SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 4)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

QUARTET MERGER CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

Common Shares and Purchase Options

(2)	Aggregate number of securities to which transaction applies:

14,591,938

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$10.06

(4)	Proposed maximum aggregate value of transaction:

$146,794,896.28

(5)	Total fee paid:

$18,907.19

☒	Fee paid previously with preliminary materials:
☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

$18,907.19

(2)	Form, Schedule or Registration Statement No.:

Form S-4, Registration Statement File No. 333-195910

(3)	Filing Party:

Quartet Holdco Ltd.

(4)	Date Filed:

May 12, 2014

SUBJECT TO COMPLETION, DATED AUGUST 12, 2014

QUARTET MERGER CORP.
777 Third Avenue, 37th Floor
New York, New York 10017

NOTICE OF SPECIAL MEETING IN LIEU OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2014

TO THE STOCKHOLDERS OF QUARTET MERGER CORP.:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of annual meeting of stockholders of Quartet Merger Corp. (“Quartet”), a Delaware corporation, will be held at [•] a.m. eastern time, on [•], 2014, at the offices of Graubard Miller, Quartet’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. You are cordially invited to attend the special meeting, which will be held for the following purposes:

(1)	to consider and vote upon a proposal to adopt the Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet, Quartet Holdco Ltd., Quartet’s wholly-owned subsidiary (“Holdco”), Quartet Merger Sub, Ltd., Holdco’s wholly-owned subsidiary (“Merger Sub”), Pangaea Logistics Solutions Ltd. (“Pangaea”) and the securityholders of Pangaea, which, among other things, provides for the mergers of (a) Merger Sub with and into Pangaea, with Pangaea surviving the merger and becoming the wholly-owned subsidiary of Holdco and (b) Quartet with and into Holdco, with Holdco surviving the merger, and to approve the business combination contemplated by such agreement – we refer to this proposal as the “merger proposal”;
(2)	to consider and vote upon separate proposals to approve the following material differences between the constitutional documents of Holdco and Quartet’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (ii) Holdco has 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (iii) Holdco’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time; and (iv) Holdco’s bye-laws do not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains — we refer to these proposals collectively as the “charter proposals”;
(3)	to consider and vote upon a proposal to approve the adoption of the 2014 Share Incentive Plan – we refer to this proposal as the “incentive compensation plan proposal”; and
(4)	to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, Quartet is not authorized to consummate the mergers — we refer to this proposal as the “adjournment proposal.”

These items of business are described in the attached proxy statement/prospectus, which we encourage you to read in its entirety before voting. Only holders of record of Quartet common stock at the close of business on July 14, 2014 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

After careful consideration, Quartet’s board of directors has determined that the merger proposal, the charter proposals, the incentive compensation plan proposal, and the adjournment proposal are fair to and in the best interests of Quartet and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the merger proposal, “FOR” the charter proposals “FOR” the incentive compensation plan proposal and “FOR” the adjournment proposal, if presented.

Under the merger agreement, the approval of the charter proposals is not a condition to the consummation of the mergers. However, because Quartet does not currently have a sufficient number of authorized shares to consummate the mergers, the charter proposals must be approved to effectuate the mergers. Accordingly, the approval of the charter proposals is a condition to the adoption of the merger proposal and vice versa.

All Quartet stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of Quartet common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the charter amendments proposal, but will have no effect on the other proposals.

A complete list of Quartet stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the principal executive offices of Quartet for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ David Sgro
David Sgro
Chief Financial Officer and Secretary

[•], 2014

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO CASH. TO EXERCISE YOUR CONVERSION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE MERGER PROPOSAL, DEMAND THAT QUARTET CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL, AND TENDER YOUR STOCK TO QUARTET’S TRANSFER AGENT PRIOR TO THE VOTE AT THE MEETING. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE “SPECIAL MEETING OF QUARTET STOCKHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the mergers, passed upon the merits of the merger agreement or the transactions contemplated thereby, which include the mergers, or determined if this proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated [•], 2014 and is first being mailed to Quartet Merger Corp. stockholders on or about [•], 2014.

The information in this proxy statement/prospectus is not complete and may be changed. We may not issue these securities until the registration statement filed with the Securities and Exchange Commissions is effective. This proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 12, 2014

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF

QUARTET MERGER CORP.

PROSPECTUS FOR UP TO 13,709,938 COMMON SHARES
AND
PURCHASE OPTIONS EXERCISABLE FOR 462,000 COMMON SHARES
OF
QUARTET HOLDCO LTD.

The board of directors of each of Quartet Merger Corp., a Delaware corporation (“Quartet”), and Quartet’s wholly-owned subsidiary, Quartet Holdco Ltd., a Bermuda exempted company (“Holdco”), has unanimously approved the merger of Quartet and Holdco (“redomestication merger”), with Holdco surviving the merger. In the redomestication merger, Holdco will issue (a) one common share for each outstanding share of Quartet, (b) one tenth of one common share for each outstanding right of Quartet and (c) purchase options to purchase an aggregate of 462,000 common shares for the outstanding purchase options of Quartet.

This prospectus covers an aggregate of 13,709,938 common shares, 420,000 purchase options and 462,000 common shares underlying the purchase options to be issued by Holdco as a result of the redomestication merger. The 13,709,938 common shares to be issued include 12,683,125 shares issuable in exchange for all of the outstanding shares of common stock of Quartet and 1,026,813 shares issuable in exchange for all of the outstanding Quartet rights. The 420,000 purchase options will be issued in exchange for the outstanding purchase options that were issued in connection with Quartet’s initial public offering, consummated in November 2013.

The board of directors of each of Quartet and Holdco also has approved the merger (the “transaction merger” and together with the redomestication merger, the “mergers”) of Quartet Merger Sub, Ltd., Holdco’s wholly-owned subsidiary (“Merger Sub”), with and into Pangaea Logistics Solutions Ltd., a Bermuda exempted company (“Pangaea” or the “Company”), pursuant to an agreement and plan of reorganization, dated April 30, 2014 (“merger agreement”), by and among Quartet, Holdco, Merger Sub, Pangaea and the securityholders of Pangaea. The mergers will result in Pangaea being a wholly-owned subsidiary of Holdco.

Proposals to approve the merger agreement and the other matters discussed in this proxy statement/prospectus will be presented at the special meeting of stockholders of Quartet scheduled to be held on [•], 2014.

Quartet’s units, common stock and rights are currently listed on the Nasdaq Capital Market under the symbols QTETU, QTET and QTETR, respectively. Holdco will apply for listing, to be effective at the time of the mergers, of its common shares on Nasdaq under the proposed symbol PANL. Holdco will not have units or rights traded following consummation of the mergers as the Quartet rights automatically entitle the holder to receive  1/10 of a Holdco share upon consummation of the mergers and the Quartet units are comprised of shares and rights, which rights will no longer trade. It is a condition of the consummation of the mergers that Holdco receive confirmation from Nasdaq that the combined company meets the listing conditions of the exchange, except for the number of round lot holders, but there can be no assurance such listing conditions will be met or that Holdco will obtain such confirmation from Nasdaq. If such listing conditions are not met or if such confirmation is not obtained, these transactions will not be consummated unless the Nasdaq condition set forth in the merger agreement is waived by the parties.

This proxy statement/prospectus provides you with detailed information about the mergers and other matters to be considered at the special meeting of Quartet’s stockholders. We encourage you to carefully read this entire document and the documents incorporated by reference. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 30 of this proxy statement/prospectus.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated            , 2014, and is first being mailed to Quartet securityholders on or about            , 2014.

i

v

SUMMARY OF THE MATERIAL TERMS OF THE MERGERS

•	The parties to the merger agreement are Quartet Merger Corp. (“Quartet”), Quartet Holdco Ltd., Quartet’s wholly-owned subsidiary (“Holdco”), Quartet Merger Sub, Ltd., Holdco’s wholly-owned subsidiary (“Merger Sub”), Pangaea Logistics Solutions Ltd. (“Pangaea”) and the securityholders of Pangaea. Pursuant to the merger agreement, (1) Merger Sub will merge with and into Pangaea, with Pangaea surviving and becoming the wholly-owned subsidiary of Holdco (the “transaction merger”) and (2) Quartet will be merged with and into Holdco, with Holdco surviving as the public company (the “redomestication merger” and together with the transaction merger, the “mergers”). See the secion entitled “The Merger Proposal.”
•	Pangaea is a holding company of various subsidiaries which collectively form a growth oriented global logistics company focused on providing seaborne drybulk transportation services. See the section entitled “Business of Pangaea.”
•	Under the merger agreement, upon the consummation of the redomestication merger (1) each share of Quartet common stock will be exchanged for one common share of Holdco, except that holders, or “public stockholders,” of shares of Quartet’s common stock sold in its initial public offering, or “public shares,” shall be entitled to elect instead to receive a pro rata portion of Quartet’s trust account, as provided in Quartet’s charter documents; (2) each Quartet right will be exchanged for 1/10th of one share of Holdco; and (3) each purchase option of Quartet, which currently entitles the holder to purchase one unit of Quartet, comprised of one share of Quartet common stock and one Quartet right, for $11.75 per unit, will be converted into an option to purchase 1.1 common shares of Holdco for $11.75. However, pursuant to the merger agreement, no fractional shares will be issued by virtue of the redomestication merger. If a holder would be entitled to receive a fractional share, the holder will receive, in lieu of such fractional share, an amount in cash without interest determined by multiplying the closing sale price of a share of Quartet’s common stock on the trading day immediately preceding the closing date by the fraction of Holdco common shares to which such holder would otherwise have been entitled.
•	Under the merger agreement, upon consummation of the transaction merger, the holders of Pangaea’s capital stock will receive (1) 28,431,372 common shares of Holdco; (2) $10,000,000 in cash or alternatively, at the option of the holders, an additional number of Holdco common shares in lieu of receiving all or a portion of such cash consideration, up to an additional 980,392 common shares of Holdco if the holders elect to receive all of such cash consideration in the form of Holdco common shares instead of cash; (3) an additional number of common shares of Holdco to be issued upon and subject to Pangaea achieving certain net income targets following the transaction merger, which we sometimes refer to as “net income shares,” as described elsewhere in this proxy statement/prospectus; and (4) an additional number of common shares of Holdco to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, which we sometimes refer to as “cancellation shares,” as described elsewhere in this proxy statement/prospectus. The cancellation shares will essentially be funded by Quartet’s initial stockholders (and not the public stockholders) who have agreed to contribute to Holdco an equivalent number of shares for cancellation in connection with Holdco issuing such shares to the Pangaea securityholders in the transaction merger. See the section entitled “The Merger Proposal — Structure of the Transaction.”
•	To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for any breaches of representations and warranties and covenants by Pangaea and its securityholders, there will be placed in escrow (with an independent escrow agent) an aggregate of 1,100,000 common shares of Holdco issuable to the Pangaea securityholders at closing. The shares to be placed in escrow will be allocated among the Pangaea securityholders pro rata in proportion to the number of shares of Pangaea owned by them immediately prior to the closing of the mergers. See the section entitled “The Merger Proposal — Indemnification of Holdco.”
•	In addition to voting on the mergers, the stockholders of Quartet will vote on the following separate proposals to approve the following material differences between the constitutional documents of

Holdco and Quartet’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (ii) Holdco has 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (iii) Holdco’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time; and (iv) Holdco’s bye-laws do not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains. See the section entitled “The Charter Proposals.”
•	The merger agreement provides that either Quartet or Pangaea may terminate the agreement if the mergers are not consummated by September 30, 2014. Additionally, the merger shall not be consummated if Quartet’s public stockholders do not approve the merger or holders of more than 9,169,603 of Quartet’s public shares validly exercise their conversion rights. The agreement also provides that Pangaea may terminate the agreement if the Quartet board changes its recommendation that Quartet’s stockholders vote in favor of the merger proposal or if immediately prior to the consummation of the transactions contemplated by the merger agreement, Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the redomestication merger. Additionally, the merger agreement may be terminated, among other reasons, by either Quartet or Pangaea upon material breach of the other party. See the section entitled “The Merger Agreement — Termination.”
•	After the mergers, the directors of Holdco will be Edward Coll, Carl Claus Boggild, Richard T. du Moulin, Mark L. Filanowski, Paul Hong and Peter M. Yu, who were designated by Pangaea, and Eric S. Rosenfeld and David D. Sgro, who were designated by Quartet. Mr. Rosenfeld is currently the Chairman of the Board and Chief Executive Officer of Quartet and Mr. Sgro is currently the Chief Financial Officer and a director of Quartet. Neither Mr. Rosenfeld nor Mr. Sgro has received or will receive any compensation as an executive officer of Quartet. After the mergers, Messrs. Rosenfeld, Sgro, du Moulin, Filanowski, Hong and Yu will be considered independent directors under the rules of the Nasdaq Capital Market (“Nasdaq”). See the section entitled “Management of Holdco Following the Mergers.”
•	Upon completion of the mergers, the current executive officers of Pangaea will remain executive officers of Pangaea and will become executive officers of Holdco, holding the equivalent management positions as those held with Pangaea. These officers are Edward Coll, Chief Executive Officer, Carl Claus Boggild, President — Brazil, and Anthony Laura, Chief Financial Officer. Each of these persons is currently an executive officer of Pangaea. See the section entitled “Management of Holdco Following the Mergers.”
•	The Pangaea securityholders will not be able to sell any of the common shares of Holdco that they receive as a result of the mergers (subject to limited exceptions) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the mergers and (ii) the day preceding the day that is twelve months after the consummation of the mergers and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the mergers. Each Pangaea securityholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Pangaea for the merger consideration. These lock-up provisions are substantively identical to the restrictions on transfer imposed on the holders of Quartet’s common stock prior to its initial public offering (the “initial stockholders”) and may be waived only with the consent of disinterested members of the Board of Directors of Holdco. Holdco will enter into a registration rights agreement at the closing of the mergers with the Pangaea securityholders. Under the registration rights agreement, the Pangaea securityholders will have certain “demand” and “piggyback” registration rights under the Securities Act of 1933, as amended (“Securities Act”), with respect to the resale of Holdco common shares issued and to be issued to them in the transaction merger. Notwithstanding such registration rights, the sale restrictions described above shall remain in effect until their expiration. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.”
•	The initial stockholders, including Messrs. Rosenfeld and Sgro, have committed to contribute back to Quartet immediately prior to the closing of the redomestication merger up to 1,932,000 shares of Quartet common stock if holders of more than 15% of the Quartet public shares seek conversion of their Quartet public shares into cash. The number of shares to be contributed back by such holders will be equal, in the aggregate, to the number of additional “cancellation shares” issuable to the Pangaea securityholders in such event (as described above). The initial stockholders have also agreed to take certain actions (or refrain from taking certain actions) to assist in having the mergers effectuated.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement/prospectus?	A.	Quartet and Pangaea have agreed to a business combination under the terms of the Agreement and Plan of Reorganization, dated as of April 30, 2014, that is described in this proxy statement/prospectus. This agreement is referred to as the “merger agreement.” A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A, and Quartet encourages its stockholders to read it in its entirety. Quartet’s stockholders are being asked to consider and vote upon a proposal to adopt the merger agreement, which, among other things, provides for the mergers of (a) Merger Sub with and into Pangaea, with Pangaea surviving the merger and becoming the wholly-owned subsidiary of Holdco, which we call the “transaction merger,” and (b) Quartet with and into Holdco, with Holdco surviving the merger, which we call the “redomestication merger,” and to approve the mergers contemplated by the merger agreement.
In addition to voting on the mergers, the stockholders of Quartet will vote on separate proposals to approve the following material differences between the constitutional documents of Holdco and Quartet’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (ii) Holdco has 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (iii) Holdco’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time; and (iv) Holdco’s bye-laws do not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains. See the section entitled “The Charter Proposals.”
Under the merger agreement, the approval of the charter proposals is not a condition to the consummation of the mergers. However, because Quartet does not currently have a sufficient number of authorized shares to consummate the mergers, the charter proposals must be approved to effectuate the mergers. Accordingly, the approval of the charter proposals is a condition to the adoption of the merger proposal and vice versa.
Quartet’s stockholders are also being asked to consider and vote upon a proposal to approve the adoption of the 2014 Share Incentive Plan. See the section entitled “The Incentive Compensation Plan Proposal.”
In addition to the foregoing proposals, the stockholders may also be asked to consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, Quartet would not have been authorized to consummate the mergers. See the section entitled “The Adjournment Proposal.”
Quartet will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed mergers and the other matters to be acted upon at the special meeting. Stockholders should read it carefully.
The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q.	I am a Quartet right holder. Why am I receiving this proxy statement/prospectus?		As a holder of Quartet rights, you will be entitled to receive one-tenth of one common share of Holdco for each right you hold upon consummation of the mergers. This proxy statement/prospectus includes important information about Holdco and the business of Holdco and its subsidiaries following consummation of the mergers. Since holders of Quartet rights will become holders of Holdco common shares upon consummation of the mergers, we urge you to read the information contained in this proxy statement/prospectus carefully.
Q.	Why is Quartet proposing the merger?	A.	Quartet was organized to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities.
Quartet completed its initial public offering of units, with each unit consisting of one share of its common stock and one right automatically convertible into one-tenth of one share of its common stock upon the consummation of a business combination, on November 1, 2013, and closed on the sale of the units subject to overallotment on November 5, 2013, raising total gross proceeds of approximately $96,600,000. Since the initial public offering, Quartet’s activity has been limited to the evaluation of business combination candidates.
Pangaea is a holding company of various subsidiaries which collectively form a growth oriented global logistics company focused on providing seaborne drybulk transportation services. Based on its due diligence investigations of Pangaea and the industry in which it operates, including the financial and other information provided by Pangaea in the course of their negotiations, Quartet believes that a business combination with Pangaea will provide Quartet stockholders with an opportunity to participate in a company with significant growth potential. However, there is no assurance of this. See the section entitled “The Merger Proposal — Quartet’s Board of Directors’ and Special Advisor’s Reasons for Approval of the Mergers.”
Q.	Do I have conversion rights?	A.	If you are a holder of public shares, you have the right to demand that Quartet convert such shares into cash provided that you vote either for or against the merger proposal. We sometimes refer to these rights to demand conversion of the public shares into a pro rata portion of the cash held in Quartet’s trust account as “conversion rights.”
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 20% or more of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder will not be converted to cash.

Under Quartet’s amended and restated certificate of incorporation, the mergers may only be consummated if holders of no more than 9,169,603 of the public shares properly demand conversion of their shares into cash. However, Pangaea may terminate the merger agreement if immediately prior to the mergers Quartet does not have cash on hand of at least $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the mergers. Throughout this proxy statement/prospectus (except in the consolidated financial statements of Quartet), when referring to the limit upon the number of public shares that may be converted, we refer to this latter limit under the merger agreement.
Q.	How do I exercise my conversion rights?	A.	If you are a holder of public shares and wish to exercise your conversion rights, you must (i) affirmatively vote either for or against the merger proposal, (ii) demand that Quartet convert your shares into cash no later than the close of the vote on the merger proposal, and (iii) deliver your stock to Quartet’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System prior to the vote at the meeting. Any holder of public shares voting for or against the merger proposal will be entitled to demand that his shares be converted for a full pro rata portion of the amount then in the trust account (which was $[•], or $[•] per share, as of [•], 2014). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the mergers. There are currently no owed but unpaid income taxes on the funds in the trust account. However, under Delaware law, the proceeds held in the trust account could be subject to claims which could take priority over those of Quartet’s public stockholders exercising conversion rights, regardless of whether such holders vote for or against the merger proposal. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal other than the merger proposal will have no impact on the amount you will receive upon exercise of your conversion rights.
If you are a holder of public shares, you may demand conversion rights either by checking the box on the proxy card or by submitting your request in writing to David D. Sgro, Quartet’s secretary, at the address listed at the end of this section. If you (i) initially do not vote with respect to the merger proposal but then wish to vote for or against it, or (ii) wish to exercise your conversion rights but initially do not check the box on the proxy card providing for the exercise of your conversion rights and do not send a written request to Quartet to exercise your conversion rights, you may request Quartet to send you another proxy card on which you may indicate your intended vote or your intention to exercise your conversion rights. You may make such request by contacting Quartet at the phone number or address listed at the end of this section.
Any request for conversion, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the merger proposal at the special meeting. If you deliver your shares for conversion to Quartet’s transfer agent and later decide prior to the special meeting not to elect conversion, you may request that Quartet’s transfer agent return the shares (physically or electronically). You may make such request by contacting Quartet’s transfer agent at the phone number or address listed at the end of this section.

Any corrected or changed proxy card or written demand of conversion rights must be received by Quartet’s secretary prior to the vote taken on the merger proposal at the special meeting. No demand for conversion will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the meeting.
If a holder of public shares votes for or against the merger proposal, demand is properly made and the stock is delivered as described above, then, if the mergers are consummated, Quartet will convert these shares into a pro rata portion of funds deposited in the trust account. If you exercise your conversion rights, then you will be exchanging your shares of Quartet common stock for cash and will not be entitled to Holdco common shares upon consummation of the mergers.
If you are a holder of public shares and you exercise your conversion rights, it will not result in the loss of any Quartet rights that you may hold. Your rights will be automatically converted into one-tenth of one common share of Holdco upon consummation of the mergers.
Q.	Do I have appraisal rights if I object to the proposed mergers?	A.	No. Neither Quartet stockholders nor Quartet right holders have appraisal rights in connection with the mergers under the General Corporation Law of the State of Delaware (“DGCL”).
Q.	What happens to the funds deposited in the trust account after consummation of the mergers?	A.	Of the net proceeds of Quartet’s initial public offering, $92,410,500, together with $6,081,250 raised from the private sale of units simultaneously with the consummation of the initial public offering, for a total of $98,491,750, were placed in the trust account immediately following the initial public offering. After consummation of the mergers, the funds in the trust account will be released to Holdco and used by Holdco to pay the cash merger consideration, if any, to Pangaea’s securityholders who elect to receive such cash consideration, to pay holders of the public shares who exercise conversion rights, to pay expenses incurred in connection with the business combination with Pangaea, and for working capital and general corporate purposes, including funding for organic growth and potential acquisitions. Such expenses include a fee to EarlyBirdCapital, Inc., the representative of the underwriters of Quartet’s initial public offering, of approximately $3.6 million for acting as its investment banker in connection with the business combination, a fee to Jefferies, LLC, Pangaea’s financial advisor in connection with the business combination, of up to $1.65 million, a $1.3 million finder fee to Dinan & Company, LLC for introducing Pangaea to Quartet and fees to Quartet’s and Pangaea’s advisors.

Q.	What happens if a substantial number of public stockholders vote in favor of the merger proposal and exercise their conversion rights?		Unlike other blank check companies which require public stockholders to vote against a business combination in order to exercise their conversion rights, Quartet’s public stockholders may vote in favor of the business combination and exercise their conversion rights. Accordingly, the mergers may be consummated even though the funds available from the trust account and the number of public stockholders are substantially reduced as a result of conversions by public stockholders. However, Pangaea may terminate the merger agreement if immediately prior to the mergers Quartet does not have cash on hand of at least $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the mergers. Also, with fewer public shares and public stockholders, the trading market for Holdco’s common shares may be less liquid than the market for Quartet’s shares of common stock were prior to the mergers and Holdco may not be able to meet the listing standards for Nasdaq or another national securities exchange. In addition, with less funds available from the trust account, the working capital infusion from the trust account into Pangaea’s business will be reduced.
Q.	What happens if the mergers are not consummated?	A.	If the mergers are not consummated by September 30, 2014, either party may terminate the merger agreement. Quartet would then have until May 1, 2015 (or November 1, 2015 if certain conditions are met) to consummate a business combination. If Quartet does not complete the business combination with Pangaea for whatever reason, Quartet will commence a search for a new target business with which to consummate a business combination. If Quartet is unable to consummate a business combination by May 1, 2015 (or November 1, 2015 if certain conditions are met), Quartet must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the trust account.
Q.	When do you expect the mergers to be completed?	A.	It is currently anticipated that the mergers will be consummated promptly following the Quartet special meeting which is set for [•], 2014; however, such meeting could be adjourned, as described above. For a description of the conditions for the completion of the mergers, see the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers.”
Q.	What do I need to do now?	A.	Quartet urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the mergers will affect you as a stockholder and/or rightholder of Quartet. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.
Q.	How do I vote?	A.	If you are a holder of record of Quartet common stock on the record date, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?	A.	No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.
Q.	May I change my vote after I have mailed my signed proxy card?	A.	Yes. Stockholders may send a later-dated, signed proxy card to Quartet’s secretary at the address set forth below so that it is received by Quartet’s secretary prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to Quartet’s secretary, which must be received by Quartet’s secretary prior to the vote at the special meeting.
Q.	What happens if I fail to take any action with respect to the meeting?	A.	If you fail to take any action with respect to the meeting and the mergers are approved by stockholders and consummated, you will become a shareholder of Holdco. As a corollary, failure to vote either for or against the merger proposal means you will not have any right in connection with the transaction merger to exchange your shares for a pro rata share of the funds held in Quartet’s trust account. If you fail to take any action with respect to the meeting and the mergers are not approved, you will continue to be a stockholder and/or rightholder of Quartet.
Q.	What should I do with my stock and/or rights certificates?	A.	Quartet rightholders and those stockholders who do not elect to have their Quartet shares converted into the pro rata share of the trust account should not submit their certificates now. After the consummation of the redomestication merger, Holdco’s transfer agent will send instructions to Quartet securityholders regarding the exchange of their Quartet securities for Holdco securities. Quartet stockholders who exercise their conversion rights must deliver their stock certificates to Quartet’s transfer agent (either physically or electronically) prior to the vote at the meeting.
Q.	What should I do if I receive more than one set of voting materials?	A.	Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Quartet shares.
Q.	Who can help answer my questions?	A.	If you have questions about the mergers or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:
Mr. David D. Sgro Quartet Merger Corp. 777 Third Avenue, 37th Floor New York, New York 10017 Tel: (212) 319-7676 Fax: (212) 319-0760

or:
MacKenzie Partners Inc. 105 Madison Avenue New York, NY 10016 Tel: (800) 322-2885 Fax: (212) 929-0308
or:
Jefferies LLC 520 Madison Avenue New York, New York 10022 Tel: (212) 284-2300
You may also obtain additional information about Quartet from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek conversion of your shares, you will need to deliver your stock (either physically or electronically) to Quartet’s transfer agent at the address below prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Mr. Mark Zimkind Continental Stock Transfer & Trust Company 17 Battery Place New York, New York 10004 E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the mergers, you should read this entire document carefully, including the merger agreement, as amended, attached as Annex A to this proxy statement/prospectus. The merger agreement is the legal document that governs the mergers and the other transactions that will be undertaken in connection with the mergers. It is also described in detail in this proxy statement/prospectus in the section entitled “The Merger Agreement.”

The Parties

Quartet

Quartet Merger Corp. is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities. Quartet was incorporated under the laws of Delaware on April 19, 2013.

On November 1, 2013, Quartet closed its initial public offering of 8,400,000 units, with each unit consisting of one share of its common stock and one right to automatically receive one-tenth of one share of its common stock upon consummation of an initial business combination. On November 5, 2013, Quartet consummated the sale of an additional 1,260,000 units which were subject to an over-allotment option granted to the underwriters of its initial public offering. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $96,600,000. Simultaneously with the consummation of the initial public offering and the exercise of the underwriters’ over-allotment option, Quartet consummated the private sale of 608,125 units to its initial stockholders and EarlyBirdCapital, Inc. and its designees, in each case at $10.00 per unit for an aggregate purchase price of $6,081,250. $92,410,500 of the net proceeds from the initial public offering, together with $6,081,250 raised from the private sale of units, for a total of $98,491,750, was deposited into the trust account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The initial public offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-191129) that became effective on October 28, 2013. As of [•], 2014, there was approximately $[•] held in the trust account.

After consummation of the mergers, the funds in the trust account will be released to Holdco and used by Holdco to pay the cash merger consideration, if any, to Pangaea’s securityholders who elect to receive such cash consideration, to pay holders of the public shares who exercise conversion rights, to pay expenses incurred in connection with the business combination with Pangaea, and for working capital and general corporate purposes, including (i) funding for the planned acquisition of the 49% interest in Seamar Management S.A. for approximately $250,000, (ii) up to $11,500,000 for newbuildings, (iii) up to $20,000,000 for working capital and (iv) the balance for general corporate purposes. Such expenses include a fee to EarlyBirdCapital, Inc. of approximately $3.6 million for acting as Quartet’s investment banker in connection with the business combination, a fee to Jefferies, LLC, Pangaea’s financial advisor in connection with the business combination, of up to $1.65 million, a $1.3 million finder fee to Dinan & Company, LLC for introducing Pangaea to Quartet and fees and expenses payable to Quartet’s and Pangaea’s advisors.

Quartet units, common stock and rights are listed on Nasdaq under the symbols QTETU, QTET and QTETR, respectively.

The mailing address of Quartet’s principal executive office is 777 Third Avenue, 37th Floor, New York, New York 10017. Its telephone number is (212) 319-7676. After the consummation of the mergers, it will cease to exist.

Holdco

Quartet Holdco Ltd. is a wholly-owned subsidiary of Quartet formed solely for the purpose of effectuating the redomestication merger described herein. Holdco was incorporated under the laws of Bermuda as an exempted company on April 29, 2014. Holdco owns no material assets and does not operate any business.

The mailing address of Holdco’s principal executive office is 777 Third Avenue, 37th Floor, New York, New York 10017. Its telephone number is (212) 319-7676. After the consummation of the mergers, its principal executive office will be that of Pangaea, located at 109 Long Wharf, Newport, Rhode Island 02840 and its telephone number will be (401) 846-7790 and its registered office will be located at Third Floor, Par la Ville Place, 14 Par La Ville Road, Hamilton, HM08, Bermuda.

Merger Sub

Quartet Merger Sub, Ltd. is a wholly-owned subsidiary of Holdco formed solely for the purpose of effecting the transaction merger with Pangaea described herein. Merger Sub was incorporated under the laws of Bermuda as an exempted company on April 29, 2014. Merger Sub owns no material assets and does not operate any business.

The mailing address of Merger Sub’s principal executive office is 777 Third Avenue, 37th Floor, New York, New York 10017. Its telephone number is (212) 319-7676. After the consummation of the mergers, it will cease to exist.

Pangaea

Pangaea is a growth-oriented global logistics company that utilizes its logistics experience and assets to service a broad base of industrial customers who require the transportation of a wide variety of drybulk cargoes, including grains, pig iron, hot briquetted iron, bauxite, alumina, cement clinker, dolomite and limestone. Pangaea was incorporated under the laws of Bermuda as an exempted company on June 17, 2008 providing seaborne drybulk transportation services. Pangaea addresses the transportation needs of its customers by undertaking a comprehensive set of services and activities, including cargo loading, cargo discharge, vessel chartering, voyage planning, and technical vessel management. In particular, Pangaea has historically focused on providing such services for backhaul routes. In addition, it has developed customized shipping routes, which it believes create value for its customers and shareholders by both reducing the time and cost of transportation between ports and increasing cargo carried per voyage. Pangaea was formerly known as Bulk Partners (Bermuda) Ltd. Pangaea was originally formed to acquire the business of Bulk Partners Ltd., Pangaea’s predecessor company, which was formed in 1996.

The mailing address of Pangaea’s principal executive office is 109 Long Wharf, Newport, Rhode Island 02840 and its telephone number is (401) 846-7790 and its registered office will be located at Third Floor, Par la Ville Place, 14 Par La Ville Road, Hamilton, HM08, Bermuda.

After the market close on May 1, 2014, Quartet filed a Current Report on Form 8-K, which included the press release issued on April 30, 2014, the merger agreement and a presentation which provided a summary of the deal terms and additional details on Pangaea’s operations.

Emerging Growth Company

Each of Quartet, Holdco and Pangaea is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act). It is anticipated that after the consummation of the mergers, Holdco will continue to be an “emerging growth company.” As emerging growth companies, Quartet, Holdco and Pangaea are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of an extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. Quartet, Holdco and Pangaea have irrevocably opted not to take advantage of such extended transition period, and will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Holdco could remain an emerging growth company until the last day of Holdco’s fiscal year following November 2, 2018 (the fifth anniversary of the consummation of its successor’s initial public offering). However, if Holdco’s non-convertible debt issued within a three-year period or its total revenues exceed $1 billion or the market value of its shares of common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, Holdco would cease to be an emerging growth company as of the following fiscal year.

The Merger Proposal

The merger agreement provides for a business combination transaction by means of the mergers of (i) Merger Sub with and into Pangaea, with Pangaea surviving and becoming a wholly-owned subsidiary of Holdco and (ii) Quartet with and into Holdco, with Holdco surviving and becoming the public company. The redomestication merger and transaction merger are intended to be consummated at the same time. However, from a practical perspective, the merger documentation required to be filed with respect to the transaction merger will be filed immediately prior to the merger documentation required to be filed with respect to the redomestication merger.

Under the merger agreement, the Pangaea securityholders will receive: (i) 28,431,372 common shares of Holdco; (ii) $10,000,000 in cash or alternatively, at the option of the holders, an additional number of Holdco common shares in lieu of receiving all or a portion of such cash consideration, up to an additional 980,392 common shares if the holders elect to receive all of such cash consideration in the form of Holdco common shares instead of cash; (iii) an additional number of net income shares to be issued upon and subject to Pangaea achieving certain net income targets described below following the mergers; and (iv) an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as described below.

The Pangaea securityholders will be entitled to receive additional payments of Holdco shares based on Pangaea’s achievement of specified net income targets in the fiscal years ending December 31, 2014, 2015 and 2016. Any additional shares that may be issued upon Pangaea’s achievement of the specified net income targets will be allocated among the Pangaea securityholders pro rata in proportion to the number of shares of Pangaea owned by them immediately prior to the closing of the mergers. The following table sets forth the net income targets and the number of Holdco shares issuable to the Pangaea securitholders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Holdco Shares
2014	$27,300,000	3,431,373
2015	$34,000,000	1,960,784
2016	$41,000,000	1,960,784

Notwithstanding whether Pangaea meets any of the above-stated targets in the applicable fiscal year, in the event the Pangaea has cumulative net income of $102,300,000 or more in the one-, two- or three-year periods beginning on January 1, 2014, the Pangaea securityholders will receive, in the aggregate, 7,352,941 common shares of Holdco, less the aggregate of any net income shares already issued upon attainment of the above-stated targets for a prior period.

Additionally, if holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. In turn, the Quartet initial stockholders have agreed, pursuant to letter agreements entered into on the same date as the merger agreement (the “Founding Shareholder Agreements”), that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders. The Founding Shareholder Agreements will also require the initial stockholders to take certain actions (or refrain from taking certain actions) to assist in having the mergers effectuated.

The Pangaea securityholders will not be able to sell any of the common shares of Holdco that they receive as a result of the mergers (subject to limited exceptions) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the mergers and (ii) the day preceding the day that is twelve months after the consummation of the acquisition and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the mergers. Each Pangaea securityholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Pangaea for the Holdco common shares in connection with the transaction merger. These lock-up provisions are substantively identical to the restrictions on transfer imposed on the Quartet initial stockholders.

See the section entitled “The Merger Proposal — Structure of the Transaction” for the more information.

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Pangaea and its securityholders, there will be placed in escrow (with an independent escrow agent) an aggregate of 1,100,000 of the common shares of Holdco issuable to the Pangaea securityholders at closing. The aggregate liability for indemnification will not exceed the shares held in escrow. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Holdco’s rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the merger agreement. See the section entitled “The Merger Proposal — Indemnification of Holdco.”

Quartet and Pangaea plan to complete the mergers promptly after the Quartet special meeting, provided that:

•	Quartet’s stockholders have approved the merger proposal and charter proposals;
•	holders of no more than 9,169,603 of Quartet’s public shares have exercised their conversion rights;
•	Holdco has received confirmation from Nasdaq that it meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders; and
•	the other conditions specified in the merger agreement (including that Quartet have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the redomestication merger) have been satisfied or waived.

After consideration of the factors identified and discussed in the section entitled “The Merger Proposal — Quartet’s Board of Directors’ and Special Advisor’s Reasons for Approval of the Mergers,” Quartet’s board of directors concluded that the mergers met all of the requirements disclosed in the prospectus for its initial public offering, including that the business of Pangaea had a fair market value of at least 80% of the balance of the funds in the trust account at the time of execution of the merger agreement.

As a result of the mergers, assuming that no stockholders of Quartet elect to convert their public shares into cash in connection with the redomestication merger as permitted by Quartet’s amended and restated certificate of incorporation, the securityholders of Pangaea will own approximately 68.2% of the common shares of Holdco to be outstanding immediately after the mergers, the Quartet initial stockholders will own approximately 7.0% of Holdco’s outstanding common shares and the former Quartet stockholders will own approximately 24.8% of Holdco’s outstanding common shares. If the maximum number of Quartet public shares are converted into cash, such percentages will be approximately 92.0%, 3.6% and 4.4%, respectively. The foregoing does not take into account the issuance of any net income shares or cancellation shares. If no public shares are converted and thereafter the full net income shares are earned, the Quartet initial stockholders will own approximately 6.0% of Holdco’s outstanding common stock, the former Quartet stockholders would own approximately 21.2% of the total outstanding stock and Pangaea securityholders would own approximately 72.8%, assuming that no other shares are issued. If the maximum number of public shares are converted and thereafter the full net income shares are earned, the Quartet initial stockholders will own approximately 2.9% of Holdco’s outstanding common shares, the former Quartet stockholders would own approximately 3.7% of the total outstanding stock and Pangaea securityholders would own approximately 93.4%, assuming that no other shares are issued. The foregoing calculations assume that certain of the Pangaea securityholders elect to receive only common shares of Holdco and no portion of the cash consideration. To the extent they elect to receive any portion of the cash consideration, the ownership of the

Pangaea securityholders would decrease and the ownership of the Quartet stockholders would increase by a like amount. None of the foregoing calculations assume the issuance and/or exercise of any stock options.

If the merger proposal is not approved by Quartet’s stockholders at the special meeting, neither the charter proposals nor the adjournment proposal will be presented at the special meeting for a vote.

Opinion of Financial Advisor to the Board of Directors of Quartet

Quartet engaged Cassel Salpeter & Co., LLC (“Cassel Salpeter”) to render an opinion, as of April 29, 2014, as to (i) the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement and (ii) whether Pangaea had a fair market value equal to at least 80% of the balance of funds in the trust account. Cassel Salpeter is an investment banking firm that regularly is engaged in the evaluation of businesses and their securities in connection with acquisitions, corporate restructuring, private placements and for other purposes. Quartet’s board of directors decided to use the services of Cassel Salpeter because it is a recognized investment banking firm that has substantial experience in similar matters, and has rendered similar services to other blank check companies including one that Messrs. Rosenfeld and Sgro were previously directors of.

Cassel Salpeter rendered its oral opinion to Quartet’s board of directors on April 29, 2014 (which was subsequently confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date) that, as of April 29, 2014, (i) the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement was fair, from a financial point of view, to Quartet and (ii) Pangaea had a fair market value equal to at least 80% of the balance of funds in the trust account.

The amount of the consideration to be paid by Quartet to Pangaea’s securityholders was determined pursuant to negotiations between Quartet and Pangaea and not pursuant to recommendations of Cassel Salpeter.

The opinion was provided for the use and benefit of the Quartet board in connection with its consideration of the mergers and only addressed (i) the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement and (ii) whether Pangaea had a fair market value equal to at least 80% of the balance of funds in the trust account, in each case as of the date of the opinion, and did not address any other aspect or implication of the merger. The summary of Cassel Salpeter’s opinion in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex C to this proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed mergers.

The Charter Proposals

In addition to voting on the mergers, the stockholders of Quartet will vote on separate proposals to approve the following material differences between the constitutional documents of Holdco and Quartet’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (ii) Holdco has 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (iii) Holdco’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time; and (iv) Holdco’s bye-laws do not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains. See the section entitled “The Charter Proposals.”

The Incentive Compensation Plan Proposal

The proposed 2014 Share Incentive Plan will reserve up to 1,500,000 Holdco common shares for issuance in accordance with the plan’s terms. The purpose of the 2014 Share Incentive Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of Holdco and its affiliates and promoting the creation of long-term value for stockholders of Holdco by closely aligning the interests of such individuals with those of such shareholders. The 2014 Share Incentive Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of shareholder value. The plan is attached as Annex I to this proxy statement/prospectus. You are encouraged to read the 2014 Share Incentive Plan in its entirety.

The Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting to authorize Quartet to consummate the mergers (because the merger proposal is not approved or more than 9,169,603 of the holders of the public shares properly elect to convert their public shares into cash), Quartet’s board of directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “The Adjournment Proposal.”

Quartet Initial Stockholders

As of July 14, 2014, the record date for the Quartet special meeting, Quartet’s initial stockholders — Eric S. Rosenfeld, Quartet’s Chairman of the Board, Chief Executive Officer and President, David D. Sgro, Quartet’s Chief Financial Officer and Secretary and a director of Quartet, Jeffrey Moses, Margery Kraus and John Schauerman, each a director of Quartet, Joel Greenblatt, the special advisor to Quartet, and Gregory Monahan, Victor Bonilla, Tom Kobylarz, DKU 2013 LLC and The K2 Principal Fund L.P. — beneficially owned and were entitled to vote an aggregate of 2,415,000 initial shares that were issued prior to Quartet’s initial public offering. These individuals and entities also purchased an aggregate of 559,825 private units simultaneously with the consummation of Quartet’s initial public offering. The initial shares and private units held by the Quartet initial stockholders currently constitute approximately 23.5% of the outstanding shares of Quartet’s common stock.

In connection with the initial public offering, Quartet and EarlyBirdCapital, Inc., the representative of the underwriters of the initial public offering, entered into agreements with each of the Quartet initial stockholders pursuant to which each Quartet initial stockholder agreed to vote the initial shares, the shares included in the private units, as well as any shares of common stock acquired in the aftermarket, in favor of the merger proposal. The Quartet initial stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting. The initial shares and shares included in the private units have no redemption rights in the event a business combination is not effected in the required time period and will be worthless if no business combination is effected by Quartet. In connection with the initial public offering, the Quartet initial stockholders entered into an escrow agreement pursuant to which their initial shares are held in escrow and may not be transferred (subject to limited exceptions) until with respect to 50% of the initial shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of our common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and, with respect to the remaining 50% of the initial shares, one year after the date of the consummation of an initial business combination, or earlier in each case if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Pursuant to the Founding Shareholder Agreements, the initial stockholders have agreed to contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders. Such shares would be released from the escrow described above and cancelled.

Date, Time and Place of Special Meeting of Quartet’s Stockholders

The special meeting in lieu of annual meeting of the stockholders of Quartet will be held at [•]:00 a.m., Eastern time, on [•], 2014, at the offices of Graubard Miller, Quartet’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, to consider and vote upon the merger proposal, the charter proposals the incentive compensation plan proposal, and/or if necessary, the adjournment proposal to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, Quartet is not authorized to consummate the mergers.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of Quartet common stock at the close of business on July 14, 2014, which is the record date for the special meeting. Stockholders will have one vote for each share of Quartet common stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Quartet rights and purchase options do not have voting rights. On the record date, there were 12,683,125 shares of Quartet common stock outstanding, of which 9,660,000 were public shares with the rest being held by the Quartet initial stockholders.

Quorum and Vote of Quartet Stockholders

A quorum of Quartet stockholders is necessary to hold a valid meeting. A quorum will be present at the Quartet special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The Quartet initial stockholders hold approximately 23.5% of the outstanding shares of Quartet common stock, none of which are public shares. Such shares, as well as any shares of common stock acquired in the aftermarket by the Quartet initial stockholders, will be voted in favor of the proposals presented at the special meeting. The proposals presented at the special meeting will require the following votes:

•	Pursuant to Quartet’s amended and restated certificate of incorporation, the approval of the merger proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve the merger proposal. There are currently 12,683,125 shares of Quartet common stock outstanding, of which 9,660,000 are public shares. The mergers will not be consummated if the holders of more than 9,169,603 of the public shares properly demand conversion of their public shares into cash (assuming Pangaea were to waive its right to terminate the merger agreement if Quartet did not have cash on hand of $25,000,000 as described below).
•	The approval of the charter proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Quartet common stock on the record date.
•	The approval of the incentive compensation plan proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Quartet common stock on the record date.

Abstentions will have the same effect as a vote “against” the merger proposal, the charter proposals and the adjournment proposal, if presented. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal, the charter proposals or an adjournment proposal. Please note that holders of the public shares cannot seek conversion of their shares unless they affirmatively vote for or against the merger proposal.

Under the merger agreement, the approval of the charter proposals is not a condition to the consummation of the mergers. However, because Quartet does not currently have a sufficient number of authorized shares to consummate the mergers, the charter proposals must be approved to effectuate the mergers. Accordingly, the approval of the charter proposals is a condition to the adoption of the merger proposal and vice versa.

Conversion Rights

Pursuant to Quartet’s amended and restated certificate of incorporation, a holder of public shares may demand that Quartet convert such shares into cash if the mergers are consummated. Holders of public shares will be entitled to receive cash for these shares only if they (i) affirmatively vote either for or against the merger proposal, (ii) demand that Quartet convert their shares into cash no later than the close of the vote on the merger proposal, and (iii) deliver their stock to Quartet’s transfer agent prior to the vote at the meeting. If the mergers are not completed, these shares will not be converted into cash. If a holder of public shares properly demands conversion and votes for or against the merger proposal, Quartet will convert each public share into a full pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger. As of [•], 2014, this would amount to approximately $[•] per share. If a holder of public shares exercises its conversion rights, then it will be exchanging its shares of Quartet common stock for cash and will no longer own the shares. See the section entitled “Special Meeting of Quartet Stockholders — Conversion Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 20.0% or more of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder will not be converted to cash.

The mergers will not be consummated if holders of more than 9,169,603 of the public shares (representing approximately 95% of the public shares) properly demand conversion of their shares into cash. However, the merger agreement provides that Pangaea may terminate the agreement if immediately prior to the consummation of the transactions contemplated by the merger agreement, Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the redomestication merger. If Pangaea does not waive this termination right, the mergers will not be consummated if holders of more than 7,209,020 of the public shares (representing approximately 75% of the public shares) properly demand conversion of their shares into cash.

Holders of Quartet rights and purchase options will not have conversion rights with respect to such rights.

Appraisal Rights

Quartet stockholders (including the initial stockholders) and Quartet rightholders do not have appraisal rights in connection with the mergers under the DGCL.

Pangaea Financial Advisor

Jefferies LLC (“Jefferies”), is acting as Pangaea’s financial advisor in connection with the Mergers and will receive a fee from Pangaea in connection with the engagement. Jefferies has also been engaged by Pangaea to provide certain solicitation services in connection with Quartet’s stockholders’ vote to approve the mergers and could receive a fee of up to $1.65 million from Pangaea in connection with these services. Accordingly, Jefferies may be deemed to be a participant in the solicitation of proxies for the special meeting of Quartet’s stockholders to be held to approve the mergers.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. Quartet has engaged MacKenzie Partners Inc. to assist in the solicitation of proxies. Jefferies has also been engaged by Pangaea to provide certain solicitation services in connection with Quartet’s stockholders’ vote to approve the mergers and will be paid by Pangaea for these services.

If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of Quartet Stockholders — Revoking Your Proxy.”

Interests of Quartet’s Directors, Officers and Special Advisor in the Mergers

When you consider the recommendation of Quartet’s board of directors in favor of approval of the merger proposal, you should keep in mind that Quartet’s initial stockholders, including its directors, executive officers and special advisor, have interests in such proposal that are different from, or in addition to, your interests as a stockholder or rightholder. These interests include, among other things:

•	If the mergers or another business combination is not consummated by May 1, 2015 (or November 1, 2015 if certain conditions are met), Quartet will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 2,415,000 initial shares held by Quartet’s initial stockholders, including its directors, officers and special advisor, which were acquired for an aggregate purchase price of $25,000 prior to Quartet’s initial public offering, would be worthless because Quartet’s initial stockholders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[•] based upon the closing price of $[•] per share on the Nasdaq on [•], 2014.
•	Quartet’s initial stockholders, including its directors, officers and special advisor, and EarlyBirdCapital, Inc. purchased an aggregate of 608,125 private units from Quartet for an aggregate purchase price of $6,081,250 (or $10.00 per unit). These purchases took place on a private placement basis simultaneously with the consummation of the initial public offering. All of the proceeds Quartet received from these purchases were placed in the trust account. Such units had an aggregate market value of $[•] based upon the closing price of $[•] per unit on the Nasdaq on [•], 2014. The purchasers of the private units waived the right to participate in any redemption or liquidation distribution with respect to such private units. Accordingly, the Quartet shares and rights underlying the private units will become worthless if Quartet does not consummate a business combination by [•], 2015 (as will the Quartet rights held by public stockholders).
•	If holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. The initial stockholders have agreed, pursuant to the Founding Shareholder Agreements, that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders.
•	The transactions contemplated by the merger agreement provide that Eric S. Rosenfeld and David D. Sgro will be directors of Holdco after the closing of the mergers. As such, in the future each will receive any cash fees, stock options or stock awards that the Holdco board of directors determines to pay to its non-executive directors.
•	If Quartet is unable to complete a business combination within the required time period, Eric S. Rosenfeld, Quartet’s chairman of the board and chief executive officer, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or target business has not executed such a waiver.
•	Quartet’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Quartet’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Quartet fails to consummate a business combination within the required period, they will not have any claim against the trust account for reimbursement. Accordingly, Quartet may not be able to reimburse these expenses if the mergers, or another business combination, is not completed by May 1, 2015 (or November 1, 2015 if certain conditions are met). As of [•], 2014, Quartet’s officers, directors, initial stockholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses.
•	If Quartet is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Eric Rosenfeld has agreed to advance Quartet the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, the Quartet initial stockholders, Pangaea or

Pangaea’s securityholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Quartet’s common stock or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares present and entitled to vote at the special meeting to approve the merger proposal vote in its favor and that holders of 9,169,603 or fewer of the public shares demand conversion of their public shares into cash, where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Quartet initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on Quartet’s common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the merger to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and other proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 9,169,603 of the public shares will exercise their conversion rights.

As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Quartet will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Recommendation to Stockholders

Quartet’s board of directors believes that the merger proposal and the other proposals to be presented at the special meeting are fair to and in the best interest of Quartet’s stockholders and unanimously recommends that its stockholders vote “FOR” the merger proposal, “FOR” the charter proposals “FOR” the incentive compensation plan proposal, and “FOR” the adjournment proposal, if presented.

Conditions to the Closing of the Mergers

General Conditions

Consummation of the transactions contemplated by the merger agreement is conditioned on (i) the Quartet stockholders approving the transaction, (ii) the proxy statement/prospectus being declared effective, (iii) the holders of no more than 9,169,603 of Quartet’s public shares exercising their conversion rights and (iv) confirmation from Nasdaq that Holdco meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders.

In addition, the consummation of the transactions contemplated by the merger agreement is conditioned upon, among other things, (i) expiration of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and no government entity having enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the transactions, (ii) the representations and warranties of each party being true and correct as of the date of the merger agreement and on and as of the closing date (except that, on and as of the closing date, the representations and warranties of each party that are not qualified as to materiality need only be true and correct in all material respects) and each party having performed or complied with all agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing (except to the extent that any failure to perform or comply is not willful and does not constitute a material adverse effect), and each party having received a certificate with respect to the foregoing from the other party, (iii) all necessary consents, waivers and approvals required to be obtained in connection with the merger having been received, other than consents, waivers and approvals the absence of which could not reasonably be expected to have a material adverse effect and (iv) the absence of any litigation pending or threatened, which is reasonably likely to prevent consummation of the transactions contemplated by the merger agreement, cause such transactions to be rescinded following consummation or materially and adversely affect the right of either party to own or operate the assets and operations of Holdco and Pangaea following the transaction.

Pangaea’s Conditions to Closing

The obligations of Pangaea to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there being no material adverse change affecting Quartet;
•	Quartet shall be in compliance with public company reporting requirements;
•	the registration rights agreement shall have been executed and delivered by the parties thereto;
•	Quartet shall have arranged for funds remaining in the trust account to be dispersed to Holdco upon the closing of the mergers;
•	Quartet’s initial stockholders shall have executed the Founding Shareholder Agreements; and
•	receipt by Pangaea of opinions of Quartet’s US and Bermuda counsel in agreed form.

Quartet’s Conditions to Closing

The obligations of Quartet, Holdco and Merger Sub to consummate the transactions contemplated by the merger agreement also are conditioned upon each of the following, among other things:

•	there being no material adverse change affecting Pangaea;
•	the lock-up agreements shall have been executed and delivered by the parties thereto;
•	the individuals listed as persons to become directors of Holdco upon consummation of the business combination in the section “Management of Holdco Following the Mergers” shall be appointed to the board of directors of Holdco;
•	all outstanding indebtedness owned by any insider of Pangaea shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Pangaea has guaranteed the payment or performance of any obligations of any Pangaea insider to a third party shall have been terminated; and (iii) no Pangaea insider shall own any direct equity interests in any subsidiary of Pangaea; and
•	receipt by Quartet of an opinion of Appleby, Pangaea’s Bermuda counsel, and receipt of a negative assurance letter from Pangaea’s US counsel, each in agreed form.

Termination

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Quartet and Pangaea;
•	by either Quartet or Pangaea if the transactions contemplated by the merger agreement are not consummated on or before September 30, 2014;
•	by either Quartet or Pangaea if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

•	by either Quartet or Pangaea if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;
•	by Pangaea if, at the Quartet stockholder meeting, the mergers shall fail to be approved by holders of Quartet’s public shares or the holders of more than 9,169,603 of Quartet’s public shares shall exercise conversion rights;
•	by Pangaea if the Quartet board changes its recommendation that Quartet’s stockholders vote in favor of the merger proposal or Quartet breaches any of its obligations to seek to promptly close the transaction; or
•	by Pangaea if, immediately prior to the mergers, Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the transactions contemplated by the merger agreement.

If permitted under applicable law, either Quartet or Pangaea may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. However, the condition requiring that the holders of no more than 9,169,603 of Quartet’s public shares exercise their conversion rights may not be waived by Quartet, due to applicable laws.

The existence of the financial and personal interests of the Quartet directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for Quartet and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation. See the section entitled “Risk Factors” for a fuller discussion of this and other risks.

Tax Consequences of the Mergers

Quartet has received an opinion from its counsel, Graubard Miller, that, for United States federal income tax purposes, the redomestication merger will qualify as a tax-free reorganization and:

•	No gain or loss will be recognized by stockholders of Quartet who do not elect conversion of their public shares and no gain or loss will be recognized by rightholders of Quartet if such holder owns less than 5% of the shares of Holdco following the mergers or if such holder owns 5% or more of the shares of Holdco following the mergers and such holder files a gain recognition agreement with such holders federal income tax return; and
•	A stockholder of Quartet who exercises conversion rights and effects a termination of the stockholder’s interest in Quartet will be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock and purchase options of Quartet for cash, if such shares and purchase options were held as a capital asset on the date of the mergers. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares and purchase options of Quartet common stock.

Stockholders of Quartet are encouraged to consult their own tax advisors, because the tax consequences may be different among the stockholders depending on their personal circumstances.

Quartet also believes that Quartet and its subsidiaries will not incur any material amount of federal tax as a result of the redomestication merger. It is expected that Quartet will not recognize any gain or loss as a result of Quartet’s merger with Holdco. An evaluation will be made prior to the closing of the mergers to establish whether Quartet has any intangible assets that will be transferred to Holdco in connection with the mergers. If there are any such intangible assets, it is not expected that they will be of a substantial amount and any federal income tax will not be of material significance. The IRS may not agree with this conclusion. In such an event, there may be a significant tax obligations for Holdco, the surviving company, to pay based on the value of Quartet’s appreciated assets at the time of the redomestication merger.

The tax opinion is attached to this proxy statement/prospectus as Annex D. Graubard Miller has consented to the use of its opinion in this proxy statement/prospectus. For a description of the material federal income tax consequences of the redomestication merger, please see the information set forth in “The Merger Proposal — Material Federal Income Tax Consequences of the Mergers to Quartet and its Securityholders.”

For a discussion of the material Bermuda and United States federal income tax considerations relevant to a holder of Holdco’s common shares following consummation of the business combination, see the section titled “Business of Pangaea — Tax Considerations.”

Anticipated Accounting Treatment

The mergers will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the securityholders of Pangaea will own at least 50.1% of the outstanding common shares of Holdco immediately following the completion of the mergers, will have its current officers assuming all corporate and day-to-day management offices of Holdco, including chief executive officer and chief financial officer, and will have the sole right to appoint six of the eight directors to the board. Accordingly, Pangaea will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Pangaea. Accordingly, the assets and liabilities and the historical operations that will be reflected in the Holdco financial statements after consummation of the mergers will be those of Pangaea and will be recorded at the historical cost basis of Pangaea. Quartet’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Pangaea upon consummation of the mergers.

Regulatory Matters

The mergers and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, except for filings with Bermuda and the State of Delaware necessary to effectuate the transactions contemplated by the merger agreement.

Risk Factors

In evaluating the proposals to be presented at the special meeting, a stockholder should carefully read this proxy statement/prospectus and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED HISTORICAL FINANCIAL INFORMATION

Quartet is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the mergers.

Quartet’s balance sheet data as of March 31, 2014 and statement of operations data for the three months ended March 31, 2014 are derived from Quartet’s unaudited financial statements, which are included elsewhere in this proxy statement/prospectus. Quartet’s balance sheet data as of December 31, 2013 and statement of operations data for the period from April 19, 2013 (inception) to December 31, 2013 are derived from Quartet’s audited financial statements included elsewhere in this proxy statement/prospectus.

Pangaea’s consolidated balance sheet data as of March 31, 2014 and consolidated statement of operations data for the three months ended March 31, 2014 and 2013 are derived from Pangaea’s unaudited consolidated financial statements, which are included elsewhere in this proxy statement/prospectus. Pangaea’s consolidated balance sheet data as of December 31, 2013 and December 31, 2012 and consolidated statement of operations data for the three years ended December 31, 2013 are derived from Pangaea’s audited consolidated financial statements, which are included elsewhere in this proxy statement/prospectus. Pangaea was previously named Bulk Partners (Bermuda) Ltd.

The information is only a summary and should be read in conjunction with each of Pangaea’s and Quartet’s consolidated financial statements and related notes and “Other Information Related to Quartet — Quartet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Pangaea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of Pangaea or Quartet.

Selected Financial Information — Quartet

	For the Three Months Ended March 31, 2014	For the Period from April 19, 2013 (Inception) to December 31, 2013
Income Statement Data:
Revenue	$—	$—
Interest income	$21,634	$11,308
Net loss	$(113,875)	$(65,618)
Basic and diluted net loss per share	$(0.03)	$(0.02)
Weighted average shares outstanding, basic and diluted	3,513,522	2,671,441

	March 31, 2014	December 31, 2013
Balance Sheet Data:
Total assets	$98,990,245	$99,055,014
Total liabilities	$69,247	$20,141
Common stock subject to possible conversion	$93,491,744	$93,491,744
Total stockholders’ equity	$5,429,254	$5,543,129

Selected Financial Information — Pangaea

	For the three months ended March 31,		For the years ended December 31,
	2014	2013	2013	2012	2011
	(US dollars in thousands, except for per share amounts and fleet data)
Income Statement Data:
Voyage revenue	$91,559	$87,339	$336,160	$342,085	$359,500
Charter revenue	22,653	7,796	56,311	44,972	50,144
Total revenue	114,212	95,135	392,471	387,058	409,644
Expenses:
Voyage expense	52,542	50,140	196,036	200,867	188,203
Charter expense	39,563	28,443	130,880	133,524	193,388
Vessel operating expenses	6,919	4,543	22,958	14,814	8,030
General and administrative	2,576	3,091	11,599	11,028	7,244
Depreciation & Amortization	2,552	2,373	9,615	7,180	5,197
Loss on sale of vessels	—	—	—	—	1,096
Total expenses	104,152	88,590	371,087	367,414	403,160
Income from operations	10,060	6,545	21,384	19,644	6,485
Total other expense, net	(2,403)	(1,118)	(5,869)	(3,731)	(2,636)
Net income	7,657	5,427	15,515	15,913	3,849
Income attributable to noncontrolling interests	(1,064)	(832)	(62)	(2,059)	(83)
Net income attributable to Pangaea Logistics Solutions Ltd.	$6,593	$4,595	$15,452	$13,854	$3,766
Balance Sheet Data:
Cash	23,365	21,793	$18,928	$19,696	$18,738
Total assets	322,750	272,084	330,373	231,137	126,556
Total third-party debt (current and long-term)	111,668	89,850	102,368	84,876	31,963
Total preferred equity and shareholders’ equity	123,749	98,002	117,874	73,112	34,674
Cash Flow Data:
Net cash flow provided by operating activities	10,438	4,143	$21,117	$15,877	$12,300
Net cash flow used in investing activities	(14,859)	(33,871)	(83,980)	(101,405)	(28,174)
Net cash provided by financing activities	8,859	31,825	62,095	86,486	19,528
Adjusted EBITDA(1)	12,612	8,918	$30,998	$26,824	$11,682
Shipping days(2)
Voyage days	3,074	3,132	12,076	11,545	10,769
Time charter days	1,428	706	4,072	3,224	2,708
Total shipping days	4,502	3,838	16,148	14,769	13,477
TCE Rates ($/day)(3)	$13,698	$11,724	$12,163	$12,607	$16,431

(1)	Adjusted EBITDA represents operating earnings before interest expense, income taxes, depreciation and amortization and other non-operating income and/or expense, if any. Adjusted EBITDA is included because it is used by management and certain investors to measure Pangaea’s operating performance. Adjusted EBITDA is also used by management in its determination of the fair value of its preferred and common stock and is also reviewed periodically as a measure of financial performance by Pangaea’s Board of Directors. Adjusted EBITDA is not an item recognized by the generally accepted accounting principles in the United States of America, or U.S. GAAP, and should not be considered as an alternative to net income, operating income, or any other indicator of a company's operating performance required by U.S. GAAP. Pangaea’s definition of Adjusted EBITDA used here may not be comparable to the definition of EBITDA used by other companies. A reconciliation of income from operations to Adjusted EBITDA is as follows:

	For the three months ended March 31,		For the years ended December 31,
	2014	2013	2013	2012	2011
	(US dollars in thousands)
Income from operations	10,060	6,545	21,384	19,644	6,485
Depreciation & Amortization	2,552	2,373	9,615	7,180	5,197
Adjusted EBITDA	12,612	8,918	$30,998	$26,824	$11,682
(2)	Shipping days. Pangaea defines shipping days as the aggregate number of days in a period during which its vessels are performing either a voyage charter (voyage days) or time charter (time charter days).
(3)	Time Charter Equivalent, or “TCE,” rates. Pangaea defines TCE rates as total revenues less voyage expenses divided by the length of the voyage, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Quartet is providing the following selected unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the mergers.

The following unaudited pro forma condensed combined balance sheet combines the unaudited consolidated historical balance sheet of Pangaea as of March 31, 2014 with the unaudited historical balance sheet of Quartet as of March 31, 2014, giving effect to the mergers as if they had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the three months ended March 31, 2014 combines the unaudited historical consolidated statement of income of Pangaea for the three months ended March 31, 2014 with the unaudited historical statement of operations of Quartet for the three months ended March 31, 2014, giving effect to the mergers as if they had been consummated on January 1, 2013.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2013 combines the audited historical consolidated statement of income of Pangaea for the year ended December 31, 2013 with the audited historical statement of operations of Quartet for the year ended December 31, 2013, giving effect to the mergers as if they had been consummated on January 1, 2013.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the mergers, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the mergers.

The historical financial information of Pangaea was derived from the unaudited consolidated financial statements of Pangaea for the three months ended March 31, 2014 and audited consolidated financial statements of Pangaea for the year ended December 31, 2013 included elsewhere in this proxy statement/prospectus. The historical financial information of Quartet was derived from the unaudited financial statements of Quartet for the three months ended March 31, 2014 and audited financial statements of Quartet for the year ended December 31, 2013 included elsewhere in this proxy statement/prospectus. This information is only a summary and should be read together with Pangaea’s and Quartet’s audited financial statements and related notes, “Unaudited Pro Forma Condensed Combined Financial Statements,” “Pangaea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Other Information Related to Quartet — Quartet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

Quartet cannot predict how many of its public stockholders will elect to convert their public shares to cash. As a result, it has elected to provide pro forma financial statements under four different assumptions which produce significant differences in cash and stockholders’ equity. The actual results are likely to be in between the results shown, but there can be no assurance that will be the case. Pursuant to the merger agreement, either Quartet or Pangaea may terminate the merger agreement if holders of more than 9,169,603 public shares sought conversion of such shares.

Additionally, Pangaea may terminate the merger agreement if, immediately prior to the mergers, Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the transactions contemplated by the merger agreement (this termination right would be triggered if more than approximately 7,209,020 shares were converted). Further, under the merger agreement, the Pangaea securityholders will receive: (i) $10,000,000 in cash or alternatively, at the option of the holders, an additional 980,392 common shares, provided that the holders have elected to receive only the 980,392 additional common shares of Holdco and to receive no cash if the proceeds remaining in the trust account, after giving effect to payments of amounts that Quartet will be required to pay holders of Quartet common stock who elect to have their shares converted into cash upon consummation of the mergers, will be less than $25,000,000, and (ii) an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as previously described. Accordingly, separate pro forma information has been presented assuming the following circumstances and that the Pangaea securityholders elect to receive 29,411,675 common shares of Holdco and no portion of the cash consideration; (1) holders of 9,169,603 shares of the Quartet common stock elect to have their shares converted into cash upon the consummation of the merger at the conversion price of $10.20 per share (referred to as “maximum conversions and stock consideration” in the table below); (2) holders of 7,209,020 shares of the Quartet common stock elect to have their shares converted upon the consummation of the merger at the conversion price of $10.20 per share, to provide gross proceeds of $25.0 million from the trust account, such that Pangaea does not have a contractual right to terminate the merger agreement (referred to as “conversions needed to avoid termination and stock consideration” in the table below); and (3) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the merger (referred to as “no conversions and stock consideration” in the table below). Further, separate pro forma information has been presented assuming the following circumstances and that certain of the Pangaea securityholders elect to receive 28,431,373 common shares of Holdco and $10,000,000 in cash: (4) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the mergers (referred to as “no conversions and stock and cash consideration” in the table below). The actual results will be in between the scenarios shown but there can be no assurance as to the actual amount of the dividend.

Quartet is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

	Quartet Merger Corp. Historical	Pangaea Logistics Solutions Ltd. Historical	(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
	(In thousands)
Year ended December 31, 2013
Total revenues	—	392,471	392,471	392,471	392,471	392,471
Net (Loss) income	(66)	15,452	15,387	15,387	15,387	15,387
Three months ended March 31, 2014
Total revenues	—	114,213	114,213	114,213	114,213	114,213
Net (Loss) income	(114)	6,593	6,479	6,479	6,479	6,479
As of March 31, 2014
Cash	402	23,365	19,731	39,698	113,223	103,223
Total assets	98,990	322,750	319,180	339,147	412,671	402,671
Total third-party debt (current and long-term)	—	111,668	111,668	111,668	111,668	111,668
Total shareholders’ equity	5,429	20,512	132,298	152,266	225,790	215,790

See pro forma condensed combined financial statements and related notes in “Unaudited Pro Forma Condensed Combined Financial Statements” included elsewhere in this proxy statement/prospectus.

COMPARATIVE PER SHARE DATA

The following table sets forth the per share data of Quartet and Pangaea on a stand-alone basis for the year ended December 31, 2013 and the unaudited pro forma combined per share ownership information of Quartet and Pangaea for the year ended December 31, 2013 and for the three months ended March 31, 2014 after giving effect to the mergers, assuming, separately, (1) holders of 9,169,603 shares of the Quartet common stock elect to have their shares converted into cash upon the consummation of the mergers at the conversion price of $10.20 per share (referred to as “maximum conversions and stock consideration” in the table below); (2) holders of 7,209,020 shares of the Quartet common stock elect to have their shares converted upon the consummation of the merger at the conversion price of $10.20 per share, to provide gross proceeds of $25.0 million from the trust account, such that Pangaea does not have a contractual right to terminate the merger agreement (referred to as “conversions needed to avoid termination and stock consideration” in the table below); and (3) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the merger (referred to as “no conversions and stock consideration” in the table below). Further, separate pro forma information has been presented assuming the following circumstances and that certain of the Pangaea securityholders elect to receive 28,431,373 common shares of Holdco and $10,000,000 in cash: (4) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the mergers (referred to as “no conversions and stock and cash consideration” in the table below).

This information is only a summary and should be read together with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the historical financial statements of Quartet and Pangaea and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited Quartet and Pangaea pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Quartet and Pangaea would have been had the companies been combined during the period presented.

	Quartet Merger Corp. Historical	Pangaea Logistics Solutions Ltd. Historical	(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
	(In thousands, except share and per share information)
(Loss), Net income or Pro Forma Net Income (in thousands) for the year ended December 31, 2013	(66)	15,452	15,387	15,387	15,387	15,387
Weighted Average Shares Outstanding – Basic and Diluted	2,671,441		33,952,099	35,912,683	43,121,702	42,141,310
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted, for the year ended December 31, 2013	(0.02)		0.45	0.43	0.36	0.37
(Loss), Net income or Pro Forma Net Income (in thousands) for the three months ended March 31, 2014	(114)	6,593	6,479	6,479	6,479	6,479
Weighted Average Shares Outstanding — Basic and Diluted	3,513,522		33,952,099	35,912,683	43,121,702	42,141,310
(Loss) Income or Pro Forma Earnings Per Share — Basic and Diluted, for the three months ended March 31, 2014	(0.03)		0.19	0.18	0.15	0.15
Shares Outstanding as of March 31, 2014	3,513,222		33,952,099	35,912,683	43,121,702	42,141,310
Book Value Per Share or Pro Forma Book Value Per Share as of March 31, 2014	1.55		3.90	4.24	5.24	5.12

See pro forma condensed combined financial statements and related notes in “Unaudited Pro Forma Condensed Combined Financial Statements” included elsewhere in this proxy statement/prospectus.

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement/prospectus.

Risks Related to Holdco’s Business and Operations Following the Mergers with Pangaea

The value of your investment in Holdco following consummation of the mergers will be subject to the significant risks affecting Pangaea and inherent in the global logistics industry. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement/prospectus. If any of the events described below occur, the post-acquisition business and financial results could be adversely affected in a material way. This could cause the trading price of its common stock to decline, perhaps significantly, and you therefore may lose all or part of your investment. As used in the risks described in this subsection, references to “we,” “us” and “our” are intended to refer to Pangaea unless the context clearly indicates otherwise.

Risks Relating to Pangaea’s Industry

The cyclical and volatile nature of the seaborne drybulk transportation industry may lead to decreases in charter and freight rates, which may have an adverse effect on Pangaea’s revenues, earnings and profitability and its ability to comply with its loan covenants. Demand remains generally weak, rates have been soft and, although asset values for modern tonnage increased in the beginning of the year, recent decreases in such values suggest that there is reduced anticipation of higher rates for the second half of 2014.

The seaborne drybulk transportation industry is cyclical and volatile, and the prolonged downturn in the drybulk charter market has severely affected the entire drybulk shipping industry. The Baltic Dry Index, or the BDI, an index published daily by the Baltic Exchange Limited, a London-based membership organization that provides daily shipping market information to the global investing community, is a daily average of charter rates for key drybulk routes, and has long been viewed as the main benchmark to monitor the movements of the drybulk vessel charter market. The BDI declined 94% in 2008 from a peak of 11,793 in May 2008 to a low of 663 in December 2008 and has remained volatile since then. The BDI recorded a record low of 647 in February 2012. While the BDI has increased from these low levels and has floated between approximately 2,340 and 700 from December 2012 through April 2014, there can be no assurance that the drybulk charter market will increase and the market could decline. The decline and volatility in charter and freight rates have been due to various factors, including the over-supply of drybulk vessels and the lack of trade financing for purchases of commodities carried by sea, which resulted in a significant decline in cargo shipments.

Although our operating fleet is primarily chartered-in on a short term basis and though lower charter rates result in lower vessel hire costs for Pangaea, if low charter and freight rates in the drybulk market decline for any significant period, this could have an adverse effect on our vessel values and earnings on our owned fleet, and similarly, could affect our cash flows, liquidity and ability to comply with the financial covenants in our loan agreements. In addition, the decline in the drybulk carrier market has had and may continue to have additional adverse consequences for the drybulk shipping industry, including an absence of financing for vessels and little or no active secondhand market for the sale of vessels. Accordingly, the value of our common shares could be substantially reduced or eliminated.

Because we employ our vessels under a mix of contracts of affreightment, COAs, voyage charters and time charters, which typically extend for varying lengths of time of between one months to ten years, we are exposed to changes in market rates for drybulk carriers and such changes may affect our earnings and the value of our owned drybulk carriers at any given time. A COA relates to the carriage of multiple cargoes over the same route and enables the COA holder to nominate different vessels to perform individual voyages. We may not be able to successfully employ our vessels in the future or renew existing contracts at rates sufficient to allow us to meet our obligations. We are also exposed to volatility in the market rates we pay to charter-in vessels. Fluctuations in charter and freight rates result from changes in the supply of and demand for vessel capacity and changes in the demand for seaborne carriage of commodities. Because the factors affecting the supply of and demand for vessels are outside of our control and are unpredictable, the nature, timing, direction and degree of changes in industry conditions are also unpredictable.

Factors that influence demand for vessel capacity include:

•	supply and demand for energy resources, commodities, semi-finished and finished consumer and industrial products;
•	changes in the exploration or production of energy resources, commodities, semi-finished and finished consumer and industrial products;
•	the location of regional and global exploration, production and manufacturing facilities;
•	the location of consuming regions for energy resources, commodities, semi-finished and finished consumer and industrial products;
•	the globalization of production and manufacturing;
•	global and regional economic and political conditions, including armed conflicts, terrorist activities, embargoes and strikes;
•	natural disasters and other disruptions in international trade;
•	developments in international trade;
•	changes in seaborne and other transportation patterns, including the distance cargo is transported by sea;
•	environmental and other regulatory developments;
•	currency exchange rates;
•	bunker (fuel) prices; and
•	weather.

The factors that influence the supply of vessel capacity include:

•	the number of newbuilding deliveries;
•	port and canal congestion;
•	the scrapping rate of older vessels;
•	vessel casualties;
•	prevailing speed at which vessels are sailing; and
•	the number of vessels that are out of service.

In addition to the prevailing and anticipated charter and freight rates, factors that affect the rate of newbuilding, scrapping and laying-up include newbuilding prices, secondhand vessel values in relation to scrap prices, costs of bunkers and other operating costs, costs associated with classification society surveys, normal maintenance and insurance coverage, the efficiency and age profile of the existing drybulk fleet in the market and government and industry regulation of maritime transportation practices, particularly environmental protection laws and regulations. These factors influencing the supply of and demand for shipping capacity are outside of our control, and we may not be able to correctly assess the nature, timing and degree of changes in industry conditions.

We anticipate that the future demand for our drybulk carriers and our transportation services will be dependent upon continued economic growth in the world’s economies, including China and India, seasonal and regional changes in demand, changes in the capacity of the global drybulk carrier fleet and the sources and supply of drybulk cargoes to be transported by sea. Given the large number of new drybulk carriers currently on order with shipyards, the capacity of the global drybulk carrier fleet seems likely to increase even if economic growth does not similarly increase. Adverse economic, political, social or other developments could have a material adverse effect on our business and operating results.

An over-supply of drybulk carrier capacity may prolong or further depress the current low charter and freight rates and, in turn, adversely affect our profitability.

The market supply of drybulk carriers has been increasing as a result of the delivery of numerous newbuilding orders over the last few years. Newbuildings have been delivered in significant numbers since the beginning of 2006. However, as of April 2014, the majority of newbuilding orders, which were placed over recent years, were completed, and the current orderbook stands at 21.0% of the fleet outstanding. Vessel supply growth has been outpacing vessel demand growth over the past few years causing downward pressure on charter rates. Until the new supply is fully absorbed by the market, charter rates may continue to be under pressure due to vessel supply in the near to medium term. Although Pangaea typically enters into COAs to offset the large uncompensated cost of positioning vessels for front haul voyages, if market conditions persist or worsen, upon the expiration or termination of our vessels’ COAs, we may only be able to re-employ our vessels at reduced or unprofitable rates, or we may not be able to employ our vessels at all. The occurrence of these events could have a material adverse effect on our business, results of operations, cash flows, financial condition and ability to pay dividends.

The market values of our owned vessels may decrease, which could limit the amount of funds that we can borrow or cause us to breach certain covenants in our credit facilities, as we did in 2012, and we may incur a loss if we sell vessels following a decline in their market value.

The fair market values of our owned vessels have generally experienced high volatility, and you should expect the market values of our vessels to fluctuate depending on a number of factors including:

•	prevailing level of charter and freight rates;
•	general economic and market conditions affecting the shipping industry;
•	types and sizes of vessels;
•	supply of and demand for vessels;
•	other modes of transportation;
•	cost of newbuildings;
•	governmental and other regulations; and
•	technological advances.

In addition, as vessels grow older, they generally decline in value. If the market values of our owned vessels decrease, we may not be in compliance with certain covenants in our credit facilities secured by mortgages on our drybulk vessels unless we provide additional collateral or prepay a portion of the loan to a level where we are again in compliance with our loan covenants. As of March 31, 2014 and December 31, 2013, we were in compliance with all of our covenants contained in our debt agreements.

In addition, if we sell one or more of our vessels at a time when vessel prices have fallen and before we have recorded an impairment adjustment to our consolidated financial statements, the sale proceeds may be less than the vessel’s carrying value on our consolidated financial statements, resulting in a loss and a reduction in earnings.

The carrying amounts of vessels held and used by us are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not be fully recoverable. In such instances, an impairment charge would be recognized if the estimate of the undiscounted future cash flows expected to result from the use of the vessel and its eventual disposition is less than the vessel’s carrying amount. This assessment is made at the asset group level which represents the lowest level for which identifiable cash flows are largely independent of other groups of assets. The asset groups are defined by vessel size and classification. At March 31, 2014, we identified a potential impairment indicator by reference to industry-wide estimated market values of all vessels of the same size range and age. As a result, we evaluated each asset group for impairment by estimating the total undiscounted cash flows expected to result from the use of the asset group and its eventual disposal. At March 31, 2013, the estimated undiscounted future cash flows exceeded the carrying amount of the asset groups in the consolidated balance sheet and therefore, we did not recognize a charge to impairment.

Pangaea has relied on financial support from its founders and investors through related party loans, which may not be available to Pangaea in the future.

From time to time, we have obtained loans from our founders, Edward Coll, Anthony Laura, and Lagoa Investments, an entity beneficially owned by Claus Boggild, to meet vessel purchase, newbuilding deposit, and other obligations of Pangaea. These loans have been historically available to Pangaea on an as needed basis, and payable as cash flow reasonably permitted. These loans may not be available to Pangaea in the future. We may sek to refinance such related party loans with the net proceeds of future debt and equity offerings, but we cannot be sure that we will be able to do so on acceptable terms. If we are not able to find additional sources of financing on acceptable terms, we may have to dedicate a larger portion of our cash flow from operations to pay the principal and interest of these loans and facilities than we would if we were able to refinance on superior terms. Even if we are able to borrow money from such parties, such borrowing could create a conflict of interest of management to the extent they also act as lenders to Pangaea.

The current state of the global financial markets and current economic conditions may adversely impact our ability to obtain additional financing on acceptable terms and otherwise negatively impact our business.

Global financial markets and economic conditions have been, and continue to be, volatile. In recent years, operating businesses in the global economy have faced tightening credit, weakening demand for goods and services, deteriorating international liquidity conditions, and declining markets. There has been a general decline in the willingness of banks and other financial institutions to extend credit, particularly in the shipping industry. As the shipping industry is highly dependent on the availability of credit to finance and expand operations, it has been negatively affected by this decline.

Also, as a result of concerns about the stability of financial markets generally and the solvency of counterparties specifically, the cost of obtaining money from the credit markets has increased as many lenders have increased interest rates, enacted tighter lending standards, refused to refinance existing debt at all or on terms similar to current debt and reduced, and in some cases ceased, to provide funding to borrowers. Due to these factors, additional financing may not be available if needed and to the extent required, on acceptable terms or at all. If additional financing is not available when needed, or is available only on unfavorable terms, we may be unable to expand or meet our obligations as they come due or we may be unable to enhance our existing business, complete additional vessel acquisitions or otherwise take advantage of business opportunities as they arise.

Our revenues are subject to seasonal fluctuations, which could affect our operating results and our ability to pay dividends, if any, in the future.

We operate our drybulk vessels in markets that have historically exhibited seasonal variations in demand and, as a result, in charter and freight rates. This seasonality may result in quarter-to-quarter volatility in our operating results, which could affect our ability to pay dividends, if any, in the future from quarter to quarter. The drybulk carrier market is typically stronger in the fall and winter months in anticipation of increased consumption of coal and other raw materials in the northern hemisphere during the winter months. In addition, unpredictable weather patterns in these months tend to disrupt vessel scheduling and supplies of certain commodities. This seasonality may adversely affect our operating results and our ability to pay dividends, if any, in the future.

Risks associated with operating ocean-going vessels could affect our business and reputation, which could adversely affect our revenues and price of our common shares.

The operation of ocean-going vessels carries inherent risks. These risks include the possibility of:

•	marine disaster;
•	environmental accidents;
•	cargo and property losses or damage;

•	business interruptions caused by mechanical failure, human error, war, terrorism, political action in various countries, labor strikes or adverse weather conditions; and
•	piracy.

The involvement of our vessels in an environmental disaster may harm our reputation as a safe and reliable vessel owner and operator. Any of these circumstances or events could increase our costs or lower our revenues.

The operation of drybulk carriers entails certain unique operational risks.

The operation of certain ship types, such as drybulk carriers, has certain unique risks. With a drybulk carrier, the cargo itself and its interaction with the ship can be a risk factor. By their nature, drybulk cargoes are often heavy, dense, easily shifted, and react badly to water exposure. In addition, drybulk carriers are often subjected to battering treatment during unloading operations with grabs, jackhammers (to pry encrusted cargoes out of the hold), and small bulldozers. This treatment may cause damage to the vessel. Vessels damaged due to treatment during unloading procedures may be more susceptible to breach at sea. Furthermore, any defects or flaws in the design of a drybulk carrier may contribute to vessel damage. Hull breaches in drybulk carriers may lead to the flooding of the vessels holds. If a drybulk carrier suffers flooding in its holds, the bulk cargo may become so dense and waterlogged that its pressure may buckle the vessel's bulkheads, leading to the loss of a vessel. If we are unable to adequately maintain our vessels we may be unable to prevent these events. Any of these circumstances or events could negatively impact our business, financial condition, results of operations and our ability to pay dividends, if any, in the future. In addition, the loss of any of our vessels could harm our reputation as a safe and reliable vessel owner and operator.

Our vessels may call on ports located in countries that are subject to restrictions imposed by the U.S. or other governments, which could adversely affect our reputation and the market for our common shares.

None of our vessels has called on ports located in countries subject to sanctions and embargoes imposed by the U.S. government and other authorities or countries identified by the U.S. government or other authorities as state sponsors of terrorism, such as Cuba, Iran, Sudan and Syria; however our vessels may call on ports or operate in these countries from time to time in the future on our charterers' instructions notwithstanding contractual restrictions agreed with us. The U.S. sanctions and embargo laws and regulations vary in their application, as they do not all apply to the same covered persons or proscribe the same activities, and such sanctions and embargo laws and regulations may be amended or strengthened over time. In 2010, the U.S. enacted the Comprehensive Iran Sanctions Accountability and Divestment Act, or CISADA, which amended the Iran Sanctions Act. Among other things, CISADA introduced limits on the ability of companies and persons to do business or trade with Iran when such activities relate to the investment, supply or export of refined petroleum or petroleum products. In 2012, President Obama signed Executive Order 13608 which prohibits foreign persons from violating or attempting to violate, or causing a violation of any sanctions in effect against Iran or facilitating any deceptive transactions for or on behalf of any person subject to U.S. sanctions. Any persons found to be in violation of Executive Order 13608 will be deemed a foreign sanctions evader and will be banned from all contacts with the United States, including conducting business in U.S. dollars. Also in 2012, President Obama signed into law the Iran Threat Reduction and Syria Human Rights Act of 2012, or the Iran Threat Reduction Act, which created new sanctions and strengthened existing sanctions. Among other things, the Iran Threat Reduction Act intensifies existing sanctions regarding the provision of goods, services, infrastructure or technology to Iran's petroleum or petrochemical sector. Such a person could be subject to a variety of sanctions, including exclusion from U.S. capital markets, exclusion from financial transactions subject to U.S. jurisdiction, and exclusion of that person's vessels from U.S. ports for up to two years.

Although we believe that we have been in compliance with all applicable sanctions and embargo laws and regulations, and intend to maintain such compliance, there can be no assurance that we will be in compliance in the future, particularly as the scope of certain laws may be unclear and may be subject to changing interpretations. Any such violation could result in fines, penalties or other sanctions that could severely impact our ability to access U.S. capital markets and conduct our business, and could result in some investors deciding, or being required, to divest their interest, or not to invest, in us. Moreover, our charterers may violate applicable sanctions and embargo laws and regulations as a result of actions that do not involve us or our vessels, and those violations could in turn negatively affect our reputation. In addition, our reputation and the market for our securities may be adversely affected if we engage in certain other activities, such as entering into permissible charters with individuals or entities in countries subject to U.S. sanctions and embargo laws that are not controlled by the governments of those countries, or engaging in permissible operations associated with those countries pursuant to contracts with third parties that are unrelated to those countries or entities controlled by their governments. Investor perception of the value of our common shares may be adversely affected by the consequences of war, the effects of terrorism, civil unrest and governmental actions in these and surrounding countries.

We are subject to international safety regulations and the failure to comply with these regulations may subject us to increased liability, may adversely affect our insurance coverage and may result in a denial of access to, or detention in, certain ports.

The operation of our vessels is affected by the requirements set forth in the United Nations’ International Maritime Organization’s International Management Code for the Safe Operation of Ships and Pollution Prevention, or ISM Code. The ISM Code requires ship owners and ship managers to develop and maintain an extensive “Safety Management System” that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and describing procedures for dealing with emergencies. The failure of a shipowner to comply with the ISM Code may subject it to increased liability, may invalidate existing insurance or decrease available insurance coverage for the affected vessels and may result in a denial of access to, or detention in, certain ports. Each of the vessels that has been delivered to us is ISM Code-certified and we expect that each other vessel that we have agreed to purchase will be ISM Code-certified when delivered to us.

In addition, vessel classification societies also impose significant safety and other requirements on our vessels. In complying with current and future environmental requirements, vessel-owners and operators may also incur significant additional costs in meeting new maintenance and inspection requirements, in developing contingency arrangements for potential spills and in obtaining insurance coverage. Government regulation of vessels, particularly in the areas of safety and environmental requirements, can be expected to become stricter in the future and require us to incur significant capital expenditures on our vessels to keep them in compliance.

The operation of our vessels is also affected by other government regulation in the form of international conventions, national, state and local laws and regulations in force in the jurisdictions in which the vessels operate, as well as in the country or countries of their registration. Because such conventions, laws, and regulations are often revised, we cannot predict the ultimate cost of complying with such conventions, laws and regulations or the impact thereof on the resale prices or useful lives of our vessels. Additional conventions, laws and regulations may be adopted that could limit our ability to do business or increase the cost of our doing business and which may materially adversely affect our operations. We are required by various governmental and quasi-governmental agencies to obtain certain permits, licenses, certificates, and financial assurances with respect to our operations.

We are subject to complex laws and regulations, including environmental regulations that can adversely affect the cost, manner or feasibility of doing business.

Our operations are subject to numerous laws and regulations in the form of international conventions and treaties, national, state and local laws and national and international regulations in force in the jurisdictions in which our vessels operate or are registered, which can significantly affect the ownership and operation of our vessels. These requirements include, but are not limited to, European Union Regulations, the International Convention for the Prevention of Pollution from Ships of 1975, the International Maritime Organization, or IMO, International Convention for the Prevention of Marine Pollution of 1973, the IMO International Convention for the Safety of Life at Sea of 1974, the International Convention on Load Lines of 1966, the U.S. Oil Pollution Act of 1990, or OPA, the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980, or CERCLA, the U.S. Clean Air Act, U.S. Clean Water Act and the U.S. Marine Transportation Security Act of 2002.

Compliance with such laws, regulations and standards, where applicable, may require installation of costly equipment or operational changes and may affect the resale value or useful lives of our vessels. We may also incur additional costs in order to comply with other existing and future regulatory obligations, including, but not limited to, costs relating to air emissions including greenhouse gases, the management of ballast waters, maintenance and inspection, development and implementation of emergency procedures and insurance coverage or other financial assurance of our ability to address pollution incidents. These costs could have a material adverse effect on our business, results of operations, cash flows and financial condition. A failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of our operations. Environmental laws often impose strict liability for remediation of spills and releases of oil and hazardous substances, which could subject us to liability without regard to whether we were negligent or at fault.

We are required to satisfy insurance and financial responsibility requirements for potential oil (including marine fuel) spills and other pollution incidents. Although we have arranged insurance to cover certain environmental risks, there can be no assurance that such insurance will be sufficient to cover all such risks or that any claims will not have a material adverse effect on our business, results of operations, cash flows and financial condition and our ability to pay dividends.

Increased inspection procedures and tighter import and export controls could increase costs and disrupt our business.

International shipping is subject to various security and customs inspections and related procedures in countries of origin, destination and trans-shipment points. Inspection procedures may result in the seizure of the contents of our vessels, delays in the loading, offloading or delivery of our vessels and the levying of customs duties, fines or other penalties against us.

It is possible that changes to inspection procedures could impose additional financial and legal obligations on us. Changes to inspection procedures could also impose additional costs and obligations on our customers and may, in certain cases, render the shipment of certain types of cargo uneconomical or impractical. Any such changes or developments may have a material adverse effect on our business, financial condition and results of operations.

Maritime claimants could arrest one or more of our vessels, which could interrupt our cash flow.

Crew members, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a claimant may seek to obtain security for its claim by arresting a vessel through foreclosure proceedings. The arrest or attachment of one or more of our vessels could interrupt our cash flow and require us to pay large sums of money to have the arrest or attachment lifted. In addition, in some jurisdictions, such as South Africa, under the “sister ship” theory of liability, a claimant may arrest both the vessel which is subject to the claimant's maritime lien and any “associated” vessel, which is any vessel owned or controlled by the same owner. Claimants could attempt to assert “sister ship” liability against a vessel in our fleet for claims relating to another of our vessels.

Governments could requisition our vessels during a period of war or emergency, resulting in a loss of earnings.

A government could requisition one or more of our vessels for title or for hire. Requisition for title occurs when a government takes control of a vessel and becomes her owner, while requisition for hire occurs when a government takes control of a vessel and effectively becomes her charterer at dictated charter rates. Generally, requisitions occur during periods of war or emergency, although governments may elect to requisition vessels in other circumstances. Although we would be entitled to compensation in the event of a requisition of one or more of our vessels, the amount and timing of payment would be uncertain. Government requisition of one or more of our vessels may negatively impact our revenues and reduce the amount of dividends, if any, in the future.

Changes in fuel, or bunkers, prices may adversely affect profits.

Fuel, or bunkers, is typically the largest expense in our shipping operations for our vessels and changes in the price of fuel may adversely affect our profitability and is a significant factor in negotiating vessel employment and cargo carriage rates. When we operate vessels under COAs or voyage charters, we bear voyage costs, including bunkers. The price and supply of fuel is unpredictable and fluctuates based on events outside our control, including geopolitical developments, supply and demand for oil and gas, actions by the Organization of the Petroleum Exporting Countries, or OPEC, and other oil and gas producers, war and unrest in oil producing countries and regions, regional production patterns and environmental concerns. Further, fuel may become much more expensive in the future, which may reduce our profitability. We continually monitor the market volatility associated with bunker prices and seek to hedge our exposure to changes in the price of marine fuels with our bunker hedging program. We currently have six bunker swaps, effective through June 2014, for 3,900 metric tons. Please see “Pangaea’s Management and Discussion Analysis of Financial Condition and Results of Operations — Quantitative and Qualitative Disclosures about Market Risks — Fuel Swap Contracts.”

In the highly competitive international shipping industry, we may not be able to compete successfully for charters-in or vessel employment with new entrants or established companies with greater resources and, as a result, we may be unable to employ our vessels profitably or to charter-in vessels at reasonable rates.

We charter-in and employ our vessels in a highly competitive market that is capital intensive and highly fragmented. Competition arises primarily from other vessel owners and operators, some of whom have substantially greater resources than we do. Competition for seaborne transportation of drybulk cargo by sea is intense and depends on the charter or freight rate, location, size, age, condition and the acceptability of the vessel and its operators to their customers. Due in part to the highly fragmented market, competitors with greater resources than ours are able to operate larger fleets through consolidations or acquisitions and may be able to offer lower charter or freight rates and higher quality vessels than we are able to offer. If we are unable to successfully compete with other drybulk shipping operators, we may be unable to retain customers or attract new customers, which would have an adverse impact on our results of operations.

Labor interruptions could disrupt our business.

Our vessels are manned by masters, officers and crews that are contracted by our in-house technical management team. If not resolved in a timely and cost-effective manner, industrial action or other labor unrest could prevent or hinder our operations from being carried out normally and could have a material adverse effect on our business, financial condition, results of operations and cash flows and ability to pay dividends.

Acts of piracy on ocean-going vessels have had and may continue to have an adverse effect on our industry.

Acts of piracy have historically affected ocean-going vessels trading in regions of the world such as the South China Sea, the Indian Ocean and in the Gulf of Aden off the coast of Somalia. Although the frequency of sea piracy continued to decrease during 2013 to its lowest level since 2009, sea piracy incidents continue to occur, particularly in the Gulf of Aden off the coast of Somalia and increasingly in the Gulf of Guinea and the West Coast of Africa, with dry bulk vessels and tankers particularly vulnerable to such attacks. If these piracy attacks result in regions in which our vessels are deployed being characterized as “war risk” zones by insurers, as the Gulf of Aden temporarily was in May 2008, or Joint War Committee “listed areas,” premiums payable for such coverage could increase significantly and such insurance coverage may be more difficult to obtain. In addition, crew costs, including costs to employ onboard security guards, could increase in such circumstances. Furthermore, the obligations for charter hire payments and determination of on-hire days is unclear with respect to piracy. We may not be adequately insured to cover losses from these incidents, which could have a material adverse effect on us. In addition, any detention hijacking as a result of an act of piracy against our vessels, or an increase in cost, or unavailability, of insurance for our vessels, could have a material adverse impact on our business, financial condition and results of operations.

Political instability, terrorist attacks and international hostilities can affect the seaborne transportation industry, which could adversely affect our business.

We conduct most of our operations outside of the United States, and our business, results of operations, cash flows, financial condition and ability to pay dividends, if any, in the future may be adversely affected by changing economic, political and government conditions in the countries and regions where our vessels are employed or registered. Moreover, we operate in a sector of the economy that is likely to be adversely impacted by the effects of political conflicts, including the current political instability in the Middle East, North Africa, North Korea and other geographic countries and areas, terrorist or other attacks, war or international hostilities. Terrorist attacks such as those in New York on September 11, 2001, in London on July 7, 2005, and in Mumbai on November 26, 2008, and the continuing response of the United States and others to these attacks, as well as the threat of future terrorist attacks around the world, continues to cause uncertainty in the world's financial markets and may affect our business, operating results and financial condition. Continuing conflicts and recent developments in the Middle East and North Africa, and the presence of U.S. or other armed forces in Iraq, Afghanistan and various other regions, may lead to additional acts of terrorism and armed conflict around the world, which may contribute to further economic instability in the global financial markets. These uncertainties could also adversely affect our ability to obtain additional financing on terms acceptable to us or at all. In the past, political conflicts have also resulted in attacks on vessels, such as the attack on the MT Limburg, a vessel unaffiliated with us, in October 2002, mining of waterways and other efforts to disrupt international shipping, particularly in the Arabian Gulf region. Acts of terrorism and piracy have also affected vessels trading in regions such as the South China Sea and the Gulf of Aden off the coast of Somalia. Any of these occurrences could have a material adverse impact on our operating results, revenues and costs.

Our insurance may not be adequate to cover our losses that may result from our operations due to the inherent operational risks of the seaborne transportation industry.

We carry insurance to protect us against most of the accident-related risks involved in the conduct of our business, including marine hull and machinery insurance, protection and indemnity insurance, which include pollution risks, crew insurance and war risks insurance. However, we may not be adequately insured to cover all of our potential losses, which could have a material adverse effect on us. Additionally, our insurers may refuse to pay particular claims, and our insurance may be voidable by the insurers if we take, or fail to take, certain action, such as failing to maintain certification of our vessels with the applicable maritime regulatory organizations. Any significant uninsured or under-insured loss or liability could have a material adverse effect on our business, financial condition, results of operations and cash flows and our ability to pay dividends. In addition, we may not be able to obtain adequate insurance coverage at reasonable rates in the future during adverse insurance market conditions.

In addition, we do not carry loss-of-hire insurance, which covers the loss of revenues during extended vessel off-hire periods, such as those that occur during an unscheduled drydocking due to damage to the vessel from accidents. Accordingly, any loss of a vessel or extended vessel off-hire, due to an accident or otherwise, could have a material adverse effect on our business, financial condition, results of operations and our ability to pay dividends.

Risks Relating to Our Company

Our business strategy includes chartering-in vessels, and we may not be able to charter-in suitable vessels.

Our business strategy depends, in large part, on our ability to charter-in vessels. If we are not able to find suitable vessels to charter-in, or to charter-in vessels at what we deem to be a reasonable rate, we may not be able to operate profitably or perform our contractual obligations. As a result, we may need to adjust our business strategy, and we may experience material adverse effects on our business, financial condition and results of operations. In addition, if we charter in a vessel and shipping rates were to subsequently decrease or we were unable to secure employment for that vessel, our obligation under the charter to pay above-market rates may adversely affect our financial condition and results of operations.

Pangaea is not considered a top-ranked owner of ice fleets and therefore may be at a disadvantage in comparison to owners of larger ice fleets.

Pangaea’s ice class fleet is not among the largest ice fleets. As a result, to the extent there are economies of scale from ownership and maintenance of ice fleets, Pangaea will be at a disadvantage in comparison to owners of larger ice fleets.

We depend upon a few significant customers for a large part of our revenues and cash flow, and the loss of one or more of these customers could adversely affect our financial performance.

We expect to derive a significant part of our revenue and cash flow from a small number of repeat customers. For customers representing over 5% of revenue, for the three months ended March 31, 2014, our top three customers accounted for 23% of our revenues, and for the three months ended March 31, 2013, five customers accounted for 38% of our revenues. For customers representing over 5% of revenue, for the year ended December 31, 2013, three of our customers accounted for 23% of our revenues, compared to two customers for a total of 18% in 2012 and four customers totaling 37% of our revenues in 2011.

For the three months ended March 31, 2014 and 2013, the top ten customers accounted for 45% and 55% of our revenues, respectively. For the fiscal years ended December 31, 2013, 2012 and 2011, our top 10 customers accounted for 42%, 44% and 54% of our revenues, respectively. If one or more of our significant customers is unable to perform under one or more charters or COAs with us and we are not able to find a replacement charter or COA, or if a customer exercises certain rights to terminate the charter or COA, we could suffer a loss of revenues that could materially adversely affect our business, financial condition, results of operations and cash available for distribution as dividends to our shareholders.

We could lose a customer or the benefits of a charter or COA if, among other things:

•	the customer fails to make charter payments because of its financial inability, disagreements with us or otherwise; or
•	the customer terminates the charter because we do not perform in accordance with such charter and do not cure such failures within a specified period.

If we lose a key customer, we may be unable to obtain charters or COAs on comparable terms or at all. The loss of any of our customers, COAs, charters or vessels, or a decline in payments under our agreements, could have a material adverse effect on our business, results of operations and financial condition and our ability to pay dividends to our shareholders.

We are a holding company, and depend on the ability of our subsidiaries, through which we operate our business, to distribute funds to us in order to satisfy our financial obligations or to make dividend payments.

We are a holding company, and our subsidiaries conduct all of our operations and own all of our operating assets. Our equity interests in our vessel-owning subsidiaries represent a significant portion of our operating assets. As a result, our ability to satisfy our financial obligations and to pay dividends to our shareholders depends on the ability of our subsidiaries to generate profits available for distribution to us and, to the extent that they are unable to generate profits, we will be unable to pay dividends to our shareholders.

We are subject to certain risks with counterparties on contracts and the failure of such counterparties to meet their obligations could cause us to suffer losses or otherwise adversely affect our business and ability to comply with covenants in our loan agreements.

We enter into various contracts that are material to the operation of our business, including COAs, time charters and voyage charters under which we employ our vessels, and charter agreements under which we charter-in our vessels. We also enter into loan agreements and hedging agreements, such as interest rate swap agreements, bunker swap agreements, and forward freight agreements, or FFAs. Such agreements subject us to counterparty risks. The ability and willingness of each of our counterparties to perform its obligations under a contract with us will depend on a number of factors that are beyond our control, including, among other things, general economic conditions, the condition of the drybulk shipping industry, the overall financial condition of our counterparty, prevailing prices for drybulk cargoes, rates received for specific types of vessels and voyages, and various expenses. In addition, in depressed market conditions, our customers may no longer need us to carry a cargo that is currently under contract or may be able to obtain carriage at a lower rate. If our customers fail to meet their obligations to us or attempt to renegotiate our employment agreements it may be difficult to secure substitute suitable employment for such vessel, and any new charter arrangements we secure may be at lower rates, and further, if our counterparties fail to deliver a vessel we have agreed to charter-in, or if a counterparty otherwise fails to honor its obligations to us under a contract, we could sustain significant losses which could have a material adverse effect on our business, financial condition, results of operations, cash flows, ability to pay dividends to holders of our common stock in the amounts anticipated or at all and compliance with covenants in our secured loan agreements.

Additionally, we are subject to certain risks as a result of using our vessels as collateral. If we are in breach of financial covenants contained in our loan agreements, we may not be successful in obtaining waivers and amendments. If our indebtedness is accelerated, it may be difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels if our lenders foreclose on their liens. Please see “— We may be unable to comply with covenants in our credit facilities or any future financial obligations that impose operating and financial restrictions on us.”

We may be unable to comply with covenants in our credit facilities or any future financial obligations that impose operating and financial restrictions on us.

Certain of our credit facilities, which are secured by mortgages on our vessels, will impose certain operating and financial restrictions on us, mainly to ensure that the market value of the mortgaged vessel under the applicable credit facility does not fall below a certain percentage of the outstanding amount of the loan, which we refer to as the asset coverage ratio. In addition, certain of our credit facilities will require us to satisfy certain other financial covenants, which require us to, among other things, maintain:

•	a consolidated leverage ratio of not more than 200%;
•	a consolidated debt service ratio of not less than 125%;
•	minimum consolidated net worth of $45 million;
•	consolidated minimum liquidity of not less than $13 million plus $1 million for each additional vessel we acquire

In general, the operating restrictions that are contained in our credit facilities may prohibit or otherwise limit our ability to, among other things:

•	effect changes in management of our vessels;
•	sell or dispose of any of our assets, including our vessels;
•	declare and pay dividends;
•	incur additional indebtedness;
•	mortgage our vessels; and
•	incur and pay management fees or commissions.

A violation of any of our financial covenants or operating restrictions contained in our credit facilities may constitute an event of default under our credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by our lenders, provides our lenders with the right to, among other things, require us to post additional collateral, enhance our equity and liquidity, increase our interest payments, pay down our indebtedness to a level where we are in compliance with our loan covenants, sell vessels in our fleet, reclassify our indebtedness as current liabilities and accelerate our indebtedness and foreclose their liens on our vessels and the other assets securing the credit facilities, which would impair our ability to continue to conduct our business.

As of March 31, 2014 and December 31, 2013, we were in compliance with all of our covenants contained in our debt agreements.

Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under their respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.

Moreover, in connection with any waivers of or amendments to our credit facilities that we may obtain, our lenders may impose additional operating and financial restrictions on us or modify the terms of our existing credit facilities. These restrictions may further restrict our ability to, among other things, pay dividends, make capital expenditures or incur additional indebtedness, including through the issuance of guarantees. In addition, our lenders may require the payment of additional fees, require prepayment of a portion of our indebtedness to them, accelerate the amortization schedule for our indebtedness and increase the interest rates they charge us on our outstanding indebtedness.

For more information, please read “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowing Activities.”

We may be unable to effectively manage our growth strategy.

One of our principal business strategies is to continue to expand capacity and flexibility by increasing our owned fleet as we secure additional demand for our services. Our growth strategy will depend upon a number of factors, some of which may not be within our control. These factors include our ability to:

•	enter into new contracts for the transportation of cargoes;
•	locate and acquire suitable vessels for acquisitions at attractive prices;
•	obtain required financing for our existing and new operations;
•	integrate any acquired vessels successfully with our existing operations, including obtaining any approvals and qualifications necessary to operate vessels that we acquire;
•	enhance our customer base;
•	hire, train and retain qualified personnel and crew to manage and operate our growing business and fleet;
•	identify additional new markets; and
•	improve our operating, financial and accounting systems and controls.

We intend to finance our growth with the funds made available to Holdco upon consummation of the mergers, and may undertake future financings. Our failure to effectively identify, purchase, develop and integrate any vessels could adversely affect our business, financial condition and results of operations. The number of employees that perform services for us and our current operating and financial systems may not be adequate as we implement our plan to expand the size of our fleet, and we may not be able to effectively hire more employees or adequately improve those systems. Finally, acquisitions may require additional equity issuances or debt issuances (with amortization payments), both of which could lower our available cash. If any such events occur, our financial condition may be adversely affected.

Growing any business presents numerous risks such as difficulty in obtaining additional qualified personnel and managing relationships with customers and suppliers. The expansion of our fleet may impose significant additional responsibilities on our management and staff, and may necessitate that we increase the number of personnel. We cannot give any assurance that we will be successful in executing our growth plans or that we will not incur significant expenses and losses in connection with our future growth.

Investment in Forward Freight Agreements and other derivative instruments could result in losses.

We manage our market exposure using Forward Freight Agreements, or FFAs, and other derivative instruments, such as bunker hedging contracts and interest rate swap agreements. FFAs are cash-settled derivative contracts based on future freight delivery rates and other derivative instruments. FFAs may be used to hedge exposure to the charter markets by providing for the purchase or sale of a contracted charter rate along a specified route or combination of routes and over a specified period of time. Upon settlement, if the contracted charter rate is less than the settlement rate, the seller of the FFA is required to pay the buyer an amount equal to the difference between the contracted rate and the settlement rate, multiplied by the number of days in the specified period. Conversely, if the contracted rate is greater than the settlement rate, the buyer is required to pay the seller the settlement sum. If we take positions in FFAs and do not correctly anticipate rate movements for the specified vessel route or routes and relevant time period or our assumptions regarding the relative relationships of certain vessels’ earnings, routes and other factors relevant to the FFA markets are incorrect, we could suffer losses in settling or terminating our FFAs. In addition, we cannot guarantee that such hedges will qualify for special hedge accounting and, as such, our use of such derivatives may lead to material fluctuations in our results of operations.

We also seek to manage our exposure to volatility in the market price of bunkers and interest rate fluctuations by entering into bunker hedging contracts and interest rate swap agreements. There can be no assurance that we will be able to successfully limit our risks, leaving us exposed to unprofitable contracts and we may suffer significant losses from these hedging activities.

Our long-term COAs, single charter bookings and time-charter agreements may result in significant fluctuations in our quarterly results, which may adversely affect our liquidity, as well as our ability to satisfy our financial obligations.

As part of our business strategy, we enter into long-term COAs, single charter bookings and time-charter agreements. We evaluate entering into long-term positions based on the expected return over the full term of the contract. However, long-term contracts that we believe provide attractive returns over their full term may produce losses over portions of the contract period. We may be required to provide additional margin collateral in connection with FFA positions that are settled through clearinghouses, depending upon movements in the FFA markets. These interim losses, fluctuations in our quarterly results or incremental collateral requirements may adversely affect our financial liquidity, as well as our ability to satisfy our financial obligations.

We depend on COAs, which could require us to operate at unfavorable rates for a certain amount of time or subject us to other operating risks.

A significant portion of our revenues are derived from COAs. While COAs provide a relatively stable and predictable source of revenue, they typically fix the rate we are paid for our drybulk shipping services. Once we have entered into a COA, if we have not correctly anticipated vessel rates, location and availability for our owned or chartered-in fleet to fulfill the COA, we could suffer losses. Moreover, factors beyond our control may cause the rates we are paid under that COA to become unprofitable. Nevertheless, we would be obligated to continue to perform at these rates for the term of the COA. In addition, factors beyond our control, such as vessel availability, port delays or congestion, changes in government or industry rules or regulation, industrial actions or acts of terrorism or war, could affect our ability to perform our obligations under our COAs, which could result in breach of contract or other claims by our COA counterparties. Any of these occurrences could have a material adverse effect on our business, financial condition and results of operations and financial condition.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common shares less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, or the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies. These exemptions include not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley,

reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Such exemptions may be available until the last day of 2018, provided no other disqualifying provisions of the JOBS Act have been triggered at an earlier date. Investors may find our common shares and the price of our common shares less attractive because we rely, or may rely, on these exemptions. If some investors find our common shares less attractive as a result, there may be a less active trading market for our common shares and the price of our common shares may be more volatile.

In addition, under the JOBS Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

We could remain an “emerging growth company” until the last day of 2018, although a variety of circumstances could cause us to lose that status earlier. For as long as we take advantage of the reduced reporting obligations, the information that we provide shareholders may be different from information provided by other public companies.

Obligations associated with being a public company require significant company resources and management attention, and we will incur increased costs as a result of being a public company.

We will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the other rules and regulations of the SEC, including, over time, Sarbanes-Oxley, and requirements of the NASDAQ Global Select Market. These requirements and rules may place a strain on our systems and resources. For example, the Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition and Sarbanes-Oxley requires that we maintain effective disclosure controls and procedures and internal control over financial reporting. These reporting and other obligations will place significant demands on our management, administrative, operational and accounting resources and will cause us to incur significant legal, accounting and other expenses that we had not previously incurred. The expenses incurred by public companies, generally, for reporting and corporate governance purposes have been increasing and the costs we will incur for such purposes may strain our resources. We expect these rules and regulations to increase our legal and financial compliance costs, divert management's attention to ensure compliance and to make some activities more time-consuming and costly. We may need to upgrade our systems or create new systems, implement additional financial and management controls, reporting systems and procedures, create or outsource an internal audit function, and hire additional accounting and finance staff. If we are unable to accomplish these objectives in a timely and effective fashion, our ability to comply with the financial reporting requirements and other rules that apply to reporting companies could be impaired. In addition, our limited management resources may exacerbate the difficulties in complying with these reporting and other requirements while focusing on executing our business strategy. Our incremental general and administrative expenses as a publicly traded corporation will include costs associated with reports to shareholders, tax returns, investor relations, registrar and transfer agent’s fees, incremental director and officer liability insurance costs and director compensation. We cannot predict or estimate the amount of the additional costs we may incur, the timing of such costs or the degree of impact that our management’s attention to these matters will have on our business. Any failure to maintain effective internal control over financial reporting could have a material adverse effect on our business, prospects, liquidity, results of operations and financial condition. Furthermore, if we are unable to satisfy our obligations as a public company, we could be subject to delisting of our common stock, fines, sanctions and other regulatory action.

We will be required to comply with certain provisions of Section 404 of Sarbanes-Oxley as early as December 31, 2014, although as an “emerging growth company” we will be exempt from certain of its requirements for so long as we remain as such. For example, Section 404 of Sarbanes-Oxley requires that we and our independent auditors report annually on the effectiveness of our internal control over financial reporting, however, as an “emerging growth company” we may take advantage of an exemption from the auditor attestation requirement. Once we are no longer an “emerging growth company” or, if prior to such date, we opt to no longer take advantage of the applicable exemption, we will be required to include an opinion from our independent auditors on the effectiveness of our internal control over financial reporting. Management, however, is not exempt from this requirement, and will be required to, among other things, maintain and periodically evaluate our internal control over financial reporting and disclosure controls and procedures. In particular, we will need to perform system and process evaluation and testing of our internal control over financial reporting to allow us to report on the effectiveness of our internal control over financial reporting, as required.

As an “emerging growth company,” we also intend to continue to take advantage of certain other exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We intend to take advantage of these reporting exemptions until we are no longer an “emerging growth company,” at which time, we expect to incur significant additional expenses and devote substantial management effort toward ensuring compliance with these additional requirements, including Section 404 of the Sarbanes-Oxley Act.

A failure to pass inspection by classification societies could result in one or more vessels being unemployable unless and until they pass inspection, resulting in a loss of revenues from such vessels for that period and a corresponding decrease in earnings.

The hull and machinery of every commercial vessel must be classed by a classification society authorized by its country of registry. The classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the country of registry of the vessel and the United Nations Safety of Life at Sea Convention. Our owned fleet is currently enrolled with Bureau Veritas (BV), De Norske Veritas (DNV), and Nippon Kaiji Kyokai (NK).

A vessel must undergo annual surveys, intermediate surveys and special surveys. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. Our vessels are on special survey cycles for hull inspection and continuous survey cycles for machinery inspection. Every vessel is also required to be drydocked every 30 to 60 months for inspection of the underwater parts of such vessel.

If any vessel fails any annual survey, intermediate survey or special survey, the vessel may be unable to trade between ports and, therefore, would be unemployable, potentially causing a negative impact on our revenues due to the loss of revenues from such vessel until it was able to trade again.

If we purchase and operate secondhand vessels, we will be exposed to increased operating costs which could adversely affect our earnings and, as our fleet ages, the risks associated with older vessels could adversely affect our ability to obtain profitable charters.

As part of our current business strategy to increase our owned fleet, we may acquire new and secondhand vessels. While we typically inspect secondhand vessels prior to purchase, this does not provide us with the same knowledge about their condition that we would have had if these vessels had been built for and operated exclusively by us. Even if we do physically inspect a secondhand vessel, an inspection does not provide us with the same knowledge about its condition that we would have if the vessel had been built for and operated exclusively by us. Accordingly, we may not discover defects or other problems with secondhand vessels prior to purchase or charter, or may incur costs to terminate a purchase agreement. Any such hidden defects or problems, when detected, may be expensive to repair, and if not detected, may result in accidents or other incidents for which we may become liable to third parties. Generally, we do not receive the benefit of warranties from the builders for the secondhand vessels that we acquire. In addition, to the extent we charter-in vessels that are not in good repair or do not meet our expected specifications, we may be unable to profitably perform under the related COA.

In general, the costs to maintain a vessel in good operating condition increase with the age of the vessel. Older vessels are typically less fuel-efficient than more recently constructed vessels due to improvements in engine technology. Cargo insurance rates increase with the age of a vessel, making older vessels less desirable to charterers.

Furthermore, governmental regulations, safety or other equipment standards related to the age of vessels may require expenditures for alterations, or the addition of new equipment, to our vessels and may restrict the type of activities in which the vessels may engage. As our vessels age, market conditions may not justify those expenditures or enable us to operate our vessels profitably during the remainder of their useful lives.

Unless we set aside reserves or are able to borrow funds for vessel replacement, we will be unable to replace the vessels in our fleet at the end of their useful lives.

Unless we maintain reserves or are able to borrow or raise funds for vessel replacement, we will be unable to replace the vessels in our fleet upon the expiration of their remaining useful lives. We estimate the useful life of most of our vessels to be 25 years to 30 years from the date of initial delivery from the shipyard. The remaining estimated useful lives of our fleet range from 3 to 24 years, depending on the type of vessel and market conditions. The average age of our owned drybulk carriers at the time of this proxy statement/prospectus will be approximately 10 years. A portion of our cash flows and income are dependent on the revenues earned by employing our vessels. If we are unable to replace the vessels in our fleet upon the expiration of their useful lives, our business, results of operations, financial condition and ability to pay dividends could be materially and adversely affected. We currently do not maintain reserves for vessel replacements. We intend to finance vessel replacements from internally generated cash flow, borrowings under our credit facilities or additional equity or debt offerings. Any reserves set aside for vessel replacement may not be available for dividends.

Our ability to obtain additional debt financing, or refinance any existing indebtedness, may be dependent on the performance and length of our COAs and charters and the creditworthiness of our contract counterparties.

The performance and length of our COAs and charters and the actual or perceived credit quality of our contract counterparties, and any defaults by them, may materially affect our ability to obtain the additional capital resources required to purchase additional vessels or may significantly increase our costs of obtaining such capital. Our inability to obtain additional financing at anticipated costs or at all may materially affect our results of operations and our ability to implement our business strategy.

We intend to partially finance acquisitions of vessels with borrowings drawn under credit facilities. While we may refinance amounts drawn under our credit facilities with the net proceeds of future debt and equity offerings, we cannot assure you that we will be able to do so at interest rates and on terms that are acceptable to us or at all. If we are not able to refinance these amounts with the net proceeds of debt and equity offerings at an interest rate or on terms acceptable to us or at all, we will have to dedicate a larger portion of our cash flow from operations to pay the principal and interest of this indebtedness. If we are not able to satisfy these obligations, we may have to undertake alternative financing plans. The actual or perceived credit quality of our contract counterparties, any defaults by them and the market value of our fleet, among other things, may materially affect our ability to obtain alternative financing. In addition, debt service payments under our credit facilities or alternative financing may limit funds otherwise available for working capital, capital expenditures, the payment of dividends and other purposes. If we are unable to meet our debt obligations, or if we otherwise default under our credit facilities or alternative financing arrangements, our lenders could declare the debt, together with accrued interest and fees, to be immediately due and payable and foreclose on our fleet, which could result in the acceleration of other indebtedness that we may have at such time and the commencement of similar foreclosure proceedings by other lenders.

We depend on our Chief Executive Officer, our Chief Financial Officer and other key employees, and the loss of their services would have a material adverse effect on our business, results and financial condition.

We depend on the efforts, knowledge, skill, reputations and business contacts of our Chief Executive Officer, Edward Coll, and our Chief Financial Officer, Anthony Laura, and other key employees including Claus Boggild, Christian Bonfils, Mads Boye Petersen, Peter Koken, Robert Seward, Fotis Doussopoulos, and

Gianni Del Signore. Accordingly, our success will depend on the continued service of these individuals. We do not have employment agreements with our executive officers. We may experience departures of senior executive officers and other key employees, and we cannot predict the impact that any of their departures would have on our ability to achieve our financial objectives. The loss of the services of any of them could have a material adverse effect on our business, results of operations and financial condition.

Our senior executive officers and directors may not be able to successfully organize and manage a publicly traded company.

Not all of our senior executive officers or directors have previously organized and managed a publicly traded company, and they may not be successful in doing so. The demands of organizing and managing a publicly traded company, like ours, is much greater as compared to those of a private company, and some of our senior executive officers and directors may not be able to successfully meet those increased demands.

We are incorporated in Bermuda and it may not be possible for our investors to enforce U.S. judgments against us.

We are incorporated in Bermuda and substantially all of our assets are located outside the U.S. In addition, one of our directors is a non-resident of the U.S., and all or a substantial portion of such director’s assets are located outside the U.S. As a result, it may be difficult or impossible for U.S. investors to serve process within the U.S. upon us or our directors and executive officers, or to enforce a judgment against us for civil liabilities in U.S. courts.

In addition, you should not assume that courts in the countries in which we are incorporated or where our assets are located would enforce judgments of U.S. courts obtained in actions against us based upon the civil liability provisions of applicable U.S. federal and state securities laws or would enforce, in original actions, liabilities against us based on those laws.

Because we are a foreign corporation, you may not have the same rights that a shareholder in a U.S. corporation may have.

We are a Bermuda exempted company. Our memorandum of association and bye-laws and the Companies Act, 1981 of Bermuda, or the Companies Act, govern our affairs. The Companies Act does not as clearly establish your rights and the fiduciary responsibilities of our directors as do statutes and judicial precedent in some U.S. jurisdictions. Therefore, you may have more difficulty in protecting your interests as a shareholder in the face of actions by the management, directors or controlling shareholders than would shareholders of a corporation incorporated in a United States jurisdiction. There is a statutory remedy under Section 111 of the Companies Act which provides that a shareholder may seek redress in the courts as long as such shareholder can establish that our affairs are being conducted, or have been conducted, in a manner oppressive or prejudicial to the interests of some part of the shareholders, including such shareholder. However, you may not have the same rights that a shareholder in a U.S. corporation may have.

We may be subject to litigation, arbitration and other proceedings that could have an adverse effect on our business

We may be, from time to time, involved in various litigation matters arising in the ordinary course of business, or otherwise. These matters may include, among other things, contract disputes, personal injury claims, environmental matters, governmental claims for taxes or duties, securities, or maritime matters. The potential costs to resolve any claim or other litigation matter, or a combination of these, may have a material adverse effect on us because of potential negative outcomes, the costs associated with asserting our claims or defending such lawsuits, and the diversion of management's attention to these matters.

United States tax authorities could treat us as a “passive foreign investment company,” which could have adverse United States federal income tax consequences to U.S. holders

A foreign corporation will be treated as a “passive foreign investment company,” or PFIC, for United States federal income tax purposes if either (1) at least 75% of its gross income for any taxable year consists of certain types of “passive income” or (2) at least 50% of the average value of the corporation's assets produce or are held for the production of those types of “passive income.” For purposes of these tests, “passive income” includes dividends, interest, and gains from the sale or exchange of investment property and rents and royalties other than rents and royalties which are received from unrelated parties in connection with the active conduct of a trade or business. For purposes of these tests, income derived from the performance of services does not constitute “passive income.” United States shareholders of a PFIC are subject to a disadvantageous United States federal income tax regime with respect to the income derived by the PFIC, the distributions they receive from the PFIC and the gain, if any, they derive from the sale or other disposition of their shares in the PFIC.

Based on our proposed method of operation, we do not believe that we will be a PFIC with respect to any taxable year. In this regard, we intend to treat the gross income we derive or are deemed to derive from our time chartering activities as services income, rather than rental income. Accordingly, we believe that our income from our time chartering activities does not constitute “passive income,” and the assets that we own and operate in connection with the production of that income do not constitute passive assets.

There is, however, no direct legal authority under the PFIC rules addressing our proposed method of operation. Accordingly, no assurance can be given that the United States Internal Revenue Service, or IRS, or a court of law will accept our position, and there is a risk that the IRS or a court of law could determine that we are a PFIC. Moreover, no assurance can be given that we would not constitute a PFIC for any future taxable year if there were to be changes in the nature and extent of our operations.

If the IRS were to find that we are or have been a PFIC for any taxable year, our United States shareholders will face adverse United States tax consequences. Under the PFIC rules, unless those shareholders make an election available under the Code (which election could itself have adverse consequences for such shareholders), such shareholders would be liable to pay United States federal income tax at the then prevailing income tax rates on ordinary income plus interest upon excess distributions and upon any gain from the disposition of our common shares, as if the excess distribution or gain had been recognized ratably over the shareholder’s holding period of our common shares.

We may have to pay tax on United States source income, which would reduce our earnings

Under sections 863(c)(3) and 887(a) of the United States Internal Revenue Code of 1986, as amended, or the “Code,” 50% of the gross shipping income of a vessel owning or chartering corporation, such as ourselves and our subsidiaries, that is attributable to transportation that begins or ends, but that does not both begin and end, in the United States may be subject to a 4% United States federal income tax without allowance for deduction, unless that corporation qualifies for exemption from tax under section 883 of the Code and the applicable Treasury Regulations recently promulgated thereunder.

We expect that we and each of our subsidiaries qualify for this statutory tax exemption and we will take this position for United States federal income tax return reporting purposes. However, there are factual circumstances beyond our control that could cause us to lose the benefit of this tax exemption and thereby become subject to United States federal income tax on our United States source income. Due to the factual nature of the issues involved, we can give no assurances on our tax-exempt status or that of any of our subsidiaries.

If we or our subsidiaries are not entitled to exemption under Code section 883 for any taxable year, we or our subsidiaries could be subject for those years to an effective 2% United States federal income tax on the shipping income these companies derive during the year that are attributable to the transport or cargoes to or from the United States. The imposition of this taxation would have a negative effect on our business and would result in decreased earnings available for distribution to our shareholders.

We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future that may cause us to fail to meet our reporting obligations or result in material misstatements of our financial statements

As a privately held company, we were not required to maintain internal control over financial reporting in a manner that meets the standards of an SEC registrant required by Section 404(a) of the Sarbanes-Oxley Act. However our management team is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of annual or interim financial statements will not be prevented or detected on a timely basis.

Our management team determined that we had material weaknesses in our controls over financial reporting. The material weaknesses are as follows:

•	our controls and procedures over the financial statement close process were not effectively designed to assess whether financial statements are in compliance with GAAP due to lack of sufficient resources. This matter was specifically identified in relation to the accounting for and reporting of complex accounting matters, evaluation of balance sheet classifications and period-end cut-off, and the appropriate preparation of the underlying accounting records, and
•	we did not have adequate controls in place in our finance and accounting function to ensure appropriate segregation of duties. The lack of segregation of duties exists is in key areas such as: review and approval of journal entries, payroll processing, information systems administration and cash disbursements.

The material weakness identified in the first bullet point above resulted in restatement of our consolidated financial statements for the year ended December 31, 2011. This restatement included the classification of dividends payable and also affected the carrying amounts of convertible redeemable preferred stock, additional paid-in capital and (accumulated deficit) retained earnings. In addition, there were various errors affecting the statement of income for the year ended December 31, 2011, the total of which resulted in an increase in net income of approximately $300,000.

Historically, we have not had sufficient accounting and supervisory personnel or adequate formally documented accounting policies and procedures to support effective internal controls and appropriate segregation of duties. We have commenced the process of formally documenting, reviewing and improving our internal control over financial reporting. We have made efforts to improve our internal control and accounting policies and procedures. These efforts included hiring new accounting personnel. In addition, our Audit Committee upon completion of the Mergers will include two members with experience as chief financial officers of publicly traded companies. However, we may identify additional deficiencies including material weaknesses or fail to remediate the identified deficiencies in our internal controls. If material weaknesses or deficiencies in our internal controls exist and go undetected, our financial statements could contain material misstatements that, when discovered in the future, could cause us to fail to meet our future reporting obligations and cause the price of our common stock to decline.

We cannot assure you that we will not continue to have material weaknesses or significant deficiencies in our internal control over financial reporting. If we are unable to successfully remediate any material weakness or significant deficiency in our internal control over financial reporting, or identify any material weaknesses or significant deficiencies that may exist, the accuracy and timing of our financial reporting may be adversely affected, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, and our stock price may decline materially as a result.

Pursuant to Section 404(a) of the Sarbanes-Oxley Act, we will be required to furnish a report by our management on our internal control over financial reporting. We have begun the process of documenting and evaluating our system of internal control over financial reporting necessary for our management to issue this report. However, we anticipate that we will need to retain additional finance capabilities and build our financial infrastructure as we transition to operating as a public company, including complying with the requirements of Section 404 of the Sarbanes-Oxley Act.

Until we are able to expand our finance and administrative capabilities and establish necessary financial reporting infrastructure, we may not be able to prepare and disclose, in a timely manner, our financial statements and other required disclosures or comply with the Sarbanes-Oxley Act or existing or new reporting requirements. If we cannot provide reliable financial reports or prevent fraud, our business and results of operations could be harmed and investors could lose confidence in our reported financial information.

Risks Related to the Mergers

Future resales of the common shares of Holdco issued to the Pangaea securityholders may cause the market price of Holdco’s securities to drop significantly, even if Holdco’s business is doing well.

Under the merger agreement, the Pangaea securityholders will receive, among other things, an aggregate of: (i) 28,431,372 common shares of Holdco; (ii) $10,000,000 in cash or alternatively, at the option of the holders, an additional number of Holdco common shares in lieu of receiving all or a portion of such cash consideration, up to an additional 980,392 common shares if the holders elect to receive all of such cash consideration in the form of Holdco common shares instead of cash; (iii) the right to receive the net income shares; and (iv) the right to receive the cancellation shares. Pursuant to the merger agreement, the Pangaea securityholders will be restricted from selling any of the Holdco shares that they receive as a result of the mergers during the twelve month period after the closing date of the mergers, subject to certain exceptions, and the Pangaea securityholders will be required to enter into lock-up agreements to such effect. See the section entitled “The Merger Proposal — Sale Restriction; Resale Registration.”

Subject to these restrictions, Holdco will enter into a registration rights agreement at the closing of the merger with the Pangaea securityholders pursuant to which such holders will be granted certain demand and “piggy-back” registration rights with respect to their securities. Furthermore, the Pangaea securityholders may sell Holdco shares pursuant to Rule 144 under the Securities Act, if available, rather than under a registration statement. In these cases, the resales must meet the criteria and conform to the requirements of that rule, including, because Quartet and Holdco are currently shell companies, waiting until one year after Holdco’s filing with the SEC of a Current Report on Form 8-K containing Form 10 type information reflecting the mergers with Pangaea.

Upon expiration of the applicable lock-up periods, and upon effectiveness of the registration statement Holdco files pursuant to the registration rights agreement or upon satisfaction of the requirements of Rule 144 under the Securities Act, the Pangaea securityholders may sell large amounts of Holdco shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in Holdco’s stock price or putting significant downward pressure on the price of Holdco’s stock.

If Quartet stockholders fail to properly elect to exercise their conversion rights or fail to deliver their shares to the transfer agent after so electing, they will not be entitled to convert their shares of common stock of Quartet into a pro rata portion of the trust account.

Quartet stockholders holding public shares may demand that Quartet convert their shares into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the mergers. Quartet stockholders who seek to exercise this conversion right must deliver their stock (either physically or electronically) to Quartet’s transfer agent prior to the vote at the meeting. Any Quartet stockholder who fails to properly elect to exercise such conversion rights or who fails to deliver his stock will not be entitled to convert his or her shares into a pro rata portion of the trust account for conversion of his shares. See the section entitled “Special Meeting of Quartet Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares to cash.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking conversion rights with respect to more than 20% of the public shares.

A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group,” will be restricted from seeking conversion rights with respect to more than 20% of the public shares. Accordingly, if you hold more than 20% of the public shares and the merger proposal is approved, you will not be able to seek conversion rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 20% or sell them in the open market. Quartet cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of Quartet’s shares of common stock will exceed the per-share conversion price. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, Quartet will require each public stockholder seeking to exercise conversion rights to certify to Quartet whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to Quartet at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Quartet makes the above-referenced determination. Notwithstanding the foregoing, stockholders may challenge Quartet’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

Nasdaq may not list Holdco’s shares on its exchange, which could limit investors’ ability to make transactions in Holdco’s securities and subject Holdco to additional trading restrictions.

Holdco intends to apply to have its shares listed on Nasdaq upon consummation of the mergers. Holdco will be required to meet the initial listing requirements to be listed. Holdco may not be able to meet those initial listing requirements. Even if Holdco’s securities are so listed, Holdco may be unable to maintain the listing of its securities in the future.

If Holdco fails to meet the initial listing requirements and Nasdaq does not list its securities on its exchange, Holdco could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;
•	a limited amount of news and analyst coverage for the company; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

Holdco’s ability to request indemnification from Pangaea securityholders for damages arising out of the mergers are limited in certain instances to those claims where damages exceed $2,000,000 and is also limited to the shares placed in escrow.

At the closing of the mergers, 1,100,000 of the Holdco shares issuable to the Pangaea securityholders will be deposited in escrow to provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Pangaea and its securityholders, and for certain other indemnifiable matters. Claims for indemnification may only be asserted by Holdco once the damages exceed a $2,000,000 deductible, in which event the amount payable shall be the amount in excess of the deductible. Accordingly, it is possible that Holdco will not be entitled to indemnification even if Pangaea is found to have breached certain of its representations and warranties and covenants contained in the merger agreement if such breaches would only result in damages to Holdco of less than $2,000,000. Also, the aggregate liability for damages is limited to the shares placed in escrow until one year from the closing date of the mergers. At such time, 550,000 of the escrow shares will be released from the escrow to the Pangaea securityholders, less amounts previously applied in satisfaction of or reserved with respect to indemnification claims, if any, that are made prior to that date. Thereafter, until the second year from the closing date of the mergers, it may only make claims with respect to breaches of Pangaea’s representations and warranties related to environmental matters and its recovery will be limited to the remaining 550,000 shares held in escrow. Claims Holdco makes with respect to any breaches of representations and warranties relating to Pangaea securityholders’ title to their Pangaea capital stock or the outstanding capitalization of Pangaea or with respect to certain other indemnifiable matters will survive without limitation as to time.

Quartet’s current directors, executive officers and special advisor own shares of common stock and Rights that will be worthless and have incurred reimbursable expenses that may not be reimbursed or repaid if the mergers are not approved. Such interests may have influenced their decision to approve the business combination with Pangaea.

Quartet’s officers and directors, its special advisor and/or their affiliates beneficially own insider shares and private units that they purchased prior to, or simultaneously with, Quartet’s initial public offering. Quartet’s executive officers, directors and special advisor and their affiliates have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the mergers or another business combination are not approved within the required time period, such securities held by such persons will be worthless. Such securities had an aggregate market value of $[•] based upon the closing prices of the shares and units on the Nasdaq on [•], 2014. Additionally, if holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. The initial stockholders have agreed, pursuant to the Founding Shareholder Agreements, that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders. Furthermore, Quartet’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Quartet’s behalf, such as identifying and investigating possible business targets and business combinations. These expenses will be repaid upon completion of the business combination with Pangaea. However, if Quartet fails to consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Quartet may not be able to reimburse these expenses if the mergers are not completed. As of [•], 2014, Quartet’s officers, directors, initial stockholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses. See the section entitled “The Merger Proposal — Interests of Quartet’s Directors, Officers and Special Advisor in the Mergers.”

These financial interests may have influenced the decision of Quartet’s directors, officers and special advisor to approve the business combination with Pangaea and to continue to pursue such business combination. In considering the recommendations of Quartet’s board of directors to vote for the merger proposal and other proposals, its stockholders should consider these interests.

Quartet’s chairman of the board and chief executive officer is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event the business combination is not consummated. Such liability may have influenced his decision to approve the business combination with Pangaea.

If the mergers or another business combination are not consummated by Quartet within the required time period, Eric S. Rosenfeld, Quartet’s chairman, chief executive officer and president, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or target business has not executed a waiver agreement. If Quartet consummates a business combination, on the other hand, Quartet will be liable for all such claims. Neither Quartet nor Mr. Rosenfeld has any reason to believe that Mr. Rosenfeld will not be able to fulfill his indemnity obligations to Quartet. See the section entitled “Other Information Related to Quartet — Quartet’s Plan of Operation” for further information.

These personal obligations of Mr. Rosenfeld may have influenced Quartet’s board of director’s decision to approve the business combination with Pangaea and to continue to pursue such business combination. In considering the recommendations of Quartet’s board of directors to vote for the merger proposal and other proposals, Quartet’s stockholders should consider these interests.

The exercise of Quartet’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in Quartet’s stockholders’ best interest.

In the period leading up to the closing of the merger, events may occur that, pursuant to the merger agreement, would require Quartet to agree to amend the merger agreement, to consent to certain actions taken by Pangaea or to waive rights that Quartet is entitled to under the merger agreement. Such events could arise because of changes in the course of Pangaea’s business, a request by Pangaea to undertake actions that would otherwise be prohibited by the terms of the merger agreement or the occurrence of other events that would have a material adverse effect on Pangaea’s business and would entitle Quartet to terminate the merger agreement. In any of such circumstances, it would be at Quartet’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for Quartet and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Quartet does not believe there will be any changes or waivers that Quartet’s directors and officers would be likely to make after stockholder approval of the merger proposal has been obtained. While certain changes could be made without further stockholder approval, Quartet will circulate a new or amended proxy statement/prospectus and resolicit Quartet’s stockholders if changes to the terms of the transaction that would have a material impact on its stockholders are required prior to the vote on the merger proposal.

If Quartet is unable to complete the business combination with Pangaea or another business combination by May 1, 2015 (or November 1, 2015 if certain extension criteria is satisfied), Quartet will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against Quartet and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.20 per share.

Under the terms of Quartet’s amended and restated certificate of incorporation, Quartet must complete the business combination with Pangaea or another business combination by May 1, 2015 (or November 1, 2015 if certain extension criteria is satisfied), or Quartet must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against Quartet. Although Quartet has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of Quartet’s public stockholders. If Quartet is unable to complete a business combination within the required time period, Eric S. Rosenfeld has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or prospective target business does not execute such a waiver. However, he may not be able to meet such obligation. Therefore, the per-share distribution from the trust account in such a situation may be less than $10.20 due to such claims.

Additionally, if Quartet is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Quartet otherwise enters compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, Quartet may not be able to return to its public stockholders at least $10.20.

Quartet’s stockholders may be held liable for claims by third parties against Quartet to the extent of distributions received by them.

If Quartet is unable to complete the business combination with Pangaea or another business combination within the required time period, Quartet will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Quartet cannot assure you that it will properly assess all claims that may be potentially brought against Quartet. As such, Quartet’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, Quartet cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by Quartet.

If Quartet is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Quartet’s stockholders. Furthermore, because Quartet intends to distribute the proceeds held in the trust account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, Quartet’s board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and the company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. Quartet cannot assure you that claims will not be brought against it for these reasons.

Activities taken by existing Quartet stockholders to increase the likelihood of approval of the merger proposal and other proposals could have a depressive effect on Quartet’s stock.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, Quartet’s initial stockholders, officers, directors, Pangaea or Pangaea’s securityholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Quartet common stock or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve the merger proposal vote in its favor and that holders of 9,169,603 or fewer of the public shares demand conversion of their public shares into cash where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on Quartet common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

The unaudited pro forma financial information included elsewhere in this joint proxy statement/prospectus may not be indicative of what the combined company’s actual financial position or results of operations would have been.

The unaudited pro forma financial information in this joint proxy statement/prospectus is presented for illustrative purposes only, has been prepared based on a number of assumptions and is not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the business combination been completed on the dates indicated. The unaudited pro forma condensed combined financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined companies may achieve as a result of the business combination or the costs to combine the operations of Quartet and Pangaea or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements. See “Unaudited Pro Forma Consolidated Combined Financial Information”.

Risks If the Adjournment Proposal Is Not Approved

If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the mergers, Quartet’s board of directors will not have the ability to adjourn the special meeting to a later date in order to solicit further votes, and, therefore, the merger will not be approved.

Quartet’s board of directors is seeking approval to adjourn the special meeting to a later date or dates if, at the special meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the merger. If the adjournment proposal is not approved, Quartet’s board will not have the ability to adjourn the special meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the mergers. In such event, the merger would not be completed.

FORWARD-LOOKING STATEMENTS

Quartet believes that some of the information in this proxy statement/prospectus constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, because Quartet is a “blank check” company, the safe-harbor provisions of that act do not apply to statements made in this proxy statement/prospectus. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

Quartet believes it is important to communicate its expectations to its securityholders. However, there may be events in the future that Quartet is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this proxy statement/prospectus provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Quartet or Pangaea in such forward-looking statements, including among other things:

•	the number and percentage of its public stockholders voting against the merger proposal and/or seeking conversion;
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;
•	the ability to maintain the listing of Holdco’s common shares on Nasdaq following the business combination;
•	changes adversely affecting the business in which Pangaea is engaged;
•	management of growth;
•	general economic conditions;
•	Pangaea’s business strategy and plans; and
•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement/prospectus.

All forward-looking statements included herein attributable to any of Quartet, Pangaea or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Quartet and Pangaea undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events.

Before a stockholder grants its proxy or instructs how its vote should be cast or vote on the merger proposal, charter proposals, incentive compensation plan proposal, or the adjournment proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect Quartet and/or Pangaea.

SPECIAL MEETING OF QUARTET STOCKHOLDERS

General

Quartet is furnishing this proxy statement/prospectus to Quartet’s stockholders as part of the solicitation of proxies by Quartet’s board of directors for use at the special meeting in lieu of annual meeting of Quartet stockholders to be held on [•], 2014, and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to Quartet’s stockholders on or about [•], 2014 in connection with the vote on the merger proposal. This proxy statement/prospectus provides Quartet’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held on [•], 2014, at [•]:00 a.m., eastern time, at the offices of Graubard Miller, Quartet’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Purpose of the Quartet Special Meeting

At the special meeting, Quartet is asking holders of Quartet common stock to:

•	consider and vote upon a proposal to adopt the merger agreement and approve the business combination contemplated by the merger agreement (merger proposal);
•	consider and vote upon separate proposals to approve the following material differences between the constitutional documents of Holdco and Quartet’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”; (ii) Holdco has 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (iii) Holdco’s corporate existence is perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time; and (iv) Holdco’s bye-laws do not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains (charter proposals);
•	consider and vote upon a proposal to approve the adoption of the 2014 Share Incentive Plan (incentive compensation plan proposal); and
•	consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated votes at the time of the special meeting, Quartet would not have been authorized to consummate the merger (adjournment proposal).

Recommendation of Quartet Board of Directors

Quartet’s board of directors has unanimously determined that the merger proposal is fair to and in the best interests of Quartet and its stockholders; has unanimously approved the merger proposal; unanimously recommends that stockholders vote “FOR” the merger proposal; unanimously recommends that stockholders vote “FOR” the charter proposals; unanimously recommends that stockholders vote “FOR” the incentive compensation plan proposal; and unanimously recommends that stockholders vote “FOR” an adjournment proposal if one is presented to the meeting. Joel Greenblatt, Quartet’s special advisor, supports the recommendations of the board of directors.

Record Date; Who is Entitled to Vote

Quartet has fixed the close of business on July 14, 2014, as the “record date” for determining Quartet stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on July 14, 2014, there were 12,683,125 shares of Quartet common stock outstanding and entitled to vote. Each share of Quartet common stock is entitled to one vote per share at the special meeting.

Pursuant to agreements with Quartet, the 2,415,000 initial shares held by the initial stockholders, the shares included in the 608,125 private units held by the initial stockholders and any shares of common stock acquired in the aftermarket by such stockholders, will be voted in favor of the merger proposal. Such holders have indicated they intend to vote their shares in favor of the other proposals presented at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Quartet but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the merger proposal and the charter proposals.

Vote Required

The approval of the merger proposal will require the affirmative vote for the proposal by the holders of a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve the merger proposal. Abstentions are deemed entitled to vote on the merger proposal. Therefore, they have the same effect as a vote against the merger proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the merger proposal.

The charter proposals will require the affirmative vote of the holders of a majority of Quartet common stock outstanding on the record date. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against this proposal.

The approval of the Incentive Compensation Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Quartet common stock present and entitled to vote on the incentive compensation plan proposal. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against this proposal.

The approval of the adjournment proposal, if presented, will require the affirmative vote of the holders of a majority of Quartet common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposals. Therefore, they have the same effect as a vote against either proposal. Broker non-votes are not deemed entitled to vote on such proposals and, therefore, they will have no effect on the vote on such proposals.

Voting Your Shares

Each share of Quartet common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Quartet common stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of Quartet common stock at the special meeting:

•	You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by Quartet’s board “FOR” the merger proposal, the charter proposals the incentive compensation plan proposal and the adjournment proposal, if presented. Votes received after a matter has been voted upon at the special meeting will not be counted.
•	You Can Attend the Special Meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Quartet can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify David D. Sgro, Quartet’s secretary, in writing before the special meeting that you have revoked your proxy; or
•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Quartet common stock, you may call MacKenzie Partners Inc., Quartet’s proxy solicitor, at (800) 322-2885, or David D. Sgro, Quartet’s secretary, at (212) 319-7676 or Jefferies, Pangaea’s financial advisor, at [•].

Conversion Rights

Holders of public shares may seek to convert their shares, regardless of whether they vote for or against the proposed mergers. Any stockholder holding public shares as of the record date who votes in favor of or against the merger proposal may demand that Quartet convert such shares into a full pro rata portion of the trust account (which was $[•] per share as of [•], 2014), calculated as of two business days prior to the anticipated consummation of the mergers. If a holder properly seeks conversion as described in this section and the mergers are consummated, Quartet will convert these shares into a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the mergers.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 20% or more of the shares of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder will not be converted to cash.

Quartet’s initial stockholders will not have conversion rights with respect to any shares of common stock owned by them, directly or indirectly.

Quartet stockholders who seek to convert their public shares must affirmatively vote for or against the merger proposal. Quartet stockholders who do not vote with respect to the merger proposal, including as a result of an abstention or a broker non-vote, may not convert their shares into cash. Holders may demand conversion either by checking the box on their proxy card or by submitting their request in writing to David D. Sgro, Quartet’s secretary. Any such demand must be made no later than the close of the vote on the merger proposal. Holders demanding conversion must deliver their stock, either physically or electronically using Depository Trust Company’s DWAC System, to Quartet’s transfer agent prior to the vote at the meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost on to the converting stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their shares.

Any request to convert such shares, once made, may be withdrawn at any time up to the vote on the proposed mergers. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its conversion and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the mergers are not approved or completed for any reason, then Quartet’s public stockholders who elected to exercise their conversion rights will not be entitled to convert their shares into a full pro rata portion of the trust account, as applicable. In such case, Quartet will promptly return any shares delivered by public holders. If the holders of 9,169,603 public shares (representing approximately 95% of the public shares) or more properly demand conversion of their shares, Quartet will not be able to consummate the mergers.

The closing price of Quartet common stock on [•], 2014 was $[•]. The cash held in the trust account on such date was approximately $[•] ($[•] per public share). Prior to exercising conversion rights, stockholders should verify the market price of Quartet common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. Quartet cannot assure its stockholders that they will be able to sell their shares of Quartet common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises its conversion rights, then it will be exchanging its shares of Quartet common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote for or against the merger proposal, properly demand conversion no later than the close of the vote on the merger proposal, and deliver your stock certificate (either physically or electronically) to Quartet’s transfer agent prior to the vote at the meeting, and the merger is consummated.

Appraisal Rights

Neither stockholders nor rightholders of Quartet have appraisal rights in connection the mergers under the DGCL.

Proxy Solicitation Costs

Quartet is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Quartet and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Quartet will bear the cost of the solicitation.

Quartet has hired MacKenzie Partners Inc. to assist in the proxy solicitation process. Quartet will pay that firm a fee of $5,000 plus disbursements. Such fee will be paid with non-trust account funds. Jefferies has also been engaged by Pangaea to provide certain solicitation services in connection with Quartet’s stockholders’ vote to approve the Mergers and will be paid by Pangaea for these services.

Quartet will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Quartet will reimburse them for their reasonable expenses.

Quartet Initial Stockholders

As of July 14, 2014, the record date, Quartet’s initial stockholders — Eric S. Rosenfeld, David D. Sgro, Quartet’s Jeffrey Moses, Margery Krause and John Schauerman, Joel Greenblatt, Gregory R. Monahan, Victor Bonilla, Tom Kobylarz, DKU 2013 and The K2 Principal Fund — beneficially owned and were entitled to vote an aggregate of 2,415,000 initial shares that were issued prior to Quartet’s initial public offering. These individuals and entities also purchased an aggregate of 559,825 private units simultaneously with the consummation of Quartet’s initial public offering. The shares held by the Quartet initial stockholders currently constitute approximately 23.5% of the outstanding shares of Quartet’s common stock. In connection with the initial public offering, the initial stockholders agreed to vote the initial shares, the shares included in the private units as well as any shares of common stock acquired in the aftermarket, in favor of the merger proposal. The Quartet initial stockholders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the meeting. The initial shares and private units have no right to participate in any redemption distribution and will be worthless if no business combination is effected by Quartet. In connection with the initial public offering, the Quartet initial stockholders entered into an escrow agreement pursuant to which their initial shares are held in escrow and may not be transferred (subject to limited exceptions) until with respect to 50% of the initial shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of our common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and, with respect to the remaining 50% of the initial shares, one year after the date of the consummation of an initial business combination, or earlier in each case if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, the Quartet initial stockholders, Pangaea or Pangaea’s saecurityholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Quartet’s common stock or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve the merger proposal vote in its favor and that holders of 9,169,603 or fewer of the public shares demand conversion of their public shares into cash where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Quartet initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on Quartet common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the merger to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 9,169,603 of the public shares will exercise their conversion rights.

As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Quartet will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

THE MERGER PROPOSAL

The discussion in this proxy statement/prospectus of the mergers and the principal terms of the merger agreement is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus.

Structure of the Transaction

Pursuant to the merger agreement, Merger Sub will be merged with and into Pangaea with Pangaea surviving as a wholly-owned subsidiary of Holdco (the transaction merger) and Quartet will be merged with and into Holdco, with Holdco surviving as the public company (the redomestication merger). The redomestication merger and transaction merger are intended to be consummated at the same time. However, from a practical perspective, the merger documentation required to be filed with respect to the transaction merger will be filed immediately prior to the merger documentation required to be filed with respect to the redomestication merger.

Upon consummation of the transaction merger, the Pangaea securityholders, in exchange for all of the capital stock of Pangaea outstanding immediately prior to the transaction merger, will receive from Holdco:

•	28,431,372 common shares;
•	$10,000,000 in cash or alternatively, at the option of the holders, an additional number of Holdco common shares in lieu of receiving all or a portion of such cash consideration, up to an additional 980,392 common shares of Holdco (or an aggregate of 29,411,765 shares if no holder elects to receive the cash portion of the merger consideration), provided that the holders have elected to receive only the 980,392 additional common shares of Holdco and to receive no cash if the proceeds remaining in the trust account, after giving effect to payments of amounts that Quartet will be required to pay to holders of the Quartet common stock who elect to have their shares converted into cash upon consummation of the mergers, will be less than $25,000,000;
•	an additional number of net income shares to be issued upon and subject to Pangaea achieving certain net income targets following the mergers described below; and
•	an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as described below. The cancellation shares will essentially be funded by Quartet’s initial stockholders who have agreed to contribute to Holdco an equivalent number of shares for cancellation.

Upon consummation of the redomestication merger,

•	each share of Quartet common stock will be exchanged for one common share of Holdco, except that holders of public shares shall be entitled to elect instead to receive a pro rata portion of Quartet’s trust account, as provided in Quartet’s charter documents;
•	each Quartet right will be exchanged for 1/10th of one share of Holdco; and
•	each purchase option of Quartet will be converted into an option to purchase 1.1 common shares of Holdco.

Net Income Shares

The Pangaea securityholders will be entitled to receive additional payments of Holdco common shares based on Pangaea’s achievement of specified net income targets in the fiscal years ending December 31, 2014, 2015 and 2016. Any additional shares that may be issued upon Pangaea’s achievement of the specified net income targets will be allocated among the Pangaea securityholders pro rata in proportion to the number of shares of Pangaea owned by them immediately prior to the closing of the mergers. The following table sets forth the net income targets and the number of Holdco shares issuable to the Pangaea securityholders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Holdco Shares
2014	$27,300,000	3,431,373
2015	$34,000,000	1,960,784
2016	$41,000,000	1,960,784

Notwithstanding whether Pangaea meets any of the above-stated targets in the applicable fiscal year, in the event the Pangaea has cumulative net income of $102,300,000 or more in the one-, two- or three-year periods beginning on January 1, 2014, the Pangaea securityholders will receive, in the aggregate, 7,352,941 Holdco shares, less the aggregate of any net income shares already issued upon attainment of the above-stated targets for a prior period.

Cancellation Shares

If holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 Holdco shares, based on the number of public shares that are actually converted. In turn, the Quartet initial stockholders have agreed, pursuant to the Founding Shareholder Agreements, that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders. The Founding Shareholder Agreements will also require the initial stockholders to take certain actions (or refrain from taking certain actions) to assist in having the mergers effectuated.

Name; Headquarters; Stock Symbols

After completion of the transactions contemplated by the merger agreement:

•	the name of Holdco will be “Pangaea Logistics Solutions Ltd.”;
•	Pangaea’s name will be changed to another name that is yet to be determined;
•	the corporate headquarters and principal executive offices of Holdco will be located at 109 Long Wharf, Newport, Rhode Island 02840, which are Pangaea’s current corporate headquarters and its registered office will be located at Third Floor, Par la Ville Place, 14 Par La Ville Road, Hamilton, HM08, Bermuda; and
•	if Holdco’s application for listing is approved, Holdco’s common shares will be traded on Nasdaq under the symbol PANL.

Indemnification of Holdco

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Pangaea and its securityholders, and for certain other indemnifiable matters, there will be placed in escrow (with an independent escrow agent) an aggregate of 1,100,000 of the Holdco shares issuable to the Pangaea securityholders at closing (“Indemnity Escrow Fund”). The shares to be placed in escrow will be allocated among the Pangaea securityholders pro rata in proportion to their ownership interest in Pangaea immediately prior to the closing of the mergers. A copy of the escrow agreement is attached to this proxy statement/prospectus as Annex E.

Claims for indemnification may be asserted against the Indemnity Escrow Fund by Holdco once its damages exceed a $2,000,000 deductible, in which event the amount payable shall be the amount in excess of the deductible, except that the deductible will not apply to claims made with respect to representations and warranties relating to the Pangaea securityholders’ title to the Pangaea common stock and preferred stock, the outstanding capitalization of Pangaea, or to claims made with respect to certain other indemnifiable matters. On the date (the “Basic Escrow Termination Date”) that is one year after the closing of the mergers, the escrow agent will release 550,000 of the original number of escrow shares, less amounts previously applied in satisfaction of or reserved with respect to indemnification claims (other than environmental indemnification claims, except to the extent such claims exceed 550,000 shares) that are made prior to that date. The remaining 550,000 escrow shares (“Environmental Indemnification Shares”) will be available for indemnification only with respect to environmental indemnification claims and will be released on the date that is two years after the closing of the mergers, less any shares reserved to satisfy environmental indemnification claims made prior to such date. The aggregate liability for indemnifiable losses shall not exceed the original number of escrow shares in the case of all indemnifiable claims or the Environmental Indemnification Shares in the case of any environmental claims made after the Basic Escrow Termination Date. Holdco will have no claim against the Pangaea securityholders at closing other than against the

Indemnity Escrow Fund. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Holdco’s rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the merger agreement.

Sale Restriction; Resale Registration

The Pangaea securityholders will not be able to sell any of the common shares of Holdco that they receive as a result of the mergers (subject to limited exceptions) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the acquisition and (ii) the day preceding the day that is twelve months after the consummation of the acquisition and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the acquisition. Each Pangaea securityholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Pangaea for the Holdco shares in connection with the transaction merger. These lock-up provisions are substantively identical to the restrictions on transfer imposed on Quartet’s initial stockholders with respect to their initial shares.

Holdco will enter into a registration rights agreement at the closing of the mergers with the Pangaea securityholders. Under the registration rights agreement, the Pangaea securityholders will have certain “demand” and “piggyback” registration rights under the Securities Act of 1933, as amended (“Securities Act”), with respect to the resale of Holdco common shares issued and to be issued to them in the transaction merger. Notwithstanding such registration rights, the sale restriction described above shall remain in effect until its expiration.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Quartet and Pangaea. The following is a brief discussion of the background of these negotiations, the merger agreement and related transactions.

On November 1, 2013, Quartet closed its initial public offering of 8,400,000 units, with each unit consisting of one share of its common stock and one right to automatically receive one-tenth of one share of its common stock upon consummation of an initial business combination. On November 5, 2013, Quartet consummated the sale of an additional 1,260,000 units which were subject to an over-allotment option granted to the underwriters of its initial public offering. The units from the initial public offering (including the over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $96,600,000. Simultaneously with the consummation of the initial public offering and the exercise of the underwriters’ over-allotment option, Quartet consummated the private sale of 608,125 units to its initial stockholders and EarlyBirdCapital, Inc. and its designees, in each case at $10.00 per unit for an aggregate purchase price of $6,081,250.

The following table sets forth the gross proceeds received from the public offering and private placement, the total expenses related thereto and the net proceeds received by Quartet:

Initial Public Offering Proceeds	$84,000,000
Proceeds from Exercise of Over-Allotment Option	$12,600,000
Total Proceeds From Public Offering	$96,600,000
Proceeds from Sale of Private Units	$6,081,250
Total Gross Proceeds	$102,681,250
Offering Expenses
Underwriter Discount	$3,139,500
Other Expenses of the Offering	$466,359
Total Expenses Related to the Offering	$3,605,859
Net Proceeds from Public Offering and Sale of Private Units	$99,075,391
Net Proceeds Placed in Trust	$98,491,750
Net Proceeds Held in Operating Account	$583,641

The $98,491,750 (or approximately $10.20 per share) placed in the trust fund was held as cash or invested in United States treasuries having a maturity of 180 days or less. Such funds will not be released (subject to certain exceptions) until the earlier of (i) the consummation of Quartet’s initial business combination or (ii) Quartet’s failure to consummate an initial business combination within the prescribed time. If Quartet does not consummate a business combination by May 1, 2015 (or November 1, 2015, if Quartet has executed a definitive agreement for an initial business combination by May 1, 2015 but has not completed an initial business combination by such date), it must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating.

Promptly following Quartet’s initial public offering, Quartet’s officers and directors contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms, as well as numerous other business relationships. Quartet also signed five nonexclusive contingent based finders fee agreements with independent third parties. These agreements stipulate that the finder is operating as an independent contractor and does not have any authority to act for, represent or bind Quartet. Such agreements also contain confidentiality agreements and provisions limiting the finders’ right to make any claim against Quartet’s trust account. Finally, the agreements provide for the payment of a fee equal to 1.0% of the enterprise value of a company with which Quartet ultimately completes a business combination. On January 24, 2014, Quartet retained Dinan and Company to serve as one of its nonexclusive finders. For agreeing to contact the individuals and organizations in its proprietary database of private equity firms and privately held businesses, Dinan and Company was paid a fee of $15,000 upon execution of the finders fee agreement and was to be paid contingent consideration upon the closing of a business combination in which Dinan and Company was the introducing broker. Dinan & Company was the only finder paid a retainer for its services. Subsequent to Dinan & Company’s introduction of Pangaea, but before the signing of the definitive merger agreement, Quartet and Dinan & Company agreed to a revised fee agreement, which fixed the fee at $1,300,000, which is a discount to the 1.0% fee that would have been due under the original finders fee agreement.

Through Dinan and Company, other contingent-based finders, the Board and management’s personal relationships, Quartet identified and reviewed information with respect to numerous private companies.

As a result, Quartet had entered into substantial discussions with several companies, including discussions regarding the type and amount of consideration to be provided relative to a potential transaction.

Of these companies, one (in addition to Pangaea) was provided with a preliminary letter of intent: On November 22, 2013, Quartet met the management team of a Canadian-based engineering firm and in January 2014 commenced more detailed merger discussions. On February 3, 2014, Quartet presented it with a letter of intent, which expressed Quartet’s interest in pursuing a merger and detailed the types of consideration possible. On March 3, 2014, Quartet provided this company with a more detailed proposal, which provided specific cash, stock and contingent based consideration to be paid. Subsequently, Quartet was informed that the company had selected another merger partner and had entered into an exclusivity agreement that precluded further discussions.

In addition to this letter of intent and the letter of intent signed with Pangaea, Quartet also submitted a detailed transaction proposal to an Israel-based foreign exchange trading broker. Quartet was introduced to this company in January 2014 by one of its five finders. During February 2014, Quartet had detailed discussions with the company’s management team and its representatives and on March 4, 2014, Quartet provided the company with the framework of a transaction, including total deal consideration. In late March 2014, the target informed Quartet that it was interested in moving forward with the transaction on the basis of the terms presented; however, at that point Quartet had already entered into detailed discussions and exclusivity with Pangaea, which Quartet viewed as a superior target due to the reasons set forth below under the heading “Quartet’s Board of Directors’ and Special Advisor’s Reasons for Approval of the Mergers.” As a result, Quartet suspended discussions with this Israel-based company.

On February 18, 2014, Quartet was introduced to Pangaea when John Kelley of Dinan and Company informed David Sgro that one of Pangaea's largest shareholders, funds managed by Cartesian Capital Group, expressed interest in discussing the possibility of a merger between the two companies. Peter Yu, Cartesian Capital Group’s Managing Partner, became aware of Quartet when he received an unsolicited email from

Dinan & Company. Mr. Yu contacted John Kelly of Dinan & Company in order to obtain additional information on Quartet and express his interest in discussing one of his portfolio companies. On February 18, 2014, Mr. Sgro contacted Peter Yu, and set up a meeting to discuss their respective entities. On February 21, 2014, Mr. Sgro and Mr. Yu met in Cartesian's office and discussed the specific features of Quartet, the transaction history of Quartet's management team and Pangaea's business and plans to conduct an initial public offering. On February 24, 2014, Quartet executed a nondisclosure agreement with Cartesian/Pangaea.

On February 25, 2014, Mr. Yu provided Quartet with summary financial projections and a list of comparable publicly traded companies. Between February 25, 2014 and March 5, 2014, Mr. Sgro and Mr. Yu communicated regarding potential deal structure and valuation and on March 5, 2014, Quartet sent Cartesian the outline of a proposed deal structure, which contemplated consideration of $300 million in cash and stock at closing plus $60 million in contingent consideration based on Pangaea’s 2014 and 2015 earnings before interest, taxes, depreciation and amortization. The consideration was proposed by Quartet based on its analysis of Pangaea’s operations and the comparable company analysis discussed below in the section titled “Quartet’s Board of Directors’ and Special Advisor’s Reasons for Approval of the Mergers — Comparable Company Analysis.” Simultaneously, Quartet provided Cartesian with a list of publicly traded logistics companies, as well as a pro forma capitalization table reflecting the proposed deal consideration. On March 6, 2014, Mr. Sgro and Mr. Yu discussed some points of clarification with regard to the aforementioned proposal.

On March 10, 2014, Messrs. Rosenfeld, Sgro and Yu met in Cartesian's office to learn more about each other’s companies and to further discuss valuation and deal terms. Following this meeting, Mr. Yu sent to Quartet the draft Form S-1 of Pangaea that had been confidentially submitted to the SEC on February 14, 2014. In order to make a more formalized offer, Quartet commenced a detailed due diligence effort, which included a meeting with Pangaea's management team on March 12, 2014. At this meeting, Messrs. Sgro and Rosenfeld met and discussed Pangaea's operations with Pangaea's Chief Executive Officer, Edward Coll, Pangaea's Chief Financial Officer, Anthony Laura, Pangaea's Controller, Gianni DelSignore and Mr. Yu and Paul Hong of Cartesian Capital.

From March 13, 2014 to March 17, 2014, Messrs. Sgro and Rosenfeld had numerous communications with Messrs. Hong and Yu regarding Pangaea's debt, total deal consideration, the earnout and cancellation shares. More specifically, Quartet was attempting to get a better understanding of how much of Pangaea’s consolidated debt was attributable to its joint venture partners and not actually payable by Pangaea. The discussions regarding total deal consideration were based on Pangaea’s belief that its equity was worth more than the $360 million in deal consideration offered by Quartet. The discussions regarding the earnout centered on the basis of the earnout payment (EBITDA versus Net Income), the number of years to be included in the earnout (two versus three) and the total amount and timing of the earnout. Finally, in order to ensure the alignment of interests, Pangaea introduced the concept of cancellation shares, which would effectively provide for the transfer of some portion of Quartet’s initial stockholders shares to the Pangaea securityholders if certain minimum cash thresholds were not met. Ultimately, Quartet gained a better understanding of the company’s debt and was comfortable increasing the total deal consideration by approximately 4%, from $360 million to $375 million, but insisted that all of such increase would be in the form of a 2016 (third year) contingent payment. Further, Quartet and Pangaea agreed that the contingent payment would be based on Net Income rather than EBITDA, as Net Income is a better measure of the company’s free cash flow generating capacity and given the company’s tax exempt status would be a more effective metric by which it may be evaluated relative to taxable publicly traded logistics companies. In addition, Quartet’s management team agreed that it would transfer some of its shares to Pangaea’s securityholders if less than approximately 85% of the cash in trust was retained.

On March 17, 2014, Quartet received updated financial statements from Pangaea, and on March 18, 2014, Quartet delivered a draft letter of intent to Pangaea which incorporated many of the concepts discussed in the preceding five days. Later that day, Quartet received comments on the letter of intent from Cartesian and Pangaea. In its response, Pangaea proposed the concept of a cumulative earnout target, whereby, Pangaea’s securityholders could retain the full contingent consideration as long as the company’s cumulative net income over the three year period was equal to or greater than the sum of the three individual earnout targets. In addition, Pangaea indicated that in order to accept the exclusivity agreement in the letter of intent, they would require Quartet to agree to mutual exclusivity for a period of 30 days. Finally, Pangaea proposed that it would be reimbursed for certain legal expenses related to the transaction if a business combination is not successfully completed. On March 19, 2014, Quartet delivered a revised draft letter of intent to Pangaea which accepted the concept of a cumulative net income earnout target, but rejected mutual exclusivity and the reimbursement of legal expenses. Pangaea responded later that day with a second revised letter of intent to Quartet. In that second revised letter of intent, Pangaea agreed to mutual exclusivity for a shorter 21 day period. Pangaea delivered another slightly revised and executed letter of intent to Quartet on March 20, 2014 and Quartet countersigned the letter of intent and entered into mutual exclusivity with Pangaea on March 21, 2014.

Upon the execution of the letter of intent, Quartet retained Graubard Miller, Quartet’s general counsel, to conduct legal due diligence on Pangaea and to draft the merger agreement. On March 24, 2014, Quartet held a meeting of its Board of Directors in which Messrs. Sgro and Rosenfeld reviewed the previously sent materials, including Pangaea's draft Form S-1, Pangaea's internally developed projections, the executed letter of intent and Quartet's analysis of the deal structure and valuation. From March 24, 2014 through March 28, 2014, representatives of Quartet and Pangaea discussed the structure of the transaction from a tax perspective and the finders fee payable to Dinan and Company upon the successful completion of a transaction between Quartet and Pangaea. During that time, Messrs. Sgro and Rosenfeld held discussions with John Kelley and Michael Dinan from Dinan and Company regarding the finders fee and agreed upon a fixed finders fee of $1.3 million and subsequently executed an amended finders fee agreement which was applicable only to this transaction. On March 27, 2014, Pangaea retained Willkie Farr & Gallagher to represent it in connection with the potential transaction with Quartet.

On April 2, 2014, Messrs. Sgro and Rosenfeld traveled to Pangaea's corporate headquarters in Providence, Rhode Island and met with Messrs. Coll, Laura and DelSignore and various other Pangaea personnel as well as Mr. Hong and Nam Trinh of Cartesian Capital. Pangaea's management team provided additional information regarding Pangaea and its prospects and Messrs. Rosenfeld and Sgro asked numerous questions regarding the history, current operations, employees, projections, balance sheet, joint ventures, owned vessels, and technical and operational management of Pangaea as well as the current environment for bulk shipping.

On April 3, 2014, the Audit Committee of Quartet's Board of Directors acted by unanimous written consent to retain Marcum LLP, Quartet's auditor, to conduct accounting due diligence and on April 4, 2014, Quartet retained Marcum for such purposes for a fee of $25,000. On April 5, 2014, Quartet delivered a first draft of the merger agreement to Pangaea and Willkie Farr & Gallagher. Quartet received initial comments on the merger agreement on April 7, 2014 and the parties discussed additional comments on April 8, 2014. On April 10, 2014, the parties executed an amendment to the letter of intent, which extended exclusivity for an additional nine days, until April 20, 2014. On April 14, 2014, Quartet received a preliminary accounting due diligence report from Marcum LLP, which report was finalized on April 30, 2014. On April 15, 2014, Quartet retained Cassel Salpeter to render an opinion as to, as of the date of the opinion, (i) the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Quartet in the merger pursuant to the merger agreement and (ii) whether Pangaea had a fair market value equal to at least 80% of the balance of funds in the trust account. Also on April 15, 2014, Quartet received a revised draft of the merger agreement from Pangaea's counsel.

On April 23, 2014, Victor Bonilla traveled to Pangaea’s technical management headquarters in Athens, Greece and met with Mr. Fotis Doussopoulos and various other Pangaea personnel as well as Mr. Hong. Pangaea’s technical management team provided additional information regarding Pangaea and its technical management services and Mr. Bonilla asked numerous questions regarding the history, current operations, employees, owned vessels, and technical operational management of Pangaea as well as the current environment for bulk shipping. On April 24, 2014, Quartet held a meeting of its board of directors to review the deal terms, valuation, and the significant open items in the merger agreement. Between April 15, 2014 and April 30, 2014, the parties continued to revise specific wording of provisions in the merger agreement and other transaction documents, as well as finalize the schedules to the merger agreement, and such transaction documents were revised accordingly based on changes that were mutually agreed upon by the parties. On April 28, 2014, members of Quartet and Cartesian met with Joel Greenblatt to discuss the terms of the transaction. On April 29, 2014, another telephonic meeting of Quartet’s board of directors was held. Eric S. Rosenfeld, David D. Sgro, Margery Kraus, John Schauerman and Jeffrey Moses, representing Quartet’s entire board of directors, were present at the meeting. In addition, the following invited individuals were also present: Joel Greenblatt, Quartet’s special advisor; representatives of Cassel Salpeter; and David Alan Miller, Jeffrey M. Gallant and Victoria Lee, of Graubard Miller. Mr. Greenblatt is the managing partner of Gotham Capital III, L.P., an investment partnership he founded in April 1985, a managing member of Gotham Capital V LLC and managing principal and co-chief investment officer of Gotham Asset Management. He was also a special advisor to Arpeggio Acquisition Corporation, Rhapsody Acquisition Corp. and Trio Merger Corp. (“Trio”), three special purpose acquisition companies led by Messrs. Rosenfeld and/or Sgro which successfully completed business combinations in 2006, 2008 and 2013, respectively. He is the former chairman of the board and a former board member of Alliant Techsystems, a New York Stock Exchange-listed aerospace and defense contractor.

Prior to the meeting, copies of the most recent drafts of the significant transaction documents, in substantially final form, were delivered to the directors and Mr. Greenblatt. Eric S. Rosenfeld and David D. Sgro led a discussion of the search for a merger candidate and detailed the dynamics of the Pangaea transaction. At the request of the Quartet board, Cassel Salpeter then reviewed and discussed its financial analyses with respect to Quartet, Pangaea and the proposed mergers. Thereafter, Cassel Salpeter rendered its oral opinion to the Quartet board (which was confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), as to, as of April 29, 2014, (i) the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement and (ii) whether Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account. The full text of the written opinion of Cassel Salpeter, which describes, among other things, the assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion is attached as Annex C. After considerable review and discussion, the merger agreement and related documents were unanimously approved, subject to final negotiations and modifications, and the board and Quartet’s special advisor determined to recommend the approval of the merger agreement.

The merger agreement was signed on April 30, 2014. After the market close on April 30, 2014, Quartet issued a press release announcing the execution of the merger agreement and some of the salient terms of the merger agreement. After the market close on May 1, 2014, Quartet filed a Current Report on Form 8-K, which included the press release issued on April 30, 2014, the merger agreement and a presentation which provided a summary of the deal terms and additional details on Pangaea’s operations.

Quartet’s Board of Directors’ and Special Advisor’s Reasons for Approval of the Mergers

The consideration to be paid to the Pangaea securityholders in the merger agreement was determined by several factors. Quartet’s board of directors and special advisor reviewed various industry and financial data in order to determine that the consideration to be paid to Pangaea was reasonable and that the mergers were in the best interests of Quartet’s stockholders. The industry data referenced above was prepared in draft form by Drewry Shipping Consultants Ltd., and included analyses of world seaborne trade, drybulk cargos and volumes, drybulk fleet and age profile, ice class drybulk fleet, drybulk vessel orderbook and historical time charter rates by ship type. The financial data reviewed included Pangaea’s historical and projected financial statements, comparable publicly traded company analyses prepared by Quartet’s management, an analysis of proforma capital structure and trading multiples prepared by Quartet’s management and analyses provided by Cassel Salpeter.

Quartet conducted a due diligence review of Pangaea that included an industry analysis; an analysis of Pangaea’s existing business model; historical and projected financial results; and a valuation analysis in order to enable its board of directors and special advisor to ascertain the reasonableness of the consideration being paid. During its negotiations with Pangaea, Quartet did not receive services from any financial advisor to assist it in determining what consideration to offer to Pangaea because its officers and directors believe that their experience and backgrounds, together with the experience and background of Quartet’s special advisor, Joel Greenblatt, were sufficient to enable them to make the necessary analyses and determinations.

Quartet’s management, including the members of its board of directors, has long and diverse experience in both operational management and investment and financial management and analysis and, in its opinion, was suitably qualified to conduct the due diligence and other investigations and analyses required in connection with Quartet’s search for a merger partner. Eric S. Rosenfeld, Quartet’s Chairman of the Board and Chief Executive Officer, served as the Chairman and Chief Executive Officer of Arpeggio Acquisition Corp.,

Rhapsody Acquisition Corp. and Trio Merger Corp., three special purpose acquisition companies that completed business combinations in June 2006, July 2008 and June 2013, respectively. In addition, Mr. Rosenfeld has been a board member of 16 other public companies in a number of industries, in addition to having extensive experience in the investment industry and as a private investor. David D. Sgro, a member of Quartet’s board of directors and its Chief Financial Officer, served as the Chief Financial Officer of Trio Merger Corp. and Rhapsody Acquisition Corp. and as part of the deal team for Arpeggio Acquisition Corp. In addition, Mr. Sgro has extensive experience as a private company valuation analyst, an investment analyst and an investment banker. Mr. Schauerman has a background in investment banking and was the Chief Financial Officer and head of corporate development for Primoris Services Corporation, which went public through a merger with Rhapsody Acquisition Corp. Mrs. Kraus has significant business experience as the founder and Chief Executive Officer of one of the world's largest privately held public relations firms. Mr. Moses also has significant investment experience as the Chief Operating Officer of an investment manager. Finally, Joel Greenblatt, Quartet's special advisor, is the founder and a managing partner of Gotham Capital, a private investment partnership. He is a professor on the adjunct faculty of Columbia Business School, the former chairman of the board of a Fortune 500 company, the co-founder of the Value Investors Club website, and the author of You Can Be a Stock Market Genius, The Little Book That Beats the Market, The Little Book That Still Beats the Market and The Big Secret for the Small Investor. He was also previously the special advisor to Arpeggio Acquisition Corp., Rhapsody Acquisition Corp. and Trio Merger Corp. Quartet’s management believes that this experience makes Quartet’s board and special advisor uniquely qualified to render an opinion on the merits of this transaction. More detailed descriptions of the experience of Quartet’s board of directors and special advisor are included in the section of this proxy statement/prospectus entitled “Other Information Related to Quartet — Directors, Executive Officers and Special Advisor.”

The Quartet board of directors and special advisor concluded that the merger agreement with Pangaea was in the best interests of Quartet’s stockholders. The Quartet board of directors and special advisor considered a wide variety of factors in connection with its evaluation of the mergers. In light of the complexity of those factors, the Quartet board of directors and special advisor did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Quartet board and its special advisor may have given different weight to different factors.

In considering the mergers, the Quartet board of directors gave considerable weight to the following factors:

Pangaea’s Record of Growth and Expansion and High Potential for Future Growth

In selecting Pangaea as an acquisition target, Quartet’s board of directors and special advisor considered it important that Pangaea has established business operations, that it is generating current revenues, and that it has what the board and special advisor believe to be the potential to experience valuable accretive growth. Quartet’s board of directors and special advisor believe that Pangaea has the appropriate infrastructure in place and is well positioned in its industry to achieve significant organic growth. Since its inception in 1996, Pangaea and its predecessor entities grew from a two person operation into a worldwide maritime logistics solutions provider with offices in five countries, 67 employees and nearly $400 million in annual revenues. While revenues have been relatively stable over the past three years, Pangaea has experienced considerable growth in shipping days and net profit margins. Shipping days, which is defined as the aggregate number of days in which a vessel controlled by Pangaea was in commercial operation, has increased from 13,477 in fiscal 2011 to 16,152 in fiscal 2013, an annualized growth rate of 9.5%. This growth in shipping days clearly shows Pangaea's growth in market share in a dry bulk shipping industry that exhibited volume growth of less than 5% over this period. Pangaea's revenues, which are partly a function of prevailing market shipping rates, did not reflect this growth due a softening of shipping rates from 2011 through 2013. Despite relatively flat revenues over the past three years, Pangaea grew its net profit margin from 0.9% to 3.9%, which resulted in a compound average net income growth rate in excess of 100%.

Quartet's board of directors and special advisor believe that robust and profitable growth is sustainable because of the addition of new routes, the expansion of existing routes and the signing of several profitable longer-term contracts of affreightment with key clients. Pangaea’s expansion of its highly profitable ice routes will be enabled by the four newbuild ice class 1A vessels that are expected to be delivered between late 2014 and 2016. These vessels, which are the only ice class 1A vessels of their size in the world (aside from those already operated by Pangaea), will allow Pangaea to further expand its ice routes and solidify Pangaea’s position as a leader in this market niche. As discussed in the “Ice Trading Routes” section, these Ice Trading Routes also yield revenues that are significantly in excess of industry averages for vessels of similar size. Quartet's board and special advisor believe that these routes are likely to have a significant positive impact on Pangaea’s financial results.

The Experience of Pangaea’s Management

Another important factor to Quartet’s board of directors and special advisor in identifying an acquisition target was that the company have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to lead a company in an ever-changing environment. Pangaea's top ten executives have more than 250 years of combined shipping and logistics experience. Management's longstanding relationships with buyers and sellers of material, as well as their knowledge of trade routes and dry bulk commodities, has enabled Pangaea to develop a backhaul business (discussed later herein), which gives Pangaea a sustainable competitive advantage. In addition, the relationships that Pangaea's management team has built over the years with its lenders have given it access to financing and have made it a go-to buyer of bank-owned (distressed sale) vessels. Pangaea believes that it has superior access to financing from certain lenders relative to other vessel owners. In particular, because Pangaea charters-in vessels, where a lender is seeking a purchaser, Pangaea may be better situated to acquire the vessel because it is then operated by Pangaea itself, reducing diligence and transition costs. However, because of the general weakening in financial strength of traditional lenders for vessel acquisitions, financing may not be available for vessel acquisitions generally, limiting the value of any superior access it may have due to these relationships. Members of Quartet’s board and its special advisor believe that these relationships, coupled with management’s strong technical expertise, create a significant competitive advantage for Pangaea.

Asset Light Strategy

Quartet's board of directors and special advisor studied Pangaea's business model and paid particular attention to its asset light strategy. Unlike a shipping company, Pangaea does not own a significant portion of the vessels that it operates. Instead, Pangaea has made a strategic decision to charter in (or lease) the majority of its vessels and only purchase vessels with a designated purpose or that fit a market niche in which Pangaea has a strategic advantage. As a result, Pangaea currently owns interests in 14 vessels, but operates up to 60 vessels at any one time. Of its owned vessels, three were specifically purchased and retrofitted for a long-term shuttling contract between Jamaica and New Orleans and four are ice class 1A vessels, two of which are the only 1A vessels of their size in the world. In addition, Pangaea has six newbuild ships on order, four of which are designated as ice class 1A and two of which are expected to be designated as ice class 1C. The addition of these six ice class vessels should help to extend its market leadership position in ice bound ports. While the value of controlling these ice class ships is significant, Pangaea has still attempted to maintain its asset light approach by purchasing the vessels through joint ventures with unrelated third parties. Four of these newbuild vessels will be purchased by a joint venture in which Pangaea has a 33% interest and two will be purchased by a joint venture in which Pangaea has a 50% interest. As such, Pangaea is able to maintain operational control without the capital costs and leverage associated with the outright ownership of these vessels.

By employing this strategy, Pangaea is able to focus more sharply on the logistics side of the business rather than vessel ownership. In addition, Quartet’s board and special advisor believe that this asset light strategy affords several other benefits, including lower leverage, less market risk and higher returns on capital invested in the business. Since newbuild bulk carriers can easily cost in excess of $30 million, most vessel owners attempt to finance as much of the purchase price as possible. As such, these owners typically have significant financial leverage, which increases the risk of bankruptcy, particularly in periods of declining rates. In addition, owning vessels significantly increases a company's fixed cost base, creating significant operating leverage. While a high fixed cost base can be quite advantageous and significantly boost profitability in periods of rising charter rates, it can be disastrous in periods of declining charter rates. This combination of high financial and operating leverage can, and often does, lead to booms and busts among vessel owning shipping companies. Chartering-in vessels on a short-term basis, as Pangaea does, more closely matches costs with revenues, enabling it to be profitable even in an environment of declining rates and significantly reduces Pangaea’s risk profile. This is exemplified by Pangaea’s increasing net profit margins from 2011 to 2013, a period over which industry average shipping rates generally declined. Finally, this asset light strategy minimizes the amount of capital that needs to be invested for growth and enhances Pangaea’s return on capital relative to more asset heavy peers. Quartet's board of directors and special advisor believe that this business strategy makes Pangaea more like a logistics company than a typical bulk shipping company and is a primary reason for Pangaea’s 19.5% average return on equity over the last three years.

Ice Trading Routes

As discussed, Pangaea typically employs an asset light strategy; however, it saw an opportunity to pursue a market niche that was previously underserved, and purchased interests in four ice class 1A vessels. These vessels, which are among the only ones of their size in the world, can be used to access routes and ice bound ports that, at times, cannot be served by traditional vessels. With these ice class vessels, Pangaea became the first non-Russian bulk carrier to transit the Northern Sea Route in 2010 and the first dry bulk carrier to transit the Northwest Passage in 2013. Given these new and pioneering trade routes, coupled with more traditional ice route trading in the Baltics, Pangaea's ice class vessels generated a greater than 70% (in 2012-13) premium to industry standard rates charged by conventional vessels.

In addition to its interests in four owned ice class 1A vessels, Pangaea has six newbuild ice class vessels that are expected to be delivered from 2014 to 2016. In following its asset light strategy, Pangaea has agreed to purchase four of these vessels in a joint venture in which it owns a 33% interest and two of these vessels in a joint venture in which it owns a 50% interest. Both of its joint venture partners are large and respected companies that participate in the shipping industry. In forming these relationships, Pangaea is able to take advantage of favorable financing and obtain operational control over the vessels while minimizing its capital expenditures and risk.

With this fleet, Pangaea will be able to cement its position as the leading operator in this premium rate business. Based on public information, it appears as though there are no other ice class 1A vessels of this size currently scheduled for delivery, so Quartet's board and special advisor expect that Pangaea will be able to retain a structural competitive advantage in this trade for the foreseeable future. In addition to the structural barriers to entry, Pangaea has developed a number of other competitive advantages that should allow it to continue to benefit from its first mover advantage, including captain training and development, relationships with Russian and Canadian maritime authorities, and relationships with customers and insurance providers. Quartet's board and special advisor view this business as a significant component of Pangaea’s growth and profitability into the future.

Experience in Backhaul Logistics

Quartet's board and special advisor paid particular attention to Pangaea's business strategy of focusing on backhaul rather than fronthaul logistics. Due to typical trading patterns, many dry bulk vessels are laden with cargo for only one leg of a round trip (the fronthaul) and must incur substantial costs to position a vessel in an area where cargo typically originates. A backhaul voyage is one that carries cargo to an area where cargo typically originates. By carrying cargo on this backhaul voyage, an operator is able to generate revenues on a trip that would otherwise be a cost center. Unlike a typical operator that takes fronthaul voyages with the hope of securing a backhaul voyage, Pangaea first tries to secure a backhaul voyage, knowing that it will be much easier to secure the more commoditized fronthaul voyage once a backhaul contract is in place. In addition to backhaul, Pangaea's management team focuses on trade triangulation in order to minimize the number of days in which its vessels are not laden with cargo. For example, Pangaea will carry cargo from point A to point B, ballast (travel empty) from point B to point C (this trip is shorter than going back to point A empty) and carry cargo from point C back to point A. By doing this, Pangaea is able to position its vessels with a lower cost than many of its competitors and can therefore earn a more attractive margin. As a result of its focus on backhaul and triangulation, Pangaea's vessels are laden with cargo nearly 90% of the time, which Pangaea believes is well above industry standards.

While this seems like something that every vessel operator should be doing, finding these voyages is not as simple as it may seem. The key is Pangaea's backhaul focus and the effort that its staff expends searching for these voyages and in many instances actually creating the voyage by matching a seller and a buyer of dry bulk goods. This logistics component requires a significant staff with knowledge of trade routes, commodities and relationships with buyers and sellers of bulk commodities. Once Pangaea identifies or creates these backhaul routes for its customers, Pangaea and the customer may enter into a long-term contract of affreightment. Pangaea looks to add value for its customers by providing services that most of its competitors do not have either the skill or the resources to provide. For example, Pangaea has accompanied its clients on such clients’ sales calls to explain transportation options and discuss delivery details to purchasers. Similarly, Pangaea has improved port infrastructure services for clients dependent upon a specific port. Management believes that such services are unique and have not been provided by other dry bulk operators to clients. In many respects, Pangaea serves as an outsourced logistical function for its clients. In doing so, Pangaea develops deep long-term relationships with its customers which serve as a barrier to entry. Quartet's board of directors and special advisor believe that this focus on margin enhancement through backhaul optimization and triangulation as well as Pangaea’s focus on adding value for its clients is a key to its growth and profitability.

Global Economic Risks

Quartet's board of directors and special advisor reviewed the risks associated with carrying dry bulk commodities, some of which are subject to worldwide economic activity. The board and special advisor also considered more country specific risks such as the possibility of long-term economic sanctions being imposed upon significant dry bulk importing/exporting countries, such as Russia or a slowdown of growth in China. While these risks are significant, Quartet's board of directors and special advisor believes that Pangaea’s asset light business strategy as well as its decision to charter in vessels on a very short term basis, mitigates some of these risks since Pangaea should be able to quickly adjust its largely variable cost structure. Quartet's board of directors and special advisor believe that Pangaea is at least as well positioned as its competitors with regard to these risks.

Tax Efficient Organizational Structure

Quartet's board of directors and special advisor noted that Pangaea's participation in the maritime transport industry, combined with its status as a Bermuda company, exempt it from nearly all income taxes. As a result, almost every dollar of pretax profit falls to the bottom line and yields a higher level of free cash flow generation than would be expected for a tax paying entity. The board and special advisor considered the risk that this favorable tax situation would cease and result in significantly lower net income and free cash flow. Given the highly mobile nature of the assets in this portion of the logistics industry and the tendency for entities to seek out the most favorable tax jurisdiction, the board and special advisor believe that a change in tax laws related to these types of companies is not likely in the near term as it would simply result in the flight (redomestication) of maritime logistics companies to lower tax regions. While this remains a risk, Quartet’s board of directors and special advisor believe that Pangaea currently is, and should be for the foreseeable future, in an advantaged tax position relative to its non-maritime logistics peers.

Costs Associated with Effecting the Business Combination

Quartet’s board and its special advisor determined that the costs associated with effecting the mergers with Pangaea would likely be similar to, if not lower than, the costs encountered with most other business combinations. Quartet’s board and its special advisor noted that Pangaea had three years of audited financial statement that were audited to public company standards by a PCAOB compliant audit firm and had recently submitted a draft Registration Statement on Form S-1 with the Securities and Exchange Commission. As a result, Pangaea already compiled much of the information that would be required for the filing of the proxy statement/prospectus, which is required to complete this transaction. Many of the other companies with which Quartet had merger discussions would have required far more time and effort to complete the information required to be included in this proxy statement/prospectus.

Pangaea’s Ability to Execute its Business Plan After the Mergers Using its Own Available Cash Resources since Part of the Cash Held in Quartet’s Trust Account May be used to Pay Quartet’s Public Stockholders who Exercise their Conversion Rights

Quartet’s board of directors and special advisor considered the risk that the current public stockholders of Quartet would demand to convert their public shares for cash upon consummation of the mergers, thereby reducing the amount of cash available to Quartet following the mergers or cause a condition under the merger agreement not to be met. The board and the special advisor deemed this risk to be no worse with regard to Pangaea than it would be with regard to other target companies and believe that Pangaea will still be able to implement its business plan, even if the full amount of the funds deposited in the trust account is not available at closing.

Pangaea’s Customer Concentration

Given the risks associated with customer and cargo concentration, Quartet's board of directors and special advisor focused on these items. It was noted that in 2013, Pangaea did not have a single customer that accounted for more than 10% of revenues and did not carry any particular commodity that accounted for more than 15% of revenue. As a result, Quartet's board of directors and special advisor determined that concentration was not a significant risk for Pangaea.

Valuation

Based primarily on an analysis of comparable publicly traded companies and the board’s significant transaction experience, the board and the special advisor agreed upon and negotiated terms which they felt were in the best interest of Quartet’s stockholders. The board and special advisor used the analyses described below to estimate the likely range of values at which Pangaea could be expected to trade in the public market.

Projections Furnished by Pangaea to Quartet

Pangaea provided Quartet with its internally prepared projections for each of the years in the three-year period ending December 31, 2016. The projections do not include costs associated with the mergers and do not include or estimate any additional equity capital (such as the capital that may be provided by this transaction). The projections were not prepared with a view to public disclosure or under GAAP, the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections were prepared solely for internal use and capital budgeting and other management purposes, are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results.

In compiling the projections, Pangaea took into account estimates regarding time charter equivalent rates, voyage margins and general and administrative expenses. The projections reflect numerous assumptions including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Pangaea’s control, such as the risks and uncertainties contained in the section entitled “Risk Factors.”

The financial projections for revenue and costs are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pangaea’s control. While all projections are necessarily speculative, Pangaea believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. The inclusion of the projections in this proxy statement/prospectus should not be regarded as an indication that Pangaea or its representatives considered or consider the projections to be a reliable prediction of future events, and reliance should not be placed on the projections.

The projections were requested by, and disclosed to, Quartet for use as a component in its overall evaluation of Pangaea, and are included in this proxy statement/prospectus on that account. Pangaea has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to Quartet. Neither Pangaea’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Pangaea compared to the information contained in the projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Holdco will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.

The projections were prepared by, and are the responsibility of, Pangaea’s management. Grant Thornton LLP (“Grant Thornton”), Pangaea’s auditor, has neither examined, compiled nor performed any other procedures with respect to the projections and, accordingly, Grant Thornton does not express an opinion or any other form of assurance with respect thereto. PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab (“PricewaterhouseCoopers”), the auditor of Nordic Bulk Holding ApS, has neither examined, compiled nor performed any other procedures with respect to the projections and, accordingly, PricewaterhouseCoopers does not express an opinion or any other form of assurance with respect thereto. The reports furnished by Grant Thornton and PricewaterhouseCoopers included in this proxy statement/prospectus relate to historical financial information of Pangaea and Nordic Bulk Holding ApS, respectively. They do not extend to the projections and should not be read as if they do.

The key elements of the projections provided to Quartet are summarized below (in millions of dollars, except percentages):

($ in millions)	2014 Projected	2015 Projected	2016 Projected
Revenue	503.4	601.1	735.1
% growth	29.3%	19.4%	22.3%
Expenses .	454.3	534.9	652.2
% of revenue	90.2%	89.0%	88.7%
Adjusted EBITDA	49.1	66.1	83.0
EBITDA margin	9.8%	11.0%	11.3%
EBIT	37.0	50.4	64.7
EBIT margin	7.4%	8.4%	8.8%
Net Income	31.4	43.4	57.1
Margin	6.2%	7.2%	7.8%
Net Income after Non-controlling Interest	27.3	34.6	43.2
Margin	5.4%	5.8%	5.9%

Comparable Company Analysis

Quartet’s management primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to Quartet following a merger with Pangaea. Quartet’s management did not rely upon the comparable companies provided by Mr. Yu, which was referenced earlier herein. The comparable group provided by Mr. Yu focused on typical dry bulk shipping companies, which tend to be asset heavy and highly leveraged companies that charter out their vessels to operators like Pangaea. Instead, in selecting a set of comparable companies, Quartet noted that there are no United States publicly listed companies that are identical to Pangaea in terms of operations. However, given that Pangaea’s operations concentrate on providing customer-focused logistics services, Quartet viewed this criterion as being the most important. As a result, Quartet put together a group of comparable companies whose focus was on asset light commercial logistics (i.e., facilitate the transport of goods without owning a significant portion of their transport ships, trucks, airplanes or other transportation assets), whether or not these companies use ships to carry out such services. Quartet also gave weight to Pangaea’s modest use of leverage and low fixed cost structure to put together a comparable set of companies. Given this focus, only two of the comparable companies provided by Mr. Yu were ultimately used in Quartet’s management prepared comparable company analysis. While the comparable companies shown below (all figures from Capital IQ and as of April 28, 2014 except where otherwise indicated) all participate in some portion of the logistics industry, only Diana Shipping and Navios Maritime Holdings Inc. have significant dry bulk shipping operations. While Diana Shipping is not a very similar comparable company because it is asset heavy and does not provide significant logistical services, it has significantly less financial leverage than the other dry bulk shipping companies and therefore represented the most similar shipping company with regard to leverage. While Navios Maritime does have a much higher degree of financial leverage (debt) than Pangaea and has a much larger asset base than Pangaea, it provides more logistics services than most other shipping companies and thus is one of the most comparable shipping companies from an operational standpoint.

Company Name	Market Cap.	Enterprise Value	Fiscal Year 2013				Estimated 2014		Estimated 2015
			Net Income	ROE	Net Profit Margin	Price/Net Income	EPS	P/E	EPS	P/E
Expeditors Intl. of Washington (EXPD)	$8,161.2	$6,888.8	$348.5	17.0%	5.7%	19.8x	$1.86	18.4x	$2.09	16.4x
Forward Air Corp. (FWRD)	$1,396.2	$1,357.0	$53.8	12.9%	8.6%	25.2x	$2.10	20.7x	$2.46	17.7x
Hub Group Inc. (HUBG)	$1,666.0	$1,643.5	$65.8	12.1%	2.0%	25.0x	$2.03	21.6x	$2.41	18.2x
CH Robinson Worldwide Inc. (CHRW)	$8,322.7	$9,035.7	$415.9	34.0%	3.3%	20.0x	$2.79	20.2x	$3.10	18.2x
UTi Worldwide Inc. (UTIW)	$1,038.9	$1,399.5	-$76.7	-9.3%	-1.7%	na	$0.17	58.3x	$0.55	18.0x
XPO Logistics, Inc. (XPO)	$1,415.3	$1,620.2	-$48.5	-13.8%	-6.9%	na	-$0.52	na	$0.44	61.3x
Echo Global Logistics, Inc. (ECHO)	$456.5	$413.8	$13.7	8.9%	1.5%	30.2x	$0.69	25.5x	$0.90	19.6x
Navios Maritime Holdings Inc. (NM)	$803.3	$2,191.7	-$109.1	-8.4%	-21.3%	na	-$0.03	na	$0.69	11.3x
Diana Shipping Inc. (DSX)	$940.7	$1,132.0	-$21.2	-1.7%	-12.9%	na	-$0.17	na	$0.61	18.5x

Summary Statistics	Market Cap.	Enterprise Value	Fiscal Year 2013				Estimated 2014		Estimated 2015
			Net Income	ROE	Net Profit Margin	Price/Net Income	EPS	P/E	EPS	P/E
High	$8,322.7	$9,035.7	$415.9	34.0%	8.6%	30.2x	$2.79	58.3x	$3.10	61.3x
Low	$456.5	$413.8	-$109.1	-13.8%	-21.3%	19.8x	-$0.52	18.4x	$0.44	11.3x
Mean	$2,689.0	$2,853.6	$71.4	5.7%	-2.4%	24.0x	$0.99	27.5x	$1.47	22.1x
Median	$1,396.2	$1,620.2	$13.7	8.9%	1.5%	25.0x	$0.69	21.2x	$0.90	18.2x

Despite the similar nature of each of the above companies, there are several relevant differences that Quartet’s board and special advisor considered when viewing these comparable companies. All of the comparable companies shown above, except for Diana, operate in portions of the logistics industry which subject them to income taxes, while both Pangaea and Diana are exempt from nearly all income taxes.

Quartet’s board and its special advisor considered the value of Pangaea in relation to its growth potential and found it to be attractive when compared to other publicly-traded logistics companies. In addition, Pangaea’s return on equity in fiscal 2013 was 18.5%, which was higher than all but one of the comparable companies and was well in excess of the comparable company median of 10.5%. Further, Pangaea’s net profit margin of 3.9% in 2013 was at the top end of the comparable company range and more than double the comparable company median of 1.7%. Quartet’s board of directors and special advisor also noted that Pangaea would rank among the smallest comparable companies in term of revenue, market capitalization and enterprise value.

Quartet used the 2014 and 2015 comparable company median cash adjusted market capital to net income multiples to derive a range of values for Quartet following the proposed transaction. Quartet calculated the value of the combined company using a 10% discount to the comparable company median 2014 and 2015 price to earnings ratios. The 10% discount from the comparable company median reflects Pangaea’s smaller size relative to the comparable companies and its status as a newly public company. Using these multiples Quartet arrived at an equity valuation range of approximately $520 million to $550 million before taking into account any cash from this transaction.

Opinion of Financial Advisor

In making its determination with respect to the merger, Quartet’s board of directors also considered the financial analysis reviewed by Cassel Salpeter with the Quartet board, and the oral opinion of Cassel Salpeter to the Quartet board (which was subsequently confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), as to, as of April 29, 2014, (i) the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement and (ii) whether Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account. See “The Merger — Opinion of the Financial Advisor to the Board of Directors of Quartet.”

Satisfaction of 80% Test

It is a requirement under Quartet’s amended and restated certificate of incorporation that any business acquired by Quartet have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for an initial business combination. Based on the financial analysis of Pangaea generally used to approve the transaction, including a comparison of comparable companies and a discounted cash flow analysis, the Quartet board of directors and special advisor determined that this requirement was met. The board and special advisor determined that consideration being paid in the transaction merger, which amount was negotiated at arms-length, was fair to and in the best interests of Quartet and its stockholders and appropriately reflected Quartet’s value. In reaching this determination, the board and special advisor concluded that it was appropriate to base such valuation on qualitative factors such as management strength and depth, competitive positioning, customer relationships, and technical skills as well as quantitative factors such as Pangaea’s historical growth rate and its potential for future growth in revenues and profits. Quartet’s board of directors and special advisor believe that the financial skills and background of its members qualify it to conclude that the acquisition of Pangaea met this requirement. In addition, the Quartet board of directors considered the financial analysis reviewed by Cassel Salpeter with the Quartet board, and the oral opinion of Cassel Salpeter to the Quartet board (which was subsequently confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), as to, as of April 29, 2014, whether Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account.

Interests of Quartet’s Directors, Officers and Special Advisor in the Mergers

In considering the recommendation of the board of directors of Quartet to vote in favor of approval of the merger proposal, the charter amendments proposal and the other proposals, stockholders should keep in mind that Quartet’s initial stockholders, including its directors, executive officers and special advisor, have interests in such proposals that are different from, or in addition to, those of Quartet stockholders generally. In particular:

•	If the merger or another business combination is not consummated by May 1, 2015 (or November 1, 2015 if certain conditions are met), Quartet will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 2,415,000 initial shares held by Quartet’s initial stockholders, including its directors, officers and special advisor, which were acquired for an aggregate purchase price of $25,000 prior to Quartet’s initial public offering, would be worthless because Quartet’s initial stockholders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[•] based upon the closing price of $[•] per share on the Nasdaq on [•], 2014.
•	Quartet’s initial stockholders, including its directors, officers and special advisor, and EarlyBirdCapital, Inc., the managing underwriter in Quartet’s initial public offering, purchased an aggregate of 608,125 private units from Quartet for an aggregate purchase price of $6,081,250 (or $10.00 per unit). These purchases took place on a private placement basis simultaneously with the consummation of the initial public offering. All of the proceeds Quartet received from these purchases were placed in the trust account. Such units had an aggregate market value of $[•] based upon the closing price of $[•] per unit on the Nasdaq on [•], 2014. The purchasers of the private units waived the right to participate in any redemption or distribution with respect to such private units. Accordingly, the Quartet shares and rights underlying the private units will become worthless if Quartet does not consummate a business combination (as will the Quartet rights held by public stockholders).
•	If holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. The initial stockholders have agreed, pursuant to the Founding Shareholder Agreements, that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders.

•	The transactions contemplated by the merger agreement provide that Eric S. Rosenfeld and David D. Sgro will be directors of Holdco. As such, in the future each will receive any cash fees, stock options or stock awards that the Holdco board of directors determines to pay to its non-executive directors.
•	If a business combination is not consummated within the required time period, Eric S. Rosenfeld, Quartet’s chairman, chief executive officer and president, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or target business has not executed such a waiver.
•	Quartet’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Quartet’s behalf, such as identifying and investigating possible business targets and business combinations. If Quartet fails to consummate the business combination with Pangaea, they will not have any claim against the trust account for the reimbursement of these expenses. Accordingly, Quartet may not be able to reimburse these expenses if the business combination with Pangaea is not completed. As of [•], 2014, Quartet’s officers, directors, initial stockholders and their affiliates had incurred approximately $[•] of unpaid reimbursable expenses.
•	If Quartet is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Eric Rosenfeld has agreed to advance Quartet the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

Recommendation of Quartet’s Board of Directors and Special Advisor

After careful consideration of the matters described above, particularly Pangaea’s record of growth, potential for growth and profitability, the experience of Pangaea’s management, Pangaea’s competitive positioning, its customer relationships, and technical skills, Quartet’s board of directors and special advisor determined unanimously that each of the merger proposal, the charter proposals, the incentive compensation plan proposal and the adjournment proposal, if presented. Quartet’s board of directors has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” each of these proposals. Mr. Greenblatt, Quartet’s special advisor, also supports each of the proposals.

The foregoing discussion of the information and factors considered by the Quartet board of directors is not meant to be exhaustive, but includes the material information and factors considered by the Quartet board of directors.

Opinion of Financial Advisor to the Board of Directors of Quartet

On April 29, 2014, Cassel Salpeter rendered its oral opinion to the Quartet board (which was confirmed in writing by delivery of Cassel Salpeter’s written opinion dated such date), that, as of April 29, 2014, (i) the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement was fair, from a financial point of view, to Quartet and (ii) Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account.

The summary of the opinion in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex C to this proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed mergers.

The opinion was addressed to the Quartet board for the use and benefit of the members of the Quartet board (in their capacities as such) in connection with the Quartet board’s evaluation of the mergers. The opinion is not intended to and does not constitute advice or a recommendation to any of Quartet’s stockholders or any other security holders as to how such holder should vote or act with respect to any matter relating to the mergers or otherwise. Cassel Salpeter’s opinion should not be construed as creating any fiduciary duty on Cassel Salpeter’s part to Quartet or any other party to the merger agreement, any security holder of Quartet or such other party, any creditor of Quartet or such other party, or any other person. Cassel Salpeter’s opinion was just one of the several factors the Quartet board took into account in making its determination to approve the mergers, including those described elsewhere in this proxy statement/prospectus.

The opinion only addressed whether, as of the date of such opinion, (i) the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement was fair, from a financial point of view, to Quartet and (ii) Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account. It did not address any other terms, aspects, or implications of the mergers or the merger agreement, including, without limitation, (i) except for assuming the consummation thereof substantially simultaneously with the transaction merger, the redomestication merger, (ii) any term or aspect of the mergers that is not susceptible to financial analysis, (iii) the fairness of the transaction merger or all or any portion of the merger consideration to be paid therein, to any security holders of Quartet, Holdco, Pangaea or any other person or any creditors or other constituencies of Quartet, Holdco, Pangaea or any other person, (iv) the appropriate capital structure of Quartet or Holdco or whether Quartet or Holdco should be issuing debt or equity securities or a combination of both, nor (v) the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the mergers, or any class of such persons, relative to the merger consideration to be paid by Quartet in the transaction merger pursuant to the merger agreement, or otherwise. Cassel Salpeter did not express any opinion as to what the value of the Holdco shares actually will be when issued to the holders of Pangaea capital stock in the transaction merger, or upon the issuance of the net income shares, or the prices at which shares of Quartet common stock, Holdco shares or shares of Pangaea common stock may trade, be purchased or sold at any time, and Cassel Salpeter made no representation or warranty regarding the adequacy of Cassel Salpeter’s opinion or the analyses underlying Cassel Salpeter’s opinion for the purpose of Quartet’s compliance with the terms of its amended and restated certificate of incorporation, the rules of any securities exchange or any other general or particular purpose.

The opinion did not address the relative merits of the mergers as compared to any alternative transaction or business strategy that might exist for Quartet, or the merits of the underlying decision by Quartet to engage in or consummate the mergers. The financial and other terms of the mergers, including the amount of the merger consideration, were determined pursuant to negotiations between the parties to the merger agreement and were not determined by or pursuant to any recommendation from Cassel Salpeter.

Cassel Salpeter’s analysis and opinion were necessarily based upon market, economic, and other conditions, as they exist on, and could be evaluated as of the date of the opinion. Accordingly, although subsequent developments could arise that would otherwise affect its opinion, Cassel Salpeter did not assume any obligation to update, review, or reaffirm the opinion to the Quartet board or any other person or otherwise to comment on or consider events occurring or coming to Cassel Salpeter’s attention after the date of the opinion.

In arriving at its opinion, Cassel Salpeter made such reviews, analyses, and inquiries as Cassel Salpeter deemed necessary and appropriate under the circumstances. Among other things, Cassel Salpeter:

•	Reviewed a draft of the merger agreement received by Cassel Salpeter on April 29, 2014.
•	Reviewed certain publicly available financial information and other data with respect to Quartet that Cassel Salpeter deemed relevant, including Quartet’s Annual Report on Form 10-K for the year ended December 31, 2013.
•	Reviewed certain other information and data with respect to Quartet and Pangaea made available to Cassel Salpeter by Quartet and Pangaea, including Pangaea’s internal financial statements for the year ended December 31, 2013 and audited financial statements for the years ended December 31, 2012 and December 31, 2011, financial projections with respect to the future financial performance of Pangaea for the three years ending December 31, 2016, prepared by management of Pangaea (the “Pangaea Projections”) and other internal financial information furnished to Cassel Salpeter by or on behalf of Quartet and Pangaea.
•	Considered and compared the financial and operating performance of Pangaea with that of companies with publicly traded equity securities that Cassel Salpeter deemed relevant.
•	Considered a discounted cash flow analysis of Pangaea based upon the Pangaea Projections.
•	Compared the implied enterprise value reference ranges of Pangaea to the balance, as provided by Quartet management, in Quartet’s trust account.
•	Discussed the business, operations, and prospects of Pangaea and the proposed mergers with Quartet’s and Pangaea’s management and certain of Quartet’s and Pangaea’s representatives.
•	Conducted such other analyses and inquiries, and considered such other information and factors as Cassel Salpeter deemed appropriate.

Cassel Salpeter was advised that the merger consideration to be paid in the transaction merger would be subject to adjustment as provided in the merger agreement, which Cassel Salpeter was advised provided for the issuance of up to 1,932,000 cancellation shares of Holdco in the transaction merger and the contribution by the initial stockholders to Quartet of a number of shares of Quartet common stock equal to the number of cancellation shares to be issued in the transaction merger. Cassel Salpeter was also advised that the merger consideration to be paid in the transaction merger was subject to adjustment pursuant to the merger agreement in the event that Pangaea securityholders elected to receive, in lieu of the cash merger consideration, up to 980,392 additional Holdco shares, with each such additional share to be issued in the transaction merger reducing the cash merger consideration by an amount per Holdco share equal to $10.20. Cassel Salpeter assumed, with the consent of the Quartet board, that any such adjustment, or any other adjustment pursuant to the merger agreement or otherwise, to the merger consideration to be paid in the transaction merger would not be material to its analyses or opinion.

For purposes of its analysis and opinion, Cassel Salpeter, with the Quartet board’s consent, evaluated the fairness, from a financial point of view, to Quartet of the merger consideration to be paid by Holdco in the transaction merger pursuant to the merger agreement as though such merger consideration was being paid by Quartet and Pangaea was becoming a wholly owned subsidiary of Quartet. Cassel Salpeter did not investigate or otherwise evaluate, and its opinion did not address, the potential effects of the redomestication merger on Quartet, Holdco or Pangaea, and Cassel Salpeter assumed that none of Quartet, Holdco or Pangaea would be adversely affected by or after giving effect to the redomestication merger and, without limitation to the foregoing, except as may result from the election by Quartet’s public stockholders to receive a portion of Quartet’s trust account (i) all the issued and outstanding securities of Quartet would be automatically converted into a like type and number of securities of Holdco and (ii) there would be no other securities of Holdco issued, or other consideration paid, in the redomestication merger. In addition, for purposes of its analysis and opinion, Cassel Salpeter, with the Quartet board’s consent, evaluated whether, as of the date of its opinion, Pangaea had a fair market value equal to at least 80% of the balance of funds in Quartet’s trust account solely upon the basis of a comparison of the implied enterprise value reference ranges indicated by Cassel Salpeter’s financial analysis with the balance of the funds remaining in Quartet’s trust account, which the Quartet board advised Cassel Salpeter and Cassel Salpeter, for purposes of its analysis and opinion, assumed did not and would not exceed $98,503,000. In addition, for purposes of its analysis and opinion, at the direction of Quartet’s management that the liquidation value per share of Quartet common stock was equal to $10.20 and was a reasonable basis upon which to evaluate the Quartet common stock, the Holdco shares, Quartet and Holdco.

In arriving at its opinion, Cassel Salpeter, with the Quartet board’s consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to it or available from public sources, and Cassel Salpeter further relied upon the assurances of Quartet’s and Pangaea’s management that they were not aware of any facts or circumstances that would have made any such information inaccurate or misleading. Cassel Salpeter are not legal, tax, environmental, or regulatory advisors and, Cassel Salpeter did not express any views or opinions as to any legal, tax, environmental, or regulatory matters relating to Quartet, Pangaea, the mergers, or otherwise. Cassel Salpeter understood and assumed that Quartet had obtained or would obtain such advice as it deemed necessary or appropriate from qualified legal, tax, environmental, regulatory, and other professionals. The Quartet board also advised Cassel Salpeter and Cassel Salpeter assumed that the Pangaea Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of Quartet and Pangaea with respect to the future financial performance of Pangaea, and that such information provided a reasonable basis upon which to analyze and evaluate Pangaea and form an opinion. Cassel Salpeter expressed no view with respect to the Pangaea Projections or the assumptions on which they were based. Cassel Salpeter did not evaluate the solvency of Quartet, Holdco, Pangaea or any other party to the mergers, the fair value of Quartet, Holdco, Pangaea or any of their respective assets or liabilities, or whether Quartet, Holdco or Pangaea or any other party to the mergers is paying or receiving reasonably equivalent value in the mergers under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor did Cassel Salpeter evaluate, in any way, the ability of Quartet, Holdco, Pangaea or any other party to the mergers to pay its obligations when they come due. Cassel Salpeter did not physically inspect Quartet’s, Holdco’s or Pangaea’s properties or facilities and did not make or obtain any evaluations or appraisals of Quartet’s, Holdco’s or Pangaea’s assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). Cassel Salpeter did not attempt to confirm whether Quartet, Holdco or Pangaea had good title to their respective assets. Cassel Salpeter’s role in reviewing any information was limited solely to performing such reviews as Cassel Salpeter deemed necessary to support its own advice and analysis and was not on behalf of the Quartet board, Quartet, or any other party.

Cassel Salpeter assumed, with the Quartet board’s consent, that the mergers would be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third party consents, approvals, or agreements in connection with the mergers, no delay, limitation, restriction, or condition would be imposed that would have an adverse effect on Quartet, Holdco, Pangaea or the mergers. Cassel Salpeter also assumed, with the Quartet board’s consent, that the final executed form of the merger agreement would not differ in any material respect from the draft Cassel Salpeter reviewed and that the mergers would be consummated on the terms set forth in the merger agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof material to Cassel Salpeter’s analyses or Cassel Salpeter’s opinion. Cassel Salpeter also assumed that the representations and warranties of the parties to the merger agreement contained therein were true and correct and that each such party would perform all of the covenants and agreements to be performed by it under the merger agreement. Cassel Salpeter offered no opinion as to the contractual terms of the merger agreement or the likelihood that the conditions to the consummation of the mergers set forth in the merger agreement would be satisfied. The Quartet board also advised Cassel Salpeter, and Cassel Salpeter assumed, that for U.S. federal tax income purposes the mergers would qualify as a plan of reorganization within the meaning of Section 351 or Section 368(a) of the Code.

In connection with preparing its opinion, Cassel Salpeter performed a variety of financial analyses. The following is a summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion. It is not a complete description of all analyses underlying such opinion. The preparation of an opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. As a consequence, neither Cassel Salpeter’s opinion nor the respective analyses underlying its opinion is readily susceptible to partial analysis or summary description. In arriving at its opinion, Cassel Salpeter assessed as a whole the results of all analyses undertaken by it with respect to the opinion. While it took into account the results of each analysis in reaching its overall conclusions, Cassel Salpeter did not make separate or quantifiable judgments regarding individual analyses and did not draw, in isolation, conclusions from or with regard to any individual analysis or factor. Therefore, Cassel Salpeter believes that the analyses underlying the opinion must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors underlying the opinion collectively, could create a misleading or incomplete view of the analyses performed by Cassel Salpeter in preparing the opinion.

The implied valuation reference ranges indicated by Cassel Salpeter’s analyses are not necessarily indicative of actual values nor predictive of future results, which may be significantly more or less favorable than those suggested by such analyses. Much of the information used in, and accordingly the results of, Cassel Salpeter’s analyses are inherently subject to substantial uncertainty.

The following summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion includes information presented in tabular format. The tables alone do not constitute a complete description of these analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses Cassel Salpeter performed.

For purposes of its analyses, Cassel Salpeter considered the implied value of the merger consideration to be paid in the transaction merger of $300,000,000 to $375,000,000, assuming the issuance of a number of net income shares ranging from no net income shares up to the maximum number of net income shares issuable pursuant to the merger agreement and based upon the liquidation value per share of Quartet common stock of $10.20, which Quartet advised Cassel Salpeter, and Cassel Salpeter, with the consent of the Quartet board, assumed was a reasonable basis upon which to evaluate the Quartet common stock.

Share prices for the selected companies used in the selected companies analysis described below were as of April 25, 2014. Estimates of financial performance for the selected companies listed below for the calendar years ending December 31, 2014 and 2015 were based on publicly available research analyst estimates for those companies. Estimates of financial performance for Pangaea for the year ending December 31, 2013, was based on the internal financial statements prepared by Pangaea management and provided to Cassel Salpeter and for the years ending December 31, 2014 to 2016 were based on the Pangaea Projections. In the selected companies analysis, estimates of net income and earnings per share for the selected companies were adjusted to exclude unusual and extraordinary expenses and income. For Pangaea, estimates of net income attributable to Pangaea and free cash flow exclude income attributable to interests in variable interest entities, as provided by Pangaea management.

Discounted Cash Flows Analysis

Cassel Salpeter performed a discounted cash flow analysis of Pangaea by calculating the estimated net present value of Pangaea’s free cash flows attributable to Pangaea through 2016 and estimates of the terminal value of Pangaea after 2016 using the Pangaea Projections. In performing this analysis, Cassel Salpeter applied discount rates ranging from 14.6% to 15.6% to Pangaea’s projected free cash flows attributable to Pangaea and to terminal value earnings multiples ranging from 11.0x to 13.0x. This analysis indicated an implied equity value reference range of $357,900,000 to $424,200,000 for Pangaea, as compared to the implied value of the merger consideration to be paid in the transaction merger of $300,000,000 to $375,000,000.

Selected Companies Analysis

Cassel Salpeter considered certain financial data for Pangaea and selected companies with publicly traded equity securities Cassel Salpeter deemed relevant. The selected companies were selected because they were deemed to be similar to Pangaea in one or more respects including, the nature of their business, size, and financial performance. Because companies are not identical or necessarily directly comparable to one another, identification of companies for use in a selected companies analysis involves the exercise of qualitative judgment. While Cassel Salpeter had access to the list of comparable companies prepared by Quartet’s management, Cassel Salpeter exercised its own professional judgment and took into account its experience as investment bankers to prepare independently a list of companies that Cassel Salpeter deemed similar to Pangaea in one or more respects for purposes of its analyses and opinion. The selected companies with publicly traded equity securities were:

•	Diana Shipping Inc.
•	Golden Ocean Group Ltd.
•	Safe Bulkers, Inc.
•	Star Bulk Carriers Corp.

•	Paragon Shipping Inc.
•	CH Robinson Worldwide Inc.
•	Expeditors International of Washington
•	Hub Group Inc.
•	XPO Logistics, Inc.
•	UTi Worldwide Inc.
•	Echo Global Logistics, Inc.

The financial data reviewed included:

•	Share price as multiple of last twelve months earnings per share for 2013, or “LTM EPS.”
•	Share price as multiple of projected earnings per share for 2014, or “2014P EPS.”
•	Share price as multiple of projected earnings per share for 2015, or “2015P EPS.”

Cassel Salpeter calculated the following per share equity value multiples with respect to the selected companies:

Equity Value Per Share Multiple of	High	Mean	Median	Low
LTM EPS	33.9x	21.0x	22.5x	8.6x
2014 P EPS	27.4x	20.6x	21.0x	12.0x
2015 P EPS	21.9x	15.0x	17.9x	6.7x

Cassel Salpeter applied multiple ranges based on the selected companies analysis to corresponding financial data for Pangaea based on Pangaea’s internal 2013 financial statements and the Pangaea Projections. Cassel Salpeter applied multiples of 14.0x to 16.0x to Pangaea management’s estimate of 2013E net income, 14.0x to 16.0x to Pangaea management’s estimate of 2014P net income, and 12.0x to 14.0x to Pangaea management’s estimate of 2015P net income, which resulted in an implied equity value reference range of $337,900,000 to $389,500,000 for Pangaea, as compared to the implied value of the merger consideration to be paid in the transaction merger of $300,000,000 to $375,000,000.

None of the selected companies have characteristics identical to Pangaea. An analysis of selected publicly traded companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed.

Other Matters Relating to Cassel Salpeter’s Opinion

As part of its investment banking business, Cassel Salpeter regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements and other purposes. Cassel Salpeter is a recognized investment banking firm that has substantial experience in providing financial advice in connection with mergers, acquisitions, sales of companies, businesses and other assets and other transactions. Cassel Salpeter received a fee of $75,000 from Quartet for rendering its opinion, no portion of which was contingent upon the completion of the mergers. In addition, Quartet agreed to reimburse Cassel Salpeter for certain expenses incurred by it in connection with its engagement and to indemnify Cassel Salpeter and its related parties for certain liabilities that may arise out of its engagement or the rendering of its opinion. Cassel Salpeter in the past provided investment banking or other financial services to affiliates of Quartet for which Cassel Salpeter received compensation, including Trio, a blank check company that Messrs. Rosenfeld and Sgro were directors of. In December 2012, Cassel Salpeter was engaged by Trio in connection with its proposed business combination with SAExploration Holdings, Inc. (“SAE”) pursuant to which Cassel Salpeter acted as financial advisor to the board of directors of Trio. Cassel Salpeter received a fee of $75,000 from Trio for these services. In accordance with Cassel Salpeter’s policies and procedures, a fairness committee of Cassel Salpeter was not required to, and did not, approve the issuance of Cassel Salpeter’s opinion.

Material Federal Income Tax Consequences of the Mergers to Quartet and Its Securityholders

The following section is the opinion of Graubard Miller, counsel to Quartet, regarding material United States federal income tax consequences of the merger to holders of Quartet common stock. This discussion addresses only those Quartet security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;
•	investors in pass-through entities;
•	tax-exempt organizations;
•	dealers in securities or currencies;
•	traders in securities that elect to use a mark to market method of accounting;
•	persons that hold Quartet common stock as part of a straddle, hedge, constructive sale or conversion transaction; and
•	persons who are not citizens or residents of the U.S.

The Graubard Miller opinion is based upon the Code, applicable treasury regulations thereunder, published rulings and court decisions, all as currently in effect as of the date of its opinion, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

Neither Quartet nor Pangaea intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the merger.

The redomestication merger has been structured to qualify as a reorganization under the Code. It is the opinion of Graubard Miller that the redomestication merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, and pursuant to Section 367(a) of the Code and Treasury Regulations Sections 1.367(a)-3(c), will not result in the recognition of gain or loss by any holder of Quartet common stock owning less than 5% of the shares of Holdco following the redomestication merger or any holder of Quartet common stock owning 5% or more of the shares of Holdco following the redomestication merger if such stockholder files a gain recognition agreement, as further described below.

The U.S. federal tax basis of the shares of Holdco received by the holder of Quartet common stock in the redomestication merger will be the same as the adjusted tax basis of the Quartet common stock surrendered in exchange therefore. The holding period of the shares of Holdco received in the redomestication merger by a holder of Quartet common stock will include the period during which such Quartet common stock was held as a capital asset on the date of the merger.

A holder of Quartet common stock who owns 5% or more of the common shares of Holdco will recognize gain upon the exchange of such stockholder’s common stock in Quartet for common shares of Holdco, unless such stockholder files a gain recognition agreement with the stockholder’s income tax return for the taxable year that includes the date of the redomestication merger. Gain is measured by the difference between the fair market value of the common shares of Holdco received and the tax basis of that stockholder’s shares of Quartet common stock. The gain recognition agreement requires, among other things, the 5% or more Holdco shareholder:

•	to waive the statute of limitations on a Form 8838,
•	to file a statement with his or her income tax return for each of the five full taxable years following the year of the merger certifying that a taxable disposition of substantially all of the assets of Holdco has not occurred; and
•	if such a disposition has occurred, to include in income the previously unrecognized gain on the conversion of the shares and pay interest on any resulting tax.

Quartet stockholders required to file gain recognition agreements as described above are strongly encouraged to consult their own tax advisors regarding the specific information to be included in such agreements, and the requirements for recognizing gain with respect to the Quartet securities.

The foregoing U.S. federal income tax consequences are not materially affected by the changes made to the Code by the American Jobs Creation Act of 2004 (Code Section 7874) in the treatment of domestic business entities which expatriate from the United States to a foreign jurisdiction. These new provisions generally apply to the direct or indirect acquisition of substantially all of the properties of a domestic enterprise by a foreign corporation if there is at least 60% or 80% continuing share ownership in the successor foreign entity by the former stockholders of the U.S. corporation and substantial business activities are not conducted in the jurisdiction in which such successor is created or organized. Under the terms of the merger agreement, immediately following the mergers, the current holders of Quartet will own less than 60% of the then outstanding common shares and purchase options of Holdco. As a result, Holdco will be respected as a foreign corporation for U.S. income tax purposes and will not be classified as an expatriated entity.

As Quartet’s assets consist primarily, if not solely, of cash, Quartet should not incur any material amount of U.S. federal income or other tax as a result of the redomestication merger. No gain or loss will be recognized by Quartet on the transfer of its cash assets to Holdco in the redomestication merger. An evaluation will be made prior to the closing of the redomestication merger to establish whether Quartet has any intangible assets with respect to which it would be required to recognize gain in connection with the redomestication merger. If there are any such intangible assets, it is not expected that they are of substantial value or that any material U.S. federal income tax will be incurred. The IRS may not agree with this conclusion. In such an event, there may be a significant tax obligations for Holdco, the surviving company, to pay based on the value of Quartet’s appreciated assets at the time of the mergers.

For a discussion of the material Bermuda and United States federal income tax considerations relevant to a holder of Holdco’s common shares following consummation of the business combination, see the section titled “Business of Pangaea — Tax Considerations.”

The conclusions expressed above are based on current law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions.

It is also the opinion of Graubard Miller that a stockholder of Quartet who exercises conversion rights and effects a termination of the stockholder’s interest in Quartet will be required to recognize gain or loss upon the exchange of that stockholder’s shares of common stock and purchase options of Quartet for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Quartet common stock and purchase options. This gain or loss will be a capital gain or loss if such shares or purchase options were held as a capital asset on the date of the merger and will be a long-term capital gain or loss if the holding period for the share of Quartet common stock and purchase options is more than one year. The tax opinion issued to Quartet by Graubard Miller, its counsel, is attached to this proxy statement/prospectus as Annex D. Graubard Miller has consented to the use of its opinion in this proxy statement/prospectus.

This discussion is intended to provide only a summary of the material United States federal income tax consequences of the merger. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local or foreign income or other tax consequences to you of the mergers.

Anticipated Accounting Treatment

The mergers will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the securityholders of Pangaea will own at least 50.1% of the outstanding common shares of Holdco immediately following the completion of the mergers, will have its current officers assuming all corporate and day-to-day management offices of Holdco, including chief executive officer and chief financial officer, and will have the sole right to appoint six of the eight directors to the board. Accordingly, Pangaea will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Pangaea. Accordingly, the assets and liabilities and the historical operations that will be reflected in the Holdco financial statements after consummation of the mergers will be those of Pangaea and will be recorded at the historical cost basis of Pangaea. Quartet’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Pangaea upon consummation of the mergers.

Regulatory Matters

Pursuant to the HSR Act, on June 11, 2014, Quartet and Pangaea filed notification and report forms with the Federal Trade Commission and the Antitrust Division of the Department of Justice in connection with the mergers. On June 20, 2014, Quartet and Pangaea received notice from the Federal Trade Commission that early termination of the waiting period under the HSR Act was granted in connection with the proposed mergers. The mergers and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, except for filings with the State of Delaware and Bermuda necessary to effectuate the mergers.

Required Vote

The approval of the merger proposal, the incentive compensation plan proposal and charter proposals will require the affirmative vote of the holders of a majority of the then outstanding shares of Quartet common stock present and entitled to vote at the meeting to approve the respective proposal. Additionally, the mergers will not be consummated if the holders of more than 9,169,603 of the public shares properly demand that Quartet convert their public shares into their pro rata share of the trust account.

The approval of the merger proposal is a condition to the consummation of the merger. If the merger proposal is not approved, the other proposals (except an adjournment proposal, as described below) will not be presented to the stockholders for a vote.

THE QUARTET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE QUARTET STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

THE MERGER AGREEMENT

For a discussion of the merger structure, merger consideration and indemnification provisions of the merger agreement, see the section entitled “The Merger Proposal.” Such discussion and the following summary of other material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the mergers.

Closing and Effective Time of the Mergers

The closing of the mergers will take place on the third business day following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to the Closing of the Mergers,” unless Quartet and Pangaea agree in writing to another time. The mergers are expected to be consummated as soon as practicable after the special meeting of Quartet’s stockholders described in this proxy statement/prospectus.

Representations and Warranties

Except as limited below, the merger agreement contains representations and warranties of each of Quartet, Holdco, Merger Sub and Pangaea generally relating, among other things, to:

•	proper organization and similar corporate matters;
•	subsidiaries;
•	capital structure of each company;
•	the authorization, performance and enforceability of the merger agreement;
•	required filings and consents and absence of conflicts;
•	compliance with laws and other legal requirements;
•	financial information;
•	absence of undisclosed liabilities;
•	absence of certain changes or events;
•	litigation;
•	employee benefit plans;
•	labor matters;
•	restrictions on business activities;
•	real property, leases and personal property;
•	vessels;
•	maritime matters;
•	taxes;
•	environmental matters;
•	brokerage and similar fees;
•	intellectual property;
•	contracts and commitments;
•	insurance;
•	licenses and permits;
•	interested party transactions;

•	indebtedness;
•	in the case of Quartet, listing or quotation of its securities;
•	board approval;
•	stockholder approval;
•	absence of illegal or improper transactions; and
•	in the case of Quartet, amount of funds in the trust account and execution of the Founding Shareholder Agreements.

Covenants

Quartet and Pangaea have each agreed to take such actions as are necessary, proper or advisable to consummate the mergers. Each of them has also agreed to continue to operate their respective businesses in the ordinary course consistent with past practices prior to the closing and not to take the following actions, among others, except as permitted by the agreement, without the prior written consent of the other party:

•	waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;
•	transfer or license to any person or otherwise extend, amend or modify any material rights to any intellectual property or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event will either party license on an exclusive basis or sell any of its intellectual property;
•	grant any severance or termination pay to any officer or employee outside the ordinary course of business except pursuant to applicable law, written agreements outstanding, or policies currently existing and disclosed to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement;
•	declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;
•	purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Pangaea, its subsidiaries or Quartet;
•	issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;
•	amend its charter documents;
•	acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

•	sell, lease, license, encumber or otherwise dispose of any properties or assets, except (i) sales of inventory and property, plant and equipment in the ordinary course of business consistent with past practice, and (ii) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;
•	except in the ordinary course of business, consistent with past practice, incur any indebtedness for borrowed money or guarantee any such indebtedness of another person or persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Quartet, Pangaea or any of Pangaea’s subsidiaries, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;
•	except in the ordinary course of business, consistent with past practice, adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;
•	pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of the merger agreement) other than the payment, discharge, settlement or satisfaction of claims, obligations or litigations in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities previously disclosed in financial statements provided to the other party in connection with the merger agreement, or incurred since the date of such financial statements;
•	waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which it is a party or of which it is a beneficiary;
•	except in the ordinary course of business consistent with past practices, modify, amend or terminate any material contract, or waive, delay the exercise of, release or assign any material rights or claims thereunder;
•	except as required by GAAP or as disclosed to the other party prior to signing the merger agreement, revalue any of its assets or make any change in accounting methods, principles or practices;
•	except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $7,500,000 in any 12 month period;
•	settle any material litigation where an officer, director or stockholder is a party or the consideration is other than monetary except in the ordinary course of business consistent with past practices;
•	make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice;
•	make capital expenditures in excess of $10,000,000 in the aggregate;
•	make or omit to take any action which would be reasonably anticipated to have a material adverse effect;

•	enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates other than the payment of salary and benefits in the ordinary course of business consistent with prior practice or, in the case of Quartet, advancement or reimbursement of expenses in connection with Quartet’s search for a business combination; or
•	agree in writing or otherwise agree, commit or resolve to take any of the foregoing actions.

The merger agreement also contains additional covenants of the parties, including covenants providing for:

•	Quartet and Holdco to prepare and file this proxy statement/prospectus, to be used for the purpose of soliciting proxies from the Quartet stockholders for the matters to be acted upon at the special meeting;
•	the appointment of certain directors of Holdco;
•	the parties to prepare and file, as promptly after the date of the merger agreement as practicable, the notification required under the HSR Act in connection with the merger and to promptly and in good faith respond to all information requests of the Federal Trade Commission and the Department of Justice;
•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information. See the section entitled “The Merger Agreement — Confidentiality; Access to Information”;
•	the parties to use commercially reasonable efforts to do all things necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the merger agreement, including obtaining all necessary approvals from governmental agencies and other third parties;
•	Pangaea’s and its affiliates to waive their rights to make claims against Quartet to collect from the trust account any monies that may be owed to them by Quartet (except in certain limited exceptions);
•	the parties to use commercially reasonable best efforts to obtain the listing for trading on the NYSE or Nasdaq of the Holdco common shares. If such listing is not obtained by the closing, the parties shall continue to use their best efforts after the closing to obtain such listing;
•	the parties not to solicit or enter into discussions or transactions with any third party regarding any merger, sale of ownership interests or assets of the other party;
•	Holdco to maintain tail directors’ and officers’ liability insurance policies for a period of six years following the merger;
•	The Signing Holders to repay any amounts owed by them to Pangaea, cause any guaranty made by Pangaea for the benefit of the Signing Holders to be terminated and cease to own any direct interest in any Pangaea subsidiary;
•	Pangaea to provide periodic financial information to Quartet through the closing;
•	Quartet to cause the trust account to be distributed immediately upon consummation of the mergers and to pay all liabilities and obligations of Quartet due or incurred at or prior to the date of closing, including (i) payment to the holders of public shares who elect to convert their shares into cash, (ii) payment of Quartet’s income and other tax obligations, (iii) repayment of loans and reimbursement of expenses to directors and officers of Quartet, and (iv) payment of transaction costs of Quartet; and
•	Holdco to create a stock incentive plan and allocate to the plan a number of shares equal to 4% of the Holdco common shares outstanding immediately after the closing.

Conditions to Closing of the Merger

General Conditions

Both Quartet’s and Pangaea’s obligations to consummate the transactions contemplated by the merger agreement are conditioned upon, among other things:

•	the merger proposal having been duly approved and adopted by the Quartet stockholders by the requisite vote under the laws of Delaware and Quartet’s amended and restated certificate of incorporation;
•	holders of no more than 9,169,603 of the public shares having exercised their right to convert their public shares into cash;
•	confirmation from NYSE or Nasdaq that Holdco meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders; and
•	the proxy statement/prospectus being declared effective.

In addition, each of Quartet’s and Pangaea’s obligations to consummate the transactions contemplated by the merger agreement are conditioned upon, among other things:

•	the representations and warranties of the other party being true and correct as of the date of the merger agreement and on and as of the closing and the other party having performed or complied with all agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing (except to the extent that any failure to perform or comply is not willful and does not constitute a material adverse effect), and each of Quartet and Pangaea having received a certificate with respect to the foregoing from the other party; and
•	all necessary consents, waivers and approvals required to be obtained by the other party in connection with the merger having been received, other than consents, waivers and approvals the absence of which could not reasonably be expected to have a material adverse effect.

Pangaea’s Conditions to Closing

The obligations of Pangaea to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there having occurred no material adverse effect with respect to Quartet since the date of the merger agreement;
•	the registration rights agreement and Founding Shareholder Agreements have been executed by the parties;
•	Quartet having made appropriate arrangements to have the funds in the trust account disbursed to Holdco upon closing of the mergers; and
•	receipt by Pangaea of opinions of Quartet’s US and Bermuda counsel in agreed form.

Quartet’s, Holdco’s and Merger Sub’s Conditions to Closing

The obligations of Quartet, Holdco and Merger Sub to consummate the transactions contemplated by the merger agreement also are conditioned upon each of the following, among other things:

•	there having occurred no material adverse effect with respect to Pangaea since the date of the merger agreement;
•	certain individuals shall be appointed to the board of directors of Holdco;
•	the lockup agreements have been executed by the parties;

•	receipt by Quartet of opinions of Pangaea’s US and Bermuda counsel in agreed form; and
•	(i) all outstanding indebtedness owned by any insider of Pangaea shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Pangaea has guaranteed the payment or performance of any obligations of any Pangaea insider to a third party shall have been terminated; and (iii) no Pangaea insider shall own any direct equity interests in any subsidiary of Pangaea.

Waiver

If permitted under applicable law, either Pangaea or Quartet may, in writing, waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement, and waive compliance with any agreements or conditions for the benefit of itself contained in the merger agreement or in any document delivered pursuant to the merger agreement. The conditions applicable to both Quartet and Pangaea’s obligations may only be waived by mutual agreement of both parties. The condition that holders of no more than 9,169,603 of the public shares exercise their right to convert their public shares into a pro-rata portion of the trust account may not be waived. Quartet cannot assure you that all of the conditions will be satisfied or waived.

At any time prior to the closing, either Pangaea or Quartet may, in writing, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement.

The existence of the financial and personal interests of the directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for Quartet and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation.

Termination

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written agreement of Quartet and Pangaea;
•	by either Quartet or Pangaea if the mergers are not consummated on or before September 30, 2014, provided that such termination is not available to a party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to be consummated before such date and such action or failure to act is a breach of the merger agreement;
•	by either Quartet or Pangaea if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;
•	by either Quartet or Pangaea if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within fifteen days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;
•	by either Quartet or Pangaea if the mergers shall fail to be approved by holders of Quartet’s public shares or the holders of more than 9,169,603 of Quartet’s public shares shall exercise conversion rights;
•	by Pangaea if the Quartet board changes its recommendation that Quartet’s stockholders vote in favor of the merger proposal or Quartet breaches any of its obligations to seek to promptly close the transaction; or
•	by Pangaea if immediately prior to the mergers Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the mergers.

Effect of Termination

In the event of proper termination by either Quartet or Pangaea, the merger agreement will be of no further force or effect and the merger will be abandoned, except that:

•	the parties’ confidentiality obligations set forth in the merger agreement will survive. See the section entitled “The Merger Agreement — Confidentiality; Access to Information”;
•	the waiver by Pangaea and its affiliates of their rights to make claims against Quartet to collect from the trust account any monies that may be owed to them by Quartet will survive;
•	each party’s liability for breach of the merger agreement will survive; and
•	the obligation of each party to pay fees and expenses incurred by such party in connection with the merger agreement will survive. See the section entitled “The Merger Agreement — Fees and Expenses.”

Fees and Expenses

All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the mergers are consummated. Any fee or expense in excess of $25,000 incurred by either party in connection with the merger agreement and the transactions contemplated thereby will be subject to the approval of the other party, such approval not to be unreasonably withheld, delayed or conditioned.

Confidentiality; Access to Information

Quartet and Pangaea will afford to the other party and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel during the period prior to the closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel, as each party may reasonably request. Quartet and Pangaea will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the merger agreement.

Amendments

The merger agreement may be amended by the parties thereto at any time prior to the closing of the mergers by execution of an instrument in writing signed on behalf of each of the parties. After the closing, the agreement may be amended only with the consent of Gregory Monahan, the representative of the Quartet stockholders, to act on behalf of Quartet.

Governing Law; Consent to Jurisdiction

The merger agreement is governed by and construed in accordance with the law of the state of Delaware, regardless of the law that might otherwise govern under applicable principles of the conflicts of laws of Delaware. With respect to disputes related to the merger agreement, each party irrevocably submits to the exclusive jurisdiction of any federal or state court located in the county of New York in the state of New York or the county of Wilmington in the state of Delaware in respect of any action, suit or proceeding arising in connection with the merger agreement, and agrees that any action, suit or proceeding may be brought only in such court.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Quartet is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the mergers.

The following unaudited pro forma condensed combined balance sheet combines the unaudited consolidated historical balance sheet of Pangaea as of March 31, 2014 with the unaudited historical balance sheet of Quartet as of March 31, 2014, giving effect to the mergers as if they had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the three months ended March 31, 2014 combines the unaudited historical consolidated statement of income of Pangaea for the three months ended March 31, 2014 with the unaudited historical statement of operations of Quartet for the three months ended March 31, 2014, giving effect to the mergers as if they had been consummated as of January 1, 2013.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2013 combines the audited historical consolidated statement of income of Pangaea for the year ended December 31, 2013 with the audited historical statement of operations of Quartet for the year ended December 31, 2013, giving effect to the mergers as if they had been consummated on January 1, 2013.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the mergers, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the mergers.

The historical financial information of Pangaea was derived from the unaudited consolidated financial statements of Pangaea for the three months ended March 31, 2014 and audited consolidated financial statements of Pangaea for the year ended December 31, 2013 included elsewhere in this proxy statement/prospectus. The historical financial information of Quartet was derived from the unaudited financial statements of Quartet for the three months ended March 31, 2014 and audited financial statements of Quartet for the year ended December 31, 2013 included elsewhere in this proxy statement/prospectus. This information should be read together with Pangaea’s and Quartet’s audited financial statements and related notes, “Pangaea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Other Information Related to Quartet — Quartet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Pangaea and Quartet have not had any historical relationship prior to the mergers. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

In the transaction merger, the Pangaea securityholders will receive in the aggregate 29,411,765 Holdco shares (assuming they forego the right to receive the $10 million cash component of the merger consideration) at the closing of the transaction merger. As a result of the mergers, assuming that no stockholders of Quartet elect to convert their shares into cash as permitted by Quartet’s amended and restated certificate of incorporation, the Pangaea securityholders will own approximately 68.2% of the Holdco shares to be outstanding immediately after the mergers, and the Quartet stockholders will own approximately 31.8% of Holdco’s outstanding shares. If 9,169,603 of the public shares are converted into cash, and in the unlikely event the mergers are consummated, the Pangaea securityholders will own approximately 92.0% and the Quartet stockholders will own approximately 8.0% of the Holdco shares to be outstanding immediately after the mergers.

Additionally, the merger agreement provides for the Pangaea securityholders to receive up to 7,352,941 net income shares, contingent upon Pangaea attaining specified net income targets in the fiscal years ending December 31, 2014, 2015, and 2016. The following table sets forth the targets and the contingent shares issuable to the Pangaea securityholders:

	Contingent Payment Schedule
	Net Income Target	Contingent Shares
Fiscal year ending December 31, 2014	$27,300,000	3,431,373
Fiscal year ending December 31, 2015	$34,000,000	1,960,784
Fiscal year ending December 31, 2016	$41,000,000	1,960,784
Total	$102,300,000	7,352,941

Irrespective of whether Pangaea meets any of the net income targets set forth above in the applicable fiscal year, in the event that Pangaea has cumulative net income of $102,300,000 or more for any of the one, two, or three-year periods beginning on January 1, 2014, Holdco shall issue to the Pangaea securityholders in aggregate 7,352,941 shares

For purposes of these net income shares, net income is defined in the merger agreement to mean Pangaea’s net income, as determined in accordance with U.S. GAAP, including any net income attributable to acquisitions of vessels and any interests of Seamar Management S.A., Nordic Bulk Holding ApS or Nordic Bulk Holding Company Ltd., or any subsidiaries thereof by Pangaea or any of its subsidiaries following the closing date, and excluding any non-recurring or extraordinary expenses of Pangaea or any of its subsidiaries, such as any expenses incurred in connection with the mergers, or Quartet expenses incurred prior to the closing that are included in Holdco’s 2014 income statement.

Quartet and Pangaea plan to complete the mergers promptly after the special meeting, provided that the public holders of no more than 9,169,603 public shares elect conversion of their shares into cash and other conditions specified in the merger agreement have been satisfied or waived.

The mergers will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the securityholders of Pangaea will own at least 50.1% of the outstanding common shares of Holdco immediately following the completion of the mergers, will have its current officers assuming all corporate and day-to-day management offices of Holdco, including chief executive officer and chief financial officer, and will have the sole right to appoint six of the eight directors to the board. Accordingly, Pangaea will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Pangaea. As a result, the assets and liabilities and the historical operations that will be reflected in the Holdco financial statements after consummation of the mergers will be those of Pangaea and will be recorded at the historical cost basis of Pangaea. Quartet’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Pangaea upon consummation of the mergers.

Quartet cannot predict how many of its public stockholders will elect to convert their stock to cash. As a result it has elected to provide pro forma financial statements under four different assumptions which produce significant differences in cash and stockholders equity. The actual results are likely to be in between the results shown, but there can be no assurance that will be the case. Pursuant to the merger agreement, either Quartet or Pangaea may terminate the merger agreement if holders of more than 9,169,603 public shares seek conversion of such shares. Additionally, Pangaea may terminate the merger agreement if, immediately prior to the mergers, Quartet does not have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the transactions contemplated by the merger agreement (this termination right would be triggered if more than approximately 7,209,020 shares were converted). Further, under the merger agreement, the Pangaea securityholders will receive: (i) $10,000,000 in cash or alternatively, at the option of the holders, an additional 980,392 common shares, provided that the holders have elected to receive only the 980,392 additional common shares of Holdco and to receive no cash if the proceeds remaining in the trust account, after giving effect to payments of amounts that Quartet will be required to pay holders of Quartet common stock who elect to have their shares converted into cash upon consummation of the mergers, will be less than $25,000,000, and (ii) an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as previously described. Accordingly, separate pro forma information has been presented assuming the following circumstances and that the Pangaea securityholders elect to receive 29,411,765 common shares of Holdco and no portion of the cash consideration: (1) holders of 9,169,603 shares of the Quartet common stock elect to have their shares converted into cash upon the consummation of the merger at the conversion price of $10.20 per share (referred to as “maximum conversions and stock consideration” in the table below); (2) holders of 7,209,020 shares of the Quartet common stock elect to have their shares converted upon the consummation of the merger at the conversion price of $10.20 per share, to provide gross proceeds of approximately $25.0 million from the trust account, such that Pangaea does not have a contractual right to terminate the merger agreement (referred to as “conversions needed to avoid termination and stock consideration” in the table below); and (3) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the merger (referred to as “no conversions and stock consideration” in the table below). Further, separate pro forma information has been presented assuming the following circumstances and that certain of the Pangaea securityholders elect to receive 28,431,373 common shares of Holdco and $10,000,000 in cash, and (4) no holders of Quartet common stock exercise their right to have their shares converted upon the consummation of the mergers (referred to as “no conversions and stock and cash consideration” in the table below). The actual results will be in between the scenarios shown but there can be no assurance as to the actual amount of the dividend.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 29,411,765 Holdco shares and 28,431,373 Holdco shares to be issued to Pangaea securityholders in exchange for their Pangaea securities assuming election to receive no cash consideration and election to receive $10,000,000 of cash consideration, respectively.

Quartet Holdco Ltd.
(formerly Quartet Merger Corp.)
Pro Forma Condensed Combined Balance Sheet
As of March 31, 2014
(Unaudited)

	Quartet Merger Corp. Historical, Unaudited	Pangaea Logistics Solutions Ltd. Historical, Unaudited	Adjustments for Merger and Maximum Conversions and Stock Consideration		(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	Adjustments for Conversions Needed to Avoid Termination and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	Adjustments for Assuming No Conversions and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	Adjustments for Assuming No Conversions and Stock and Cash Consideration		(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
		(In thousands)
Assets
Current Assets
Cash and cash equivalents	402	23,365	5,033(a)		19,731	19,967(f)	39,698	73,525(g)	113,223	(10,000	)(h)	103,223
			(9,000	)(b)
			(69	)(a)
Restricted cash		500			500		500		500			500
Accounts receivable		23,716			23,716		23,716		23,716			23,716
Other receivables		668			668		668		668			668
Bunker inventory		20,192			20,192		20,192		20,192			20,192
Advance hire, prepaid expenses and other current assets	49	10,074	15(a)		10,137		10,137		10,137			10,137
Vessels held for sale, net		19,332			19,332		19,332		19,332			19,332
Total current assets	451	97,848			94,277		114,244		187,769			177,769
Fixed assets, net		191,566			191,566		191,566		191,566			191,566
Investment in newbuildings in-process		31,964			31,964		31,964		31,964			31,964
Cash and cash equivalents held in trust	98,525		(98,525	)(a)	—		—		—			—
Other noncurrent assets	15	1,372	(15	)(a)	1,372		1,372		1,372			1,372
Total assets	98,990	322,750			319,180		339,147		412,671			402,671
Liabilities, convertible redeemable preferred stock and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	69	30,291	(69	)(a)	30,291		30,291		30,291			30,291
Related party debt		7,453			7,453		7,453		7,453			7,453
Deferred revenue		6,447			6,447		6,447		6,447			6,447
Current portion long-term debt		29,194			29,194		29,194		29,194			29,194
Line of credit		3,000			3,000		3,000		3,000			3,000
Dividend payable		24,860	(12,120	)(c)	12,739		12,739		12,739			12,739
Other current liabilities		655			655		655		655			655
Total current liabilities	69	101,900			89,780		89,780		89,780			89,780
Secured long-term debt		79,474			79,474		79,474		79,474			79,474

See notes to pro forma condensed combined financial statements

	Quartet Merger Corp. Historical, Unaudited	Pangaea Logistics Solutions Ltd. Historical, Unaudited	Adjustments for Merger and Maximum Conversions and Stock Consideration		(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	Adjustments for Conversions Needed to Avoid Termination and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	Adjustments for Assuming No Conversions and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	Adjustments for Assuming No Conversions and Stock and Cash Consideration		(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
		(In thousands)
Related party long-term debt, net		17,627			17,627		17,627		17,627			17,627
Other non-current liabilities		—			—		—		—			—
Common Stock, subject to possible conversion	93,492		(93,492	)(a)
Convertible redeemable preferred stock, net of issuance costs	—	103,236	(103,236	)(c)	—		—		—			—
Stockholders' equity:
Common stock	0	87	111(c)		3	1(f)	4	—(g)	4	—(h)		4
			(87	)(d)
			(111	)(d)
			3(d)
Additional paid-in capital	5,608	—	(9,000	)(b)	111,870	19,966(f)	131,836	73,525(g)	205,361	(10,000	)(h)	195,361
			115,246(c)
			195(d)
			—
			(179	)(e)
Accumulated deficit	(179)	(1,123)	179(a)		(1,123)		(1,123)		(1,123)			(1,123)
Total Pangaea Logistics Solutions Ltd. equity	5,429	(1,036)			110,750		130,718		204,242			194,242
Non-controlling interest	—	21,548			21,548		21,548		21,548			21,548
Total stockholders' equity	5,429	20,512			132,298		152,266		225,790			215,790
Total liabilities, convertible redeemable preferred stock and stockholders' equity	98,990	322,750			319,180		339,147		412,671			402,671

See notes to pro forma condensed combined financial statements

Note: Figures may not foot due to rounding.

(a)	Cash and cash equivalents amount of $5.0 million was determined by reducing the cash and cash equivalents held in trust of $98.5 million by the cash conversion payment of $93.5 million (9,169,603 of the Quartet public shares electing cash conversion at approximately $10.20 per share), and the payment of Quartet’s historical accrued liabilities balance of approximately $69,000. In addition, long-term prepaid expenses of approximately $15,000 are reclassified to current assets.
(b)	The effects of an estimated $9.0 million of incremental transaction costs associated with the merger.
(c)	The conversion of Pangaea's preferred stock of $103.2 million and accumulated unpaid accrued preferred dividends of $12.1 million into 104,143 shares of Pangaea's common stock.
(d)	Reclassification of Pangaea's common stock and issuance of Quartet Holdco ordinary shares at par value of $0.0001.
(e)	Reclassification of Quartet's accumulated deficit to additional paid-in capital.
(f)	Cash and Cash Equivalents reflecting 7,209,020 Quartet public shares electing cash conversion (or $73.5 million at approximately $10.20 per share), resulting in net proceeds of $15.9 million (gross proceeds of $25.0 million less transaction costs of $9.0 million and accrued liabilities of $69,000), inclusive of the Cash and Cash Equivalents from note (a).
(g)	Cash and Cash Equivalents and Common Stock of $73.5 million (in addition to the proceeds in notes (a) and (g)), contributed to the merger if none of the Quartet public shares are converted.
(h)	The effects of certain of Pangaea securityholders electing to receive $10.0 million in cash.

Quartet Holdco Ltd.
(formerly Quartet Merger Corp.)
Pro Forma Condensed Combined Income Statement
For the Three Months Ended March 31, 2014
(Unaudited)

	Quartet Merger Corp. Historical, Unaudited	Pangaea Logistics Solutions Ltd. Historical, Unaudited	Adjustments for Merger and Maximum Conversions and Stock Consideration	(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	Adjustments for Conversions Needed to Avoid Termination and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	Adjustments for Assuming No Conversions and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	Adjustments for Assuming No Conversions and Stock and Cash Consideration	(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
		(In thousands, except share and per share information)
Revenues:
Voyage revenue		91,560		91,560		91,560		91,560		91,560
Charter revenue		22,653		22,653		22,653		22,653		22,653
Total revenues	—	114,213	—	114,213	—	114,213	—	114,213	—	114,213
Expenses:
Voyage expense		52,542		52,542		52,542		52,542		52,542
Charter expense		39,563		39,563		39,563		39,563		39,563
Vessel operating expenses		6,919		6,919		6,919		6,919		6,919
General and administrative	136	2,576		2,712		2,712		2,712		2,712
Depreciation and amortization		2,552		2,552		2,552		2,552		2,552
Total expenses	136	104,153	—	104,289	—	104,289	—	104,289	—	104,289
Income from operations	(136)	10,060	—	9,924	—	9,924	—	9,924	—	9,924
Other income (expense):
Interest expense		(1,516)		(1,516)		(1,516)		(1,516)		(1,516)
Interest expense related party debt		(42)		(42)		(42)		(42)		(42)
Imputed interest on related party long-term debt		(323)		(323)		(323)		(323)		(323)
Unrealized gain on derivative instruments		(372)		(372)		(372)		(372)		(372)
Other income	22	(150)		(128)		(128)		(128)		(128)
Total other expense, net	22	(2,403)	—	(2,381)	—	(2,381)	—	(2,381)	—	(2,381)
Net income	(114)	7,657	—	7,543	—	7,543	—	7,543	—	7,543
Income attributable to non-controlling interests	—	(1,064)		(1,064)		(1,064)		(1,064)		(1,064)
Net income attributable to Pangaea Logistics Solutions Ltd.	(114)	6,593	—	6,479	—	6,479	—	6,479	—	6,479
Weighted Average Shares Outstanding — Basic and Diluted	3,513,522			33,952,099		35,912,683		43,121,702		42,141,310
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted, for the three months ended March 31, 2014	(0.03)			0.19		0.18		0.15		0.15
Shares Outstanding as of March 31, 2014	3,513,522			33,952,099		35,912,683		43,121,702		42,141,310
Book Value Per Share or Pro Forma Book Value Per Share as of March 31, 2014	1.55			3.90		4.24		5.24		5.12

See notes to pro forma condensed combined financial statements

Quartet Holdco Ltd.
(formerly Quartet Merger Corp.)
Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2013
(Unaudited)

	Quartet Merger Corp. Historical	Pangaea Logistics Solutions Ltd. Historical	Adjustments for Merger and Maximum Conversions and Stock Consideration	(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	Adjustments for Conversions Needed to Avoid Termination and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	Adjustments for Assuming No Conversions and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	Adjustments for Assuming No Conversions and Stock and Cash Consideration	(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
		(In thousands, except share and per share information)
Revenues:
Voyage revenue		336,160		336,160		336,160		336,160		336,160
Charter revenue		56,311		56,311		56,311		56,311		56,311
Total revenues	—	392,471	—	392,471	—	392,471	—	392,471	—	392,471
Expenses:
Voyage expense		196,036		196,036		196,036		196,036		196,036
Charter expense		130,880		130,879		130,879		130,879		130,879
Vessel operating expenses		22,958		22,958		22,958		22,958		22,958
General and administrative	77	11,599		11,676		11,676		11,676		11,676
Depreciation and amortization		9,615		9,615		9,615		9,615		9,615
Total expenses	77	371,087	—	371,164	—	371,164	—	371,164	—	371,164
Income from operations	(77)	21,384	—	21,307	—	21,307	—	21,307	—	21,307
Other income (expense):
Interest expense		(5,487)		(5,487)		(5,487)		(5,487)		(5,487)
Interest expense related party debt		(411)		(411)		(411)		(411)		(411)
Imputed interest on related party long-term debt		(1,117)		(1,117)		(1,117)		(1,117)		(1,117)
Unrealized gain on derivative instruments		1,101		1,101		1,101		1,101		1,101
Other income	11	35		46		46		46		46
Income (loss) from unconsolidated entity		10		10		10		10		10
Total other expense, net	11	(5,869)	—	(5,858)	—	(5,858)	—	(5,858)	—	(5,858)
Net income	(66)	15,515	—	15,449	—	15,449	—	15,449	—	15,449
Income attributable to non-controlling interests	—	(62)		(62)		(62)		(62)		(62)
Net income attributable to Pangaea Logistics Solutions Ltd.	(66)	15,452	—	15,387	—	15,387	—	15,387	—	15,387
Weighted Average Shares Outstanding – Basic and Diluted	2,671,441			33,952,099		35,912,683		43,121,702		42,141,310
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted, for the year ended December 31, 2013	(0.02)			0.45		0.43		0.36		0.37
Shares Outstanding as of December 31, 2013	2,671,441			33,952,099		35,912,683		43,121,702		42,141,310
Book Value Per Share or Pro Forma Book Value Per Share as of December 31, 2013	2.07			3.67		4.03		5.06		4.94

See notes to pro forma condensed combined financial statements

(i)	Weighted average common shares outstanding, basic is adjusted to reflect the following:
i.	2,415,000 shares owned by Quartet management (in the separate cases: 1,816,612 cancellation shares; 1,355,299 cancellation shares; 0 cancellation shares; and 0 cancellation shares);
ii.	608,125 shares owned by Quartet insiders;
iii.	1,026,813 shares from the rights exercise;
iv.	29,411,765 shares issued to the holders of Pangaea common stock, on a fully-diluted basis, (in the separate cases: 1,816,612 cancellation shares; 1,355,299 cancellation shares; 0 cancellation shares; and 0 cancellation shares and Pangaea securityholders electing to receive $10.0 million in cash as more fully described in note (h)); and
v.	9,660,000 shares which have been issued to the public (in the separate cases: 9,169,603 shares are converted as more fully described in note (a); 7,209,020 shares are converted in the case necessary to avoid Pangaea's right to terminate the merger agreement as more fully described in note (f); no shares are converted as more fully described in note (g); and no shares are converted and Pangaea securityholders electing to receive $10.0 million in cash as more fully described in note (h)).
(j)	There are no dilutive shares, and thus, the weighted average common shares outstanding, diluted is equal to the weighted average common shares outstanding, basic.

The following table presents information used in the unaudited pro forma condensed combined financial information and the notes thereto, and other supplementary unaudited pro forma condensed combined financial information relevant to each of the scenarios presented that could result in consummation of the merger:

	(1) Proforma Unaudited, Combined Assuming Maximum Conversions and Stock Consideration	(2) Proforma Unaudited, Combined Assuming Conversions Needed to Avoid Termination and Stock Consideration	(3) Proforma Unaudited, Combined Assuming No Conversions and Stock Consideration	(4) Proforma Unaudited, Combined Assuming No Conversions and Stock and Cash Consideration
	(In thousands, except share and per share information)
Quartet public shares electing cash conversion	9,169,603	7,209,020	0	0
Quartet public shares not converted	490,397	2,450,980	9,660,000	9,660,000
Cancellation shares	1,816,612	1,355,299	0	0
Cash and cash equivalents adjustment (proceeds from shares not converted to cash, at approximately $10.20 per share, and any cash consideration)	$5,033	$25,000	$98,525	$88,525
Purchase price consideration to Pangaea securityholders at approximately $10.20 per share and any cash consideration	$318,529	$313,824	$300,000	$300,000
Shares outstanding	33,952,099	35,912,683	43,121,702	42,141,310
Shares owned by Pangaea securityholders	92.0%	85.7%	68.2%	67.5%
Weighted average share calculation, basic and diluted
Pangaea securityholders	31,228,377	30,767,063	29,411,765	28,431,372
Quartet management shares	598,388	1,059,701	2,415,000	2,415,000
Quartet insider shares	608,125	608,125	608,125	608,125
Shares from rights exercise	1,026,813	1,026,813	1,026,813	1,026,813
Quartet public shareholders	490,397	2,450,980	9,660,000	9,660,000
Weighted average shares, basic and diluted	33,952,099	35,912,683	43,121,702	42,141,310
Pro Forma Book Value Per Share calculation
Total shareholders' equity	132,298	152,266	225,790	215,790
Weighted average shares, basic and diluted	33,952,099	35,912,683	43,121,702	42,141,310
Book Value Per Share or Pro Forma Book Value Per Share as of March 31, 2014	3.90	4.24	5.24	5.12

THE CHARTER PROPOSALS

The charter proposals, if approved, will approve the following material differences between the memorandum, bye-laws and certificate of incorporation, as the case may be, of Holdco to be in effect following the mergers and Quartet’s current amended and restated certificate of incorporation:

•	the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”;
•	Holdco will have 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock;
•	Holdco’s corporate existence will be perpetual as opposed to Quartet’s corporate existence which terminates if Quartet is unable to consummate a business combination; and
•	Holdco’s memorandum and amended and restated bye-laws will not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains (Article Sixth).

As noted above, the provisions of Article Sixth of Quartet’s amended and restated certificate of incorporation will not be included in Holdco’s memorandum and amended and restated bye-laws. The provisions of Article Sixth that are proposed to be deleted, by the terms of the preamble (which will also be deleted), apply only during the period that will terminate upon the consummation of the business combination that will be effected by the mergers:

•	Section A requires that Quartet submit such business combination to its stockholders for approval pursuant to the proxy rules promulgated under the Exchange Act.
•	Section B provides that Quartet may consummate a business combination that is submitted to its stockholders for approval only if a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve such business combination are voted for the approval of such business combination.
•	Section C specifies the procedures for exercising conversion rights with respect to public shares.
•	Section D prohibits Quartet from consummating a business combination unless Quartet has net tangible assets of at least $5,000,001 upon consummation of such business combination.
•	Section E provides that, if a business combination is not consummated by May 1, 2015 (or November 1, 2015 if certain extension criteria are satisfied), Quartet will cease all operations except for the purposes of winding up, redeeming 100% of the public shares for cash and, subject to approval of Quartet’s then stockholders and Quartet’s board of directors, dissolving and liquidating.
•	Section F provides when holders of public shares are entitled to receive distributions from the trust account.
•	Section G prohibits Quartet from issuing any shares of common stock, any securities convertible into common stock, or any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the trust account or which vote as a class with the common stock on a business combination, prior to the consummation of a business combination.

In the judgment of Quartet’s board of directors, the charter proposals are desirable for the following reasons:

•	The name of the new public entity is desirable to reflect the transaction with Pangaea.
•	The greater number of authorized number of shares of capital stock is desirable for Holdco to have sufficient shares to issue to the holders of common stock and rights of Quartet and capital stock of Pangaea to complete the mergers and have additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

•	Although the present amended and restated certificate of incorporation provides that Quartet’s corporate existence will terminate if a business combination is not consummated, perpetual existence is the usual period of existence for corporations and Holdco’s board of directors believes it is the most appropriate period for Holdco.
•	The preamble and Article Sixth (other than Section H providing for a classified board) relate to the operation of Quartet as a blank check company prior to the consummation of its initial business combination and would not be applicable to Holdco after consummation of the mergers. Accordingly, they would serve no further purpose.

Notwithstanding the foregoing, authorized but unissued common shares may enable Holdco’s board of directors to render it more difficult or to discourage an attempt to obtain control of Holdco and thereby protect continuity of or entrench its management, which may adversely affect the market price of Holdco’s common shares. If, in the due exercise of its fiduciary obligations, for example, Holdco’s board of directors were to determine that a takeover proposal were not in the best interests of Holdco, such shares could be issued by the board of directors without shareholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares of common stock will, however, enable Holdco to have the flexibility to authorize the issuance of shares in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Holdco currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

If the merger proposal is not approved, the charter proposals will not be presented at the special meeting.

The approval of each charter proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Quartet common stock on the record date.

Under the merger agreement, the approval of the charter proposals is not a condition to the consummation of the mergers. However, because Quartet does not currently have a sufficient number of authorized shares to consummate the mergers, the charter proposals must be approved to effectuate the mergers. Accordingly, the approval of the charter proposals is a condition to the adoption of the merger proposal and vice versa.

A copy of Holdco’s memorandum and amended and restated bye-laws, as it will be in effect assuming approval of all of the charter proposals and upon consummation of the mergers and filing with the Bermuda authorities, is attached to this proxy statement as Annex B.

QUARTET’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE CHARTER PROPOSALS.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

Holdco will be an exempted company organized under the Bermuda Companies Act. Bermuda law and Holdco’s memorandum and amended and restated bye-laws will govern the rights of its shareholders. The Bermuda Companies Act differs in some material respects from laws generally applicable to United States corporations and their stockholders. In addition, the memorandum and amended and restated bye-laws will differ in certain material respects from the certificate of incorporation and by-laws of Quartet. As a result, when you become a shareholder of Holdco, your rights will differ in some regards as compared to when you were a stockholder of Quartet. Below is a summary chart outlining important similarities and differences in the corporate governance and stockholder/shareholder rights associated with each of Quartet and Holdco according to applicable law and/or the organizational documents of Quartet and Holdco. You also should review the memorandum of association and bye-laws of Holdco (as same will be restated and amended immediately prior to the redomestication merger) attached as Annex B to this proxy statement/prospectus, as well as the Delaware corporate law and corporate laws of Bermuda, including the Bermuda Companies Act, to understand how these laws apply to Quartet and Holdco.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Applicable legislation	General Corporation Law of the State of Delaware	The Companies Act 1981
General business restrictions	None.	Certain restrictions on local business operation and local land ownership.
Reporting under the Exchange Act of 1934	Common stock and rights registered under the Exchange Act and company files quarterly, annual and other reports under the Exchange Act.	Common shares registered under the Exchange Act (as the rights of Quartet automatically convert into common shares of Holdco upon consummation of the mergers).
Authorized capital	16 million shares of which 15 million are shares of common stock and 1 million are shares of preferred stock.	101 million shares of which 100 million are common shares and 1 million are preferred shares.
Preferred stock	Directors may fix the designations, powers, preferences, rights, qualifications, limitations and restrictions by resolution.	Generally the same and the existing rights attaching to any issued class of shares cannot be abrogated without such class’s approval.
Taxation	Delaware imposes a franchise tax on Quartet based on assumed par value of securities. Delaware corporations are also subject to US federal laws and federal and state income taxes.	No taxes on profits, income or dividends. No capital gains tax, estate tax or death duty.
Election of directors	By stockholders by a majority of the votes cast at a duly noticed and held meeting where a quorum is present.	Same.
Term of directors	Staggered board of three classes, each class serving for three years.	Same.
Directors — Number	Five, subject to increase with Board approval	Eight, subject to increase with Board approval

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Filling of board vacancies	Remaining directors may appoint directors to fill vacancies until next annual meeting of stockholders.	Same.
Removal of directors	By stockholders with or without cause unless board is classified or elected by cumulative voting.	As prescribed by Holdco’s bye-laws, the shareholders may, in a special general meeting (the “SGM”) called for the purpose, remove a director.
Directors — Powers	All powers to govern the corporation not reserved to the stockholders.	Same.
Directors — Committees	Directors may establish one or more committees with the authority that the board determines.	Same.
Directors — Consent Action	Directors may take action by written consent of all directors in lieu of action by meeting.	Same.
Directors — Appoint Officers	Directors appoint the officers of the corporation, subject to the by-laws, with such powers as they determine.	Same.
Quorum required for board meetings	Generally a majority of the authorized directors.	Same.
Vote required for board approvals	Generally majority of the quorum.	Same.
Indemnification of directors	As prescribed by Quartet’s certificate of incorporation, directors’ are not liable for breach of fiduciary duty, except for breach of duty of loyalty to corporation or stockholders, actions not in good faith or involving knowing violation of law or under certain other circumstances. Quartet has undertaken to indemnify any directors acting in good faith, in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Quartet maintains insurance on behalf of directors.	As prescribed by Holdco’s bye-laws, directors will be exempt from and indemnified for any liability for negligence, default, breach of duty or trust, except for liability in respect of fraud or dishonesty. Holdco will maintain insurance on behalf of directors.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Interested director transactions	Under Delaware law, transactions entered into by Quartet in which a director has an interest would be voidable unless (i) the material facts as to the interested director's relationship or interests are disclosed or are known to the board of directors and the board in good faith authorized the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum, (ii) the material facts as to the director's relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote on the transaction and the transaction is specifically approved in good faith by vote of the stockholders or (iii) the transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee of the board of directors or the stockholders. Under Delaware law, the interested director could be held liable for a transaction in which that director derived an improper personal benefit.	As prescribed by Holdco’s bye-laws, transactions entered into by Holdco in which a director has an interest are not voidable, nor can the interested director be liable to Holdco for any profit realized pursuant to such transactions; provided that the nature of the interest is disclosed at the first opportunity at a meeting of directors, or in writing to the directors.
Annual meeting of stockholders	One annual shareholder meeting every 13 months. In lieu of a meeting, shareholders may elect directors and take other action by written consent. Delaware law permits the board of directors or any person who is authorized under a corporation's certificate of incorporation or bylaws to call a special meeting of stockholders.	One annual general meeting every calendar year. Bermuda law provides that a special general meeting may be called by the board of directors and must be called upon the request of shareholders holding not less than 10% of the paid-up capital of the company carrying the right to vote.
Meeting of stockholders — Notice	Not less than 10 days or more than 60 days.	As prescribed by Holdco’s bye-laws, not less than 10 days or more than 60 days.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Voting rights	Each Quartet stockholder is entitled to one vote for each share of stock held by the stockholder. Delaware law provides that a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of stockholders. In matters other than the election of directors, with the exception of special voting requirements related to extraordinary transactions, the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote is required for stockholder action, and the affirmative vote of a plurality of shares is required for the election of directors.	Generally the same, save that directors are elected by majority vote and certain matters (such as variation of class rights) require classes of shares to vote separately.
Stockholder proposals	In general, to bring a matter before an annual meeting or to nominate a candidate for director, a stockholder must give notice of the proposed matter or nomination not less than 60 days and not more than 90 days prior to public disclosure of the date of annual meeting.	The Bermuda Companies Act provides that shareholders may, as set forth below and at their own expense (unless a company otherwise resolves), require a company to give notice of any resolution that the shareholders can properly propose at the next annual general meeting and/or to circulate a statement prepared by the requesting shareholders in respect of any matter referred to in a proposed resolution or any business to be conducted at a general meeting. The number of shareholders necessary for such a requisition is either that number of shareholders representing at least 5% of the total voting rights of all shareholders having a right to vote at the meeting to which the requisition relates or 100 or more shareholders.
In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholder, to be timely, the notice must be received by the company no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Access to books and records	Delaware law permits any stockholder to inspect or obtain copies of a corporation's stockholder list and its other books and records for any purpose reasonably related to such person's interest as a stockholder.	Members of the general public have the right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include a company's certificate of incorporation, its memorandum of association (including its objects and powers) and any alteration to its memorandum of association. The shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings and the company's audited financial statements, which must be presented at the annual general meeting. Members of the general public also have the right to request copies of the register of shareholders and register of directors and officers of a company.
Dividends	Quartet may generally pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Delaware law also provides that dividends may not be paid out of net profits at any time when capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.	Holdco may pay dividends that are declared from time to time by its board of directors unless there are reasonable grounds for believing that the company is or would, after the payment, be unable to pay its liabilities as they become due or that the realizable value of its assets would then be less than its liabilities. The excess of the consideration paid on issue of shares over the aggregate par value of such shares must (except in certain limited circumstances) be credited to a share premium account. Share premium may be distributed in certain limited circumstances, for example to pay up unissued shares which may be distributed to shareholders in proportion to their holdings, but is otherwise subject to limitation.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Amendment of Charter Documents	Amendment of certificate of incorporation: requires the vote of the majority of shares entitled to vote present at a meeting at which a quorum is present (or written consent of holders of a majority of shares entitled to vote).	Same.
	Amendment of by-laws: Majority vote of stockholders is required to amend the by-laws.	Board resolution plus majority vote of shareholders except as provided in the Bye-Laws.
Mergers with Subsidiaries	Delaware law provides that a parent corporation, by resolution of its board of directors and without any stockholder vote, may merge with any subsidiary of which it owns at least 90% of the outstanding shares of each class of stock that is entitled to vote on the transaction. Upon any such merger, dissenting stockholders of the subsidiary would have appraisal rights.	Generally the same.

Provision	Quartet (A Delaware General Corporation)	Holdco (An Exempted Company under Bermuda Law)
Availability of merger as form of corporate reorganization	Yes, by merger or consolidation or sale of substantially all assets.	Yes, by way of merger or amalgamation pursuant to the Bermuda companies law.
	Notice: 20 days for stockholder meeting. No notice if by written consent (subject to 30 days notice of appraisal rights to non-consenting stockholders).	Notice: Such period as may be specified in the Company’s bye-laws.
	Vote Required: Majority of shares entitled to vote present at a meeting at which a quorum is present or written consent of holders of a majority of shares entitled to vote, in each case subject to additional rights imposed by terms of Preferred Stock or Certificate of Incorporation. Separate series or class vote when series adversely affected in a manner different from other series or classes.	Vote Required: Unless the bye-laws otherwise provide, three-fourths of those voting at such meeting must approve the merger or amalgamation, where the quorum for purposes of the approval of the merger or amalgamation is two persons at least holding or representing by proxy more than one-third of the issued shares. All shareholders have the right to vote on a merger or amalgamation.
	Appraisal Rights: Generally, non-consenting stockholders have the right to demand payment in cash at fair market value in connection with merger or acquisition, except in the case of a sale of assets for cash.	Appraisal Rights: Generally non-consenting shareholders who are not satisfied that they have been offered fair value for their shares may within one month apply to the court to appraise the fair value of their shares.

THE INCENTIVE COMPENSATION PLAN PROPOSAL

General

On April 29, 2014, the Board of Directors of Holdco adopted the 2014 Share Incentive Plan (the “2014 Plan”), subject to the approval of Quartet’s stockholders. The purpose of the 2014 Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of Holdco and its affiliates and promoting the creation of long-term value for shareholders of Holdco by closely aligning the interests of such individuals with those of such shareholders. The 2014 Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of shareholder value.

If approved by Quartet stockholders at the meeting, the 2014 Plan will become effective on the consummation of the mergers. Quartet’s Board is recommending that its stockholders approve the material terms of the 2014 Plan as described below.

Summary of the 2014 Plan

The following description of the 2014 Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is filed with the Securities and Exchange Commission as Annex I to this proxy statement/prospectus.

Plan Administration.  The 2014 Plan will be administered by the Board of Directors of Holdco or such other committee consisting of two or more individuals appointed by the Board of Directors of Holdco to administer the plan (the “Committee”). The Committee has the authority, among other things, to select participants, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the 2014 Plan. The Committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the 2014 Plan, to officers or employees of Holdco or its affiliates. The Committee’s actions will be final, conclusive and binding.

Authorized Shares.  A total of 1,500,000 common shares of Holdco will be reserved and available for delivery under the 2014 Plan. The number of common shares reserved and available for delivery under the 2014 Plan is subject to adjustment, as described below. The maximum number of common shares reserved and available for delivery under the 2014 Plan may be issued in respect of incentive stock options. Common shares issued under the 2014 Plan may consist of authorized but unissued common shares or previously issued common shares. Common shares underlying awards that are settled in cash, canceled, forfeited, or otherwise terminated without delivery to a participant will again be available for issuance under the 2014 Plan. Common shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will again become available for issuance under the 2014 Plan.

Individual Limits.  The maximum number of common shares that may be subject to awards granted to any non-employee director of Holdco in any one calendar year is 10,000.

Types of Awards.  The types of awards that may be available under the 2014 Plan are described below. All of the awards described below will be subject to the terms and conditions determined by the Committee in its sole discretion, subject to certain limitations provided in the 2014 Plan. Each award granted under the 2014 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-qualified Stock Options.   A non-qualified stock option is an option that is not intended to meet the qualifications of an incentive stock option, as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of our common shares during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by the Committee on the grant date. The term of a non-qualified stock option will be set by the Committee but may not exceed 10 years from the grant date. The exercise price may be paid using cash, or by certified or bank cashier’s check, and if approved by the Committee (i) by delivery of common shares previously owned by the participant, (ii) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, or (iii) by any other means approved by the Committee.

Incentive Stock Options.  An incentive stock option is an option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a ten-percent shareholder) of a common share on the grant date and a term of no more than 10 years (or 5 years with respect to a ten-percent shareholder). The aggregate fair market value, determined at the time of grant, of our common shares subject to Incentive Stock Options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Share Appreciation Rights.  A share appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our common shares on the exercise date and the base price of the share appreciation right that is set by the Committee on the grant date, multiplied by the number of shares subject to the share appreciation right. The term of a share appreciation right will be set by the Committee but may not exceed 10 years from the grant date. Payment to a participant upon the exercise of a share appreciation right may be either in cash, common shares, or specified property as determined by the Committee.

Restricted Shares.  A restricted share award is an award of restricted common shares that does not vest until a specified period of time has elapsed, and/or upon the achievement of performance or other conditions determined by the Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, transfer of the restricted common shares is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a shareholder as to the restricted common shares, including the right to vote such shares, provided, that any cash or share dividends with respect to the restricted common shares will be withheld by Holdco and will be subject to forfeiture to the same degree as the restricted common shares to which such dividends relate.

Restricted Share Units.  A restricted share unit is an unfunded and unsecured obligation to issue a common share (or an equivalent cash amount) to the participant in the future. Restricted share units become payable on terms and conditions determined by the Committee and will vest and be settled at such times in cash, common shares, or other specified property, as determined by the Committee.

Other Share-Based Awards.  Under the 2014 Plan, the Committee may grant other types of equity-based or cash-based awards subject to such terms and conditions that the Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the shares underlying the award. The Committee may also grant common shares as a bonus, and may grant other awards in lieu of obligations of Holdco or its affiliates to pay cash or deliver other property under the 2014 Plan or under other plans or compensatory arrangements, subject to such terms and conditions as the Committee may determine.

Performance Awards.  A performance award is an award of common shares or units subject (in whole or in part) to the achievement of pre-determined performance objectives specified by the Committee. Earned performance awards may be settled in cash, common shares, or other awards (or in a combination thereof), at the discretion of the Committee.

Adjustments.  The aggregate number of common shares reserved and available for delivery under the 2014 Plan, the individual limitations, the number of common shares covered by each outstanding award, and the price per common share underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of share or other consideration subject to such awards in connection with share dividends, extraordinary cash dividends, share splits, reverse share splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our common shares or our capital structure which occurs after the date of grant of any award, or in the event of any change in applicable law or circumstances that results in or could result in, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2014 Plan.

Corporate Events.  In the event of a merger, amalgamation, or consolidation involving Holdco in which Holdco is not the surviving corporation or in which Holdco is the surviving corporation but the holders of our common shares receive securities of another corporation or other property or cash, a “change in control” (as defined in the 2014 Plan), or a reorganization, dissolution, or liquidation of Holdco, the Committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards, or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced.

Transferability.  Awards under the 2014 Plan may not be sold, transferred, pledged, or assigned other than by the will or by the applicable laws of descent and distribution, unless (for awards other than Incentive Stock Options) otherwise provided in an award agreement or determined by the Committee.

Amendment.  The Board of Directors of Holdco or the Committee may amend the 2014 Plan or outstanding awards at any time. Holdco shareholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which Holdco’s common shares are traded. No amendment to the 2014 Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing. Shareholder approval will be required for any amendment that reduces the exercise price or base price of any outstanding award or that would be treated as a repricing under generally accepted accounting principles. Shareholder approval will also be required for the repurchase for cash or cancelation of an award at a time when its exercise price or base price, as applicable, exceeds the fair market value of a common share on the date of such repurchase or cancelation.

Termination.  The 2014 Plan will terminate on the day before the tenth anniversary of the 2014 Plan’s effective date. In addition, the Board of Directors of Holdco or the Committee may suspend or terminate the plan at any time. Following any such suspension or termination, the 2014 Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback.  All awards under the 2014 Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our board of directors or any committee thereof from time to time.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2014 Plan, based upon the laws in effect on the effective date of the 2014 Plan. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the 2014 Plan. The income tax consequences under applicable non-U.S., state and local tax laws may not be the same as under U.S. federal income tax laws. It is not expected that the deduction limits of Section 162(m) of the Code will apply.

Non-Qualified Stock Options.  A participant will not recognize taxable income at the time of a grant of a non-qualified stock option, and Holdco will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and Holdco generally will be entitled to a corresponding deduction.

Incentive Stock Options.  A participant will not recognize taxable income at the time of grant of an incentive stock option and will not recognize taxable income (except for purposes of the alternative minimum tax) upon the exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the option was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as a long-term capital gain or loss, and Holdco will not be entitled to any deduction. If, however, such shares are disposed of within such two or one-year periods, then in the year of such disposition, the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and Holdco generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the stock on the exercise date will be treated as a capital gain.

Share Appreciation Rights.  A participant will not recognize taxable income at the time of a grant of a share appreciation right and Holdco will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by Holdco, and Holdco generally will be entitled to a corresponding deduction.

Restricted Shares.  A participant will not recognize taxable income at the time of a grant of restricted shares, and Holdco will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In general, Holdco is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant. In addition, a participant receiving dividends with respect to restricted share for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income.

Restricted Share Units.  A participant will not recognize taxable income at the time of a grant of a restricted share unit, and Holdco will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by Holdco, and Holdco will be entitled to a corresponding deduction.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2014 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2014 Plan.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the 2014 Plan are not currently determinable since no specific grants have been decided upon and no grants will be made prior to the 2014 Plan’s adoption.

Required Vote

Adoption of the 2014 Share Incentive Plan proposal requires the affirmative vote of a majority of the issued and outstanding shares of Quartet’s common stock represented in person or by proxy at the meeting and entitled to vote thereon.

THE QUARTET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT QUARTET STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2014 SHARE INCENTIVE PLAN PROPOSAL.

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows Quartet’s board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the mergers. In no event will Quartet solicit proxies to adjourn the special meeting or consummate the mergers beyond the date by which it may properly do so under its amended and restated certificate of incorporation and Delaware law. The purpose of the adjournment proposal is to provide more time for the Quartet initial stockholders, Pangaea and the Pangaea securityholders to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the merger proposal and to meet the requirement that the holders of 9,169,603 or less of the public shares exercise their right to convert their public shares into a pro rata portion of the trust account. See the section entitled “The Merger Proposal — Interests of Quartet’s Directors, Officers and Special Advisor in the Mergers.”

In addition to an adjournment of the special meeting upon approval of an adjournment proposal, the board of directors of Quartet is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, Quartet will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented to the meeting and is not approved by the stockholders, Quartet’s board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the mergers (because either the merger proposal is not approved or because the holders of more than 9,169,603 of the public shares exercise their right to convert their public shares into a pro rata portion of the trust account). In such event, the mergers would not be completed.

Required Vote

Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Quartet’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.

THE QUARTET BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT QUARTET STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER INFORMATION RELATED TO QUARTET

Introduction

Quartet was incorporated on April 19, 2013 in order to serve as a vehicle for the acquisition of a target business. Quartet’s efforts to identify a prospective target business were not limited to any particular industry or geographic region and it did not focus on any specific type of company or any specific geographic region in its search for a target business. Prior to executing the merger agreement with Pangaea, Quartet’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

Formation

In June 2013, Quartet issued 2,012,500 shares of Class A common stock to its initial stockholders for $25,000 in cash, at a purchase price of approximately $0.01 per share.

In July 2013, Eric Rosenfeld transferred 15,000 shares to each of John P. Schauerman, Jeffrey M. Moses, Margery Kraus, each a member of the board of directors, and Joel Greenblatt, Quartet’s special advisor, at the same purchase price originally paid by him for such shares.

In September 2013, Quartet effected a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in the initial stockholders owning an aggregate of 2,415,000 initial shares. Thereafter, Mr. Rosenfeld transferred 224,437 shares to David Sgro, 96,188 shares to Gregory Monahan and 12,825 shares to Victor Bonilla, each employees of Crescendo, at the same purchase price originally paid by him for such shares.

On October 3, 2013, Quartet amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock.

Initial Public Offering

On November 1, 2013, Quartet consummated its initial public offering of 8,400,000 units, each unit consisting of one share of common stock and one right to automatically receive one-tenth of one share of common stock upon consummation of an initial business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $84,000,000. On November 5, 2013, Quartet consummated the sale of an additional 1,260,000 units that were subject to the underwriters’ over-allotment option, for aggregate additional proceeds of $12,600,000. EarlyBirdCapital, Inc. acted as the representative of the underwriters for the initial public offering. The shares of common stock and rights comprising the units commenced separate trading on December 16, 2013.

Simultaneously with each of the consummation of the initial public offering and the exercise of the over-allotment option, Quartet consummated a private placement of an aggregate of 608,125 private units to its initial stockholders and EarlyBirdCapital and their respective designees. The private units were sold at an offering price of $10.00 per unit, generating gross proceeds of $6,081,250. The private units are identical to the units sold in the initial public offering. However, the holders thereof have agreed (A) to vote the underlying shares in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to Quartet’s amended and restated certificate of incorporation with respect to its pre-business combination activities prior to the consummation of such a business combination, (C) not to convert any underlying shares into the right to receive cash from the trust account in connection with a stockholder vote to approve a proposed initial business combination or a vote to amend the provisions of its amended and restated certificate of incorporation relating to stockholders’ rights or pre-business combination activity and (D) that such underlying shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers have agreed that these units will not be sold or transferred by them (except to certain permitted transferees) until after Quartet has completed an initial business combination.

Offering Proceeds Held in Trust

$92,410,500 of the net proceeds from the initial public offering (including the exercise of the over-allotment option), plus $6,081,250 received from the private placement of private units, for an aggregate of $98,491,750, was place in a trust account at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except as described in the prospectus for Quartet’s initial public offering and in the section entitled “Other Information Related to Quartet — Quartet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” these proceeds will not be released until the earlier of the completion of an initial business combination and Quartet’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the required time period.

Fair Market Value of Target Business

The target business or businesses that Quartet acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for its initial business combination, although Quartet may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance. Quartet’s board of directors determined that this test was met in connection with the proposed business combination with Pangaea.

Stockholder Approval of Business Combination

Under Quartet’s amended and restated certificate of incorporation, in connection with any proposed business combination, Quartet must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their public shares, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for Quartet’s initial public offering. Accordingly, in connection with the business combination with Pangaea, public stockholders may seek to convert their public shares in accordance with the procedures set forth in this proxy statement/prospectus.

Voting Restrictions in Connection with Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the merger proposal, all of Quartet’s initial stockholders, as well as all of its officers and directors, have agreed to vote the initial shares, shares included in the private units as well as any shares of common stock acquired in the aftermarket in favor of such proposed business combination.

None of Quartet’s officers, directors, initial stockholders or their affiliates has purchased any shares of common stock in the open market or in private transactions. However, at any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, the Quartet initial stockholders, Pangaea or Pangaea’s stockholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of Quartet’s common stock or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the special meeting to approve the merger proposal vote in its favor and that holders of 9,169,603 or fewer of the public shares demand conversion of their public shares into cash, where it appears that such requirements would otherwise not be met. All shares repurchased by Quartet’s affiliates pursuant to such arrangements would be voted in favor of the proposed business combination. As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder.

Liquidation if No Business Combination

Under Quartet’s amended and restated certificate of incorporation, if Quartet does not complete the business combination with Pangaea or another initial business combination by May 1, 2015 (or November 1, 2015 if certain conditions are met), Quartet will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Quartet’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Quartet’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. At such time, the rights will expire. Holders of rights will receive nothing upon a liquidation with respect to such rights and the rights will be worthless.

Each of Quartet’s initial stockholders has agreed to waive its rights to participate in any distribution from Quartet’s trust account or other assets with respect to the initial shares and shares underlying the private units. There will be no distribution from the trust account with respect to Quartet’s rights, which will expire worthless if Quartet is liquidated.

The proceeds deposited in the trust account could, however, become subject to the claims of Quartet’s creditors which would be prior to the claims of its public stockholders. Although Quartet has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses Quartet has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, and although Quartet will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Eric S. Rosenfeld has agreed, pursuant to an agreement with Quartet and EarlyBirdCapital, Inc. that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or target business has not executed such a waiver. Moreover, he will not be personally liable to public stockholders and instead will only have liability to Quartet. However, he may not be able to satisfy his indemnification obligations if he is required to so as Quartet has not required Mr. Rosenfeld to retain any assets to provide for his indemnification obligations, nor has Quartet taken any further steps to ensure that he will be able to satisfy any indemnification obligations that arise. Accordingly, the actual per-share redemption price could be less than approximately $10.20, plus interest, due to claims of creditors. Additionally, if Quartet is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in Quartet’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Quartet’s stockholders. To the extent any bankruptcy claims deplete the trust account, Quartet cannot assure you it will be able to return to its public stockholders at least approximately $10.20 per share.

Quartet’s public stockholders are entitled to receive funds from the trust account only in the event of its failure to complete a business combination within the required time periods or if the stockholders seek to have Quartet convert their respective shares for cash upon a business combination which is actually completed by Quartet. In no other circumstances does a stockholder have any right or interest of any kind to or in the trust account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The portion of Quartet’s trust account distributed to its public stockholders upon the redemption of 100% of its outstanding public shares in the event Quartet does not complete its initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the portion of Quartet’s trust account distributed to its public stockholders upon the redemption of 100% of its public shares in the event Quartet does not complete its initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If Quartet is unable to complete a business combination within the prescribed time frame, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Quartet’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, if a business combination does not occur, it is Quartet’s intention to redeem its public shares as soon as reasonably possible following the expiration of the time periods described above and, therefore, Quartet does not intend to comply with the procedures required by Section 280 of the DGCL, which would limit the amount and duration of Quartet’s stockholders’ liability with respect to liquidating distributions as described above. As such, Quartet’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of Quartet’s stockholders may extend well beyond the third anniversary of such date.

Because Quartet will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires Quartet to adopt a plan, based on facts known to it at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because Quartet is a blank check company, rather than an operating company, and Quartet’s operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Quartet will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Mr. Rosenfeld has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

Facilities

Quartet maintains its principal executive offices at 777 Third Avenue, 37th Floor, New York, New York 10017. The cost for this space is included in the $10,000 per-month fee Crescendo Advisors II, LLC began charging Quartet for general and administrative services commencing on October 28, 2013 pursuant to a letter agreement between Quartet and Crescendo. Quartet believes, based on rents and fees for similar services in New York, that the fee charged by Crescendo is at least as favorable as Quartet could have obtained from an unaffiliated person. Quartet will continue to pay this fee through the closing of the merger. As of December 31, 2013, the aggregate fee paid to Crescendo Advisors II was $[•]. Quartet considers its current office space adequate for its current operations. Upon consummation of the mergers, the principal executive offices of Holdco will be located at 109 Long Wharf, Newport, Rhode Island 02840, at which time nothing more will be paid to Crescendo.

Employees

Quartet has two executive officers. These individuals are not obligated to devote any specific number of hours to Quartet’s matters and intend to devote only as much time as they deem necessary to its affairs. Quartet does not intend to have any full time employees prior to the consummation of a business combination.

Directors, Executive Officers and Special Advisor

Quartet’s current directors and executive officers are as follows:

Name	Age	Position
Eric S. Rosenfeld	56	Chairman of the Board and Chief Executive Officer
David D. Sgro	37	Chief Financial Officer, Secretary and Director
John P. Schauerman	57	Director
Jeffrey M. Moses	53	Director
Margery Kraus	67	Director

Eric S. Rosenfeld has served as Quartet’s chairman of the board and chief executive officer since its inception. Mr. Rosenfeld was chairman of the board and chief executive officer of Trio from its inception in June 2011 until its merger with SAE in June 2013 and has served as a director of SAE since such time. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. He has also been the senior managing member of Crescendo Advisors II LLC, the entity providing the Company with general and administrative services, since its formation in August 2000. From April 2006 until July 2008, Mr. Rosenfeld served as the chairman of the board, chief executive officer and president of Rhapsody, an OTCBB-listed blank check company. Rhapsody completed its business combination in July 2008 with Primoris and changed its name to Primoris Services Corporation and is now listed on the NASDAQ Stock Market. Mr. Rosenfeld served as a director of that company from the merger until May 2014. From its inception in April 2004 until June 2006, he was the chairman of the board, chief executive officer and president of Arpeggio, an OTCBB-listed blank check company. Arpeggio completed its business combination in June 2006 with Hill International, now listed on the NYSE. Mr. Rosenfeld served as a director of Hill International from the time of the business combination until June 2010. Mr. Rosenfeld is currently chairman of the board of CPI Aerostructures, Inc. a NYSE MKT-listed company engaged in the contract production of structural aircraft parts principally for the U.S. Air Force and other branches of the U.S. armed forces. He became a director in April 2003 and chairman in January 2005. Mr. Rosenfeld has also served on the board of Cott Corporation, a NYSE-listed beverage company, since June 2008. Since December 2012, Mr. Rosenfeld has been a board member of Absolute Software Corporation, a Toronto Stock Exchange listed provider of security and management for computers and ultra-portable devices.

Prior to forming Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. since 1985. He was also chairman of the board of Spar Aerospace Limited, a company that provides repair and overhaul services for aircraft and helicopters used by governments and commercial airlines, from May 1999 through November 2001, until its sale to L-3 Communications. He served as a director of Hip Interactive, a Toronto Stock Exchange-listed company that distributed and developed electronic entertainment products, from November 2004 until July 2005. Mr. Rosenfeld also served as a director of AD OPT Technologies Inc., which was a Toronto Stock Exchange-listed company from April 2003 to November 2004, when it was acquired by Kronos Inc. Mr. Rosenfeld also served as a director and head of the special committee of Pivotal Corporation, a Canadian-based customer relations management software company that was sold to Chinadotcom in February 2004. He was a director of Sierra Systems Group, Inc., a Toronto Stock Exchange-listed information technology, management consulting and systems integration firm based in Canada from October 2003 until its sale in January 2007. From October 2005 through March 2006, Mr. Rosenfeld was a director of Geac Computer Corporation Limited, a Toronto Stock Exchange and NASDAQ-listed software company, which was acquired by Golden Gate Capital. He was also a director of Emergis Inc., a Toronto Stock Exchange-listed company that enables the electronic processing of transactions in the finance and healthcare industries, from July 2004 until its sale to Telus Corporation in January 2008. Mr. Rosenfeld also served on the board of Matrikon Inc. a Toronto Stock Exchange-listed provider of solutions for industrial intelligence, from July 2007 until its sale to Honeywell International, Inc. in June 2010. He was also a member of the board of Dalsa Corporation, a Toronto Stock Exchange-listed company that designs and manufactures digital imaging products, from February 2008 until its sale to Teledyne in February 2011. From October 2005 until its final liquidation in December 2012, he was the chairman of the board of Computer Horizons Corp., quoted on the

OTCBB, that, before the sale of the last of its operating businesses in February 2007 (at which time it was NASDAQ-listed), provided information technology professional services with a concentration in sourcing and managed services.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.

Quartet believes Mr. Rosenfeld is well-qualified to serve as a member of its board (and Holdco’s board following the mergers) due to his public company experience, operational experience and his business contacts.

David D. Sgro, CFA, has served as Quartet’s chief financial officer, secretary and a member of its board of directors since its inception. Mr. Sgro served as Trio’s chief financial officer and secretary from its inception in June 2011, and a member of its board of directors from March 2011, until its merger with SAE in June 2013 and has served as a director of SAE since such time. From April 2006 to July 2008, Mr. Sgro served as the chief financial officer of Rhapsody and from July 2008 to May 2011, Mr. Sgro served as a director of Primoris. Mr. Sgro has been a Managing Director of Crescendo Partners, L.P., a Delaware limited partnership, since December 2008, a Senior Vice President from December 2007 to December 2008, a Vice President from December 2005 to December 2007, and an investment analyst from May 2005 to December 2005. Mr. Sgro served on the board of Bridgewater Systems, Inc., a TSX listed telecommunications software company, from June 2008 until its sale to Amdocs in August 2011. From August 2003 to May 2005, Mr. Sgro attended Columbia Business School. From June 1998 to May 2003, he worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst at Brandes Investment Partners. Mr. Sgro currently serves on the board of directors of COM DEV International Ltd., a global designer and manufacturer of space hardware. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA) Charterholder. Mr. Sgro is a regular guest lecturer at the College of New Jersey and Columbia Business School.

Quartet believes Mr. Sgro is well-qualified to serve as a member of its board (and Holdco’s board following the mergers) due to his public company experience and operational experience.

John P. Schauerman has served as a director since June 2013. Mr. Schauerman served as executive vice president, corporate development of Primoris from February 2009 to May 2013, and served as a Director of Primoris from July 2008 to May 2013. He served as the chief financial officer of Primoris from February 2008 to February 2009. He also served as a director of Primoris and its predecessor entity from 1993 to July 2008. He joined Primoris’ wholly-owned subsidiary, ARB, Inc., in 1993, as senior vice president. In his current role, he is responsible for developing and integrating Primoris’ overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions. Prior to joining ARB, Inc., he was senior vice president of Wedbush Morgan Securities. Mr. Schauerman received a B.S. in Electrical Engineering from UCLA and an M.B.A. from Columbia Business School.

Quartet believes Mr. Schauerman is well-qualified to serve as a member of its board due to his public company experience, operational experience and contacts.

Jeffrey M. Moses has served as a director since June 2013. Mr. Moses has served as the chief operating officer of Lyrical Partners, L.P., an investment advisory firm, since July 2006. From September 2003 to September 2006, Mr. Moses served as a senior managing director at Bear Stearns & Co. Inc. and portfolio manager of its multi-strategy funds of hedge funds since their inception. From February 1998 to September 2003, Mr. Moses served as a senior vice president and in capacities ranging from director of investment research to general counsel for Asset Alliance Corporation, an investment management holding company. Prior to Asset Alliance Corporation, Mr. Moses was with Systematic Financial Management, LP, where he served in roles including portfolio manager, executive vice president and limited partner. Mr. Moses began his career as an attorney with concentrations in mergers and acquisitions and investment advisor representation. Mr. Moses received a B.S. in economics from the Wharton School of the University of Pennsylvania with a double major in finance and accounting, a J.D. from New York University School of Law, and an M.B.A. from New York University Graduate School of Business Administration.

Quartet believes Mr. Moses is well-qualified to serve as a member of its board due to his financing experience and contacts.

Margery Kraus has served as a director since June 2013. Ms. Kraus founded APCO Worldwide in 1984 and has served as its chief executive officer since its inception. APCO is a global communication, stakeholder engagement and business strategy firm headquartered in Washington, D.C. Prior to founding APCO, Kraus helped create and develop the Close Up Foundation, an educational foundation, on whose board of directors she still serves. She is also active on other institutional and corporate boards and committees, serving as a trustee of Northwestern Mutual, the Arthur W. Page Society, the Catherine B. Reynolds Foundation and the Institute for Public Relations; and as chairman of the Women Presidents’ Organization and past chairman of the Public Affairs Council and the Council of Public Relations Firms. She also serves as a trustee of American University and sits on the advisory board of the J.L. Kellogg Graduate School of Management at Northwestern University. Ms. Kraus holds a Bachelor of Arts and Masters of Arts in Political Science and Public Law from the American University.

Quartet believes Ms. Kraus is well-qualified to serve as a member of its board due to her experience as a chief executive officer of a multinational consulting firm and her business strategy and communications expertise.

Special Advisor

Joel Greenblatt is Quartet’s special advisor. Mr. Greenblatt is the managing partner of Gotham Capital III, L.P., an investment partnership he founded in April 1985, a managing member of Gotham Capital V LLC and managing principal and Co-Chief Investment officer of Gotham Asset Management. He was also a special advisor to Rhapsody, Arpeggio and Trio. He is the former chairman of the board and a former board member of Alliant Techsystems, a New York Stock Exchange-listed aerospace and defense contractor. Since 1996, he has been on the adjunct faculty of Columbia Business School where he teaches “Security Analysis.” Mr. Greenblatt is the author of “You Can Be A Stock Market Genius” (Simon & Schuster, 1997), “The Little Book That Beats the Market” (John Wiley & Sons, 2005), “The Little Book That Still Beats the Market” (John Wiley & Sons, 2010) and “The Big Secret for the Small Investor” (Crown Business, 2011). He received a B.S. (summa cum laude) and an MBA from the Wharton School of the University of Pennsylvania.

Legal Proceedings

There are no legal proceedings pending against Quartet.

Periodic Reporting and Audited Financial Statements

Quartet has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Exchange Act, Quartet’s annual reports contain financial statements audited and reported on by Quartet’s independent registered public accounting firm. Quartet has filed with the SEC its Annual Report on Form 10-K covering the fiscal year ended December 31, 2013 and its Quarterly Report on Form 10-Q covering the fiscal quarter ended March 31, 2014.

Quartet’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of Quartet’s financial condition and results of operations should be read in conjunction with Quartet’s consolidated financial statements and notes to those statements included in this proxy statement/prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Forward-Looking Statements” and “Risk Factors” in this proxy statement/prospectus.

Critical Accounting Policies

For a more detailed discussion of the Critical Accounting Policies, please see Note 2 to the consolidated financial statements included in this proxy statement/prospectus.

Common Stock Subject to Possible Conversion

Quartet accounts for its common stock subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory conversion (if any) is classified as a liability instrument and is measured at fair value. Conditionally convertible common stock (including common stock that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within Quartet’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Quartet’s common stock features certain conversion rights that are considered by Quartet to be outside of Quartet’s control and subject to the occurrence of uncertain future events. Accordingly at December 31, 2013 and March 31, 2014, the common stock subject to possible conversion is presented as temporary equity, outside of the stockholders’ equity section of Quartet’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Results of Operations

Quartet’s entire activity since inception up to the closing of its initial public offering on October 28, 2013 was in preparation for that event. Since the offering, Quartet’s activity has been limited to the evaluation of business combination candidates and negotiating, structuring and pursuing the consummation of the business combination with Pangaea. Quartet expects to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on risk-free investments (treasury securities).

For the three months ended March 31, 2014, Quartet had net losses of $113,875, which primarily consisted of $30,000 in administrative fees to Crescendo Advisors II, LLC (which is owned by Quartet’s Chairman and Chief Executive Officer, Eric Rosenfeld), legal expenses of approximately $27,500, audit expenses of approximately $23,000, marketing expenses of $15,000, incorporation taxes of approximately $12,000 and public company costs of approximately $10,700, which were offset by interest income of approximately $21,600.

Quartet incurred a net loss of $65,618 for the period from April 19, 2013 (inception) until December 31, 2013. This net loss was largely composed of a monthly administrative fees to Crescendo Advisors II, LLC of approximately $21,000, public company costs of approximately $18,400, Delaware Franchise Taxes of $11,000 and accounting expenses of $7,500.

Financial Condition and Liquidity

The net proceeds from Quartet’s initial public offering, after deducting offering expenses of approximately $466,000 and underwriting discounts of $3,139,500, were approximately $92,994,000. Of this amount, $92,410,500 and the $6,081,250 Quartet received from the sale of the insider units, was placed in the trust account. The remaining net proceeds not in trust became available for use for working capital purposes. Generally, the proceeds held in the trust account will not be released until the earlier of Quartet’s completion of an initial business combination and its redemption of 100% of the outstanding public shares upon Quartet’s failure to consummate a business combination within the required time period. Notwithstanding the foregoing:

•	There can be released to Quartet from the trust account any interest earned on the funds in the trust account that Quartet needs to pay its income or other tax obligations.
•	There can be released to Quartet from the trust account any remaining interest earned on the funds in the trust account that Quartet needs for its working capital requirements.

Prior to Quartet’s initial public offering, Quartet issued a $65,000 principal amount unsecured promissory note to Eric S. Rosenfeld, its Chairman and Chief Executive Officer and one of its initial stockholders, on June 26, 2013. The loan was payable without interest on the earlier of June 26, 2014 or the closing of Quartet’s initial public offering. Quartet repaid this loan on November 5, 2013 from the proceeds of its initial public offering that were not placed in the trust account. Commencing on October 28, 2013 and ending upon the consummation of a business combination or Quartet’s liquidation, Quartet began incurring a fee from Crescendo Advisors II, LLC of $10,000 per month for providing it with office space and certain general and administrative services.

As of December 31, 2013, Quartet had approximately $485,000 in its operating bank account and approximately $98,503,000 in restricted cash and equivalents held in trust to be used for an initial business combination or to convert its common shares. As of March 31, 2014, Quartet had cash of approximately $402,000 in its operating bank account and approximately $69,000 of accounts payable. In addition, Quartet had approximately $98,525,000 in restricted cash and equivalents in the trust account. As of December 31, 2013 and March 31, 2014, approximately $11,300 and $33,000 of the amount on deposit in the trust account represented interest income, which is available to be withdrawn by Quartet for working capital or tax purposes. As of March 31, 2014, Quartet has not withdrawn any such interest income for working capital or tax purposes. As of March 31, 2014, U.S. Treasury Bills with one, three, and six month maturities were yielding approximately 0.03%, 0.05%, and 0.07%, respectively. While Quartet may invest in other securities, Quartet believes such rates are representative of those it may receive on the balance of the trust account.

Until consummation of its initial business combination, Quartet will be using the funds not held in the trust account for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the business combination. Quartet anticipates that in order to fund its working capital requirements, it will need to use all of the remaining funds not held in trust and the interest earned on the funds held in the trust account. Quartet may need to enter into contingent fee arrangements with its vendors or raise additional capital through loans or additional investments from its initial shareholders, officers, directors, or third parties. If necessary to meet its working capital needs, Quartet’s officers, directors, initial stockholders or their affiliates may, but are not obligated to, loan Quartet funds, from time to time or at any time, in their sole discretion. The merger agreement limits the amount of loans we may incur to $1,000,000. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the business combination with Pangaea, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of the business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 55,000 common shares of Holdco if $500,000 of notes were so converted since the 50,000 rights included in the private units would result in the issuance of 5,000 common shares upon the closing of the business combination). If Quartet does not complete a business combination, the loans will not be repaid.

On April 30, 2014, Quartet entered into the merger agreement with Holdco, Merger Sub, Pangaea and Pangaea’s securityholders, pursuant to which Quartet will be merged with and into Holdco, with Holdco surviving the merger, and Merger Sub will be merged with and into Pangaea, with Pangaea surviving as a wholly-owned subsidiary of Holdco.

Quartet has incurred and expects to incur significant costs in pursuit of the business combination with Pangaea. Quartet will use the remainder of its funds not held in the trust account and the interest earned on the funds held in the trust account to pay such costs. In addition, as described above, Quartet may need to enter into contingent fee arrangements with its vendors or raise additional capital through loans or additional investments from its initial stockholders, officers, directors, or third parties. None of the initial stockholders, officers or directors or any third party is under any obligation to advance funds to, or invest in, Quartet. Accordingly, Quartet cannot provide any assurance that additional financing will be available to it on commercially acceptable terms, if at all. If Quartet is unable to raise additional capital, it may be required to take additional measures to conserve liquidity. Furthermore, there can be no assurance that Quartet’s plans to consummate a business combination with Pangaea will be successful or successful within the required time period.

If the business combination with Pangaea is consummated, Quartet intends to use funds held in the trust account to pay the cash merger consideration to Pangaea’s securityholders to the extent they elect to receive such cash merger consideration, to pay the holders of the public shares who exercise conversion rights, to pay expenses incurred in connection with the business combination with Pangaea, and to use up to $20,000,000 for working capital purposes, approximately $250,000 for the acquistion of the 49% interest in Seamar, up to $11,500,000 for newbuildings and the balance for general corporate purposes of Holdco. If Quartet is unable to complete the mergers or another business combination within the required time period, Eric S. Rosenfeld, Quartet’s chairman of the board and chief executive officer, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Quartet for services rendered or contracted for or products sold to Quartet, but only if such a vendor or target business has not executed such a waiver.

Off-Balance Sheet Arrangements

Quartet did not have any off-balance sheet arrangements as of March 31, 2014 or December 31, 2013.

Independent Auditors’ Fees

The firm of Marcum LLP (“Marcum”) acts as Quartet’s independent registered public accounting firm. The following is a summary of fees paid or to be paid to Marcum for services rendered. The firm of Grant Thornton, LLP (“Grant Thornton”) acts as Pangaea’s principal accountant. Grant Thornton will act as Holdco’s principal accountant after consummation of the mergers. Marcum has not waived its right to make claims against the funds in Quartet’s trust account for fees of any nature owed to it.

Audit Fees

During the period from April 2013 (inception) through December 31, 2013, audit fees for Quartet’s independent registered public accounting firm were $52,569.

Audit-Related Fees

Quartet did not receive audit-related services that are not reported as audit fees for the period from April 2013 (inception) through December 31, 2013.

Tax Fees

During the period from April 2013 (inception) through December 31, 2013, Marcum did not render any tax services to Quartet. However, Marcum will provide tax services to it as and when required.

All Other Fees

During the period from April 19, 2013 (inception) through December 31, 2013, there were no fees billed for services provided by Quartet’s independent registered public accounting firm other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

Since Quartet’s audit committee was not formed until October 2013, the audit committee did not pre-approve the foregoing services prior to such date, although any services rendered prior to the formation of the audit committee were reviewed and ratified by the committee following its formation. The audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the Exchange Act, before Quartet engages its independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by its audit committee.

Code of Ethics

In October 2013, Quartet’s board of directors adopted a code of ethics that applies to Quartet’s directors, officers, and employees and of any subsidiaries Quartet may have in the future (including its principal executive officer, its principal financial officer, its principal accounting officer or controller, and persons performing similar functions). Quartet will provide, without charge, upon request, copies of its code of ethics. Requests for copies of Quartet’s code of ethics should be sent in writing to Quartet Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.

Upon the consummation of the mergers, Holdco will adopt a similar code of ethics that will apply to Holdco’s directors, officers and employees as well as those of its subsidiaries.

BUSINESS OF PANGAEA

Overview

Pangaea is an established, growth-oriented global logistics company providing seaborne drybulk transportation services. Pangaea was incorporated in Bermuda on June 17, 2008, and is headquartered in Newport, Rhode Island. Pangaea also maintains offices in Copenhagen, Denmark, Athens, Greece, Rio de Janeiro, Brazil and Singapore. On April 30, 2014, Pangaea changed its name from Bulk Partners (Bermuda) Ltd. to Pangaea Logistics Solutions Ltd.

Pangaea utilizes its logistics expertise to service a broad base of industrial customers who require the transportation of a wide variety of drybulk cargoes, including grains, pig iron, hot briquetted iron, bauxite, alumina, cement clinker, dolomite and limestone. Pangaea addresses the transportation needs of its customers by undertaking a comprehensive set of services and activities, including cargo loading, cargo discharge, vessel chartering, voyage planning, and technical vessel management. In particular, Pangaea has historically focused on providing such services for backhaul routes. In addition, Pangaea has developed customized shipping routes, which Pangaea believes create value for its customers and its shareholders by both reducing the time and cost of transportation between ports and increasing cargo carried per voyage. For example, in 2010, Pangaea was the first non-Russian vessel operator to carry drybulk cargoes from Europe to Asia via the Northern Sea Route. Similarly, in 2013, Pangaea was the first vessel operator to carry dry bulk cargo from the West Coast of Canada to Europe via the Northwest Passage. Pangaea is the leading transporter of bauxite from Jamaica to the United States, carrying on average more than 3.5 million tons per year. Pangaea believes that its experience in carrying a wide range of cargoes, pioneering new routes, and serving less common ports increases its opportunities to secure higher margins than in more commoditized cargoes and routes. Pangaea believes that providing such specialized drybulk transportation logistics services together with its long-term commercial and contractual relationships makes Pangaea less vulnerable to industrial and economic cycles as compared to other bulk-shipping operators. Finally, Pangaea believes that it can create value by serving and focusing on customer needs rather than depending on its correct anticipation of future charter rates.

Pangaea derives its revenue from (i) contracts of affreightment (“COAs”), which are contracts to transport multiple shipments of cargo during the term of the contract between specified load and discharge ports, at a fixed or variable price per metric ton of cargo, (ii) voyage charters, under which a vessel carries a shipment of cargo for a customer on a specified route for a fixed price per metric ton of cargo, and (iii) time charters, during which the vessel is dedicated solely to the charterer for the term of the agreement. A majority of Pangaea’s revenue is from COA’s and voyage charters, as Pangaea’s focus is on transporting cargo for its customers. Pangaea’s COAs typically extend for a period of one to five years, although some extend for longer periods. A time charter may vary from a single trip to longer-term charters, whenever Pangaea deems such use to be in its commercial interest. The length of a voyage depends on the number of load and discharge ports, the time spent in such ports and the distance between the ports. Pangaea attempts, through selecting COAs and voyage contracts on what would normally be backhaul or “ballast” legs, to enhance vessel utilization and its profitability because these contracts and charters position vessels at or near loading areas where spot cargoes are typically obtained. This reduces ballast time and expense as a percentage of the vessel’s total revenue and increases expected earnings for the vessel.

Pangaea uses a mix of owned and chartered-in vessels to transport more than 19.5 million dwt of cargo to more than 190 ports around the world, averaging over 44 vessels in service daily during 2013. The majority of its fleet is chartered-in on short-term charters of less than 9 months. Pangaea believes that these shorter-term charters afford it more flexibility to match its variable costs to its customers’ service requirements, allowing it to respond to changes in market demand and limiting its exposure to changes in prevailing charter rates. In addition to its chartered-in fleet, over the past several years Pangaea acquired interests in 14 vessels and placed orders for the construction of six additional vessels, all at prices that Pangaea believes will permit it to operate profitably through a range of cargo rate environments. These vessels are and will be used to serve its customers’ cargo transportation needs. Among these vessels are six Ice-Class 1A Panamax vessels that are currently the only dry bulk vessels of their size rated to operate on the Northern Sea Route and the severe ice conditions of the Baltics in winter. Pangaea believes that a combination of owned and chartered-in vessels help it to more efficiently match its customer demand than it could with an entirely owned fleet or an entirely chartered-in fleet.

The technical management of its owned fleet is performed in-house. Pangaea believes its in-house management provides better service and pricing than is otherwise available, reduces time out of service, and best enhances the service value of its owned fleet. The technical management for its chartered-in vessels is performed by each respective ship owner.

Active risk management is an important part of its business model. Pangaea believes its active risk management allows it to reduce the sensitivity of its earnings to market fluctuations and helps it to secure its long-term profitability. Pangaea manages its market risk primarily through chartering in vessels for periods of less than 9 months. Pangaea further manages its market exposure through a portfolio approach based upon owned vessels, chartered-in vessels, COAs, voyage charters, and time charters. Pangaea tries to identify routes and ports for efficient bunkering to minimize its fuel expense. Pangaea also seeks to hedge a portion of its exposure to changes in the price of marine fuels, or bunkers. Pangaea has also entered into interest rate swap agreements to fix a portion of its interest rate exposure.

Pangaea’s operating income increased from $6.5 million for the three months ended March 31, 2013 to $10.1 million for the three months ended March 31, 2014. Net income attributable to Pangaea increased from $4.6 million for the three months ended March 31, 2013 to $6.6 million for the three months ended March 31, 2014.

Pangaea’s operating income increased from $6.5 million in the fiscal year ended December 31, 2011 to $19.6 million in the fiscal year ended December 31, 2012 and to $21.4 million in the fiscal year ended December 31, 2013. Net income attributable to Pangaea Logistics Solutions Ltd. increased from $3.8 million in the fiscal year ended December 31, 2011 to $13.9 million in the fiscal year ended December 31, 2012 and to $15.5 million in the fiscal year ended December 31, 2013.

Pangaea’s Competitive Strengths

Pangaea believes that it possesses a number of competitive strengths in its industry, including:

•	Expertise in niche markets and routes. Over the past five years, Pangaea has developed expertise and a major presence in selected niche markets and less commoditized routes, especially the Baltic Sea in winter, the Northern Sea Route between Europe and Asia in summer, and the trade route between Jamaica and the United States, as well as selected ports, particularly in Newfoundland, Venezuela, and Brazil. Pangaea believes that there is less competition to carry “minor,” as compared to traditional “major,” bulk cargoes, and, similarly, there is less competition on less commoditized routes. Pangaea believes that its experience in carrying a wide range of cargoes and transiting less common routes and ports increases its likelihood of securing higher rates and margins than those available for more commoditized cargoes and routes. Pangaea believes it operates assets well suited to certain of these routes, including two Japanese built ice-1A classed Panamax vessels and two Korean built ice-1A classed Handymax vessels. The majority of its fleet is chartered in and Pangaea selects these vessels to match the cargo and port characteristics of their nominated voyages. Pangaea has experience operating in all regularly operating dry bulk loading and discharge ports globally.
•	Enhanced vessel utilization and profitability through strategic backhaul and triangulation methods. Pangaea has enhanced vessel utilization and profitability through selecting COAs and other contracts to carry cargo on what would normally be backhaul or ballast legs. In contrast to the typical practice of incurring charter hire and bunker costs to position an empty vessel in a port or area where cargo is normally loaded, Pangaea instead actively works with its customers to secure cargoes for discharge in loading areas. Pangaea’s practice allows it to position vessels for loading at lower costs than Pangaea would bear if Pangaea positioned such vessels by traveling unladen or if Pangaea chartered in vessels in a loading area. Pangaea believes that this focus on backhaul cargoes permits them to benefit from ballast bonuses that are paid to position vessels for fronthaul cargoes or, alternatively, to collect a premium for delivering ships that are in position for fronthaul cargoes.
•	Strong relationships with major industrial customers. Pangaea has developed strong commercial relationships with a number of major industrial customers, including Cargill, Tata Steel, Glencore Xstrata, Noranda and Duferco. These customer relationships are based upon Pangaea’s general industry reputation and specific history of service to the customer. Pangaea believes that these relationships help it generate recurring business with such customers which, in some cases, is formalized through contracts for repeat business. Pangaea also believes that these relationships can help create new opportunities. Although many of these relationships have extended over a period of years, there is no assurance that such relationships or business will continue in the future. Repeat customers, measured as having shipping days in three or more years of the trailing four years, represented nearly 63% of its total shipping days for the trailing four year period ended March 31, 2013, 59% of its total shipping days for the trailing four year period ended December 31, 2013, as compared to 56% and 46% of its total shipping days for comparable periods ended December 31, 2012 and 2011. In addition, Pangaea believes that its familiarity with local regulations and market conditions at its serviced ports, particularly in Venezuela, Newfoundland, and Jamaica, provides it with a strong competitive advantage and allows it to attract new customers and secure recurring business.
•	In-house commercial and technical management capability. Pangaea’s in-house vessel management team consists of experienced professionals who continuously monitor and oversee the maintenance of its owned vessels, including the superintendence of maintenance, repairs, improvements, drydocking and crewing. Pangaea believes this capability helps it to exercise better quality control over its vessels and reduce vessel operating costs and unscheduled off-hire days. Pangaea believes that its in-house expertise also enables it to evaluate and operate older vessels effectively.
•	Strong Alignment and Transparency. Pangaea observes that many publicly traded shipping companies rely on service providers affiliated with senior management or dominant shareholders for fundamental activities. Beyond the operational benefits to its customers of integrated commercial and technical management, Pangaea believes that its shareholders are benefited by its strategy of performing those activities in-house. Related to these efforts to maximize alignment of interest, Pangaea believes that the associated transparency of ownership and authority will be attractive to current and prospective shareholders. Consistent with the foregoing, Pangaea’s only related party transactions with senior management are for rental income on its headquarters and principal and interest obligations for cash loaned to Pangaea by management, both on terms approved by third parties not affiliated with management.
•	Experienced management team. The day-to-day operations of a transportation logistics services company requires close coordination among customers, land based-transportation providers and port authorities around the world. Its efficient operation depends on the experience and expertise of management at all levels, from vessel acquisition and financing strategy to oversight of vessel technical operations and cargo loading and discharge. Pangaea has a management team of senior executive officers and key employees with extensive experience and relationships in the commercial, technical, and financial areas of the drybulk shipping industry. Members of its management team and key employees have on average over 25 years of shipping experience.
•	Risk-management discipline. Pangaea believes its risk management allows it to reduce the sensitivity of its earnings to market changes and lower the risk of losses. Pangaea manages its risks primarily through short-term charter-in agreements of less than nine months, FFAs, fuel hedges and modest leverage. Pangaea believes that shorter-term charters permit it to adjust its variable costs to match demand more rapidly than if Pangaea chartered in those vessels for longer periods. Pangaea often seeks to manage the risks of higher rates for certain future voyages by purchasing and selling FFAs to limit the impact of changes in chartering rates. Similarly, Pangaea often seeks to manage the risks of more expensive bunkers through bunker hedging transactions. Finally, Pangaea believes that its expected income related to COAs is sufficient to satisfy obligations related to its owned fleet.

Pangaea’s Business Strategies

Pangaea’s principal business objectives are to profitably grow its business and increase shareholder value. Pangaea expects to achieve these objectives through the following strategies:

•	Focus on increasing strategic COAs. Pangaea intends to increase its COA business, in particular, COAs for cargo discharge in traditional loading areas, by leveraging its relationships with existing customers and attracting new customers. Pangaea believes that its dedication to solving its customer’s transportation problems, reputation and experience in carrying a wide range of cargoes and transiting less common routes and ports increases its likelihood of securing strategic COAs.
•	Expand capacity and flexibility by increasing its owned fleet. Pangaea is continually looking to acquire additional high-quality vessels suited for its business strategy, the needs of its customers and the growth opportunities Pangaea has identified. Pangaea plans to increase its controlled fleet (the vessels that Pangaea owns or have an ownership interest in) from 14 to 18 by the end of 2016 after taking into account the sale of two vessels in 2014. Pangaea has entered into shipbuilding contracts for the construction of six ships, including four Ice-Class 1A Panamax newbuildings, for which Pangaea expects keel laying to occur in 2014 and to take delivery of in 2014 and 2015, and two Ice-Class 1C Ultramax newbuildings, for which Pangaea expects keel laying and delivery to occur in 2016. Pangaea believes that its experience as a reliable and serious counterparty in the purchase and sale market for second-hand vessels positions it as a candidate for acquisition of high quality vessels. Pangaea expects to use a portion of the proceeds available to Holdco upon consummation of the mergers to acquire additional vessels over time.
•	Expand operations in Southeast Asia and the Middle East. Pangaea intends to expand its operations and presence in Southeast Asia and the Middle East to better access customers in these high growth regions. Pangaea believes that expanding its network of offices will allow it to meet more regularly with existing and potential customers and increase its shipping days as a result. Pangaea opened an office in Singapore in 2013.
•	Increase backhaul focus and fleet efficiency. Pangaea intends to continue to focus on backhaul cargoes, including backhaul cargoes associated with COAs, to reduce ballast days and increase expected earnings for well-positioned vessels. In addition, Pangaea intends to continue to charter in vessels for periods of less than nine months to permit it to match its variable costs to demand. Pangaea believes that increased vessel utilization and positioning efficiency will enhance its profitability.
•	Maintain moderate balance sheet leverage. In the future, Pangaea expects to incur additional indebtedness to expand its fleet and operations. Pangaea expects to repay existing and future debt from time to time with cash flow from operations or from the net proceeds of asset sales and future security issuances. Pangaea intends to limit the amount of indebtedness that Pangaea has outstanding relative to its assets and cashflow and will seek to maintain indebtedness at levels lower than many publicly traded drybulk ship owning companies to reduce risks associated with high leverage.

Pangaea’s Customers

Pangaea provides its logistics services to a broad base of industrial customers who require the transportation of a wide variety of drybulk cargoes, including grains, pig iron, hot briquetted iron, bauxite, alumina, cement clinker, dolomite and limestone. Pangaea’s clients comprise producers, consumers and traders of commodities, including Bunge, RioTinto, and Glencore Xstrata. During the years ended December 31, 2013 and 2012, no single customer accounted for more than 10% of its revenues. For the year ended December 31, 2011, revenue from one customer accounted for 16% of total revenue and no other single customer accounted for more than 10% of total revenue.

Management

Pangaea’s management team consists of senior executive officers and key employees with decades of experience in the commercial, technical, management and financial areas of the logistics and shipping industries. Its Co-Founder and Chief Executive Officer, Edward Coll, has over 35 years of experience in the drybulk shipping industry. Other members of its management team and key employees, Anthony Laura, Claus

Boggild, Christian Bonfils, Mads Boye Petersen, Peter Koken, Robert Seward, Fotis Doussopoulos, and Gianni Del Signore, have an average of more than 25 years of experience in the shipping industry. Pangaea believes its management team is well respected in the drybulk sector of the shipping industry and, over the years, has developed strong commercial relationships with industrial customers and lenders. Pangaea believes that the experience, reputation and background of its management team will continue to be key factors in its success.

Pangaea provides logistics transportation services and commercially manages its fleet primarily from offices in Newport, Rhode Island and Copenhagen, Denmark, as well as from its offices in Rio de Janeiro, Brazil and Singapore. Logistics services and commercial management include identifying cargo for transportation, voyage planning, managing relationships, identifying vessels to charter in, and operating such vessels. The technical management of its owned vessels is performed primarily from its office in Athens, Greece. Pangaea believes in-house technical management of its owned fleet allows it to have better control over costs and maintenance than Pangaea could obtain from third-party managers. Pangaea’s technical management personnel have experience in the complexities of oceangoing vessel operations, including the supervision of maintenance, repairs, improvements, drydocking and crewing.

Operations and Assets

Pangaea is a service business and its customers select it where they believe Pangaea adds and creates value for them. To add value, Pangaea works with its customers to provide a range of logistics services beyond the traditional loading, carriage and discharge of cargoes. For example, Pangaea works with certain customers to review their contractual delivery terms and conditions, permitting those customers to reduce costs and risks while accelerating payments. As another example, one of its customers is heavily dependent upon a port that was insufficiently supported by port pilots for the approach to port. To permit a large expansion of its services for this client, Pangaea formed a separate pilots association to increase the number of available pilots and improve access to the port. As a result of efforts such as these, in some cases Pangaea is the de facto transportation department for certain clients.

Its core offering is the safe, reliable, and timely loading, carriage, and discharge of cargoes for customers. This offering requires identifying customers, agreeing on the terms of service, selecting a vessel to undertake the voyage, working with port personnel to load and discharge cargo, and documenting the transfers of title upon loading or discharge of the cargo. As a result, Pangaea spends significant time and resources to identify and retain customers and source potential cargoes in its areas of operation. To further expand its customer base and potential cargoes, Pangaea has developed expertise in servicing ports and routes subject to severe ice conditions, including the Baltic Sea and the Northern Sea Route. Pangaea’s subsidiary, NBC, is an adviser to the European Commission on Arctic maritime issues.

To support its services, Pangaea operates a fleet of owned vessels which Pangaea technically manages with a dedicated in-house team based in Athens, Greece. As of March 31, 2014, these vessels are described in the table below:

Vessel Name	Type	DWT	Year Built	Yard	Rightship Stars	Type of Employment Charter
Newbuild 6*	Ultramax (Ice Class 1C)	59,000	2016	Oshima Shipbuilding	N/A	N/A
Newbuild 5*	Ultramax (Ice Class 1C)	59,000	2016	Oshima Shipbuilding	N/A	N/A
Newbuild 4*	Panamax (Ice Class 1A)	74,000	2015	Oshima Shipbuilding	N/A	N/A
Newbuild 3*	Panamax (Ice Class 1A)	74,000	2015	Oshima Shipbuilding	N/A	N/A
Newbuild 2*	Panamax (Ice Class 1A)	74,000	2015	Oshima Shipbuilding	N/A	N/A
Newbuild 1*	Panamax (Ice Class 1A)	74,000	2014	Oshima Shipbuilding	N/A	N/A
m/v Nordic Orion	Panamax (Ice Class 1A)	74,603	2011	Oshima Shipbuilding	5 star	NBC(1)
m/v Nordic Odyssey	Panamax (Ice Class 1A)	74,750	2010	Oshima Shipbuilding	5 star	NBC(1)
m/v Bulk Providence**	Handysize	30,193	2007	Hindustan Shipyard	5 star	PBC(2)
m/v Bulk Trident	Supramax	52,514	2006	Tsuneishi Heavy Industries (Cebu)	5 star	PBC(2)
m/v Bulk Newport	Supramax	52,587	2003	Shin Kurushima Toyohashi	5 star	PBC(2)
m/v Bulk Beothuk	Supramax	50,992	2002	Oshima Shipbuilding	4 star	PBC(2)
m/v Bulk Juliana	Supramax	52,510	2001	Shin Kurushima Toyohashi	5 star	PBC(2)
m/v Bulk Pangaea	Panamax	73,700	1999	Sumitomo Shipbuilding	4 star	PBC(2)
m/v Bulk Liberty**	Handymax	46,747	1998	Sanoyas Hishino Meisho Corp.	4 star	PBC(2)
m/v Bulk Patriot	Panamax	70,165	1996	Sumitomo Shipbuilding	4 star	PBC(2)

Vessel Name	Type	DWT	Year Built	Yard	Rightship Stars	Type of Employment Charter
m/v Nordic Bothnia	Handymax (Ice Class 1A)	43,706	1995	Daewoo	4 star	NBC(3)
m/v Nordic Barents	Handymax (Ice Class 1A)	43,702	1995	Daewoo	4 star	NBC(3)
m/v Bulk Discovery	Panamax	69,349	1989	Tsuneishi Shipbuilding	4 star	PBC(2)
m/v Bulk Cajun	Panamax	66,917	1984	Mitsubishi	2 star***	PBC(2)

*	Name to be determined as these vessels are currently under construction and with the expected delivery date listed in the build year column.
**	During the three months ended March 31, 2014, Pangaea identified two vessels as candidates for sale. For more information, please read “Pangaea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
***	4-star status expected by September 2014.
(1)	This vessel is time-chartered to Nordic Bulk Carriers A/S (“NBC”), a wholly-owned subsidiary of Nordic Bulk Holding ApS (“NBH”), a corporation that was duly organized in March 2009 under the laws of Denmark. The primary purpose of NBC is to manage and operate vessels. NBC specializes in ice trading, as well as the carriage of a wide range of commodities, including cement clinker, steel scrap, fertilizers, and grains. Pangaea has a 51% ownership interest in NBH at March 31, 2014. This vessel is chartered at a fixed rate of $15,500, plus 50% of the profit in excess of $15,500.
(2)	This vessel is operated by Pangaea's wholly-owned subsidiary, Phoenix Bulk Carriers (BVI) Ltd. (“PBC”).
(3)	This vessel is operated by NBC. The time-charter rate is currently $7,000 per day, renews on a yearly basis at renegotiated terms, and expires no sooner than December 2019.

Pangaea believes that in-house technical management affords high quality service on attractive terms because of the strong alignment of its technical managers and its commercial and operational objectives. In addition, in-house technical management permits Pangaea to review potential vessel acquisitions quickly and with a clear understanding of its trading requirements as well as high sensitivity to the costs of owning and operating the vessel over time.

Pangaea owns its vessels through separate wholly-owned subsidiaries and through joint venture entities with other owners, which Pangaea consolidates as variable interest entities in its consolidated financial statements. Pangaea’s two Ice-Class 1A Panamax vessels, the m/v Nordic Orion and the m/v Nordic Odyssey, are owned by Nordic Bulk Holding Company Ltd., (“NBHC”), a corporation that was duly organized under the laws of Bermuda. NBHC was established in October 2012, together with a third-party, for the purpose of owning Bulk Nordic Odyssey Ltd. (“Odyssey”) and Bulk Nordic Orion Ltd. (“Orion”) and to invest in additional vessels, through wholly-owned subsidiaries. At March 31, 2014, Pangaea had a one-third ownership interest in NBHC, the remainder of which is owned by third-parties. In February 2014, Bulk Nordic Oshima Ltd. (“Bulk Oshima”) and Bulk Nordic Olympic Ltd. (“Bulk Olympic”) were organized under the laws of Bermuda for the purpose of owning new Ice Class 1A Panamax vessels currently under construction. Bulk Oshima and Bulk Olympic are wholly-owned subsidiaries of NBHC. These vessels are chartered to NBHC at a fixed rate, plus 50% of the profit in excess of the fixed rate. NBHC has contracted for the construction of two additional Ice-Class 1A Panamax vessels from a Japanese shipyard. Pangaea expects to take delivery of these vessels in 2014 and 2015.

Pangaea owns 50% of Nordic Bulk Ventures Holding Company Ltd., (“BVH”), a corporation that was duly organized under the laws of Bermuda. BVH was established in August 2013, together with a third-party, for the purpose of owning Bulk Nordic Five Ltd. (“Five”) and Bulk Nordic Six Ltd. (“Six”). Five and Six are corporations that were duly organized under the laws of Bermuda in November 2013 for the purpose of owning new ultramax newbuildings to be delivered in 2016. At March 31, 2014, Pangaea had a 50% ownership interest in BVH, the remainder of which is owned by a third-party.

The m/v Bulk Cajun is owned 90% by Pangaea and the remaining 10% is owned by certain employees of Seamar through Virginia Holding.

In addition to its owned fleet, Pangaea operates chartered-in Panamax, Supramax, Handymax and Handysize drybulk carriers. On average, over the past three years, Pangaea has owned or employed a fleet of approximately 35 – 50 vessels at any one time. In 2011, Pangaea owned interests in 6 vessels and chartered in an additional 199 for one or more voyages. In 2012, Pangaea owned interests in 8 vessels and chartered in an additional 237 for one or more voyages. In 2013, Pangaea owned interests in 12 vessels and chartered in an additional 215 for one or more voyages. Pangaea generally charters in third-party vessels for periods of less than six months and, in all cases, less than nine months. Chartered-in contracts are negotiated through brokers, who are paid commission on a percentage basis. Pangaea believes that shorter-term charters afford it flexibility to match its variable costs to its customers’ service requirements. Pangaea also believes that this combination of owned and chartered-in vessels helps it to more efficiently match its customer demand than Pangaea could with only owned vessels or an entirely chartered-in fleet. Pangaea does not charter-in any vessels under speculative arrangements.

Corporate Structure

Pangaea is a holding company incorporated under the laws of Bermuda on June 17, 2008. Pangaea owns its vessels through separate wholly-owned subsidiaries and through joint venture entities, which Pangaea consolidates as variable interest entities, incorporated in Bermuda and Denmark. In addition, Pangaea rents office space from an affiliated company of theirs that is formed in Delaware, which Pangaea also consolidates as a variable interest entity. Furthermore, certain of its wholly-owned subsidiaries that are organized in Bermuda, British Virgin Islands, Panama, and Delaware provide it with vessel management services and administrative support.

Pangaea’s principal executive headquarters is located at 109 Long Wharf, Newport, Rhode Island 02840, and its phone number at that address is (401) 846-7790. Pangaea also has offices in Copenhagen, Denmark, Athens, Greece, Rio de Janeiro, Brazil and Singapore. Pangaea’s corporate website address is http://www.pangaeals.com. The information contained on or accessible from its corporate website is not part of this proxy statement/prospectus.

Pangaea’s consolidated subsidiaries are as follows:

Company Name	Country of Organization	Proportion of Ownership Interest
Phoenix Bulk Carriers (BVI) Limited (“PBC”)	British Virgin Islands	100%(A)
Phoenix Bulk Management Bermuda Limited	Bermuda	100%(B)
Americas Bulk Transport (BVI) Limited	British Virgin Islands	100%(C)
Bulk Ocean Shipping (Bermuda) Ltd.	Bermuda	100%(D)
Phoenix Bulk Carriers (US) LLC	Delaware	100%(E)
Allseas Logistics Bermuda Ltd.	Bermuda	100%(F)
Bulk Pangaea Limited (“Bulk Pangaea”)	Bermuda	100%(G)
Bulk Discovery (Bermuda) Ltd. (“Bulk Discovery”)	Bermuda	100%(G)
Bulk Cajun Bermuda Ltd. (“Bulk Cajun”)	Bermuda	90%(G)
Bulk Patriot Ltd. (“Bulk Patriot”)	Bermuda	100%(G)
Bulk Juliana Ltd. (“Bulk Juliana”)	Bermuda	100%(G)
Bulk Trident Ltd. (“Bulk Trident”)	Bermuda	100%(G)
Bulk Atlantic Ltd. (“Bulk Beothuk”)	Bermuda	100%(G)
Bulk Providence Ltd. (“Bulk Providence”)	Bermuda	100%(G)
Bulk Liberty Ltd. (“Bulk Liberty”)	Bermuda	100%(G)
Bulk Phoenix Ltd. (“Bulk Newport”)	Bermuda	100%(G)
Nordic Bulk Barents Ltd. (“Bulk Barents”)	Bermuda	100%(G)
Nordic Bulk Bothnia Ltd. (“Bulk Bothnia”)	Bermuda	100%(G)
Nordic Bulk Carriers A/S (“NBC”)	Denmark	51%(H)
Nordic Bulk Holding ApS (“NBH”)	Denmark	51%(H)
109 Long Wharf LLC (“Long Wharf”)	Delaware	0%(I)

Company Name	Country of Organization	Proportion of Ownership Interest
Bulk Nordic Odyssey Ltd. (“Odyssey”)	Bermuda	33%(G)
Bulk Nordic Orion Ltd. (“Orion”)	Bermuda	33%(G)
Nordic Bulk Holding Company Ltd. (“NBHC”)	Bermuda	33%(J)
Bulk Nordic Five Ltd. (“Five”)	Bermuda	50%(G)
Bulk Nordic Six Ltd. (“Six”)	Bermuda	50%(G)
Nordic Bulk Ventures Holding Company Ltd. (“BVH”)	Bermuda	50%(K)

(A)	The primary purpose of this corporation is to manage and operate ocean going vessels.
(B)	The primary purpose of this entity is to perform certain administrative management functions that have been assigned by PBC.
(C)	The primary purpose of this corporation is to provide logistics services to customers by chartering, managing and operating ships.
(D)	The primary purpose of this corporation is to manage the fuel procurement of the chartered vessels.
(E)	The primary purpose of this corporation is to act as the U.S. administrative agent for Pangaea.
(F)	The primary purpose of this corporation is the Treasury Agent for Pangaea.
(G)	The primary purpose of these entities is owning bulk carriers.
(H)	The primary purpose of NBC is to provide logistics services to customers by chartering, managing and operating ships. NBH is the holding company of NBC.
(I)	109 Long Wharf LLC is a limited liability company owned by the Pangaea security holders that was duly organized under the laws of Delaware for the objective and purpose of holding real estate located in Newport, Rhode Island.
(J)	The primary purpose of this entity is owning bulk carriers through wholly-owned subsidiaries. Pangaea’s interest in Odyssey and Orion is through NBHC.
(K)	The primary purpose of this entity is owning bulk carriers through wholly-owned subsidiaries. Pangaea’s interest in Five and Six is through BVH.

Crewing and Employees

Each of its vessels is crewed with approximately 25 independently contracted officers and crew members and one or more directly contracted officers. Its technical managers are responsible for locating, contracting and retaining qualified officers for its vessels. The crewing agencies handle each crew member’s training, travel and payroll, and ensure that all the crew members on its vessels have the qualifications and licenses required to comply with international regulations and shipping conventions. Pangaea typically mans its vessels with more crew members than are required by the country of the vessel’s flag in order to allow for the performance of routine maintenance duties.

As of May 31, 2014, Pangaea employed 69 shore-based personnel and have approximately 300 independently contracted seagoing personnel on its owned vessels. Of the 69 personnel, 22 are employed in the United States, 25 are employed in Athens, 14 are employed in Copenhagen, 5 are employed in Brazil and 3 are employed in Singapore.

Competition

Pangaea operates in markets that are highly competitive and based primarily on supply and demand for ocean transport of drybulk commodities. Pangaea competes for COAs on the basis of service, price, route history, size, age and condition of the vessel and for charters on the basis of service, price, vessel availability, size, age and condition of the vessel, as well as on its reputation as an owner and operator. Pangaea principally competes with owners and operators of Panamax, Supramax, Handymax and Handysize vessels.

Seasonality

Demand for vessel capacity has historically exhibited seasonal variations and, as a result, fluctuations in charter rates. This seasonality may result in quarter-to-quarter volatility in its operating results. The dry bulk carrier market is typically stronger in the fall and winter months in anticipation of increased consumption of coal and other raw materials in the northern hemisphere during the winter months. In addition, unpredictable weather patterns in these months tend to disrupt vessel scheduling and supplies of certain commodities.

Permits and Authorizations

Pangaea is required by various governmental and quasi-governmental agencies to obtain certain permits and certificates with respect to its vessels. The kinds of permits and certificates required depend upon several factors, including the commodity transported, the waters in which the vessel operates, the nationality of the vessel’s crew and the age of the vessel. Pangaea has been able to obtain all permits and certificates currently required to permit its vessels to operate. Additional laws and regulations, environmental or otherwise, may be adopted which could limit its ability to do business or increase the cost of doing business.

Environmental and Other Regulations

Government regulation significantly affects the ownership and operation of its vessels. Pangaea is subject to international conventions and treaties, national, state and local laws and regulations in force in the countries in which its vessels may operate or are registered relating to safety and health and environmental protection including the storage, handling, emission, transportation and discharge of hazardous and non-hazardous materials, and the remediation of contamination and liability for damage to natural resources. Compliance with such laws, regulations and other requirements entails significant expense, including vessel modifications and implementation of certain operating procedures.

A variety of government and private entities subject Pangaea’s vessels to both scheduled and unscheduled inspections. These entities include the local port authorities (such as the U.S. Coast Guard, harbor master or equivalent), classification societies, flag state administrations (countries of registry) and charterers, particularly terminal operators. Certain of these entities require them to obtain permits, certificates or approvals for the operation of its vessels. Failure to maintain necessary permits, certificates or approvals could require it to incur substantial costs or temporarily suspend the operation of one or more of its vessels.

Pangaea believes that the heightened level of environmental and quality concerns among insurance underwriters, regulators and charterers is leading to greater inspection and safety requirements on all vessels and may accelerate the scrapping of older vessels throughout the dry bulk shipping industry. Increasing environmental concerns have created a demand for vessels that conform to the stricter environmental standards. Pangaea is required to maintain operating standards for all of its vessels that emphasize operational safety, quality maintenance, continuous training of its officers and crews and compliance with United States and international regulations. Pangaea believes that the operation of its vessels is in substantial compliance with applicable environmental laws and regulations and that its vessels have all material permits, certificates or other approvals necessary for the conduct of its operations as of the date of this proxy statement/prospectus. However, because such laws and regulations are frequently changed and may impose increasingly strict requirements, Pangaea cannot predict the ultimate cost of complying with these requirements, or the impact of these requirements on the resale value or useful lives of its vessels. In addition, a future serious marine incident, such as the 2010 Deepwater Horizon oil spill, that results in significant oil pollution or otherwise causes significant adverse environmental impact could result in additional legislation or regulation that could negatively affect Pangaea’s profitability.

The laws and regulations discussed below may not constitute a comprehensive list of all such laws and regulations that are applicable to the operation of its vessels.

International Maritime Organization

The United Nations’ International Maritime Organization, or the IMO, has adopted the International Convention for the Prevention of Marine Pollution from Ships, 1973, as modified by the Protocol of 1978 relating thereto (collectively referred to as MARPOL 73/78 and herein as “MARPOL”). MARPOL entered into force on October 2, 1983. It has been adopted by over 150 nations, including many of the jurisdictions in which its vessels operate. MARPOL sets forth pollution-prevention requirements applicable to drybulk carriers, among other vessels, and is broken into six Annexes, each of which regulates a different source of pollution. Annex I relates to oil leakage or spilling; Annexes II and III relate to harmful substances carried, in bulk, in liquid or packaged form, respectively; and Annexes IV and V relate to sewage and garbage management, respectively. Annex VI, separately adopted by the IMO in September of 1997, relates to air emissions.

Air Emissions

In September of 1997, the IMO adopted Annex VI to MARPOL to address air pollution. Effective May 2005, Annex VI sets limits on nitrogen oxide emissions from ships whose diesel engines were constructed (or underwent major conversions) on or after January 1, 2000. It also prohibits “deliberate emissions” of “ozone depleting substances,” defined to include certain halons and chlorofluorocarbons. “Deliberate emissions” are not limited to times when the ship is at sea; they can for example include discharges occurring in the course of the ship’s repair and maintenance. Emissions of “volatile organic compounds” from certain tankers, and the shipboard incineration (from incinerators installed after January 1, 2000) of certain substances (such as polychlorinated biphenyls (PCBs)) are also prohibited. Annex VI also includes a global cap on the sulfur content of fuel oil (see below).

The IMO’s Marine Environment Protection Committee, or MEPC, adopted amendments to Annex VI on October 10, 2008, which amendments were entered into force on July 1, 2010. The amended Annex VI seeks to further reduce air pollution by, among other things, implementing a progressive reduction of the amount of sulphur contained in any fuel oil used on board ships. As of January 1, 2012, the amended Annex VI required that fuel oil contain no more than 3.50% sulfur (from the current cap of 4.50%). By January 1, 2020, sulfur content must not exceed 0.50%, subject to a feasibility review to be completed no later than 2018.

Sulfur content standards are even stricter within certain “Emission Control Areas”, or ECAs. By July 1, 2010, ships operating within an ECA were not permitted to use fuel with sulfur content in excess of 1.0% (from 1.50%), which will be further reduced to 0.10% on January 1, 2015. Amended Annex VI establishes procedures for designating new ECAs. Currently, the Baltic Sea and the North Sea have been so designated. Effective August 1, 2012, certain coastal areas of North America were designated ECAs, and effective January 1, 2014, applicable areas of the United States Caribbean Sea adjacent to Puerto Rico and the U.S. Virgin Islands were designated ECAs. Ocean-going vessels in these areas are subject to stringent emissions controls and may cause Pangaea to incur additional costs. If other ECAs are approved by the IMO or other new or more stringent requirements relating to emissions from marine diesel engines or port operations by vessels are adopted by the EPA or the states where Pangaea operates, compliance with these regulations could entail significant capital expenditures or otherwise increase the costs of Pangaea’s operations.

As of January 1, 2013, MARPOL made mandatory certain measures relating to energy efficiency for ships. It makes the Energy Efficiency Design Index, or EEDI, for new ships mandatory and the Ship Energy Efficiency Management Plan, or SEEMP, apply to all ships.

Amended Annex VI also establishes new tiers of stringent nitrogen oxide emissions standards for new marine engines, depending on their date of installation. The U.S. Environmental Protection Agency promulgated equivalent (and in some senses stricter) emissions standards in late 2009.

Safety Management System Requirements

The IMO also adopted the International Convention for the Safety of Life at Sea, or SOLAS, and the International Convention on Load Lines, or the LL Convention, which impose a variety of standards that regulate the design and operational features of ships. The IMO periodically revises the SOLAS and LL Convention standards. May 2012 SOLAS amendments entered into force as of January 1, 2014. The Convention on Limitation of Liability for Maritime Claims, or LLMC, was recently amended and the amendments are expected to go into effect on June 8, 2015. The amendments alter the limits of liability for loss of life or personal injury claims and property claims against ship-owners.

The operation of Pangea’s ships is also affected by the requirements set forth in Chapter IX of SOLAS, which sets forth the IMO’s International Management Code for the Safe Operation of Ships and Pollution Prevention, or the ISM Code. The ISM Code requires ship owners and ship managers to develop and maintain an extensive “Safety Management System” that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and describing procedures for dealing with emergencies. Pangaea relies upon the safety management system that Pangaea and its technical manager have developed for compliance with the ISM Code. The failure of a ship owner to comply with the ISM Code may subject such party to increased liability, may decrease available insurance coverage for the affected vessels and may result in a denial of access to, or detention in, certain ports. As of the date of this filing, each of its vessels is ISM code-certified.

The ISM Code requires that vessel operators obtain a safety management certificate, or SMC, for each vessel they operate. This certificate evidences compliance by a vessel’s operators with the ISM Code requirements for a safety management system, or SMS. No vessel can obtain an SMC under the ISM Code unless its manager has been awarded a document of compliance, or DOC, issued in most instances by the vessel's flag state. Pangaea’s appointed ship managers have obtained documents of compliance for their offices and safety management certificates for all of its vessels for which the certificates are required by the IMO. The document of compliance, or the DOC, and ship management certificate, or the SMC, are renewed as required.

International Labor Organization

The International Labor Organization (ILO) is a specialized agency of the UN with headquarters in Geneva, Switzerland. The ILO has adopted the Maritime Labor Convention 2006, or MLC 2006. A Maritime Labor Certificate and a Declaration of Maritime Labor Compliance will be required to ensure compliance with the MLC 2006 for all ships above 500 gross tons in international trade. The MLC 2006 will enter into force one year after 30 countries with a minimum of 33% of the world's tonnage have ratified it. On August 20, 2012, the required number of countries met and MLC 2006 entered into force on August 20, 2013. The ratification of MLC 2006 will require Pangaea to develop new procedures to ensure full compliance with its requirements.

Pollution Control and Liability Requirements

The IMO has negotiated international conventions that impose liability for pollution in international waters and the territorial waters of the signatories to such conventions. For example, the IMO adopted the International Convention for the Control and Management of Ships’ Ballast Water and Sediments, or the BWM Convention, in February 2004. The BWM Convention's implementing regulations call for a phased introduction of mandatory ballast water exchange requirements, to be replaced in time with mandatory concentration limits. The BWM Convention will not enter into force until 12 months after it has been adopted by 30 states, the combined merchant fleets of which represent not less than 35% of the gross tonnage of the world’s merchant shipping tonnage. To date, there has not been sufficient adoption of this standard for it to take force. However, Panama may adopt this standard in the relatively near future, which would be sufficient for it to take force. Upon entry into force of the BWM Convention, mid-ocean ballast exchange would be mandatory for its vessels. The cost of compliance could increase for ocean carriers, and these costs may be material. Pangaea’s vessels would be required to be equipped with a ballast water treatment system that meets mandatory concentration limits not later than the first intermediate or renewal survey, whichever occurs first, after the anniversary date of delivery of the vessel in 2014, for vessels with ballast water capacity of 1500 – 5000 cubic meters, or after such date in 2016, for vessels with ballast water capacity of greater than 5000 cubic meters. If mid-ocean ballast exchange or ballast water treatment requirements become mandatory, the cost of compliance could increase for ocean carriers. Although Pangaea does not believe the costs of compliance with mandatory mid-ocean ballast exchange would be material, it is difficult to predict the overall impact of such a requirement on its operations.

The IMO adopted the International Convention on Civil Liability for Bunker Oil Pollution Damage, or the Bunker Convention, to impose strict liability on ship owners for pollution damage in jurisdictional waters of ratifying states caused by discharges of bunker fuel. The Bunker Convention requires registered owners of ships over 1,000 gross tons to maintain insurance for pollution damage in an amount equal to the limits of liability under the applicable national or international limitation regime (but not exceeding the amount calculated in accordance with the Convention on Limitation of Liability for Maritime Claims of 1976, as amended). With respect to non-ratifying states, liability for spills or releases of oil carried as fuel in ship’s bunkers typically is determined by the national or other domestic laws in the jurisdiction where the events or damages occur.

In March 2006, the IMO amended Annex I to MARPOL, including a new regulation relating to oil fuel tank protection, which became effective August 1, 2007. The new regulation applies to various ships delivered on or after August 1, 2010. It includes requirements for the protected location of the fuel tanks, performance standards for accidental oil fuel outflow, a tank capacity limit and certain other maintenance, inspection and engineering standards.

Noncompliance with the ISM Code or other IMO regulations may subject Pangaea to increased liability, lead to decreases in available insurance coverage for affected vessels or result in the denial of access to, or detention in, some ports. As of the date of this report, each of Pangaea’s vessels is ISM Code certified. However, there can be no assurance that such certificate will be maintained.

The IMO continues to review and introduce new regulations. It is impossible to predict what additional regulations, if any, may be passed by the IMO and what effect, if any, such regulations might have on Pangaea’s operations.

The U.S. Oil Pollution Act of 1990 and Comprehensive Environmental Response, Compensation and Liability Act

OPA established an extensive regulatory and liability regime for the protection and cleanup of the environment from oil spills. OPA affects all “owners and operators” whose vessels trade with the United States, its territories and possessions or whose vessels operate in United States waters, which includes the United States’ territorial sea and its 200 nautical mile exclusive economic zone around the United States. The United States has also enacted the Comprehensive Environmental Response, Compensation and Liability Act, or CERCLA, which applies to the discharge of hazardous substances other than oil, whether on land or at sea. OPA and CERCLA both define “owner and operator” in the case of a vessel as any person owning, operating or chartering by demise, the vessel. Both OPA and CERCLA impact Pangaea’s operations.

Under OPA, vessel owners and operators are “responsible parties” and are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from discharges or threatened discharges of oil from their vessels. OPA defines these other damages broadly to include:

•	injury to, destruction or loss of, or loss of use of, natural resources and related assessment costs;

•	injury to, or economic losses resulting from, the destruction of real and personal property;
•	net loss of taxes, royalties, rents, fees or net profit revenues resulting from injury, destruction or loss of real or personal property, or natural resources;
•	loss of subsistence use of natural resources that are injured, destroyed or lost;
•	lost profits or impairment of earning capacity due to injury, destruction or loss of real or personal property or natural resources; and
•	net cost of increased or additional public services necessitated by removal activities following a discharge of oil, such as protection from fire, safety or health hazards, and loss of subsistence use of natural resources.

OPA contains statutory caps on liability and damages; such caps do not apply to direct cleanup costs. Effective July 31, 2009, the U.S. Coast Guard adjusted the limits of OPA liability for non-tank vessels (e.g. drybulk) to the greater of $1,000 per gross ton or $854,400 (subject to periodic adjustment for inflation). These limits of liability do not apply if an incident was proximately caused by the violation of an applicable U.S. federal safety, construction or operating regulation by a responsible party (or its agent, employee or a person acting pursuant to a contractual relationship), or a responsible party’s gross negligence or willful misconduct. The limitation on liability similarly does not apply if the responsible party fails or refuses to (i) report the incident where the responsibility party knows or has reason to know of the incident; (ii) reasonably cooperate and assist as requested in connection with oil removal activities; or (iii) without sufficient cause, comply with an order issued under the Federal Water Pollution Act (Section 311 (c), (e)) or the Intervention on the High Seas Act.

CERCLA contains a similar liability regime whereby owners and operators of vessels are liable for cleanup, removal and remedial costs, as well as damages for injury to, or destruction or loss of, natural resources, including the reasonable costs associated with assessing same, and health assessments or health effects studies. There is no liability if the discharge of a hazardous substance results solely from the act or omission of a third party, an act of God or an act of war. Liability under CERCLA is limited to the greater of $300 per gross ton or $5.0 million for vessels carrying a hazardous substance as cargo and the greater of $300 per gross ton or $500,000 for any other vessel. These limits do not apply (rendering the responsible person liable for the total cost of response and damages) if the release or threat of release of a hazardous substance resulted from willful misconduct or negligence, or the primary cause of the release was a violation of applicable safety, construction or operating standards or regulations. The limitation on liability also does not apply if the responsible person fails or refused to provide all reasonable cooperation and assistance as requested in connection with response activities where the vessel is subject to OPA.

OPA and CERCLA both require owners and operators of vessels to establish and maintain with the U.S. Coast Guard evidence of financial responsibility sufficient to meet the maximum amount of liability to which the particular responsible person may be subject. Vessel owners and operators may satisfy their financial responsibility obligations by providing a proof of insurance, a surety bond, qualification as a self-insurer or a guarantee.

The 2010 Deepwater Horizon oil spill in the Gulf of Mexico may also result in additional regulatory initiatives or statutes, including the raising of liability caps under OPA. Compliance with any new requirements of OPA may substantially impact Pangaea’s cost of operations or require it to incur additional expenses to comply with any new regulatory initiatives or statutes. Additional legislation or regulations applicable to the operation of its vessels that may be implemented in the future could adversely affect its business.

Pangaea currently maintains pollution liability coverage insurance in the amount of $1.0 billion per incident for each of Pangaea’s vessels. If the damages from a catastrophic spill were to exceed Pangaea’s insurance coverage it could have an adverse effect on its business and results of operation.

OPA specifically permits individual states to impose their own liability regimes with regard to oil pollution incidents occurring within their boundaries, provided they accept, at a minimum, the levels of liability established under OPA and some states have enacted legislation providing for unlimited liability for oil spills. In some cases, states which have enacted such legislation have not yet issued implementing regulations defining vessel owners’ responsibilities under these laws. Pangaea intends to comply with all applicable state regulations in the ports where its vessels call. Pangaea believes that it is in substantial compliance with all applicable existing state requirements. In addition, Pangaea intends to comply with all future applicable state regulations in the ports where its vessels call.

Other Environmental Initiatives

The U.S. Clean Water Act, or CWA, prohibits the discharge of oil, hazardous substances and ballast water in U.S. navigable waters unless authorized by a duly-issued permit or exemption, and imposes strict liability in the form of penalties for any unauthorized discharges. The CWA also imposes substantial liability for the costs of removal, remediation and damages and complements the remedies available under OPA and CERCLA. Furthermore, many U.S. states that border a navigable waterway have enacted environmental pollution laws that impose strict liability on a person for removal costs and damages resulting from a discharge of oil or a release of a hazardous substance. These laws may be more stringent than U.S. federal law.

The EPA regulates the discharge of ballast water and other substances in U.S. waters under the CWA. EPA regulations require vessels 79 feet in length or longer (other than commercial fishing and recreational vessels) to comply with a Vessel General Permit authorizing ballast water discharges and other discharges incidental to the operation of vessels. The Vessel General Permit imposes technology and water-quality based effluent limits for certain types of discharges and establishes specific inspection, monitoring, recordkeeping and reporting requirements to ensure the effluent limits are met. On March 28, 2013, the EPA re-issued the VGP for another five years, which took effect December 19, 2013. The 2013 VGP contains numeric ballast water discharge limits for most vessels to reduce the risk of invasive species in US waters, more stringent requirements for exhaust gas scrubbers and the use of environmentally acceptable lubricants.

U.S. Coast Guard regulations adopted under the U.S. National Invasive Species Act, or NISA, also impose mandatory ballast water management practices for all vessels equipped with ballast water tanks entering or operating in U.S. waters. As of June 21, 2012, the U.S. Coast Guard implemented revised regulations on ballast water management by establishing standards on the allowable concentration of living organisms in ballast water discharged from ships in U.S. waters. The revised ballast water standards are consistent with those adopted by the IMO in 2004. Compliance with the EPA and the U.S. Coast Guard regulations could require the installation of certain engineering equipment and water treatment systems to treat ballast water before it is discharged or the implementation of other port facility disposal arrangements or procedures at potentially substantial cost, or may otherwise restrict its vessels from entering U.S. waters.

European Union Regulations

In October 2009, the European Union amended a directive to impose criminal sanctions for illicit ship-source discharges of polluting substances, including minor discharges, if committed with intent, recklessly or with serious negligence and the discharges, individually or in the aggregate result in deterioration of the quality of water. Aiding and abetting the discharge of a polluting substance may also lead to criminal penalties. Member States were required to enact laws or regulations to comply with the directive by the end of 2010. Criminal liability for pollution may result in substantial penalties or fines and increased civil liability claims. The directive applies to all types of vessels, irrespective of their flag, but certain exceptions apply to warships or where human safety or that of the ship is in danger.

The European Union has adopted several regulations and directives requiring, among other things, more frequent inspections of high-risk ships, as determined by type, age, and flag as well as the number of times the ship has been detained. The European Union also adopted and then extended a ban on substandard ships and enacted a minimum ban period and a definitive ban for repeated offenses. The regulation also provided the European Union with greater authority and control over classification societies, by imposing more requirements on classification societies and providing for fines or penalty payments for organizations that failed to comply.

With effect from January 1, 2010, Directive 2005/33/EC of the European Parliament and of the Council of July 6, 2005, amending Directive 1999/32/EC came into force. The objective of the directive is to reduce emission of sulfur dioxide and particulate matter caused by the combustion of certain petroleum derived fuels.

The directive imposes limits on the sulfur content of such fuels as a condition of their use within a Member State territory. The maximum sulfur content for marine fuels used by inland waterway vessels and ships at berth in ports in EU countries after January 1, 2010, is 0.10% by mass. As of January 1, 2015, all vessels operating within Emissions Control Areas, or ECAs, worldwide must comply with 0.1% sulfur requirements. Currently, the only grade of fuel meeting 0.1% sulfur content requirement is low sulfur marine gas oil, or LSMGO. As of July 1, 2010, the reduction of applicable sulfur content limits in the North Sea, the Baltic Sea and the English Channel Sulfur Control Areas will be 0.1%. Pangaea does not expect that it will be required to modify any of its vessels to meet any of the foregoing low sulfur fuel requirements. On July 15, 2011, the European Commission also adopted a proposal for an amendment to Directive 1999/32/EC which would align requirements with those imposed by the revised MARPOL Annex VI which introduced stricter sulfur limits.

Greenhouse Gas Regulation

Currently, the emissions of greenhouse gases from international shipping are not subject to the Kyoto Protocol to the United Nations Framework Convention on Climate Change, which entered into force in 2005 and pursuant to which adopting countries have been required to implement national programs to reduce greenhouse gas emissions. However, in July 2011, MEPC adopted two new sets of mandatory requirements to address greenhouse gas emissions from ships that entered into force in January 2013. Currently operating ships will be required to develop Ship Energy Efficiency Management Plans, and minimum energy efficiency levels per capacity mile, outlined in the Energy Efficiency Design Index, will apply to new ships. These requirements could cause Pangaea to incur additional compliance costs. The IMO is also planning to implement market-based mechanisms to reduce greenhouse gas emissions from ships at an upcoming MEPC session. The European Union has indicated that it intends to propose an expansion of the existing European Union emissions trading scheme to include emissions of greenhouse gases from marine vessels, and in January 2012 the European Commission launched a public consultation on possible measures to reduce greenhouse gas emissions from ships. In the United States, the EPA has issued a finding that greenhouse gases endanger the public health and safety and has adopted regulations to limit greenhouse gas emissions from certain mobile sources and large stationary sources. Although the mobile source emissions regulations do not apply to greenhouse gas emissions from vessels, such regulation of vessels is foreseeable, and the EPA has in recent years received petitions from the California Attorney General and various environmental groups seeking such regulation. Any passage of climate control legislation or other regulatory initiatives by the IMO, European Union, the U.S. or other countries where Pangaea operates, or any treaty adopted at the international level to succeed the Kyoto Protocol, that restrict emissions of greenhouse gases could require Pangaea to make significant financial expenditures which Pangaea cannot predict with certainty at this time.

Vessel Security Regulations

Since the terrorist attacks of September 11, 2001 in the United States, there have been a variety of initiatives intended to enhance vessel security such as the Maritime Transportation Security Act of 2002, or MTSA. To implement certain portions of the MTSA, in July 2003, the U.S. Coast Guard issued regulations requiring the implementation of certain security requirements aboard vessels operating in waters subject to the jurisdiction of the United States. The regulations also impose requirements on certain ports and facilities, some of which are regulated by the U.S. Environmental Protection Agency, or the EPA.

Similarly, in December 2002, amendments to SOLAS created a new chapter of the convention dealing specifically with maritime security. The new Chapter V became effective in July 2004 and imposes various detailed security obligations on vessels and port authorities, and mandates compliance with the International Ship and Port Facilities Security Code, or the ISPS Code. The ISPS Code is designed to enhance the security of ports and ships against terrorism. To trade internationally, a vessel must attain an International Ship Security Certificate, or ISSC, from a recognized security organization approved by the vessel’s flag state. Among the various requirements are:

•	on-board installation of automatic identification systems to provide a means for the automatic transmission of safety-related information from among similarly equipped ships and shore stations, including information on a ship’s identity, position, course, speed and navigational status;
•	on-board installation of ship security alert systems, which do not sound on the vessel but only alert the authorities on shore;

•	the development of vessel security plans;
•	ship identification number to be permanently marked on a vessel’s hull;
•	a continuous synopsis record kept onboard showing a vessel’s history including the name of the ship, the state whose flag the ship is entitled to fly, the date on which the ship was registered with that state, the ship’s identification number, the port at which the ship is registered and the name of the registered owner(s) and their registered address; and
•	compliance with flag state security certification requirements.

Ships operating without a valid certificate may be detained at port until it obtains an ISSC, or it may be expelled from port, or refused entry at port.

Furthermore, additional security measures could be required in the future which could have a significant financial impact on Pangaea. The U.S. Coast Guard regulations, intended to be aligned with international maritime security standards, exempt non-U.S. vessels from MTSA vessel security measures, provided such vessels have on board a valid ISSC that attests to the vessel's compliance with SOLAS security requirements and the ISPS Code.

Pangaea intends to implement the various security measures addressed by MTSA, SOLAS and the ISPS Code, and Pangaea intends that its fleet will comply with applicable security requirements. Pangaea has implemented the various security measures addressed by the MTSA, SOLAS and the ISPS Code.

Inspection by Classification Societies

Every oceangoing vessel must be “classed” by a classification society. The classification society certifies that the vessel is “in class,” signifying that the vessel has been built and maintained in accordance with the rules of the classification society and complies with applicable rules and regulations of the vessel's country of registry and the international conventions of which that country is a member. In addition, where surveys are required by international conventions and corresponding laws and ordinances of a flag state, the classification society will undertake them on application or by official order, acting on behalf of the authorities concerned.

The classification society also undertakes on request other surveys and checks that are required by regulations and requirements of the flag state. These surveys are subject to agreements made in each individual case and/or to the regulations of the country concerned.

For maintenance of the class certification, regular and extraordinary surveys of hull, machinery, including the electrical plant, and any special equipment classed are required to be performed as follows:

•	Annual Surveys: For seagoing ships, annual surveys are conducted for the hull and the machinery, including the electrical plant, and where applicable for special equipment classed, within three months before or after each anniversary date of the date of commencement of the class period indicated in the certificate.
•	Intermediate Surveys: Extended annual surveys are referred to as intermediate surveys and typically are conducted two and one-half years after commissioning and each class renewal. Intermediate surveys are to be carried out at or between the occasion of the second or third annual survey.
•	Class Renewal Surveys: Class renewal surveys, also known as special surveys, are carried out for the ship’s hull, machinery, including the electrical plant, and for any special equipment classed, at the intervals indicated by the character of classification for the hull. At the special survey, the vessel is thoroughly examined, including audio-gauging to determine the thickness of the steel structures. Should the thickness be found to be less than class requirements, the classification society would prescribe steel renewals. The classification society may grant a one-year grace period for completion of the special survey. Substantial amounts of money may have to be spent for steel renewals to pass a special survey if the vessel experiences excessive wear and tear. In lieu of the special survey every four or five years, depending on whether a grace period was granted, a shipowner has the option of arranging with the classification society for the vessel’s hull or machinery to be on a continuous survey cycle, in which every part of the vessel would be surveyed within a five-year cycle. Upon a shipowner’s request, the surveys required for class renewal may be split according to an agreed schedule to extend over the entire period of class. This process is referred to as continuous class renewal.

All areas subject to survey as defined by the classification society are required to be surveyed at least once per class period, unless shorter intervals between surveys are prescribed elsewhere. The period between two subsequent surveys of each area must not exceed five years.

Most vessels are also drydocked every 30 to 36 months for inspection of the underwater parts and for repairs related to inspections. If any defects are found, the classification surveyor will issue a recommendation which must be rectified by the ship owner within prescribed time limits. Pangaea expects to drydock 4 vessels, 5 vessels and 3 vessels during 2014, 2015 and 2016, respectively, at an aggregate anticipated cost of $3.1 million, $4.8 million, and $2.3 million, respectively, not including any unanticipated repairs. Pangaea estimates that drydocking a vessel is typically for a period of 2 to 15 days, depending on the size and condition of the vessel.

Most insurance underwriters make it a condition for insurance coverage that a vessel be certified as “in class” by a classification society which is a member of the International Association of Classification Societies. All of Pangaea’s vessels are certified as being “in class” either by Det Norske Veritas, Nippon Kaiji Kiokai or Bureau Veritas. All new and second hand vessels that Pangaea purchases must be certified prior to their delivery under its standard purchase contracts and memorandum of agreement. For the second hand vessels, the same is verified by a Class Maintenance Certificate issued within 72 hours prior to delivery. If the vessel is not certified on the date of closing, Pangaea has the option to cancel the agreement due to Seller’s default and not take delivery of the vessel.

Risk of Loss and Insurance

General

The operation of any dry bulk vessel includes risks such as mechanical failure, collision, property loss, cargo loss or damage and business interruption due to political circumstances in foreign countries, hostilities and labor strikes. In addition, there is always an inherent possibility of marine disaster, including oil spills (e.g. fuel oil) and other environmental mishaps, and the liabilities arising from owning and operating vessels in international trade. OPA, which imposes virtually unlimited liability upon owners, operators and demise charterers of vessels trading in the United States exclusive economic zone for certain oil pollution accidents in the United States, has made liability insurance more expensive for ship owners and operators trading in the U.S. market.

While Pangaea maintains hull and machinery insurance, war risks insurance, protection and indemnity cover and freight, demurrage and defense cover for its operating fleet in amounts that Pangaea believes to be prudent to cover normal risks in its operations, Pangaea may not be able to achieve or maintain this level of coverage throughout a vessel’s useful life. Furthermore, while Pangaea believes that its current insurance coverage is adequate, not all risks can be insured, and there can be no guarantee that any specific claim will be paid, or that Pangaea will always be able to obtain adequate insurance coverage at reasonable rates.

Hull & Machinery and War Risks Insurance

Pangaea maintains marine hull and machinery and war risks insurances, which cover the risk of actual or constructive total loss for all of its vessels. Its vessels are each covered up to at least their fair market value with a deductible of $100,000 per vessel per incident.

Protection and Indemnity Insurance

Protection and indemnity insurance is a form of mutual indemnity insurance and is provided by mutual protection and indemnity associations, or P&I Associations, which insure Pangaea’s third party liabilities in connection with its shipping activities. This includes third-party liability and other related expenses resulting from the injury, illness or death of crew, passengers and other third parties, the loss or damage to cargo, claims arising from collisions with other vessels, damage to other third-party property, pollution arising from oil or other substances and salvage, towing and other related costs, including wreck removal. Subject to the “capping” discussed below, Pangaea’s coverage, except for pollution, is unlimited.

Pangaea’s current protection and indemnity insurance coverage for pollution is $1.0 billion per vessel per incident. The 13 P&I Associations that comprise the International Group insure approximately 90% of the world’s commercial tonnage and have entered into a pooling agreement to reinsure each association’s liabilities. As a member of a P&I Association, which is a member of the International Group, Pangaea is subject to calls payable to the associations based on the group’s claim records as well as the claim records of all other members of the individual associations and members of the pool of P&I Associations comprising the International Group.

Properties

Pangaea leases office space at 109 Long Wharf, Newport, Rhode Island 02840 and leases office space in Copenhagen, Athens, Rio de Janeiro and Singapore.

Legal Proceedings

Pangaea is not and has not been involved in any legal proceedings which may have, or have had, a significant effect on its business, financial position and results of operations or liquidity, nor are Pangaea aware of any proceedings that are pending or threatened which may have a significant effect on its business, financial position, results of operations, or liquidity. From time to time, Pangaea may be subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Pangaea expects that these claims would be covered by insurance, subject to customary deductibles. Any such claims, even if lacking merit, could result in the expenditure of managerial resources and materially adversely affect its business, financial condition and results of operations.

Exchange Controls

The Bermuda Monetary Authority, or the BMA, must give permission for all issuances and transfers of securities of a Bermuda exempted company like Pangaea, unless the proposed transaction is exempted by the BMA’s written general permissions. Pangaea intends to apply for general permission from the BMA to issue any unissued common shares and for the free transferability of its common shares as long as its common shares are listed on an “appointed stock exchange.” Pangaea expects to apply to list its common shares on the NASDAQ Global Select Market, which is an “appointed stock exchange.” Upon such listing, a general permission issued by the BMA in response to its application would result in its common shares being freely transferable among persons who are residents and non-residents of Bermuda.

Although Pangaea is incorporated in Bermuda, Pangaea is classified as a non-resident of Bermuda for exchange control purposes by the BMA. Other than transferring Bermuda Dollars out of Bermuda, there are no restrictions on its ability to transfer funds into and out of Bermuda or to pay dividends in currency other than Bermuda Dollars to U.S. residents (or other non-residents of Bermuda) who are holders of its common shares.

In accordance with Bermuda law, share certificates may be issued only in the names of corporations, individuals or legal persons. In the case of an applicant acting in a special capacity (for example, as an executor or trustee), certificates may, at the request of the applicant, record the capacity in which the applicant is acting. Notwithstanding the recording of any such special capacity, Pangaea is not bound to investigate or incur any responsibility in respect of the proper administration of any such estate or trust.

Pangaea will take no notice of any trust applicable to any of its shares or other securities whether or not Pangaea had notice of such trust.

INDUSTRY AND MARKET CONDITIONS

All the information and data presented in this section, including the analysis of the various sectors of the dry bulk shipping industry has been provided by Drewry. Drewry has advised that the statistical and graphical information contained herein is drawn from its database and other sources. In connection therewith, Drewry has advised that: (a) certain information in Drewry’s database is derived from estimates or subjective judgments; (b) the information in the databases of other maritime data collection agencies may differ from the information in Drewry’s database; (c) while Drewry has taken reasonable care in the compilation of the statistical and graphical information and believes it to be accurate and correct, data compilation is subject to limited audit and validation procedures.

Market Overview

Ocean going vessels represent the most efficient and often the only means of transporting large volumes of dry cargos over long distances. Dry bulk cargo includes both major and lesser commodities such as coal, iron ore, grain, bauxite, cement clinker, and limestone. Dry bulk trade is influenced by the underlying demand for the dry bulk commodities which in turn is influenced by the global economic activity.

The world’s fleet of vessels dedicated to carrying dry bulk cargoes is generally divided into six major categories, based on a vessel’s cargo carrying capacity. These categories are: Handysize, Supramax, Panamax, Post Panamax, Capesize and Very Large Ore Carrier. Certain routes and geographies are less accessible to certain vessel sizes. For example, Panamax and Supramax vessels are the main dry bulk vessel types deployed in the Baltic due to draft restrictions. Similarly, the main dry bulk vessel size deployed on the Northern Sea Route (NSR) along the coast of Russia is Panamax.

The supply of dry bulk shipping capacity is determined by the size of the existing fleet, the number of new vessels on order, the scrapping of older vessels and the number of vessels out of active service. As of April 30, 2014, the world fleet of dry bulk carriers consisted of 10,053 vessels, totalling 734 million dwt in capacity. In recent years, the average carrying capacity of new dry bulk vessels has been increasing and the current global dry bulk vessel orderbook represents 21.0% of the existing fleet. Additionally, from 2008 to 2013 there was a marked increase in scrapping activity.

Within the larger set of dry cargo vessels, ice class vessels are vessels that are strengthened to navigate on waters subject to ice conditions. The most commonly used standard, set by FSICR, categorizes ice class vessels as 1AS, 1A, 1B and 1C in order of strength from high to low. As of April 30, 2014, there were 887 ice class vessels with 33.8 million dwt of capacity, representing 4.6% of the global dry bulk fleet. Vessels with 1AS and 1A classes represented 0.02% and 0.16% of the global dry bulk fleet by capacity, respectively.

Dry bulk vessels are employed through a number of different chartering options. The most common ones are time charters, spot charters, and voyage charters. Historically, charter rates have been volatile driven by the underlying balance between vessel supply and demand. Since 2011, rates have generally been low as result of the gap between dry bulk carrier demand and supply. Ice class vessels, when operating in ice-bound areas, usually command a rate premium to conventional trades.

Dry Bulk Shipping — the Main Participants

In the dry bulk shipping industry there are multiple functions, with individual parties carrying out one or more of such functions. In general, the principal functions within dry bulk shipping are as follows:

•	Ship Owner or Registered Owner — Generally, this is the company retaining the legal title of ownership over a vessel.
•	Ship Operator — Generally, this is the company seeking to generate profit either through the chartering of ships they own or charter-in to others or the transportation of cargoes. Those companies focusing on the transportation of cargoes will likely enter into charters to others but those companies focusing on chartering ships to others only infrequently act to carry cargoes for customers.

•	Shipmanager/Commercial Manager — This is a company designated to be responsible for the day to day commercial running of the ship and the best contact for the ship regarding commercial matters, including post fixture responsibilities, such as laytime, demurrage, insurance and charter clauses. These companies undertake the activities of ship operators but, unlike a ship operator, they do not own or charter-in the vessels at their own risk.
•	Technical Manager — This is a company specifically responsible for the technical operation and technical superintendence of a ship. This company may also be responsible for purchases regarding the fleet, such as repairs, spares, re-engining, surveys, dry-docking, etc.
•	Cargo Owner — This is normally a producer (e.g., a miner), consumer (e.g., a steel mill) or trading house who requires transportation of cargo by a cargo focused ship operator.

There are several different types of hire arrangements within the dry bulk sector and these arrangements allocate the responsibility for costs to these market participants (see the chart below).

Allocation of Costs Under Different Types of Charter

The Freight Market

Dry bulk vessels are employed in the market through a number of different chartering options. The general terms typically found in these types of contracts are described below.

•	Time Charter. A charter under which the vessel owner (or “tonnage provider”) is paid charterhire on a per-day basis for a specified period of time. Typically, the shipowner receives semi-monthly charterhire payments on a U.S. dollar-per-day basis and is responsible for providing the crew and paying vessel operating expenses while the charterer is responsible for paying the voyage expenses and additional voyage insurance. The ship owner is also responsible for the vessel’s intermediate and special survey (heavy mandatory maintenance) costs. Under time charters, including trip time charters, the charterer pays voyage expenses such as port, canal and fuel costs and bunkers.
•	Trip Charter. A time charter for a trip to carry a specific cargo from a load port to a discharge port at a set daily rate.
•	Voyage Charter. A charter to carry a specific amount and type of cargo on a load-port to discharge-port basis, subject to various cargo handling terms. Most of these charters are of a single voyage nature, as trading patterns do not encourage round trip voyage trading. The service provider receives payment based on a price per ton of cargo loaded on board. The service provider is responsible for the payment of all voyage and operating expenses, as well as the costs of owning or hiring the vessel.
•	Spot Charter. A spot charter generally refers to a voyage charter or a trip charter, which generally last from 10 days to three months.
•	Contract of Affreightment. A contract of affreightment, or CoA, relates to the carriage of multiple cargoes over the same route and enables the service provider to nominate different vessels to perform the individual voyages. Essentially, it constitutes a series of voyage charters to carry a specified amount of cargo during the term of the CoA, which usually spans a number of months or years. Freight normally is agreed on a U.S. dollar-per-ton carried basis with bunker adjustments.
•	Bareboat Charter. A bareboat charter involves the use of a vessel usually over longer periods of time ranging over several years. In this case, all voyage related costs, mainly vessel fuel and port dues, as well as all vessel operating expenses, such as day-to-day operations, maintenance, crewing and insurance, are for the charterer’s account. The owner of the vessel receives monthly charterhire payments on a U.S. dollar per day basis and is responsible only for the payment of capital costs related to the vessel. A bareboat charter is also known as a “demise charter” or a “time charter by demise.”

Charter Rates

As noted above, at its simplest level, the bulk carrier market operates at two levels — period and spot. The latter sees ships regularly open for new business and so most frequently exposed to the immediate volatility of market sentiment. The former sees the charter commitment and income stream fixed over a period.

In the time charter market, rates vary depending on the length of the charter period and vessel specific factors such as age, speed, size and fuel consumption. In the voyage charter market, rates are influenced by cargo size, commodity, port dues and canal transit fees, as well as delivery and redelivery regions.

In general, a larger cargo size is quoted at a lower rate per ton than a smaller cargo size. Routes with costly ports or canals generally command higher rates. Voyages loading from a port where vessels usually discharge cargo, or discharging at a port where vessels usually load cargo, are generally quoted at lower rates. These voyages are known as “backhaul” voyages.

In some cases charters will include an additional payment known as a ballast bonus. A ballast bonus is a lump sum payment made to a shipowner or operator (by the charterer) as compensation for delivering a ship in a particular loading region of the world. For a ship to enter a loading region an empty (ballast leg) maybe required because there are no inbound cargoes. Normally the charterer will pay for this leg. The ballast bonus should reflect the cost of the empty ballast in terms of time and fuel. A typical fixture that involves a ballast bonus might be expressed as “freight hire of US$20,000 per day, plus a ballast bonus of US$280,000 lump sum”.

Within the dry bulk shipping industry, the freight rate indices issued by the Baltic Exchange in London are the references most likely to be monitored. These references are based on actual charter hire rates under charters entered into by market participants as well as daily assessments provided to the Baltic Exchange by a panel of major shipbrokers. The Baltic Exchange, an independent organization comprising shipbrokers, shipping companies and other shipping players, provides daily independent shipping market information and has created freight rate indices reflecting the average freight rates (that incorporate actual business concluded as well as daily assessments provided to the exchange by a panel of independent shipbrokers) for the major bulk vessel trading routes. These indices include the Baltic Panamax Index, or BPI, the index with the longest history and, more recently, the Baltic Capesize Index, or BCI. The following chart details the movement of the BPI, BCI, Baltic Supramax Index (BSI) and Baltic Handysize Index (BHSI).

Baltic Exchange Freight Indices: 2000 to 2014 (Index Points)

*	The BSI is included from January 7, 2005, and the BHSI from 23 May, 2006, the dates of their initial calculations.

Source: Baltic Exchange

Charter (or hire) rates paid for dry bulk vessels are generally a function of the underlying balance between vessel supply and demand. Over the past 25 years, dry bulk cargo charter rates have passed through cyclical phases and changes in vessel supply and demand have created a pattern of rate “peaks” and “troughs,” which can be seen from the chart above. Generally, spot/voyage charter rates will be more volatile than time charter rates, as they reflect short term movements in demand and market sentiment.

From early 2006 until the middle of 2008, rates for all sizes of dry bulk vessels increased significantly and in most cases reached record levels. However, the severe downturn in the global economy in the second half of 2008 and the collapse in demand for dry bulk vessels led rates to plummet to record lows. Since the early part of 2009 rates have been volatile, but they gradually recovered from the market lows, with further improvements taking place in the first half of 2010, before leveling out in the second half of the 2010. From 2011 to late 2013 rates were generally weak as result of the increasing gap between dry bulk carrier demand and supply.

The following table indicates the trend in one year time charter rates for Capesize, Panamax, Supramax and Handysize class vessels between 2003 and April 2014.

One Year Time Charter Rates: 2003 to 2014
(U.S. Dollars per Day)

Source: Drewry

The index assumes a modern vessel with typical characteristics as its benchmark. For example, the Baltic Indices each have their own standard model ship. It is unusual for vessels to earn premium rates above the level set by the notional modern ship. However, a premium could be available if the ship can claim to be more fuel-efficient than a typical modern vessel. The norm is that other (lesser) ships take a discount to the market. Age is a notable factor influencing such discounts. Poor fuel consumption could be another.

New generation vessels with fuel-efficient designs are an emerging feature of the market. What has yet to become fully clear is how many of the advantages claimed are real as opposed to shipbuilders’ hype. Improved engines and propulsion systems are a factor. In addition, hull coatings and anti-fouling features also have an impact on fuel efficiency.

Recent research has suggested that fuel-efficient bulk carriers could achieve an advantage of about 4 – 6 tonnes of fuel oil per day. Whether this is achievable across all ship sizes is not yet clear. However, with established fuel oil prices already high — and a sizeable premium likely for low sulphur versions, fuel efficiency is a significant benefit.

Vessels with ice class notation do not usually operate in harsh conditions throughout the year. However, during the period when the vessel operates in demanding conditions, the charter rates are usually at a premium to conventional trades.

World Seaborne Dry Bulk Trade

The following table presents the breakdown of global seaborne dry bulk trade by main type of cargo between 2003 and 2013.

World Seaborne Dry Bulk Trade: 2003 to 2013

	Seaborne Trade – Million Tons											% Total Trade
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2003	2013
Major Bulks
Coal	619	650	675	769	833	830	939	973	1,036	1,142	1,263	26.2	31.7
Iron Ore	580	644	715	759	823	886	955	1,048	1,127	1,180	1,297	24.5	32.6
Grain	211	208	212	221	228	235	235	243	247	266	270	8.9	6.8
Total Major Bulks	1,410	1,502	1,602	1,749	1,884	1,951	2,129	2,264	2,410	2,588	2,830	59.6	71.1
Minor Bulks	957	1,000	1,000	927	960	975	940	981	1,073	1,133	1,149	40.4	28.9
Total Dry Bulks	2,367	2,502	2,602	2,676	2,844	2,926	3,069	3,245	3,483	3,721	3,979	100.0	100.0

Source: Drewry

In general, the supply of and demand for seaborne transportation capacity are the primary drivers of charter rates and values for all vessels. Larger vessels exhibit higher charter rate and vessel value volatility compared with smaller vessels, due to the larger volume of cargo shipped on board, their reliance on a few key commodities, and long-haul routes among a small number of ports. Vessel values primarily reflect prevailing and expected future charter rates, and are also influenced by factors such as the age of the vessel, the shipyard of its construction and its specifications. During extended periods of high charter rates, vessel values tend to appreciate, while during periods where rates have declined, such as the period we are in currently, vessel values tend to decline. Historically, the relationship between incremental supply and demand has varied among different sectors, meaning that at any one time different sectors of the seaborne transportation industry may be at differing stages of their respective supply and demand cycle, as the drivers of demand in each sector are different and are not always subject to the same factors.

Ownership of the global dry bulk fleet is very fragmented — there are approximately 1,400 different companies owning dry bulk carriers. Many owners do not operate their vessels but, instead, time charter the vessels to operators. In some cases vessels are chartered to operators on a long term basis. Much of this chartering is done on a private and confidential basis.

Dry bulk trade is influenced by the underlying demand for the dry bulk commodities which, in turn, is influenced by the level of worldwide economic activity. Generally, growth in gross domestic product, or GDP, and industrial production correlate with peaks in demand for marine dry bulk transportation services. In 2013 total dry bulk seaborne trade was close to 4.0 billion tons. In comparison in 2003 total seaborne trade was only 2.4 billion tons.

Dry Bulk Trade Development: 2003 to 2013
(Million Tons)

Source: Drewry

A large part of the growth in seaborne dry bulk trade in the last decade has been due to increased shipments of iron ore. Between 2003 and 2013 seaborne trade in iron ore grew from 580 to 1,297 million tons.

Dry Bulk Trades Requiring Ice Class Tonnage

Ice class vessels are required to serve ports that must be accessed by routes crossing seasonal or year-round ice-covered oceans, lakes, seas or rivers.

Ice class vessels are mainly deployed in the Baltic Sea, the Northern Sea Route (NSR) and the Great Lakes/St. Lawrence Seaway. These regions have experienced strong trade growth in dry bulk cargoes, driven in particular by increased mining activities supported by strong commodity demand in Asia, decreased level of ice and technology advancement in shipping.

Baltic Sea Trade

Dry bulk trades from and to the Baltic region are increasing, with the main engine of the growth being Russian economic development, and expanding industrial enterprises in Estonia, Latvia, Lithuania and Poland. The economies of these countries are stimulating external trade and generating demand for shipping.

The Baltic Sea

Source: Drewry

The Baltic has become increasingly involved in international trade as a result of:

•	Transition from centrally planned economies to market economies that have come about as a result of political change.
•	Globalisation in terms of production of goods and the provision of services.
•	Urbanisation which has boosted both private and public consumption and investment.
•	Development of major mineral resources for many important raw materials.
•	Development of port infrastructure within the region.

Baltic dry bulk trades are geared towards the commodity markets, such as coal, ores, fertilisers, wood, grain, non-ferrous metals and chemicals. The major flows which generate employment for dry bulk carriers comprise coal, iron ore and fertilisers. Most of the traffic originates from Russia, but Poland also exports coal and fertilisers and there is also some trade to and from Finnish ports bordering the Baltic.

These shipments in the Baltic Sea are handled mainly through the Russian ports of St Petersberg and Ust Luga and also through the ports of other Baltic countries such as Riga and Klaipeda. The table below shows the total dry bulk cargo throughput of the major Baltic ports from 2008 to 2012. During this period, the total dry bulk volumes handled by these ports increased from 52.2 million tonnes in 2008 to 80.6 million tonnes in 2012. Despite the global economic crisis during this period, these ports displayed steady and strong volume growth year on year.

Dry Bulk Volumes of Major Baltic Ports: 2008 to 2012
(Million Tons)

Port	Country	Main cargo	2008	2009	2010	2011	2012
Klaipeda	Lithuania	Fertilizers	9.7	9.7	11.8	14.5	14.1
Tallinn	Estonia	Fertilizers	3.0	4.4	5.5	4.1	4.0
Ventspils	Latvia	Coal, fertilizers	8.6	7.8	8.7	10.9	10.9
Riga	Latvia	Coal	19.3	18.8	17.4	20.0	21.6
Liepaja	Latvia	Grain	1.4	1.8	1.4	1.4	2.9
St. Petersburg	Russia	Fertilizers, coal, ore	10.1	7.9	9.2	7.4	5.8
Ust-Luga	Russia	Coal	—	8.3	10.0	13.6	16.9
Vysotsk & Vyborg	Russia	Coal	—	0.9	3.0	4.0	4.3
Total			52.2	59.6	67.2	76.0	80.6

Source: Drewry

In general, the port infrastructure within the Baltic area has been developed to support growing export levels and unlike other parts of the world, there are generally no delays at terminals when loading. Draft restrictions however, prevent the use of Capesize bulk carriers in the Baltic, so most of the export traffic is carried in either Panamax or Supramax bulk carriers. Depending on climatic conditions, ice can affect the Baltic for 130 – 200 days per annum, with the most severe ice normally occurring in the winter months of February/March when parts of the Baltic will be open only to 1A ice class vessels.

Northern Sea Route (NSR)

Currently there are two major cargo flows that dominate the NSR: oil and gas exports, and the export of minerals in particular coal and ore. The demand for shipping these commodities in the region has been increasing in recent years, driven by several key factors:

•	A decreased level of sea ice has lengthened the summer shipping season in the Arctic and is making some areas more navigable.
•	An increase in mineral resource development in the Arctic.
•	Commodity demand growth in Asia and high commodity prices.
•	Technological developments have made NSR a more feasible shipping route than in the past.
•	The chronic political problems in the Middle East, piracy in North Africa and non-transparent commercial disputes over the Suez in Egypt have made NSR a promising alternative.

Northern Sea Route

Source: Drewry

As a result, the NSR has experienced significant growth in trade volumes in the last 3 years. The table below illustrates this development. The year 2012 set a record both in the number of vessels and in the amount of cargoes registered on this route. The proportion of dry bulk trade on NSR increased from 13.2% in 2011 to 25.6% in 2012, totaling 322,956 tonnes.

Northern Sea Route — Dry Bulk Seaborne Traffic

	2011	2012
Total Cargo Volume (tons)	820,789	1,261,545
Dry Bulk Volume (tons)	108,344	322,956
Dry Bulk Share %	13.2	25.6

Source: Drewry, Centre for High North Logistics

The table below outlines the main NSR voyages of dry bulk vessels in 2011 and 2012. All of the transits are related to Russian iron ore exports to China. Russia has significantly increased its iron ore exports to China in recent years, from zero in 2003 to 15 million tonnes in 2012.

Russian Iron Ore Exports to China versus Other Countries
(Thousand tonnes)

Source: Drewry

In general, ships without ice class will be unable to trade to and from the Baltic during the winter months, and ships below 1A ice class will not be allowed to trade on NSR. This affords an advantage to those owners with ice class tonnage. Furthermore, owners/operators with experience of operating in ice conditions will have an edge over traditional tramp operators who make only occasional forays into the region during the winter months.

The NSR to China route is shorter than traditional shipping routes generally sailing through the Suez Canal for vessels originating in Russia. The Arctic route allows ships to save on time, fuel, and carbon emissions.

The main vessel size deployed on this route is Panamax. Panamax is also the largest vessel size with 1A ice class notation, the only notation that Russian authorities would allow for the transit. Dry bulk transits of the NSR are dominated by affiliates of Pangaea as shown in the table below.

Recent Northern Sea Route Transits

Vessel	Type	Vessel Dwt	Flag	Cargo	Loading	Destination
m/v Sanko Odyssey(1)	Panamax	75,600	Liberia	Iron Ore	Murmansk, Russia	Jingtang, China
m/v Mikhail Jutuzov	Handysize	19,600	Russia	Iron Ore	Murmansk, Russia	Jingtang, China
m/v Dmitriy Pozharskiy	Handysize	23,200	Russia	Iron Ore	Murmansk, Russia	Jingtang, China
m/v Nordic Odyssey	Panamax	75,600	Panama	Iron Ore	Murmansk, Russia	Huanghua, China
m/v Nordic Orion	Panamax	75,600	Panama	Ballast	Shanghai, China	Murmansk, Russia
m/v Nordic Orion	Panamax	75,600	Panama	Iron Ore	Murmansk, Russia	Huanghua, China
m/v Nordic Odyssey	Panamax	75,600	Panama	Ballast	Huanghua, China	Murmansk, Russia
m/v Nordic Orion	Panamax	75,600	Panama	Ballast	Huanghua, China	Murmansk, Russia
m/v Nordic Odyssey	Panamax	75,600	Panama	Iron Ore	Murmansk, Russia	Huanghua, China

(1)	m/v Sanko Odyssey reflagged and renamed m/v Nordic Odyssey in 2012.

Source: Drewry

Apart from Russian exports, the NSR is also used by other Baltic countries with Arctic ports. In 2010, bulk carrier Nordic Barents (controlled by Pangaea) shipped 41,000 tons of iron ore from Kirkenes, Norway to Lianyungang, China. The estimated savings and additional costs of the NSR are illustrated below.

Northern Sea Route versus Suez Canal Transit — Cost Comparison

Shipping routes via:	NSR	Suez Canal	Apparent Savings
Distance (nautic miles)	6,500	12,180	5,680
Speed (knots)	11	n/a
Voyage time (days)	25	40
Canal transit tariff (US$/ton)	n/a	5	205,000
NSR/Ice Breaker tariff (1)	250,000	n/a	-250,000
Fuel Cost	458,250	733,200	274,950
Piracy Insurance (US$/pa)	n/a	30,000
Ice Condition Insurance (US$/voyage)	30,000	n/a	-30,000
CO2 (tons)			1,560
NOX (tons)			50
SOX (tons)			35

(1)	Ice Breaker Tarriff of $820,000 is typically shared among 3 or 4 vessels.

Source: Drewry

This example illustrates that the NSR reduces the distance by close to 50% when compared to a transit via the conventional Suez Canal route, and the fuel savings are close to US$280,000 for a laden voyage. In addition, there is notable reduction of emissions. Consistent with industry practice NSR/Ice Breaker tariffs are sometimes shared across multiple charterers, thereby reducing the tariff costs payable by any single charterer. However, it should be noted that operating an ice class vessel incurs other additional costs associated with ice-breaker assistance and insurance. In future, insurance costs are expected to decline when the transport volume on NSR continues to increase, although there is no guarantee that such a reduction in insurance costs will materialise. In addition, ice class vessel operations have additional competence requirements for the crew, other personnel and the operating company that are not widely held.

Great Lakes/St. Lawrence Seaway

The St. Lawrence Seaway is generally open from late March to the end of December each year. Ships do not have to have ice class notation to transit the Seaway. However, ships that transit the Gulf of St. Lawrence, St. Lawrence River to Montreal after the closing of the Seaway or prior to the opening of the Seaway are required to have ice class notation.

The St Lawrence Seaway

Source: Drewry

There are a number of ports along the Gulf of St. Lawrence, St. Lawrence River to Montreal passage. These ports include Sept-Iles, Port Cartier, Baie-Comeau, Quebec, Sorel and Montreal. The chart below shows the total cargo volumes that were handled in the region, excluding traffic that goes through the seaway locks. A significant proportion of the total traffic is container related, but dry bulk is an important commodity group through the region, serving the mining industry of Quebec and Labrador.

Sept-Iles is Canada's largest iron ore port. In 2011, it handled 26 million tonnes of cargoes, primarily loading iron ore for export, which represented 88% of the total cargo volume. Just over 50% of iron ore exports were destined for Asia, mostly China, while 20% was destined for Europe, and 27% for buyers in North and South America. In 2012, the Port of Sept-Iles handled 28 million tonnes of cargo. Quebec’s Labrador Iron Mines, which recently commenced production, shipped its first ore cargo in June 2013 to China from the Port of Sept-Iles.

As Quebec’s largest port, Montreal handles a diversified range of cargoes including dry bulk, liquid bulk, container and general cargoes. Its historical dry bulk traffic, as shown in the tables below, provides some insight on the major cargo types and flows for vessels trading in the area. In 2012, Montreal handled 6.54 million tonnes of dry bulk cargoes, among which the main cargo types are grain, iron ore, salt, sugar and other bulk commodities.

Montreal Port Dry Bulk Traffic by Commodity
(Million tonnes)

	2012			2011
Cargo type	Inbound	Outbound	Total	Inbound	Outbound	Total
Iron Ore	1.41	0.02	1.44	1.25	0.01	1.26
Grain	1.53	1.54	3.07	0.89	0.85	1.74
Salt	0.72	—	0.72	0.55	—	0.55
Raw Sugar	0.46	—	0.46	0.48	—	0.48
Fertilizer	0.31	—	0.31	0.31	—	0.31
Scrap Metals	—	0.14	0.14	—	0.25	0.25
Gypsum	0.16	—	0.16	0.17	—	0.17
Coal	0.02	—	0.02	0.07	—	0.07
Industrial Sand	—	0.05	0.05	—	0.07	0.07
Dolomite	—	—	—	0.05	—	0.05
Zinc Ore	0.05	—	0.05	0.03	—	0.03
Copper Ore	—	—	—	—	0.01	0.01
Other	0.11	—	0.11	0.13	0.04	0.17
Total	4.78	1.76	6.54	3.94	1.24	5.17

Source: Drewry, Port of Montreal

Dry bulk trades via the port of Montreal are mostly import cargoes transited from the Gulf of St. Lawrence, which is reflected by the large proportion of domestic cargoes in the traffic mix. The dominant activity of the port of Montreal is the movement of grain in transit to Latin America and northwestern Europe from the Prairie Plains of Canada and the corn and winter wheat belt of the United States.

Montreal Port Dry Bulk Traffic by Origin/Destination, 2012

Source: Drewry, Port of Montreal

The movement of freight between ports in the United States is strictly reserved for US-flag vessels. Likewise, the movement of freight between Canadian ports is generally reserved for Canadian-flag vessels. The movement of freight between Canada and the United States is unrestricted and may be transported by a U.S.-flag vessel, a Canadian-flag vessel or a foreign-flag vessel. For export or import shipment, there is no restriction to the vessel flags.

Montreal is located downstream of the St. Lawrence Seaway, hence vessel sizes are not subject to the same limitations that apply to the passage through the St. Lawrence Seaway Locks.

Dry Bulk Carrier Demand

When interpreting demand trends, other key factors alongside the tonnages shipped are:

•	Trade growth is not solely a factor of the cargo tonnages moved. Shipping distance is a variable. Hence, growth in ton-miles is more significant than higher cargo volumes per se.
•	Cargo size preferences reflect the value of goods, charterer preferences, port capabilities and typical ship size genres. The dry bulk sector exercises some flexibility in this, as larger vessels will ‘cut cargo’ and trade part loaded if this is unavoidable. Meanwhile, some vessels will build up full loads through a combination of taking on cargo parcels and/or multi-port loading or discharge options.
•	Demand is also a function of vessel productivity. Vessels can be laid up — but this term spans a spectrum from long-term, ‘cold’ lay up through to idle while awaiting orders. Vessels will be off-hire through the need to make repair yard calls. At times of high fuel prices (such as in 2013), slow steaming might be contemplated. Finally, port congestion is a variable.
•	Seasonality. Two of the largest commodity drivers, coal and grains, are affected by seasonal demand fluctuations. Thermal coal is linked to the energy markets and in general encounters upswings towards the end of the year in anticipation of the forthcoming winter period as power supply companies try to increase their stocks, or during hot summer periods when increased electricity demand is required for air conditioning and refrigeration purposes. Grain production is also seasonal and is driven by the harvest cycle of the northern and southern hemispheres. However, with four nations and the European Union representing the largest grain producers (the United States, Canada and the European Union in the northern hemisphere and Argentina and Australia in the southern hemisphere), harvests and crops reach seaborne markets throughout the year. Taken as a whole, seasonal factors mean that the market for dry bulk vessels is often stronger during the winter months.

Consequently, a better measure of demand than tonnage shipped is ton-miles, calculated by multiplying the volume of cargo moved on each route by the distance of each voyage.

Between 2003 and 2013, ton-mile demand in the dry bulk sector increased from 12.27 to 20.38 billion ton-miles. Ton mile employment has grown faster than trade due to geographical shifts in the pattern and an increase in average voyage lengths.

Dry Bulk Vessel Demand(1): 2003 to 2013
(Billion Ton-Miles)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Coal	3,250	3,412	3,544	3,547	4,500	4,566	3,991	3,767	4,414	4,914	5,590
Iron Ore	3,192	3,525	3,899	4,097	4,936	5,425	5,579	6,053	6,617	7,078	7,781
Grain	1,108	1,089	1,112	1,161	1,196	1,243	1,132	1,118	1,184	1,246	1,268
Minor Bulks	4,724	5,059	5,172	5,430	5,327	5,424	4,702	4,735	5,363	5,664	5,745
Total	12,274	13,085	13,727	14,235	15,959	16,658	15,404	15,673	17,578	18,902	20,384

(1)	Excludes coastal trade

Source: Drewry

The above figures however exclude demand arising on coastal and intra-regional trades. In this context, it is worth noting that there is over 1 billion tonnes of cargo of all kinds which is transported between Chinese ports by sea. The dry bulk proportion of this trade is in excess of 400 million tonnes and it therefore creates considerable employment for dry bulk carriers, especially smaller vessels such as Handysize bulk carriers.

Dry Bulk Carrier Supply

Ownership of the global dry bulk fleet is very fragmented — there are approximately 1,400 different companies owning dry bulk carriers; many of whom almost exclusively time charter their vessels and do not operate them. In many cases vessels are chartered to operators on a long term basis; much of this chartering is done on a private and confidential basis.

Bulk carriers are single deck dry cargo vessels with their holds suited (in terms of capacity and strength) to the carriage of cargo in bulk. Most of the bulk carrier fleet consists of ore-strengthened, general purpose bulk vessels. The fleet does contain some specialist types such as cement and woodchip carriers.

The world dry bulk fleet is generally divided into six major categories, based on a vessel’s cargo carrying capacity. These categories consist of: Handysize, Handymax/Supramax, Panamax, Post Panamax, Capesize and Very Large Ore Carrier.

Dry Bulk Vessel Types and Sizes

Category	Size Range – Dwt
Handysize	10 – 39,999
Handymax/Supramax	40 – 64,999
Panamax	65 – 84,999
Post Panamax	85 – 119,999
Capesize	120 – 219,999
VLOC	220,000 +
•	Handysize. Handysize vessels have a carrying capacity of up to 39,999 dwt. These vessels are primarily involved in carrying minor bulk cargoes. Increasingly, vessels of this type operate on regional trading routes, and may serve as trans-shipment feeders for larger vessels. Handysize vessels are well suited for small ports with length and draft restrictions. Their cargo gear enables them to service ports lacking the infrastructure for cargo loading and unloading.
•	Handymax/Supramax. Handymax vessels have a carrying capacity of between 40,000 and 64,999 dwt. These vessels operate on a large number of geographically dispersed global trade routes, carrying primarily iron ore, coal, grains and minor bulks. Within the Handymax category there is also a sub-sector known as Supramax. Supramax bulk vessels are vessels between 50,000 to 64,999 dwt, normally offering cargo loading and unloading flexibility with on-board cranes, while at the same time possessing the cargo carrying capability approaching conventional Panamax bulk vessels. Hence, the earnings potential of a Supramax dry bulk vessel, when compared to a conventional Handymax vessel of 45,000 dwt, is greater.
•	Panamax. Panamax vessels have a carrying capacity of between 65,000 and 84,999 dwt. These vessels carry coal, grains, and, to a lesser extent, minor bulks, including steel products, forest products and fertilizers. Panamax vessels are able to pass through the Panama Canal, making them more versatile than larger vessels.
•	Post Panamax. (sometimes known as Kamsarmax). Post Panamax vessels typically have a carrying capacity of between 85,000 and 119,999 dwt. These vessels tend to be shallower and have a larger beam than a standard Panamax vessel with a higher cubic capacity. They have been designed specifically for loading high cubic cargoes from draught restricted ports. This type of vessel cannot transit the Panama Canal. The term Kamsarmax stems from Port Kamsar in Guinea, where large quantities of bauxite are exported from a port with only 13.5 meter draught and a 229 meter length overall restriction, but no beam restriction.
•	Capesize. Capesize vessels have carrying capacities of between 120,000 and 219,999 dwt. Only the largest ports around the world possess the infrastructure to accommodate vessels of this size. Capesize vessels are mainly used to transport iron ore or coal and, to a lesser extent, grains, primarily on long-haul routes.

•	VLOC. Very large ore carriers are in excess of 220,000 dwt and are a comparatively new sector of the dry bulk vessel fleet. VLOCs are built to exploit economies of scale on long-haul iron ore routes.

As a general expectation, ships of between 10 – 65,000 dwt will be “geared”, meaning that the vessel carries cargo handling cranes that can be used if shore side alternatives are inadequate. A few Panamax vessels are geared. Larger bulk carriers are normally gearless. For carriers in excess of 65,000 dwt, shore-side cargo handling equipment is normally faster and more efficient than shipboard gear.

Dry Bulk Vessels: Indicative Deployment by Size Category

Cargo Type	Handysize	Handymax	Supramax	Panamax	Post Panamax/ Kamsarmax	Capesize	VLOC
Iron Ore	X					X	X
Coal	X		X	X	X	X	X
Grains	X	X	X	X	X
Alumina, Bauxite	X	X	X	X	X
Steel Products	X	X	X	X	X
Forest Products	X	X	X
Fertilizers	X	X	X
Minerals	X	X	X
Minor Bulks-Other	X	X

Source: Drewry

The supply of dry bulk shipping capacity, measured by the amount of suitable vessel tonnage available to carry cargo, is determined by the size of the existing worldwide dry bulk fleet, the number of new vessels on order, the scrapping of older vessels and the number of vessels out of active service (i.e., laid up or otherwise not available for hire). In addition to prevailing and anticipated freight rates, factors that affect the rate of newbuilding, scrapping and laying-up include newbuilding prices, secondhand vessel values in relation to scrap prices, costs of bunkers and other voyage expenses, costs associated with classification society surveys, normal maintenance and insurance coverage, the efficiency and age profile of the existing fleets in the market and government and industry regulation of marine transportation practices.

As of April 30, 2014, the world fleet of dry bulk carriers consisted of 10,053 vessels, totaling 734 million dwt in capacity. These figures are, however, based on pure dry bulk vessels and exclude a small number of combination vessels.

Dry Bulk Fleet: April 30, 2014

Size Category	Deadweight Tonnes	Number of Vessels	% of Total Fleet	Total Capacity (Million Dwt)	% of Total Fleet
Handysize	10 – 39,999	3,050	30.3	86.7	11.8
Handymax	40 – 64,999	3,043	30.3	161.3	22.0
Panamax	65 – 84,999	1,975	19.6	151.1	20.6
Post Panamax	85 – 119,999	512	5.1	49.6	6.8
Capesize	120 – 219,999	1,275	12.7	227.1	31.0
Vloc	220,000+	198	2.0	57.8	7.9
Total		10,053	100.0	733.6	100.0

Source: Drewry

In the period 2003 to April 2014 the dry bulk fleet grew from 306 to 734 million dwt. Apart from the growth in absolute fleet size, there has also been an increase in average vessel size, which has grown from 50,000 dwt in 2000 to 73,000 dwt in April 2014.

Dry Bulk Carrier Fleet Development 2003 – 2014
(Million Dwt — End Year)

Source: Drewry

As a result of the high level of new deliveries the average age of dry bulk vessels in service has declined. As of April 30, 2014 the average age of the global dry bulk fleet was 9.1 years and there is now less than 10% of the total fleet which is in excess of 20 years of age. The following chart illustrates the age profile of the global dry bulk vessel fleet as of April 30, 2014, together with scheduled deliveries by year as per the orderbook at this date.

Dry Bulk Vessel Fleet Age Profile: April 30, 2014
(Millions of Dwt/No. of Vessels)

Source: Drewry

Ice Class Vessel Classifications

Ice class is assigned where a ship is strengthened to navigate in specific ice conditions. Ice class vessels are governed by different ice class rules and regulations depending on their area of operations:

Baltic Sea

•	Bay and Gulf of Bothnia, Gulf of Finland — Finnish-Swedish Ice Class Rules (FSICR)
•	Gulf of Finland (Russia territorial waters) — Russian Maritime Register (RMR) Ice Class Rules

Arctic Ocean

•	Barents, Kara, Laptev, East Siberian and Chukchi Seas — Russian Maritime Register (RMR) Ice Class Rules
•	Beaufort Sea, Baffin Bay, etc. — Canadian Arctic Shipping Pollution Prevention Rules (CASPPR)
•	Russian Maritime Register (RMR) Ice Class Rules

There are also ice class rules and regulations for commercial ship operations on inland lakes, mainly the Great Lakes/St. Lawrence Seaway.

In the context of current commercial newbuilding orders, the FSICR have become the de facto standard for new tonnage. Four ice classes are defined in the FSICR. The FSICR fairway due ice classes along with the design notional level thicknesses, in order of strength from high to low, are:

Class	Standard
• 1A Super (1AS)	Design notional level ice thickness of 1.0m. For extreme harsh ice conditions
• 1A	Design notional level ice thickness of 0.8m. For harsh ice conditions
• 1B	Design notional level ice thickness of 0.6m. For medium ice conditions
• 1C	Design notional level ice thickness of 0.4m. For mild ice conditions

The FSICR as well as the system of ice navigation operated during the winter months in the Northern Baltic are the most well developed criteria and standards for ice navigation.

Requirement for Ice Class Tonnage

The FSICR include technical requirements for hull and machinery as well as for the minimum propulsion power of ships. These requirements are intended to promote safe operation in cold and ice environments. In addition to class rules such as FSICR, ships must fulfill requirements set by the maritime authorities of all jurisdictions served by the vessels. For example, the Russian marine operations headquarters accept ships with ice-strengthening according to or at least the equivalent of FSICR 1A to operate in the NSR if they fulfill additional requirements on crewing and icebreaker assistance, etc.

An illustrative example of the main technical and commercial requirements for a Finnish-Swedish Ice Class 1A vessel is set out below.

Technical

•	Hull side structure and rudder arrangements (within operational draughts potentially in contact with ice) are designed for notional and extreme (design) ice pressure loads for a 0.8 m thickness level first-year ice sheet.
•	Propeller and shafting designed for notional and extreme (design) loads from impact of ice pieces. For the propeller and shaft system the design philosophy is for the propeller blade to fail first, rather than the shaft. This is on the assumption that with damage or loss of a propeller blade through ice piece contact, the ship should still be navigable with the remaining undamaged elements of the propeller.

•	Installed propulsion power is suitable for maintenance of 5 knots ahead speed in a 1.0 m (design) thickness brash ice fairway channel (brash ice is the terminology used for a fairway channel which has been cut by an icebreaker and continuously broken and re-frozen with the passage of shipping).

Commercial

•	Vessel is suitable for assisted navigation in first-year ice in the northern Baltic subject to the operational restrictions of the Finnish-Swedish maritime administrations.

In essence, these restrictions are icebreaker assistance, ice conditions suitable (these are published weekly for the northern Baltic area) for the vessel’s ice class (i.e. within design parameters of vessel) as well as other requirements of the coastal state for navigation and operation of the vessel being fulfilled. In practice, an Ice Class 1A vessel will be able to operate year round in northern Baltic in all but the most severe ice conditions that could be expected.

Ice Class Dry Bulk Fleet

The number of ships in the proportion of the international dry bulk carrier fleet with an ice class standard is very low. As of April 30, 2014, the total ice class fleet consisted of 906 vessels with a combined capacity of 34.9 million dwt. Because draft limitations at many ice class vessel trading areas prevent the use of large bulk carriers, most ice class vessels are of Handysize and Supramax size categories.

Ice Class Dry Bulk Fleet by Size: April 30, 2014

Size Category	Dwt	Number of Vessels	% of Total Fleet	Total Dwt	% of Total Fleet
Handysize	10 – 39,999	559	61.70%	15.81	45%
Supramax	40 – 64,999	279	30.79%	13.59	39%
Panamax	65 – 84,999	64	7.06%	4.76	14%
Post-Panamax	85 – 119,999	0	0.00%	0.00	0%
Capesize	120 – 219,999	4	0.44%	0.72	2.1%
VLOC	220,000+	0	0.00%	0.00	0%
Total		906	100%	34.88	100%

Source: Drewry

The majority of the ice class vessels are of 1C notation and lesser. Vessels with the highest strength ice class — 1AS — only accounted for 0.2% of the total ice class fleet by capacity. Vessels with 1A class represented 2.4% of the total ice class fleet.

Ice Class Dry Bulk Fleet by Class: April 30, 2014

Ice Class	Total Capacity (Million Dwt)	% of Total Fleet	Number of Vessels	% of Total Fleet
1AS	0.06	0.2%	4	0.5%
1A	0.80	2.4%	24	2.7%
1B	0.85	2.5%	18	2.0%
1C	7.30	21.5%	175	19.8%
1D	3.17	9.3%	74	8.4%
Others	22.69	64.1%	611	66.6%
Total	34.88	100.0%	906	100.0%

Source: Drewry

Dry Bulk Carrier Orderbook

The future supply of dry bulk carriers depends on the delivery of new vessels from the orderbook and the removal of vessels from the global fleet, either through scrapping or loss. As of April 30, 2014, the global dry bulk orderbook (excluding options) amounted to 157.6 million dwt, or 21.0% of the existing dry bulk fleet. Approximately 35% of the dry bulk carriers on order are scheduled to be delivered in the remainder of 2014.

Dry Bulk Vessel Orderbook: April 30, 2014

	2014		2015		2016		2017		Total		% of fleet
Size Dwt	No.	Dwt	No.	Dwt	No.	Dwt	No.	Dwt	No.	Dwt
10 – 39,999	178	5,700	181	6,624	77	2,830	12	454	448	15,608	18.0%
40 – 64,999	54	10,339	106	19,638	106	20,121	6	1,196	272	51,294	31.8%
65 – 84,999	16	4,836	12	3,051	17	4,550	0	0	45	12,437	8.2%
85 – 119,999	270	15,045	259	15,700	153	9,492	35	2,161	717	42,398	85.5%
120 – 219,999	206	16,232	111	8,874	76	6,201	2	164	395	31,471	13.9%
220,000+	20	1,993	18	1,747	7	690	0	0	45	4,430	7.7%
Total	744	54,145	687	55,634	436	43,884	55	3,975	1,922	157,638	21.0%

Source: Drewry

By historical standards the ratio of the orderbook to the existing fleet appears low. At its peak in late 2008 the orderbook was equivalent to 70% of the existing fleet but it has recently started to rise once more as the following indicates.

Dry Bulk Orders and Dry Bulk Orderbook as % Existing Fleet

Source: Drewry

As of April 30, 2014, there were 77 dry bulk vessels with known ice-class denotation on the orderbook, totaling 11.7% of the existing ice class fleet capacity. Vessels with higher ice class (1AS & 1A) represent 7.6% of the current ice class orderbook, compared with just 3.0% of the existing ice class fleet.

Ice Class Dry Bulk Vessel Orderbook: April 30, 2014

Ice Class	No of Vessels	Total Capacity 000 Dwt
1A	4	303
1B	21	1,528
1C	47	2,060
1D	5	86
Total	77	3,976

Source: Drewry

Deliveries & Slippage

Delays in deliveries from the orderbook are often referred to as slippage. Historically, slippage rates have tended to be less than 10%, which means that 10% of the vessels due to be delivered in any year are in fact delivered in subsequent years.

In the dry bulk sector, the evidence suggests that the slippage rate was slightly less than 20% in 2008 but it has since increased considerably. For example, in 2013, actual deliveries were close to 52 million dwt, against scheduled deliveries of just under 100 million dwt, equivalent to a slippage rate of approximately to 50%.

Dry Bulk Carriers: Scheduled Versus Actual Deliveries
(Million Dwt)

Source: Drewry

One reason for the delay in deliveries is the inexperience of some of the shipyards constructing dry bulk vessels, another is the lack of finance. Around 57% of the orderbook is allocated to Chinese shipbuilders. Just over a third is booked in Japan. Significantly, Japanese builders enjoy strong support from domestic shipowners. Bulk carriers are seen as the archetypical market ship as far as shipbuilders are concerned because they are relatively unsophisticated in terms of design. Price, rather than technical competency, tends to be paramount in terms of securing dry bulk construction contracts.

Dry Bulk Vessel Orderbook — By Place of Build: April 30, 2014

Source: Drewry

If all the dry bulk vessels currently on order are delivered on time and on schedule, there will be a large influx of newbuildings in 2014. However, it is clear that not all vessels currently on order will be delivered on time for a number of reasons, including the following:

•	In the most recent new ordering spree, which peaked in early 2008, shipowners were quoted unrealistic delivery times by some of the less experienced and new emerging shipyards.
•	The current economic and financial crisis and the steep depression in shipping markets generally may lead to further orderbook cancellations. A significant number of dry bulk vessel orders have been cancelled since the crisis began in the second half of 2008.
•	Financing is not in place for all of the vessels on order and in the current climate some owners will find it difficult to secure adequate funding.
•	Orders have been placed at “greenfield” shipyards, yards which have undertaken orders for the delivery of vessels prior to the actual construction or operation of the yard. Certain of these yards are finding it difficult to secure funding for yard development and thus may not be able to deliver any vessels ordered from such yards.

•	Even before the crisis, the less experienced shipyards were experiencing delays in deliveries.

Taken as whole, slippage is a manifestation of the combined effects of (1) shipyards initially quoting unrealistic delivery times, (2) inexperience among new shipbuilders, and (3) financing problems associated with both shipowners securing finance and new shipyards obtaining development capital.

Vessel Scrapping

On one level scrapping activity is a function of the age profile of the fleet, as all vessels should have finite lives. However, there is no uniform or guaranteed vessel or design life. Further obscuring the determination of useful life are:

•	The maintenance regime over the vessel’s life.
•	The ownership record.
•	Economic obsolescence.
•	Global scrap markets.

The single biggest influence on the decision to scrap is the freight market. Strong freight rates encourage further trading and so minimise tonnage offered to breakers (vessel scrappers). The converse also applies; as freight markets weaken scrapping activity will increase. The chart below shows that there was a marked increase in scrapping activity in the period 2008 to 2013 in conjunction with the downturn in the freight market, and also a decline in the average age of vessels at demolition.

Dry Bulk Vessel Scrapping: 2003 to 2014
(‘000 Dwt)

Source: Drewry

Ice Class Dry Bulk Carriers — Key Operators

Most owners/operators of ice class bulk carriers are based in the Baltic, Russia and North America, the main areas where these vessels are traded. Chinese operators also control a large proportion of the ice-class bulk tonnage.

The top 5 operators of ice class tonnage by vessel capacity and number of vessels as of April 30, 2014 are Polish Steamship, China Shipping Bulk, Fednav, and Canadian Forest Navigation and Golden Ocean. These companies in total control 17% of the total fleet by capacity and 22% by number of vessels

Major Owners of Ice Class Tonnage: April 30, 2014

Owner	No of Vessels	Total Dwt 000 Dwt	Avg Vessel Size Dwt	Max Vessel Size Dwt	Avg Vessel age Yrs
China Shipping Bulk	47	1.9	39,862	68,746	19.6
Polish Steamship Co	45	1.4	31,540	41,425	7.7
Fednav Ltd	31	1.2	37,217	55,317	8.3
Shanghai Changang	14	0.7	52,394	58,067	1.9
Canadian Forest Nav	23	0.7	30,665	32,962	5.02
Golden Ocean	9	0.7	74,983	74,300	3.15

Source: Drewry

Polish Steamship and China Shipping Bulk are the largest ice class tonnage operators at present. However, mostly of their fleet are of lower ice strength, mainly in the 1B, 1C or 1D notation categories. Navibulgar and Canadian Forest Navigation have similar profile in this aspect. Hence, the major operators with fleet capable of operating in the harshest environments — the NSR and winter Baltics — are Pangaea, Fednav and Murmansk Shipping Corporation (Murmansk).

Pangaea is not in the top ranks of owners of general ice vessels as its ice class fleet is not among the largest ice fleets. As a result, to the extent there are economies of scale from ownership and maintenance of ice fleets, Pangaea will be at a disadvantage in comparison to owners of larger ice fleets. Pangaea is, however, one of the major operators in the NSR trade and is a meaningful owner of 1A class vessels. The major owners of ice class 1A and 1AS tonnage are shown in the table below. Of the companies listed, Pangaea owns approximately 20% of the 1A class fleet as measured by deadweight tonnes with two panamaxs and two handy bulk carriers. Pangaea has also accounted for most of the dry bulk NSR transits in recent years.

Major Owners of Ice Class 1A & 1AS Tonnage — April 30, 2014

Owner	No of Vessels	Total Dwt 000 Dwt	Avg Vessel Size Dwt	Max Vessel Size Dwt	Avg Vessel Age Yrs
Canadian Forest Nav	2	53	26,734	26,747	11.7
ESL Shipping OY	6	176	29,921	56,348	8.9
Pangaea Logistics Solutions	4	238	59,667	75,603	11.3
MST – Mineralien	2	51	25,602	25,639	12.1
Murmansk Shpg. Co.	3	71	23,645	23,645	6.6

Source: Drewry

Newbuilding Prices

Newbuilding prices for oceangoing dry bulk vessels are determined by a number of factors, including the underlying balance between shipyard output and newbuilding demand, raw material costs, freight markets and exchange rates. Newbuilding prices started to weaken in the second half of 2008 and this downward trend continued. However in 2013 there was some evidence to suggest that the downward trend in newbuilding prices had bottomed out.

The following chart depicts changes in newbuilding contract prices for dry bulk vessels on a monthly basis from 2003 to April 2014.

Dry Bulk Vessel Newbuilding Prices: 2003 to 2014
(Million U.S. Dollars)

Source: Drewry

Compared with conventional vessels, newbuilding ice class vessels usually command a premium to reflect the additional costs associated with the ice-class features of the hull and engine. The price premium will depend on ice class type. The newbuilding price of a dry bulk vessel with 1B ice class, in the current market, commands a 15 – 17% premium over a conventional dry bulk carrier.

Secondhand Prices

The secondhand market is directly influenced by the newbuilding prices and charter market. From 2011 to the beginning of 2013 prices slipped but as with newbuilding prices, there is some evidence to suggest that secondhand values in the dry bulk sector bottomed out in 2013.

The increase in newbuilding prices and the strength of the charter market affected values in the secondhand market and prices for dry bulk vessels rose sharply beginning in 2004 and reached a peak in mid-2008. With vessel earnings running at relatively high levels and a limited availability of newbuilding berths, the ability to deliver a vessel early resulted in increases in secondhand prices, especially for modern tonnage. Consequently, secondhand prices of modern dry bulk vessels in 2008 reached higher levels than those of comparably sized newbuildings.

However, this situation changed quickly when the freight market fell and values for all types of bulk vessels declined steeply in the second half of 2008. There were very few recorded sales in the second half of 2008 after the market collapsed and the trend in prices during this period can only be taken as an assessment. In 2009, there were more reported sales and the details of these sales suggest that after reaching a low in the early part of 2009, prices for modern secondhand dry bulk vessels staged a modest recovery, only to fall back again in late 2010.

From 2011 to the beginning of 2013 prices generally slipped across the board irrespective of ship size but, as with newbuilding prices, secondhand values started to recover in the second half of 2013.

Unlike newbuilding vessels, the secondhand price of ice class tonnage does not usually command a premium, except to the extent such vessels have a higher Light Displacement Tonnage (LDT).

Dry Bulk Vessel Secondhand Prices: 2003 to 2014
5 Year Old Vessels(1)
(Million U.S. Dollars)

(1)	Handysize vessel is 10 years old

Source: Drewry

Tax Considerations

The following is a discussion of the material Bermuda and United States federal income tax considerations relevant to a U.S. Holder and a Non-U.S. Holder, each as defined below, with respect to the ownership of Holdco’s common shares following the business combination. This discussion does not purport to deal with the tax consequences of owning common shares to all categories of investors, some of which, such as dealers in securities, investors whose functional currency is not the United States dollar and investors that own, actually or under applicable constructive ownership rules, 10% or more of Holdco’s common shares, may be subject to special rules. This discussion deals only with holders who acquire their common shares in connection with the mergers and hold the common shares as a capital asset. References in the following discussion to “we,” “our” and “us” are to Holdco and its subsidiaries, including Pangaea, on a consolidated basis. You are encouraged to consult your own tax advisors concerning the overall tax consequences arising in your own particular situation under United States federal, state, local or foreign law of the ownership of Holdco’s common shares.

Bermuda Tax Considerations

At the present time, in the opinion of Appleby there is no Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable by Holdco or by its shareholders in respect of its shares following consummation of the business combination. We have obtained an assurance from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act 1966, as amended, that in the event any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to it to any of its operations or to its shares, debentures, or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by us in respect of real property owned or leased by us in Bermuda.

United States Federal Income Tax Considerations

In the opinion of Graubard Miller (other than with respect to the matters discussed under “— Passive Foreign Investment Company Status and Significant Tax Consequences” as to which Willkie Farr & Gallagher LLP shall be opining as to the provisions of the United States federal tax laws discussed therein), Holdco’s United States counsel, the following are the material United States federal income tax consequences to us of our activities and to United States Holders, as defined below, of Holdco common shares following consummation of the business combination. The following discussion of United States federal income tax matters is based on the Code, judicial decisions, administrative pronouncements, and existing and proposed regulations issued by the United States Department of the Treasury, all of which are subject to change, possibly with retroactive effect. This discussion is based in part upon Treasury Regulations promulgated under Section 883 of the Code. The discussion below is based, in part, on the description of Pangaea’s business as described above and assumes that it conducts its business as described in this section and assumes that the business combination is consummated as described herein.

United States Federal Income Taxation

Taxation of Operating Income: In General

Unless exempt from United States federal income taxation under the rules discussed below, a foreign corporation is subject to United States federal income taxation in respect of any income that is derived from the use of vessels, from the hiring or leasing of vessels for use on a time, voyage or bareboat charter basis, from the participation in a pool, partnership, strategic alliance, joint operating agreement, code sharing arrangements or other joint venture it directly or indirectly owns or participates in that generates such income, or from the performance of services directly related to those uses, which we refer to as “shipping income,” to the extent that the shipping income is derived from sources within the United States. For these purposes, 50% of shipping income that is attributable to transportation that begins or ends, but that does not both begin and end, in the United States constitutes income from sources within the United States, which we refer to as “U.S.-source shipping income.”

Shipping income attributable to transportation that both begins and ends in the United States is considered to be 100% from sources within the United States. We are not permitted to engage in transportation that produces income which is considered to be 100% from sources within the United States.

Shipping income attributable to transportation exclusively between non-United States ports will be considered to be 100% derived from sources outside the United States. Shipping income derived from sources outside the United States will not be subject to any United States federal income tax.

In the absence of exemption from tax under Section 883, our gross U.S.-source shipping income would be subject to a 4% tax imposed without allowance for deductions as described below.

Exemption of Operating Income from United States Federal Income Taxation

Under Section 883 of the Code, we will be exempt from United States federal income taxation on our U.S.-source shipping income if:

•	we are organized in a foreign country (our “country of organization”) that grants an “equivalent exemption” to corporations organized in the United States; and

either

•	more than 50% of the value of Holdco stock is owned, directly or indirectly, by individuals who are “residents” of our country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States, which we refer to as the “50% Ownership Test,” or
•	Holdco stock is “primarily and regularly traded on an established securities market” in our country of organization, in another country that grants an “equivalent exemption” to United States corporations, or in the United States, which we refer to as the “Publicly-Traded Test.”

Bermuda, the jurisdiction where we and our ship-owning subsidiaries are incorporated, grants an “equivalent exemption” to United States corporations. Therefore, we will be exempt from United States federal income taxation with respect to our U.S.-source shipping income if we satisfy either the 50% Ownership Test or the Publicly-Traded Test.

The regulations provide, in pertinent part, that stock of a foreign corporation will be considered to be “primarily traded” on an established securities market if the number of shares of each class of stock that are traded during any taxable year on all established securities markets in that country exceeds the number of shares in each such class that are traded during that year on established securities markets in any other single country. Upon completion of the business combination, we anticipate that Holdco’s common shares, which will be the sole class of issued and outstanding stock, will be “primarily traded” on the NASDAQ Stock Market.

Under the regulations, Holdco stock will be considered to be “regularly traded” on an established securities market if one or more classes of its stock representing more than 50% of our outstanding shares, by total combined voting power of all classes of stock entitled to vote and total value, is listed on the market which we refer to as the listing threshold. Since Holdco common shares, its sole class of stock, will be listed on the NASDAQ Stock Market, it is the opinion of Graubard Miller that we will satisfy the listing requirement.

It is further required that with respect to each class of stock relied upon to meet the listing threshold (i) such class of the stock is traded on the market, other than in minimal quantities, on at least 60 days during the taxable year or 16 of the days in a short taxable year; and (ii) the aggregate number of shares of such class of stock traded on such market is at least 10% of the average number of shares of such class of stock outstanding during such year or as appropriately adjusted in the case of a short taxable year. Graubard Miller believes we will satisfy the trading frequency and trading volume tests. Even if this were not the case, the regulations provide that the trading frequency and trading volume tests will be deemed satisfied by a class of stock if such class of stock is traded on an established market in the United States and such class of stock is regularly quoted by dealers making a market in such stock.

Notwithstanding the foregoing, the regulations provide, in pertinent part, our common shares will not be considered to be “regularly traded” on an established securities market for any taxable year in which 50% or more of the outstanding common shares are owned, actually or constructively under specified stock attribution rules, on more than half the days during the taxable year by persons who each own 5% or more of our common shares, which we refer to as the “5 Percent Override Rule.”

For purposes of being able to determine the persons who own 5% or more of our stock, or “5% Stockholders,” the regulations permit us to rely on Schedule 13G and Schedule 13D filings with the SEC to identify persons who have a 5% or more beneficial interest in our common shares. The regulations further provide that an investment company which is registered under the Investment Company Act of 1940, as amended, will not be treated as a 5% Stockholder for such purposes.

Notwithstanding the foregoing, if our 5% Stockholders own more than 50% or more of our common shares, we would be subject to the 5% Override Rule unless we can establish that among the closely-held group of 5% Stockholders, there are sufficient 5% Stockholders that are qualified stockholders for purposes of Section 883 of the Code to preclude non-qualified 5% Stockholders in the closely-held group from owning 50% or more of each class of our stock for more than half the number of days during the taxable year. In order to establish this, sufficient 5% Stockholders that are qualified stockholders would have to comply with certain documentation and certification requirements designed to substantiate their identity as qualified stockholders. These requirements are onerous and there is no assurance that we will be able to satisfy them.

Taxation In Absence of Exemption

To the extent the benefits of Section 883 are unavailable, our U.S.-source shipping income, to the extent not considered to be “effectively connected” with the conduct of a United States trade or business, as described below, would be subject to a 4% tax imposed by Section 887 of the Code on a gross basis, without the benefit of deductions. Since under the sourcing rules described above, no more than 50% of our shipping income would be treated as being derived from United States sources, the maximum effective rate of United States federal income tax on our shipping income would never exceed 2% under the 4% gross basis tax regime.

To the extent the benefits of the Section 883 exemption are unavailable and our U.S.-source shipping income is considered to be “effectively connected” with the conduct of a United States trade or business, as described below, any such “effectively connected” U.S.-source shipping income, net of applicable deductions, would be subject to the United States federal corporate income tax currently imposed at rates of up to 35%. In addition, we may be subject to the 30% “branch profits” taxes on earnings effectively connected with the conduct of such trade or business, as determined after allowance for certain adjustments, and on certain interest paid or deemed paid attributable to the conduct of its United States trade or business.

Our U.S.-source shipping income would be considered “effectively connected” with the conduct of a United States trade or business only if:

•	We have, or are considered to have, a fixed place of business in the United States involved in the earning of shipping income; and
•	substantially all of our U.S.-source shipping income is attributable to regularly scheduled transportation, such as the operation of a vessel that follows a published schedule with repeated sailings at regular intervals between the same points for voyages that begin or end in the United States.

We do not intend to have, or permit circumstances that would result in having any vessel operating to the United States on a regularly scheduled basis. Based on the foregoing and on the expected mode of our shipping operations and other activities, Graubard Miller believes that none of our U.S.-source shipping income will be “effectively connected” with the conduct of a United States trade or business.

United States Taxation of Gain on Sale of Vessels

If we qualify for exemption from tax under Section 883 in respect of the shipping income derived from the international operation of our vessels, then Graubard Miller has determined that it is likely that gain from the sale of any such vessel should likewise be exempt from tax under Section 883. If, however, our shipping income from such vessels does not for whatever reason qualify for exemption under Section 883 and assuming that any decision on a vessel sale is made from and attributable to an office that we maintain in the

United States, as we believe might likely to be the case as we are currently structured, then Graubard Miller has determined that it is likely that any gain derived from the sale of any such vessel will be treated as derived from United States sources and subject to United States federal income tax as “effectively connected” income (determined under rules different from those discussed above) under the above described net income tax regime.

United States Federal Income Taxation of U.S. Holders

As used herein, the term “U.S. Holder” means a beneficial owner of common shares that is a United States citizen or resident, United States corporation or other United States entity taxable as a corporation, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If a partnership holds our common shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common shares, you are encouraged to consult your tax advisor.

Distributions

Subject to the discussion of passive foreign investment companies below, any distributions made by Holdco with respect to Holdco common shares to a U.S. Holder will generally constitute dividends, which may be taxable as ordinary income or “qualified dividend income” as described in more detail below, to the extent of our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of our earnings and profits will be treated first as a nontaxable return of capital to the extent of the U.S. Holder's tax basis in his common shares on a dollar-for-dollar basis and thereafter as capital gain. Because we are not a United States corporation, U.S. Holders that are corporations will not be entitled to claim a dividends received deduction with respect to any distributions they receive from us. Dividends paid with respect to our common shares will generally be treated as “passive category income” or, in the case of certain types of U.S. Holders, “general category income” for purposes of computing allowable foreign tax credits for United States foreign tax credit purposes.

Dividends paid on Holdco common shares to a U.S. Holder who is an individual, trust or estate (a “U.S. Individual Holder”) will generally be treated as “qualified dividend income” that is taxable to such U.S. Individual Holders at preferential tax rates provided that (1) the common shares are readily tradable on an established securities market in the United States (such as the NASDAQ Stock Market, on which our common shares will be listed); (2) we are not a passive foreign investment company for the taxable year during which the dividend is paid or the immediately preceding taxable year (which we do not believe we are, have been or will be); and (3) the U.S. Individual Holder has owned the common shares for more than 60 days in the 121-day period beginning 60 days before the date on which the common shares becomes ex-dividend. There is no assurance that any dividends paid on Holdco common shares will be eligible for these preferential rates in the hands of a U.S. Individual Holder. Any dividends paid by Holdco which are not eligible for these preferential rates will be taxed as ordinary income to a U.S. Holder.

Special rules may apply to any “extraordinary dividend” generally, a dividend in an amount which is equal to or in excess of ten percent of a stockholder's adjusted basis (or fair market value in certain circumstances) in common shares paid by Holdco. If Holdco pays an “extraordinary dividend” on its common shares that is treated as “qualified dividend income,” then any loss derived by a U.S. Individual Holder from the sale or exchange of such common shares will be treated as long-term capital loss to the extent of such dividend.

Sale, Exchange or other Disposition of Common Shares

Assuming we do not constitute a passive foreign investment company for any taxable year, a U.S. Holder generally will recognize taxable gain or loss upon a sale, exchange or other disposition of our common shares in an amount equal to the difference between the amount realized by the U.S. Holder from such sale, exchange or other disposition and the U.S. Holder's tax basis in such stock. Such gain or loss will be treated as long-term capital gain or loss if the U.S. Holder's holding period is greater than one year at the time of the sale, exchange or other disposition. Such capital gain or loss will generally be treated as United States-source income or loss, as applicable, for United States foreign tax credit purposes. A U.S. Holder's ability to deduct capital losses is subject to certain limitations.

Passive Foreign Investment Company Status and Significant Tax Consequences

Special United States federal income tax rules apply to a U.S. Holder that holds stock in a foreign corporation classified as a passive foreign investment company for United States federal income tax purposes. In general, we will be treated as a passive foreign investment company with respect to a U.S. Holder if, for any taxable year in which such holder held Holdco common shares, either:

•	at least 75% of our gross income for such taxable year consists of passive income (e.g., dividends, interest, capital gains and rents derived other than in the active conduct of a rental business); or
•	at least 50% of the average value of the assets held by the corporation during such taxable year produce, or are held for the production of, passive income.

For purposes of determining whether we are a passive foreign investment company, we will be treated as earning and owning our proportionate share of the income and assets, respectively, of any of our subsidiary corporations in which we own at least 25% of the value of the subsidiary's stock. Income earned, or deemed earned, by us in connection with the performance of services would not constitute passive income. By contrast, rental income would generally constitute “passive income” unless we were treated under specific rules as deriving our rental income in the active conduct of a trade or business.

Based on Pangaea’s current operations, we do not believe that we are a passive foreign investment company with respect to the present or any prior taxable years and it is the opinion of Willkie Farr & Gallagher LLP that, based on current income and assets, we are not a passive foreign investment company. Although there is no legal authority directly on point, for purposes of determining whether we are a passive foreign investment company, we believe that the gross income we derive or are deemed to derive from the time chartering and voyage chartering activities of our wholly-owned subsidiaries should constitute services income, rather than rental income. Correspondingly, such income should not constitute passive income, and the assets that we or our wholly-owned subsidiaries own and operate in connection with the production of such income should not constitute passive assets for purposes of determining whether we are a passive foreign investment company. However, in the absence of any legal authority specifically relating to the statutory provisions governing passive foreign investment companies, the Internal Revenue Service or a court could disagree with our position. In addition, although we intend to conduct our affairs in a manner to avoid being classified as a passive foreign investment company with respect to any taxable year, we cannot assure you that the nature of our operations will not change in the future.

As discussed more fully below, if we were to be treated as a passive foreign investment company for any taxable year, a U.S. Holder would be subject to different taxation rules depending on whether the U.S. Holder makes an election to treat us as a “Qualified Electing Fund,” which election we refer to as a “QEF election.” As an alternative to making a QEF election, a U.S. Holder should be able to make a “mark-to-market” election with respect to Holdco common shares, as discussed below. A U.S. Holder of shares in a PFIC will be required to file an annual information return containing information regarding the PFIC as required by applicable Treasury Regulations.

Taxation of U.S. Holders Making a Timely QEF Election

If a U.S. Holder makes a timely QEF election, which U.S. Holder we refer to as an “Electing Holder,” the Electing Holder must report each year for United States federal income tax purposes his pro rata share of our ordinary earnings and our net capital gain, if any, for our taxable year that ends with or within the taxable year of the Electing Holder, regardless of whether or not distributions were received from Holdco by the Electing Holder. The Electing Holder's adjusted tax basis in the common shares will be increased to reflect taxed but undistributed earnings and profits. Distributions of earnings and profits that had been previously taxed will result in a corresponding reduction in the adjusted tax basis in the common shares and will not be taxed again once distributed. An Electing Holder would generally recognize capital gain or loss on the sale, exchange or other disposition of our common shares. A U.S. Holder would make a QEF election with respect to any year that our company is a passive foreign investment company by filing IRS Form 8621 with his

United States federal income tax return. If we were aware that we were to be treated as a passive foreign investment company for any taxable year, we would provide each U.S. Holder with all necessary information in order to make the QEF election described above.

Taxation of U.S. Holders Making a “Mark-to-Market” Election

Alternatively, if we were to be treated as a passive foreign investment company for any taxable year and, as we anticipate, our stock is treated as “marketable stock,” a U.S. Holder would be allowed to make a “mark-to-market” election with respect to Holdco’s common shares, provided the U.S. Holder completes and files IRS Form 8621 in accordance with the relevant instructions and related Treasury Regulations. If that election is made, the U.S. Holder generally would include as ordinary income in each taxable year the excess, if any, of the fair market value of the common shares at the end of the taxable year over such holder's adjusted tax basis in the common shares. The U.S. Holder would also be permitted an ordinary loss in respect of the excess, if any, of the U.S. Holder's adjusted tax basis in the common shares over its fair market value at the end of the taxable year, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. A U.S. Holder's tax basis in his common shares would be adjusted to reflect any such income or loss amount. Gain realized on the sale, exchange or other disposition of our common shares would be treated as ordinary income, and any loss realized on the sale, exchange or other disposition of the common shares would be treated as ordinary loss to the extent that such loss does not exceed the net mark-to-market gains previously included by the U.S. Holder.

Taxation of U.S. Holders Not Making a Timely QEF or Mark-to-Market Election

Finally, if we were to be treated as a passive foreign investment company for any taxable year, a U.S. Holder who does not make either a QEF election or a “mark-to-market” election for that year, whom we refer to as a “Non-Electing Holder,” would be subject to special rules with respect to (1) any excess distribution (i.e., the portion of any distributions received by the Non-Electing Holder on Holdco common shares in a taxable year in excess of 125 percent of the average annual distributions received by the Non-Electing Holder in the three preceding taxable years, or, if shorter, the Non-Electing Holder's holding period for the common shares), and (2) any gain realized on the sale, exchange or other disposition of Holdco common shares. Under these special rules:

•	the excess distribution or gain would be allocated ratably over the Non-Electing Holders' aggregate holding period for the common shares;
•	the amount allocated to the current taxable year and any taxable year before we became a passive foreign investment company would be taxed as ordinary income; and
•	the amount allocated to each of the other taxable years would be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit would be imposed with respect to the resulting tax attributable to each such other taxable year.

These penalties would not apply to a pension or profit sharing trust or other tax-exempt organization that did not borrow funds or otherwise utilize leverage in connection with its acquisition of Holdco common shares. If a Non-Electing Holder who is an individual dies while owning Holdco common shares, such holder's successor generally would not receive a step-up in tax basis with respect to such stock.

United States Federal Income Taxation of “Non-U.S. Holders”

A beneficial owner of Holdco’s common shares that is not a U.S. Holder is referred to herein as a “Non-U.S. Holder.”

Dividends on Common Shares

Non-U.S. Holders generally will not be subject to United States federal income tax or withholding tax on dividends received from us with respect to Holdco common shares, unless that income is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States. If the Non-U.S. Holder is entitled to the benefits of a United States income tax treaty with respect to those dividends, that income is taxable only if it is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States.

Sale, Exchange or Other Disposition of Common Shares

Non-U.S. Holders generally will not be subject to United States federal income tax or withholding tax on any gain realized upon the sale, exchange or other disposition of Holdco common shares, unless:

•	the gain is effectively connected with the Non-U.S. Holder's conduct of a trade or business in the United States. If the Non-U.S. Holder is entitled to the benefits of an income tax treaty with respect to that gain, that gain is taxable only if it is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States; or
•	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year of disposition and other conditions are met.

If the Non-U.S. Holder is engaged in a United States trade or business for United States federal income tax purposes, the income from the common shares, including dividends and the gain from the sale, exchange or other disposition of the stock that is effectively connected with the conduct of that trade or business will generally be subject to regular United States federal income tax in the same manner as discussed in the previous section relating to the taxation of U.S. Holders. In addition, if a Non-U.S. Holder is a corporation, its earnings and profits that are attributable to the effectively connected income, which are subject to certain adjustments, may be subject to an additional branch profits tax at a rate of 30%, or at a lower rate as may be specified by an applicable income tax treaty.

Backup Withholding and Information Reporting

In general, dividend payments, or other taxable distributions, made within the United States to you will be subject to information reporting requirements. Such payments will also be subject to backup withholding tax if you are a non-corporate U.S. Holder and you:

•	fail to provide an accurate taxpayer identification number;
•	are notified by the Internal Revenue Service that you have failed to report all interest or dividends required to be shown on your federal income tax returns; or
•	in certain circumstances, fail to comply with applicable certification requirements.

Non-U.S. Holders may be required to establish their exemption from information reporting and backup withholding by certifying their status on IRS Form W-8BEN, W-8ECI or W-8IMY, as applicable.

If you sell your common shares to or through a United States office or broker, the payment of the proceeds is subject to both United States backup withholding and information reporting unless you certify that you are a non-United States person, under penalties of perjury, or you otherwise establish an exemption. If you sell your common shares through a non-United States office of a non-United States broker and the sales proceeds are paid to you outside the United States then information reporting and backup withholding generally will not apply to that payment. However, United States information reporting requirements, but not backup withholding, will apply to a payment of sales proceeds, even if that payment is made to you outside the United States, if you sell your common shares through a non-United States office of a broker that is a United States person or has some other contacts with the United States.

Backup withholding tax is not an additional tax. Rather, you generally may obtain a refund of any amounts withheld under backup withholding rules that exceed your income tax liability by filing a refund claim with the IRS.

Pursuant to recently enacted legislation, individuals who are U.S. Holders (and to the extent specified in applicable Treasury regulations, certain individuals who are Non-U.S. Holders and certain United States entities) who hold “specified foreign financial assets” (as defined in Section 6038D of the Code) are required to file IRS Form 8938 with information relating to the asset for each taxable year in which the aggregate value of all such assets exceeds $75,000 at any time during the taxable year or $50,000 on the last day of the taxable year (or such higher dollar amount as prescribed by applicable Treasury regulations). Specified foreign financial assets would include, among other assets, Holdco common shares, unless the shares are held through an account maintained with a United States financial institution. Substantial penalties apply to any failure to timely file IRS Form 8938, unless the failure is shown to be due to reasonable cause and not due to willful neglect. Additionally, in the event an individual U.S. Holder (and to the extent specified in applicable Treasury regulations, an individual Non-U.S. Holder or a United States entity) that is required to file IRS Form 8938 does not file such form, the statute of limitations on the assessment and collection of United States federal income taxes of such holder for the related tax year may not close until three years after the date that the required information is filed. U.S. Holders (including United States entities) and Non-U.S. Holders are encouraged consult their own tax advisors regarding their reporting obligations under this legislation.

PANGAEA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the “Selected Financial and Operating Data” and the accompanying financial statements and related notes included elsewhere in this proxy statement/prospectus. The following discussion contains forward-looking statements that reflect Pangaea’s future plans, estimates, beliefs and expected performance. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside Pangaea’s control. Pangaea’s actual results could differ materially from those discussed in these forward-looking statements. Please read “Risk Factors” and “Forward-Looking Statements.” In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur.

Pangaea

Pangaea is an established, growth-oriented global logistics company providing seaborne drybulk transportation services. Pangaea was incorporated in Bermuda on June 17, 2008, and is headquartered in Newport, Rhode Island. Pangaea also maintains offices in Copenhagen, Denmark, Athens, Greece, Rio de Janeiro, Brazil and Singapore.

Pangaea utilizes its logistics expertise to service a broad base of industrial customers who require the transportation of a wide variety of drybulk cargoes, including grains, pig iron, hot briquetted iron, bauxite, alumina, cement clinker, dolomite and limestone. In particular, Pangaea has historically focused on backhaul routes. Pangaea derives substantially all of its revenue from contracts of affreightment, also known as COAs, voyage charters, and time charters, with the majority of Pangaea's revenues derived from COAs and voyage charters due to Pangaea's focus on carrying cargo for its customers. Backhaul routes allow Pangaea to reduce ballast days and, instead, earn revenues at times and on routes that are typically travelled without paying cargo. Pangaea's predecessor company first concentrated on the backhaul carriage of pig iron, complemented by the fronthaul carriage of grains, and Pangaea remains the largest transporter of pig iron in the world.

Pangaea uses a mix of owned and chartered-in vessels to transport more than 19.5 million dwt of cargo to more than 190 ports around the world, averaging over 44 vessels in service during 2013. The majority of its fleet is chartered-in on short-term charters of less than 9 months. Pangaea believes that these shorter-term charters afford it more flexibility to match its variable costs to its customers’ service requirements, allowing Pangaea to respond to changes in market demand and limiting its exposure to changes in prevailing charter rates. In addition to Pangaea’s chartered-in fleet, over the past several years it acquired interests in 14 vessels and placed orders for the construction of six additional vessels, all at prices that Pangaea believes will permit it to operate profitably through a range of cargo rate environments. These vessels are and will be used to serve Pangaea’s customers’ cargo transportation needs. Among these vessels are six Ice-Class 1A Panamax vessels that are currently the only dry bulk vessels of their size rated to operate on the Northern Sea Route and the severe ice conditions of the Baltics in winter. Pangaea believes that a combination of owned and chartered-in vessels help it to more efficiently match its customer demand than it could with an entirely owned fleet or an entirely chartered-in fleet.

The technical management of Pangaea’s owned fleet is performed in-house. Pangaea believes its in-house management provides better service and pricing than is otherwise available, reduces time out of service, and best enhances the service value of the owned fleet. The technical management for Pangaea’s chartered-in vessels is performed by each respective ship owner.

Active risk management is an important part of Pangaea’s business model. Pangaea believes its active risk management allows it to reduce the sensitivity of its revenues to market fluctuations and helps it to secure its long-term profitability. Pangaea manages its market risk primarily through chartering in vessels for periods of less than 9 months. Pangaea further manages its market exposure through a portfolio approach based upon owned vessels, chartered-in vessels, COAs, voyage charters, and time charters. Pangaea tries to identify routes and ports for efficient bunkering to minimize its fuel expense. Pangaea also seeks to hedge a portion of its exposure to changes in the price of marine fuels, or bunkers. Pangaea has also entered into interest rate swap agreements to fix a portion of its interest rate exposure.

Critical Accounting Policies

The discussion and analysis of Pangaea’s financial condition and results of operations is based upon its consolidated financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of those financial statements requires Pangaea to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues, expenses and related disclosure of contingent assets and liabilities at the date of its financial statements. Actual results may differ from these estimates under different assumptions and conditions. Significant estimates include the establishment of the allowance for doubtful accounts, the fair value of convertible redeemable preferred stock and the estimate of salvage value used in determining vessel depreciation expense.

Critical accounting policies are those that reflect significant judgments or uncertainties and potentially result in materially different results under different assumptions and conditions. The critical accounting policies are revenue recognition, deferred revenue, allowance for doubtful accounts, vessels and depreciation, long-lived assets impairment considerations, and the fair value of convertible redeemable preferred stock transactions. For a description of all of Pangaea’s significant accounting policies, see Note 2 to Pangaea’s consolidated financial statements appearing elsewhere in this proxy statement/prospectus.

Revenue Recognition.  Voyage revenues represent revenues earned by Pangaea, principally from voyage charters. A voyage charter involves the carriage of a specific amount and type of cargo on a load port-to-discharge port basis, subject to various cargo handling terms. Under a voyage charter, the revenues are earned and recognized ratably over the duration of the voyage. Estimated losses under a voyage charter are provided for in full at the time such losses become probable. Demurrage, which is included in voyage revenues, represents payments by the charterer to the vessel owner when loading and discharging time exceed the stipulated time in the voyage charter. Demurrage is measured in accordance with the provisions of the respective charter agreements and the circumstances under which demurrage revenues arise, and is also earned and recognized ratably over the duration of the voyage to which it pertains. Voyage revenue recognized is presented net of address commissions.

Charter revenues relate to a time charter arrangement under which Pangaea is paid charter hire on a per-day basis for a specified period of time. Revenues from time charters are earned and recognized on a straight-line basis over the term of the charter, as the vessel operates under the charter.

Deferred Revenue.  Billings for services for which revenue is not recognized in the current period are recorded as deferred revenue. All deferred revenue recognized in the accompanying consolidated balance sheets is expected to be realized within 12 months of the balance sheet date.

Allowance for Doubtful Accounts.  Pangaea provides a specific reserve for significant outstanding accounts that are considered potentially uncollectible in whole or in part. In addition, Pangaea establishes a reserve equal to approximately 25% of accounts receivable balances that are 30 – 180 days past due and approximately 50% of accounts receivable balances that are 180 or more days past due, and which are not otherwise reserved. The reserve estimates are adjusted as additional information becomes available, or as payments are made.

Vessels and Depreciation.  Vessels are stated at cost, which includes contract price and acquisition costs. Significant betterments to vessels are capitalized; maintenance and repairs that do not improve or extend the lives of the vessels are expensed as incurred. Depreciation is provided using the straight-line method over the remaining estimated useful lives of the vessels based on cost less salvage value. Each vessel’s salvage value is equal to the product of its lightweight tonnage and an estimated scrap rate of $375 per ton which was determined by reference to quoted rates and is reviewed annually. Pangaea estimates the useful life of its vessels to be 25 years to 30 years from the date of initial delivery from the shipyard. The remaining estimated useful lives of the current fleet are 3 – 24 years. Pangaea does not incur depreciation expense when vessels are taken out of service for drydocking.

Drydocking Expenses and Amortization.  Significant upgrades made to the vessels during drydocking are capitalized when incurred and amortized on a straight-line basis over the five year period until the next drydocking. Costs capitalized as part of the drydocking include direct costs incurred to meet regulatory requirements that add economic life to the vessel, that increase the vessel’s earnings capacity or which improve the vessel’s efficiency. Direct costs include the shipyard costs, parts, inspection fees, steel, blasting and painting. Expenditures for normal maintenance and repairs, whether incurred as part of the drydocking or not, are expensed as incurred. Unamortized drydocking costs of vessels that are sold are written off and included in the calculation of the resulting gain or loss on sale.

Long-lived Assets Impairment Considerations.  The carrying values of Pangaea’s vessels may not represent their fair market value or the amount that could be obtained by selling the vessel at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the pricing of new vessels. Historically, both charter rates and vessel values tend to be cyclical. The carrying value of each group of vessels (allocated by size and major characteristic or trade), which are classified as held and used by Pangaea, are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying value of a particular group may not be fully recoverable. In such instances, an impairment charge would be recognized if the estimate of the undiscounted future cash flows expected to result from the use of the group and its eventual disposition is less than its carrying value. This assessment is made at the group level, which represents the lowest level for which identifiable cash flows are largely independent of other groups of assets. The asset groups established by Pangaea are defined by vessel size and major characteristic or trade.

The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis include Pangaea’s estimate of future TCE rates based on current rates under existing charters and contracts or an index TCE rate applicable to the size of the ship. When existing contracts expire, Pangaea uses the latest index rate available and extends these rates out to the end of the vessel’s useful life. As previously noted, TCE rates decreased approximately 27% from 2011 through the third quarter of 2013, at which time TCE rates began to increase. This trend continued into the first quarter of 2014, during which time rates were approximately 16% higher than the first quarter of 2013. This volatility in TCE rates may affect the fair value of Pangaea’s vessels and may have a significant impact on Pangaea’s ability to recover the carrying amount of its fleet. Accordingly, the volatility is contemplated in the undiscounted projected net operating cash flow analysis by using a sensitivity analysis based on percent changes in the TCE rates. Pangaea prepares a series of scenarios in an attempt to capture the range of possible trends and outcomes. For example, in the event that TCE rates over the estimated useful lives of the entire fleet are 10% lower than expected, the impact on the total undiscounted projected net operating cash flow would be a decrease of 26%. Projected net operating cash flows are net of brokerage and address commissions and assume no revenue on scheduled off-hire days. Pangaea uses the current vessel operating expense budget, estimated costs of drydocking and historical general and administrative expenses as the basis for its expected outflows, and applies an inflation factor it considers appropriate. The net of these inflows and outflows, plus an estimated salvage value, constitutes the projected undiscounted future cash flows. If these projected cash flows do not exceed the carrying value of the asset group, an impairment charge would be recognized.

At March 31, 2014, Pangaea identified a potential impairment indicator by reference to industry-wide estimated market values of all vessels in the size range and age corresponding to its vessel groups. As a result, Pangaea evaluated each group for impairment by estimating the total undiscounted cash flows expected to result from the use of the group and its eventual disposal. At March 31, 2014, the estimated undiscounted future cash flows exceeded the carrying value of the groups in the consolidated balance sheets and therefore, Pangaea did not recognize a charge to impairment.

The table set forth below indicates the purchase price of Pangaea’s vessels and the carrying value of each vessel as of March 31, 2014.

(In thousands of U.S. dollars)

Vessel Name	Date Acquired	Size	Purchase Price	Carrying Value
m/v Nordic Orion	April 2012	PMX-1A	$32,000.0	$30,507.0
m/v Nordic Odyssey	April 2012	PMX-1A	32,000.0	30,035.1
m/v Bulk Providence(2)	May 2013	HS	10,300.0	10,114.4
m/v Bulk Trident	September 2012	SMX	17,010.3	16,700.3
m/v Bulk Newport	September 2013	SMX	15,546.0	15,183.3
m/v Bulk Beothuk	February 2013	SMX	14,196.9	13,581.8
m/v Bulk Juliana	April 2012	SMX	14,750.0	14,411.5
m/v Bulk Pangaea(1)	December 2009	PMX	26,500.0	20,577.3
m/v Bulk Liberty(2)	September 2013	HMX	9,392.6	9,217.4
m/v Bulk Patriot(1)	October 2011	PMX	15,350.0	13,386.6
m/v Nordic Bothnia	January 2014	HMX-1A	7,640.0	7,517.2
m/v Nordic Barents	March 2014	HMX-1A	7,640.0	7,595.9
m/v Bulk Discovery(1)	March 2011	PMX	15,200.0	13,139.8
m/v Bulk Cajun(1)	June 2011	PMX	6,960.0	6,395.6
Total			$224,485.7	$208,363.4

(1)	At March 31, 2014, the aggregate carrying value of m/v Bulk Cajun, m/v Bulk Discovery, m/v Bulk Pangaea and the m/v Bulk Patriot is approximately $53.5 million, which is higher than the aggregated estimated market value of $33.7 million. As such, Pangaea has reviewed each vessel group in the fleet and determined that the undiscounted sum of cash flows that will result from the use and disposal of each of its vessel groups exceed the carrying value of the vessel groups. Therefore, no charge to impairment is required.
(2)	During the three months ended March 31, 2014, Pangaea identified two vessels as candidates for sale. The proceeds of the sales are intended to be used to finance the newbuilding program and/or to acquire additional tonnage. Pangaea sold the m/v Bulk Providence on May 27, 2014. The selling price of the vessel was approximately $13.1 million after brokerage costs and Pangaea expects to record a gain of approximately $2.6 million in connection with the sale. A memorandum of agreement for the m/v Bulk Liberty was signed on May 9, 2014. The selling price of the vessel is approximately $12.4 after brokerage costs.

The table set forth below indicates the total cost of Pangaea’s newbuildings on order and the carrying value of each vessel as of March 31, 2014. As of March 31, 2014, Pangaea had deposits of $31.4 million for the purchase of these newbuildings.

(In thousands of U.S. dollars)

Vessel Name*	Expected Delivery Date	Size	Total Cost	Carrying Value
Newbuild 1	Q4 2014	PMX-1A	$32,625.0	N/A
Newbuild 2	Q1 2015	PMX-1A	32,625.0	N/A
Newbuild 3	Q1 2015	PMX-1A	32,600.0	N/A
Newbuild 4	Q1 2016	PMX-1A	32,600.0	N/A
Newbuild 5	Q4 2016	UMX-1C	28,950.0	N/A
Newbuild 6	Q4 2016	UMX-1C	28,950.0	N/A
Total			$188,350.0	N/A

*	The name of the vessel will be determined at the delivery date.

Convertible Redeemable Preferred Stock.  Pangaea classifies its convertible redeemable preferred stock as a separate item from permanent equity because it is redeemable outside of Pangaea’s control (at the option of the preferred stockholders). Pangaea recorded such convertible redeemable preferred stock at fair value upon issuance, net of any issuance costs. The value of the convertible redeemable preferred stock was determined based on a lattice model, which includes the use of various assumptions, such as cash flow projections, the equity value of peer group companies and volatility rates. Any beneficial conversion features are recognized as convertible redeemable preferred stock discounts and the discount is accreted to additional paid-in-capital through the earliest possible redemption date.

Important Financial and Operational Terms and Concepts

Pangaea uses a variety of financial and operational terms and concepts when analyzing its performance. These include revenue recognition, deferred revenue, allowance for doubtful accounts, vessels and depreciation, long-lived assets impairment considerations, and the fair value of convertible redeemable preferred stock transactions, as defined above as well as the following:

Voyage Expenses.  Pangaea incurs expenses for voyage charters, including bunkers (fuel), port charges, canal tolls, broker commissions and cargo handling operations, which are expensed as incurred.

Charter Expenses.  Pangaea relies on a combination of owned and chartered-in vessels to support its operations. Pangaea hires vessels under time charters, and recognizes the charter hire payments as an expense on a straight-line basis over the term of the charter. Charter hire payments are typically made in advance, and the unrecognized portion is reflected as advance hire in the accompanying consolidated balance sheets. Under the time charters, the vessel owner is responsible for the vessel operating costs such as crews, maintenance and repairs, insurance, and stores.

Vessel Operating Expenses.  Vessel operating expenses represent the cost to operate Pangaea’s owned vessels. Vessel operating expenses include crew hire and related costs, the cost of insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores, tonnage taxes, other miscellaneous expenses, and technical management fees. These expenses are recognized as incurred. Pangaea entered into technical management agreements for each of its owned vessels with an equity method investee. Technical management services include day-to-day vessel operations, performing general vessel maintenance, ensuring regulatory and classification society compliance, arranging the hire of crew, and purchasing stores, supplies, and spare parts.

Fleet Data.  Pangaea believes that the measures for analyzing future trends in its results of operations consist of the following:

•	Shipping days. Pangaea defines shipping days as the aggregate number of days in a period during which its vessels are performing either a voyage charter (voyage days) or a time charter (time charter days).
•	Daily vessel operating expenses. Pangaea defines daily vessel operating expenses as vessel operating expenses divided by ownership days for the period. Vessel operating expenses include crew hire and related costs, the cost of insurance, expenses relating to repairs and maintenance, the costs of spares and consumable stores, tonnage taxes, other miscellaneous expenses, and technical management fees.
•	Chartered in days. Pangaea defines chartered in days as the aggregate number of days in a period during which it chartered in vessels.
•	Time Charter Equivalent “TCE” rates. Pangaea defines TCE rates as total revenues less voyage expenses divided by the length of the voyage, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

Results of Operations

Three Months Ended March 31, 2014 Compared to Three Months Ended March 31, 2013

Revenues

Pangaea’s revenues are derived predominately from voyage and time charters. Total revenue for the three months ended March 31, 2014 was $114.2 million, compared to $95.1 million for the same period in 2013. The number of shipping days increased 17% to 4,502 in the three months ended March 31, 2014, compared to 3,838 for the same period in 2013 due to Pangaea’s continued focus on leveraging its relationships with existing customers, attracting new industry customers, and supplementing its chartered-in fleet with owned vessels. The revenue increase was predominantly due to this increase in shipping days, and in addition, there was a 17% increase in the average TCE rate, which was $13,698 per day for the three months ended March 31, 2014, compared to $11,724 per day for same period in 2013.

Voyage revenues for the three months ended March 31, 2014 increased by 5% to $91.6 million compared to $87.3 million for the same period in 2013. The increase in voyage revenues was primarily driven by the increase in market rates and was partially offset by the decrease in number of voyage days. The number of voyage days decreased by 2%, to 3,075 days for the three months ended March 31, 2014, compared to 3,132 days for the same period in 2013.

Charter revenues increased to $22.7 million from $7.8 million, or 191%, for the three months ended March 31, 2014 compared to the same period in 2013. The increase in charter revenues was primarily driven by the 102% increase in time charter days. The number of time charter days increased to 1,428 days for the three months ended March 31, 2014 compared to 706 days for the same period in 2013. The balance of the increase is due to a 72% increase in time charter rates for vessels fixed on time charters during the three months ended March 31, 2014 versus those fixed during the same period in 2013.

Voyage Expenses

Voyage expenses for the three months ended March 31, 2014 were $52.5 million, compared to $50.1 million for the same period in 2013, an increase of approximately 5%. The increase in voyage expenses was primarily due to the increase in voyage revenue. Voyage expenses as a percentage of voyage revenue remained at 57% for the three months ended March 31, 2013 and 2014.

Charter Hire Expenses

Charter hire expenses for the three months ended March 31, 2014 were $39.6 million, compared to $28.4 million for the same period in 2013. The 39% increase in charter expenses was predominantly due to the increase in market rates. Time charters fixed during the three months ended March 31, 2014 averaged $14,328 per day, while time charters fixed during the same period in 2013 averaged $9,165 per day. In addition, the number of chartered in days was 3,329 for the three months ended March 31, 2014 and 3,077 days for the three months ended March 31, 2013, an increase of 8%.

Vessel Operating Expenses

Vessel operating expenses for the three months ended March 31, 2014 were $6.9 million, compared to $4.5 million in the comparable period in 2013, an increase of approximately 52%. The increase in vessel operating expenses was primarily due to the acquisition of four vessels in 2013 and two vessels during the three months ended March 31, 2014, and the resulting increase in the number of ownership days from 761 for the three months ended March 31, 2013 to 1,173 for the three months ended March 31, 2014. Ownership days are the aggregate number of days in a period during which each vessel in Pangaea’s fleet has been owned by it. The vessels acquired in 2013 were owned for a total of only 41 days for the three months ended March 31, 2013 compared to 360 for the three months ended March 31, 2014. The two vessels acquired in 2014 were owned for a total of 93 days. The vessel operating expense expressed on a per day basis decreased to $5,899 for the three months ended March 31, 2014 from $5,969 for the same period in 2013, or 1%.

General and Administrative

Pangaea’s general and administrative expenses include legal and professional fees, rent, payroll and related expenses for its corporate offices. General and administrative expenses for the three months ended

March 31, 2014 and 2013 were $2.6 million and $3.1 million, respectively, a decrease of approximately 17%. The decrease in general and administrative expenses was attributable to a decrease in incentive compensation of $0.8 million, a decrease in professional fees of $0.3 million, and a decrease in other expenses of approximately $0.2 million. This was offset by an increase in salary and related expenses of approximately $0.2 million, an increase related to the new vessels acquired in 2013 and 2014 of $0.2 million; and to the addition of an office in Singapore with expenses of $0.4 million.

Depreciation and Amortization

For the three months ended March 31, 2014 and 2013, total depreciation and amortization expense was $2.6 million and $2.4 million, respectively. The increase in depreciation and amortization expense was attributable to the acquisition of four vessels in 2013 and two in 2014. This was offset by a reduction due to the change in the estimated useful life of one vessel and reductions due to the fact that Pangaea did not incur depreciation expense during the three months ended March 31, 2014 on the two vessels that were classified as held for sale.

Income from Operations

For the three months ended March 31, 2014, income from operations increased 54% to $10.1 million, compared to $6.5 million for the same period in 2013. The increase is primarily attributable to a $16.5 million (37%) increase in TCE revenue for the three months ended March 31, 2014 compared to the same period in 2013. This was offset by an $11.1 million increase in charter hire expenses, a $2.4 million increase in vessel operating expenses, a $0.5 million increase in general and administrative expenses and a $0.2 million increase in depreciation and amortization. The increase in TCE revenue is predominantly due to the increase in total shipping days from 3,838 for the three months ended March 31, 2013 to 4,502 for the comparable period in 2014. The increase in charter hire expense is due to an increase in chartered in days and to an increase in market rates, as discussed above.

Interest Expense

Interest expense for the three months ended March 31, 2014 and 2013 was $1.5 million and $1.1 million, respectively. The increase was primarily due to the financing of four vessels acquired in 2013 and another two vessels acquired during the three months ended March 31, 2014. Total secured debt outstanding was $108.7 million at March 31, 2014 compared to $99.4 million at December 31, 2013. Pangaea’s weighted-average interest rate on March 31, 2014 and December 31, 2013 was 4.47% and 4.24%, respectively.

Imputed Interest on Related Party Long-Term Debt

NBHC entered into contracts to construct four ice class 1A newbuildings and paid total deposits of $26.1 million. Each of NBHC’s shareholders provided funding for the deposits in the form of non-interest bearing long-term debt payable on January 9, 2023. The loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17.8 million is being amortized over the term of the loan using the interest method. The amortization of this discount (imputed interest) was $0.3 million for the three months ended March 31, 2014 and $0.2 million for the three months ended March 31, 2013.

Other Income (Expense)

Other expense represents the insurance deductible related to the hull and machinery insurance claims for damages to the m/v Nordic Odyssey and the m/v Nordic Orion ($0.3 million), net of a cargo claim settlement of $0.2 million.

Income Attributable to Non-controlling Interests

This amount represents the net income attributable to non-controlling interest in NBH, NBHC, BVH and Bulk Cajun. Net income attributable to non-controlling interest for the three months ended March 31, 2014 and 2013 was $1.1 million and $0.8 million, respectively. The increase was predominantly due to the fact that

NBH had income of $1.8 million in the three months ended March 31, 2014 as compared to $0.5 million for the three months ended March 31, 2013. This was offset by a decrease in income from NBHC which was $0.9 million for the three months ended March 31, 2013 but only $0.3 million for the three months ended March 31, 2014.

Fiscal Year Ended December 31, 2013 Compared to Fiscal Year Ended December 31, 2012

Revenues

Pangaea’s revenues are derived predominantly from voyage charters and time charters. Total revenue for the fiscal year ended December 31, 2013, was $392.5 million, compared to $387.1 million for the same period in 2012. The number of shipping days increased by 9% to 16,148 in the fiscal year ended December 31, 2013, compared to 14,769 for the same period in 2012 due to Pangaea’s continued focus on leveraging its relationships with existing cargo customers and attracting new cargo customers. The revenue increase was predominantly due to this increase in shipping days, however, the increase was tempered by a decrease in the average TCE rate, which declined 4% to $12,164 per day for the fiscal year ended December 31, 2013, from $12,607 per day for same period in 2012. The average TCE rates declined in the first nine months of 2013 due to a decrease in market rates, however, rates increased in the fourth quarter and the average TCE increased 4% during that time as a result.

Voyage revenues for the fiscal year ended December 31, 2013, decreased by 2% to $336.2 million compared to $342.1 million for the same period in 2012. The decrease in voyage revenues was primarily driven by the decrease in market rates, but was partially offset by the increase in voyage days. The number of voyage days increased by 5%, to 12,076 days for the fiscal year ended December 31, 2013, compared to 11,545 days for the same period in 2012.

Charter revenues increased to $56.3 million from $45.0 million, or 25%, for the fiscal year ended December 31, 2013, compared to the same period in 2012. The increase in charter revenues was driven by the 26% increase in time charter days. The number of time charter days increased to 4,072 days for the fiscal year ended December 31, 2013, compared to 3,224 days for the same period in 2012.

Voyage Expenses

Voyage expenses for the fiscal year ended December 31, 2013 were $196.0 million, compared to $200.9 million for the same period in 2012, a decrease of approximately 2%. The decrease in voyage expenses was primarily due to the decrease in market charter hire rates. Voyage expenses as a percentage of voyage revenue remained at approximately 58% from 2012 to 2013.

Charter Expenses

Charter expenses for the fiscal year ended December 31, 2013 were $130.9 million, compared to $133.5 million for the same period in 2012. The 2% decrease in charter expenses was predominantly due to the decrease in market charter hire rates as discussed above. The number of chartered-in days remained flat at 12,426 days in 2013 compared to 12,417 days in 2012.

Vessel Operating Expenses

Vessel operating expenses for the fiscal year ended December 31, 2013 were $23.0 million, compared to $14.8 million in the comparable period in 2012, an increase of approximately 55%. The increase in vessel operating expenses was due to the acquisition of interests in four vessels in 2013 and four vessels in 2012, and the resulting 59% increase in the number of ownership days to 3,728 for the fiscal year ended December 31, 2013 from 2,352 for the same period in 2012. Ownership days are the aggregate number of days in a period during which each vessel in Pangaea’s fleet has been owned by it. The vessels acquired in 2013 were owned for a total of 808 days in 2013. The four vessels acquired in 2012 were owned for a total of 888 days in 2012 versus 1,460 in 2013. The vessel operating expense expressed on a per day basis decreased to $6,158 for the fiscal year ended December 31, 2013 from $6,299 for the same period in 2012, or 2%.

General and Administrative

Pangaea’s general and administrative expenses include legal and professional fees, rent, payroll and related expenses for its corporate offices. General and administrative expenses for the fiscal year ended

December 31, 2013 and 2012 were $11.6 million and $11.0 million, respectively, an increase of approximately 5%. The increase in general and administrative expenses was attributable to an increase in professional fees of $0.3 million, an increase in salary and related expenses of approximately $0.5 million, an increase in travel expenses of $0.1 million, increases in other miscellaneous expenses totaling $0.3 million, and to the addition of an office in Singapore with start-up and other expenses of $0.4 million. This was offset by a decrease in incentive compensation of $1.0 million.

Depreciation and Amortization

For the fiscal year ended December 31, 2013 and 2012, total depreciation and amortization expense was $9.6 million and $7.2 million, respectively. At December 31, 2013, total depreciation and amortization includes $8.8 million of vessel and other fixed assets depreciation, and $0.8 million relating to the amortization of deferred drydocking costs. At December 31, 2012, total depreciation and amortization includes $6.7 million of vessel and other fixed assets depreciation, and $0.5 million relating to the amortization of deferred drydocking costs. The increase in depreciation and amortization expense was attributable to the acquisition of interests in four vessels during 2013 ($1.1 million) and to the increase resulting from a full year of depreciation on the four vessels acquired during 2012 ($3.6 million in 2013 versus $2.3 million in 2012). The $0.3 million increase in drydocking amortization is also because there is a full year of amortization in 2013 but not in 2012 as the upgrades were completed at various dates in 2012. See “Vessel Operating Expenses,” above, for details regarding ownership days.

Income from Operations

For the fiscal year ended December 31, 2013, income from operations increased 8% to $21.4 million, compared to $19.6 million for the same period in 2012. The increase is attributable to a $10.2 million (6%) increase in TCE revenue and a $2.6 million decrease in charter hire expense for the fiscal year ended December 31, 2013 compared to the same period in 2012. This was offset by an $8.2 million increase in vessel operating cost, a $0.5 million increase in general and administrative expenses and a $2.4 million increase in depreciation and amortization stemming from the increase in the number of owned vessels. The increase in TCE revenue is predominantly due to the increase in total shipping days from 14,769 in 2012 to 16,148 in 2013. The decrease in charter hire expense is due to a decrease in rates.

Interest Expense

Interest expense for the fiscal years ended December 31, 2013 and 2012 was $5.5 million and $3.3 million, respectively. The increase was primarily due to the financing of four vessels acquired during the fiscal year ended December 31, 2013 and to the increase resulting from a full year of debt outstanding for the four vessels acquired at various times in 2012. Additionally, for the year ended December 31, 2013 and 2012, amortization of deferred financing costs was $0.9 million and $0.6 million, respectively. The increase was also due to the financing arrangements discussed above. Pangaea’s weighted-average interest rate on December 31, 2013 and 2012 were 4.67% and 4.24%, respectively.

Interest Expense on Related Party Debt

Interest expense on related party debt for the fiscal years ended December 31, 2013 and 2012 was $0.4 million and $1.3 million, respectively. The decrease was due to the fact that the loan from the noncontrolling interest in Odyssey and Orion (to finance the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey) was restructured and the outstanding balance reclassified to long-term. The restructured loan was non-interest bearing, resulting in the imputation of interest, which is recorded as imputed interest on related party long-term debt in the consolidated statements of income (see below).

Imputed Interest on Related Party Long-Term Debt

NBHC entered into contracts to construct four ice class 1A newbuildings and paid total deposits of $26.1 million. Each of NBHC’s shareholders provided funding for the deposits in the form of non-interest bearing long-term debt payable on January 9, 2023. The loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17.8 million is being amortized over the term of the loan using the interest method. The amortization of this discount (imputed interest) was $1.1 million for the year ended December 31, 2013.

Income Attributable to Non-controlling Interests

This amount represents the net income attributable to non-controlling interest in NBH, NBHC (owner of Odyssey and Orion as of December 31, 2012), BVH, and Bulk Cajun. Net income attributable to non-controlling interest for the year ended December 31, 2013 and 2012 was a loss of $0.06 million and $2.1 million, respectively. The decrease was predominantly due to the fact that NBH had losses of $1.8 million in 2013 as compared to $2.0 million of income, for the year ended December 31, 2012.

Fiscal Year Ended December 31, 2012 Compared to Fiscal Year Ended December 31, 2011.

Revenues

Pangaea’s revenues are derived substantially from voyage charters and time charters. Total revenue for the fiscal year ended December 31, 2012 was $387.1 million, compared to $409.6 million for the same period in 2011. The number of shipping days increased by 10% to 14,769 in the fiscal year ended December 31, 2012, compared to 13,477 for the same period in 2011 due to its continued focus of leveraging its relationships with existing cargo customers and attracting new cargo customers. Notwithstanding, the revenue decrease was largely due to a decrease in the average TCE rate of Pangaea’s fleet, which decreased by 23% to $12,607 per day for the fiscal year ended December 31, 2012, from $16,431 per day for same period in 2011. The decrease in TCE rates resulted from the decrease in market rates. Excess vessel supply together with uncertainty regarding global growth prospects contributed to a relatively soft freight rate environment. The market forces that decrease revenues also decrease expenses, as discussed below.

Voyage revenues for the fiscal year ended December 31, 2012 decreased by 5% to $342.1 million, compared to $359.5 million for the same period in 2011. The decrease in voyage revenues was primarily driven by the decrease in market rates, but was partially offset by the increase in voyage days. The number of voyage days increased by 7%, to 11,545 days for the fiscal year ended December 31, 2012 compared to 10,769 days for the same period in 2011.

Charter revenues decreased to $45.0 million from $50.1 million, or 10%, for the fiscal year ended December 31, 2012 compared to the same period in 2011. The decrease in charter revenues was primarily driven by the decrease in market rates, but was partially offset by the increase in time charter days. The number of time charter days increased by 19%, to 3,224 days for the fiscal year ended December 31, 2012 compared to 2,708 days for the same period in 2011.

Voyage Expenses

Voyage expenses for the fiscal year ended December 31, 2012 were $200.9 million, compared to $188.2 million for the same period in 2011, an increase of approximately 7%. The increase in voyage expenses was primarily due to a 7% increase in voyage days to 11,545 days for the fiscal year ended December 31, 2012 compared to 10,769 days for the same period in 2011.

Charter Expenses

Charter expenses for the fiscal year ended December 31, 2012 were $133.5 million, compared to $193.4 million for the same period in 2011. The 31% decrease in charter expenses was predominantly due to the decrease in market charter hire rates as discussed above, and is partially offset by a 2% increase in the number chartered in days to 12,417 days for the fiscal year ended December 31, 2012 compared to 12,163 days for the same period in 2011. Accordingly, Pangaea’s chartered in lease rate, defined as charter expenses divided by chartered in days, decreased 32% to $10,753 per day for the fiscal year ended December 31, 2012 compared to $15,900 per day for the same period in 2011. Pangaea also acquired interests in four vessels in 2012, increasing the number of ownership days to 2,352 from 1,314. Ownership days are the aggregate number of days in a period during which each vessel in Pangaea’s fleet has been owned by it.

Vessel Operating Expenses

Vessel operating expenses for the fiscal year ended December 31, 2012 were $14.8 million, compared to $8.0 million in the comparable period in 2011, an increase of approximately 85%. During the fiscal year ended December 31, 2012, Pangaea acquired interests in four vessels and the increase in vessel operating expenses was primarily due to an increase in the number of ownership days to 2,352 for the fiscal year ended

December 31, 2012 from 1,314 for the same period in 2011, or 79%. Ownership days are the aggregate number of days in a period during which each vessel in Pangaea’s fleet has been owned by it. The vessel operating expense expressed on a per day basis increased to $6,299 for the fiscal year ended December 31, 2012 from $6,111 for the same period in 2011, or 3%.

General and Administrative

Pangaea’s general and administrative expenses include legal and professional fees, rent, payroll and related expenses for its corporate offices. General and administrative expenses for the fiscal year ended December 31, 2012 and 2011 were $11.0 million and $7.2 million, respectively, an increase of approximately 52%. The increase in general and administrative expenses was primarily attributable to an increase in payroll and related expenses of $3.8 million due to the addition of new staff and annual performance bonus paid for the fiscal year ended December 31, 2012.

Depreciation and Amortization

For the fiscal year ended December 31, 2012 and 2011, total depreciation and amortization expense was $7.2 million and $5.2 million, respectively. At December 31, 2012, total depreciation and amortization includes $6.7 million of vessel and other fixed assets depreciation, and $0.5 million relating to the amortization of deferred drydocking costs. The increase in depreciation and amortization expense was attributable to the acquisition of interests in four vessels during 2012 and due to the fact that drydocking amortization is included in 2012 for upgrades completed at various dates in 2012.

Loss On Sale of Vessels

For the fiscal year ended December 31, 2012 and 2011, total loss on sale of vessels was $0.0 million and $1.1 million, respectively. During the fiscal year ended December 31, 2012, Pangaea did not sell any vessels. During the fiscal year ended December 31, 2011, Pangaea sold the m/v Bulk Trader and the m/v Bulk Island for an aggregate loss of $1.1 million.

Income from Operations

For the fiscal year ended December 31, 2012, income from operations increased by 203% to $19.6 million, compared to $6.5 million for the same period in 2011, primarily attributable to a 10% increase in total shipping days for the fiscal year ended December 31, 2012 compared to the same period in 2011 and to the greater decrease in Pangaea’s daily vessel cost compared to its TCE rate. Pangaea’s TCE rate decreased by 23% for the fiscal year ended December 31, 2012 compared to the same period in 2011, however, its daily vessel cost decreased by 33% for the fiscal year ended December 31, 2012 compared to the same period in 2011. Daily vessel cost is defined as charter expenses plus vessel operating expenses divided by total shipping days. Pangaea’s TCE rate and its daily vessel cost both decreased due to the decrease in market rates, however, its daily vessel cost was further reduced as Pangaea replaced chartered in days with ownership days, which has a lower daily rate of approximately 41% less. Relative to its TCE rates for 2012 and consistent with management’s strategy of acquiring vessels to reduce operational costs, Pangaea’s ownership days were $6,308 less per day, or approximately 50% less.

Interest Expense

Interest expense for the fiscal years ended December 31, 2012 and 2011 was $3.3 million and $2.6 million, respectively. The increase was primarily due to the financings of the acquisition of interests in four vessels during the fiscal year ended December 31, 2012. Additionally, for the year ended December 31, 2012 and 2011, amortization of deferred financing costs was $0.6 million and $0.3 million, respectively. The increase was due to the financings of the acquisition of interests in four vessels in 2012, as discussed below. Pangaea’s weighted-average interest rates on December 31, 2012 and 2011 were 4.24% and 5.6%, respectively.

Interest Expense on Related Party Debt

Interest expense on related party debt for the fiscal years ended December 31, 2012 and 2011 was $1.3 million and $0.1 million, respectively. The increase was due to the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey which were initially funded by related party debt in 2012

Income Attributable to Non-controlling Interests

This amount represents the net income attributable to non-controlling interest in NBH, Odyssey, and Orion. Net income attributable to non-controlling interest for the year ended December 31, 2012 and 2011 was $2.1 million and $0.1 million, respectively. The increase was due to the fact that Odyssey and Orion had earnings of $2.2 million and NBH had earnings of $2.0 million, for the year ended December 31, 2012, compared to net earnings of $0.1 million for NBH, Searoll and Oceanroll for the same period in 2011.

Liquidity and Capital Resources

Liquidity and Cash Needs

Pangaea has historically financed its capital requirements with cash flow from operations, the issuance of convertible redeemable preferred stock, proceeds from related party debt, and proceeds from long-term debt. Pangaea has used its funds primarily to fund its operations, vessel acquisitions, and the repayment of debt and the associated interest expense. Pangaea may consider debt and convertible redeemable preferred stock financing alternatives from time to time. However, if market conditions are negative, Pangaea may be unable to raise additional debt financing on acceptable terms or at all. As a result, Pangaea may be unable to pursue opportunities to expand its business.

Additionally, NBHC, a 33% owned subsidiary of Pangaea, has made all of its newbuilding deposits required to date by using funds from related party loans from its shareholders, Pangaea, ST Shipping and ASO2020 (see “Loans from ST Shipping and ASO2020” in the Related Party Loans section below). Pangaea believes that each of NBHC’s joint venture partners, ST Shipping and ASO2020, will continue to meet the deposit schedule for each newbuilding by making additional related party loans, and will not call any existing related party loans. However, if NBHC’s shareholders do not provide required funds, NBHC would likely need to seek replacement financing, which may not be available on acceptable terms. In such case, Pangaea may not be able to pursue opportunities to expand its business or meet its other commitments.

At March 31, 2014, December 31, 2013 and December 31, 2012, Pangaea had working capital deficits of $4.1 million, $13.8 million, and $15.3 million, respectively. These working capital deficits were partially impacted by accrued dividends payable to preferred shareholders, which may be paid in preferred shares, at the election of the preferred shareholder. At March 31, 2014, December 31, 2013 and December 31, 2012, accrued dividends payable to preferred shareholders were $12.0 million, $10.3 million and $4.0 million, respectively. Another reason for these deficits is the accelerated terms of its vessel financing arrangements, which is common throughout the industry. For this reason, it is typical within Pangaea’s industry to calculate a measure of working capital, which is modified to exclude the current portion of long-term debt. Pangaea believes that the impact of these deficits on its operations is minimal due to the fact that payment terms in the bulk carrier industry are three days after loading on voyage charters and payment is made in advance on time charters, making cash available for debt service timelier than in other industries. (Payment for demurrage is payable according to the charter party and subject to resolution by the parties involved.) In addition, the carrying value of the Pangaea’s fleet is recovered more rapidly than other long-lived assets.

Finally, certain of Pangaea’s common and preferred shareholders have provided written agreements whereby they have committed to providing financial support in the form of loans and/or the purchase of preferred stock. All preferred shares will be exchanged for common shares in connection with mergers and no preferred shares (or any commitment to provide debt or equity financing) will be outstanding immediately after the mergers.

Capital Expenditures

Pangaea’s capital expenditures relate to the purchase of interests in vessels and capital improvements to its vessels, which are expected to enhance the revenue earning capabilities and safety of these vessels. Pangaea’s current owned fleet consists of six Panamax drybulk carriers, four Supramax drybulk carriers, three Handymax drybulk carriers and one Handysize drybulk carrier.

In addition to vessel acquisitions that Pangaea may undertake in future periods, its other major capital expenditures include funding its program of regularly scheduled drydocking necessary to make improvements to its vessels as well as to comply with international shipping standards and environmental laws and regulations. Although Pangaea has some flexibility regarding the timing of drydocking, the costs are relatively predictable. Management anticipates that vessels are to be drydocked every five years. Funding of these requirements is anticipated to be met with cash from operations. Pangaea anticipates that this process of recertification will require it to reposition these vessels from a discharge port to shipyard facilities, which will reduce Pangaea’s available days and operating days during that period. Pangaea expects to drydock 4 vessels, 5 vessels and 3 vessels during 2014, 2015 and 2016, respectively, at an aggregate anticipated cost of $3.1 million, $4.8 million, and $2.3 million, respectively, not including any unanticipated repairs. Pangaea estimates that drydocking a vessel is typically for a period of 2 to 20 days, depending on the size and condition of the vessel.

Cash Flows

The following table summarizes Pangaea’s net cash flows from operating, investing and financing activities for the three month periods ended March 31, 2014 and 2013.

	For the three months ended March 31,
(In millions of U.S. dollars)	2014	2013
Net cash provided by operating activities	10.4	4.1
Net cash used in investing activities	(14.9)	(33.9)
Net cash provided by financing activities	8.9	31.8

Net Cash Provided by Operating Activities.  Net cash provided by operating activities during the three months ended March 31, 2014 was $10.4 million, compared with net cash provided by operating activities of $4.1 million during the corresponding three months ended March 31, 2013. Approximately $2.2 million of the increase was due to the increase in net income. The balance is due to changes in operating assets and liabilities, predominantly accounts receivable, inventory, and accounts payable and accrued expenses. These balances fluctuate significantly depending on the number and percentage of completion of voyages in process.

Net Cash Used in Investing Activities.  Net cash used for investing activities during the three months ended March 31, 2014, was $14.9 million, compared with $33.9 million for the three months ended March 31, 2013. Pangaea used $14.4 million for the purchase of vessels in 2014 compared to $14.3 million in 2013. In addition, Pangaea paid approximately $19.6 million as deposits on newbuildings in 2013. Pangaea also used $0.4 million to upgrade vessels during the three months ended March 31, 2014.

Net Cash Provided by Financing Activities.  Net cash provided by financing activities during the three months ended March 31, 2014 and 2013 was $8.9 million and $31.8 million, respectively. During the three months ended March 31, 2014, Long-term debt increased by $9.2 million on a net basis, which was offset by other payments totaling $0.3 million. During the three months ended March 31, 2013, related parties provided $21.7 million, net of payments; cash provided through long-term debt was $4.7 million, net of payments and financing fees, and cash provided through issuance of convertible redeemable preferred stock was $5.5 million.

The following table summarizes Pangaea’s net cash flows from operating, investing and financing activities for the fiscal years ended December 31, 2013, 2012, and 2011.

	For the years ended December 31,
(In millions of U.S. dollars)	2013	2012	2011
Net cash provided by operating activities	21.1	15.9	12.3
Net cash used in investing activities	(84.0)	(101.4)	(28.2)
Net cash provided by financing activities	62.1	86.5	19.5

Net Cash Provided by Operating Activities.  Net cash provided by operating activities during the year ended December 31, 2013 was $21.1 million, compared to net cash provided by operating activities of $15.9 million during the year ended December 31, 2012. The increase is due to changes in operating assets and liabilities, predominantly inventory, and accounts payable and accrued expenses. These balances fluctuate significantly depending on the number and percentage of completion of voyages in process.

Net cash provided by operating activities during the year ended December 31, 2012 was $15.9 million, compared with net cash provided by operating activities of $12.3 million during the corresponding year ended December 31, 2011. The increase was primarily due to the increase in net income of $12.1 million for the fiscal year ended December 31, 2012 compared to the same period in 2011, higher depreciation and amortization of $2.0 million due to the operation of a larger fleet which was partially offset by an increase of $9.7 million in working capital for the fiscal year ended December 31, 2012 compared to the same period in 2011.

Net Cash Used in Investing Activities.  Net cash used in investing activities during the year ended December 31, 2013 was $84.0 million, compared to $101.4 million for the year ended December 31, 2012. Pangaea used $81.6 million on new vessels and deposits on newbuildings in 2013 versus $96.8 in 2012. In addition, approximately $4.0 million was used to upgrade vessels in 2012, whereas only $0.7 million was used in 2013. Pangaea also used $1.5 million as deposits toward the purchase of interests in two vessels in 2013. Both of these ships were delivered in the first quarter of 2014.

Net cash used for investing activities during the year ended December 31, 2012, was $101.4 million, compared with $28.2 million for the year ended December 31, 2011. The increase is predominantly due to an increase of $58.2 million in purchase of interests in vessels and is also due to an increase of $4.0 million in drydocking expenditures and a $0.6 million net increase in other investing activities, as well as a decrease of $11.8 million from proceeds from sale of vessels during 2011.

Net Cash Provided by Financing Activities.  Net cash provided by financing activities during the year ended December 31, 2013 was $62.1 million, compared to $86.5 million for the year ended December 31, 2012. Related parties provided net financing of $24.3 million in 2013 as compared to $15.9 million in 2012, predominantly for vessel acquisition. Long-term debt increased $16.0 million on a net basis, and cash provided through the issuance of convertible redeemable preferred stock was $21.9 million. During the year ended December 31, 2012, cash provided through long-term debt was $48.7 million, net of payments and financing fees, and cash provided through issuance of convertible redeemable preferred stock was $20.6 million.

Net cash provided by financing activities during the year ended December 31, 2012 and 2011 was $86.5 million and $19.5 million, respectively. The financing activity during the years ended December 31, 2012 and 2011, related primarily to proceeds from and payments on loans provided for vessel financing and to the issuance of convertible redeemable preferred stock to fund vessel acquisitions. During the year ended December 31, 2012, Pangaea borrowed $58.3 million of bank debt and issued $20.6 million of convertible redeemable preferred stock. Pangaea borrowed $26.7 million of bank debt and issued $6.2 million of convertible redeemable preferred stock during the year ended December 31, 2011.

Borrowing Activities

Debt Facilities (in millions of U.S. dollars)	Additional Borrowing Capacity as of March 31, 2014	Amounts Outstanding as of
		March 31,	December 31,
		2014	2013	2012
$12.25 Million Bulk Pangaea Secured Note*	—	4.16	4.51	5.56
$1.048 Million Long Wharf Construction to Term Loan	—	1.01	1.02	1.03
$9.12 Million Bulk Discovery Secured Note	—	4.85	5.20	6.63
$12.0 Million Bulk Patriot Secured Note*	—	6.60	7.21	9.66
$4.55 Million Bulk Cajun Secured Note	—	1.71	1.99	3.41
$8.11 Million Bulk Juliana Secured Note*	—	6.08	6.42	7.77
$40.0 Million Bulk Nordic Odyssey and Bulk Nordic Orion Loan Agreement	—	33.0	34.0	39.0
$10.2 Million Bulk Trident Secured Note*	—	8.61	8.93	9.88
$8.52 Million Bulk Atlantic Secured Note	—	8.16	8.25	—
$10.0 Million Bulk Phoenix Secured Note*	—	9.57	9.78	—
$8.0 Million Bulk Providence Secured Note*	—	7.64	7.76	—
$5.685 Million Bulk Liberty Secured Note	—	5.54	5.69	—
The Senior Secured Post-Delivery Term Loan Facility	—	—	—	—

Debt Facilities (in millions of U.S. dollars)	Additional Borrowing Capacity as of March 31, 2014	Amounts Outstanding as of
		March 31,	December 31,
		2014	2013	2012
$13.1 Million Term Loan Facility (Nordic Bulk Barents Ltd. and Nordic Bulk Bothnia Ltd.)	—	13.0	—	—
Total interest bearing debt	—	109.92	100.76	82.96
Unamortized bank fees	—	(1.25)	(1.39)	(1.08)
Total interest bearing debt, net	—	108.67	99.37	81.88

*	Loan refinanced under the Senior Secured Post-Delivery Term Loan Facility

The Senior Secured Post-Delivery Term Loan Facility

On April 15, 2013, Pangaea, through its wholly owned subsidiaries, Bulk Pangaea, Bulk Patriot, Bulk Juliana and Bulk Trident, entered into a $30.3 million Senior Secured Post-Delivery Term Loan Facility (the “Post-Delivery Facility”), to refinance the Bulk Pangaea Secured Term Loan Facility dated December 15, 2009, the Bulk Patriot Secured Term Loan Facility dated September 29, 2011, the Bulk Juliana Secured Term Loan Facility dated April 18, 2012, and the Bulk Trident Secured Term Loan Facility dated August 28, 2012, the proceeds of which were used to finance the acquisitions of the m/v Bulk Pangaea, the m/v Bulk Patriot, the m/v Bulk Juliana and the m/v Bulk Trident, respectively. The Post-Delivery Facility was subsequently amended on May 16, 2013 by the First Amendatory Agreement, to increase the facility by $8.0 million to finance the acquisition of the m/v Bulk Providence and again on August 28, 2013, by the Second Amendatory Facility, to increase the facility by $10.0 million to finance the acquisition of the m/v Bulk Newport.

The Post-Delivery Facility contains financial covenants that require Pangaea to maintain a minimum consolidated net worth, and require Pangaea to maintain a minimum EBITDA to fixed charges ratio tested annually, as defined. In addition, the facility contains other Pangaea and vessel related covenants that, among other things, restrict changes in management and ownership of the vessel, declaration of dividends, further indebtedness and mortgaging of a vessel without the lender’s prior consent. It also requires minimum collateral maintenance of not less than 143% of the total outstanding balance of the facility at all times. At March 31, 2014, the aggregate fair value of the collateral was approximately 211% of the outstanding loan. As of March 31, 2014 and December 31, 2013, Pangaea was in compliance with all required covenants.

The Post-Delivery Facility is divided into six tranches, as follows:

•	$12.25 Million Bulk Pangaea Secured Note

Initial amount of $12,250,000, entered into in December 2009, for the acquisition of m/v Bulk Pangaea. The interest rate was fixed at 3.96% in April 2013, in conjunction with the post-delivery amendment discussed above. The amendment also modified the repayment schedule to 15 equal quarterly payments of $346,875 ending in January 2017.

•	$12.0 Million Bulk Patriot Secured Note

Initial amount of $12,000,000, entered into in September 2011, for the acquisition of the m/v Bulk Patriot. Loan requires repayment in 24 equal quarterly installments of $500,000 beginning in January 2012. The interest rate was fixed at 4.01% in April 2013 in conjunction with the post-delivery amendment discussed above.

•	$10.2 Million Bulk Trident Secured Note

Initial amount of $10,200,000, entered into in April 2012, for the acquisition of the m/v Bulk Trident. Loan requires repayment in 24 equal quarterly installments of $318,750 beginning in December 2012 with a balloon payment of $2,550,000 together with the last quarterly installment. Interest was fixed at 4.29% in April 2013 in conjunction with the post-delivery amendment discussed above.

•	$8.11 Million Bulk Juliana Secured Note

Initial amount of $8,112,500, entered into in April 2012, for the acquisition of the m/v Bulk Juliana. Loan requires repayment in 24 equal quarterly installments of $338,021 beginning in October 2012. Interest was fixed at 4.38% in April 2013 in conjunction with the post-delivery amendment discussed above.

•	$10.0 Million Bulk Phoenix Secured Note

Initial amount of $10,000,000, entered into in May 2013, for the acquisition of m/v Bulk Newport. Loan requires repayment in 7 equal quarterly installments of $216,667 and 16 equal quarterly installments of $416,667 with a balloon payment of $1,816,659 due in July 2019. Interest is fixed at 5.09%.

•	$8.0 Million Bulk Providence Secured Note

Initial amount of $8,000,000, entered into in May 2013, for the acquisition of m/v Bulk Providence. Loan requires repayment in 8 equal quarterly installments of $120,000, 16 equal quarterly installments of $190,000 and a balloon payment of $4,000,000 due in July 2019. Interest is fixed at 4.38%. Pangaea has committed to a plan to sell the Bulk Providence and accordingly, the outstanding balance of this tranche has been classified as current.

Other secured debt:

$4.55 Million Bulk Cajun Secured Note

Initial amount of $4,550,000, entered into in October 2011, for the acquisition of the m/v Bulk Cajun. Loan requires repayment in 16 equal quarterly installments of $284,375 beginning in January 2012 with a balloon payment of $2,000,000 together the last quarterly installment. Interest is fixed at 6.51%. The outstanding balance of the loan may not exceed 75% of the fair value of the collateral at any time. At March 31, 2014, the outstanding balance of the loan was approximately 28% of the fair value of the m/v Bulk Cajun.

$9.12 Million Bulk Discovery Secured Note

Initial amount of $9,120,000, entered into in February 2011, for the acquisition of the m/v Bulk Discovery. Loan requires repayment in 20 equal quarterly installments of $356,000 beginning in June 2011 with a balloon payment of $2,000,000 together with the last quarterly installment. Interest is fixed at a rate of 8.16%. The outstanding balance of the loan may not exceed 70% of the fair value of the collateral at any time. At March 31, 2014, the outstanding balance of the loan was approximately 69% of the fair value of the m/v Bulk Discovery.

$8.52 Million Bulk Atlantic Secured Note

Initial amount of $8,520,000, entered into on February 18, 2013, for the acquisition of m/v Bulk Beothuk. Loan requires repayment in 8 equal quarterly installments of $90,000 beginning in May 2013, 12 equal quarterly installments of $295,000 and a balloon payment of $4,260,000 due in February 2018. Interest is fixed at 6.46%. The outstanding balance of the loan may not exceed 70% of the fair value of the collateral at any time. At March 31, 2014, the outstanding balance of the loan was approximately 45% of the fair value of the m/v Bulk Atlantic.

$5.685 Million Bulk Liberty Secured Note

Initial amount of $5,685,000, entered into on July 2013, for the acquisition of m/v Bulk Liberty. Loan requires repayment in 19 equal quarterly installments of $149,605 beginning in January 2014 and a balloon payment of $2,842,505 due in February 2018. Interest is fixed at 7.06%. Pangaea has committed to a plan to sell the Bulk Liberty and accordingly, the outstanding balance of this note has been classified as current. The outstanding balance of the loan may not exceed 70% of the fair value of the collateral at any time. At March 31, 2014, the outstanding balance of the loan was approximately 43% of the fair value of the m/v Bulk Liberty.

The other secured notes, as outlined above, also contain collateral maintenance ratio clauses. If Pangaea encountered a change in financial condition which, in the opinion of the lender, is likely to affect Pangaea’s ability to perform its obligations under the loan facility, Pangaea’s credit agreement could be cancelled at the lender’s sole discretion. The lender could then elect to declare the indebtedness, together with accrued interest and other fees, to be immediately due and payable, and proceed against any collateral securing such indebtedness. As of March 31, 2014 and 2013, Pangaea was in compliance with all required covenants.

$40.0 Million Bulk Nordic Odyssey and Bulk Nordic Orion Loan Agreement

Initial amount of $40,000,000, entered into on August 6, 2012, for the acquisition of the m/v Nordic Odyssey and the m/v Nordic Orion. The agreement requires repayment in 20 quarterly installments of $1,000,000 beginning in October 2012, with an additional $1,000,000 installment payable on the 5th, 9th and 17th installment dates and a balloon payment of $17,000,000 due with the final installment. Interest is floating at LIBOR plus 3.25% (3.56% at December 31, 2013 and 2012). The loan is secured by first preferred mortgages on the m/v Nordic Orion and the m/v Nordic Odyssey, the assignment of the earnings, insurances and requisite compensation of the two entities, and by guarantees of their shareholders. Additionally, this agreement contains one financial covenant that requires Pangaea to maintain minimum liquidity in addition to a collateral maintenance ratio clause which requires the aggregate fair market value of the vessel plus the net realizable value of any additional collateral previously provided to remain above defined ratios. As of March 31, 2014 and 2013, Pangaea was in compliance with all required covenants.

$13.1 Million Term Loan Facility (Nordic Bulk Barents Ltd. and Nordic Bulk Bothnia Ltd.)

Bulk Barents and Bulk Bothnia entered into a secured Term Loan Facility of $13,000,000 in two tranches of $6,500,000 which were drawn in conjunction with the delivery of the m/v Nordic Bothnia on January 23, 2014 and the m/v Nordic Barents on March 7, 2014.

The facility bears interest at LIBOR plus 2.5% (2.73% at March 31, 2014). The loan requires repayment in 22 equal quarterly installments of $163,045 (per borrower) beginning in June 2014, one installment of $163,010 (per borrower) and a balloon payment of $2,750,000 (per borrower) due in December 2019. In addition, any cash in excess of $750,000 per borrower on any repayment date shall be applied toward prepayment of the relevant loan in inverse order, so the balloon payment is prepaid first. The agreement also contains a profit split in respect of the proceeds from the sale of either vessel. The loan is secured by mortgages on the m/v Nordic Barents and m/v Nordic Bothnia. The outstanding balance of the loan may not exceed 100% of the fair value of the collateral at any time. At March 31, 2014, the outstanding balance of the loan was approximately 76% of the aggregate fair value of the m/v Bulk Barents and m/v Bulk Bothnia.

$1.048 Million Long Wharf Construction to Term Loan

The loan is collateralized by all real estate located at 109 Long Wharf, Newport, RI, as well as personal guarantees from Edward Coll, Pangaea’s Chief Executive Officer, Anthony Laura, Pangaea’s Chief Financial Officer, and a corporate guarantee of Pangaea. The loan contains one financial covenant that requires Pangaea to maintain a minimum debt service coverage ratio.

Related Party Loans

$10.0 Million Loan from Shareholders

In October 2011, Pangaea entered into a $10.0 million loan with Edward Coll, Anthony Laura and Lagoa Investments, an entity beneficially held by Claus Boggild, a director of Pangaea. The loan bears interest at 5% and is payable on demand. As of March 31, 2014, the outstanding balance on this facility was approximately $4.3 million. There is no additional borrowing available under this facility.

$11.1 Million Loan from Shareholders

In April 2012, Pangaea entered into a $11.1 million loan with Edward Coll, Anthony Laura and Lagoa Investments in order to invest in the m/v Nordic Orion and the m/v Nordic Odyssey. This loan bears interest at 5% and was payable on demand. As of March 31, 2014, the outstanding balance on this loan was $0.0 million.

Loans from ST Shipping and ASO2020

During 2012, in connection with the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey, ST Shipping, a shareholder of Orion and Odyssey, provided bridge financing of $32.0 million. This three-month bridge loan bore interest at a floating rate of LIBOR plus 7%. ST Shipping received principal and interest payments of $32.0 million and $0.7 million, respectively, during 2012 in connection with the loan. The loan and the related accrued interest were repaid in full during 2012. There is no additional borrowing available under this facility.

During 2012, in connection with the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey, ST Shipping, a shareholder of Orion and Odyssey, provided $16.1 million (two $8.05 million subordinated notes, each designated for one vessel) which were payable on demand and do not bear interest. ST Shipping received principal payments of $3.6 million during 2012, and as of December 31, 2012, the outstanding principal on the notes was $12.5 million. During 2013, Pangaea restructured the notes payable to ST Shipping (along with another loan discussed below) to modify the repayment date to January 9, 2023. There is no additional borrowing available under this facility.

In January 2013, Pangaea entered into a share transfer restructuring agreement in order to sell one-third of the common stock of NBHC to ASO2020. As part of the restructuring, Odyssey and Orion were transferred to NBHC and ST Shipping received a distribution of $176,667.

During 2013, NBHC entered into contracts to construct four ice-class 1A Panamax newbuildings and paid deposits of $26.1 million. In connection with this, ST Shipping provided a loan of $4.5 million, increasing its aggregate loans to $17.0 million. The newest shareholder, ASO2020, also provided a loan of $17.0 million and acquired one-third of the common stock of NBHC for approximately $13,000. These loans are payable on January 9, 2023 and do not bear interest. Accordingly, these loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17.9 million is being amortized over the term of the loan using the interest method. The amortization of the discount was $0.3 million and $0.2 million for the three months ended March 31, 2014 and 2013, respectively. The excess of cash received over the present value of the loans was recorded as an increase in non-controlling interest. There were no principal payments made during the three months ended March 31, 2014 or for year ended December 31, 2013 in connection with the loan. As of March 31, 2014, the outstanding principal on these loans (which includes the restructured subordinated notes discussed above) was $34.0 million. There is no additional borrowing available under this facility.

During the year ended December 31, 2013, BVH entered into contracts to construct two ice-class 1C Ultramax newbuildings and paid deposits of $5.8 million. In connection with this, ST Shipping provided a loan of $3.0 million which is payable on demand and does not bear interest. There were no principal payments made during the three months ended March 31, 2014 or for the year ended December 31, 2013 in connection with the loan. As of March 31, 2014, the outstanding principal on the loan was $3.0 million. There is no additional borrowing available under this facility.

Covenants

With the exception of Pangaea’s related party loans, certain of its debt agreements generally contain financial covenants, which require it, among other things, to maintain:

•	a consolidated leverage ratio of at least 200%;
•	a consolidated debt service ratio of at least 125%;
•	a minimum consolidated net worth of $45 million; plus 25% of the purchase price or (finance) lease amount of such vessels;
•	a consolidated minimum liquidity of not less than $13.0 million plus $1 million for each additional vessel Pangaea acquires.

Certain of Pangaea’s debt agreements also contain restrictive covenants, which may limit it and its subsidiaries’ ability to, among other things:

•	effect changes in management of Pangaea’s vessels;
•	sell or dispose of any of Pangaea’s assets, including its vessels;

•	declare and pay dividends;
•	incur additional indebtedness;
•	mortgage Pangaea’s vessels; and
•	incur and pay management fees or commissions.

A violation of any of Pangaea’s financial covenants or operating restrictions contained in its credit facilities may constitute an event of default under its credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by Pangaea’s lenders, provides its lenders with the right to, among other things, require Pangaea to post additional collateral, enhance its equity and liquidity, increase its interest payments, pay down its indebtedness to a level where it is in compliance with its loan covenants, sell vessels in its fleet, reclassify its indebtedness as current liabilities and accelerate its indebtedness and foreclose their liens on its vessels and the other assets securing the credit facilities, which would impair Pangaea’s ability to continue to conduct its business.

As of March 31, 2014, and December 31, 2013, Pangaea was in compliance with all of the covenants contained in its debt agreements.

Furthermore, certain of Pangaea’s credit facilities contain a cross-default provision that may be triggered by a default under one of its other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of Pangaea’s credit facilities, the refusal of any one lender under its credit facilities to grant or extend a waiver could result in certain of Pangaea’s indebtedness being accelerated, even if its other lenders under Pangaea’s credit facilities have waived covenant defaults under the respective credit facilities. If Pangaea’s secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for Pangaea to refinance its debt or obtain additional financing and Pangaea could lose its vessels and other assets securing its credit facilities if Pangaea’s lenders foreclose their liens, which would adversely affect Pangaea’s ability to conduct its business.

Moreover, in connection with any waivers of or amendments to Pangaea’s credit facilities that it may obtain, its lenders may impose additional operating and financial restrictions on Pangaea or modify the terms of its existing credit facilities. These restrictions may further restrict Pangaea’s ability to, among other things, pay dividends, make capital expenditures or incur additional indebtedness, including through the issuance of guarantees. In addition, Pangaea’s lenders may require the payment of additional fees, require prepayment of a portion of its indebtedness to them, accelerate the amortization schedule for Pangaea’s indebtedness and increase the interest rates they charge Pangaea on its outstanding indebtedness.

Off-balance Sheet Arrangements

As of March 31, 2014, Pangaea did not have any off-balance sheet arrangements, and Pangaea currently does not have any off-balance sheet arrangements.

Contractual Obligations

The following table sets forth Pangaea’s contractual obligations and their maturity dates as of March 31, 2014. The table reflects Pangaea’s agreements for:

•	The construction of four Ice-Class 1A Panamax vessels from a Japanese shipyard through NBHC, a joint venture in which Pangaea owns a one-third interest. Pangaea expects to take delivery of these vessels in 2014 and 2015;
•	The construction of two Ice-Class 1C Ultramax vessels from a Japanese shipyard through BVH, a joint venture which Pangaea owns a 50% interest. Pangaea expects to take delivery of these vessels in 2016; and
•	Convertible redeemable preferred stock dividends payable.

Pangaea plans to finance these vessel acquisitions in part through cash from operations, cash from the mergers, proceeds of related party debt, and proceeds from long-term debt as discussed above under “Liquidity and Capital Resources”.

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(US dollars in thousands)
Long-Term Debt Obligations	$109,921.8	$26,467.1	$33,600.0	$37,239.1	$9,615.6
Capital Lease Obligations	0.0	0.0	0.0	0.0	0.0
Operating Lease Obligations	0.0	0.0	0.0	0.0	0.0
Purchase Obligations	156,470.0	87,695.0	68,775.0	0.0	0.0
Other Long-Term Liabilities Reflected on the Registrant's Balance Sheet under GAAP(1)	12,120.4	12,120.4	0.0	0.0	0.0
	$278,512.2	$126,282.5	$102,375.0	$37,239.1	$9,615.6

(1)	Convertible redeemable preferred stock dividends are expected to convert to common stock in conjunction with the merger anticipated in this offering and have therefore been included with contractual obligations due in less than one year.

The following table sets forth Pangaea’s contractual obligations and their maturity dates as of December 31, 2013. The table reflects Pangaea’s agreements for:

•	The acquisition of two 1995-built Ice-Class 1A Handymax vessels and Pangaea expects to take delivery of these vessels in 2014;
•	The construction of four Ice-Class 1A Panamax vessels from a Japanese shipyard through NBHC, a joint venture in which Pangaea owns a one-third interest. Pangaea expects to take delivery of these vessels in 2014 and 2015;
•	The construction of two Ice-Class 1C Ultramax vessels from a Japanese shipyard through BVH, a joint venture which Pangaea owns a 50% interest. Pangaea expects to take delivery of these vessels in 2016; and
•	Convertible redeemable preferred stock dividends payable.

Pangaea plans to finance these vessel acquisitions in part through cash from operations, cash from the mergers, proceeds of related party debt, and proceeds from long-term debt as discussed above under “Liquidity and Capital Resources”.

	Total	Less than One Year	One to Three Years	Three to Five Years	More than Five Years
	(US dollars in thousands)
Long-Term Debt Obligations	$100,759.1	$16,065.5	$34,415.4	$42,337.9	$7,940.2
Capital Lease Obligations	0.0	0.0	0.0	0.0	0.0
Operating Lease Obligations	0.0	0.0	0.0	0.0	0.0
Purchase Obligations	170,010.0	55,545.0	114,465.0	0.0	0.0
Other Long-Term Liabilities Reflected on the Registrant's Balance Sheet under GAAP(1)	10,338.1	10,338.1	0.0	0.0	0.0
	$128,107.2	$81,948.6	$148,880.4	$42,337.9	$7,940.2

(1)	Convertible redeemable preferred stock dividends are expected to convert to common stock in conjunction with the merger anticipated in this offering and have therefore been included with contractual obligations due in less than one year.

Quantitative and Qualitative Disclosures about Market Risks

Inflation has only a moderate effect on Pangaea’s expenses given current economic conditions. In the event that significant global inflationary pressures appear, these pressures would increase Pangaea’s operating, voyage, general and administrative, and financing costs.

Interest Rate Risk

The international shipping industry is capital intensive, requiring significant amounts of investment provided in the form of long-term debt. Certain of Pangaea’s outstanding debt contains floating interest rates that fluctuate with changes in the financial markets and in particular changes in LIBOR. Increasing interest rates could increase Pangaea’s interest expense and adversely impact its future earnings. In the past, Pangaea has managed this risk by entering into interest rate swap agreements in which Pangaea exchanged fixed and variable interest rates based on agreed upon notional amounts. Pangaea has used such derivative financial instruments as risk management tools and not for speculative or trading purposes. In addition, the counterparties to Pangaea’s derivative financial instruments have been major financial institutions, which helped it to manage its exposure to nonperformance of its counterparties under Pangaea’s debt agreements. As of March 31, 2014, December 31, 2013 and December 31, 2012, Pangaea was a party to one interest rate swap agreement, which had an approximate fair value of $(0.1) million, $(0.1) million and $(0.2) million, respectively. Pangaea’s net effective exposure to floating interest rate fluctuations on its outstanding debt was $33.0 million, $34.0 million and $39.0 million, respectively, at March 31, 2014, December 31, 2013 and 2012.

Pangaea’s interest expense is affected by changes in the general level of interest rates, particularly LIBOR. As an indication of the extent of Pangaea’s sensitivity to interest rate changes, an increase in LIBOR of 1% would have decreased Pangaea’s net income and cash flows during the three months ended March 31, 2014 and the year ended December 31, 2013 by approximately $0.1 million and $0.4 million, respectively, based on the debt levels for the beginning and ending balances of each period. Pangaea expects its sensitivity to interest rate changes to increase in the future if Pangaea enters into additional debt agreements in connection with its potential acquisition of additional vessels.

Forward Freight Agreements

Pangaea assesses risk associated with fluctuating future freight rates and, when appropriate, actively hedges identified economic risk with forward freight agreements, or FFAs. The usage of such derivatives can lead to fluctuations in Pangaea’s reported results from operations on a period-to-period basis. During the three months ended March 31, 2014 and the years ended December 31, 2013 and 2012, Pangaea entered into various FFAs. The aggregate fair value of the FFAs at March 31, 2014, December 31, 2013 and December 31, 2012 were assets of approximately $0.6 million and $0.9 million and a liability of approximately $0.2 million, respectively.

Fuel Swap Contracts

Pangaea monitors the market volatility associated with bunker prices and seeks to reduce the risk of such volatility through a bunker hedging program. During the three months ended March 31, 2014 and the years ended December 31, 2013 and 2012, Pangaea entered into various fuel swap contracts that were not designated for hedge accounting. The aggregate fair value of these fuel swaps at March 31, 2014, December 31, 2013 and December 31, 2012, were liabilities of approximately $0.2 million, $0.2 million and $0.4 million, respectively.

MANAGEMENT OF HOLDCO FOLLOWING THE MERGERS

As contemplated by the merger agreement, Holdco’s board of directors following the mergers will be comprised of eight directors, six of whom will be nominated by Pangaea and two of whom will be nominated by Quartet. Pangaea has nominated Edward Coll, Carl Claus Boggild, Peter M. Yu, Paul Hong, Richard T. du Moulin and Mark L. Filanowski. Quartet has nominated Eric S. Rosenfeld and David D. Sgro. Each director will hold office until his or her term expires at the next annual general meeting of shareholders or until his or her death, resignation, removal or the earlier termination of his or her term of office.

The officers of Pangaea will remain the same following the transaction, and will also be appointed as executive officers of Holdco following the transactions, as set forth in the table below.

The following sets forth certain information concerning the persons who are expected to serve as Holdco’s directors and executive officers following the consummation of the business combination:

Name	Age	Position
Edward Coll	57	Chairman of the Board and Chief Executive Officer
Carl Claus Boggild	57	President (Brazil) and Director
Peter M. Yu	52	Director
Paul Hong	44	Director
Richard T. du Moulin	67	Director
Mark L. Filanowski	58	Director
Eric S. Rosenfeld	56	Director
David D. Sgro	37	Director
Anthony Laura	61	Chief Financial Officer

Biographical information concerning the directors and executive officers listed above is set forth below.

Edward Coll.  Mr. Coll will be appointed as the Chairman of the Board and Chief Executive Officer of Holdco upon consummation of the mergers. Mr. Coll is a founder of Pangaea and has served as its Chief Executive Officer since its inception. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Coll spent 10 years at Continental Grain Company with assignments in New York, New Orleans, Rome and Rotterdam. He joined Commodity Ocean Transport Corp (COTCO) in 1989 and became president of the company in 1993. In this position, Mr. Coll was responsible for the overall activities and businesses of three U.S public shipping companies. Mr. Coll is an elected member of the American Bureau of Shipping and has considerable expertise in the worldwide shipping and commodities markets and lectures regularly on these topics. He holds a B.S. in nautical science from the United States Merchant Marine Academy at Kings Point and a master's degree in international business from Pace University. Mr. Coll’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Carl Claus Boggild.  Mr. Boggild will be appointed as the President (Brazil) of Holdco upon consummation of the mergers. Mr. Boggild is a founder of Pangaea and has served as its President (Brazil) since its inception. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd, a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of Commodity Ocean Transport Corporation (COTCO) he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Peter M. Yu.  Mr. Peter M. Yu will serve as a director of Holdco following consummation of the mergers. Mr. Yu will continue to serve as a director of Pangaea, a position he has held since 2008. Mr. Yu founded Cartesian Capital Group, LLC, a global private equity firm with more than $2 billion in commitments under management and the responsibility for more than 19 investments in a variety of fields and industries, in 2006. Prior to founding Cartesian, Mr. Yu founded AIGCP in 1996 and served as President and Chief

Executive Officer. Under his leadership, AIGCP became a leading international private equity firm, with more than $4.5 billion in committed capital. Prior to founding AIGCP in 1996, Mr. Yu served President Clinton as Director to the National Economic Council, the White House office responsible for developing and coordinating economic policy. A graduate of Harvard Law School, Mr. Yu served as President of the Harvard Law Review and as a law clerk on the U.S. Supreme Court. Mr. Yu received a B.A. degree from Princeton University’s Woodrow Wilson School. Mr. Yu is a director of Banco Daycoval, S.A., a publicly traded bank headquartered in Brazil. Mr. Yu is also a director of a number of private entities partly or wholly-owned by funds sponsored by Cartesian Capital Group. Mr. Yu’s qualifications to sit on our board include his substantial experience in the areas of business management and financial and investment expertise.

Paul Hong.  Mr. Paul Hong will serve as a director of Holdco following consummation of the mergers. Mr. Hong is a Senior Managing Director at Cartesian Capital Group. Prior to joining Cartesian, Paul served as Senior Vice President and General Counsel of AIG Capital Partners. Paul was previously an attorney in the corporate and tax departments of Kirkland & Ellis where he specialized in private equity transactions. Paul holds an AB in Economics from Columbia College, a JD from Columbia Law School, and an LLM in Taxation from New York University Law School. Mr. Hong’s qualifications to sit on our board include his substantial experience in the areas of business management and financial and investment expertise.

Richard T. du Moulin.  Mr. Richard T. du Moulin will serve as a director of Holdco following consummation of the mergers. Mr. du Moulin is currently the President of Intrepid Shipping LLC, a position he has held since he founded Intrepid in 2002. From 1974, he spent 15 years with OMI Corporation, where he served as Executive Vice President, Chief Operating Officer, and as a member of the company's Board of Directors. From 1998 to 2002, Mr. du Moulin served as Chairman and Chief Executive Officer of Marine Transport Corporation. From 1989 to 1998, Mr. du Moulin served as Chairman and CEO of Marine Transport Lines. Mr. du Moulin is a member of the Board of Trustees and Chairman of the Seamens Church Institute of New York and New Jersey. He currently serves as a Director of Teekay Tankers and, Tidewater Inc. Mr. du Moulin served as Chairman of Intertanko, the leading trade organization for the tanker industry, from 1996 to 1999. Mr. du Moulin served in the US Navy and is a recipient of the US Coast Guard's Distinguished Service Medal. He received a BA from Dartmouth College and an MBA from Harvard University. Mr. du Moulin’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Mark L. Filanowski.  Mr. Mark L. Filanowski will serve as a director of Holdco following consummation of the mergers. Mr. Filanowski formed Intrepid Shipping LLC with Richard du Moulin in 2002. He started his career at Ernst & Young from 1976 to 1984. Subsequently, Mr. Filanowski spent 4 years at Armtek Corporation, where he served as Vice President and Controller. From 1989 to 2002, he served as Chief Financial Officer and Senior Vice President at Marine Transport Corporation, which he helped take private from NASDAQ. Mr. Filanowski is a Director of ETRE REIT, LLC and is a member of the American Bureau of Shipping. Previously, he has served as the Chairman of the Board at Arvak and at Shoreline Mutual (Bermuda) Ltd., an insurance company. Mr. Filanowski was formerly a Certified Public Accountant. He earned a BS from University of Connecticut and an MBA from New York University. Mr. Filanowski’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Anthony Laura.  Mr. Laura will be appointed as Chief Financial Officer of Holdco upon consummation of the mergers. Mr. Laura is a founder of Pangaea and has served as its Chief Financial Officer since its inception. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of COTCO. Mr. Laura also served at Navinvest Marine Services from 1986 to 1996. Mr. Laura is a graduate of Fordham University.

Biographical information for Messrs. Rosenfeld and Sgro is set forth under “Other Information Related to Quartet.”

Independence of Directors

As a result of its common shares being listed on Nasdaq following consummation of the mergers, Holdco will adhere to the rules of Nasdaq in determining whether a director is independent. The board of directors of Holdco has consulted, and will consult, with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, Quartet and Pangaea anticipate that following the merger, Messrs. Yu, Hong, du Moulin, Filanowski, Rosenfeld and Sgro will be the independent directors of Holdco. Holdco’s independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Upon consummation of the mergers, Edward Coll will be appointed as Chairman of the Board and Chief Executive Officer of Holdco. Holdco believes that having Mr. Coll act as both Chairman of the Board and Chief Executive Officer is most appropriate for Holdco at this time because it provides Holdco with consistent and efficient leadership, both with respect to Holdco’s operations and the leadership of the Board. In particular, having Mr. Coll act in both of these roles increases the timeliness and effectiveness of the Board’s deliberations, increases the Board’s visibility into the day-to-day operations of Holdco, and ensures the consistent implementation of Holdco’s strategies.

Holdco also believes in the importance of independent oversight. Holdco will look to ensure that this oversight is truly independent and effective through a variety of means, including:

•	Having a majority of the board be considered independent.
•	At each regularly scheduled Board meeting, all independent directors will typically be scheduled to meet in an executive session without the presence of any management directors.
•	The charters for each of standing committees of the Board will require that all of the members of those committees be independent.

We believe that the combined role of Chairman and Chief Executive Officer, together with the significant responsibilities of Holdco’s other independent directors described above, provides an appropriate balance between leadership and independent oversight.

Meetings and Committees of the Board of Directors

Upon consummation of the mergers, Holdco will establish a separately standing audit committee, nominating committee and compensation committee.

Audit Committee Information

Effective upon consummation of the mergers, Holdco will establish an audit committee comprised of Mark Filanowski, Paul Hong and David Sgro. Each of the member of the audit committee will be independent under the applicable Nasdaq listing standards. The audit committee will have a written charter, a form of which is attached to this proxy statement/prospectus as Annex F. The purpose of the audit committee will be, among other things, to appoint, retain, set compensation of, and supervise Holdco’s independent accountants, review the results and scope of the audit and other accounting related services and review Holdco’s accounting practices and systems of internal accounting and disclosure controls.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, Holdco will be required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Mark Filanowski and David Sgro will satisfy Nasdaq’s definition of financial sophistication and also qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC.

Nominating Committee Information

Effective upon consummation of the mergers, Holdco will establish a nominating committee of the board of directors comprised of Richard du Moulin, Eric Rosenfeld and Peter Yu. Each of the members of the nominating committee will be independent under the applicable Nasdaq listing standards. The nominating committee will have a written charter, which is attached to this proxy statement/prospectusas Annex G. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on Holdco’s board of directors.

Guidelines for Selecting Director Nominees

The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee will not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee Information

Upon consummation of the mergers, the board of directors of Holdco will establish a compensation committee consisting of Richard du Moulin, Eric Rosenfeld and Peter Yu. The compensation committee will have a written charter, which is attached to this proxy statement/prospectus as Annex H. The purpose of the compensation committee will be to review and approve compensation paid to Holdco’s officers and directors and to administer Holdco’s incentive compensation plans, including authority to make and modify awards under such plans.

Initially, the only plan will be the 2014 Share Incentive Plan. The Board of Directors of Holdco may appoint a committee consisting of two or more individuals to administer the 2014 Share Incentive Plan. Any award made pursuant to an individual subject to the requirements of Section 16 of the Exchange Act must consist of a committee of two or more members of the board who are Section 162(m)(4)(C) of “nonemployee directors” as defined in Rule 16b-3(d)(1) under the Exchange Act.

EXECUTIVE COMPENSATION

Quartet Executive Officer and Director Compensation

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, or JOBS Act, and the following is intended to comply with the scaled disclosure requirements applicable to emerging growth companies. No executive officer or director of Quartet has received any compensation for services rendered to Quartet. No fees of any kind, including finders, consulting or other similar fees, will be paid to any of Quartet’s existing stockholders, including its officers and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of the mergers. Since its formation, Quartet has not granted any stock options, stock appreciation rights, or any other equity-or equity-based awards under long-term incentive plans to any of its executive officers or directors.

Commencing on November 1, 2014, Quartet began paying Crescendo Advisors II LLC, an affiliate of Eric S. Rosenfeld, a fee of $10,000 per month for providing Quartet with office space and certain office and administrative services. Quartet will continue to pay this fee through the closing of the merger agreement. However, this arrangement is solely for Quartet’s benefit and is not intended to provide Mr. Rosenfeld compensation in lieu of a salary. As of December 31, 2013, the aggregate cash fee paid to Crescendo Advisors II was $[•].

In addition, Quartet’s executive officers are reimbursed for any out-of-pocket expenses incurred in connection with activities on Quartet’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than Quartet’s board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, Quartet generally does not have the benefit of independent directors examining the propriety of expenses incurred on its behalf and subject to reimbursement. As of December 31, 2013, an aggregate of approximately $[•] has been reimbursed to them for such expenses.

Pangaea Executive Officer and Director Compensation

Introduction

Pangaea qualifies as an “emerging growth company” as defined in the JOBS Act, and the following is intended to comply with the scaled disclosure requirements applicable to emerging growth companies. Pangaea’s compensation philosophy is to pay for performance, rewarding employees and executives for their historic contributions to our performance subject to our overall performance. Merit increases and annual incentive compensation are tied to individual performance. Pay is commensurate with the scope and influence of the employee’s role and the extent to which an employee contributes to the achievement of key initiatives and financial targets.

For Pangaea’s senior executives, merit increases and annual incentive compensation are generally awarded in December of each year, following completion of annual performance review cycle.

Pangaea does not have employment agreements with any of its senior executives, including its executive officers.

Summary Compensation Table of Pangaea’s Named Executive Officers

The following Summary Compensation Table sets forth the total compensation of Pangaea’s named executive officer’s which consists of (i) Pangaea’s Chief Executive Officer, (ii) each of Pangaea’s next two most highly compensation executive officers, other than its Chief Executive Officer, who served as an executive officer at December 31, 2013 and whose total compensation exceeded $100,000, and (iii) two individuals for whom disclosure would have been required but who were not serving as executive officers of Pangaea at December 31, 2013, for the fiscal years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total
Edward Coll Chief Executive Officer (Principal Executive Officer)	2013	$200,000	$432,500	$2,300	$634,800
	2012	$200,000	$659,991	$2,250	$862,241
Carl Claus Boggild President – Brazil	2013	$200,000	$0	$0	$200,000
	2012	$200,000	$439,960	$0	$639,960
Anthony Laura Chief Financial Officer (Principal Financial Officer)	2013	$200,000	$135,000	$2,300	$337,300
	2012	$200,000	$659,991	$2,250	$862,241

(1)	All Other Compensation includes employer contribution to the 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Pangaea does not have employment agreements with any of its named executive officers and has not previously granted its named executive officers any share or share-based awards.

Perquisites and other benefits

Pangaea maintains, and the named executive officers participate in, a 401(k) retirement savings plan. Each participant who is a United States employee may contribute to the 401(k) plan, through payroll deductions, up to 80% of his or her salary limited to the maximum allowed by the Internal Revenue Service regulations. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. Pangaea also makes contributions to the accounts of plan participants.

Pangaea’s compensation program does not include any other material benefits or perquisites for its named executive officers. Except as set forth above, Pangaea’s named executive officers generally participate in the same programs as its other employees.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2013 and December 31, 2012, none of Pangaea’s officers, including its named exeutive officers held any outstanding equity- or equity-based awards.

Retirement Benefits, Termination and Severance

As of December 31, 2013 and December 31, 2012, none of Pangaea’s officers, including its named executive officers have any retirement benefits (other than their right to participate in Pangaea’s 401(k) retirement plan, as described above) or have any rights to severance payments.

Compensation of Non-Executive Directors

As of December 31, 2013 and December 31, 2012, Pangaea had not compensated its non-employee directors. Arthur Jones, one of Pangaea’s our non-executive directors, received compensation as an employee of Consolidated Services Limited, a corporate administration firm retained on arms-length terms by Pangaea.

Equity Compensation Plan Information

As of December 31, 2013 and December 31, 2012, Pangaea had not adopted any equity compensation plan.

Holdco Executive Officer and Director Compensation Following the Mergers

As the surviving entity in the mergers, it is anticipated that Holdco will continue to qualify as an emerging growth company under the JOBS Act. Compensation information for each of Messrs. Coll and Boggild and Laura, who are expected to be Holdco’s only executive officers, are described above. Holdco currently does not have a definitive compensation plan for its future directors or consultants.

Holdco 2014 Long-Term Incentive Plan

On April 29, 2014, the Board of Directors of Holdco adopted the 2014 Share Incentive Plan (the “2014 Plan”), subject to the approval of Quartet’s stockholders. The purpose of the 2014 Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of Holdco and its affiliates and promoting the creation of long-term value for shareholders of Holdco by closely aligning the interests of such individuals with those of such shareholders. The 2014 Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of shareholder value.

If approved by Quartet stockholders at the meeting, the 2014 Plan will become effective on the consummation of the mergers. Quartet’s Board is recommending that stockholders approve the material terms of the 2014 Plan as described below.

Summary of the 2014 Plan

The following description of the 2014 Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is filed with the Securities and Exchange Commission Annex I to this Proxy Statement/Prospectus.

Plan Administration.  The 2014 Plan will be administered by the Board of Directors of Holdco or such other committee consisting of two or more individuals appointed by the Board of Directors of Holdco to administer the plan (the “Committee”). The Committee has the authority, among other things, to select participants, determine types of awards and terms and conditions of awards for participants, prescribe rules and regulations for the administration of the plan and make all decisions and determinations as deemed necessary or advisable for the administration of the 2014 Plan. The Committee may delegate certain of its authority as it deems appropriate, pursuant to the terms of the 2014 Plan, to officers or employees of Holdco or its affiliates. The Committee’s actions will be final, conclusive and binding.

Authorized Shares.  A total of 1,500,000 common shares of Holdco will be reserved and available for delivery under the 2014 Plan. The number of common shares reserved and available for delivery under the 2014 is subject to adjustment, as described below. The maximum number of common shares reserved and available for delivery under the 2014 may be issued in respect of incentive stock options. Common shares issued under the 2014 Plan may consist of authorized but unissued common shares or previously issued common shares. Common shares underlying awards that are settled in cash, canceled, forfeited, or otherwise terminated without delivery to a participant will again be available for issuance under the 2014 Plan. Common shares withheld or surrendered in connection with the payment of an exercise price of an award or to satisfy tax withholding will again become available for issuance under the 2014 Plan.

Individual Limits.  The maximum number of common shares that may be subject to awards granted to any non-employee director of Holdco in any one calendar year is 10,000.

Types of Awards.  The types of awards that may be available under the 2014 Plan are described below. All of the awards described below will be subject to the terms and conditions determined by the Committee in its sole discretion, subject to certain limitations provided in the 2014 Plan. Each award granted under the 2014 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-qualified Stock Options.  A non-qualified stock option is an option that is not intended to meet the qualifications of an incentive stock option, as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of our common shares during a specified term in the future, or upon the achievement of performance or other conditions, at an exercise price set by the Committee on the grant date. The term of a non-qualified stock option will be set by the Committee but may not exceed 10 years from the grant date. The exercise price may be paid using cash, or by certified or bank cashier’s check, and if approved by the Committee (i) by delivery of common shares previously owned by the participant, (ii) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, or (iii) by any other means approved by the Committee.

Incentive Stock Options.  An incentive stock option is an option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to our employees or employees of certain of our subsidiaries and must have an exercise price of no less than 100% of the fair market value (or 110% with respect to a ten-percent shareholder) of a common share on the grant date and a term of no more than 10 years (or 5 years with respect to a ten-percent shareholder). The aggregate fair market value, determined at the time of grant, of our common shares subject to Incentive Stock Options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Share Appreciation Rights.  A share appreciation right entitles the participant to receive an amount equal to the difference between the fair market value of our common shares on the exercise date and the base price of the share appreciation right that is set by the Committee on the grant date, multiplied by the number of shares subject to the share appreciation right. The term of a share appreciation right will be set by the Committee but may not exceed 10 years from the grant date. Payment to a participant upon the exercise of a share appreciation right may be either in cash, common shares, or specified property as determined by the Committee.

Restricted Shares.  A restricted share award is an award of restricted common shares that does not vest until a specified period of time has elapsed, and/or upon the achievement of performance or other conditions determined by the Committee, and which will be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, transfer of the restricted common shares is generally prohibited. Unless otherwise specified in their award agreement, participants generally have all of the rights of a shareholder as to the restricted common shares, including the right to vote such shares, provided, that any cash or share dividends with respect to the restricted common shares will be withheld by Holdco and will be subject to forfeiture to the same degree as the restricted common shares to which such dividends relate.

Restricted Share Units.  A restricted share unit is an unfunded and unsecured obligation to issue a common share (or an equivalent cash amount) to the participant in the future. Restricted share units become payable on terms and conditions determined by the Committee and will vest and be settled at such times in cash, common shares, or other specified property, as determined by the Committee.

Other Share-Based Awards.  Under the 2014 Plan, the Committee may grant other types of equity-based or cash-based awards subject to such terms and conditions that the Committee may determine. Such awards may include the grant of dividend equivalents, which generally entitle the participant to receive amounts equal to the dividends that are paid on the shares underlying the award. The Committee may also grant common shares as a bonus, and may grant other awards in lieu of obligations of Holdco or its affiliates to pay cash or deliver other property under the 2014 Plan or under other plans or compensatory arrangements, subject to such terms and conditions as the Committee may determine.

Performance Awards.  A performance award is an award of common shares or units subject (in whole or in part) to the achievement of pre-determined performance objectives specified by the Committee. Earned performance awards may be settled in cash, common shares, or other awards (or in a combination thereof), at the discretion of the Committee.

Adjustments.  The aggregate number of common shares reserved and available for delivery under the 2014 Plan, the individual limitations, the number of common shares covered by each outstanding award, and the price per common share underlying each outstanding award will be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of share or other consideration subject to such awards in connection with share dividends, extraordinary cash dividends, share splits, reverse share splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in our capitalization affecting our common shares or our capital structure which occurs after the date of grant of any award, or in the event of any change in applicable law or circumstances that results in or could result in, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, participants in the 2014 Plan.

Corporate Events.  In the event of a merger, amalgamation, or consolidation involving Holdco in which Holdco is not the surviving corporation or in which Holdco is the surviving corporation but the holders of its common shares receive securities of another corporation or other property or cash, a “change in control” (as defined in the 2014 Plan), or a reorganization, dissolution, or liquidation of Holdco, the Committee may, in its discretion, provide for the assumption or substitution of outstanding awards, accelerate the vesting of outstanding awards, cash-out outstanding awards, or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced.

Transferability.  Awards under the 2014 Plan may not be sold, transferred, pledged, or assigned other than by the will or by the applicable laws of descent and distribution, unless (for awards other than Incentive Stock Options) otherwise provided in an award agreement or determined by the Committee.

Amendment.  The Board of Directors of Holdco or the Committee may amend the 2014 Plan or outstanding awards at any time. Holdco’s shareholders must approve any amendment if their approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which Holdco’s common shares are traded. No amendment to the 2014 Plan or outstanding awards which materially impairs the right of a participant is permitted unless the participant consents in writing. Shareholder approval will be required for any amendment that reduces the exercise price or base price of any outstanding award or that would be treated as a repricing under generally accepted accounting principles. Shareholder approval will also be required for the repurchase for cash or cancelation of an award at a time when its exercise price or base price, as applicable, exceeds the fair market value of a common share on the date of such repurchase or cancelation.

Termination.  The 2014 Plan will terminate on the day before the tenth anniversary of the 2014 Plan’s effective date. In addition, the Board of Directors of Holdco or the Committee may suspend or terminate the plan at any time. Following any such suspension or termination, the 2014 Plan will remain in effect to govern any then outstanding awards until such awards are forfeited, terminated or otherwise canceled or earned, exercised, settled or otherwise paid out, in accordance with their terms.

Clawback.  All awards under the 2014 Plan will be subject to any incentive compensation clawback or recoupment policy currently in effect, or as may be adopted by our board of directors or any committee thereof from time to time.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2014 Plan, based upon the laws in effect on the effective date of the 2014 Plan. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the 2014 Plan. The income tax consequences under applicable non-U.S., state and local tax laws may not be the same as under U.S. federal income tax laws. It is not expected that the deduction limits of Section 162(m) of the Code will apply.

Non-Qualified Stock Options.  A participant will not recognize taxable income at the time of a grant of a non-qualified stock option, and Holdco will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and Holdco generally will be entitled to a corresponding deduction.

Incentive Stock Options.  A participant will not recognize taxable income at the time of grant of an incentive stock option and will not recognize taxable income (except for purposes of the alternative minimum tax) upon the exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the option was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as a long-term capital gain or loss, and Holdco will not be entitled to any deduction. If, however, such shares are disposed of within such two or one-year periods, then in the year of such disposition, the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and Holdco generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the stock on the exercise date will be treated as a capital gain.

Share Appreciation Rights.  A participant will not recognize taxable income at the time of a grant of a share appreciation right and Holdco will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by Holdco, and Holdco generally will be entitled to a corresponding deduction.

Restricted Shares.  A participant will not recognize taxable income at the time of a grant of restricted shares, and Holdco will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In general, Holdco is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant. In addition, a participant receiving dividends with respect to restricted share for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income.

Restricted Share Units.  A participant will not recognize taxable income at the time of a grant of a restricted share unit, and Holdco will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by Holdco, and Holdco will be entitled to a corresponding deduction.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to the 2014 Share Incentive Plan proposal and not as tax guidance to participants in the 2014 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2014 Plan.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the 2014 Plan are not currently determinable since no specific grants have been decided upon and no grants will be made prior to the 2014 Plan’s adoption.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management of Holdco

The following table sets forth information regarding the beneficial ownership of Holdco common shares as of the record date and immediately following consummation of the mergers by:

•	each person known by Quartet to be the beneficial owner of more than 5% of Quartet’s outstanding shares of common stock either on the record date or after the consummation of the mergers;
•	each of Quartet’s current executive officers and directors;
•	each person who will become an executive officer or a director of Holdco upon consummation of the mergers;
•	all of Quartet’s current executive officers and directors as a group; and
•	all of Holdco’s executive officers and directors as a group after the consummation of the merger.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, the Quartet initial stockholders, Pangaea and/or their affiliates, may enter into a written plan to purchase Quartet securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding Quartet or its securities, the Quartet initial stockholders, Pangaea or Pangaea’s securityholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the merger proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of Quartet’s common stock or vote their shares in favor of the merger proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the special meeting to approve the merger proposal vote in its favor and that holders of 9,169,603 or fewer of the public shares demand conversion of their public shares into cash, when it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the Quartet initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on Quartet common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the mergers to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the merger proposal and the other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of more than 9,169,603 of the public shares will exercise their conversion shares.

As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. Quartet will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the merger proposal and charter amendments proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

	Beneficial Ownership on Record Date(1)			Beneficial Ownership Upon Consummation of Merger(2)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Current Directors and Executive Officers(3):
Eric S. Rosenfeld	976,711	(4)	7.7%	980,760		2.3%
David D. Sgro	226,937	(5)	1.8%	227,184		*
John P. Schauerman	25,500	(6)	*	26,250		*
Jeffrey M. Moses	25,500	(6)	*	26,250		*
Margery Kraus	25,500	(6)	*	26,250		*
All current directors and executive officers as a group (5 persons)	1,280,148	(7)	10.1%	1,286,694		2.9%
Directors and Executive Officers of Holdco After Consummation of Merger(8):
Edward Coll	0		0%	7,208,508		16.7%
Carl Claus Boggild	0		0%	7,151,790		16.6%
Richard T. du Moulin	0		0%	0		0%
Mark L. Filanowski	0		0%	0		0%
Paul Hong	0		0%	0		0%
Eric S. Rosenfeld	976,711	(4)	7.7%	980,760		2.3%
David D. Sgro	226,937	(5)	1.8%	227,184		*
Peter Yu	0		0%	12,801,412	(15)	29.7%
Anthony Laura	0		0%	2,250,055		5.2%
All directors and executive officers after consummation of merger as a group (8 persons)	1,203,648		9.5%	28,369,654		65.8%
Five Percent Holders:
DKU 2013, LLC 405 Park Avenue, 6th Floor New York, NY 10022	662,625	(9)	5.2%	683,438		1.6%
The K2 Principal Fund L.P. 2 Bloor Street West, Suite 801 Toronto, Ontario, Canada M4W 3E2	883,500	(10)	7.0%	911,250		2.1%
Polar Securities Inc. 401 Bay Street, Suite 1900 P.O. Box 19 Toronto, Ontario, Canada M5H 2Y4.	1,600,000	(11)	12.6%	1,600,000		3.7%
Thomas L. Kempner, Jr. and Stephen M. Dowicz c/o Davidson Kempner Partners 65 East 55th Street, 19th Floor New York, New York 10022	810,000	(12)	6.4%	810,000		1.9%
Bulldog Investors LLC Park 80 West 250 Pehle Ave., Suite 708 Saddle Brooke, New Jersey 07663	700,000	(13)	5.5%	700,000		1.6%
Fir Tree Inc. 505 Fifth Avenue, 23rd Floor New York, New York 10017	991,813	(14)	7.8%	1,090,994		2.5%
Pangaea One, L.P.(15) c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	0		0%	5,503,327		12.8%

	Beneficial Ownership on Record Date(1)		Beneficial Ownership Upon Consummation of Merger(2)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership
Pangaea One Parallel Fund (B), L.P.(15) c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	0	0%	1,431,198	3.3%
Pangaea One (Cayman), L.P.(15) c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	0	0%	3,032,654	7.0%
Pangaea One Parallel Fund, L.P.(15) c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	0	0%	2,834,233	6.6%

*	Less than one percent.
(1)	The percentage of beneficial ownership on the record date is calculated based on 12,683,125 outstanding shares of common stock as of such date. The amount of beneficial ownership does not reflect the shares of common stock issuable as a result of the rights as such rights may not be convertible within 60 days. Unless otherwise indicated, Quartet believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(2)	The percentage of beneficial ownership upon consummation of the mergers is calculated based on 43,121,702 outstanding common shares, assuming issuance of the shares in the mergers at the closing. Such amount does not take into account the shares that would be issued to Pangaea securityholders upon achievement of the net income targets or issuance of any cancellation shares. In addition, such amount assumes that no public stockholders properly elect to convert their shares into cash. Unless otherwise indicated, Holdco believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them upon consummation of the mergers.
(3)	Unless otherwise indicated, the business address of each of the individuals is c/o Quartet Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.
(4)	Does not include (a) 4,049 shares issuable upon automatic conversion of the rights included in units purchased by Mr. Rosenfeld or (b) shares Mr. Rosenfeld may receive in the event that David Sgro’s shares do not vest as described in footnote 5 below. Also does not include shares he may receive in the event that shares held by Gregory Monahan, Victor Bonilla and Tom Kobylarz, each an employee of Crescendo Advisors II, LLC, do not vest under similar terms as the shares held by Mr. Sgro.
(5)	Respecting 224,437 of these shares, 1/3 of such shares are currently vested, 1/3 shall vest upon consummation of a business combination and 1/3 shall vest after the shares are released from escrow and are no longer subject to any restrictions on transferability imposed in connection with Quartet’s initial business combination, provided Mr. Sgro is still an employee of Crescendo Advisors II, LLC. If Mr. Sgro is no longer employed by Crescendo Advisors II, LLC at such times, as a result of Mr. Sgro’s termination for cause or his voluntary resignation, shares unvested shall revert to Mr. Rosenfeld. Does not include 250 shares of common stock issuable upon automatic conversion of the rights included in units purchased by the holder.
(6)	Does not include 750 shares of common stock issuable upon automatic conversion of the rights included in units purchased by the holder.
(7)	Does not include 6,549 shares of common stock issuable upon automatic conversion of the rights included in units purchased by the holder.
(8)	Unless otherwise indicated, the business address of each of the individuals is c/o Quartet Holdco Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

(9)	Does not include 20,813 shares of stock issuable upon automatic conversion of the rights included in units purchased by the holder. Jeff Keswin has ultimate voting and dispositive power over the shares held by DKU 2013, LLC.
(10)	Does not include 27,750 shares of stock issuable upon automatic conversion of the rights included in units purchased by the holder. Shawn Kimel has ultimate voting and dispositive power over the shares held by The K2 Principal Fund L.P. as he is President of K2 Genpar 2009 Inc., the General Partner of K2 Genpar L.P., the General Partner of The K2 Principal Fund L.P.
(11)	Represents 1,600,000 shares held by North Pole Capital Master Fund, a fund for which Polar Securities, Inc. serves as investment manager. Information derived from a Schedule 13G filed on November 8, 2013.
(12)	Represents (a) 150,093 shares held by Davidson Kempner Partners, (b) 330,561 shares held by Davidson Kempner Institutional Partners, L.P. and (c) 329,346 shares held by Davidson Kempner International Ltd. Messrs. Kempner and Dowicz are responsible for the voting and investment decisions relating to the securities held by these entities as managing members of Davidson Kempner Capital Management LLC, which acts as investment manager to each such entity either directly or by virtue of a sub-advisory agreement with the investment manager of the relevant fund. Information derived from a Schedule 13G filed on November 8, 2013.
(13)	Includes (a) 423,785 shares held by Opportunity Partners LP, Calapasas West Partners LP, Full Value Special Situations Fund LP, Full Value Offshore Fund Ltd., Full Value Partners LP and MCM Opportunity Partners LP over which Messrs. Phillip Goldstein, Andrew Dakos and Steven Samuels exercise control and (b) 276,215 shares held by clients of Bulldog Investors, LLC. Bulldog Investors, LLC has power to sell or direct the vote of all such shares. Information derived from a Schedule 13G filed on November 8, 2013.
(14)	These securities are held by certain private investment funds for which Fir Tree serves as the investment manager. James Walker is Managing Director of Fir Tree, Inc. Information derived from a Schedule 13G filed on February 13, 2014.
(15)	Mr. Yu is a principal officer or director of the entity directly or indirectly controlling the general partner of each Pangaea One, L.P., Pangaea One Parallel Fund (B), L.P., Pangaea One (Cayman), L.P. and Pangaea One Parallel Fund, L.P. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Securities Exchange Act of 1934, Mr. Yu will be deemed to be the beneficial owner of the shares held by such entities.

Joel Greenblatt, Quartet’s special advisor, beneficially owns 25,500 shares of Quartet common stock and 7,500 rights.

Quartet’s initial stockholders, including its officers, directors and special advisor, beneficially own 23.8% of its issued and outstanding shares of common stock as of the record date. Because of the ownership block held by Quartet’s initial stockholders, such individuals may be able to effectively exercise control over all matters requiring approval by Quartet’s stockholders, including the election of directors and approval of significant corporate transactions other than approval of its initial business combination.

All of the initial shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the mergers and (ii) the day preceding the day that is twelve months after the consummation of the acquisition and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the mergers.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by certain pledges to secure obligations incurred in connection with purchases of Quartet’s securities or (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as Quartet’s stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If Quartet is unable to effect a business combination and liquidate the trust account, none of its initial stockholders will receive any portion of the liquidation proceeds with respect to their initial shares.

In a private placement conducted simultaneously with the consummation of Quartet’s initial public offering, the Quartet initial stockholders and EarlyBirdCapital, Inc. and its designees purchased 608,125 private units. The purchasers have agreed that these units will not be sold or transferred by them (except to certain permitted transferees) until after Quartet has completed a business combination.

Security Ownership of Pangaea

As of the record date for the Quartet special meeting, there were issued and outstanding:

•	87,329 common shares; and
•	89,113.887 preferred shares.

Common Shares

Pangaea’s common shares are held by 3 shareholders, and are not publicly traded.

Preferred Shares

Pangaea’s Series A preferred shares are held by 7 holders and are convertible, at the option of the holder, into common shares of Pangaea.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Quartet

Quartet Related Person Policy

Quartet’s Code of Ethics requires Quartet to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Quartet or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Quartet’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Quartet’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent Quartet enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, Quartet requires each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Quartet Related Person Transactions

In June 2013, Quartet issued 2,012,500 shares of Class A common stock to Quartet’s initial stockholders for $25,000 in cash, at a purchase price of approximately $0.01 per share, in connection with its organization, as follows:

Name	Number of Shares	Relationship to Us
Eric S. Rosenfeld	1,128,750	Chairman and Chief Executive Officer
DKU 2013, LLC	378,750	Sponsor
The K2 Principal Fund L.P.	505,000	Sponsor

In July 2013, Eric Rosenfeld transferred 15,000 shares to each of John P. Schauerman, Jeffrey M. Moses, Margery Kraus, each a member of the board of directors, and Joel Greenblatt, Quartet’s special advisor, at the same purchase price originally paid by him for such shares.

In September 2013, Quartet effected a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in Quartet’s initial stockholders owning an aggregate of 2,415,000 initial shares. Thereafter, Mr. Rosenfeld transferred 224,437 shares to David Sgro, 96,188 shares to Gregory Monahan and 12,825 shares to Victor Bonilla, each employees of Crescendo, at the same purchase price originally paid by him for such shares.

On October 3, 2013, Quartet amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock.

In a private placement taking place simultaneously with Quartet’s initial public offering, Quartet’s initial stockholders and EarlyBirdCapital purchased 542,500 Private Units (500,500 units by the initial stockholders and 42,000 units by EarlyBirdCapital), for a total purchase price of $5,425,000, from Quartet.

In a private placement taking place simultaneously with the consummation of the exercise of the underwriters over-allotment option, the initial stockholders and EarlyBirdCapital purchased an additional 65,625 private units at a price of $10.00 per unit, for a total purchase price of $656,250. The Private Units are identical to the units sold in Quartet’s initial public offering. However, the holders thereof have agreed (A) to vote the underlying shares in favor of the merger proposal, (B) not to propose, or vote in favor of, an amendment to Quartet’s amended and restated certificate of incorporation with respect to its pre-business combination activities prior to the consummation of such business combination, (C) not to convert any underlying shares into the right to receive cash from the trust account in connection with a stockholder vote to approve a proposed initial business combination or a vote to amend the provisions of Quartet’s amended and restated certificate of incorporation relating to stockholders’ rights or pre-business combination activity and (D) that such underlying shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, the purchasers have agreed not to transfer, assign or sell any of the private units (except to certain permitted transferees) until the completion of the initial business combination.

The holders of the initial shares and private units (and underlying securities) and any shares the initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to Quartet, are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that Quartet register such securities. The holders of the majority of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units or shares issued in payment of working capital loans made to Quartet can elect to exercise these registration rights at any time after Quartet consummates a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of an initial business combination. Quartet will bear the expenses incurred in connection with the filing of any such registration statements.

As of June 30, 2013, Eric S. Rosenfeld loaned to Quartet an aggregate of $65,000 to cover expenses related to its initial public offering. The loan was repaid without interest upon consummation of the initial public offering.

Quartet pays Crescendo Advisors II, LLC, an affiliate of Eric S. Rosenfeld, $10,000 per month for certain general and administrative services, including office space, utilities and administrative support. Quartet has agreed to pay for, and Crescendo Advisors II, LLC has agreed to provide, such services until the consummation of an initial business combination. Eric S. Rosenfeld is the majority holder of Crescendo Advisors II, LLC. Accordingly, Eric S. Rosenfeld benefits from this arrangement to the extent of his interest in Crescendo Advisors II, LLC. However, this arrangement is solely for Quartet’s benefit and is not intended to provide Eric S. Rosenfeld compensation in lieu of a salary. Quartet believes, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by Crescendo Advisors II, LLC is at least as favorable as Quartet could have obtained from an unaffiliated person.

In connection with the mergers, the Quartet initial stockholders entered into the Founding Shareholder Agreements. Pursuant to such agreements, the Quartet initial stockholders have agreed that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders. The Founding Shareholder Agreements also requires the initial stockholders to take certain actions (or refrain from taking certain actions) to assist in having the mergers effectuated.

Eric S. Rosenfeld is Quartet’s “promoter,” as that term is defined under the Federal securities laws.

Pangaea

Pangaea Related Person Policy

As a privately held company, Pangaea was not required to maintain a Related Person Policy. Following consummation of the mergers, Pangaea will be subject to Holdco’s Related Person Policy described below.

Pangaea Related Person Transactions

$10.0 Million Loan from Shareholders

In October 2011, Pangaea entered into a $10.0 million loan with Edward Coll, Anthony Laura and Lagoa Investments, an entity beneficially held by Claus Boggild, a director of Pangaea. The loan bears interest at 5% and is payable on demand. As of March 31, 2014, the outstanding balance on this facility was approximately $4.3 million. There is no additional borrowing available under this facility.

$11.1 Million Loan from Shareholders

In April 2012, Pangaea entered into a $11.1 million loan with Edward Coll, Anthony Laura and Lagoa Investments in order to invest in the m/v Nordic Orion and the m/v Nordic Odyssey. This loan bears interest at 5% and was payable on demand. As of March 31, 2014, the outstanding balance on this loan was $0.0 million.

Loans from ST Shipping and ASO2020

During 2012, in connection with the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey, ST Shipping, a shareholder of Orion and Odyssey, provided bridge financing of $32.0 million. This three-month bridge loan bore interest at a floating rate of LIBOR plus 7%. ST Shipping received principal and interest payments of $32.0 million and $0.7 million, respectively, during 2012 in connection with the loan. The loan and the related accrued interest were repaid in full during 2012. There is no additional borrowing available under this facility.

During 2012, in connection with the acquisition of the m/v Nordic Orion and m/v Nordic Odyssey, ST Shipping, a shareholder of Orion and Odyssey, provided $16.1 million (two $8.05 million subordinated notes, each designated for one vessel) which were payable on demand and do not bear interest. ST Shipping received principal payments of $3.6 million during 2012, and as of December 31, 2012, the outstanding principal on the notes was $12.5 million. During 2013, Pangaea restructured the notes payable to ST Shipping (along with another loan discussed below) to modify the repayment date to January 9, 2023. There is no additional borrowing available under this facility.

In January 2013, Pangaea entered into a share transfer restructuring agreement in order to sell one-third of the common stock of NBHC to ASO2020. As part of the restructuring, Odyssey and Orion were transferred to NBHC and ST Shipping received a distribution of $176,667.

During 2013, NBHC entered into contracts to construct four ice-class 1A Panamax newbuildings and paid deposits of $26.1 million. In connection with this, ST Shipping provided a loan of $4.5 million, increasing its aggregate loans to $17.0 million. The newest shareholder, ASO2020, also provided a loan of $17.0 million and acquired one-third of the common stock of NBHC for approximately $13,000. These loans are payable on January 9, 2023 and does not bear interest. Accordingly, these loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17.9 million is being amortized over the term of the loan using the interest method. The amortization of the discount was $0.3 million and $0.2 million for the three months ended March 31, 2014 and 2013, respectively. The excess of cash received over the present value of the loans was recorded as an increase in non-controlling interest. There were no principal payments made during the three months ended March 31, 2014 or for year ended December 31, 2013 in connection with the loan. As of March 31, 2014, the outstanding principal on these loans (which includes the restructured subordinated notes discussed above) was $34.0 million. There is no additional borrowing available under this facility.

During the year ended December 31, 2013, BVH entered into contracts to construct two ice-class 1C Ultramax newbuildings and paid deposits of $5.8 million. In connection with this, ST Shipping provided a loan of $3.0 million which is payable on demand and does not bear interest. There were no principal payments made during the three months ended March 31, 2014 or for the year ended December 31, 2013 in connection with the loan. As of March 31, 2014, the outstanding principal on the loan was $3.0 million. There is no additional borrowing available under this facility.

Affiliate Loans

In October 2013, Pangaea entered into a short term loan agreement with NBC. The agreement made available up to $5.0 million, which bears interest at 5% and is payable on demand. As of March 31, 2014 and December 31, 2013, the outstanding balance on this loan was $2.0 million and $3.5 million, respectively. NBC does not have any external debt and this loan is eliminated during consolidation. In April 2012, Pangaea entered into a short term loan agreement with NBH, or subsidiary, for $2.5 million. This loan was repaid in September 2012 along with interest of approximately $59,000. On June 15, 2011, Pangaea entered into a loan agreement with NBH for $5.0 million. This loan bore interest at a rate of 8% and was repaid in October 2011, with the exception of the related accrued interest which was paid during the year ended December 31, 2012. On July 27, 2010, Pangaea entered into a loan agreement with NBH for $4.0 million. This loan bore interest at a rate of 8% and was repaid during the year ended December 31, 2011, with the exception of the related accrued interest which was paid during the year ended December 31, 2012.

109 Long Wharf LLC

109 Long Wharf is a limited liability company owned by the Pangaea securityholders that was duly organized under the laws of Delaware for the objective and purpose of holding real estate located in Newport, Rhode Island.

Holdco

Holdco Related Person Policy

Upon consummation of the mergers, Holdco will adopt a Related Person Policy that will require it (and its subsidiaries, including Pangaea) to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except as approved by unconflicted executives, the board of directors, or audit committee in accordance with guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Pangaea or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Pangaea’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Holdco’s audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent Pangaea enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, Holdco will require each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Quartet directors, officers and persons owning more than 10% of Quartet common stock to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to Quartet, or representations from certain reporting persons that no other reports were required, Quartet believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2013.

DESCRIPTION OF HOLDCO SECURITIES

The following description of the material terms of the share capital of Holdco following the mergers includes a summary of specified provisions of the bye-laws of Holdco that will be in effect upon completion of the transactions. This description is qualified by reference to Holdco’s bye-laws as will be in effect upon consummation of the transactions, copies of which are attached to this proxy statement/prospectus and are incorporated in this proxy statement/prospectus by reference.

General

The constitutional documents of Holdco will provide for the issuance of 100,000,000 common shares, par value $.0001, and 1,000,000 preferred shares, par value $.0001.

In the redomestication merger, Holdco will issue its common shares in exchange for the outstanding common stock and rights of Quartet as follows:

•	each share of Quartet common stock will be exchanged for one common share of Holdco, except for public shares that have been converted into a pro rata portion of Quartet’s trust account;
•	each Quartet right will be exchanged for 1/10th of one share of Holdco; and
•	each purchase option of Quartet will be converted into an option to purchase 1.1 common shares of Holdco for $11.75 (or effectively $10.68 per share). The purchase options will expire on October 28, 2018.

This proxy statement/prospectus covers an aggregate of 13,709,938 common shares, 420,000 purchase options and 462,000 common shares underlying the purchase options to be issued by Holdco as a result of the redomestication merger. The 13,709,938 common shares to be issued include 12,683,125 shares issuable in exchange for all of the outstanding shares of common stock of Quartet and 1,026,813 shares issuable in exchange for all of the outstanding Quartet rights. The 420,000 purchase options will be issued in exchange for the outstanding purchase options that were issued in connection with Quartet’s initial public offering.

In the transaction merger, the holders of Pangaea’s capital stock will receive (1) 28,431,372 common shares of Holdco; (2) $10,000,000 in cash or alternatively, at the option of the holders, an additional number of Holdco common shares in lieu of receiving all or a portion of such cash consideration, up to an additional 980,392 common shares if the holders elect to receive all of such cash consideration in the form of Holdco common shares instead of cash; (3) an additional number of net income shares; and (4) an additional number of cancellation shares.

Common Shares

The holders of common shares will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Holders of Holdco’s common shares will not have any conversion, preemptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to the common shares.

Preferred Shares

The memorandum of association and amended and restated bye-laws of Holdco will authorize the issuance of 1,000,000 blank check preferred shares with such designations, rights and preferences as may be determined from time to time by Holdco’s board of directors. Accordingly, Holdco’s board of directors will be empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common shares. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of Holdco.

Dividends

Quartet has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. It is the present intention of Holdco’s board of directors to pay an annual cash dividend of $0.10 per share. Notwithstanding the foregoing, the payment of dividends subsequent to the mergers will be entirely within the discretion of Holdco’s then board of directors and will be contingent upon Holdco’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the mergers.

Holdco’s Transfer Agent

The transfer agent for Holdco’s common shares is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

PRICE RANGE OF QUARTET SECURITIES AND DIVIDENDS

Market Price of Units, Common Stock and Rights

Quartet’s units, common stock and rights are traded on The Nasdaq Capital Market under the symbols QTETU, QTET and QTETR, respectively. The following table sets forth the high and low sales prices for Quartet’s units, common stock and rights for the periods indicated since the units began public trading on October 29, 2013 and Quartet’s common stock and rights began public trading on December 16, 2013.

The closing price Quartet’s units, common stock and rights on April 29, 2014, the last trading day before announcement of the execution of the merger agreement, was $10.22, $9.87 and $0.43, respectively. As of July 14, 2014, the record date, the closing price for each unit, share of common stock and right of Quartet was $10.75, $10.08 and $0.62, respectively.

	Units		Common Stock		Rights
	High	Low	High	Low	High	Low
Fiscal 2014
Third Quarter*	$10.75	$10.75	$10.08	$10.04	$0.62	$0.62
Second Quarter	$10.75	$10.14	$10.10	$9.75	$0.70	$0.41
First Quarter	$10.09	$10.03	$9.89	$9.60	$0.52	$0.42
Fiscal 2013:
Fourth Quarter	$10.15	$10.01	$9.62	$9.62	$0.65	$0.13

*	Through July 14, 2014.

Holders of Quartet units, common stock and rights should obtain current market quotations for their securities. The market price of Quartet’s securities could vary at any time before the merger.

Holders

As of July 14, 2014, there were 12 holders of record of Quartet common stock and 12 holders of record of Quartet rights. This includes the holders of record of Quartet units, each for one share common stock and one right. Quartet believes that the number of beneficial holders of the common stock to be in excess of 300 persons.

APPRAISAL RIGHTS

Neither Quartet stockholders nor Quartet rightholders have appraisal rights under the DGCL in connection with the mergers.

STOCKHOLDER PROPOSALS

The Holdco 2015 annual meeting of stockholders will be held on or about [•], 2015 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2015 annual meeting, you need to provide it to Holdco by no later than [•], 2015. You should direct any proposals to Holdco’s secretary at its principal office which will be in Newport, Rhode Island and at its registered office which will be located at [•]. If you are a stockholder and you want to present a matter of business to be considered at the year 2015 annual meeting, under Holdco’s bye-laws you must give timely notice of the matter, in writing, to Holdco’s secretary. To be timely, the notice has to be given between [•], 2015 and [•], 2015.

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with Quartet’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Quartet Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017. Following the mergers, such communications should be sent in care of Holdco, 109 Long Wharf, Newport, Rhode Island 02840. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

EXPERTS

The audited consolidated financial statements of Pangaea Logistics Solutions Ltd. (formerly known as Bulk Partners (Bermuda) Ltd.) and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in convertible redeemable preferred stock and stockholders equity, and cash flows for each of the three years in the period ended December 31, 2013, included in this registration statement and prospectus have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing. With respect to the unaudited interim financial information for the quarters ended March 31, 2014 and 2013, included in this prospectus and elsewhere in the registration statement, Grant Thornton LLP has reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report thereon states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. In addition, Grant Thornton LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountancies within the meaning of the Sections 7 and 11 of that Act.

The audited financial statements of Nordic Bulk Holding ApS, not separately presented in this proxy statement/prospectus, have been audited by PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab, an independent registered public accounting firm, whose report thereon appears herein. The audited financial statements of Pangaea, to the extent they relate to Nordic Bulk Holding ApS, have been so included in reliance on the report of such independent registered public accounting firm given on the authority of said firm as experts in auditing and accounting. With respect to the unaudited interim financial information of Nordic Bulk Holding ApS for the quarters ended March 31, 2014 and 2013, included in this prospectus and elsewhere in the registration statement, PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab has reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated May 20, 2014 appearing herein states that they did not audit and they do not express an opinion on that unaudited interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab within the meaning of Sections 7 and 11 of the Act.

The financial statements of Quartet Merger Corp. (a company in the development stage) at December 31, 2013, and for the period from inception (April 19, 2013) to December 31, 2013, appearing in this proxy statement/prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein.

Representatives of Grant Thornton and Marcum will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, Quartet and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Quartet’s annual report to stockholders and Quartet’s proxy statement. Upon written or oral request, Quartet will deliver a separate copy of the annual report to stockholder and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that Quartet deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that Quartet deliver single copies of such documents in the future. Stockholders may notify Quartet of their requests by calling or writing Quartet at its principal executive offices at 777 Third Avenue, 37th Floor, New York, New York 10017 or (212) 319-7676. Following the merger, such requests should be made by calling or writing Holdco at (401) 846-7790 or 109 Long Wharf, Newport, Rhode Island 02840.

WHERE YOU CAN FIND MORE INFORMATION

Quartet files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Quartet with the Securities SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on Quartet at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

This proxy statement/prospectus incorporates important business and financial information about the parties that is not included in or delivered with the proxy statement/prospectus. Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part.

All information contained in this document relating to Quartet has been supplied by Quartet, and all such information relating to Pangaea has been supplied by Pangaea. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the mergers, you should contact via phone or in writing:

Mr. David Sgro
Quartet Merger Corp.
777 Third Avenue, 37th Floor
New York, New York 10017
Tel. (212) 319-7676
Fax: (212) 319-0760

INDEX TO FINANCIAL STATEMENTS

Quartet Merger Corp.
Consolidated Balance Sheets (Unaudited) as of March 31, 2014 and December 31, 2013	F-2
Consolidated Statements of Operations (Unaudited) for the Three Months Ended March 31, 2014 and the Period From April 19, 2013 (Inception) to March 31, 2014	F-3
Consolidated Statements of Changes in Stockholders’ Equity (Unaudited) for the Three Months Ended March 31, 2014 and the Period From April 19, 2013 (Inception) to March 31, 2014	F-4
Consolidated Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 2014 and the Period From April 19, 2013 (Inception) to March 31, 2014	F-5
Notes to Consolidated Financial Statements (Unaudited)	F-6
Report of Independent Registered Public Accounting Firm	F-14
Consolidated Balance Sheets as of December 31, 2013	F-15
Consolidated Statements of Operations for the Year Ended December 31, 2013 and the Period From April 19, 2013 (Inception) to December 31, 2013	F-16
Consolidated Statements of Changes in Stockholders’ Equity for the Year Ended December 31, 2013 and the Period From April 19, 2013 (Inception) to December 31, 2013	F-17
Consolidated Statements of Cash Flows for the Year Ended December 31, 2013 and the Period From April 19, 2013 (Inception) to December 31, 2013	F-18
Notes to Consolidated Financial Statements	F-19 – F-27
Pangaea Logistics Solutions Ltd. (formerly known as Bulk Partners (Bermuda) Ltd.)
Reports of Independent Registered Public Accounting Firms	F-28
Consolidated Balance Sheets (Unaudited) as of March 31, 2014 and December 31, 2013	F-30
Consolidated Statements of Income (Unaudited) for the Three Months Ended March 31, 2014 and 2013	F-31
Consolidated Statements of Changes in Convertible Redeemable Preferred Stock and Stockholders’ Equity (Unaudited) for the Three Months Ended March 31, 2014 and 2013	F-32
Consolidated Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 2014 and 2013	F-33
Notes to Consolidated Financial Statements (Unaudited)	F-34 – F-59
Reports of Independent Registered Public Accounting Firms	F-60 – F-61
Consolidated Balance Sheets as of December 31, 2013, 2012 and 2011	F-62
Consolidated Statements of Income for the Years Ended December 31, 2013, 2012 and 2011	F-63
Consolidated Statements of Changes in Convertible Redeemable Preferred Stock and Stockholders’ Equity for the Years Ended December 31, 2013, 2012 and 2011	F-65
Consolidated Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011	F-67
Notes to Consolidated Financial Statements	F-68 – F-97

Quartet Merger Corp.
(a development stage company)

Condensed Balance Sheets

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Current assets:
Current assets – cash	$402,032	$485,007
Prepaid assets – short term	49,000	46,333
Total current assets	451,032	531,340
Cash and cash equivalents held in trust	98,524,693	98,503,058
Prepaid insurance – long term	14,520	20,616
Total assets	$98,990,245	$99,055,014
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$69,247	$20,141
Total liabilities	69,247	20,141
Commitments (Note 6)
Common Stock, subject to possible conversion (9,169,603 shares at conversion value)	93,491,744	93,491,744
Stockholders’ equity (Notes 6 & 7)
Preferred stock, $.0001 par value, 1,000,000 authorized, 0 outstanding	—	—
Common stock, $.0001 par value, 15,000,000 authorized, 3,513,522 issued and outstanding (excluding 9,169,603 shares subject to possible conversion)	351	351
Additional paid-in capital	5,608,396	5,608,396
Deficit accumulated during the development stage	(179,493)	(65,618)
Total stockholders’ equity	5,429,254	5,543,129
Total liabilities and stockholders’ equity	$98,990,245	$99,055,014

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a development stage company)

Condensed Statements of Operations
(unaudited)

	For the three months ended March 31, 2014	For the period April 19, 2013 (inception) to March 31, 2014
General and administrative costs	$105,509	$161,468
General and administrative costs – related party	30,000	50,968
Operating loss	(135,509)	(212,436)
Other income:
Interest income	21,634	32,943
Net loss	$(113,875)	$(179,493)
Weighted average shares outstanding	3,513,522	2,890,479
Basic and diluted net loss per share	$(0.03)	$(0.06)

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a development stage company)

Condensed Statement of Changes in Stockholders’ Equity
For the period from April 19, 2013 (Inception) through March 31, 2014

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Stockholder’s Equity
	Shares	Amount
Common stock issued April 19, 2013 at approximately $0.0119 per share for cash	2,415,000	$241	$24,759	$—	$25,000
Sale of 8,400,000 units on November 1, 2013, net of underwriter’s discount and offering expenses (includes 7,909,603 shares subject to possible conversion)	8,400,000	840	80,802,801	—	80,803,641
Proceeds from issuance of unit purchase option	—	—	100	—	100
Proceeds from issuance of insider units	608,125	61	6,081,189	—	6,081,250
Sale of 1,260,000 units on November 5, 2013, net of underwriter’s discount and offering expenses (includes 1,260,000 shares subject to possible conversion)	1,260,000	126	12,190,374		12,190,500
Net proceeds subject to possible conversion (9,169,603 shares)	(9,169,603)	(917)	(93,490,827)		(93,491,744)
Net loss from inception to December 31, 2013	—	—	—	(65,618)	(65,618)
Balance at December 31, 2013	3,513,522	$351	$5,608,396	$(65,618)	$5,543,129
Net Loss from January 1, 2014 to March 31, 2014	—	—	—	(113,875)	(113,875)
Balance at March 31, 2014	3,513,522	$351	$5,608,396	$(179,493)	$5,429,254

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a development stage company)

Condensed Statement of Cash Flows
(unaudited)

	For the three months ended March 31, 2014	For the period April 19, 2013 (Inception) to March 31, 2014
Operating Activities
Net loss	$(113,875)	$(179,493)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on funds held in trust	(21,634)	(32,943)
Change in operating assets and liabilities:
Accounts payable	49,106	69,247
Prepaid assets	3,428	(63,520)
Net cash used in operating activities	(82,975)	(206,709)
Investing Activities
Investment in restricted cash and cash equivalents	—	(98,491,750)
Net cash used in investing activities	—	(98,491,750)
Financing Activities
Proceeds from sale of common stock to initial stockholders	—	25,000
Proceeds from note payable to shareholder	—	65,000
Repayment of note payable to shareholder	—	(65,000)
Proceeds from Public Offering, net of offering costs	—	92,994,141
Proceeds from Insider Units	—	6,081,250
Proceeds from sale of Underwriter Purchase Option	—	100
Net cash provided by financing activities	—	99,100,491
Net (decrease) increase in cash and cash equivalents	(82,975)	402,032
Cash and cash equivalents, Beginning	485,007	—
Cash and cash equivalents, Ending	$402,032	$402,032

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 1 — Organization, Plan of Business Operations and Liquidity

Quartet Merger Corp. (a development stage company) (the “Company”) was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

The Company is considered to be a development stage company and as such, the financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

All activity through March 31, 2014 relates to the Company’s formation, initial public offering and identifying and investigating prospective target businesses with which to consummate a Business Combination.

The Company consummated the Offering of 8,400,000 units (“Units”) on November 1, 2013 generating gross proceeds of $84,000,000 and net proceeds of $80,779,839 after deducting $3,220,161 of transaction costs, which is discussed in Note 3 (“Initial Public Offering”), and $5,425,000 from the private placement (“Private Units”) to the initial stockholders of the Company (“Initial Stockholders”) and the underwriters which is described in Note 4.

On November 1, 2013, the underwriters exercised their over-allotment option and on November 5, 2013, the Company consummated the closing of the over-allotment option (“Overallotment”). The initial public offering and the Overallotment are collectively referred to as the “Offering.” The units sold pursuant to the Overallotment were sold at an offering price of $10.00 per Unit, generating gross proceeds of $12,600,000. In a private placement that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders and the underwriters purchased an additional 65,625 Private Units at $10.00 per unit.

Following the closing of the Overallotment on November 5, 2013, an amount of $98,491,750 (or approximately $10.20 per share sold to the public in the Offering) from the sale of the Units in the Offering and the Private Units is being held in a trust account (“Trust Account”) and may be invested in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $98,491,750 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for, or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Up to a maximum of $750,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements. Additionally, any amounts of interest earned on the Trust Account may be released to the Company to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired common shares in the Offering (“Public Stockholders”) with the opportunity to convert their shares (“Public Shares”) for a pro rata share of the Trust Account. In the event

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 1 — Organization, Plan of Business Operations and Liquidity  – (continued)

that stockholders owning approximately 94.9% (as adjusted for the closing of the Overallotment on November 5, 2013) or more of the common shares sold as part of the Units in the Offering exercise their conversion rights described below, the Business Combination will not be consummated. The actual percentages will only be able to be determined once a target business is located and the Company can assess all of the assets and liabilities of the combined company upon consummation of the proposed Business Combination, subject to the requirement that the Company must have at least $5,000,001 of net tangible assets upon close of such Business Combination. As a result, the actual percentages of shares that can be converted may be significantly lower than the above estimates. The Initial Stockholders have agreed that they will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights with respect to these shares and the Private Units pursuant to letter agreements executed on November 1, 2013.

In connection with any proposed Business Combination, the Company will seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination. If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting either for or against such proposed Business Combination will be entitled to demand that his common shares be converted into a full pro rata portion of the amount then in the Trust Account (initially approximately $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). The Rights (discussed in Note 3 — Initial Public Offering) sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the shares of common stock sold in the Offering (but only with respect to the amount over 20% of the shares of common stock sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company does not consummate a Business Combination by May 1, 2015, or November 1, 2015 if the extension criteria have been satisfied, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares held by the Public Stockholders, at a per-share price, payable in cash, as described below, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay any of its taxes. Holders of Rights will receive no proceeds in connection with the liquidation with respect to such rights. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 1 — Organization, Plan of Business Operations and Liquidity  – (continued)

If the Company is unable to conclude its initial Business Combination and expends all of the net proceeds of the Offering and Overallotment not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for common stock will be approximately $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s stockholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common stockholders. Therefore, the actual per-share redemption price may be less than approximately $10.20.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. The Company has evaluated subsequent events through the issuance of this Form 10-Q. Operating results for the quarter ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014 or any other period. The accompanying consolidated financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s annual report filed with the Securities and Exchange Commission on March 31, 2014.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. At March 31, 2014, the Company’s cash was held at one financial institution.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on April 19, 2013, the evaluation was performed for the 2013 tax year, which is the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from April 19, 2013 (inception) through March 31, 2014. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Loss Per Share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed financial statements.

Subsequent Events

Management of the Company evaluated events that have occurred after the balance sheet date of March 31, 2014 but before the condensed financial statements were available to be issued. Management did not identify any recognized or non-recognized subsequent event that would have required adjustment or disclosure in the condensed financial statements other than what is disclosed in Note 8.

Note 3 — Initial Public Offering

On November 1, 2013, the Company sold 8,400,000 Units at a price of $10.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, par value $0.0001, and one right (“Right”). Each Right entitles the holder to receive one-tenth ( 1/10) of a share of common stock on the consummation of an initial Business Combination. There are no contractual penalties for failure to deliver securities to the holders of the Rights upon consummation of the Company’s initial business combination. Additionally, in no event will the Company be required to net cash settle the Right. In such events, the Rights will be worthless.

The Company paid the underwriters in the Offering an underwriting discount of 3.25% ($3,139,500) of the gross proceeds of the Offering, including from the exercise and closing of the over-allotment option. The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (“EBC”) and its designees to purchase 420,000 units at an exercise price of $11.75 per unit. The unit purchase option will be exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or October 28, 2013 and will expire on October 28, 2018. The units issuable upon exercise of this option are identical to the units sold in the Offering. Accordingly, after the Business Combination, the purchase option will be to purchase 462,000 shares of common stock (which includes 42,000 shares to be issued for the Rights included in the units underlying the purchase option) for the same aggregate purchase price. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this unit purchase option at the time of its issuance was approximately $1,146,600, or $2.73 per unit using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 3 — Initial Public Offering  – (continued)

of 35%, (2) risk-free interest rate of 1.37% and (3) expected life of five years. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on November 1, 2018. The option and underlying securities have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the date of the Offering with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and securities issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

Note 4 — Private Units

Simultaneously with the Offering, the Initial Stockholders of the Company and underwriters purchased 542,500 Private Units at $10.00 per unit (for an aggregate purchase price of $5,425,000) from the Company. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders of the Company and the underwriters purchased an additional 65,625 units at $10.00 per unit. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units are identical to the Units sold in the Offering, except that the holders have agreed (i) to vote the shares of common stock included therein in favor of any proposed Business Combination, (ii) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to pre-Business Combination activities prior to the consummation of such a Business Combination, (iii) not to convert any shares of common stock included therein into the right to receive cash for the Trust Account in connection with a stockholder vote to approve the proposed initial Business Combination and (iv) that the shares of common stock included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

Note 5 — Note Payable and Advances from Related Party

The Company issued a $65,000 principal amount unsecured promissory note to Eric S. Rosenfeld, one of the Company’s Initial Stockholders on June 26, 2013. The note was non-interest bearing and payable on the earlier of June 26, 2014, the consummation of the Offering, or the Company’s determination to not proceed with the Offering. This Note was repaid in full on November 5, 2013.

On October 28, 2013, Eric S. Rosenfeld advanced the Company an aggregate of $70,000 for the payment of offering costs. This amount was repaid in full on November 5, 2013.

Note 6 — Commitments and Contingencies

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain administrative services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate an aggregate of $10,000 per month for such services commencing on October 28, 2013.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 6 — Commitments and Contingencies  – (continued)

The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee equal to 3.75% of the gross proceeds of the Offering ($3,622,500) for such services upon the consummation of its initial Business Combination.

The Initial Stockholders and the holders of the Private Units (or underlying securities) are entitled to registration rights with respect to their Initial Shares and Private Units (or underlying securities) pursuant to agreements signed on October 28, 2013. The holders of the majority of the Initial Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 7 — Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of March 31, 2014, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 2,012,500 shares of the Company’s shares of Class A common stock were sold to the Initial Stockholders at a price of approximately $0.01 per share for an aggregate of $25,000.

Effective September 9, 2013, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in an aggregate of 2,415,000 shares of Class A common stock held by the Initial Stockholders. On October 3, 2013, the Company amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock and to increase the authorized shares of common stock to 15,000,000 shares.

The Initial Stockholders’ 2,415,000 shares (“Initial Shares”) have agreed not to transfer, assign or sell any of the units or underlying securities (except to certain permitted transferees) until, with respect to 50% of the Initial Shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of the Company’s common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Initial Shares, one year after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to our initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 7 — Stockholders’ Equity  – (continued)

Pursuant to letter agreements executed on October 28, 2013 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Initial Shares upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

Note 8 — Subsequent Events

On April 30, 2014, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among the Company, Quartet Holdco Ltd., a Bermuda company and wholly-owned subsidiary of the Company (“Holdco”), Quartet Merger Sub, Ltd., a Bermuda company and a wholly-owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd., a Bermuda company (“Pangaea”), and the securityholders of Pangaea. Upon the consummation of the transactions contemplated by the Merger Agreement, (i) the Company will be merged with and into Holdco, with Holdco surviving the merger (the “Redomestication Merger”) and (ii) Merger Sub will be merged with and into Pangaea, with Pangaea surviving the merger and becoming the wholly-owned subsidiary of Holdco (the “Mergers”).

Under the merger agreement, the Pangaea securityholders will receive: (i) 28,431,372 common shares of Holdco; (ii) up to $10,000,000 in cash or alternatively, at the option of the holders, up to an additional 980,392 common shares; (iii) an additional number of net income shares to be issued upon and subject to Pangaea achieving certain net income targets described below following the mergers; and (iv) an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as described below.

The Pangaea securityholders will be entitled to receive additional payments of Holdco shares based on Pangaea’s achievement of specified net income targets in the fiscal years ending December 31, 2014, 2015 and 2016. The following table sets forth the net income targets and the number of Holdco shares issuable to the Pangaea securitholders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Holdco Shares
2014	27,300,000	3,431,373
2015	34,000,000	1,960,784
2016	41,000,000	1,960,784

Additionally, if holders of more than 15% of the Quartet public shares seek conversion, the Pangaea securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. In turn, the Quartet initial stockholders have agreed that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Pangaea securityholders.

The Pangaea securityholders will not be able to sell any of the common shares of Holdco that they receive as a result of the mergers (subject to limited exceptions) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the mergers and (ii) the day preceding the day that is twelve months after the consummation of the acquisition and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the mergers. Each Pangaea securityholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Pangaea for the Holdco common shares in connection with the transaction merger. These lock-up provisions are substantively identical to the restrictions on transfer imposed on the Quartet initial stockholders.

Quartet Merger Corp.
(a development stage company)

Notes to Condensed Financial Statements

Note 8 — Subsequent Events  – (continued)

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Pangaea and its securityholders, there will be placed in escrow (with an independent escrow agent) an aggregate of 1,100,000 of the common shares of Holdco issuable to the Pangaea securityholders at closing. The aggregate liability for indemnification will not exceed the shares held in escrow. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Holdco’s rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the merger agreement. See the section entitled “The Merger Proposal — Indemnification of Holdco.”

Quartet and Pangaea plan to complete the mergers promptly after the Quartet special meeting, provided that:

•	Quartet’s stockholders have approved the merger proposal and charter proposals;
•	holders of no more than 9,169,603 of Quartet’s public shares have exercised their conversion rights;
•	Holdco has received confirmation from Nasdaq that it meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders; and
•	the other conditions specified in the merger agreement (including that Quartet have cash on hand of $25,000,000 after giving effect to payment of amounts that Quartet will be required to pay to converting stockholders upon consummation of the redomestication merger) have been satisfied or waived.

If the merger proposal is not approved by Quartet’s stockholders at the special meeting, neither the charter proposals nor the adjournment proposal will be presented at the special meeting for a vote.

Pangaea is a growth oriented global logistics company focused on providing seaborne drybulk transportation services. It is headquartered in Newport, Rhode Island and conducts all operations through its direct and indirect subsidiaries.

The transaction is expected to be consummated in the third quarter of 2014, after the required approval by the stockholders of the Company and the fulfillment of certain other conditions. There can be no assurance that the Mergers will be consummated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders
of Quartet Merger Corp.

We have audited the accompanying balance sheet of Quartet Merger Corp. (a company in the development stage) (the “Company”) as of December 31, 2013, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from April 19, 2013 (inception) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quartet Merger Corp. (a company in the development stage), as of December 31, 2013, and the results of its operations and its cash flows for the period from April 19, 2013 (inception) through December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
March 31, 2014

Quartet Merger Corp.
(a Corporation in the Development Stage)

Balance Sheet
December 31, 2013

ASSETS
Current assets:
Current assets – cash	$485,007
Prepaid assets – short term	46,333
Total current assets	531,340
Cash and cash equivalents held in trust	98,503,058
Prepaid insurance – long term	20,616
Total assets	$99,055,014
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,141
Total liabilities	20,141
Common Stock, subject to possible conversion (9,169,603 shares at conversion value)	93,491,744
Commitments
Stockholders’ equity
Preferred stock, $.0001 par value, 1,000,000 authorized, 0 outstanding	—
Common stock, $.0001 par value, 15,000,000 authorized, 3,513,522 issued and outstanding (excluding 9,169,603 shares subject to possible conversion)(1)	351
Additional paid-in capital	5,608,396
Deficit accumulated during the development stage	(65,618)
Total stockholders’ equity	5,543,129
Total liabilities and stockholders’ equity	$99,055,014

(1)	Share amounts have been retroactively restated to reflect (i) the effect of a stock dividend of 0.2 shares of Class A Common Stock for each outstanding share of Class A Common Stock on September 9, 2013 and (ii) the reclassification of the Class A Common Stock and Class B Common Stock into one single class of common stock effectuated on October 3, 2013.

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a Corporation in the Development Stage)

Statement of Operations
For the period from April 19, 2013 (Inception) to December 31, 2013

General and administrative costs	$55,958
General and administrative costs – related party	20,968
Operating loss	(76,926)
Other income:
Interest income	11,308
Net loss	$(65,618)
Weighted average shares outstanding(1)	2,671,441
Basic and diluted net loss per share	$(0.02)

(1)	Share amounts have been retroactively restated to reflect (i) the effect of a stock dividend of 0.2 shares of Class A Common Stock for each outstanding share of Class A Common Stock on September 9, 2013 and (ii) the reclassification of the Class A Common Stock and Class B Common Stock into one single class of common stock effectuated on October 3, 2013.

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a Corporation in the Development Stage)

Statement of Changes in Stockholders’ Equity
For the period from April 19, 2013 (Inception) to December 31, 2013

	Common Stock		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Stockholder's Equity
	Shares	Amount
Common stock issued June 30, 2013 at approximately $0.0119 per share for cash(1)	2,415,000	$241	$24,759	$—	$25,000
Sale of 8,400,000 units at $10.00 per unit on November 1, 2013, net of underwriter's discount and offering expenses (includes 7,909,603 shares subject to possible conversion)	8,400,000	840	80,802,801	—	80,803,641
Proceeds from issuance of unit purchase option on November 1, 2013	—	—	100	—	100
Proceeds from issuance of insider units on November 1, 2013 and November 5, 2013 at $10.00 per unit	608,125	61	6,081,189	—	6,081,250
Sale of 1,260,000 units at $10.00 per unit on November 5, 2013, net of underwriter's discount (includes 1,260,000 shares subject to possible conversion)	1,260,000	126	12,190,374		12,190,500
Net proceeds subject to possible conversion (9,169,603 shares)	(9,169,603)	(917)	(93,490,827)		(93,491,744)
Net loss	—	—	—	(65,618)	(65,618)
Balance at December 31, 2013	3,513,522	$351	$5,608,396	$(65,618)	$5,543,129

(1)	Share amounts have been retroactively restated to reflect (i) the effect of a stock dividend of 0.2 shares of Class A Common Stock for each outstanding share of Class A Common Stock on September 9, 2013 and (ii) the reclassification of the Class A Common Stock and Class B Common Stock into one single class of common stock effectuated on October 3, 2013.

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(a Corporation in the Development Stage)

Statement of Cash Flows
For the period from April 19, 2013 (Inception) to December 31, 2013

Operating Activities
Net loss	$(65,618)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on funds held in trust	(11,308)
Change in operating assets and liabilities:
Accounts payable	20,141
Prepaid assets	(66,949)
Net cash used in operating activities	(123,734)
Investing Activities
Investment in restricted cash and cash equivalents	(98,491,750)
Net cash used in investing activities	(98,491,750)
Financing Activities
Proceeds from sale of common stock to initial stockholders	25,000
Proceeds from note payable to shareholder	65,000
Repayment of note payable to shareholder	(65,000)
Proceeds from Public Offering, net of offering costs	92,994,141
Proceeds from Insider Units	6,081,250
Proceeds from sale of Underwriter Purchase Option	100
Net cash provided by financing activities	99,100,491
Net increase in cash and cash equivalents	485,007
Cash and cash equivalents, Beginning	—
Cash and cash equivalents, Ending	$485,007

The accompanying notes are an integral part of these financial statements.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 1 — Organization and Plan of Business Operations

Quartet Merger Corp. (the “Company”) was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company has selected December 31 as its fiscal year-end.

All activity through November 1, 2013 relates to the Company’s formation and the offering described below. The Company is considered to be a development stage company and as such, the financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering was declared effective on October 28, 2013. The Company consummated the Offering of 8,400,000 units sold on November 1, 2013 at $10.00 per unit, generating gross proceeds of $84,000,000 and net proceeds of $80,803,641 after deducting $3,196,359 of transaction costs, which is discussed in Note 3 (“Initial Public Offering”) and $5,425,000 from the sale of 542,500 Private Units, at $10.00 per unit, to the initial stockholders of the Company (“Initial Stockholders”) and the underwriters which is described in Note 4.

On November 1, 2013, the underwriters exercised their over-allotment option and on November 5, 2013, the Company consummated the closing of the over-allotment option (“Overallotment”). The initial public offering and the Overallotment are collectively referred to as the “Offering.” The units sold pursuant to the Overallotment were sold at an offering price of $10.00 per Unit, generating gross proceeds of $12,600,000. In a private placement that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders and the underwriters purchased an additional 65,625 Private Units at $10.00 per unit, generating additional proceeds of $656,250.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Overallotment on November 5, 2013, an amount of $98,491,750 (or approximately $10.20 per share sold to the public in the Offering) from the sale of the units in the Offering and the Private Units was placed into a trust account (“Trust Account”). These funds may be invested in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less, or in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $98,491,750 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Up to a maximum of $750,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements. Additionally, any amounts of interest earned on the Trust Account may be released to the Company to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired common shares in the Offering (“Public Stockholders”) with the opportunity to convert their shares (“Public Shares”) for a pro rata share of the Trust Account. In the event that stockholders owning approximately 94.9% or more of the common shares sold as part of the Units in the Offering exercise their conversion rights described below, the Business Combination will not be consummated. The actual percentages will only be able to be determined once a target business is located and the Company can assess all of the assets and liabilities of the combined company upon consummation of the proposed Business Combination, subject to the requirement that the Company must have at least $5,000,001 of net tangible assets upon close of such Business Combination. As a result, the actual percentages of shares that can be converted may be significantly lower than the above estimates. The Initial Stockholders have agreed that they will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights with respect to these shares and the Private Units pursuant to letter agreements executed on November 1, 2013.

In connection with any proposed Business Combination, the Company will seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination. If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting either for or against such proposed Business Combination will be entitled to demand that his common shares be converted into a full pro rata portion of the amount then in the Trust Account (initially approximately $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). The Rights (discussed in Note 3 — Initial Public Offering) sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights.

The Company will consummate a Business Combination only if holders of less than approximately 94.9% of the common shares exercise their conversion rights and a majority of the outstanding shares of common stock voted, are voted in favor of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the shares of common stock sold in the Offering (but only with respect to the amount over 20% of the shares of common stock sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company does not consummate a Business Combination by May 1, 2015, or November 1, 2015 if the extension criteria have been satisfied, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares held by the Public Stockholders, at a per-share price, payable in cash, as described below, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay any of its taxes. Holders of Rights will receive no proceeds in connection with the liquidation with respect to such rights. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

If the Company is unable to conclude its initial Business Combination and expends all of the net proceeds of the Offering and Overallotment not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for common stock will be approximately $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s stockholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common stockholders. Therefore, the actual per-share redemption price may be less than approximately $10.20.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) and to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents.

Income Taxes

The Company accounts for income taxes under Accounting Standards Codification (“ASC”) 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on April 19, 2013, the evaluation was performed for the 2013 tax year, which will be the only period subject to examination. The Company believes that its

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from April 19, 2013 (inception) through December 31, 2013. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Loss Per Share

The Company complies with accounting and disclosure requirements of ASC 260, “Earnings Per Share.” Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Common shares subject to possible conversion of 9,169,603, at December 31, 2013, have been excluded from the calculation of basic loss per share since such shares, if converted, only participate in their share of the trust earnings. At December 31, 2013, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised and converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the period. The Company has not considered the effect of rights to purchase 1,026,813 shares of common stock or the unit purchase option described in Note 3 or notes subject to conversion in Note 6 in the calculation of diluted loss per share, since the conversion of the rights and exercise of the unit purchase option are contingent upon the occurrence of future events.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. At December 31, 2013, the Company had not experienced losses on these accounts and management believed the Company was not exposed to significant risks on such accounts.

Securities held in Trust Account

At December 31, 2013, the assets in the Trust Account were held in cash and U.S. Treasury Securities with maturities of less than 180 days.

Fair value measurements

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

•	Level 1. Observable inputs such as quoted prices in active markets;
•	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
•	Level 3. Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

Assets and liabilities measured at fair value are based on one or more of three valuation techniques identified in the tables below. The valuation techniques are as follows:

(a).	Market approach. Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities;
(b).	Cost approach. Amount that would be required to replace the service capacity of an asset (replacement cost); and
(c).	Income approach. Techniques to convert future amounts to a single present amount based on market expectations (including present value techniques, option-pricing and excess earnings models).

Assets Measured at Fair Value on a Recurring Basis
	December 31, 2013	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Restricted cash and cash equivalents held in Trust Account	$98,503,058	$98,503,058	$—	$—

Common stock subject to possible conversion

The Company accounts for its common stock subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Common stock subject to mandatory conversion (if any) is classified as a liability instrument and is measured at fair value. Conditionally convertible common stock (including common stock that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at December 31, 2013, the common stock subject to possible conversion is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Initial Public Offering

On November 1, 2013, the Company sold 8,400,000 units (“Units”) at a price of $10.00 per unit in the Offering. Each unit consists of one share of the Company’s common stock, par value $0.0001, and one right (“Right”). Each Right entitles the holder to receive one-tenth ( 1/10) of a share of common stock on the consummation of an initial Business Combination. There are no contractual penalties for failure to deliver securities to the holders of the Rights upon consummation of the Company’s initial business combination. Additionally, in no event will the Company be required to net cash settle the Right. In such events, the Rights

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 3 — Initial Public Offering  – (continued)

will be worthless. On November 5, 2013, the Company sold 1,260,000 Units at a price of $10.00 per unit pursuant to the underwriters’ overallotment option.

The Company paid the underwriters in the Offering an underwriting discount of 3.25% ($3,139,500) of the gross proceeds of the Offering, including from the exercise and closing of the over-allotment option. The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (“EBC”) and its designees to purchase 420,000 units at an exercise price of $11.75 per unit. The unit purchase option will be exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or October 28, 2013 and will expire on October 28, 2018. The units issuable upon exercise of this option are identical to the units sold in the Offering. Accordingly, after the Business Combination, the purchase option will be to purchase 462,000 shares of common stock (which includes 42,000 shares to be issued for the Rights included in the units underlying the purchase option) for the same aggregate purchase price. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,146,600, or $2.73 per unit using a Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.37% and (3) expected life of five years. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option. The option and underlying securities have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the date of the Offering with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and securities issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

Note 4 — Private Units

Simultaneously with the Offering, the Initial Stockholders of the Company and underwriters purchased 542,500 Private Units at $10.00 per unit (for an aggregate purchase price of $5,425,000) from the Company. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders of the Company and the underwriters purchased an additional 65,625 units at $10.00 per unit. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units are identical to the Units sold in the Offering, except that the holders have agreed (i) to vote the shares of common stock included therein in favor of any proposed Business Combination, (ii) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to pre-Business Combination activities prior to the consummation of such a Business Combination, (iii) not to convert any shares of common stock included therein into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the proposed initial Business Combination and (iv) that the shares of common stock included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 5 — Investment in Trust Account

Subsequent to the Offering, net proceeds from the Offering totaling $98,491,750 (including the $6,081,250 from the sale of Private Units) were deposited into an interest-bearing trust account and invested only in cash and/or United States “government securities” (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940) having a maturity of 180 days or less.

At December 31, 2013, investment securities in the Company’s Trust Account consisted of $98,502,223 (including accrued interest) in United States Treasury Bills and $835 in a “held as cash” account. The Company classifies its United States Treasury and equivalent securities as held-to-maturity in accordance with ASC 320, “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts.

Note 6 — Notes Payable to Shareholder

The Company issued a $65,000 principal amount unsecured promissory note to Eric S. Rosenfeld, one of the Company’s Initial Stockholders on June 26, 2013. The note was non-interest bearing and payable on the earlier of June 26, 2014, the consummation of the Offering or the Company’s determination to not proceed with the Offering. This Note was repaid in full on November 5, 2013.

On October 28, 2013, Eric S. Rosenfeld advanced the Company an aggregate of $70,000 for the payment of offering costs. This amount was repaid in full on November 5, 2013.

Note 7 — Commitments

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and administrative services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate an aggregate of $10,000 per month for such services commencing on October 28, 2013.

The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee equal to 3.75% of the gross proceeds of the Offering ($3,622,500) for such services upon the consummation of its initial Business Combination. In addition, the Company has engaged a number of other parties (“Finders”) to help the Company identify a Business Combination target. These Finders will receive a fee of up to 1.0% of the enterprise value of the Business Combination target. Such fee will only be payable upon the successful completion of the Initial Business Combination.

The Initial Stockholders and the holders of the Private Units (or underlying securities) are entitled to registration rights with respect to their Initial Shares and Private Units (or underlying securities) pursuant to agreements signed on October 28, 2013. The holders of the majority of the Initial Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 8 — Income Taxes

The Company’s deferred tax assets are as follows at December 31, 2013:

2013
Net operating loss carryforwards	$26,247
Total deferred tax assets	$26,247
Less: valuation allowance	$(26,247)
Net deferred tax assets	$—

The Company has a net operating loss of approximately $65,618, all of which expires in 2033. The ultimate realization of the net operating loss is dependent upon future taxable income, if any, of the Company and may be limited in any one period by alternative minimum tax rules. Although management believes that the Company will have sufficient future taxable income to absorb the net loss carryovers before the expiration of the carryover period, there may be circumstances beyond the Company’s control that limit such utilization. Accordingly, management has determined that full valuation allowances of the deferred tax asset are appropriate as of December 31, 2013.

Internal Revenue Code Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% shareholders (shareholders owning more than 5% of the Company’s outstanding capital stock) has increased on a cumulative basis more than 50 percentage points within a period of two years. Management cannot control the ownership changes occurring as a result of public trading of the Company’s Common Stock. Accordingly, there is a risk of an ownership change beyond the control of the Company that could trigger a limitation of the use of the loss carryover.

The Company established a valuation allowance of $26,247 as of December 31, 2013, which fully offset the related deferred tax assets of $26,247. The deferred tax asset reflected in the tables above resulted from applying an effective combined federal and state tax rate of 40% to the net operating losses from fiscal 2013. Effective tax rates differ from statutory rates.

A reconciliation of the statutory tax rate to the Company’s effective tax rates as of December 31, 2013 is as follows:

2013
Tax benefit at federal statutory rate	(34)%
State income tax	(6)%
Other permanent differences	—%
Increase in valuation allowance	40.0%
Effective income tax rate	—%

Note 9 — Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of November 1, 2013, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share.

Quartet Merger Corp.
(A Company in the Development Stage)

Notes to Consolidated Financial Statements

Note 9 — Stockholders’ Equity  – (continued)

In connection with the organization of the Company, a total of 2,012,500 shares of the Company’s shares of Class A common stock were sold to the Initial Stockholders at a price of approximately $0.01 per share for an aggregate of $25,000.

Effective September 9, 2013, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in an aggregate of 2,415,000 shares of Class A common stock held by the Initial Stockholders. On October 3, 2013, the Company amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock and to increase the authorized shares of common stock to 15,000,000 shares.

The Initial Stockholders’ 2,415,000 shares (“Initial Shares”) have agreed not to transfer, assign or sell any of the units or underlying securities (except to certain permitted transferees) until, with respect to 50% of the Initial Shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of the Company’s common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Initial Shares, one year after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to our initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Pursuant to letter agreements executed on October 28, 2013 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Initial Shares upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

As of December 31, 2013, 12,683,125 shares of common stock were issued and outstanding.

Note 10 — Subsequent Events

Management evaluates subsequent events that have occurred after the balance sheet date through the date the financial statements were publicly available to determine if events or transactions occurring require potential adjustment to or disclosure in the financial statements and has concluded that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements except as discussed in this note.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Pangaea Logistics Solutions Ltd.

We have reviewed the accompanying consolidated balance sheet of Pangaea Logistics Solutions Ltd. and subsidiaries (the “Company”), and the related consolidated statements of income, changes in convertible redeemable preferred stock and stockholders’ equity, and cash flows, as of March 31, 2014 and for the three-month periods ended March 31, 2014 and 2013. These interim financial statements are the responsibility of the Company’s management.

We were furnished with the report of other accountants on their reviews of the consolidated interim financial statements of Nordic Bulk Holding ApS and its subsidiary, whose total assets as of March 31, 2014 constituted 5.3% of the related consolidated total, and whose revenues for the three-month periods ended March 31, 2014 and 2013 constituted 41.3%, and 31.4%, respectively, of the related consolidated totals.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews and the report of other accountants, we are not aware of any material modifications that should be made to the consolidated interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of the Company as of December 31, 2013, and the related consolidated statements of income, changes in convertible redeemable preferred stock and stockholders’ equity, and cash flows for the year then ended (not presented herein); and we expressed, based on our audit and the report of other auditors, an unqualified opinion on those consolidated financial statements in our report dated May 5, 2014. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2013, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ GRANT THORNTON LLP

Boston, MA
June 24, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Nordic Bulk Holding ApS

We have reviewed the accompanying consolidated balance sheet of Nordic Bulk Holding ApS (a Danish corporation) and its subsidiary (the “Company”), and the related consolidated statements of income, changes in shareholders’ equity, and cash flows, as of March 31, 2014 and for the three-month periods ended March 31, 2014 and 2013. These interim financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the consolidated interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers

Statsautoriseret Revisionspartnerselskab

Copenhagen, Denmark
May 20, 2014

Pangaea Logistics Solutions Ltd.
Consolidated Balance Sheets

	March 31, 2014	December 31, 2013
	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$23,365,364	$18,927,927
Restricted cash	500,000	500,000
Accounts receivable (net of allowance of $1,736,135 at March 31, 2014 and $1,662,593 at December 31, 2013)	23,716,379	44,688,470
Other receivables	668,124	133,646
Bunker inventory	20,192,366	21,072,192
Advance hire, prepaid expenses and other current assets	10,073,975	12,744,125
Vessels held for sale	19,331,787	—
Total current assets	97,847,995	98,066,360
Fixed assets, net	191,565,867	197,153,889
Investment in newbuildings in-process	31,963,953	31,900,000
Other noncurrent assets	1,372,486	3,253,022
Total assets	$322,750,301	$330,373,271
Liabilities, convertible redeemable preferred stock and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$30,291,051	$44,881,388
Related party debt	7,453,320	7,616,248
Deferred revenue	6,447,442	16,155,498
Current portion long-term debt, net	29,193,731	16,065,483
Line of credit	3,000,000	3,000,000
Dividend payable	24,859,780	23,177,503
Other current liablities	655,166	996,990
Total current liabilties	101,900,490	111,893,110
Secured long-term debt, net	79,474,108	83,302,421
Related party long-term debt, net	17,626,866	17,303,918
Commitments and contingencies (Note 12)
Convertible redeemable preferred stock, net of issuance costs ($1,000 par value, 112,500 shares authorized, 89,114 shares issued and outstanding at March 31, 2014 and December 31, 2013)	103,236,399	103,236,399
Stockholders’ equity:
Common stock ($1.00 par value, 199,829 shares authorized 87,329 shares issued and outstanding at March 31, 2014 and December 31, 2013)	87,329	87,329
Accumulated deficit	(1,122,862)	(5,933,870)
Total Pangaea Logistics Solutions Ltd. equity	(1,035,533)	(5,846,541)
Non-controlling interest	21,547,971	20,483,964
Total stockholders’ equity	20,512,438	14,637,423
Total liabilities, convertible reemable preferred stock and stockholders’ equity	$322,750,301	$330,373,271

The accompanying notes are an integral part of these financial statements

Pangaea Logistics Solutions Ltd.
Consolidated Statements of Income

	Three months ended March 31,
	2014	2013
	(unaudited)	(unaudited)
Revenues:
Voyage revenue	$91,559,529	$87,338,562
Charter revenue	22,653,349	7,795,594
	114,212,878	95,134,156
Expenses:
Voyage expense	52,542,352	50,139,778
Charter expense	39,563,315	28,443,328
Vessel operating expenses	6,919,497	4,542,583
General and administrative	2,576,285	3,090,619
Depreciation & Amortization	2,551,625	2,372,528
Total expenses	104,153,074	88,588,836
Income from operations	10,059,804	6,545,320
Other (expense) income
Interest expense	(1,515,879)	(1,055,695)
Interest expense related party debt	(42,128)	(83,110)
Imputed interest on related party long-term debt	(322,947)	(200,802)
Unrealized loss on derivative instruments	(371,558)	(222,789)
Other (expense) income	(150,000)	445,000
Total other expense, net	(2,402,512)	(1,117,396)
Net income	7,657,292	5,427,924
Income attributable to noncontrolling interests	(1,064,007)	(832,111)
Net income attributable to Pangaea Logistics Solutions Ltd.	$6,593,285	$4,595,813
Earnings per common share:
Basic	$26.06	$(1.58)
Diluted	$26.06	$(1.58)
Weighted average shares used to compute earnings per common share
Basic and diluted	87,329	87,329

The accompanying notes are an integral part of these financial statements

Pangaea Logistics Solutions Ltd.
Consolidated Statements of Changes in Convertible Redeemable Preferred Stock and
Stockholders' Equity

	Convertible Redeemable Preferred Stock		Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Pangaea Logistics Solutions Ltd. Equity (Deficit)	Non- Controlling Interest	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance at December 31, 2012	64,047.398	$69,450,675	87,329	$87,329	$197,035	$174,385	$458,749	$3,202,768	$3,661,517
Recognized beneficial conversion feature of convertible redeemable preferred stock at issuance date	—	—	—	—	45,320	(45,320)	—	—	—
Issuance of convertible redeemable preferred stock as settlement of accrued dividends	167.309	213,152	—	—	—	(45,843)	(45,843)	—	(45,843)
Issuance of convertible redeemable preferred stock as repayment of notes payable	611.020	778,439	—	—	(167,420)	—	(167,420)	—	(167,420)
Issuance of convertible redeemable preferred stock for cash, net of issuance costs of $68,740	5,499.181	6,937,216	—	—	(74,935)	(1,431,840)	(1,506,775)	—	(1,506,775)
Accrued convertible redeemable preferred stock dividends	—	—	—	—	—	(1,313,422)	(1,313,422)	—	(1,313,422)
Imputed interest on related party long-term debt	—	—	—	—	—	—	—	15,647,747	15,647,747
Restructuring of NBHC (Note 1)	—	—	—	—	—	—	—	(1,081,469)	(1,081,469)
Net income	—	—	—	—	—	4,595,813	4,595,813	832,111	5,427,924
Balance at March 31, 2013 (unaudited)	70,324.908	77,379,482	87,329	87,329	—	1,933,773	2,021,102	18,601,157	20,622,259
Balance at December 31, 2013	89,113.888	103,236,399	87,329	87,329	—	(5,933,870)	(5,846,541)	20,483,964	14,637,423
Accrued convertible redeemable preferred stock dividends	—	—	—	—		(1,782,277)	(1,782,277)	—	(1,782,277)
Net income	—	—	—	—	—	6,593,285	6,593,285	1,064,007	7,657,292
Balance at March 31, 2014 (unaudited)	89,113.888	$103,236,399	87,329	$87,329	$—	$(1,122,862)	$(1,035,533)	$21,547,971	$20,512,438

The accompanying notes are an integral part of these financial statements

Pangaea Logistics Solutions Ltd.
Consolidated Statements of Cash Flows

	Three Months ended March 31,
	2014	2013
	(unaudited)	(unaudited)
Operating activities
Net Income	$7,657,292	$5,427,924
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization expense	2,551,625	2,372,528
Amortization of deferred financing costs	284,743	186,127
Unrealized loss on derivative instruments	371,558	222,789
Provision for doubtful accounts	73,543	—
Amortization of discount on related party long-term debt	322,947	200,802
Change in operating assets and liabilities:
Accounts receivable	20,898,548	(1,105,433)
Other receivables	(534,478)	275,624
Bunker inventory	879,826	(9,009,915)
Advance hire, prepaid expenses and other current assets	2,577,048	2,295,205
Account payable and accrued expenses	(14,590,337)	10,056,271
Other current liabilities	(346,207)	(297,228)
Deferred revenue	(9,708,056)	(6,481,424)
Net cash provided by operating activities	10,438,052	4,143,270
Investing activites
Purchase of vessels	(14,382,779)	(14,255,501)
Deposits on newbuildings in-process	(63,953)	(19,570,000)
Drydocking costs	(409,000)	—
Purchase of building and equipment	(3,612)	(45,650)
Net cash used in investing activities	(14,859,344)	(33,871,151)
Financing activities
Proceeds of related party debt	—	22,213,304
Payments on related party debt	(162,928)	(531,085)
Proceeds from long-term debt	13,000,000	8,520,000
Payments of financing and issuance costs	(41,079)	(247,871)
Payments on long-term debt	(3,837,264)	(3,539,607)
Proceeds from issuance of convertible redeemable preferred stock	—	5,499,180
Common stock dividends paid	(100,000)	(100,000)
Decrease in restricted cash	—	187,500
Distributions to non-controlling interest	—	(176,667)
Net cash provided by financing activities	8,858,729	31,824,754
Net increase in cash and cash equivalents	4,437,437	2,096,873
Cash and Cash equivalents at beginning of period	18,927,927	19,695,675
Cash and Cash Equivalents at end of period	$23,365,364	$21,792,548
Disclosure of noncash items
Dividends declared, not paid	$1,782,277	$1,313,422
Issuance of convertible redeemable preferred stock as settlement of accrued dividends	$—	$213,152
Issuance of convertible redeemable preferred stock as settlement of notes payable	$—	$778,439
Beneficial conversion feature of convertible redeemable preferred stock at issuance date	$—	$1,700,417
Imputed interest on related party long-term debt	$322,947	$200,802
Cash paid for interest	$1,439,827	$1,413,481

The accompanying notes are an integral part of these financial statements

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 1 — NATURE OF ORGANIZATION

The Company was incorporated under the laws of Bermuda on June 17, 2008, by three individuals who are collectively referred to as the Founders. The Company was formed to pursue opportunities in the international dry bulk shipping trade. On April 30, 2014, the Company changed its name from Bulk Partners (Bermuda) Ltd. to Pangaea Logistics Solutions Ltd. and entered into a merger agreement with Quartet Merger Corp. as discussed in Note 2.

The consolidated financial statements include the operations of Pangaea Logistics Solutions Ltd. and its wholly-owned subsidiaries (collectively referred to as “the Company”), as well as other entities consolidated pursuant to Accounting Standards Codification (“ASC”) 810, Consolidation. A summary of the Company’s consolidation policy is provided in Note 2. A summary of the Company’s variable interest entities is provided at Note 4. At March 31, 2014 and December 31, 2013, entities that are consolidated pursuant to ASC 810-10 include the following wholly-owned subsidiaries:

•	Phoenix Bulk Carriers (BVI) Limited (“PBC”) — a corporation that was duly organized under the laws of the British Virgin Islands. The primary purpose of this corporation is to manage and operate ocean-going vessels.
•	Phoenix Bulk Management Bermuda Limited (“PBM”) — a corporation that was duly organized under the laws of Bermuda. Certain of the administrative management functions of PBC have been assigned to PBM.
•	Americas Bulk Transport (BVI) Limited — a corporation that was duly organized under the laws of the British Virgin Islands. The primary purpose of this corporation is to charter ships.
•	Bulk Ocean Shipping (Bermuda) Ltd. — a corporation that was duly organized under the laws of Bermuda. The primary purpose of this corporation is to manage the fuel procurement of the chartered vessels.
•	Phoenix Bulk Carriers (US) LLC — a corporation that duly organized under the laws of Delaware. The primary purpose of this corporation is to act as the U.S. administrative agent for the Company.
•	Allseas Logistics Bermuda Ltd. — a corporation that was duly organized under the laws of Bermuda. The primary purpose of this corporation is the Treasury Agent for the group of Companies.
•	Bulk Pangaea Limited (“Bulk Pangaea”) — a corporation that was duly organized under the laws of Bermuda. Bulk Pangaea was established in September 2009 for the purpose of acquiring the motor vessel (“m/v”) Bulk Pangaea.
•	Bulk Discovery (Bermuda) Ltd. (“Bulk Discovery”) — a corporation that was duly organized under the laws of Bermuda. Bulk Discovery was established in February 2011 for the purpose of acquiring the m/v Bulk Discovery.
•	Bulk Cajun Bermuda Ltd. (“Bulk Cajun”) — a corporation that was duly organized under the laws of Bermuda. Bulk Cajun was established in May 2011 for the purpose of acquiring the m/v Bulk Cajun. The Company sold 10% of Bulk Cajun to a third party during 2013.
•	Bulk Patriot Ltd. (“Bulk Patriot”) — a corporation that was duly organized under the laws of Bermuda. Bulk Patriot was established in September 2011 for the purpose of acquiring the m/v Bulk Patriot.
•	Bulk Juliana Ltd. (“Bulk Juliana”) — a corporation that was duly organized under the laws of Bermuda. Bulk Juliana was established in March 2012 for the purpose of acquiring the m/v Bulk Juliana.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 1 — NATURE OF ORGANIZATION  – (continued)

•	Bulk Trident Ltd. (“Bulk Trident”) — a corporation that was duly organized under the laws of Bermuda. Bulk Trident was established in August 2012 for the purpose of acquiring the m/v Bulk Trident.
•	Bulk Atlantic Ltd. (“Bulk Beothuk”) — a corporation that was duly organized under the laws of Bermuda. Bulk Atlantic was established in February 2013 for the purpose of acquiring the m/v Bulk Beothuk.
•	Bulk Providence Ltd. (“Bulk Providence”) — a corporation that was duly organized under the laws of Bermuda. Bulk Providence was established in May 2013 for the purpose of acquiring the m/v Bulk Providence.
•	Bulk Liberty Ltd. (“Bulk Liberty”) — a corporation that was duly organized under the laws of Bermuda. Bulk Liberty was established in April 2013 for the purpose of acquiring the m/v Bulk Liberty.
•	Bulk Phoenix Ltd. (“Bulk Phoenix”) — a corporation that was duly organized under the laws of Bermuda. Bulk Phoenix was established in July 2013 for the purpose of acquiring the m/v Bulk Newport.
•	Nordic Bulk Barents Ltd. (“Bulk Barents”) — a corporation that was duly organized under the laws of Bermuda. Bulk Barents was established in November 2013 for the purpose of acquiring the m/v Nordic Barents.
•	Nordic Bulk Bothnia Ltd. (“Bulk Bothnia”) — a corporation that was duly organized under the laws of Bermuda. Bulk Bothnia was established in November 2013 for the purpose of acquiring the m/v Nordic Bothnia.

At March 31, 2014 and December 31, 2013, entities that are consolidated pursuant to ASC 810-10, but which are not wholly-owned, include the following:

•	Nordic Bulk Holding ApS (“NBH”) — a corporation that was duly organized in March 2009 under the laws of Denmark. The primary purpose of this corporation is to manage and operate vessels through its wholly owned subsidiary Nordic Bulk Carriers AS (“NBC”). NBC specializes in ice trading, as well as the carriage of a wide range of commodities, including cement clinker, steel scrap, fertilizers, and grains. The Company has a 51% ownership interest in NBH at March 31, 2014 and December 31, 2013. The accompanying consolidated financial statements include the operations of NBH for the three months ended March 31, 2014 and 2013.
•	109 Long Wharf LLC (“Long Wharf”) — a limited liability company that was duly organized under the laws of Delaware for the objective and purpose of holding real estate located in Newport, Rhode Island. Long Wharf is owned by two of the Company’s Founders and is heavily dependent on the Company to fund its operations; as such, the Company has consolidated 100% of Long Wharf for the three months ended March 31, 2014 and 2013.
•	Nordic Bulk Holding Company Ltd. (“NBHC”) — a corporation that was duly organized under the laws of Bermuda. NBHC was established in October 2012, together with a third-party, for the purpose of owning Odyssey and Orion and to invest in additional vessels, through its wholly-owned subsidiaries. In January 2013, the Company entered into a share transfer restructuring agreement (“the January 2013 transaction”), through which the shareholders of Odyssey and Orion transferred their share of those entities and their zero-interest subordinated shareholder loans to the entities, to NBHC in exchange for the shares of NBHC. The Company also entered into a subscription agreement which authorized the issuance of additional shares to be subscribed by a third party. As a result, at March 31, 2014 and December 31, 2013, the Company had one-third ownership interest in

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 1 — NATURE OF ORGANIZATION  – (continued)

NBHC, the remainder of which is owned by third-parties. The operating results of NBHC are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated NBHC for the three months ended March 31, 2014 and 2013. In February 2014, Bulk Nordic Oshima Ltd. (“Bulk Oshima”) and Bulk Nordic Olympic Ltd. (“Bulk Olympic”) were organized under the laws of Bermuda for the purpose of owning new Ice Class1A panamax vessels under construction. Bulk Oshima and Bulk Olympic are wholly-owned subsidiaries of NBHC.
•	Nordic Bulk Ventures Holding Company Ltd. (“BVH”) — a corporation that was duly organized under the laws of Bermuda. BVH was established in August 2013, together with a third-party, for the purpose of owning Bulk Nordic Five Ltd. (“Five”) and Bulk Nordic Six Ltd. (“Six”). Five and Six are corporations that were duly organized under the laws of Bermuda in November 2013 for the purpose of owning new ultramax newbuildings to be delivered in 2016. At March 31, 2014 and December 31, 2013 the Company had a 50% ownership interest in BVH, the remainder of which is owned by a third-party. The operating results of BVH are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated BVH for the three months ended March 31, 2014 and 2013.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company and its subsidiaries is presented to assist in understanding the Company’s consolidated financial statements. These accounting policies conform to accounting principles generally accepted in the United States, and have been applied in the preparation of the consolidated financial statements.

Basis of Presentation

The interim consolidated financial statements of Pangaea Logistic Solutions Ltd. (the “Company”) presented herein, have been prepared without audit pursuant to the instructions to Form S-4 and Article 10 of Regulation S-X of the Securities and Exchange Commission and should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto as of and for the years ended December 31, 2013 and 2012 included in this registration statement.

The consolidated balance sheet as of March 31, 2014, the consolidated statements of income for the three-month periods ended March 31, 2014, and 2013, the consolidated statements of changes in convertible redeemable preferred stock and stockholders’ equity for the three-month periods ended March 31, 2014, and 2013 and the consolidated statements of cash flows for the three-month periods ended March 31, 2014, and 2013, are unaudited but, in the opinion of management, include all adjustments, consisting of normal, recurring adjustments, necessary for a fair presentation of the Company’s consolidated financial condition, results of operations and cash flows for these interim periods. Operating results for the three-month period ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the establishment of the allowance for doubtful accounts, the fair value of convertible redeemable preferred stock, the discount on interest free loans and the estimate of salvage value used in determining vessel depreciation expense.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Consolidation

The purpose of consolidated financial statements is to present the financial position and results of operations of a company and its subsidiaries as if the group were a single company. The first step in the Company’s consolidation policy is to determine whether an entity is to be evaluated for potential consolidation based on its outstanding voting interests or its variable interests. Accordingly, the Company first determines whether the entity is a Variable Interest Entity (“VIE”) pursuant to the provisions of ASC 810-10. If the entity is a VIE, consolidation is based on the entity’s variable interests and not its outstanding voting shares. If the entity is not determined to be a VIE, the Company evaluates the entity based on its outstanding voting interests. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of the Company’s subsidiaries and/or consolidated VIEs are reported as non-controlling interest in the accompanying consolidated balance sheets.

As previously indicated, certain of the entities within the Company’s consolidated financial statements are heavily dependent on financing and operating activities with and among affiliates and/or related parties. Accordingly, as part of the Company’s consolidation process, intercompany transactions are eliminated in the consolidated financial statements.

Business Combinations

Quartet Merger Corp. was initially formed on April 13, 2013 in order to serve as a vehicle for the acquisition of a target business. On April 30, 2014, Quartet entered into a merger agreement (the “Merger Agreement”), with Quartet Holdco Ltd. (“Holdco”), Quartet Merger Sub, Inc. (“Merger Sub”) and Pangaea Logistics Solutions, Ltd. (“Pangaea”) pursuant to which Quartet will be merged with and into Holdco, with Holdco surviving the merger, and Merger Sub will be merged with and into Pangaea with Pangaea surviving as a wholly-owned subsidiary of Holdco (the “Merger”). When the Merger is consummated, Pangaea’s business will become the business of Holdco.

The Merger will be accounted for as a reverse acquisition in accordance with U.S. GAAP. Under this method of accounting, Holdco will be treated as the “acquired” company for financial reporting purposes. This determination is primarily due to the fact that Pangaea will comprise the ongoing operations of the combined entity, Pangaea senior management will comprise the senior management of the combined company, and Pangaea common stockholders will have a majority of the voting power of the combined entity.

In accordance with guidance applicable to these circumstances, the Merger is considered to be a capital transaction in substance. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of Holdco issuing stock for Pangaea’s net assets, accompanied by a recapitalization. Holdco’s assets will be stated at fair value, with no goodwill or other intangible assets recorded. Operations prior to the Merger are those of Pangaea. The equity structure after the Merger reflects Holdco’s equity structure.

Prior to the January 2013 transaction, Odyssey and Orion were owned 50% by the Company and 50% by ST Shipping and Transport Ltd. (“STST”). These shareholders transferred their shares of Odyssey and Orion to NBHC in connection with the January 2013 transaction. On the same date, the net assets of Odyssey and Orion were transferred to NBHC. In accordance with ASC 805-50, this transaction was considered a combination between entities under common control; therefore, the net assets of Odyssey and Orion were transferred at their carrying values.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenue Recognition

Voyage revenues represent revenues earned by the Company, principally from voyage charters. A voyage charter involves the carriage of a specific amount and type of cargo on a load port-to-discharge port basis, subject to various cargo handling terms. Under a voyage charter, the revenues are earned and recognized ratably over the duration of the voyage. Estimated losses under a voyage charter are provided for in full at the time such losses become probable. Demurrage, which is included in voyage revenues, represents payments by the charterer to the vessel owner when loading and discharging time exceed the stipulated time in the voyage charter. Demurrage is measured in accordance with the provisions of the respective charter agreements and the circumstances under which demurrage revenues arise, and is also earned and recognized ratably over the duration of the voyage to which it pertains. Voyage revenue recognized is presented net of address commissions.

Charter revenues relate to a time charter arrangement under which the vessel owner is paid charter hire on a per-day basis for a specified period of time. Revenues from time charters are earned and recognized on a straight-line basis over the term of the charter, as the vessel operates under the charter.

Deferred Revenue

Billings for services for which revenue is not recognized in the current period are recorded as deferred revenue. Deferred revenue recognized in the accompanying consolidated balance sheets is expected to be realized within 12 months of the balance sheet date.

Voyage Expenses

The Company incurs expenses for voyage charters that include bunkers (fuel), port charges, canal tolls, broker commissions and cargo handling operations, which are expensed as incurred.

Charter Expenses

The Company relies on a combination of owned and chartered-in vessels to support its operations. The Company hires vessels under time charters, and recognizes the charter hire payments as expense on a straight-line basis over the term of the charter. Charter hire payments are typically made in advance, and the unrecognized portion is reflected as advance hire in the accompanying consolidated balance sheets. Under the time charters, the vessel owner is responsible for the vessel operating costs such as crews, maintenance and repairs, insurance, and stores.

Vessel Operating Expenses

Vessel operating expenses (“VOE”) represent the cost to operate the Company’s owned vessels. VOE include crew wages and related costs, the cost of insurance, expenses relating to repairs and maintenance, the cost of spares and consumables, other miscellaneous expenses, and technical management fees. These expenses are recognized as incurred. The Company entered into technical management agreements for each of its owned vessels with an equity method investee. Technical management services include day-to-day vessel operations, performing general vessel maintenance, ensuring regulatory and classification society compliance, arranging the hire of crew, and purchasing stores, supplies, and spare parts.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash equivalents, trade receivables and derivative instruments. The Company maintains its cash accounts with various high-quality financial institutions in the United States, Germany, and Bermuda. The Company performs periodic evaluations of the relative credit standing of these financial institutions. The Company does not believe that significant concentration of credit risk exists with respect to these cash equivalents.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Trade accounts receivable are recorded at the invoiced amount, and do not bear interest. Credit risk with respect to trade accounts receivable is limited due to the long-standing relationships with significant customers, and their relative financial stability. The Company performs ongoing credit evaluations of its customers’ financial condition, but does not require collateral. Derivative instruments are recorded at fair value. The Company does not believe that significant concentration of credit risk exists with respect to these derivative instruments due to the fact that the resulting assets and liabilities are not material to the financial statements. The Company does not have any off-balance sheet credit exposure related to its customers.

At March 31, 2014, two customers accounted for at least 10% of total accounts receivable, for a total of 40% of the Company’s trade accounts receivable. At December 31, 2013, three customers accounted for at least 10% of total accounts receivable for an aggregate of 49% of the Company’s trade accounts receivable.

At March 31, 2014, customers in the United States accounted for 58% of the Company’s accounts receivable. At December 31, 2013, customers in each of the following countries accounted for at least 10% of the Company’s accounts receivable; the United States (27%) and Switzerland (11%).

For the three months ended March 31, 2014, revenue from customers in each of the following countries accounted for at least 10% of total revenue; the United States (21%), Switzerland (12%), Venezuela (10%). For the three months ended March 31, 2013 customers in the United States accounted for more than 10% of total revenue (34%).

In each of the three months ended March 31, 2014 and 2013, one customer accounted for 10% of total revenue.

Cash and Cash Equivalents

Cash and cash equivalents include short-term deposits with an original maturity of less than three months. At March 31, 2014 and December 31, cash and cash equivalents by type were as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Money market accounts – cash equivalents	$19,286,129	$17,622,598
Cash(1)	4,079,235	1,305,329
Total	$23,365,364	$18,927,927

(1)	Consists of cash deposits at various major banks.

Restricted Cash

Restricted cash at March 31, 2014 and December 31, 2013 consists of cash held by a facility agent as required by the Bulk Atlantic Secured Note.

Allowance for Doubtful Accounts

The Company provides a specific reserve for significant outstanding accounts that are considered potentially uncollectible in whole or in part. In addition, the Company’s policy based on experience is to establish a reserve equal to approximately 25% of accounts receivable balances that are 30 – 180 days past due and approximately 50% of accounts receivable balances that are 180 or more days past due, and which are not otherwise reserved. The reserve estimates are adjusted as additional information becomes available, or as payments are made. At March 31, 2014 and December 31, 2013, the Company has provided an allowance for doubtful accounts of $1,736,135 and $1,662,593, respectively, for amounts that are not expected to be fully collected. The provision for doubtful accounts was $118,513 for the three months ended March 31, 2014.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

There was no provision for the three months ended March 31, 2013. In the three months ended March 31, 2014, the Company wrote off $44,970 directly to the provision, because these amounts were determined to be uncollectible.

Bunker Inventory

Inventory is primarily comprised of fuel oil purchased and stored onboard a vessel. Inventory is measured at the lower of cost under the first-in, first-out method or net realizable value.

Advanced Hire, Prepaid Expenses and Other Current Assets

Advance hire represents payment to ship owners under time-charters for days subsequent to the balance sheet date. Hire is typically paid in advance for the following fifteen days, but intervals vary by time-charter party.

Prepaid expenses include advance funding to the technical manager for vessel operating expenses, lubricating oils and stores kept on board owned vessels and voyage expenses paid in advance.

Other assets include deposits held by counterparties to various derivative instruments and the fair value of derivative instruments when it exceeds the settlement price of the instrument.

At March 31, 2014 and December 31, 2013, advance hire, prepaid expenses and other current assets were comprised of the following:

	March 31, 2014	December 31, 2013
	(unaudited)
Advance hire	$5,423,331	$8,788,882
Prepaid expenses	1,429,398	514,169
Other current assets	3,221,246	3,441,074
Total	$10,073,975	$12,744,125

Vessels and Depreciation

Vessels are stated at cost, which includes contract price and acquisition costs. Significant betterments to vessels are capitalized; maintenance and repairs that do not improve or extend the lives of the vessels are expensed as incurred. Depreciation is provided using the straight-line method over the remaining estimated useful lives of the vessels (excluding the time a vessel in is dry dock), based on cost less salvage value. Each vessel’s salvage value is equal to the product of its lightweight tonnage and an estimated scrap rate of $375 per ton, which was determined by reference to quoted rates and is reviewed annually. The Company estimates the useful life of its vessels to be 25 years to 30 years from the date of initial delivery from the shipyard. The remaining estimated useful lives of the current fleet are 3 – 24 years. The Company does not incur depreciation expense when vessels are taken out of service for dry docking.

Dry Docking Expenses and Amortization

Significant upgrades made to the vessels during dry docking are capitalized when incurred and amortized on a straight-line basis over the five year period until the next dry docking. Costs capitalized as part of the dry docking include direct costs incurred to meet regulatory requirements that add economic life to the vessel, that increase the vessel’s earnings capacity or which improve the vessel’s efficiency. Direct costs include the shipyard costs, parts, inspection fees, steel, blasting and painting. Expenditures for normal maintenance and repairs, whether incurred as part of the dry docking or not, are expensed as incurred. Unamortized dry-docking costs of vessels that are sold are written off and included in the calculation of the resulting gain or loss on sale.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Long-lived Assets Impairment Considerations

The carrying values of the Company’s vessels may not represent their fair market value or the amount that could be obtained by selling the vessel at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the cost of new vessels. Historically, both charter rates and vessel values tend to be cyclical. The carrying amounts of vessels held and used by the Company are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not be fully recoverable. In such instances, an impairment charge would be recognized if the estimate of the undiscounted future cash flows expected to result from the use of the vessel and its eventual disposition is less than the vessel’s carrying amount. This assessment is made at the asset group level which represents the lowest level for which identifiable cash flows are largely independent of other groups of assets. The asset groups established by the Company are defined by vessel size and classification. At March 31, 2014 and December 31, 2013, the Company identified a potential impairment indicator by reference to industry-wide estimated market values of all vessels in the size range and age. As a result, the Company evaluated each asset group for impairment by estimating the total undiscounted cash flows expected to result from the use of the asset group and its eventual disposal. At March 31, 2014 and December 31, 2013, the estimated undiscounted future cash flows exceeded the carrying amount of the asset groups in the consolidated balance sheets and therefore, the Company did not recognize a charge to impairment.

The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis include: the Company’s estimate of future TCE rates based on current rates under existing charters and contracts, and an index of TCE rates applicable to the size of the ship, when available. The Company applies a multiple to account for expected growth or decline in TCE rates due to market conditions for periods beyond those for which an index rate is available.

Projected net operating cash flows are net of brokerage and address commissions and exclude revenue on scheduled off-hire days. The Company uses the current vessel operating expense budget, estimated costs of drydocking and historical general and administrative expenses as the basis for its expected outflows, and applies an inflation factor it considers appropriate. The net of these inflows and outflows, plus an estimated salvage value, constitutes the projected undiscounted future cash flows.

Deferred Financing Costs, Bank Fees and Amortization

Qualifying expenses associated with commercial financing are capitalized and are amortized over the terms of the respective financing arrangement using the effective interest method, generally ranging from four to six years.

Amortization of deferred financing costs of $147,544 and $90,024 is included as a component of interest expense in the consolidated statements of income for the three months ended March 31, 2014 and 2013, respectively.

The components of net deferred financing costs, which are included in other noncurrent assets in the consolidated balance sheets, are as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Deferred financing costs	$2,434,596	$2,393,517
Less accumulated amortization	(1,198,352)	(1,050,808)
Net deferred financing costs	$1,236,244	$1,342,709

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fees paid to financial institutions to obtain financing are carried as a reduction of the outstanding debt and amortized over the term of the arrangement using the effective interest method. The unamortized portion is included as a reduction of secured long-term debt on the consolidated balance sheets.

Amortization of bank fees of $137,199 and $96,103 is included as a component of interest expense in the consolidated statements of income for the three months ended March 31, 2014 and 2013, respectively. The components of unamortized bank fees are as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Bank fees paid to financial institutions	$2,316,750	$2,316,750
Less: accumulated amortization	(1,062,790)	(925,591)
Unamortized bank fees	$1,253,960	$1,391,159

Accounts Payable and Accrued Expenses

The components of accounts payable and accrued expenses are as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Accounts payable	$22,963,148	$39,201,642
Accrued voyage expenses	5,709,245	3,839,533
Accrued interest	726,685	716,575
Other accrued liabilities	891,973	1,123,638
Total	$30,291,051	$44,881,388

Taxation

The Company is not subject to corporate income taxes on its profits in Bermuda because Bermuda does not impose an income tax.

NBC, an affiliated company consolidated pursuant to ASC 810-10, is subject to a Danish tonnage tax. NBC is not taxed on the basis of their actual income derived from their business but on an alternative income determination based on the net tons carrying capability of their fleet. As the tax is not determined based on taxable income, NBC’s tax expense of approximately $88,000 and $53,200 is included within voyage expenses in the accompanying consolidated statements of operations for the three months ended March 31, 2014 and 2013, respectively.

The Company currently is exempt from taxation on its U.S. source shipping income under Section 883 of the United States Internal Revenue Code of 1986, or the Code (the Code) or the related Treasury regulations. The Company will continue to qualify for this exemption so long as, for more than half of the days in its taxable year, it is a controlled foreign corporation, as defined in the Code, and more than 50 percent of the total value of its stock is owned by U.S. shareholders. To the extent the Company is unable to qualify for exemption from tax under Section 883, and the U.S. source shipping income is considered to be effectively connected with the conduct of a U.S. trade or business, as defined in the Code, the Company will be subject to U.S. federal income taxation of 4% of its U.S. source shipping income on a gross basis without the benefit of deductions. If certain other conditions are present, as defined in the Code, U.S. source shipping income, net of applicable deductions, may be subject to a U.S. federal corporate income tax of up to 35% and a 30% branch profits tax. The Company believes that none of its U.S. source shipping income will be effectively connected with the conduct of a U.S. trade or business. Since earnings from shipping operations of the

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Company are not subject to U.S. or foreign income taxation, the Company has not recorded income tax expense, deferred tax assets or liabilities for the three months ended March 31, 2014 and 2013.

Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The Company has determined that it has no uncertain tax positions as of March 31, 2014 and December 31, 2013. Additionally, the Company accrues interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense. Where required, the Company complies with income tax filings in its various jurisdictions of operations. With few exceptions, as of March 31, 2014 and December 31, 2013, the Company is not subject to U.S. federal or foreign examinations by tax authorities for years before 2011.

Convertible Redeemable Preferred Stock

The Company classifies its convertible redeemable preferred stock as a separate item from permanent equity because it is redeemable outside of the Company’s control (at the option of the preferred stockholders). The Company recorded such convertible redeemable preferred stock at fair value upon issuance, net of any issuance costs. The value of the convertible redeemable preferred stock was determined based on a Lattice model which includes the use of various assumptions, such as cash flow projections, the equity value of peer group companies and volatility rates. Any beneficial conversion features are recognized as convertible redeemable preferred stock discounts and accreted to additional paid-in-capital through the earliest possible redemption date.

Dividends

Dividends on common stock are recorded when declared by the Board of Directors. Dividends automatically accrued under the terms of the convertible redeemable preferred stock, may be paid in cash, by issuance of additional convertible redeemable preferred shares or as a pro-rata share of common stock dividends declared. Refer to Note 11 for a discussion regarding common stock and convertible redeemable preferred stock dividends.

Earnings per Common Share

Earnings per common share (“EPS”) is calculated using the two-class method, which is an earnings allocation formula that determines net income per common share for the holders of the Company’s common shares and participating securities. The convertible redeemable preferred stock contains participation rights in any dividend paid by the Company and are deemed to be participating securities. Adjustments to the carrying value of preferred stock that is classified as a separate item from permanent equity, inducement charges on preferred stock conversions, preferred stock extinguishment effects, and deemed dividends for beneficial conversion features affect income available to common shareholders. Net income is allocated to common and participating securities as if all of the earnings for the period had been distributed. The participating securities do not include a contractual obligation to share in losses of the Company or undistributed earnings in a loss position and are not included in the calculation of net loss per share.

Diluted EPS is computed using the more dilutive of (a) the two-class method, or (b) the if-converted method. The Company allocates net income first to convertible redeemable preferred stockholders based on dividend rights and then to common and convertible redeemable preferred stockholders based on ownership interests. The weighted-average number of common shares included in the computation of diluted net income gives effect to all potentially dilutive common equivalent shares, including the potential issuance of stock upon the conversion of the Company’s convertible redeemable preferred stock. Common equivalent shares are excluded from the computation of diluted net income per share if their effect is antidilutive.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Foreign Exchange

The Company conducts all of its business in U.S. dollars; accordingly, there are no foreign exchange transaction gains or losses reflected in the consolidated statements of income.

Derivatives and Hedging Activities

The Company accounts for derivatives in accordance with the provisions of ASC 815, Derivatives and Hedging. The Company uses interest rate swaps to reduce market risks associated with its operations, principally changes in variable interest rates on its bank debt. Additionally, the Company uses forward freight agreements to protect against changes in charter rates and bunker (fuel) swaps to protect against changes in fuel prices. Derivative instruments are recorded as assets or liabilities, and are measured at fair value. The Company is exposed to credit loss in the event of nonperformance by the counterparty to the interest rate swaps, forward freight agreements and bunker hedges; however, the Company does not anticipate nonperformance by the counterparty. See Note 7 for a description of the types of derivative instruments the Company utilizes.

Segment Reporting

Operating segments are components of a business that are evaluated regularly by the chief operating decision maker (CODM) for the purpose of assessing performance and allocating resources. Based on the information that the CODM uses, including consideration of whether discrete financial information is available for the business activities, the Company has identified multiple operating segments which have been aggregated based on considerations such as the nature of its services, customers and operations. The Company has determined that it operates under one reportable segment.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and short-term debt approximate fair value due to the short-term maturities of these instruments. The carrying amount of a portion of the Company’s long-term debt approximates fair value due to the variable interest rates associated with the related credit facilities.

At March 31, 2014 and December 31, 2013, the Company has ten fixed rate debt facilities. The aggregate carrying amounts and fair values of the long-term debt associated with the fixed rate borrowing arrangements are as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Carrying amount of long-term debt	$80,536,302	$83,046,146
Fair value of long-term debt	83,482,828	85,855,343

Fair values of these debt obligations were estimated based on quoted market prices for the same or similar issues of debt with the same remaining maturities, which is considered Level 2 in the fair value hierarchy established by ASC 820.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 3 — EARNINGS PER SHARE

The Company has one participating security (the convertible redeemable preferred stock) and has no other potentially dilutive securities. For the three month periods ended March 31, 2014 and 2013, diluted EPS reflects the two-class method, as it is more dilutive than the if-converted method. The computations of basic earnings per common share and diluted earnings per common share for 2014 and 2013 are as follows:

	For the three months ended March 31,
	2014	2013
	(unaudited)	(unaudited)
Numerator:
Net Income attributable to Pangaea Logistics Solutions Ltd.	$6,593,285	$4,595,813
Less: dividends declared on convertible redeemable preferred stock	(1,782,277)	(1,313,422)
Less: beneficial conversion	—	(1,700,417	)(i)
Less: settlement of accrued dividends	—	(45,843)
Less: settlement of notes	—	(167,420)
Less: fair value adjustment	—	(1,506,775)
Less: allocation of earnings to preferred shareholders	(2,535,149)	—
Total earnings allocated to common stock	$2,275,859	$(138,064)
Denominator:
Weighted-average number of shares of common stock outstanding	87,329	87,329
Basic EPS – common stock	$26.06	$(1.58)
Diluted EPS – common stock	$26.06	$(1.58)

(i)	The fair value of the beneficial conversion adjustment to net income for purposes of calculating EPS is $1,700,417, however retained earnings was reduced by $45,320, with the remaining amount recorded as a reduction in APIC.

NOTE 4 — VARIABLE INTEREST ENTITIES

The Company has evaluated all of the wholly and partially-owned entities as well as entities with common ownership or other relationships, pursuant to ASC 810. A summary of the Company’s consolidation policy is provided at Note 2. The Company has concluded that Bulk Pangaea, Bulk Discovery, Bulk Cajun, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident, Bulk Phoenix, Bulk Barents, Bulk Bothnia, NBH, Long Wharf, NBHC and NBVH should be consolidated as VIEs at March 31, 2014 and December 31, 2013.

Bulk Pangaea, Bulk Discovery, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident, Bulk Phoenix, Bulk Barents and Bulk Bothnia are wholly-owned subsidiaries that were established for the purpose of acquiring bulk carriers. The Bulk Cajun is a majority owned subsidiary established for the purpose of acquiring bulk carriers. The Company has concluded that Bulk Pangaea, Bulk Discovery, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident and Bulk Phoenix are VIEs due to the existence of guarantees and cross-collateralization on their outstanding debt, which is indicative of an inability to finance the entities’ activities without additional subordinated financial support.

The Company concluded that Bulk Barents and Bulk Bothnia are VIE’s due to existence of the guarantees and cross collateralization of the two vessels owned by these entities. Accordingly, the Company

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 4 — VARIABLE INTEREST ENTITIES  – (continued)

has consolidated these wholly-owned subsidiaries for the three months ended March 31, 2014 and for the year ended December 31, 2013. The consolidation of all of these entities increased total assets by approximately $90,730,000 and $78,840,000 and increased total liabilities by approximately $78,020,000 and $67,460,000 at March 31, 2014 and December 31, 2013. Total shareholders’ equity increased by approximately $12,140,000 and $10,840,000. The Company sold 10% of Bulk Cajun to a third party during 2013. The non-controlling interest in Bulk Cajun was $570,000 and $540,000 at March 31, 2014 and December 31, 2013 (of which $360,000 was reclassified from other noncurrent liabilities).

In April 2009, the Company acquired a 51% interest in NBH. The Company determined that NBH is a VIE due to the fact that NBH’s total equity investment at risk is not sufficient to permit it to finance its activities without additional subordinated financial support. Furthermore, the Company determined that it is NBH’s primary beneficiary, as it has a controlling financial interest in NBH, and has the power to direct the activities of the entity. Accordingly, the Company has consolidated NBH for the three months ended March 31, 2014 and for the year ended December 31, 2013 and 2012. The consolidation of NBH increased total assets by approximately $15,180,000 and $16,825,000, and increased total liabilities by approximately $10,870,000 and $14,280,000 at March 31, 2014 and December 31, 2013, respectively. Total shareholders’ equity increased by approximately $2,260,000 and $1,357,000 at March 31, 2014 and December 31, 2013, respectively. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of NBH are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBH amounts to approximately $2,050,000 and $1,189,000 as of March 31, 2014 and December 31, 2013, respectively. During 2013, the Company lent NBC $3,500,000 in order to provide working capital. The total loan, which was eliminated in consolidation, was outstanding at December 31, 2013. NBC repaid $1,500,000 of the loan in the first quarter of 2014.

In September 2009, certain owners of the Company established a new realty company, Long Wharf, for the purpose of buying a new office building. The Company determined that Long Wharf is a VIE as Long Wharf’s total equity investment at risk is not sufficient to permit it to finance its activities without additional subordinated financial support.

The Company determined that the entities/individuals that have a variable interest in Long Wharf are also related parties, and that none of those entities individually meet the criteria to be the primary beneficiary, as none have the obligation to absorb the entity’s losses; therefore, since the Company represents the party within the related party group that is most closely associated with the VIE, the Company concluded it was the primary beneficiary. Accordingly, the Company has consolidated Long Wharf for the three months ended March 31, 2014 and for the year ended December 31, 2013. The consolidation of Long Wharf increased total assets by approximately $989,000 and $984,000 and increased total liabilities by approximately $1,191,000 and $1,195,000 at March 31, 2014 and December 31, 2013, respectively. Total shareholders’ equity decreased by approximately $202,000 and $211,000 at March 31, 2014 and December 31, 2013, respectively. There is no non-controlling ownership interest related to Long Wharf.

NBHC was established in March 2012, for the purpose of acquiring the m/v Nordic Odyssey, the m/v Nordic Orion and to invest in additional vessels, all through wholly-owned subsidiaries. In January 2013, the Company entered into a Share Transfer Restructuring Agreement through which the shareholders of Odyssey and Orion transferred their shares of those entities and their zero-interest subordinated shareholder loans to these entities, to NBHC in exchange for the shares of NBHC.

Each of the ship owning companies owned by NBHC entered into a Head Charterparty Agreement to charter the owned vessel to ST Shipping and Transport Ltd. (“STST”), which in turn, entered into a

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 4 — VARIABLE INTEREST ENTITIES  – (continued)

Sub-Charterparty Agreement with NBC under a five year, fixed price, time charter arrangement. The Company determined that NBHC is a VIE, as the total equity investment at risk is not sufficient to support operations. Furthermore, the Company determined that it is the primary beneficiary of NBHC, as it has the power to direct its activities. Accordingly, the Company has consolidated NBHC for the three months ended March 31, 2014 and for the year ended December 31, 2013. The consolidation of NBHC increased total assets by approximately $71,440,000 and $72,000,000 and increased total liabilities by approximately $51,980,000 and $52,810,000 at March 31, 2014 and December 31, 2013. Total shareholders’ equity increased by approximately $520,000 and $430,000 at March 31, 2014 and December 31, 2013. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of NBHC are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBHC amounts to approximately $18,940,000 and $18,760,000 at March 31, 2014 and December 31, 2013.

BVH was established in August 2013, together with a third-party, for the purpose of owning Bulk Nordic Five Ltd. (“Five”) and Bulk Nordic Six Ltd. (“Six”). Five and Six were established for the purpose of owning new ultramax newbuildings to be delivered in 2016. The operating results of BVH are 100% dependent on transactions with related parties and affiliates. The Company determined that BVH is a VIE and is the primary beneficiary of BVH, as it has the power to direct its activities. Accordingly, the Company has consolidated BVH and its wholly-owned subsidiaries for the three months ended March 31, 2014 and for the year ended December 31, 2013. The consolidation of BVH increased total assets by approximately $2,962,000 and $2,989,000 and increased total liabilities by approximately $2,995,000 and $3,008,000 at March 31, 2014 and December 31, 2013. Total shareholders’ equity decreased by approximately $19,000 and $12,000 at March 31, 2014 and December 31, 2013, respectively. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of BVH are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to BVH amounts to approximately $(14,000) and $(7,000) at March 31, 2014 and December 31, 2013, respectively.

NOTE 5 — FIXED ASSETS

Fixed assets consist of the following:

	March 31, 2014	December 31, 2013
	(unaudited)
Vessels and vessel upgrades	$207,649,008	$211,458,792
Capitalized dry docking	5,125,844	4,716,844
	212,774,852	216,175,636
Accumulated depreciation and amortization	(23,743,258)	(21,579,365)
Vessels, vessel upgrades and capitalized dry docking, net	189,031,594	194,596,271
Land and building	2,541,085	2,541,085
Internal use software	268,313	268,313
Computers and equipment	289,566	306,953
	3,098,964	3,116,351
Accumulated depreciation	(564,691)	(558,733)
Other fixed assets, net	2,534,273	2,557,618
Total fixed assets, net	$191,565,867	$197,153,889

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 5 — FIXED ASSETS  – (continued)

The Company’s fleet consists of the following as of March 31, 2014:

Vessel	Date Acquired	December 31, 2013	Additions	March 31, 2014	Accumulated Depreciation	Carrying Amount
m/v BULK PANGAEA	December 21, 2009	$27,581,075	$—	$27,581,075	$(7,003,781)	$20,577,294
m/v BULK DISCOVERY	March 2, 2011	18,093,801	—	18,093,801	(4,954,046)	13,139,755
m/v BULK CAJUN	June 24, 2011	8,331,798	—	8,331,798	(1,936,183)	6,395,615
m/v BULK PATRIOT	October 6, 2011	15,350,000	—	15,350,000	(1,963,354)	13,386,646
m/v BULK JULIANA	April 25, 2012	15,668,366	—	15,668,366	(1,256,848)	14,411,518
m/v NORDIC ODYSSEY	June 17, 2012	32,276,538	86,021	32,362,559	(2,327,458)	30,035,102
m/v NORDIC ORION	June 17, 2012	32,348,913	346,157	32,695,070	(2,188,047)	30,507,023
m/v BULK TRIDENT	September 4, 2012	17,043,274	579,602	17,622,876	(922,554)	16,700,321
m/v BULK BEOTHUK	February 19, 2013	14,243,327	—	14,243,327	(661,479)	13,581,848
m/v BULK NEWPORT	September 3, 2013	15,545,981	—	15,545,981	(362,678)	15,183,303
m/v NORDIC BOTHNIA	January 23, 2014	—	7,640,000	7,640,000	(122,766)	7,517,234
m/v NORDIC BARENTS	March 7, 2014	—	7,640,000	7,640,000	(44,064)	7,595,936
		196,483,073	16,291,780	212,774,852	(23,743,258)	189,031,594
m/v BULK PROVIDENCE(1)	May 22, 2013	10,300,000	—	10,300,000	(185,623)	10,114,377
m/v BULK LIBERTY(1)	August 6, 2013	9,392,563	—	9,392,563	(175,153)	9,217,410
		$216,175,636	$16,291,780	$232,467,415	$(24,104,034)	$208,363,381

See Notes 8 — Related Party Transactions and Note 10 — Long-term Debt

(1)	Vessels held for sale are classified as current assets on the consoliated balance sheets

During the three months ended March 31, 2014, the Company purchased two vessels for $7,640,000 each, through wholly-owned subsidiaries. The m/v Nordic Bothnia was delivered to the Company on January 23, 2014 and the m/v Nordic Barents was delivered on March 7, 2014.

During the three months ended March 31, 2013, the Company purchased the m/v Bulk Beothuk for $14,200,000, through a wholly-owned subsidiary. In addition, NBHC paid deposits of approximately $19,570,000 toward the construction of three new 1A ice class panamax vessels to be delivered in 2014 through 2016. These deposits are included as deposits on newbuildings in-process on the consolidated balance sheets.

During the three months ended March 31, 2014, the Company identified two vessels as candidates for sale. The proceeds of the sales are intended to be used to finance the newbuilding program and/or to acquire additional tonnage. The Company sold the m/v Bulk Providence on May 27, 2014. The selling price of the vessel was approximately $13,100,000 after brokerage costs and the Company expects to record a gain of approximately $2,600,000 in connection with the sale. A memorandum of agreement for the m/v Bulk Liberty was signed on May 9, 2014. The selling price of the vessel is approximately $12,400,000 after brokerage costs.

NOTE 6 — MARGIN ACCOUNTS

The Company was party to forward freight agreements and fuel swap contracts in order to mitigate the risk associated with volatile freight rates and fuel prices. See Note 7 for a complete discussion of these and other derivatives. Under the terms of the forward freight agreements and fuel swap contracts, the Company was required to put approximately $1,062,000 on deposit as a margin account at March 31, 2014 and December 31, 2013, due to the decline in the market values of the items being hedged. The deposit on freight forward agreements was approximately $962,000 and the deposit on fuel swap contracts was $100,000. This margin account is required to remain on deposit as collateral until such time as the market values of the items being hedged return to a preset limit. The margin accounts are included in advance hire, prepaid expenses, and other current assets in the consolidated balance sheets at March 31, 2014 and December 31, 2013.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 7 — DERIVATIVES AND FAIR VALUE MEASUREMENT

Interest Rate Swaps

From time to time, the Company enters into interest rate swap agreements to mitigate the risk of interest rate fluctuations on its variable rate debt. At March 31, 2014 and December 31, 2013, the Company was party to one interest rate swap, which was entered into in February 2011, as required by the 109 Long Wharf Construction Loan agreement. Under the terms of the swap agreement, the interest rate on this note is fixed at 6.63%.

The Company did not elect to designate the swap as a hedge at inception, pursuant to ASC 815, Derivatives and Hedging. Accordingly, changes in the fair value are recorded in current earnings in the accompanying consolidated statements of income.

Derivative instruments are as follows:

	March 31, 2014	December 31, 2013
	(unaudited)
Interest rate swap agreement on:
Long Wharf Construction to Term Loan:
Notional amount	$1,032,000	$1,032,000
Effective dates	2/1/11 – 1/24/21	2/1/11 – 1/24/21
Fair value at year-end	(94,882)	(94,882)

The fair value of the interest rate swap agreements at March 31, 2014 and December 31, 2013 is a liability of approximately $94,882, which is included in other current liabilities on the consolidated balance sheets based on the instrument’s maturity date. The aggregate change in the fair value of the interest rate swap agreements for the three months ended March 31, 2014 and 2013 was zero and a gain of approximately $86,500, respectively, which are reflected in the unrealized loss on derivative instruments in the accompanying consolidated statements of income.

Forward Freight Agreements

The Company assesses risk associated with fluctuating future freight rates and, when appropriate, actively hedges identified economic risk with appropriate derivative instruments, specifically forward freight agreements (FFAs). Such economic hedges do not always qualify for hedge accounting under ASC 815 and as such, the usage of such derivatives can lead to fluctuations in the Company’s reported results from operations on a period-to-period basis. During the three months ended March 31, 2014 and the year ended December 31, 2013, the Company entered into various FFAs that did not qualify for hedge accounting. The aggregate fair values of the FFAs at March 31, 2014 and December 31, 2013 were an asset of approximately $577,100 and $944,200, respectively, which is included in advance hire, prepaid expenses and other current assets. The change in the aggregate fair value of the FFAs during the three months ended March 31, 2014 and 2013 resulted in losses of approximately $367,100 and $552,900, respectively, which are included in unrealized loss on derivative instruments in the accompanying consolidated statements of income.

Fuel Swap Contracts

The Company continuously monitors the market volatility associated with bunker prices and seeks to reduce the risk of such volatility through a bunker hedging program. During the three months ended March 31, 2014 and the year ended December 31, 2013, the Company entered into various fuel swap contracts that were not designated for hedge accounting. The aggregate fair value of these fuel swaps at March 31, 2014 and December 31, 2013 are liabilities of $214,700 and $209,500, respectively, which are included in other current liabilities on the consolidated balance sheets. The change in the aggregate fair value of the fuel swaps during the three months ended March 31, 2014 and 2013 was a loss of $5,200 and a gain of

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 7 — DERIVATIVES AND FAIR VALUE MEASUREMENT  – (continued)

approximately $330,100, respectively, which are included in unrealized loss on derivative instruments in the accompanying consolidated statements of income.

Fair Value Hierarchy

The three levels of the fair value hierarchy established by ASC 820, in order of priority, are as follows:

Level 1 —	quoted prices in active markets for identical assets or liabilities
Level 2 —	observable inputs other than quoted prices in active markets for identical assets and liabilities
Level 3 —	unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

	Balance at March 31, 2014	Level 1	Level 2	Level 3
	(unaudited)
Margin accounts	$1,062,439	$1,062,439	$—	$—
Interest rate swaps	(94,882)	—	(94,882)	—
Forward freight agreements	577,051	—	577,051	—
Fuel swap contracts	(214,669)	—	(214,669)	—

	Balance at December 31, 2013	Level 1	Level 2	Level 3
Margin accounts	$1,062,439	$1,062,439	$—	$—
Interest rate swaps	(94,882)	—	(94,882)	—
Forward freight agreements	944,225	—	944,225	—
Fuel swap contracts	(209,506)	—	(209,506)	—

The estimated fair values of the Company’s interest rate swap instruments, forward freight agreements and fuel swap contracts are based on market prices obtained from an independent third-party valuation specialist. Such quotes represent the estimated amounts the Company would receive to terminate the contracts.

NOTE 8 — RELATED PARTY TRANSACTIONS

Amounts and notes payable to related parties consist of the following:

	December 31, 2013	Activity	March 31, 2014
			(unaudited)
Included in accounts payable and accrued expenses on the consolidated balance sheets:
To Founders	$203,050	$—	$203,050
	$203,050	$—	$203,050
Included in current related party debt on the consolidated balance sheets:
Loan payable – 2011 Founders Note	4,325,000	—	4,325,000
Interest payable in-kind – 2011 Founders Note	296,248	(162,928)(i)	133,320
Loan payable – BVH shareholder (STST)	2,995,000	—	2,995,000
Total current related party debt	$7,616,248	$(162,928)	$7,453,320

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 8 — RELATED PARTY TRANSACTIONS  – (continued)

	December 31, 2013	Activity	March 31, 2014
			(unaudited)
Included in related party long-term debt on the consolidated balance sheets:
Loan payable to NBHC shareholder (STST)	$17,030,000	$—	$17,030,000
Loan payable to NBHC shareholder (ASO2020)	17,029,972	—	17,029,972
Less unamortized discount	(16,756,054)	322,948(ii)	(16,433,106)
Total related party long-term debt	$17,303,918	$322,948	$17,626,866

(i)	Paid in cash.
(ii)	Non-interest bearing loans payable by NBHC to shareholders STST and ASO2020. Discount on loan payable is being amortized over the term of the loans, which are due January 2023.

In connection with the acquisition of m/v Bulk Orion and m/v Bulk Odyssey in 2012, STST provided two $8,050,000 subordinated notes (one designated for each vessel) which were payable on demand and do not bear interest. During the year ended December 31, 2012, aggregate repayments of $3,600,000 were made against these notes. The Company restructured its existing related party loans payable to STST at December 31, 2012 to modify the repayment date to January 9, 2023, which was accounted for as a modification under ASC 470-50. In January 2013, the Company entered into a Share Transfer Restructuring Agreement through which the shareholders of Odyssey and Orion transferred their shares of those entities and their zero interest subordinated shareholder loans to these entities, to NBHC in exchange for the shares of NBHC.

Also during 2013, NBHC entered into contracts to purchase four 1A ice-class newbuildings and paid deposits of $26,100,000. ST Shipping provided an additional $4,530,000, thereby increasing its loan to $17,030,000. The newest shareholder, ASO2020, also provided $17,030,000 in loans and acquired one-third of the common stock of NBHC for approximately $13,000. These loans are payable on January 9, 2023 and do not bear interest. Accordingly, the loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17,873,285 is being amortized over the term of the loan using the interest method. The amortization of the discount was $322,948 and $200,802 for the three months ended March 31, 2014 and 2013, respectively. The excess of cash received over the present value of the loans was recorded as additional paid-in capital.

On October 1, 2011, the Company entered into a $10,000,000 loan agreement with the Founders, which was payable on demand at the request of the lenders (the 2011 Founders Note). The note bears interest at a rate of 5%. On January 1, 2012 the Company issued 5,675 shares of convertible redeemable preferred stock to the Founders, representing a partial repayment of the note (see Note 11), the balance of which was $4,325,000 at March 31, 2014 and December 31, 2013.

On April 16, 2012, the Founders loaned the Company $11,057,500 (the 2012 Founders Note) under the same terms as the 2011 Founders Note in order for the Company to invest in Bulk Orion and Bulk Odyssey. During the year ended December 31, 2012 the Company repaid $8,057,500 of principal on this note. A portion of the loan was repaid in the three months ended March 31, 2013 and the balance was repaid over the nine months ended December 31, 2013, all through issuance of convertible redeemable preferred stock (see Note 11).

Under the terms of a technical management agreement between the Company and Seamar Management S.A. (Seamar), an equity method investee, Seamar is responsible for the day-to-day operations for all of the

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 8 — RELATED PARTY TRANSACTIONS  – (continued)

Company’s owned vessels. During the three month periods ended March 31, 2014 and 2013, the Company incurred technical management fees of approximately $585,500 and $380,000, respectively under this arrangement. These fees are included in vessel operating expenses in the consolidated statements of income.

NOTE 9 — LINE OF CREDIT

During the year ended December 2012, the Company entered into a revolving line of credit with a maximum capacity of $3,000,000. Borrowings under of the line of credit are due upon expiration of the line of credit. The expiration date was extended to November 19, 2014 from its original expiration date of November 19, 2013. The line of credit contains certain covenants including a liquidity covenant that may result in the acceleration of the payment of the borrowings. Borrowings under the line are secured by personal guarantees of the Founders, as well as collateralized against a personal account of one of the Founders held at the lending bank. Interest is payable at Prime + 1% (4.25% at March 31, 2014 and December 31, 2013). As of March 31, 2014 the Company was in compliance with all required covenants.

NOTE 10 — SECURED LONG-TERM DEBT

Long-term debt consists of the following:

	March 31, 2014	December 31, 2013
	(unaudited)
Total debt	$109,921,799	$100,759,063
Less: current portion(1)	29,193,731	16,065,483
	80,728,068	84,693,580
Unamortized bank fees	(1,253,960)	(1,391,159)
Secured long-term debt, net	$79,474,108	$83,302,421

(1)	Includes the outstanding balance of the Bulk Providence and Bulk Liberty Secured Notes, net of unamortized bank fees, as these vessels are classified as held for sale.

Each of the facilities described below is secured by the vessel indicated and cross-collateralized as noted. As such, there is no priority in liquidation of any individual facility.

In April 2013, the Company executed a Senior Secured Post-Delivery Term Loan Facility that amended the Bulk Pangaea, Bulk Patriot, Bulk Trident, and Bulk Juliana Secured Notes. Amendments included the extension of the Bulk Pangaea secured note maturity date, and conversion of all loans from floating variable rate to a fixed interest rate.

	March 31, 2014	December 31, 2013
	(unaudited)
Bulk Pangaea Secured Note(1)	$4,162,500	$4,509,375
Bulk Discovery Secured Note(2)	4,848,000	5,204,000
Bulk Patriot Secured Note(1)	6,600,000	7,212,500
Bulk Cajun Secured Note(2)	1,706,250	1,990,625
Bulk Trident Secured Note(1)	8,606,250	8,925,000
Bulk Juliana Secured Note(1)	6,084,375	6,422,395
Bulk Nordic Odyssey and Bulk Nordic Orion Loan Agreement	33,000,000	34,000,000
Bulk Atlantic Secured Note(2)	8,160,000	8,250,000
Bulk Providence Secured Note(1)	7,640,000	7,760,000

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

	March 31, 2014	December 31, 2013
	(unaudited)
Bulk Liberty Secured Note(2)	5,535,395	5,685,000
Bulk Phoenix Secured Note(1)	9,566,666	9,783,334
Term Loan Facility of USD 13,100,000 (Nordic Bulk Barents Ltd. and Nordic Bulk Bothnia Ltd.)	13,000,000	—
Long Wharf Construction to Term Loan	1,012,363	1,016,834
Total	109,921,799	100,759,063
Less: current portion(3)	(29,193,731)	(16,065,483)
Less: unamortized bank fees	(1,253,960)	(1,391,159)
Secured long-term debt	$79,474,108	$83,302,421

(1)	The Bulk Pangaea Secured Note, the Bulk Patriot Secured Note, the Bulk Juliana Secured Note, the Bulk Trident Secured Note, the Bulk Providence Secured Note and the Bulk Phoenix Secured Note are cross-collateralized by the vessels Bulk Pangaea, Bulk Patriot, Bulk Juliana, Bulk Trident, Bulk Providence and Bulk Newport and are guaranteed by the Company.
(2)	The Bulk Cajun Secured Note, the Bulk Discovery Secured Note, the Bulk Atlantic Secured Note and the Bulk Liberty Secured Note are cross-collateralized by the vessels Bulk Discovery, Bulk Cajun, Bulk Beothuk and Bulk Liberty and are guaranteed by the Company.
(3)	Includes the outstanding balance of the Bulk Providence Secured Note and the Bulk Liberty Secured Note as these vessels were held for sale as of March 31, 2014.

The Senior Secured Post-Delivery Term Loan Facility

On April 15, 2013, the Company, through our wholly owned subsidiaries, Bulk Pangaea, Bulk Patriot, Bulk Juliana and Bulk Trident, entered into a $30.3 million Senior Secured Post-Delivery Term Loan Facility (the “Post-Delivery Facility”) to refinance the Bulk Pangaea Secured Term Loan Facility dated December 15, 2009, the Bulk Patriot Secured Term Loan Facility dated September 29, 2011, the Bulk Juliana Secured Term Loan Facility dated April 18, 2012, and the Bulk Trident Secured Term Loan Facility dated August 28, 2012, the proceeds of which were used to finance the acquisitions of the m/v Bulk Pangaea, the m/v Bulk Patriot, the m/v Bulk Juliana and the m/v Bulk Trident, respectively. The Post-Delivery Facility was subsequently amended on May 16, 2013 by the First Amendatory Agreement, to increase the facility by $8.0 million to finance the acquisition of the m/v Bulk Providence and again on August 28, 2013, by the Second Amendatory Facility, to increase the facility by $10.0 million to finance the acquisition of the m/v Bulk Newport.

The Post-Delivery Facility contains financial covenants that require the Company to maintain, a minimum consolidated debt service coverage ratio, as defined, and requires the Company to maintain a consolidated minimum liquidity, as defined. In addition, the facility contains other Company and vessel related covenants that, among other things, restrict changes in management and ownership of the vessel, declaration of dividends, further indebtedness and mortgaging of a vessel without the bank’s prior consent. It also requires minimum collateral maintenance, which is tested at the discretion of the lender. As of March 31, 2014 and December 31, 2013, the Company was in compliance with all required covenants.

The Post-Delivery Facility is divided into six tranches, as follows:

Bulk Pangaea Secured Note

Initial amount of $12,250,000, entered into in December 2009, for the acquisition of m/v Bulk Pangaea. The interest rate was fixed at 3.96% in April 2013, in conjunction with the post-delivery amendment discussed above. The amendment also modified the repayment schedule to 15 equal quarterly payments of $346,875 ending in January 2017.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

Bulk Patriot Secured Note

Initial amount of $12,000,000, entered into in September 2011, for the acquisition of the m/v Bulk Patriot. Loan requires repayment in 24 equal quarterly installments of $500,000 beginning in January 2012. The interest rate was fixed at 4.01% in April 2013 in conjunction with the post-delivery amendment discussed above.

Bulk Trident Secured Note

Initial amount of $10,200,000, entered into in April 2012, for the acquisition of the m/v Bulk Trident. Loan requires repayment in 24 equal quarterly installments of $318,750 beginning in December 2012 with a balloon payment of $2,550,000 together with the last quarterly installment. Interest was fixed at 4.29% in April 2013 in conjunction with the post-delivery amendment discussed above.

Bulk Juliana Secured Note

Initial amount of $8,112,500, entered into in April 2012, for the acquisition of the m/v Bulk Juliana. Loan requires repayment in 24 equal quarterly installments of $338,021 beginning in October 2012. Interest was fixed at 4.38% in April 2013 in conjunction with the post-delivery amendment discussed above.

Bulk Phoenix Secured Note

Initial amount of $10,000,000, entered into in May 2013, for the acquisition of m/v Bulk Newport. Loan requires repayment in 7 equal quarterly installments of $216,667 and 16 equal quarterly installments of $416,667 with a balloon payment of $1,816,659 due in July 2019. Interest is fixed at 5.09%.

Bulk Providence Secured Note

Initial amount of $8,000,000, entered into in May 2013, for the acquisition of m/v Bulk Providence. Loan requires repayment in 8 equal quarterly installments of $120,000, 16 equal quarterly installments of $190,000 and a balloon payment of $4,000,000 due in July 2019. Interest is fixed at 4.38%. The Company has committed to a plan to sell the m/v Bulk Providence and accordingly, the outstanding balance of this tranche has been classified as current.

Other secured debt:

Bulk Cajun Secured Note

Initial amount of $4,550,000, entered into in October 2011, for the acquisition of the m/v Bulk Cajun. Loan requires repayment in 16 equal quarterly installments of $284,375 beginning in January 2012 with a balloon payment of $2,000,000 together the last quarterly installment. Interest is fixed at 6.51%.

Bulk Discovery Secured Note

Initial amount of $9,120,000, entered into in February 2011, for the acquisition of the m/v Bulk Discovery. Loan requires repayment in 20 equal quarterly installments of $356,000 beginning in June 2011 with a balloon payment of $2,000,000 together with the last quarterly installment. Interest is fixed at a rate of 8.16%.

Bulk Atlantic Secured Note

Initial amount of $8,520,000, entered into on February 18, 2013, for the acquisition of m/v Bulk Beothuk. Loan requires repayment in 8 equal quarterly installments of $90,000 beginning in May 2013, 12 equal quarterly installments of $295,000 and a balloon payment of $4,260,000 due in February 2018. Interest is fixed at 6.46%.

Bulk Liberty Secured Note

Initial amount of $5,685,000, entered into on July 2013, for the acquisition of m/v Bulk Liberty. Loan requires repayment in 19 equal quarterly installments of $149,605 beginning in January 2014 and a balloon

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

payment of $2,842,505 due in February 2018. Interest is fixed at 7.06%. The Company has committed to a plan to sell the m/v Bulk Liberty and accordingly, the outstanding balance of this note has been classified as current.

The other secured notes, as outlined above, also contain collateral maintenance ratio clauses. If the Company encountered a change in financial condition which, in the opinion of the lender, is likely to affect the Company’s ability to perform its obligations under the loan facility, the Company’s credit agreement could be cancelled at the lender’s sole discretion. The lender could then elect to declare the indebtedness, together with accrued interest and other fees, to be immediately due and payable, and proceed against any collateral securing such indebtedness. As of March 31, 2014 and 2013, the Company was in compliance with all required covenants.

Bulk Nordic Odyssey and Bulk Nordic Orion Loan Agreement

Initial amount of $40,000,000, entered into on August 6, 2012, for the acquisition of the m/v Nordic Odyssey and the m/v Nordic Orion. The agreement requires repayment in 20 quarterly installments of $1,000,000 beginning in October 2012, with an additional $1,000,000 installment payable on the 5th, 9th and 17th installment dates and a balloon payment of $17,000,000 due with the final installment. Interest is floating at LIBOR plus 3.25% (3.56% at December 31, 2013 and 2012). The loan is secured by first preferred mortgages on the m/v Nordic Orion and the m/v Nordic Odyssey, the assignment of the earnings, insurances and requisite compensation of the two entities, and by guarantees of their shareholders. Additionally, the Agreement contains one financial covenant that requires the Company to maintain minimum liquidity in addition to a collateral maintenance ratio clause which requires the aggregate fair market value of the vessel plus the net realizable value of any additional collateral previously provided to remain above defined ratios. As of March 31, 2014 and 2013, the Company was in compliance with all required covenants.

Term Loan Facility of USD 13,100,000 (Nordic Bulk Barents Ltd. and Nordic Bulk Bothnia Ltd.)

Bulk Barents and Bulk Bothnia entered into a secured Term Loan Facility of $13,000,000 in two tranches of $6,500,000 which were drawn in conjunction with the delivery of the m/v Bulk Bothnia on January 23, 2014 and the m/v Bulk Barents on March 7, 2014.

The facility bears interest at LIBOR plus 2.5% (2.73% at March 31, 2014. The loan requires repayment in 22 equal quarterly installments of $163,045 (per borrower) beginning in June 2014, one installment of $163,010 (per borrower) and a balloon payment of $2,750,000 (per borrower) due in December 2019. In addition, any cash in excess of $750,000 per borrower on any repayment date shall be applied toward prepayment of the relevant loan in inverse order, so the balloon payment is prepaid first. The agreement also contains a profit split in respect of the proceeds from the sale of either vessel.). The loan is secured by mortgages on the m/v Nordic Bulk Barents and m/v Nordic Bulk Bothnia.

Long Wharf Construction to Term Loan

Initial amount of $1,048,000 entered into in January 2011. The loan is payable in monthly based on a 25 year amortization schedule with a final balloon payment of all unpaid principal and accrued interest due January 2021. Interest is floating at LIBOR plus 2.85%. The Company entered into an interest rate swap which matures January 2021 and fixes the interest rate at 6.63%. The loan is collateralized by all real estate located at 109 Long Wharf, Newport, RI, as well as personal guarantees from the Founders and a corporate guarantee of the Company. The loan contains one financial covenant that requires the Company to maintain a minimum debt service coverage ratio.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

The future minimum annual payments (excluding unamortized bank fees) under the debt agreements are as follows:

Years ending March 31,
2015	$29,467,117
2016	18,712,994
2017	14,887,056
2018	30,061,145
2019	7,177,912
Thereafter	9,615,575
$109,921,799

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST

Common stock

The Company has 199,829 shares of common stock ($1.00 par value) authorized, of which 87,329 shares were issued to the Founders at inception, for aggregate proceeds of $600,000 (or $6.87 per share). The balance of authorized common shares (112,500 shares) has been reserved for issuance upon conversion of preferred shares to common.

Dividends on common stock are recorded when declared by the Board of Directors.

Convertible redeemable preferred stock

The Company has authorized 112,500 shares of convertible redeemable preferred stock ($1,000 par value) of which 89,114 shares were outstanding at March 31, 2014 and December 31, 2013.

The characteristics of the convertible redeemable preferred stock include:

Ranking:  The convertible redeemable preferred stock ranks senior to the common stock with respect to payment of dividends and amounts upon liquidation, dissolution, or winding up.

Dividends:  Annual dividends declared are paid on a preferential basis to the holders of the convertible redeemable preferred stock. The amount of the dividend is equal to the higher of (i) 8% of the outstanding preferred shares, or (ii) the total dividends declared by the Company multiplied by the ratio of convertible redeemable preferred stock to the total weighted common and convertible redeemable preferred stock outstanding (“the formula”). The preferred dividends are cumulative, such that all accrued and unpaid preferred dividends must be paid before any dividends can be paid to the common shareholders. Additionally, the convertible redeemable preferred stock is participating in dividends with the common shareholders.

Liquidation Preference:  Upon any liquidation, dissolution, or winding up of the Company, the holders of the convertible redeemable preferred stock are entitled to receive, prior and in preference to any distribution or payment made to holders of common stock, an amount equal to the greater of (i) an aggregate preference amount of all of the shares held by such holder, and (ii) the amount that such holder would be entitled to receive in connection with an applicable liquidation event had such holder converted all shares then held by such holder into common stock immediately prior to such event.

Upon a Change in Control:  The holders of the convertible redeemable preferred stock are entitled to receive a cash payment from the Company based on what they would have received had they converted their convertible redeemable preferred stock to common stock.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Voting Rights:  The holders of the convertible redeemable preferred stock are entitled to vote on all matters submitted to the shareholders on a basis consistent with that of the common stock shareholders. During any period in which the investors own less than 20% of the common shares outstanding, the Company is restricted from taking certain actions without the prior written consent of the investors. Furthermore, during any period in which the investors own 20% or more of the common shares outstanding, the Company is also restricted from taking certain actions without the prior written consent of the investors.

Conversion:  The convertible redeemable preferred stock automatically converts to common stock upon a qualified public offering. After the initial restructuring, or at the request of the convertible redeemable preferred stockholders upon certain events as defined, the convertible redeemable preferred stock will convert to common stock based on a predetermined calculation. The calculation grants one share of common stock for each share of convertible redeemable preferred stock at a conversion price of $1,000 per share, and provides for additional common stock for any accrued preferred dividends granted by the Company. During 2012 the Company amended the convertible redeemable preferred stockholder agreement to revise the conversion price to $916.07 per share.

Redemption:  If a qualified public offering does not occur by December 31, 2014 and based on the level of investment made by the investors at such time, the investors can require the Founders to repurchase all (or a portion, depending on the circumstances) of the outstanding preferred shares. Proceeds used to affect such redemption may come from various sources including, but not limited to, the liquidation of the Company. Additional circumstances under which the convertible redeemable preferred stock would be redeemed include a change of control, receipt of Key Man Life insurance proceeds or an Event of Noncompliance, as defined.

Convertible redeemable preferred stock transactions during the three months ended March 31, 2014 and 2013 were as follows:

In January 2013, the Company issued 167.309 shares of convertible redeemable preferred stock as payment of certain accrued preferred stock dividends declared in 2012. The excess of the carrying amount of the accrued dividends over the fair value of the convertible redeemable preferred stock of approximately $45,843 was recorded as a decrease in retained earnings.

In January 2013, the Company issued 611.02 shares of convertible redeemable preferred stock as partial repayment of the $11 million shareholder loan made in 2012. The excess of carrying value of the loan payable over the fair value of the convertible redeemable preferred stock of approximately $167,420 was recorded as a decrease in additional paid-in capital.

In January 2013, the Company issued 5,499.181 shares of convertible redeemable preferred stock for gross proceeds of $5,499,181, less issuance costs of $68,740. The excess of the fair value of the convertible redeemable preferred stock over the issuance price was $1,506,775. Of this amount, $1,431,859 is recorded as a reduction in retained earnings and $74,935 is recorded as a decrease in additional paid-in capital.

The beneficial conversion feature of the convertible redeemable preferred stock resulted in an aggregate reduction in retained earnings totaling $45,320 for the three months ended March 31, 2013.

Dividends

Prior to the January 2013 Transaction, Odyssey and Orion declared dividends totaling $2,162,938 in order to distribute all retained earnings, of which $1,081,469 (50%) eliminates in consolidation. The remaining amount payable to noncontrolling interest of $904,803 is included as dividend payable in the consolidated balance sheets at December 31, 2013.

Dividends on convertible redeemable preferred shares of $1,782,277 and $1,313,422 have been accrued as of March 31, 2014 and 2013, respectively.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Dividends payable consist of the following:

	2008 common stock dividend	2012 common stock special dividend	2013 common stock dividend	2013 Odyssey and Orion dividend	2014 convertible redeemable preferred stock dividend	Total
Balance at December 31, 2013	$2,674,125	$6,898,575	$12,700,000	$904,803	$—	$23,177,503
Gross amount of dividend accrued	—	—	—	—	1,782,277	1,782,277
Paid in cash	(100,000)	—	—	—	—	(100,000)
Balance at March 31, 2014 (unaudited)	$2,574,125	$6,898,575	$12,700,000	$904,803	$1,782,277	$24,859,780

Non-controlling interest

Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of the Company’s subsidiaries and/or consolidated VIEs are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBH amounts to approximately $2,050,000 and $1,189,000 as of March 31, 2014 and December 31, 2013, respectively. The non-controlling ownership interest attributable to NBHC and its wholly-owned shipowning subsidiaries amounts to approximately $18,940,000 and $18,760,000 at March 31, 2014 and December 31, 2013, respectively. The non-controlling interest attributable to Bulk Cajun was approximately $570,000 and $540,000 at March 31, 2014 and December 31, 2013, respectively and the non-controlling interest attributable to BVH was approximately $(14,000) and $(7,000) at March 31, 2014 and December 31, 2013, respectively.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

In January 2013, the Company signed a shipbuilding contract for the construction of four Ice Class 1A panamax vessels at $32,600,000 each, at which time deposits of $6,520,000 were placed for each of the first two vessels, which are expected to be delivered in the fourth quarter of 2014 and the first quarter of 2015. In February 2013 the Company placed a deposit of $6,520,000 on the third vessel, which is expected to be delivered in the first quarter of 2015. In June 2013, the Company placed a deposit of $6,520,000 on the fourth vessel, which is expected to be delivered in the first quarter of 2016. The second installments of 10% of the purchase price become due and payable upon keel-laying of the vessel. The third installments of 10% are due and payable upon launching of the vessels and the balance is due upon delivery of the vessels. The Company expects to finance these payments with commercial financing.

In December 2013, the Company entered into shipbuilding contracts for the construction of two ultramax vessels for $28,950,000 each, at which time deposits of $2,895,000 were placed by two wholly-owned subsidiaries of the newly formed Nordic Bulk Ventures Holding Company Ltd. (“BVH”). The second installments of 5% are due and payable on December 2, 2014. The third installments of 5% are due and payable upon keel laying of the vessels. The fourth installments of 10% are due and payable upon launching of the vessels and the balance is due upon delivery of the vessels. The Company expects to finance these payments with commercial financing.

The Company is subject to certain asserted claims arising in the ordinary course of business. The Company intends to vigorously assert its rights and defend itself in any litigation that may arise from such claims. While the ultimate outcome of these matters could affect the results of operations of any one year, and while there can be no assurance with respect thereto, management believes that after final disposition, any financial impact to the Company would not be material to its consolidated financial position, results of operations, or cash flows.

Pangaea Logistics Solutions Ltd.

Notes to Unaudited Consolidated Financial Statements
Three Months Ended March 31, 2014 and 2013

NOTE 13 — SUBSEQUENT EVENTS

The Company evaluated subsequent events or transactions through June 24, 2014, which is the date these financial statements were available to be issued.

During the three months ended March 31, 2014, the Company identified two vessels as candidates for sale. The proceeds of the sales are intended to be used to finance the newbuilding program and/or to acquire additional tonnage. The Company sold the m/v Bulk Providence on May 27, 2014. The selling price of the vessel was approximately $13,100,000 after brokerage costs and the Company expects to record a gain of approximately $2,600,000 in connection with the sale. A memorandum of agreement for the m/v Bulk Liberty was signed on May 9, 2014. The selling price of the vessel is approximately $12,400,000 after brokerage costs.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Pangaea Logistics Solutions Ltd.

We have audited the accompanying consolidated balance sheets of Pangaea Logistics Solutions Ltd. (formerly known as Bulk Partners (Bermuda) Ltd.) and subsidiaries (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in convertible redeemable preferred stock and stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Nordic Bulk Holding ApS and its subsidiary, a majority-owned subsidiary, which statements reflect total assets constituting $21,515,471 and $16,908,948, respectively, of consolidated total assets as of December 31, 2013 and 2012, and total revenues of $129,715,144, $141,508,024 and $90,705,962, respectively, of consolidated total revenues for the years ended December 31, 2013, 2012 and 2011, respectively. Those statements were audited by other auditors, whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Nordic Bulk Holding ApS and its subsidiary, is based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pangaea Logistics Solutions Ltd. and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP
Boston, Massachusetts
May 5, 2014

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Nordic Bulk Holding ApS

We have audited the accompanying consolidated balance sheets of Nordic Bulk Holding ApS (a Danish corporation) and its subsidiary (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nordic Bulk Holding ApS and its subsidiary as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers

Statsautoriseret Revisionspartnerselskab

Copenhagen, Denmark
April 18, 2014

Pangaea Logistics Solutions Ltd.

Consolidated Balance Sheets

	December 31, 2013	December 31, 2012
Assets
Current Assets
Cash and cash equivalents	$18,927,927	$19,695,675
Restricted cash	500,000	687,500
Accounts receivable (net of allowance of $1,662,593 and $1,351,590 at December 31, 2013 and 2012, respectively)	44,688,470	29,610,068
Other receivables	133,646	418,870
Bunker inventory	21,072,192	13,856,452
Advance hire, prepaid expenses and other current assets	12,744,125	9,774,424
Total current assets	98,066,360	74,042,989

Fixed assets, net	197,153,889	156,188,373
Deposits on newbuildings in-process	31,900,000	—
Other noncurrent assets	3,253,022	905,744
Total assets	$330,373,271	$231,137,106
Liabilities, convertible redeemable preferred stock and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$44,881,388	$27,953,763
Related party debt	7,616,248	20,395,323
Deferred revenue	16,155,498	13,422,447
Current portion of secured long-term debt	16,065,483	13,390,382
Line of credit	3,000,000	3,000,000
Dividends payable	23,177,503	9,840,005
Other current liabilities	996,990	1,355,859
Total current liabilities	111,893,110	89,357,779
Secured long-term debt, net	83,302,421	68,485,753
Related party long-term debt, net	17,303,918	—
Other non-current liabilities	—	181,382
Commitments and contingencies (Note 12)
Convertible redeemable preferred stock, net of issuance costs ($1,000 par value, 112,500 shares authorized, 89,114 and 64,047 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively)	103,236,399	69,450,675
Stockholders' equity:
Common stock ($1.00 par value, 199,829 shares authorized 87,329 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	87,329	87,329
Additional paid-in capital	—	197,035
Accumulated deficit	(5,933,870)	174,385
Total Pangaea Logistics Solutions Ltd. (deficit) equity	(5,846,541)	458,749
Non-controlling interests	20,483,964	3,202,768
Total stockholders’ equity	14,637,423	3,661,517
Total liabilities, convertible reemable preferred stock and stockholders’ equity	$330,373,271	$231,137,106

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Consolidated Statements of Income

	Years ended December 31,
	2013	2012	2011

Revenues:
Voyage revenue	$336,160,290	$342,085,254	$359,500,029
Charter revenue	56,310,682	44,972,326	50,144,320
	392,470,972	387,057,580	409,644,349
Expenses:
Voyage expense	196,035,698	200,867,181	188,202,792
Charter expense	130,879,639	133,524,256	193,388,292
Vessel operating expenses	22,958,049	14,814,402	8,030,384
General and administrative	11,599,121	11,027,875	7,244,367
Depreciation and amortization	9,614,859	7,179,943	5,197,413
Loss on sale of vessels	—	—	1,096,487
Total expenses	371,087,366	367,413,657	403,159,735
Income from operations	21,383,606	19,643,923	6,484,614
Other income (expense)
Interest expense	(5,487,246)	(3,280,755)	(2,557,067)
Interest expense related party debt	(411,784)	(1,255,776)	(125,000)
Imputed interest on related party long-term debt	(1,117,231)	—	—
Unrealized gain (loss) on derivative instruments	1,101,239	362,176	(554,422)
Other income	35,713	511,210	600,855
Income (loss) from unconsolidated entity	10,224	(67,912)	—
Total other expense, net	(5,869,085)	(3,731,057)	(2,635,634)
Net income	15,514,521	15,912,866	3,848,980
Income attributable to non-controlling interests	(62,152)	(2,058,987)	(82,564)
Net income attributable to Pangaea Logistics Solutions Ltd.	$15,452,369	$13,853,879	$3,766,416
Earnings per common share (Note 3):
Basic	$(100.64)	$(30.77)	$18.68
Diluted	$(100.64)	$(30.77)	$18.68
Weighted average shares used to compute earnings per common share (Note 3)
Basic and diluted	87,329	87,329	87,329

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Consolidated Statements of Changes in Convertible Redeemable Preferred Stock and Stockholders’ Equity

	Convertible Redeemable Preferred Stock		Common Stock		Additional Paid-in Capital	(Accumulated Deficit) Retained Earnings	Total Pangaea Logistics Solutions Ltd. Equity (Deficit)	Non- Controlling Interests	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance at December 31, 2010	18,050	$17,554,427	87,329	87,329	512,671	5,629,068	6,229,068	6,974,591	13,203,659
Issuance of convertible redeemable preferred stock for cash, net of issuance costs of $76,875	6,150.000	5,909,325	—	—	—	163,800	163,800	—	163,800
Issuance of convertible redeemable preferred stock assettlement of accrued dividends	1,430.113	1,430,113	—	—	—	—		—	—
Convertible redeemable preferred stock dividends declared	—	—	—	—	—	(1,852,885)	(1,852,885)	—	(1,852,885)
Distributions to/from non-controlling interests	—	—	—	—	—	—		(5,583,460)	(5,583,460)
Net income	—	—	—	—	—	3,766,416	3,766,416	82,564	3,848,980
Balance at December 31, 2011	25,630.513	$24,893,865	87,329	$87,329	$512,671	$7,706,399	$8,306,399	$1,473,695	$9,780,094
Issuance of convertible redeemable preferred stock as settlement of dividend on common stock	6,000.000	6,000,000	—	—	—	(6,000,000)	(6,000,000)	—	(6,000,000)
Recognized beneficial conversion feature of convertible redeemable preferred stock at issuance date	—	—	—	—	4,584,272	(4,584,272)	—	—	—
Modification of conversion price of convertible redeemable preferred stock	—	—	—	—	1,372,149	(1,372,149)	—	—	—
Issuance of convertible redeemable preferred stock for cash, net of issuance costs of $256,450	20,564.000	25,518,875	—	—	—	(5,211,325)	(5,211,325)	—	(5,211,325)
Issuance of convertible redeemable preferred stock as settlement of accrued dividends	6,177.885	7,362,935	—	—	—	(1,185,050)	(1,185,050)	—	(1,185,050)
Issuance of convertible redeemable preferred stock as repayment of notes payable	5,675.000	5,675,000	—	—	—	—	—	—	—
Dividend on common stock and participating preferred dividend declared	—	—	—		(6,272,057)	(2,827,943)	(9,100,000)		(9,100,000)
Accrued convertible redeemable preferred stock dividends	—	—	—	—	—	(167,305)	(167,305)	—	(167,305)
Acquisition of non-controlling interest	—	—	—	—	—	—	—	20,000	20,000
Deconsolidation of non-controlling interest	—	—	—	—	—	(37,849)	(37,849)	(349,914)	(387,763)
Net income	—	—	—	—	—	13,853,879	13,853,879	2,058,987	15,912,866

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Consolidated Statements of Changes in Convertible Redeemable Preferred Stock and Stockholders’ Equity

	Convertible Redeemable Preferred Stock		Common Stock		Additional Paid-in Capital	(Accumulated Deficit) Retained Earnings	Total Pangaea Logistics Solutions Ltd. Equity (Deficit)	Non- Controlling Interests	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance at December 31, 2012	64,047.398	$69,450,675	87,329	$87,329	$197,035	$174,385	$458,749	$3,202,768	$3,661,517
Recognized beneficial conversion feature of convertible redeemable preferred stock at issuance date	—	—	—	—	4,927,423	(4,927,423)	—	—	—
Issuance of convertible redeemable preferred stock as settlement of accrued dividends	167.309	213,152	—	—	—	(45,843)	(45,843)	—	(45,843)
Issuance of convertible redeemable preferred stock as repayment of notes payable	3,000.000	4,429,217	—	—	(167,420)	(1,261,797)	(1,429,217)	—	(1,429,217)
Issuance of convertible redeemable preferred stock for cash, net of issuance costs of $273,740	21,899.181	29,143,355	—	—	(412,308)	(7,105,607)	(7,517,915)	—	(7,517,915)
Dividend on common stock and participating preferred dividend declared	—	—	—	—	(4,544,730)	(8,155,270)	(12,700,000)	—	(12,700,000)
Imputed interest on related party long term debt						—	—	17,873,285	17,873,285
Restructuring of NBHC (Note 1)	—	—	—	—	—	(64,684)	(64,684)	(654,241)	(718,925)
Net income						15,452,369	15,452,369	62,152	15,514,521
Balance at December 31, 2013	89,113.888	$103,236,399	87,329	$87,329	$—	$(5,933,870)	$(5,846,541)	$20,483,964	$14,637,423

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Consolidated Statements of Cash Flows

	Year Ended Dccember 31,
	2013	2012	2011
Operating activities
Net Income	$15,514,521	$15,912,866	3,848,980
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization expense	9,614,859	7,179,943	5,197,413
Amortization of deferred financing costs and bank fees	949,929	592,225	299,274
Unrealized gain (loss) on derivative instruments	(1,101,239)	(362,176)	554,422
(Income) loss on equity method investee	(10,224)	67,912	—
Provision for doubtful accounts	652,318	851,591	—
Amortization of discount on related party long-term debt	1,117,231	—	—
Loss on sale of vessels	—	—	1,096,487
Change in operating assets and liabilities:
Accounts receivable	(15,730,720)	(9,936,096)	(5,264,760)
Other receivables	285,224	(143,172)	57,623
Bunker inventory	(7,215,740)	3,937,289	(8,165,672)
Advance hire, prepaid expenses and other current assets	(2,233,596)	(3,170,792)	6,302,588
Other non-current assets	(410,312)	—	(344,543)
Account payable and accrued expenses	16,927,622	(4,461,165)	4,384,653
Other current liabilities	24,533	427,653	277,256
Deferred revenue	2,733,051	4,980,645	4,056,535
Net cash provided by operating activities	21,117,457	15,876,723	12,300,256
Investing activities
Purchase of vessels	(49,736,191)	(96,768,542)	(38,522,445)
Deposits on newbuildings in-process	(31,900,000)	—	—
Drydocking costs	(731,285)	(3,985,559)	—
Purchase of building and equipment	(112,899)	(601,268)	(1,448,693)
Deposits on vessel purchase	(1,500,000)	—	—
Proceeds from sale of vessels	—	—	11,797,593
Acquisition of interest in equity method investee	—	(50,000)	—
Net cash used in investing activities	(83,980,375)	(101,405,369)	(28,173,545)
Financing activities
Proceeds of related party debt	29,554,972	26,502,823	15,125,000
Payments on related party debt	(5,274,075)	(10,557,500)	(14,000,000)
Proceeds from long-term debt	32,205,000	58,312,500	26,718,000
Proceeds from line of credit	—	3,000,000	—
Payments of financing and issuance costs	(1,799,314)	(1,865,893)	(959,059)
Payments on long-term debt	(14,401,426)	(7,722,636)	(8,672,124)
Proceeds from issuance of convertible redeemable preferred stock	21,899,180	20,564,000	6,150,000
Common stock dividends paid	(100,000)	(1,000,000)	—
Decrease (increase) in restricted cash	187,500	(396,947)	750,000
Distributions to non-controlling interest	(176,667)	(349,914)	(5,583,460)
Net cash provided by financing activities	62,095,170	86,486,433	19,528,357

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Consolidated Statements of Cash Flows – Continued

	Year Ended Dccember 31,
	2013	2012	2011
Net (decrease) increase in cash and cash equivalents	(767,748)	957,787	3,655,068
Cash and Cash equivalents at beginning of period	19,695,675	18,737,888	15,082,820
Cash and Cash Equivalents at end of period	$18,927,927	$19,695,675	18,737,888
Disclosure of noncash items
Dividends declared, not paid	$12,700,000	$9,267,305	$1,852,885
Issuance of convertible redeemable preferred stock as settlement of accrued dividends	$213,152	$7,362,935	$1,430,113
Issuance of convertible redeemable preferred stock in settlement of notes payable	$4,429,217	$5,675,000	$—
Issuance of convertible redeemable preferred stock in settlement of common stock dividend	$—	$6,000,000	$—
Beneficial conversion feature of convertible redeemable preferred stock at issuance date	$8,959,421	$4,584,272	$—
Imputed interest on related party long-term debt	$17,873,285	$—	$—
Transfer of ownership to noncontrolling interest	$360,000	$—	$—
Cash paid for interest	$4,059,340	$3,097,021	$2,155,361

The accompanying notes are an integral part of these financial statements.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 1 — NATURE OF ORGANIZATION

The Company was incorporated under the laws of Bermuda on June 17, 2008, by three individuals who are collectively referred to as the Founders. The Company was formed to pursue opportunities in the international dry bulk shipping trade. On April 30, 2014, the Company changed its name from Bulk Partners (Bermuda) Ltd. to Pangaea Logistics Solutions Ltd.

The consolidated financial statements include the operations of Pangaea Logistics Solutions Ltd. and its wholly-owned subsidiaries (collectively referred to as “the Company”), as well as other entities consolidated pursuant to Accounting Standards Codification (“ASC”) 810, Consolidation. A summary of the Company’s consolidation policy is provided in Note 2. A summary of the Company’s variable interest entities is provided at Note 4. At December 31, 2013 and 2012, entities that are consolidated pursuant to ASC 810-10 include the following wholly-owned subsidiaries:

•	Phoenix Bulk Carriers (BVI) Limited (“PBC”) — a corporation that was duly organized under the laws of the British Virgin Islands. The primary purpose of this corporation is to manage and operate ocean-going vessels.
•	Phoenix Bulk Management Bermuda Limited (“PBM”) — a corporation that was duly organized under the laws of Bermuda. Certain of the administrative management functions of PBC have been assigned to PBM.
•	Americas Bulk Transport (BVI) Limited — a corporation that was duly organized under the laws of the British Virgin Islands. The primary purpose of this corporation is to charter ships.
•	Bulk Ocean Shipping (Bermuda) Ltd. — a corporation that was duly organized under the laws of Bermuda. The primary purpose of this corporation is to manage the fuel procurement of the chartered vessels.
•	Phoenix Bulk Carriers (US) LLC — a corporation that duly organized under the laws of Delaware. The primary purpose of this corporation is to act as the U.S. administrative agent for the Company.
•	Allseas Logistics Bermuda Ltd. — a corporation that was duly organized under the laws of Bermuda. The primary purpose of this corporation is the Treasury Agent for the group of Companies.
•	Bulk Pangaea Limited (“Bulk Pangaea”) — a corporation that was duly organized under the laws of Bermuda. Bulk Pangaea was established in September 2009 for the purpose of acquiring the motor vessel (“m/v”) Bulk Pangaea.
•	Bulk Discovery (Bermuda) Ltd. (“Bulk Discovery”) — a corporation that was duly organized under the laws of Bermuda. Bulk Discovery was established in February 2011 for the purpose of acquiring the m/v Bulk Discovery.
•	Bulk Cajun Bermuda Ltd. (“Bulk Cajun”) — a corporation that was duly organized under the laws of Bermuda. Bulk Cajun was established in May 2011 for the purpose of acquiring the m/v Bulk Cajun. The Company sold 10% of Bulk Cajun to a third party during 2013.
•	Bulk Patriot Ltd. (“Bulk Patriot”) — a corporation that was duly organized under the laws of Bermuda. Bulk Patriot was established in September 2011 for the purpose of acquiring the m/v Bulk Patriot.
•	Bulk Juliana Ltd. (“Bulk Juliana”) — a corporation that was duly organized under the laws of Bermuda. Bulk Juliana was established in March 2012 for the purpose of acquiring the m/v Bulk Juliana.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 1 — NATURE OF ORGANIZATION  – (continued)

•	Bulk Trident Ltd. (“Bulk Trident”) — a corporation that was duly organized under the laws of Bermuda. Bulk Trident was established in August 2012 for the purpose of acquiring the m/v Bulk Trident.
•	Bulk Atlantic Ltd. (“Bulk Beothuk”) — a corporation that was duly organized under the laws of Bermuda. Bulk Atlantic was established in February 2013 for the purpose of acquiring the m/v Bulk Beothuk.
•	Bulk Providence Ltd. (“Bulk Providence”) — a corporation that was duly organized under the laws of Bermuda. Bulk Providence was established in May 2013 for the purpose of acquiring the m/v Bulk Providence.
•	Bulk Liberty Ltd. (“Bulk Liberty”) — a corporation that was duly organized under the laws of Bermuda. Bulk Liberty was established in April 2013 for the purpose of acquiring the m/v Bulk Liberty.
•	Bulk Phoenix Ltd. (“Bulk Phoenix”) — a corporation that was duly organized under the laws of Bermuda. Bulk Phoenix was established in July 2013 for the purpose of acquiring the m/v Bulk Newport.
•	Nordic Bulk Barents Ltd. (“Bulk Barents”) — a corporation that was duly organized under the laws of Bermuda. Bulk Barents was established in November 2013 for the purpose of acquiring the m/v Nordic Bulk Barents.
•	Nordic Bulk Bothnia Ltd. (“Bulk Bothnia”) — a corporation that was duly organized under the laws of Bermuda. Bulk Bothnia was established in November 2013 for the purpose of acquiring the m/v Nordic Bulk Bothnia.

At December 31, 2013 and 2012, entities that are consolidated pursuant to ASC 810-10, but which are not wholly-owned, include the following:

•	Nordic Bulk Holding ApS (“NBH”) — a corporation that was duly organized in March 2009 under the laws of Denmark. The primary purpose of this corporation is to manage and operate vessels through its wholly owned subsidiary Nordic Bulk Carriers AS (“NBC”). NBC specializes in ice trading, as well as the carriage of a wide range of commodities, including cement clinker, steel scrap, fertilizers, and grains. The Company has a 51% ownership interest in NBH at December 31, 2013 and 2012. The accompanying consolidated financial statements include the operations of NBH for the years ended December 31, 2013 and 2012.
•	109 Long Wharf LLC (“Long Wharf”) — a limited liability company that was duly organized under the laws of Delaware for the objective and purpose of holding real estate located in Newport, Rhode Island. Long Wharf is owned by the Pangaea securityholders and is heavily dependent on the Company to fund its operations; as such, the Company has consolidated 100% of Long Wharf for the years ended December 31, 2013 and 2012.
•	Bulk Nordic Odyssey Ltd. (“Odyssey”) and Bulk Nordic Orion Ltd. (“Orion”) — corporations that were duly organized under the laws of Bermuda. Odyssey and Orion were established in March 2012, for the purpose of acquiring the m/v Bulk Nordic Odyssey and the m/v Bulk Nordic Orion. At December 31, 2012 the Company had a 50% ownership interest in each, Odyssey and Orion, the remainder of which is owned by a third-party. The operating results of Odyssey and Orion are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated these entities for the year ended December 31, 2012. In January 2013, the Company entered into a share transfer restructuring agreement and the Odyssey and Orion were transferred to Nordic Bulk Holding Company Ltd.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 1 — NATURE OF ORGANIZATION  – (continued)

•	Nordic Bulk Holding Company Ltd. (“NBHC”) — a corporation that was duly organized under the laws of Bermuda. NBHC was established in October 2012, together with a third-party, for the purpose of owning Odyssey and Orion and to invest in additional vessels, through its wholly-owned subsidiaries. In January 2013, the Company entered into a share transfer restructuring agreement (“the January 2013 transaction”), through which the shareholders of Odyssey and Orion transferred their share of those entities and their zero-interest subordinated shareholder loans to the entities, to NBHC in exchange for the shares of NBHC. The Company also entered into a subscription agreement which authorized the issuance of additional shares to be subscribed by a third party. As a result, at December 31, 2013 the Company had one-third ownership interest in NBHC, the remainder of which is owned by third-parties. The operating results of NBHC are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated NBHC for the year ended December 31, 2013.
•	Nordic Bulk Ventures Holding Company Ltd. (“BVH”) — a corporation that was duly organized under the laws of Bermuda. BVH was established in August 2013, together with a third-party, for the purpose of owning Bulk Nordic Five Ltd. (“Five”) and Bulk Nordic Six Ltd. (“Six”). Five and Six are corporations that were duly organized under the laws of Bermuda in November 2013 for the purpose of owning new ultramax newbuildings to be delivered in 2016. At December 31, 2013 the Company had a 50% ownership interest in BVH, the remainder of which is owned by a third-party. The operating results of BVH are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated BVH for the year ended December 31, 2013.
•	SeaRoll Navigation S.A. (SeaRoll) — was established in April 2010 for the purpose of acquiring the m/v Bulk Trader. The Company had a 65% ownership interest in SeaRoll. During the year ended December 31, 2011, SeaRoll sold the m/v Bulk Trader for a $1,064,000 loss. SeaRoll was liquidated during the year ended December 31, 2012. The Company’s financial results for 2012 include a gain of $511,000 following the liquidation of this entity as the Company received more than the carrying value of the investment. The gain is recorded within other income in the accompanying consolidated statements of income.
•	OceanRoll Navigation S.A. (OceanRoll) — a corporation that was established in February 2010 for the purpose of acquiring the m/v Bulk Island. The accompanying consolidated financial statements include the operations of OceanRoll for the year ended December 31, 2011 during which time the Company had a 50% interest in OceanRoll. During the year ended December 31, 2011, OceanRoll sold the m/v Bulk Island. OceanRoll was liquidated during the year ended December 31, 2012.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company and its subsidiaries is presented to assist in understanding the Company’s consolidated financial statements. These accounting policies conform to accounting principles generally accepted in the United States, and have been applied in the preparation of the consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the establishment of the allowance for doubtful accounts, the fair value of convertible redeemable preferred stock, the discount on interest free loans and the estimate of salvage value used in determining vessel depreciation expense.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Consolidation

The purpose of consolidated financial statements is to present the financial position and results of operations of a company and its subsidiaries as if the group were a single company. The first step in the Company’s consolidation policy is to determine whether an entity is to be evaluated for potential consolidation based on its outstanding voting interests or its variable interests. Accordingly, the Company first determines whether the entity is a Variable Interest Entity (“VIE”) pursuant to the provisions of ASC 810-10. If the entity is a VIE, consolidation is based on the entity’s variable interests and not its outstanding voting shares. If the entity is not determined to be a VIE, the Company evaluates the entity based on its outstanding voting interests.

Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of the Company’s subsidiaries and/or consolidated VIEs are reported as non-controlling interest in the accompanying consolidated balance sheets. As previously indicated, certain of the entities within the Company’s consolidated financial statements are heavily dependent on financing and operating activities with and among affiliates and/or related parties. Accordingly, as part of the Company’s consolidation process, intercompany transactions are eliminated in the consolidated financial statements.

Business Combination

Prior to the January 2013 transaction, Odyssey and Orion were owned 50% by the Company and 50% by ST Shipping and Transport Ltd. (“STST”). These shareholders transferred their shares in Odyssey and Orion to NBHC in connection with the January 2013 transaction. On the same date, the net assets of Odyssey and Orion were transferred to NBHC. In accordance with ASC 805-50, this transaction was considered a combination between entities under common control; therefore, the net assets of Odyssey and Orion were transferred at their carrying values.

Revenue Recognition

Voyage revenues represent revenues earned by the Company, principally from voyage charters. A voyage charter involves the carriage of a specific amount and type of cargo on a load port-to-discharge port basis, subject to various cargo handling terms. Under a voyage charter, the revenues are earned and recognized ratably over the duration of the voyage. Estimated losses under a voyage charter are provided for in full at the time such losses become probable. Demurrage, which is included in voyage revenues, represents payments by the charterer to the vessel owner when loading and discharging time exceed the stipulated time in the voyage charter. Demurrage is measured in accordance with the provisions of the respective charter agreements and the circumstances under which demurrage revenues arise, and is also earned and recognized ratably over the duration of the voyage to which it pertains. Voyage revenue recognized is presented net of address commissions.

Charter revenues relate to a time charter arrangement under which the vessel owner is paid charter hire on a per-day basis for a specified period of time. Revenues from time charters are earned and recognized on a straight-line basis over the term of the charter, as the vessel operates under the charter.

Deferred Revenue

Billings for services for which revenue is not recognized in the current period are recorded as deferred revenue. Deferred revenue recognized in the accompanying consolidated balance sheets is expected to be realized within 12 months of the balance sheet date.

Voyage Expenses

The Company incurs expenses for voyage charters that include bunkers (fuel), port charges, canal tolls, broker commissions and cargo handling operations, which are expensed as incurred.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Charter Expenses

The Company relies on a combination of owned and chartered-in vessels to support its operations. The Company hires vessels under time charters, and recognizes the charter hire payments as expense on a straight-line basis over the term of the charter. Charter hire payments are typically made in advance, and the unrecognized portion is reflected as advance hire in the accompanying consolidated balance sheets. Under the time charters, the vessel owner is responsible for the vessel operating costs such as crews, maintenance and repairs, insurance, and stores.

Vessel Operating Expenses

Vessel operating expenses (“VOE”) represent the cost to operate the Company’s owned vessels. VOE include crew wages and related costs, the cost of insurance, expenses relating to repairs and maintenance, the cost of spares and consumables, other miscellaneous expenses, and technical management fees. These expenses are recognized as incurred. The Company entered into technical management agreements for each of its owned vessels with an equity method investee. Technical management services include day-to-day vessel operations, performing general vessel maintenance, ensuring regulatory and classification society compliance, arranging the hire of crew, and purchasing stores, supplies, and spare parts.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash equivalents, trade receivables and derivative instruments. The Company maintains its cash accounts with various high-quality financial institutions in the United States, Germany, and Bermuda. The Company performs periodic evaluations of the relative credit standing of these financial institutions. The Company does not believe that significant concentration of credit risk exists with respect to these cash equivalents. Trade accounts receivable are recorded at the invoiced amount, and do not bear interest. Credit risk with respect to trade accounts receivable is limited due to the long-standing relationships with significant customers, and their relative financial stability. The Company performs ongoing credit evaluations of its customers’ financial condition, but does not require collateral. Derivative instruments are recorded at fair value. The Company does not believe that significant concentration of credit risk exists with respect to these derivative instruments due to the fact that the resulting assets and liabilities are not material to the financial statements. The Company does not have any off-balance sheet credit exposure related to its customers.

At December 31, 2013, there were three customers that accounted for 49% of the Company’s trade accounts receivable. At December 31, 2012, three customers accounted for 38% of the Company’s trade accounts receivable.

At December 31, 2013 customers in each of the following countries accounted for at least 10% of the Company’s accounts receivable; the United States (27%) and Switzerland (11%). At December 31, 2012, customers in each of the following countries accounted for at least 10% of the Company’s accounts receivable; the United States (32%), Canada (15%), and Brazil (14%).

For the year ended December 31, 2013 customers in each of the following countries accounted for at least 10% of total revenue; the United States (27%), Switzerland (11%), and Canada (10%). For the year ended December 31, 2012, revenue from customers in each of the following countries accounted for at least 10% of total revenue; the United States (21%), Switzerland (17%), Belgium (10%), and Germany (10%). For the year ended December 31, 2011 customers in each of the following countries accounted for at least 10% of total revenue; the United States (23%), Switzerland (18%), and Belgium (16%).

For the years ended December 31, 2013 and December 31, 2012, revenue from no single customer accounted for at least 10% of total revenue. For the year ended December 31, 2011 revenue from one customer accounted for 16% of total revenue, no other single customer accounted for more than 10% of total revenue.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Cash and Cash Equivalents

Cash and cash equivalents include short-term deposits with an original maturity of less than three months. At December 31, cash and cash equivalents by type were as follows:

	2013	2012
Money market accounts – cash equivalents	$17,622,598	$16,936,013
Cash(1)	1,305,329	2,759,662
Total	$18,927,927	$19,695,675

(1)	Consists of cash deposits at various major banks.

Restricted Cash

Restricted cash at December 31, 2013 consists of cash held by a facility agent as required by the Bulk Atlantic Secured Note.

Restricted cash at December 31, 2012 consists entirely of cash held by a facility agent to cure a short fall in the Collateral Maintenance Ratio as defined in the Bulk Patriot secured term loan facility. In April 2013, the funds were returned to the Company as the Company was no longer in breach of the Collateral Maintenance Ratio.

Allowance for Doubtful Accounts

The Company provides a specific reserve for significant outstanding accounts that are considered potentially uncollectible in whole or in part. In addition, the Company’s policy based on experience is to establish a reserve equal to approximately 25% of accounts receivable balances that are 30 – 180 days past due and approximately 50% of accounts receivable balances that are 180 or more days past due, and which are not otherwise reserved. The reserve estimates are adjusted as additional information becomes available, or as payments are made. At December 31, 2013 and 2012, the Company has provided an allowance for doubtful accounts of $1,662,593 and $1,351,590 respectively, for amounts that are not expected to be fully collected. The provision for doubtful accounts was $652,318 in 2013 and $851,590 in 2012. There was no provision in 2011. In 2013, the Company wrote off $341,316 that was previously included in the allowance and $19,421 directly to the provision, because these amounts were determined to be uncollectible. No account balances were written off or reduced in 2012.

Bunker Inventory

Inventory is primarily comprised of fuel oil purchased and stored onboard a vessel. Inventory is measured at the lower of cost under the first-in, first-out method or net realizable value.

Advanced Hire, Prepaid Expenses and Other Current Assets

Advance hire represents payment to ship owners under time-charters for days subsequent to the balance sheet date. Hire is typically paid in advance for the following fifteen days, but intervals vary by time-charter party. Prepaid expenses include advance funding to the technical manager for vessel operating expenses, lubricating oils and stores kept on board owned vessels, voyage expenses paid in advance. Other assets include deposits held by counterparties to various derivative instruments and the fair value of derivative instruments when it exceeds the settlement price of the instrument.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

At December 31, advance hire, prepaid expenses and other current assets were comprised of the following:

	2013	2012
Advance hire	$8,788,882	$7,128,846
Prepaid expenses	514,169	1,149,729
Other current assets	3,441,074	1,495,849
Total	$12,744,125	$9,774,424

Vessels and Depreciation

Vessels are stated at cost, which includes contract price and acquisition costs. Significant betterments to vessels are capitalized; maintenance and repairs that do not improve or extend the lives of the vessels are expensed as incurred. Depreciation is provided using the straight-line method over the remaining estimated useful lives of the vessels (excluding the time a vessel in is dry dock), based on cost less salvage value. Each vessel’s salvage value is equal to the product of its lightweight tonnage and an estimated scrap rate of $375 per ton, which was determined by reference to quoted rates and is reviewed annually. The Company estimates the useful life of its vessels to be 25 years to 30 years from the date of initial delivery from the shipyard. The remaining estimated useful lives of the current fleet are 3 – 24 years. The Company does not incur depreciation expense when vessels are taken out of service for dry docking.

Dry Docking Expenses and Amortization

Significant upgrades made to the vessels during dry docking are capitalized when incurred and amortized on a straight-line basis over the five year period until the next dry docking. Costs capitalized as part of the dry docking include direct costs incurred to meet regulatory requirements that add economic life to the vessel, that increase the vessel’s earnings capacity or which improve the vessel’s efficiency. Direct costs include the shipyard costs, parts, inspection fees, steel, blasting and painting. Expenditures for normal maintenance and repairs, whether incurred as part of the dry docking or not, are expensed as incurred. Unamortized dry-docking costs of vessels that are sold are written off and included in the calculation of the resulting gain or loss on sale.

Long-lived Assets Impairment Considerations

The carrying values of the Company’s vessels may not represent their fair market value or the amount that could be obtained by selling the vessel at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the cost of new vessels. Historically, both charter rates and vessel values tend to be cyclical. The carrying amounts of vessels held and used by the Company are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not be fully recoverable. In such instances, an impairment charge would be recognized if the estimate of the undiscounted future cash flows expected to result from the use of the vessel and its eventual disposition is less than the vessel’s carrying amount. This assessment is made at the asset group level which represents the lowest level for which identifiable cash flows are largely independent of other groups of assets. The asset groups established by the Company are defined by vessel size and classification. At December 31, 2013, the Company identified a potential impairment indicator by reference to industry-wide estimated market values of all vessels in the size range and age. As a result, the Company evaluated each asset group for impairment by estimating the total undiscounted cash flows expected to result from the use of the asset group and its eventual disposal. At December 31, 2013, the estimated undiscounted future cash flows exceeded the carrying amount of the asset groups in the consolidated balance sheets and therefore, the Company did not recognize a charge to impairment. The Company did not identify any potential impairment indicators with regard to its long lived assets during the year ended December 31, 2012.

The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis include: the Company’s estimate of future TCE rates based on current rates under existing charters

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

and contracts, and an index of TCE rates applicable to the size of the ship, when available. The Company applies a multiple to account for expected growth or decline in TCE rates due to market conditions for periods beyond those for which an index rate is available. Projected net operating cash flows are net of brokerage and address commissions and exclude revenue on scheduled off-hire days. The Company uses the current vessel operating expense budget, estimated costs of drydocking and historical general and administrative expenses as the basis for its expected outflows, and applies an inflation factor it considers appropriate. The net of these inflows and outflows, plus an estimated salvage value, constitutes the projected undiscounted future cash flows.

Deferred Financing Costs, Bank Fees and Amortization

Qualifying expenses associated with commercial financing are capitalized and are amortized over the terms of the respective financing arrangement using the effective interest method, generally ranging from four to six years.

In connection with the Company’s four secured term loans obtained in 2013, the Company capitalized financing costs of approximately $654,000. In connection with the Senior Secured Post-Delivery Term Loan Facility executed in 2013, the Company capitalized an additional $238,000.

In connection with the Company’s four secured term loans obtained in 2012, the Company capitalized financing costs of approximately $30,000 in 2013 and $508,000 in 2012.

Amortization of the deferred financing costs of $485,684, $289,246 and $172,980 for the years ended December 31, 2013, 2012 and 2011, respectively, is included as a component of interest expense in the consolidated statements of income. The components of net deferred financing costs are as follows:

	December 31,
	2013	2012
Deferred financing costs	$2,393,517	$1,470,868
Less accumulated amortization	(1,050,808)	(565,124)
Net deferred financing costs	1,342,709	905,744

Fees paid to financial institutions to obtain financing are carried as a reduction of the outstanding debt and amortized over the term of the arrangement using the effective interest method. The unamortized portion is included as a reduction of secured long-term debt on the consolidated balance sheets.

In connection with the Company’s four secured term loans obtained in 2013, the Company paid bank fees of approximately $577,000. In connection with the Senior Secured Post-Delivery Term Loan Facility executed in 2013, the Company paid an additional $199,000. In connection with the Company’s four secured term loans obtained in 2012, the Company paid bank fees of $949,000.

Amortization of the bank fees of $464,245, $302,979 and $126,294 for the years ended December 31, 2013, 2012 and 2011, respectively, is included as a component of interest expense in the consolidated statements of income. The components of net deferred financing costs are as follows:

	December 31,
	2013	2012
Bank fees paid to financial institutions	$2,316,750	$1,540,700
Less: accumulated amortization	(925,591)	(461,346)
Unamortized bank fees	1,391,159	1,079,354

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Accounts Payable and Accrued Expenses

The components of accounts payable and accrued expenses are as follows:

	December 31,
	2013	2012
Accounts payable	$39,201,642	$20,529,469
Accrued voyage expenses	3,839,531	4,484,588
Accrued interest	716,575	570,073
Other accrued liabilities	1,123,640	2,369,633
Total	$44,881,388	$27,953,763

Taxation

The Company is not subject to corporate income taxes on its profits in Bermuda because Bermuda does not impose an income tax.

NBC, an affiliated company consolidated pursuant to ASC 810-10, is subject to a Danish tonnage tax. NBC is not taxed on the basis of their actual income derived from their business but on an alternative income determination based on the net tons carrying capability of their fleet. As the tax is not determined based on taxable income, NBC’s tax expense of approximately $263,000, $241,000 and $148,000 is included within voyage expenses in the accompanying consolidated statements of operations as of December 31, 2013, 2012 and 2011, respectively.

The Company currently is exempt from taxation on its U.S. source shipping income under Section 883 of the United States Internal Revenue Code of 1986, or the Code (the Code) or the related Treasury regulations. The Company will continue to qualify for this exemption so long as, for more than half of the days in its taxable year, it is a controlled foreign corporation, as defined in the Code, and more than 50 percent of the total value of its stock is owned by U.S. shareholders. To the extent the Company is unable to qualify for exemption from tax under Section 883, and the U.S. source shipping income is considered to be effectively connected with the conduct of a U.S. trade or business, as defined in the Code, the Company will be subject to U.S. federal income taxation of 4% of its U.S. source shipping income on a gross basis without the benefit of deductions. If certain other conditions are present, as defined in the Code, U.S. source shipping income, net of applicable deductions, may be subject to a U.S. federal corporate income tax of up to 35% and a 30% branch profits tax. The Company believes that none of its U.S. source shipping income will be effectively connected with the conduct of a U.S. trade or business. Since earnings from shipping operations of the Company are not subject to U.S. or foreign income taxation, the Company has not recorded income tax expense, deferred tax assets or liabilities for the years ending December 31, 2013, 2012 and 2011.

Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The Company has determined that it has no uncertain tax positions as of December 31, 2013 and 2012. Additionally, the Company accrues interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense.

Where required, the Company complies with income tax filings in its various jurisdictions of operations. With few exceptions, as of December 31, 2013, the Company is not subject to U.S. federal or foreign examinations by tax authorities for years before 2010.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Convertible Redeemable Preferred Stock

The Company classifies its convertible redeemable preferred stock as a separate item from permanent equity because it is redeemable outside of the Company’s control (at the option of the preferred stockholders). The Company recorded such convertible redeemable preferred stock at fair value upon issuance, net of any issuance costs. The value of the convertible redeemable preferred stock was determined based on a Lattice model which includes the use of various assumptions, such as cash flow projections, the equity value of peer group companies and volatility rates. Any beneficial conversion features are recognized as convertible redeemable preferred stock discounts and accreted to additional paid-in-capital through the earliest possible redemption date.

Dividends

Dividends on common stock are recorded when declared by the Board of Directors. Dividends automatically accrued under the terms of the convertible redeemable preferred stock, may be paid in cash, by issuance of additional convertible redeemable preferred shares or as a pro-rata share of common stock dividends declared. Refer to Note 13 for a discussion regarding common stock and convertible redeemable preferred stock dividends.

Earnings per Common Share

Earnings per common share (“EPS”) is calculated using the two-class method, which is an earnings allocation formula that determines net income per common share for the holders of the Company’s common shares and participating securities. The convertible redeemable preferred stock contains participation rights in any dividend paid by the Company and are deemed to be participating securities. Adjustments to the carrying value of preferred stock that is classified as a separate item from permanent equity, inducement charges on preferred stock conversions, preferred stock extinguishment effects, and deemed dividends for beneficial conversion features affect income available to common shareholders. Net income is allocated to common and participating securities as if all of the earnings for the period had been distributed. The participating securities do not include a contractual obligation to share in losses of the Company or undistributed earnings in a loss position and are not included in the calculation of net loss per share.

Diluted EPS is computed using the more dilutive of (a) the two-class method, or (b) the if-converted method. The Company allocates net income first to convertible redeemable preferred stockholders based on dividend rights and then to common and convertible redeemable preferred stockholders based on ownership interests. The weighted-average number of common shares included in the computation of diluted net income gives effect to all potentially dilutive common equivalent shares, including the potential issuance of stock upon the conversion of the Company’s convertible redeemable preferred stock. Common equivalent shares are excluded from the computation of diluted net income per share if their effect is antidilutive.

Foreign Exchange

The Company conducts all of its business in U.S. dollars; accordingly, there are no foreign exchange transaction gains or losses reflected in the consolidated statements of income.

Derivatives and Hedging Activities

The Company accounts for derivatives in accordance with the provisions of ASC 815, Derivatives and Hedging. The Company uses interest rate swaps to reduce market risks associated with its operations, principally changes in variable interest rates on its bank debt. Additionally, the Company uses forward freight agreements to protect against changes in charter rates and bunker (fuel) swaps to protect against changes in fuel prices. Derivative instruments are recorded as assets or liabilities, and are measured at fair value. The Company is exposed to credit loss in the event of nonperformance by the counterparty to the interest rate

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

swaps, forward freight agreements and bunker hedges; however, the Company does not anticipate nonperformance by the counterparty. See Note 9 for a description of the types of derivative instruments the Company utilizes.

Segment Reporting

Operating segments are components of a business that are evaluated regularly by the chief operating decision maker (CODM) for the purpose of assessing performance and allocating resources. Based on the information that the CODM uses, including consideration of whether discrete financial information is available for the business activities, the Company has identified multiple operating segments which have been aggregated based on considerations such as the nature of its services, customers and operations. The Company has determined that it operates under one reportable segment.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and short-term debt approximate fair value due to the short-term maturities of these instruments. The carrying amount of a portion of the Company’s long-term debt approximates fair value due to the variable interest rates associated with the related credit facilities.

At December 31, 2013 and 2012, the Company has ten fixed rate debt facilities. The aggregate carrying amounts and fair values of the long-term debt associated with the fixed rate borrowing arrangements are as follows:

	December 31,
	2013	2012
Carrying amount of long-term debt	$83,046,146	$10,040,500
Fair value of long-term debt	85,855,343	10,805,290

Fair values of these debt obligations were estimated based on quoted market prices for the same or similar issues of debt with the same remaining maturities, which is considered Level 2 in the fair value hierarchy established by ASC 820.

Revisions and Reclassifications:

The Company identified certain immaterial errors and revised its financial statements for the years ended December 31, 2012 and 2011 to correct these immaterial errors. These revisions relate to certain equity transactions that were previously recorded as a reduction in retained earnings in the consolidated statement of changes in convertible redeemable preferred stock and stockholders’ equity at December 31, 2012. For certain transactions, a portion of the adjustment which was originally recorded against retained earnings has been reclassified as a reduction against additional paid-in capital, reducing the additional paid-in capital balance to $197,035, and eliminating the accumulated deficit with a resulting retained earnings balance of $174,385 at December 31, 2012. In addition, the Company previously had not properly reflected the impact of the beneficial conversion features and other changes in the carrying value of the convertible preferred stock in determining its earnings per share available to its common shareholders for the years ended December 31, 2013, 2012 and 2011. These revisions, as summarized in the tables below, had no effect on the Company’s previously reported consolidated income or total shareholders’ equity.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

	December 31, 2012
	As Reported	Adjustment	As Revised
Additional paid-in capital	$5,284,042	$(5,087,007)	$197,035
Retained earnings (accumulated deficit)	(4,912,622)	5,087,007	174,385
Earnings per common share:
Basic	90.33	(121.10)	(30.77)
Diluted	90.33	(121.10)	(30.77)

	December 31, 2011
	As Reported	Adjustment	As Revised
Earnings per common share:
Basic	17.21	1.47	18.68
Diluted	17.21	1.47	18.68

In addition, certain prior year amounts in the consolidated financial statements have been revised to conform to the current year’s presentation. The Company identified bank fees paid to financial institutions to obtain financings (net of accumulated amortization) of $1,066,114 that were reclassified from deferred financing costs to secured long-term debt in the consolidation balance sheets at December 31, 2012. Changes in restricted cash totaling $396,947 and $750,000 were reclassified from operating activities on the consolidated statement of cash flows for the years ended December 31, 2012 and 2011, respectively to financing activities.

NOTE 3 — EARNINGS PER SHARE

The Company has one participating security (the convertible redeemable preferred stock) and has no other potentially dilutive securities. For 2013, 2012 and 2011 the diluted EPS reflects the two-class method, as it is more dilutive than the if-converted method. The computations of basic earnings per common share and diluted earnings per common share are as follows:

	Year Ended December 31,
	2013	2012	2011
Numerator:
Net Income attributable to Pangaea Logistics Solutions Ltd.	$15,452,369	$13,853,879	$3,766,416
Less: dividends declared on convertible redeemable preferred stock	(6,288,456)	(4,187,985)	(1,852,885)
Less: modification of conversion price	—	(1,372,149)	—
Less: beneficial conversion	(8,959,421)(i)	(4,584,272)	—
Less: settlement of accrued dividends	(45,843)	(1,185,050)	—
Less: settlement of notes	(1,429,217)	—	—
Less: fair value adjustment	(7,517,915)	(5,211,325)	163,800
Less: undistributed income allocated to convertible redeemable preferred stock	—	—	(446,155)
Total earnings allocated to common stock	$(8,788,483)	$(2,686,902)	$1,631,176
Denominator:
Weighted-average number of shares of common stock outstanding	87,329	87,329	87,329
Basic and Diluted EPS – common stock	$(100.64)	$(30.77)	$18.68

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 3 — EARNINGS PER SHARE  – (continued)

(i)	The fair value of the beneficial conversion adjustment to net income for purposes of calculating EPS is $8,959,421. However retained earnings was reduced by $4,927,423, with the remaining amount recorded as a reduction in APIC.

NOTE 4 — VARIABLE INTEREST ENTITIES

The Company has evaluated all of the wholly and partially-owned entities as well as entities with common ownership or other relationships, pursuant to ASC 810. A summary of the Company’s consolidation policy is provided at Note 2. The Company has concluded that Bulk Pangaea, Bulk Discovery, Bulk Cajun, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident, Bulk Phoenix, Bulk Barents, Bulk Bothnia, NBH, Long Wharf, NBHC and NBVH should be consolidated as VIEs at December 31, 2013. The Company has concluded that Bulk Juliana, Bulk Trident, Bulk Pangaea, Bulk Discovery, Bulk Cajun, Bulk Patriot, NBH, Long Wharf, Odyssey and Orion should be consolidated as VIEs at December 31, 2012.

Bulk Pangaea, Bulk Discovery, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident, Bulk Phoenix, Bulk Barents and Bulk Bothnia are wholly-owned subsidiaries that were established for the purpose of acquiring bulk carriers. The Bulk Cajun is a majority owned subsidiary established for the purpose of acquiring bulk carriers. The Company has concluded that Bulk Pangaea, Bulk Discovery, Bulk Patriot, Bulk Juliana, Bulk Liberty, Bulk Providence, Bulk Atlantic, Bulk Trident and Bulk Phoenix are VIEs due to the existence of guarantees and cross-collateralization on their outstanding debt, which is indicative of an inability to finance the entities’ activities without additional subordinated financial support. The Company concluded that Bulk Barents and Bulk Bothnia are VIE’s due to an indication from the bank that guarantees and cross collateralization of the two vessels owned by these entities will be necessary in order to obtain financing. Accordingly, the Company has consolidated these wholly-owned subsidiaries for the years ended December 31, 2013 and 2012. The consolidation of all of these entities increased total assets by approximately $78,840,000 and increased total liabilities by approximately $67,460,000 at December 31, 2013. Total shareholders’ equity increased by approximately $10,840,000. The Company sold 10% of Bulk Cajun to a third party during 2013. The non-controlling interest in Bulk Cajun was $540,000 at December 31, 2013, of which $360,000 was reclassified from other noncurrent liabilities. The consolidation of Bulk Pangaea, Bulk Discovery, Bulk Cajun, Bulk Patriot, Bulk Juliana and Bulk Trident increased total assets by approximately $51,730,000 and increased total liabilities by approximately $44,260,000 at December 31, 2012. Total shareholders’ equity increased by approximately $7,470,000.

In April 2009, the Company acquired a 51% interest in NBH. The Company determined that NBH is a VIE due to the fact that NBH’s total equity investment at risk is not sufficient to permit it to finance its activities without additional subordinated financial support. Furthermore, the Company determined that it is NBH’s primary beneficiary, as it has a controlling financial interest in NBH, and has the power to direct the activities of the entity. Accordingly, the Company has consolidated NBH for the years ended December 31, 2013 and 2012. The consolidation of NBH increased total assets by approximately $16,825,000 and $17,470,000, and increased total liabilities by approximately $14,280,000 and $13,100,000 at December 31, 2013 and 2012, respectively. Total shareholders’ equity increased by approximately $1,357,000 and $4,370,000 at December 31, 2013 and 2012, respectively. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of NBH are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBH amounts to approximately $1,189,000 and $2,101,000 as of December 31, 2013 and 2012, respectively. During 2013, the Company lent NBC $3,500,000 in order to provide working capital. The total loan, which was eliminated in consolidation, was outstanding at December 31, 2013. NBC repaid $2,500,000 of the loan in February 2014.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 4 — VARIABLE INTEREST ENTITIES  – (continued)

In September 2009, certain owners of the Company established a new realty company, Long Wharf, for the purpose of buying a new office building. The Company determined that Long Wharf is a VIE as Long Wharf’s total equity investment at risk is not sufficient to permit it to finance its activities without additional subordinated financial support. The Company determined that the entities/individuals that have a variable interest in Long Wharf are also related parties, and that none of those entities individually meet the criteria to be the primary beneficiary, as none have the obligation to absorb the entity’s losses; therefore, since the Company represents the party within the related party group that is most closely associated with the VIE, the Company concluded it was the primary beneficiary. Accordingly, the Company has consolidated Long Wharf for the years ended December 31, 2013 and 2012. The consolidation of Long Wharf increased total assets by approximately $984,000 and $960,000 and increased total liabilities by approximately $1,195,000 and $1,230,000 at December 31, 2013 and December 31, 2012, respectively. Total shareholders’ equity decreased by approximately $211,000 and $270,000 at December 31, 2013 and 2012, respectively. There is no non-controlling ownership interest related to Long Wharf.

Odyssey and Orion were established in March 2012, together with an unrelated third-party, for the purpose of acquiring the m/v Bulk Nordic Odyssey and the m/v Bulk Nordic Orion. At December 31, 2012 the Company had a 50% ownership interest in each, Odyssey and Orion, the remainder of each was owned by a third-party. The operating results of Odyssey and Orion are 100% dependent on transactions with related parties and affiliates. Accordingly, the Company has consolidated these entities for the year ended December 31, 2012. The Company determined that Odyssey and Orion are VIEs, as the total equity investment at risk is not sufficient to support the operation of these entities. Furthermore, the Company determined that it is the primary beneficiary of Odyssey and Orion, as it has the controlling financial interest in these entities, and has the power to direct the entities activities. Accordingly, the Company has consolidated Odyssey and Orion for the year ended December 31, 2012.

The consolidation of Odyssey and Orion increased total assets by approximately $54,360,000 and increased total liabilities by approximately $52,180,000 at December 31, 2012. Total shareholders’ equity increased by approximately $2,180,000 at December 31, 2012. Amounts pertaining to the non-controlling ownership interest in the financial position and operating results of these entities are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest amounts to approximately $1,100,000 at December 31, 2012. In January 2013, the Company entered into a share transfer restructuring agreement and the Odyssey and Orion were transferred to Nordic Bulk Holding Company Ltd. (“NBHC”).

NBHC was established in March 2012, for the purpose of acquiring the m/v Nordic Odyssey, the m/v Nordic Orion and to invest in additional vessels, all through wholly-owned subsidiaries. In January 2013, the Company entered into a Share Transfer Restructuring Agreement through which the shareholders of Odyssey and Orion transferred their shares of those entities and their zero-interest subordinated shareholder loans to these entities, to NBHC in exchange for the shares of NBHC.

Each of the ship owning companies owned by NBHC entered into a Head Charterparty Agreement to charter the owned vessel to ST Shipping and Transport Ltd. (“STST”), which in turn, entered into a Sub-Charterparty Agreement with NBC under a five year, fixed price, time charter arrangement. The Company determined that NBHC is a VIE, as the total equity investment at risk is not sufficient to support operations. Furthermore, the Company determined that it is the primary beneficiary of NBHC, as it has the power to direct its activities. Accordingly, the Company has consolidated NBHC for the year ended December 31, 2013. The consolidation of NBHC increased total assets by approximately $72,000,000 and increased total liabilities by approximately $52,810,000 at December 31, 2013. Total shareholders’ equity increased by approximately $430,000 at December 31, 2013. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of NBHC are reported as non-controlling interest in

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 4 — VARIABLE INTEREST ENTITIES  – (continued)

the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBHC amounts to approximately $18,760,000 at December 31, 2013.

BVH was established in August 2013, together with a third-party, for the purpose of owning Bulk Nordic Five Ltd. (“Five”) and Bulk Nordic Six Ltd. (“Six”). Five and Six were established for the purpose of owning new ultramax newbuildings to be delivered in 2016. The operating results of BVH are 100% dependent on transactions with related parties and affiliates. The Company determined that BVH is a VIE and is the primary beneficiary of BVH, as it has the power to direct its activities. Accordingly, the Company has consolidated BVH and its wholly-owned subsidiaries for the year ended December 31, 2013. The consolidation of BVH increased total assets by approximately $2,989,000 and increased total liabilities by approximately $3,008,000 at December 31, 2013. Total shareholders’ equity decreased by approximately $12,000 at December 31, 2013. Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of BVH are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to BVH amounts to approximately $(7,000) at December 31, 2013.

NOTE 5 — FIXED ASSETS

At December 31, fixed assets consisted of the following:

	2013	2012
Vessels and vessel upgrades	$211,458,792	$161,722,600
Capitalized dry docking	4,716,844	3,985,559
	216,175,636	165,708,159
Accumulated depreciation and amortization	(21,579,365)	(12,076,025)
Vessels, vessel upgrades and capitalized dry docking, net	194,596,271	153,632,134
Land and building	2,541,085	2,541,085
Internal use software	268,313	268,313
Computers and equipment	306,953	194,055
	3,116,351	3,003,453
Accumulated depreciation	(558,733)	(447,214)
Other fixed assets, net	2,557,618	2,556,239
Total fixed assets, net	$197,153,889	$156,188,373

The Company’s fleet consists of the following:

Vessel	Date Acquired	December 31, 2012	Additions	December 31, 2013	Accumulated Depreciation	Carrying Amount
m/v BULK PANGAEA	December 21, 2009	$27,581,075	$—	$27,581,075	$(6,701,238)	$20,879,837
m/v BULK DISCOVERY	March 2, 2011	18,175,762	(81,961)	18,093,801	(4,509,988)	13,583,813
m/v BULK CAJUN	June 24, 2011	8,262,479	69,319	8,331,798	(1,765,571)	6,566,227
m/v BULK PATRIOT	October 6, 2011	15,350,000	—	15,350,000	(1,776,702)	13,573,298
m/v BULK JULIANA	April 25, 2012	14,750,000	918,366	15,668,366	(1,053,770)	14,614,596
m/v NORDIC ODYSSEY	June 17, 2012	32,272,785	3,753	32,276,538	(2,024,142)	30,252,396
m/v NORDIC ORION	June 17, 2012	32,272,785	76,128	32,348,913	(1,899,410)	30,449,503
m/v BULK TRIDENT	September 4, 2012	17,043,274		17,043,274	(770,034)	16,273,240
m/v BULK BEOTHUK	February 19, 2013	—	14,243,327	14,243,327	(510,977)	13,732,350
m/v BULK PROVIDENCE	May 22, 2013	—	10,300,000	10,300,000	(185,623)	10,114,377
m/v BULK LIBERTY	August 6, 2013	—	9,392,563	9,392,563	(175,153)	9,217,410
m/v BULK NEWPORT	September 3, 2013	—	15,545,981	15,545,981	(206,757)	15,339,224
		$165,708,159	$50,467,476	$216,175,636	$(21,579,365)	$194,596,271

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 5 — FIXED ASSETS  – (continued)

See Notes 8 — Related Party Transactions and Note 12 — Long-term Debt

During the year ended December 31, 2013, the Company purchased four vessels through wholly owned subsidiaries. The total purchase price of the vessels (m/v Bulk Beothuk, m/v Bulk Providence, m/v Bulk Liberty and m/v Bulk Newport), was approximately $49,482,000. In addition, NBHC paid deposits of approximately $26,100,000 toward the construction of four new 1A ice class panamax vessels to be delivered in 2014 through 2016. NBVH paid deposits of $5,790,000 toward the construction of two ultramax vessels to be delivered in 2016. These deposits are included as deposits on newbuildings in-process on the consolidated balance sheets.

Also during 2013, the Company completed dry-docking on the m/v Bulk Juliana. The five year amortization period of the capitalized dry docking costs is within the remaining useful life of the vessel.

During the year ended December 31, 2012, the Company purchased four vessels, the m/v Bulk Juliana, the m/v Bulk Trident, the m/v Bulk Nordic Orion and the m/v Bulk Nordic Odyssey. The total purchase price for these four vessels was approximately $96,300,000.

During the year ended December 31, 2012, the Company completed dry-docking on the m/v Bulk Pangaea, the m/v Bulk Discovery, and the m/v Bulk Cajun. The amortization period of the capitalized dry docking costs (5 years) were within the remaining useful life of the above vessels, except for the m/v Bulk Cajun. As a result of the dry-docking, the Company determined that the remaining useful life of the m/v Bulk Cajun should be extended beyond its original estimate end of life (2014) to 2017.

NOTE 6 — MARGIN ACCOUNTS

During December 31, 2013 and 2012, the Company was party to forward freight agreements and fuel swap contracts to mitigate the risk associated with volatile freight rates and fuel prices. See Note 7 for a complete discussion of these and other derivatives. Under the terms of the forward freight agreements and fuel swap contracts, the Company was required to put approximately $1,062,000 and $510,000, respectively, on deposit as a margin account at December 31, 2013 and 2012, respectively, due to the decline in the market values of the items being hedged. At December 31, 2013, the deposit on freight forward agreements was approximately $962,000 and the deposit on fuel swap contracts was $100,000. At December 31, 2012, approximately $507,000 pertains to forward freight agreements and $3,000 pertains to fuel swap contracts. This margin account is required to remain on deposit as collateral until such time as the market values of the items being hedged return to a preset limit. The margin accounts are included in advance hire, prepaid expenses, and other current assets in the consolidated balance sheets at December 31, 2013 and 2012.

NOTE 7 — DERIVATIVES AND FAIR VALUE MEASUREMENT

Interest Rate Swaps

From time to time, the Company enters into interest rate swap agreements to mitigate the risk of interest rate fluctuations on its variable rate debt. At December 31, 2013 and 2012, the Company was party to one interest rate swap, which was entered into in February 2011, as required by the 109 Long Wharf Construction Loan agreement. Under the terms of the swap agreement, the interest rate on this note is fixed at 6.63%.

The Company did not elect to designate the swap as a hedge at inception, pursuant to ASC 815, Derivatives and Hedging. Accordingly, changes in the fair value are recorded in current earnings in the accompanying consolidated statements of income.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 7 — DERIVATIVES AND FAIR VALUE MEASUREMENT  – (continued)

Derivative instruments are as follows:

	December 31,
	2013	2012
Interest rate swap agreement on:
Long Wharf Construction to Term Loan:
Notional amount	$1,032,000	$1,032,000
Effective dates	2/1/11 – 1/24/21	2/1/11 – 1/24/21
Fair value at year-end	(94,882)	(181,382)

The fair value of the interest rate swap agreements at December 31, 2013 and 2012 are approximately ($94,882) and ($181,382), which are included in other current liabilities and other non-current liabilities on the consolidated balance sheets based on the instrument’s maturity date. The aggregate change in the fair value of the interest rate swap agreements for the years ended December 31, 2013, 2012 and 2011 was a gain of approximately $86,500 and $6,000, and a loss of $52,000 respectively, which are reflected in the unrealized gain (loss) on derivative instruments in the accompanying consolidated statements of income.

Forward Freight Agreements

The Company assesses risk associated with fluctuating future freight rates and, when appropriate, actively hedges identified economic risk with appropriate derivative instruments, specifically forward freight agreements (FFAs). Such economic hedges do not always qualify for hedge accounting under ASC 815 and as such, the usage of such derivatives can lead to fluctuations in the Company’s reported results from operations on a period-to-period basis. During 2013 and 2012, the Company entered into various FFAs that did not qualify for hedge accounting. The aggregate fair values of the FFAs at December 31, 2013 and 2012 were an asset of approximately $944,200 and $168,000, respectively, which is included in advance hire, prepaid expenses and other current assets. The change in the aggregate fair value of the FFAs during the years ended December 31, 2013, 2012 and 2011 resulted in a gain of approximately $776,500 and $350,000, and a loss of $40,000, respectively, which are included in unrealized gain (loss) on derivative instruments in the accompanying consolidated statements of income.

Fuel Swap Contracts

The Company continuously monitors the market volatility associated with bunker prices and seeks to reduce the risk of such volatility through a bunker hedging program. In 2013 and 2012, the Company entered into various fuel swap contracts that were not designated for hedge accounting. The aggregate fair value of these fuel swaps at December 31, 2013 and 2012 are liabilities of $209,500 and $449,000, respectively, which are included in other current liabilities on the consolidated balance sheets. The change in the aggregate fair value of the fuel swaps during the years ended December 31, 2013, 2012 and 2011 were gains of approximately $239,000 and $6,000 and a loss of $455,000, respectively, which are included in unrealized gain (loss) on derivative instruments in the accompanying consolidated statements of income.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 7 — DERIVATIVES AND FAIR VALUE MEASUREMENT  – (continued)

Fair Value Hierarchy

The three levels of the fair value hierarchy established by ASC 820, in order of priority, are as follows:

Level 1 —  quoted prices in active markets for identical assets or liabilities

Level 2 —  observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 —  unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

	Balance at December 31, 2013	Level 1	Level 2	Level 3
Margin accounts	$1,062,439	$1,062,439	$—	$—
Interest rate swaps	(94,882)	—	(94,882)	—
Forward freight agreements	944,225	—	944,225	—
Fuel swap contracts	(209,506)	—	(209,506)	—

	Balance at December 31, 2012	Level 1	Level 2	Level 3
Margin accounts	$509,658	$509,658	$—	$—
Interest rate swaps	(181,382)	—	(181,382)	—
Forward freight agreements	167,710	—	167,710	—
Fuel swap contracts	(448,510)	—	(448,510)	—

The estimated fair values of the Company’s interest rate swap instruments, forward freight agreements and fuel swap contracts are based on market prices obtained from an independent third-party valuation specialist. Such quotes represent the estimated amounts the Company would receive to terminate the contracts.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 8 — RELATED PARTY TRANSACTIONS

Amounts and notes payable to related parties consist of the following:

	December 31, 2012	Activity	December 31, 2013
Included in accounts payable and accrued expenses on the consolidated balance sheets:
To Founders	$203,050	$—	$203,050
Affiliated companies (trade payables)	91,284	(91,284)	—
	$294,334	$(91,284)	$203,050
Included in current related party debt on the consolidated balance sheets:
Loan payable – STST (m/v Orion)	$6,250,000	(6,250,000)(i)	$—
Loan payable – STST (m/v Odyssey)	6,250,000	(6,250,000)(i)	—
Loan payable – 2011 Founders Note	4,325,000	—	4,325,000
Interest payable in-kind – 2011 Founders Note	341,916	(45,668)(ii)	296,248
Loan payable – 2012 Founders Note	3,000,000	(3,000,000)(iii)	—
Interest payable in-kind – 2012 Founders Note	228,407	(228,407)(ii)	—
Loan payable – BVH shareholder (STST)	—	2,995,000(iv)	2,995,000
Total current related party debt	$20,395,323	(12,779,075)	$7,616,248
Included in related party long-term debt on the consolidated balance sheets:
Loan payable to NBHC shareholder (STST)	$—	17,030,000(i),(v)	$17,030,000
Loan payable to NBHC shareholder (ASO2020)	—	17,029,972(v),(vi)	17,029,972
Less unamortized discount	—	(16,756,054)(v)	(16,756,054)
Total related party long-term debt	$—	17,303,918	$17,303,918

i.	Loans payable to STST were converted to long-term debt in conjunction with the restructuring of Odyssey and Orion in 2013 (see Note 1). In 2013, STST provided an additional $4,530,000 (to NBHC) for a total of $17,030,000, which is payable in January 2023.
ii.	Paid in cash
iii.	Paid through issuance of convertible redeemable preferred stock
iv.	BVH shareholder contribution of $5,000 and loan of $2,995,000 entered into for purposes of providing cash deposit on ultramax newbuildings.
v.	Non-interest bearing loans payable by NBHC to shareholders STST and ASO2020. Discount on loan payable is being amortized over the term of the loans, which are due January 2023.
vi.	ASO 2020 Maritime S.A. (“ASO2020”)

In connection with the acquisition of m/v Bulk Orion and m/v Bulk Odyssey in 2012, STST provided two $8,050,000 subordinated notes (one designated for each vessel) which were payable on demand and do not bear interest. During the year ended December 31, 2012, aggregate repayments of $3,600,000 were made against these notes.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 8 — RELATED PARTY TRANSACTIONS  – (continued)

The Company restructured its existing related party loans payable to STST at December 31, 2012 to modify the repayment date to January 9, 2023, which was accounted for as a modification under ASC 470-50.

In January 2013, the Company entered into a Share Transfer Restructuring Agreement through which the shareholders of Odyssey and Orion transferred their shares of those entities and their zero interest subordinated shareholder loans to these entities, to NBHC in exchange for the shares of NBHC.

Also during 2013, NBHC entered into contracts to purchase four 1A ice-class newbuildings and paid deposits of $26,100,000. ST Shipping provided an additional $4,530,000, thereby increasing its loan to $17,030,000. The newest shareholder, ASO2020, also provided $17,030,000 in loans and acquired one-third of the common stock of NBHC for approximately $13,000. These loans are payable on January 9, 2023 and do not bear interest. Accordingly, the loans are carried at the present value of the future cash flows utilizing an imputed interest rate of 7.5% (which was determined by reference to rates of comparable companies on similar subordinated debt instruments). The discount of $17,873,285 is being amortized over the term of the loan using the interest method. The amortization of the discount was $1,117,231 for the year ended December 31, 2013. The excess of cash received over the present value of the loans was recorded as an increase to non-controlling interest.

BVH entered into an agreement for the construction of two new ultramax newbuildings in 2013. ST Shipping provided a loan of $2,995,000 to make deposits on the contracts. The loan is payable on demand and does not bear interest.

During the year ended December 31, 2012, in connection with the acquisition of the m/v Bulk Orion and m/v Bulk Odyssey, bridge financing of $32,000,000 was provided by ST Shipping, a shareholder of Bulk Orion and Bulk Odyssey. This three month bridge loan bore interest at a floating rate of LIBOR plus 7%. The loan and the related accrued interest were repaid in full during the year ended December 31, 2012.

On October 1, 2011, the Company entered into a $10,000,000 loan agreement with the Founders, which was payable on demand at the request of the lenders (the 2011 Founders Note). The note bears interest at a rate of 5%. On January 1, 2012 the Company issued 5,675 shares of convertible redeemable preferred stock to the Founders, representing a partial repayment of the note (see Note 11), the balance of which was $4,325,000 at December 31, 2013 and 2012.

On April 16, 2012, the Founders loaned the Company $11,057,500 (the 2012 Founders Note) under the same terms as the 2011 Founders Note in order for the Company to invest in Bulk Orion and Bulk Odyssey. During the year ended December 31, 2012 the Company repaid $8,057,500 of principal on this note. The remainder of the loan was repaid in 2013 through issuance of convertible redeemable preferred stock (see Note 11).

In April 2012 the Company entered into a short term loan agreement with an affiliate for $2,500,000. This loan was repaid in September 2012 along with interest of $58,562. On June 15, 2011, the Company entered into a loan agreement with an affiliate for $5,000,000. This loan bore interest at a rate of 8% and was repaid in October 2011, with the exception of the related accrued interest which was paid during the year ended December 31, 2012.

Under the terms of a technical management agreement between the Company and Seamar Management S.A. (Seamar), an equity method investee, Seamar is responsible for the day-to-day operations for all of the Company’s owned vessels. During the years ended December 31, 2013 and 2012, the Company incurred technical management fees of $1,864,000 and $1,201,000 under this arrangement, which is included in vessel operating expenses in the consolidated statements of income.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 9 — LINE OF CREDIT

During the year ended December 2012, the Company entered into a revolving line of credit with a maximum capacity of $3,000,000. Borrowings under of the line of credit are due upon expiration of the line of credit. The expiration date was extended to May 19, 2014 from its original expiration date of November 19, 2013. The line of credit contains certain covenants including a liquidity covenant that may result in the acceleration of the payment of the borrowings. Borrowings under the line are secured by personal guarantees of the Founders, as well as collateralized against a personal account of one of the Founders held at the lending bank. Interest is payable at Prime + 1% (4.25% at December 31, 2013 and 2012). As of December 31, 2013 the Company was in compliance with all required covenants.

NOTE 10 — SECURED LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

	2013	2012
Total debt	$100,759,063	$82,955,489
Less: current portion	16,065,483	13,390,382
	84,693,580	69,565,107
Unamortized bank fees	(1,391,159)	(1,079,354)
Secured long-term debt, net	$83,302,421	$68,485,753

Each of the facilities described below is secured by the vessel indicated and cross-collateralized as noted. As such, there is no priority in liquidation of any individual facility.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

In April 2013, the Company executed a Senior Secured Post-Delivery Term Loan Facility that amended the Bulk Pangaea, Bulk Patriot, Bulk Trident, and Bulk Juliana Secured Notes. Amendments included the extension of the Bulk Pangaea secured note maturity date, and conversion of all loans from floating variable rate to a fixed interest rate.

	December 31,
	2013	2012
Bulk Pangaea Secured Note, initial amount of $12,250,000, entered into in December 2009, for the acquisition of m/v Bulk Pangaea. The interest rate was fixed at 3.96% in April 2013, in conjunction with the post-delivery amendment discussed above. The amendment also modified the repayment schedule to 15 equal quarterly payments of $346,875 ending in January 2017. The facility bore interest at LIBOR plus 4% (4.31%) at December 31, 2012 and was hedged through an interest rate swap agreement that expired in March 2012.(B)(C)(G)(H)	$4,509,375	$5,562,500
Bulk Discovery Secured Note, initial amount of $9,120,000, entered into in February 2011, for the acquisition of the m/v Bulk Discovery. Loan requires repayment in 20 equal quarterly installments of $356,000 beginning in June 2011 with a balloon payment of $2,000,000 together with the last quarterly installment. Interest is fixed at a rate of 8.16%.(A)(D)	5,204,000	6,628,000
Bulk Patriot Secured Note, initial amount of $12,000,000, entered into in September 2011, for the acquisition of the m/v Bulk Patriot. Loan requires repayment in 24 equal quarterly installments of $500,000 beginning in January 2012. The interest rate was fixed at 4.01% in April 2013 in conjunction with the post-delivery amendment discussed above. The facility bore interest at LIBOR plus 3.5% (3.81%) at December 31, 2012.(B)(C)(G)(J)	7,212,500	9,662,500
Bulk Cajun Secured Note, initial amount of $4,550,000, entered into in October 2011, for the acquisition of the m/v Bulk Cajun. Loan requires repayment in 16 equal quarterly installments of $284,375 beginning in January 2012 with a balloon payment of $2,000,000 together the last quarterly installment. Interest is fixed at 6.51% .(A)(D)	1,990,625	3,412,500
Long Wharf Construction to Term Loan, initial amount of $1,048,000, entered into in January 2011, to partially finance the construction of the Company’s corporate office building. Loan requires repayment of interest only, payable monthly commencing on March 1, 2011 through February 28, 2012; thereafter, principal and interest are payable in monthly installments based on a 25 year amortization schedule with a final balloon payment of all unpaid principal and accrued interest due January 2021. Interest is floating at LIBOR, plus 2.85% (3.03% and 3.43% at December 31, 2012 and December 31, 2011, respectively). The Company entered into an interest rate swap agreement, which matures January 2021, and fixes the interest rate at 6.63%.(E)	1,016,834	1,034,260

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

	December 31,
	2013	2012
Bulk Trident Secured Note, initial amount of $10,200,000, entered into in April 2012, for the acquisition of the m/v Bulk Trident. Loan requires repayment in 24 equal quarterly installments of $318,750 beginning in December 2012 with a balloon payment of $2,550,000 together with the last quarterly installment. Interest was fixed at 4.29% in April 2013 in conjunction with the post-delivery amendment discussed above. Interest was floating at LIBOR plus 3.5% (3.81%) at December 31, 2012.(B)(G)(J)	$8,925,000	$9,881,250
Bulk Juliana Secured Note, initial amount of $8,112,500, entered into in April 2012, for the acquisition of the m/v Bulk Juliana. Loan requires repayment in 24 equal quarterly installments of $338,021 beginning in October 2012. Interest was fixed at 4.38% in April 2013 in conjunction with the post-delivery amendment discussed above. Interest was floating at LIBOR plus 3.75% (4.07%) at December 31, 2012.(B)(G)(K)	6,422,395	7,774,479
Bulk Nordic Odyssey and Bulk Nordic Orion Loan Agreement, initial amount of $40,000,000, entered into on August 6, 2012, for the acquisition of the m/v Bulk Odyssey and the m/v Bulk Orion. The agreement requires repayment in 20 quarterly installments of $1,000,000 beginning in October 2012, with an additional $1,000,000 installment payable on the 5th, 9th and 17th installment dates and a balloon payment of $17,000,000 due with the final installment. Interest is floating at LIBOR plus 3.25% (3.56% at December 31, 2013 and 2012).(F)	34,000,000	39,000,000
Bulk Atlantic Secured Note, initial amount of $8,520,000, entered into on February 18, 2013, for the acquisition of m/v Bulk Beothuk. Loan requires repayment in 8 equal quarterly installments of $90,000 beginning in May 2013, 12 equal quarterly installments of $295,000 and a balloon payment of $4,260,000 due in February 2018. Interest is fixed at 6.46%.	8,250,000	—
Bulk Providence Secured Note, initial amount of $8,000,000, entered into in May 2013, for the acquisition of m/v Bulk Providence. Loan requires repayment in 8 equal quarterly installments of $120,000, 16 equal quarterly installments of $190,000 and a balloon payment of $4,000,000 due in July 2019. Interest is fixed at 4.38%.(G)	7,760,000	—
Bulk Liberty Secured Note, initial amount of $5,685,000, entered into on July 2013, for the acquisition of m/v Bulk Liberty. Loan requires repayment in 19 equal quarterly installments of $149,605 beginning in January 2014 and a balloon payment of $2,842,505 due in February 2018. Interest is fixed at 7.06%.(A)(D)	5,685,000	—

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

	December 31,
	2013	2012
Bulk Phoenix Secured Note, initial amount of $10,000,000, entered into in May 2013, for the acquisition of m/v Bulk Newport. Loan requires repayment in 7 equal quarterly installments of $216,667 and 16 equal quarterly installments of $416,667 with a balloon payment of $1,816,659 due in July 2019. Interest is fixed at 5.09%.(B)(G)	$9,783,334	$—
Total	100,759,063	82,955,489
Less: current portion	16,065,483	13,390,382
Long term debt	$84,693,580	$69,565,107

(A)	The Bulk Cajun Secured Note, the Bulk Discovery Secured Note, the Bulk Atlantic Secured Note and the Bulk Liberty Secured Note are cross-collateralized by the vessels Bulk Discovery, Bulk Cajun, Bulk Beothuk and Bulk Liberty and are guaranteed by the Company.
(B)	The Bulk Pangaea Secured Note, the Bulk Patriot Secured Note, the Bulk Juliana Secured Note, the Bulk Trident Secured Note, the Bulk Providence Secured Note and the Bulk Newport Secured Note are cross-collateralized by the vessels Bulk Pangaea, Bulk Patriot, Bulk Juliana, Bulk Trident, Bulk Providence and Bulk Phoenix and are guaranteed by the Company.
(C)	The Bulk Pangaea Secured Note and the Bulk Patriot Secured Note contain financial covenants that, among other things, limit the Company’s consolidated leverage ratio, as defined; requires the Company to maintain a minimum consolidated net worth, as defined; requires the Company to maintain a minimum consolidated debt service coverage ratio, as defined; and requires the Company to maintain a consolidated minimum liquidity, as defined.
(D)	The Bulk Discovery Secured Note, the Bulk Cajun Secured Note, the Bulk Atlantic Secured Note and the Bulk Liberty Secured Note contain financial covenants that require the Company to maintain a minimum consolidated net worth, and require the Company to maintain a minimum EBITDA to fixed charges ratio tested annually, as defined. In addition, these notes contain other Company and vessel related covenants that, among other things, restrict changes in management and ownership of the vessel, declaration of dividends, further indebtedness and mortgaging of a vessel without the bank’s prior consent. It also requires minimum collateral maintenance, which is tested at the discretion of the lender.
(E)	The Construction Loan is collateralized by all real estate located at 109 Long Wharf, Newport, RI, as well as personal guarantees from the Founders and a corporate guarantee of the Company. The Company was also required to provide a cash deposit as collateral for the note, which was classified in other non-current assets as of December 31, 2011 in the consolidated balance sheet. At completion of the construction in April 2012, the cash deposit was released to the Company. The Construction Loan contains one financial covenant that requires the Company to maintain a minimum debt service coverage ratio.
(F)	The Bulk Nordic Orion and the Bulk Nordic Odyssey Loan Agreement (“the Agreement”), is secured by first preferred mortgages on the m/v Bulk Orion and the m/v Bulk Odyssey, the assignment of the earnings, insurances and requisite compensation of the two entities, and by guarantees of their shareholders. Additionally, the Agreement contains one financial covenant that requires the Company to maintain minimum liquidity in addition to a collateral maintenance ratio clause which requires the aggregate fair market value of the vessel plus the net realizable value of any additional collateral previously provided to remain above defined ratios.
(G)	This secured note may require mandatory additional principal payments based on the operating cash flows of the related vessel.
(H)	The Bulk Pangaea Secured Note was amended in April 2013. Amendments included the extension of the loan maturity date to January 2017 and the conversion of the interest rate from a floating variable rate to a fixed interest rate of 3.96%.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 10 — SECURED LONG-TERM DEBT  – (continued)

(I)	The Bulk Patriot Secured Note was amended in April 2013 resulting in the conversion of the interest rate from a floating variable rate to a fixed interest rate of 4.01%.
(J)	The Bulk Trident Secured Note was amended in April 2013 resulting in the conversion of the interest rate from a floating variable rate to a fixed interest rate of 4.29%.
(K)	The Bulk Juliana Secured Note was amended in April 2013 resulting in the conversion of the interest rate from a floating variable rate to a fixed interest rate of 4.38%.

The Secured Notes as outlined above also contain collateral maintenance ratio clauses. If the Company encountered a change in financial condition which, in the opinion of the lender, is likely to affect the Company’s ability to perform its obligations under the loan facility, the Company’s credit agreement could be cancelled at the lender’s sole discretion. The lender could then elect to declare the indebtedness, together with accrued interest and other fees, to be immediately due and payable, and proceed against any collateral securing such indebtedness. As of December 31, 2013 and 2012, the Company was in compliance with all required covenants.

The future minimum annual payments under the debt agreements are as follows:

Years ending December 31,
2014	$16,065,483
2015	16,506,108
2016	17,909,321
2017	27,201,673
2018	15,136,255
Thereafter	7,940,223
$100,759,063

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST

Common stock

The Company has 199,829 shares of common stock ($1.00 par value) authorized, of which 87,329 shares were issued to the Founders at inception, for aggregate proceeds of $600,000 (or $6.87 per share). The balance of authorized common shares (112,500 shares) has been reserved for issuance upon conversion of preferred shares to common.

Dividends on common stock are recorded when declared by the Board of Directors.

Convertible redeemable preferred stock

The Company has authorized 112,500 shares of convertible redeemable preferred stock ($1,000 par value) of which 89,114 shares and 64,047 shares were outstanding at December 31, 2013 and 2012, respectively.

The characteristics of the convertible redeemable preferred stock include:

Ranking:  The convertible redeemable preferred stock ranks senior to the common stock with respect to payment of dividends and amounts upon liquidation, dissolution, or winding up.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Dividends:  Annual dividends declared are paid on a preferential basis to the holders of the convertible redeemable preferred stock. The amount of the dividend is equal to the higher of (i) 8% of the outstanding preferred shares, or (ii) the total dividends declared by the Company multiplied by the ratio of convertible redeemable preferred stock to the total weighted common and convertible redeemable preferred stock outstanding (“the formula”). The preferred dividends are cumulative, such that all accrued and unpaid preferred dividends must be paid before any dividends can be paid to the common shareholders. Additionally, the convertible redeemable preferred stock is participating in dividends with the common shareholders.

Liquidation Preference:  Upon any liquidation, dissolution, or winding up of the Company, the holders of the convertible redeemable preferred stock are entitled to receive, prior and in preference to any distribution or payment made to holders of common stock, an amount equal to the greater of (i) an aggregate preference amount of all of the shares held by such holder, and (ii) the amount that such holder would be entitled to receive in connection with an applicable liquidation event had such holder converted all shares then held by such holder into common stock immediately prior to such event.

Upon a Change in Control:  The holders of the convertible redeemable preferred stock are entitled to receive a cash payment from the Company based on what they would have received had they converted their convertible redeemable preferred stock to common stock.

Voting Rights:  The holders of the convertible redeemable preferred stock are entitled to vote on all matters submitted to the shareholders on a basis consistent with that of the common stock shareholders. During any period in which the investors own less than 20% of the common shares outstanding, the Company is restricted from taking certain actions without the prior written consent of the investors. Furthermore, during any period in which the investors own 20% or more of the common shares outstanding, the Company is also restricted from taking certain actions without the prior written consent of the investors.

Conversion:  The convertible redeemable preferred stock automatically converts to common stock upon a qualified public offering. After the initial restructuring, or at the request of the convertible redeemable preferred stockholders upon certain events as defined, the convertible redeemable preferred stock will convert to common stock based on a predetermined calculation. The calculation grants one share of common stock for each share of convertible redeemable preferred stock at a conversion price of $1,000 per share, and provides for additional common stock for any accrued preferred dividends granted by the Company.

During 2012 the Company amended the convertible redeemable preferred stockholder agreement to revise the conversion price to $916.07 per share. The Company accounted for the reduction in the conversion price as a modification. As a result, the increase in the value of the conversion option of approximately $1,372,000 was accounted for as a preferred stock discount with a corresponding increase in additional paid-in-capital. The preferred stock discount was amortized as a dividend at the measurement date, resulting in a decrease in retained earnings.

Redemption:  If a qualified public offering does not occur by December 31, 2013 (which was changed to December 31, 2014 subsequent to the balance sheet date), and based on the level of investment made by the investors at such time, the investors can require the Founders to repurchase all (or a portion, depending on the circumstances) of the outstanding preferred shares. Proceeds used to affect such redemption may come from various sources including, but not limited to, the liquidation of the Company. Additional circumstances under which the convertible redeemable preferred stock would be redeemed include a change of control, receipt of Key Man Life insurance proceeds or an Event of Noncompliance, as defined.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Convertible redeemable preferred stock transactions during the years ended December 31, 2013 and 2012 were as follows:

During 2011, the Company issued 1,430.113 shares of convertible redeemable preferred stock as payment of accrued preferred stock dividends declared in 2010. There was no difference between the fair value of the convertible redeemable preferred stock and the carrying value of the dividend payable at the date of issuance.

Also during 2011, the Company issued 6,150 shares of convertible redeemable preferred stock on various dates for gross proceeds of $6,150,000, less issuance costs of approximately $77,000. The excess (deficiency) of the proceeds from issuance over the fair value of the convertible redeemable preferred stock was recorded as an (increase) decrease in retained earnings.

In 2012, the Company issued 20,564 shares of convertible redeemable preferred stock for gross proceeds of $20,564,000, less issuance costs of approximately $256,000. The excess of the fair value of the convertible redeemable preferred stock over the issuance price, approximately $5,211,000, is recorded as a reduction in retained earnings.

In 2012, the Company also issued 1,852.885 shares of convertible redeemable preferred stock as payment of certain accrued preferred stock dividends declared in 2011. In addition, the Company paid $1,000,000 cash and issued 4,325 shares of convertible redeemable preferred stock in settlement of certain accrued common stock dividends declared in 2008 and as a payment in-kind of certain common stock dividends declared in 2012. The excess of the carrying amount of the accrued dividends over the fair value of the convertible redeemable preferred stock of approximately $1,185,050 was recorded as a reduction in retained earnings.

Also in 2012, the Company issued 5,675.000 shares of convertible redeemable preferred stock as a partial repayment of the $10 million shareholder loan made in 2011. There was no excess of carrying value of the loan payable over the fair value of the convertible redeemable preferred stock at issuance date.

Additionally, during 2012 the Company issued 6,000.000 shares of convertible redeemable preferred stock in settlement of certain accrued common stock dividends declared during the year. There was no excess of carrying value of the dividend payable over the fair value of the convertible redeemable preferred stock at issuance date.

In January 2013, the Company issued 167.309 shares of convertible redeemable preferred stock as payment of certain accrued preferred stock dividends declared in 2012. The excess of the carrying amount of the accrued dividends over the fair value of the convertible redeemable preferred stock of approximately $45,843 was recorded as a decrease in retained earnings.

In January, April and October of 2013, the Company issued a total of 3,000.00 shares of convertible redeemable preferred stock as final repayment of the $11 million shareholder loan made in 2012. The excess of carrying value of the loan payable over the fair value of the convertible redeemable preferred stock was $1,429,217. Of this amount, $1,261,797 was recorded as a reduction in retained earnings and $167,420 was recorded as a decrease in additional paid-in capital.

At various dates during 2013, the Company issued 21,899.181 shares of convertible redeemable preferred stock for gross proceeds of $21,899,181, less issuance costs of approximately $274,000. The excess of the fair value of the convertible redeemable preferred stock over the issuance price was $7,517,915. Of this amount, $7,105,607 was recorded as a reduction in retained earnings and $412,308 was recorded as a decrease in additional paid-in capital. The beneficial conversion feature of the convertible redeemable preferred stock resulted in an aggregate reduction in retained earnings totaling $4,927,423 and $4,584,272 for the years ended December 31, 2013 and 2012, respectively.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Dividends

During 2012, the Company declared a special $9,100,000 common stock dividend. The preferred shareholders pro rata share of the dividend was less than 8% of the weighted preferred shares outstanding. Accordingly, the preferred shareholders were entitled to their pro rata share of the common stock dividend, which amounted to approximately $4,021,000 and an additional 8% convertible redeemable preferred stock dividend catch-up in the amount of $167,305. A total of $6,272,057 was recorded as a decrease in additional paid-in capital. The remaining $2,827,943 was recorded as a reduction in retained earnings.

The Company declared a $6,000,000 common stock dividend in 2012 which was paid in-kind during the 2012 fiscal year and recorded as a decrease in retained earnings. In 2011, the Company declared a convertible redeemable preferred stock dividend of approximately $1,853,000 which was paid in-kind during the 2012 fiscal year.

On December 31, 2013, the Company declared a common stock dividend of $12,700,000 ($145.43 per share), of which $4,544,730 was recorded as a decrease in additional paid-in capital, reducing the balance to zero, and the remainder, $8,155,270 was recorded as a reduction in retained earnings. The preferred shareholders’ pro rata share of the dividend was more than 8% of the weighted average preferred shares outstanding. Accordingly, the preferred shareholders were entitled to their pro rata share of the common stock dividend, which amounted to approximately $6,288,000.

Prior to the January 2013 Transaction, Odyssey and Orion declared dividends totaling $2,162,938 in order to distribute all retained earnings, of which $1,081,469 (50%) eliminates in consolidation. The remaining amount payable to noncontrolling interest of $904,803 is included as dividend payable in the consolidated balance sheets at December 31, 2013.

Dividends payable consist of the following:

	2008 common stock dividend	2011 convertible redeemable preferred stock dividend	2012 common stock special dividend	2012 preferred stock catch-up dividend	2012 common stock dividend	2013 common stock dividend	2013 Odyssey and Orion dividend	Total
Balance at December 31, 2011	$5,897,700	$1,852,885	$—	$—	$—	$—	$—	$7,750,585
Gross amount of dividend accrued	—	—	9,100,000	167,305	6,000,000	—	—	15,267,305
Paid in kind	(2,123,575)	(1,852,885)	(2,201,425)	—	(6,000,000)	—	—	(12,177,885)
Paid in cash	(1,000,000)	—	—	—	—	—	—	(1,000,000)
Balance at December 31, 2012	2,774,125	—	6,898,575	167,305	—	—	—	9,840,005
Gross amount of dividend accrued	—	—	—	—	—	12,700,000	1,081,469	13,781,469
Paid in kind	—	—	—	(167,305)	—	—	—	(167,305)
Paid in cash	(100,000)	—	—	—	—	—	(176,666)	(276,666)
Balance at December 31, 2013	$2,674,125	$—	$6,898,575	$—	$—	$12,700,000	$904,803	$23,177,503

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 11 — CONVERTIBLE REDEEMABLE PREFERRED STOCK, COMMON STOCK AND NON-CONTROLLING INTEREST  – (continued)

Non-controlling interest

Amounts pertaining to the non-controlling ownership interest held by third parties in the financial position and operating results of the Company’s subsidiaries and/or consolidated VIEs are reported as non-controlling interest in the accompanying consolidated balance sheets. The non-controlling ownership interest attributable to NBH amounts to approximately $1,190,000 and $2,101,000 and $1,124,000 as of December 31, 2013, 2012 and 2011, respectively. The non-controlling ownership interest attributable to NBHC and its wholly-owned shipowning subsidiaries amounts to approximately $18,660,000 and $1,101,000 at December 31, 2013 and 2012, respectively. The non-controlling interest attributable to Bulk Cajun and BVH was approximately $543,000 and $(7,000), respectively at December 31, 2013. The noncontrolling ownership interest attributable to OceanRoll amounted to approximately $10,300 at December 31, 2011. The non-controlling ownership interest attributable to SeaRoll amounted to approximately $340,000 at December 31, 2011.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

In January 2013, the Company signed a shipbuilding contract for the construction of four Ice Class 1A panamax vessels at $32,600,000 each, at which time deposits of $6,520,000 were placed for each of the first two vessels, which are expected to be delivered in the fourth quarter of 2014 and the first quarter of 2015. In February 2013 the Company placed a deposit of $6,520,000 on the third vessel, which is expected to be delivered in the first quarter of 2015. In June 2013, the Company placed a deposit of $6,520,000 on the fourth vessel, which is expected to be delivered in the first quarter of 2016. The second installments of 10% of the purchase price become due and payable upon keel-laying of the vessel. The third installments of 10% are due and payable upon launching of the vessels and the balance is due upon delivery of the vessels. The Company expects to finance these payments with commercial financing.

In December 2013, the Company entered into shipbuilding contracts for the construction of two ultramax vessels for $28,950,000 each, at which time deposits of $2,895,000 were placed by two wholly-owned subsidiaries of the newly formed Nordic Bulk Ventures Holding Company Ltd. (“BVH”). The second installments of 5% are due and payable on December 2, 2014. The third installments of 5% are due and payable upon keel laying of the vessels. The fourth installments of 10% are due and payable upon launching of the vessels and the balance is due upon delivery of the vessels. The Company expects to finance these payments with commercial financing.

In November 2013, the Company signed memoranda of agreements to purchase the m/v Nordic Bothnia (“Bothnia”) and the m/v Nordic Barents (“Barents”) for a total of $15,000,000. Deposits of $750,000 were made for each vessel, and the balance of $13,500,000 was paid on delivery. In conjunction with the purchase, NBC entered into a secured Term Loan Facility of $13,000,000 in two tranches of $6,500,000 which were drawn in conjunction with the delivery of the vessels from the seller. The Bothnia was delivered to the Company on January 23, 2014 and the Barents was delivered to the Company on March 7, 2014.

The Company is subject to certain asserted claims arising in the ordinary course of business. The Company intends to vigorously assert its rights and defend itself in any litigation that may arise from such claims. While the ultimate outcome of these matters could affect the results of operations of any one year, and while there can be no assurance with respect thereto, management believes that after final disposition, any financial impact to the Company would not be material to its consolidated financial position, results of operations, or cash flows.

Pangaea Logistics Solutions Ltd.

Notes to Consolidated Financial Statements

NOTE 13 — SUBSEQUENT EVENTS

The Company evaluated subsequent events or transactions through May 5, 2014, which is the date these financial statements were available to be issued.

Effective January 1, 2014, the shareholders of the Company implemented a management ownership plan (the “Plan”). Under the Plan, the Founders agreed to contribute common stock to a newly established partnership (“the Partnership”) in exchange for Partnership interests. The Partnership may, in its sole discretion, issue profit interests of the Partnership to employees of the Company and its subsidiaries. No such interests have been issued to date.

In March 2014, the Company committed to a plan to sell two of its vessels. The m/v Bulk Providence is less suitable to the Company and its customers due to its size, and both it and the m/v Bulk Liberty are believed to have market values that are significantly higher than the related outstanding debt. The proceeds of the sales will be used to finance the newbuilding program and/or to acquire more suitable tonnage. A memorandum of agreement has not been signed as of the date noted above, but the Company expects to execute such an agreement for the m/v Bulk Providence in the near future. No negotiations have taken place with respect to the m/v Bulk Liberty.

In February 2014, Bulk Nordic Oshima Ltd. (“Bulk Oshima”) and Bulk Nordic Olympic Ltd. (“Bulk Olympic”) were organized under the laws of Bermuda for the purpose of owning new Ice class 1A Panamax vessels under construction. Bulk Oshima and Bulk Olympic are wholly-owned subsidiaries of NBHC.

On April 30, 2014, the Company changed its name to Pangaea Logistics Solutions Ltd. and entered into a merger agreement with Quartet Merger Corp.

Execution Copy

AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

QUARTET MERGER CORP.,

QUARTET HOLDCO LTD.,

QUARTET MERGER SUB, LTD.,

PANGAEA LOGISTICS SOLUTIONS LTD.

AND

THE SECURITYHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD.

DATED AS OF APRIL 30, 2014

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of April 30, 2014, by and among Quartet Merger Corp., a Delaware corporation (“Quartet”), Quartet Holdco Ltd., a Bermuda company and wholly owned subsidiary of Quartet (“Holdco”), Quartet Merger Sub, Ltd., a Bermuda company and wholly owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd., a Bermuda company (“Company”), each of the persons or entities listed under the caption “Signing Securityholders” on the signature page hereof for the limited purpose of the sections of this Agreement (as defined below) identified on such page, such persons being the holders of all of the issued share capital of the Company (each a “Stockholder” and collectively the “Stockholders”). The term “Agreement” as used herein refers to this Agreement and Plan of Reorganization, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and the Quartet Schedule, as defined in the preambles to Articles II and III hereof, respectively).

RECITALS

A. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), the Companies Act, 1981 of Bermuda (the “Companies Act”) and other applicable law, Quartet and the Company intend to enter into a business combination transaction by means of (i) a merger of Quartet with and into Holdco, with Holdco surviving the merger and becoming the public company (the “Redomestication Merger”) and (ii) a merger of Merger Sub with and into the Company, with the Company being the surviving entity and becoming a wholly owned subsidiary of Holdco (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”).

B. The board of directors of each of Quartet (including any committee or subgroup thereof, the “Quartet Board”), Holdco (including any committee or subgroup thereof, the “Holdco Board”), Merger Sub (including any committee or subgroup thereof, the “Merger Sub Board”) and the Company (including any committee or subgroup thereof, the “Company Board”) has determined that the Mergers are fair to, and in the best interests of, its respective company and securityholders.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (defined terms used in this Agreement are listed alphabetically in Article IX, together with the Section and, if applicable, paragraph number in which the definition of each such term is located):

ARTICLE I.
THE MERGERS

1.1. The Mergers.  At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL and the Companies Act, (i) Quartet shall be merged with and into Holdco, the separate corporate existence of Quartet shall cease and Holdco shall continue as the surviving corporation in the Redomestication Merger (“Surviving Pubco”) and (ii) Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Transaction Merger (“Surviving Corp”). At the Effective Time, the Transaction Merger shall be deemed to occur immediately prior to the Redomestication Merger.

1.2. Effective Time; Closing.  Subject to the conditions of this Agreement, as soon as practicable on or after the Closing Date (as hereinafter defined), the parties hereto shall cause (i) the Redomestication Merger to be consummated by filing a certificate of merger (the “Delaware Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL and such documents as required by the Companies Act to consummate the Redomestication Merger and obtaining a certificate of merger issued by the Registrar of Companies of Bermuda (the “Bermuda Certificate of Merger”) and (ii) the Transaction Merger to be consummated by the filing of such documents as required by the Companies Act to consummate the Transaction Merger and obtaining a certificate of merger issued by the Registrar of Companies of Bermuda (the “Bermuda Merger Sub Certificate of Merger” and together with the Delaware Certificate of Merger and the Bermuda Certificate of Merger hereinafter referred to as the “Certificates of Merger”) (the time of such filing, or such later time as may be agreed in writing by the Company and Quartet and specified in the Certificates of Merger being the “Effective Time”). Unless this Agreement shall have been terminated pursuant to Section 8.1, the consummation of the transactions contemplated by this Agreement (the “Closing”), other than the filing of the Certificates of Merger, shall take place at the offices of Graubard Miller, counsel to Quartet, 405 Lexington Avenue, New York, New York 10174 at a time and date to be specified by the parties, which shall be no later than the third (3rd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”). Closing signatures may be transmitted by facsimile or by emailed PDF file.

1.3. Effect of the Mergers.  At the Effective Time, the effect of the Mergers shall be as provided in this Agreement and the applicable provisions of the DGCL and Companies Act and other applicable provisions of law (collectively, the “Applicable Law”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all the issued and outstanding securities of Quartet shall be automatically converted into a like type and number of securities of Holdco as provided herein, (ii) all outstanding common shares, par value $1.00 per share, of the Company (“Company Common Shares”), and shares of Series A Participating Convertible Preferred Stock, par value $1.00 per share, of the Company (“Company Preferred Shares”) shall be canceled for the considerations set forth herein and (iii) all the property, rights, privileges, powers and franchises of Quartet and the Company shall vest in Surviving Pubco and Surviving Corp, respectively, and all debts, liabilities and duties of Quartet and the Company shall become the debts, liabilities and duties of Surviving Pubco and Surviving Corp, respectively.

1.4. Governing Documents.  At the Effective Time:

(a) the Memorandum of Association of Holdco shall be amended and restated as mutually agreed to by the parties prior to the Effective Time and shall become the Memorandum of Association of the Surviving Pubco;

(b) the Bye-laws of Holdco shall be amended and restated as mutually agreed to by the parties prior to the Effective Time and shall become the Bye-laws of the Surviving Pubco; and

(c) the Bye-laws of the Company shall be amended and restated as mutually agreed to by the parties prior to the Effective Time and shall become the Bye-laws of the Surviving Corp.

1.5. Conversion of Securities.

(a) Redomestication Merger.  Subject to the terms and conditions of this Agreement, the following shall occur in the Redomestication Merger:

(i) Each share of common stock, par value $0.0001 per share, of Quartet issued and outstanding immediately prior to the Effective Time (“Quartet Common Stock”) will be automatically converted (subject to Section 1.5(c)) into one common share of Holdco (“Holdco Shares”) and the holders thereof shall cease to have any further rights as holders of Quartet Common Stock. Each certificate that evidenced Quartet Common Stock immediately prior to the Redomestication Merger (“Quartet Common Certificate”) shall entitle the holder to the applicable number of Holdco Shares into which the Quartet Common Stock is convertible according to this Section 1.5(a)(i); provided, however, that each Quartet Common Certificate owned by holders who have validly elected to receive a portion of the proceeds held in Quartet’s Trust Fund (as defined in Section 3.25 hereof) shall entitle the holder thereof to receive only such portion of the Trust Account as provided for in Quartet’s Charter Documents (as defined below).

(ii) Each right of Quartet entitling the holder to automatically receive one-tenth ( 1/10) of a share of Quartet Common Stock upon consummation of the Mergers issued and outstanding immediately prior to the Effective Time (“Quartet Rights”) will automatically be converted (subject to Section 1.5(c)) into one-tenth ( 1/10) of a Holdco Share. Each certificate that evidenced Quartet Rights immediately prior to the Redomestication Merger (“Quartet Rights Certificate” and together with the Quartet Common Certificates, the “Quartet Certificates”) shall entitle the holder to the applicable number of Holdco Shares into which the Quartet Rights are convertible according to this Section 1.5(a)(ii).

(iii) The unit purchase options of Quartet (the “Quartet UPOs”) issued and outstanding immediately prior to the Effective Time, entitling the holders thereof to purchase an aggregate of 420,000 units of Quartet (“Quartet Units”) for $11.75 per Quartet Unit, each such Quartet Unit consisting of one share of Quartet Common Stock and one Quartet Right, shall remain outstanding immediately following the Effective Time but shall be deemed to have been converted and to represent an option to purchase 1.1 Holdco Share (for $11.75 per share, or effectively $10.68 per share), for an aggregate of 462,000 Holdco Shares, on the same terms existing under the Quartet UPOs immediately prior to the Effective Time.

(iv) Each share of Quartet Common Stock and each Quartet Right held by Quartet or the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion or payment in respect thereof.

(v) Certificates representing the Holdco Shares issuable pursuant to Sections 1.5(a)(i) and 1.5(a)(ii) shall be issued to the holders of Quartet Certificates upon surrender of the applicable Quartet Certificates in the manner provided in Section 1.6 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.8).

(vi) All of the Holdco Shares issued to the holders of Quartet Common Stock and Quartet Rights upon consummation of the Redomestication Merger shall be deemed to have been issued in full satisfaction of all rights pertaining to the outstanding Quartet Common Stock and Quartet Rights that were outstanding immediately prior to the Effective Time and there shall be no further registration of transfers on the records of the Surviving Pubco of such shares of Quartet Common Stock or Quartet Rights.

(b) Transaction Merger.  Subject to the terms and conditions of this Agreement, the following shall occur in the Transaction Merger:

(i) At the Effective Time, by virtue of the Transaction Merger and this Agreement and without any action on the part of the Company, each Company Common Share and each Company Preferred Share issued and outstanding immediately prior to the Effective Time, together with all accrued but unpaid dividends on the Company Preferred Shares, will be canceled and the rights pertaining thereto will be automatically converted (subject to Sections 1.5(b)(ii) and 1.5(c)) into the right to receive (A) an aggregate of 28,431,372 Holdco Shares, (B) the Net Income Shares (as defined in Section 1.14) in accordance with Section 1.14, (C) the Cancellation Shares (as defined in Section 1.15) in accordance with Section 1.15, all as allocated on Schedule 1.5(b)(i), and (D) the Potential Cash Consideration (as defined below), or if the Company elects to receive an amount that is less than the Potential Cash Consideration pursuant to Section 1.5(b)(iii), (x) the Elected Cash Consideration (as defined below) and (y) an aggregate amount of Holdco Shares determined by dividing (1) the Potential Cash Consideration minus the Elected Cash Consideration by (2) $10.20. Immediately following the Transaction Merger, each certificate that evidenced Company Common Shares and Company Preferred Shares immediately prior to the Transaction Merger (“Company Certificates”) shall entitle the holder to the applicable number of Holdco Shares into which the Company Common Shares is convertible according to this Section 1.5(b)(i). At the Effective Time, by virtue of the Transaction Merger and this Agreement and without any action on the part of the Company, the Company will issue one share of common stock in the Company to Holdco.

(ii) All of the Holdco Shares issued to the holders of Company Common Shares and Company Preferred Shares upon consummation of the Transaction Merger shall be deemed to have been issued in full satisfaction of all rights pertaining to the Company Common Shares and Company Preferred Shares that were outstanding immediately prior to the Effective Time, and there shall be no further registration of transfers on the records of the Surviving Corp of such Company Common Shares or Company Preferred Shares.

(iii) The holders of Company Common Shares (after giving effect to the conversion of Company Preferred Shares described in Section 1.5(b)(i) above) shall be entitled to elect to receive up to $10,000,000 (the “Potential Cash Consideration”), which amount shall be allocated among the holders as indicated in such election. The portion of the Potential Cash Consideration that such holders have elected to receive (the “Elected Cash Consideration”) shall be payable on the Closing Date.

(c) No Fractional Shares.  No fraction of a Holdco Share will be issued by virtue of the Mergers or the transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a Holdco Share (after aggregating all fractional Holdco Shares that otherwise would be received by such holder) shall receive, in lieu of such fractional share, an amount in cash without interest determined by multiplying the closing sale price of a share of Quartet Common Stock on Nasdaq on the trading day immediately preceding the Closing Date by the fraction of a Holdco Share to which such holder would otherwise have been entitled.

(d) Adjustments to Exchange Ratios.  The number of Holdco Shares that the holders of Company Common Shares, Company Preferred Shares, Quartet Common Stock, Quartet Rights and Quartet UPOs are entitled to receive as a result of the Mergers shall be equitably adjusted to reflect appropriately the effect of (i) any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Quartet Common Stock or Company Common Shares), cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Quartet Common Stock or Company Common Shares occurring on or after the date hereof and prior to the Effective Time, and (ii) any breach or inaccuracy of either Section 2.3 or 3.3.

1.6. Exchange Procedures.

(a) Prior to the Effective Time, Holdco shall appoint Continental Stock Transfer & Trust Company (“Continental”), as agent (the “Exchange Agent”), for the purpose of exchanging the merger consideration for (i) Quartet Certificates, (ii) Company Certificates and (iii) any uncertificated shares of Quartet or the Company (the “Uncertificated Shares”). Upon surrender of the Quartet Certificates and Company Certificates and any Uncertificated Shares and delivery of a duly executed letter of transmittal, in each case to the Exchange Agent, the holders of such Quartet Certificates and Company Certificates shall receive in exchange therefor certificates representing the Holdco Shares (“Holdco Certificates”) into which their shares of Quartet Common Stock, Quartet Rights, Company Common Shares and Company Preferred Shares shall be converted at the Effective Time and the Quartet Certificates, Company Certificates and any Uncertificated Shares so surrendered shall forthwith be canceled. Holdco shall make available to the Exchange Agent, as necessary, the Holdco Certificates to be paid in respect of the Quartet Certificates, Company Certificates and the Uncertificated Shares surrendered. Until so surrendered, outstanding Quartet Certificates, Company Certificates and Uncertificated Shares will be deemed, from and after the Effective Time, to evidence only the right to receive the merger consideration to which the holder thereof is entitled pursuant to Sections 1.5(a) and 1.5(b).

(b) If certificates representing Holdco Shares are to be issued in a name other than that in which the Quartet Certificates or Company Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Quartet Certificates or Company Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer, accompanied by an instrument of transfer that is reasonably satisfactory to the Company and that the persons requesting such exchange will have paid to Holdco, or any agent designated by it, any transfer or other taxes required by reason of the issuance of certificates representing Holdco Shares in any name other than that of the registered holder of the Quartet Certificates or Company Certificates surrendered, or established to the satisfaction of Holdco or any agent designated by it that such tax has been paid or is not payable.

1.7. No Distributions Until Surrender of Certificates.  No dividends or other distributions declared or made after the date of this Agreement with respect to Holdco Shares with a record date after the Closing Date will be paid to the holders of any unsurrendered Quartet Certificates or Company Certificates with respect to the Holdco Shares to be issued upon surrender thereof until the holders of record of such Quartet Certificates or Company Certificates shall surrender such Quartet Certificates or Company Certificates. Subject to applicable law, following surrender of any such Quartet Certificates or Company Certificates with a properly completed letter of transmittal, Holdco shall promptly deliver to the record holders thereof, without interest, the Holdco Certificates representing Holdco Shares issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Closing Date theretofore paid with respect to such Holdco Shares.

1.8. Lost, Stolen or Destroyed Certificates.  In the event that any Quartet Certificates or Company Certificates shall have been lost, stolen or destroyed, Holdco shall issue in exchange for such lost, stolen or destroyed Quartet Certificates or Company Certificates, upon the making of an affidavit of that fact by the holder thereof, the certificates representing the Holdco Shares that the shares of Quartet Common Stock, Quartet Rights, Company Common Shares and Company Preferred Shares formerly represented by such Quartet Certificates or Company Certificates were converted into and any dividends or distributions payable pursuant to Section 1.7; provided, however, that as a condition precedent to the issuance of such certificates representing Holdco Shares and other distributions, the owner of such lost, stolen or destroyed Quartet Certificates or Company Certificates shall indemnify Holdco against any claim that may be made against Holdco or the Surviving Pubco with respect to the Quartet Certificates or Company Certificates alleged to have been lost, stolen or destroyed.

1.9. Tax Consequences; Required Withholding.

(a) It is intended by the parties hereto that the Mergers will qualify as tax-free transactions pursuant to Section 351 and/or Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and, by executing this Agreement, adopt a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368(a) of the United States Income Tax Regulations.

(b) Holdco and the Surviving Pubco shall each be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom under the Code, or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

1.10. Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Pubco or Surviving Corp with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Quartet and the Company, respectively, the then current officers and directors of Quartet, Holdco and Merger Sub and the officers and directors of the Company shall take all such lawful and necessary action.

1.11. Escrow.  As the sole remedy for the indemnification obligations set forth in Article VII of this Agreement, 1,100,000 of the Holdco Shares to be issued to the Stockholders pursuant to the Transaction Merger (the “Escrow Shares”) shall be deposited in escrow (the “Escrow Account”), which shall be allocated among the Stockholders in the same proportion as their proportionate share of the total Company Common Shares immediately prior to the Effective Time, all in accordance with the terms and conditions of the escrow agreement to be entered into at the Closing between Holdco, the Representative, and Continental, as escrow agent (“Escrow Agent”), substantially in the form of Exhibit A hereto (the “Escrow Agreement”). On the first anniversary of the Closing Date (the “Basic Indemnity Escrow Termination Date”), the Escrow Agent shall release 550,000 of the original number of Escrow Shares to the Stockholders, less any of such shares applied in satisfaction of a claim for indemnification pursuant to Article VII and any of such shares related to a claim that is then unresolved, in the same proportions as originally deposited into escrow. The remaining Escrow Shares (the “Environmental Indemnity Shares”) shall be available for indemnification only with respect to Environmental Indemnification Claims (each as hereinafter defined). On the second anniversary of the Closing Date (the “Environmental Indemnity Escrow Termination Date”), the Escrow Agent shall deliver the Environmental Indemnity Shares, less any of such shares applied in satisfaction of an Environmental Indemnification Claim and any of such shares related to an Environmental Indemnification Claim that is then unresolved, to each recipient in the same proportions as initially deposited in escrow. Any Escrow Shares held with respect to any unresolved claim for indemnification and not applied as indemnification with respect to such claim upon its resolution shall be delivered to such Persons promptly upon such resolution. “Environmental Indemnification Claim” means a claim for indemnification pursuant to Article VII with respect to (y) a breach of the representations and warranties set forth in Section 2.17 and (z) the matters referred in Schedule 2.17.

1.12. Quartet Representative.  Quartet hereby appoints Gregory Monahan as the representative of the holders of the Quartet Common Stock and Quartet Rights (the “Representative”) to take actions and make decisions required or permitted to be taken or made by the Representative pursuant to this Agreement or the Escrow Agreement. Acceptance of Holdco Shares by a holder of Quartet Certificates to which such holder is entitled shall be deemed acceptance by such holder of the appointment of the Representative to act in such holder’s behalf. Should the Representative resign or be unable to serve, a new Representative shall be selected by majority vote of those Persons who served on the Quartet Board immediately prior to the Effective Time. The Representative shall not be liable to recipients of Holdco Shares for any liability, loss, damage, penalty, fine, cost or expense incurred without gross negligence by the Representative while acting in good faith and arising out of or in connection with the acceptance or administration of his duties hereunder (it being understood that any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith). From and after the Effective Time, a decision, act, consent or instruction of the Representative shall be final, binding and conclusive and not subject to challenge by any recipient. Surviving Pubco and Surviving Corp are hereby relieved from any liability to any person for any acts done by Representative and any acts done by Surviving Pubco or Surviving Corp in accordance with any such decision, act, consent or instruction of the Representative. Surviving Pubco, the Surviving Corp and each of their respective Affiliates shall be entitled to rely upon, and shall be fully protected in relying upon, the power and authority of the Representative without independent investigation.

1.13. Stockholder Matters.

(a) By its execution of this Agreement, each Stockholder, in its capacity as a stockholder of the Company, hereby approves this Agreement and authorizes the Company and its directors and officers to take all actions necessary for the consummation of the Mergers and the other transactions contemplated hereby pursuant to the terms of this Agreement and its exhibits. Such execution and approval shall be irrevocable by each Stockholder.

(b) Each Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby. With respect to any Stockholder that is not an individual, the execution and delivery of this Agreement and the consummation by each Stockholder of the transactions contemplated hereby (including the Transaction Merger) have been duly and validly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder is necessary to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to Applicable Law and the terms and conditions of this Agreement. This Agreement has been duly and validly executed and delivered by each Stockholder and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of each Stockholder, enforceable against such Stockholders in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) Each Stockholder for itself only, represents and warrants as follows:

(i) that its execution and delivery of this Agreement does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a “Governmental Entity”), except (1) for applicable requirements, if any, of the Securities Act of 1933, as amended (“Securities Act”), the Securities Exchange Act of 1934, as amended (“Exchange Act”), state securities laws (“Blue Sky Laws”), and the rules and regulations thereunder, and (2) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 10.2(a)) on itself or the Company or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their material obligations under this Agreement;

(ii) it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act;

(iii) it is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under Regulation D of the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3); and

(iv) it owns the Company Common Shares and Company Preferred Shares listed on Schedule 2.3(a) as being owned by it free and clear of all Liens and has not granted to any other Person any options or other rights to buy such securities, nor has it granted any interest in such securities to any Person of any nature.

1.14. Net Income Shares.

(a) If, for the fiscal year of the Company ending December 31, 2014, the Company has Net Income equal to or greater than $27,300,000, Holdco shall issue to the Stockholders, in the aggregate, 3,431,373 Holdco Shares. For the avoidance of doubt, Net Income for the fiscal year of the Company ending December 31, 2014 shall include Net Income for the entire twelve (12) months of 2014 for the Company.

(b) If, for the fiscal year of the Company ending December 31, 2015, the Company has Net Income equal to or greater than $34,000,000, Holdco shall issue to the Stockholders, in the aggregate, 1,960,784 Holdco Shares.

(c) If, for the fiscal year of the Company ending December 31, 2016, the Company has Net Income equal to or greater than $41,000,000, Holdco shall issue to the Stockholders, in the aggregate, 1,960,784 Holdco Shares.

(d) Irrespective of whether the Company meets any of the Net Income targets set forth above in the applicable fiscal year of the Company, in the event that the Company has cumulative Net Income of $102,300,000 or more for any of the one, two or three-year periods beginning on January 1, 2014, Holdco shall issue to the Stockholders, in the aggregate, 7,352,941 Holdco Shares less the number of Holdco Shares already issued pursuant to Sections 1.14(a), (b) or (c) in accordance with Section 1.14(h), which Holdco Shares shall be issued no later than thirty (30) days after the Net Income Calculation determining that the Company’s cumulative Net Income exceeded $102,300,000 becomes conclusive and binding. If Holdco has issued Holdco Shares pursuant to Sections 1.14(a), (b) or (c), and the Company fails to meet any of the Net Income targets set forth above in subsequent fiscal years, the Stockholders issued such Holdco Shares shall have no obligation to return such issued Holdco Shares.

(e) As used herein,

(i) “Net Income” means net income of Holdco as set forth in Holdco’s audited financial statements for any applicable year, as determined in accordance with U.S. GAAP (as hereafter defined), including any net income attributable to acquisitions of vessels and any interests of Seamar Management S.A., Nordic Bulk Holding ApS or Nordic Bulk Holding Company Ltd. or any subsidiaries thereof (including for avoidance of doubt Bulk Nordic Odyssey Ltd. and Bulk Nordic Orion Ltd.) by the Company or any of the Subsidiaries following the Closing Date, and excluding any non-recurring (i.e., one-time) or extraordinary expenses of the Company or any of the Subsidiaries, such as any expenses incurred in connection with the Mergers or expenses incurred in connection with the Holdco Plan, or Quartet expenses incurred prior to the Closing that are included in Holdco’s 2014 income statement.

(ii) “Net Income Shares” means Holdco Shares issuable pursuant to this Section 1.14.

(f) Subject to compliance with Applicable Law, any Net Income Shares to be issued pursuant to this Section 1.14 shall be (i) issued automatically and without requiring approval from the Holdco Board other than approvals granted in connection with this Agreement and the Mergers, (ii) allocated among the Stockholders as set forth on Schedule 1.14(f), and (iii) automatically equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Holdco Shares), cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Holdco Shares occurring on or after the date such Net Income Shares are issued.

(g) Not later than 150 days after the fiscal year with respect to which Net Income is calculated, Holdco shall deliver to the Representative its Net Income calculation (the “Net Income Calculation”), which shall be conclusive and binding upon the parties unless the Representative, within ten Business Days after its receipt of the Net Income Calculation, notifies Holdco in writing that it disputes any of the amounts set forth therein, specifying the nature of the dispute and the basis therefore. The parties shall in good faith attempt to resolve any dispute and, if the parties so resolve all disputes, the Net Income Calculation, as amended to the extent necessary to reflect the resolution of the dispute, shall be conclusive and binding on the parties. If the parties do not reach agreement in resolving the dispute within ten Business Days after notice is given to Holdco by the Representative, the parties shall submit the dispute to an independent accounting firm which is mutually agreeable to the parties (the “Accounting Arbiter”). Within thirty 30 days of such submission, the Accounting Arbiter shall determine (it being understood that in making such determination, the Accounting Arbiter shall be functioning as an expert and not as an arbitrator), based solely on written submissions by Holdco and the Representative, and not by independent review, only those issues in dispute and shall render a written report as to the resolution of the dispute and the resulting Net Income Calculation which shall be conclusive and binding on the parties. In resolving any disputed item, the Accounting Arbiter (x) shall be bound by the provisions of this Section 1.14(g) and (y) may not assign a value to any item greater than the greatest value for such items claimed by either party or less than the smallest value for such items claimed by either party. The fees, costs and expenses of the Accounting Arbiter shall be borne by Holdco. The Representative shall be entitled to engage a firm of independent accountants to advise it with respect to the Net Income Calculation, with the reasonable fees and expenses of such firm to be paid by Holdco.

(h) Except as set forth in Section 1.14(d), Net Income Shares shall be issued to the Persons entitled to them no later than thirty (30) days after the Net Income Calculation becomes conclusive and binding for the fiscal year with respect to such Net Income Shares are earned.

1.15. Cancellation Shares.

(a) In the event that holders of Quartet Common Stock elect to receive a portion of the proceeds held in the Trust Fund instead of Holdco Shares upon consummation of the Redomestication Merger as permitted by Quartet’s Charter Documents with respect to 1,449,000 or more shares of Quartet Common Stock, the holders of Company Common Shares issued and outstanding immediately prior to the Effective Time shall be entitled to receive an additional number of Holdco Shares in the Transaction Merger (“Cancellation Shares”) equal to the product of (1) 1,932,000 and (2) one minus the quotient obtained by taking (i) the number of shares of Quartet Common Stock that have not sought to receive a portion of the proceeds held in Quartet’s Trust Fund upon consummation of the Redomestication Merger as permitted by Quartet’s Charter Documents, divided by (ii) 8,211,000, which additional Holdco Shares shall be allocated among the holders of Company Common Shares issued and outstanding immediately prior to the Effective Time in the same proportion as their proportionate share of the total Company Common Shares outstanding immediately prior to the Transaction Merger and be payable at the Effective Time. Solely for purposes of illustration and without limiting the generality of the foregoing, if 2,000,000 of the shares of Quartet Common Stock have elected to receive a portion of the proceeds held in Quartet’s Trust Fund upon consummation of the Redomestication Merger, the holders of Company Common Shares would be issued an additional 129,647 Holdco Shares in the Transaction Merger.

(b) The Quartet shareholders listed on Schedule 1.15(b) (the “Quartet Founding Shareholders”) will agree to contribute back to Holdco at the Effective Time the same number of shares to be issued to the holders of Company Common Shares pursuant to this Section 1.15(b) and Holdco shall hold such shares in treasury and shall not reissue such shares prior to the consummation of the transactions contemplated in this Agreement.

(c) Quartet agrees to (i) use its reasonable best efforts to minimize the holders of Quartet Common Stock that seek to receive a portion of the proceeds held in Quartet’s Trust Fund instead of Holdco Shares upon consummation of the Redomestication Merger and (ii) provide the Company with information necessary to calculate the number of Holdco Shares to be issued pursuant to this Section 1.15 from time-to-time and in any event as soon as such information becomes known to Quartet or its agents or representatives.

(d) Any additional Holdco Shares to be issued to the holders of Company Common Shares pursuant to this Section 1.15 shall be subject to the Lock-Up Agreements (as defined below).

1.16. Consideration Adjustment.  The parties agree to treat the transactions contemplated by Sections 1.14 and 1.15 as adjustments to the consideration to be issued in the Mergers for all income tax purposes.

1.17. Sale Restriction.  Prior to the Effective Time, each holder of Company Common Shares and Company Preferred Shares prior to the Effective Time shall enter into a Lock-Up Agreement in the form of Exhibit B (the “Lock-Up Agreement”). Holdco’s register of members and certificates evidencing Holdco Shares issued as a result of the Transaction Merger shall each include prominent disclosure or bear a prominent legend evidencing the fact that such shares are subject to such Lock-Up Agreements.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

Subject to the exceptions set forth in disclosure schedules attached hereto (the “Company Schedule”), the Company hereby represents and warrants to Quartet, Holdco and Merger Sub as follows (as used in this Article II, the term “Company” includes the Subsidiaries (as defined below), unless the context reasonably otherwise indicates):

2.1. Organization and Qualification.

(a) The Company is duly incorporated as an exempted company, validly existing and in good standing under the laws of Bermuda and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders, including those required by Maritime Guidelines (“Approvals”), necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the memorandum of association and bye-laws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company, as amended and currently in effect, have been heretofore made available to Quartet or Quartet’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(b) The Company is duly qualified or licensed to do business as a foreign corporation or company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing (or the equivalent thereof) that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified or licensed is listed in Schedule 2.1.

(c) The minute books of the Company contain true, complete and accurate records of all written minutes for meetings and written resolutions in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and shareholders (“Corporate Records”) since the time of the Company’s organization. Copies of such Corporate Records of the Company have been made available to Quartet or Quartet’s counsel. For avoidance of doubt, references to the Company in this Section 2.1(c) shall not be deemed to include references to the Subsidiaries.

(d) The stock transfer and ownership records of the Company contain true, complete and accurate records of the securities ownership as of the date of such records and the transfers involving the capital stock and other securities of the Company since the time of the Company’s incorporation. Copies of such records of the Company have been made available to Quartet or Quartet’s counsel. For avoidance of doubt, references to the Company in this Section 2.1(d) shall not be deemed to include references to the Subsidiaries.

2.2. Subsidiaries.

(a) The Company has no direct or indirect subsidiaries or participations in joint ventures or other entities other than those listed in Schedule 2.2 (the “Subsidiaries”). Except as set forth in Schedule 2.2, the Company owns all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens (as defined in Section 10.2(e)) other than Permitted Liens, either directly or indirectly through one or more other Subsidiaries. There are no outstanding options, warrants or other rights to purchase securities of any Subsidiary. Except for the Subsidiaries, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and the Company has not agreed and is not obligated to make nor is bound by any written or oral agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Each Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation (as listed in Schedule 2.2) and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation (as listed in Schedule 2.2) and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each Subsidiary is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been made available to Quartet or Quartet’s counsel. No Subsidiary is in violation in any material respect of any of the provisions of its Charter Documents.

(c) Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

(d) The minute books of each Subsidiary contain true, complete and accurate records of all written minutes for meetings and written consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders, except where the failure to be true, complete and accurate could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Copies of the Corporate Records of each Subsidiary have been heretofore made available to Quartet or Quartet’s counsel.

2.3. Capitalization.

(a) The authorized share capital of the Company consists of 199,829 Company Common Shares, of which 87,329 shares are issued and outstanding as of the date of this Agreement, and 112,500 Company Preferred Shares, of which 89,113.89 shares are designated as convertible preferred stock and are issued and outstanding as of the date of this Agreement, all of which shares are validly issued, fully paid and nonassessable. Other than Company Common Shares and Company Preferred Shares, the Company has no class or series of securities authorized by its Charter Documents. Schedule 2.3(a) hereto contains a list of all of the stockholders of the Company, the number of Company Common Shares and Company Preferred Shares owned, or to be owned at the time of the Closing, by each shareholder and each shareholder’s state or province of residence. As of the date of this Agreement, the Company has no outstanding options to purchase Company Common Shares or outstanding warrants or other rights or derivative securities to purchase Company Common Shares. All outstanding Company Common Shares have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Company Contracts (as defined in Section 2.20).

(b) Except as set forth in Schedule 2.3(b) hereto, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(c) Except as contemplated by this Agreement and except as set forth in Schedule 2.3(c) hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other similar agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company.

(d) Except as set forth in Schedule 2.3(d), no outstanding Company Common Shares are unvested or subjected to a repurchase option, risk of forfeiture or other condition under any applicable agreement with the Company.

(e) The common share of the Company to be issued by the Company to Holdco in connection with the Transaction Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such share will be fully paid and nonassessable.

(f) Except as provided for in this Agreement or as set forth in Schedule 2.3(f), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options or other securities of the Company are issuable and no rights in connection with any shares, warrants, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

2.4. Authority Relative to this Agreement.  The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Transaction Merger). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Transaction Merger) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by the Company Board, subject in all cases (i) to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI, and (ii) approval of the Transaction Merger by the Stockholders), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to Applicable Law and the terms and conditions of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.5. No Conflict; Required Filings and Consents.  Except as set forth in Schedule 2.5 hereto:

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents, (ii) assuming the accuracy of the representations and warranties of Quartet, Holdco and Merger Sub set forth in Section 3.5, conflict with or violate any Legal Requirements (as defined in Section 10.2(b)), (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s or any Subsidiary’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any Subsidiary pursuant to, any Company Contracts or (iv) result in the triggering, acceleration or increase of any payment to any Person pursuant to any Company Contract, including any “change in control” or similar provision of any Company Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on the Company.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or other third party (including lenders and lessors), except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (ii) for the filing of any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), if required upon advice of counsel, and the expiration of the required waiting period thereunder, (iii) the consents, approvals, authorizations and permits described in Schedule 2.5 and (iv) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or, after the Closing, the Surviving Corp, or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.6. Compliance.  Except as disclosed in Schedule 2.6 during the three year period prior to the date of the Closing, the Company and its Subsidiaries has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor its Subsidiaries is in violation of any term of any Company Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. No representation or warranty is given under this Section 2.6 with respect to ERISA, Taxes or Environmental Laws, which matters are covered exclusively under Sections 2.11, 2.16 and 2.17, respectively.

2.7. Financial Statements; Internal Controls.

(a) The Company has provided to Quartet a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended December 31, 2013 and 2012 (the “Audited Financial Statements”). The Audited Financial Statements were prepared in accordance with generally accepted accounting principles of the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated.

(b) The books of account, minute books, stock certificate books and register of members and other similar books and records of the Company have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(c) The Company maintains disclosure controls and procedures over financial reporting, and such disclosure controls and procedures are designed to ensure that material information concerning the Company is made known to its principal executive officer and principal financial officer, as appropriate.

2.8. No Undisclosed Liabilities.  Except as set forth in Schedule 2.8 hereto, the Company and its Subsidiaries have no liabilities (absolute, accrued, contingent, or otherwise) of a nature required under U.S. GAAP, as in effect on the date of this Agreement, to be disclosed on a balance sheet or in the related notes to financial statements that are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its Subsidiaries, except such liabilities (i) liabilities or obligations disclosed and provided for in the Audited Financial Statements or in the notes thereto, (ii) arising in the ordinary course of the Company’s business since December 31, 2013 or (iii) incurred in connection with the transactions contemplated by this Agreement, none of which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

2.9. Absence of Certain Changes or Events.  Except as set forth in Schedule 2.9 hereto and except as contemplated by this Agreement, since December 31, 2013 until the date hereof, there has not been: (i) any Material Adverse Effect on the Company and its Subsidiaries, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s stock, or any purchase, redemption or other acquisition by the Company of any of the Company’s capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company’s capital stock, (iv) any granting by the Company or its Subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice or pursuant to any Plans (as defined in Section 2.11(a)), or any granting by the Company or any of its Subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its Subsidiaries into any currently effective employment, severance, termination or indemnification agreement, (v) any material change by the Company or any of its Subsidiaries in its accounting methods, principles or practices, (vi) any issuance of capital stock of the Company, (vii) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business, (viii) any incurrence of debt by the Company other than debt in the ordinary course of business or (ix) any agreement, whether written or oral, to do any of the foregoing.

2.10. Litigation.  Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that could have a Material Adverse Effect on the Company.

2.11. Employee Benefit Plans.

(a) Schedule 2.11(a) lists all material employee compensation, incentive, fringe or benefit plans, programs, policies, or other arrangements (whether or not set forth in a written document), other than any plan, program, policy or other arrangement sponsored by a Government Entity, covering any active or former employee, director or consultant of the Company or any of its Subsidiaries, or any trade or business (whether or not incorporated) which is under common control with the Company or any of its Subsidiaries, with respect to which the Company has liability (individually, a “Plan,” and, collectively, the “Plans”). All Plans have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any applicable Legal Requirements. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or, to the knowledge of the Company, is threatened, against or with respect to any Plan. There are no material audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by any governmental agency with respect to any Plan. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued in all material respects. Neither the Company nor any of its Subsidiaries have any binding commitment to establish or enter into any new Plan or to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Quartet in writing, or as required by this Agreement).

(b) Except as provided pursuant to Article I of this Agreement or disclosed in Schedule 2.11(b) hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, bonus or otherwise) becoming due to any director or employee of the Company and its Subsidiaries under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

(c) No material liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) has been incurred by the Company or any of its Subsidiaries that has not been satisfied in full and no event has occurred and, to the Company’s knowledge, no condition exists that could reasonably be likely to result in the Company or any of its Subsidiaries incurring a material liability under Title IV of ERISA. No Plan is a defined benefit pension plan or is subject to Section 302 or Title IV of ERISA or Section 412 of the Code. No Plan is a multiemployer plan within the meaning of Section 3(37) of ERISA or a multiple employer welfare arrangement as defined in Section 3(40) or ERISA.

2.12. Labor Matters.

(a) Except as set forth on Schedule 2.12(a), the Company and its Subsidiaries are not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company and its Subsidiaries nor, to the Company’s knowledge, are there any activities or proceedings of any labor union to organize any such employees. There are no pending grievance or similar proceedings involving the Company and its Subsidiaries and, to the Company’s knowledge, any of its employees who are subject to a collective bargaining agreement or other labor union contract, and there are no continuing obligations of the Company and its Subsidiaries pursuant to the resolution of any such proceeding that is no longer pending.

(b) Except as set forth on Schedule 2.12(b), there are no material written agreements between the Company and its Subsidiaries and any of their employees or individual contractors that their employment or services will be for any particular length that cannot be terminated at any time, subject to any applicable notice period prescribed therein. To the Company’s knowledge, none of its officers or key employees currently intends to terminate his or her employment with the Company or any of its Subsidiaries. The Company and its Subsidiaries are in compliance in all material respects and, to the Company’s knowledge, each of the Company’s and its Subsidiaries’ employees and individual contractors is in compliance in all material respects, with the terms of the respective employment and service agreements between the Company or its Subsidiaries and such individuals, except, in each case, where noncompliance would not reasonably be likely to result in the Company or any of its Subsidiaries incurring a material liability. Except as otherwise disclosed in Schedule 2.12(b), there are no material oral or informal arrangements, commitments or promises between the Company or its Subsidiaries and any officers or key employees of the Company or its Subsidiaries that have not been documented as part of the formal written agreements between any such individuals and the Company or its Subsidiaries and made available to Quartet.

(c) The Company and its Subsidiaries are in compliance in all material respects with all Legal Requirements applicable to its employees, including all applicable labor and employment provisions included in the Maritime Guidelines, respecting employment, employment practices, terms and conditions of employment and wages and hours and is not liable for any material arrears of wages or penalties with respect thereto. The Company’s and its Subsidiaries’ obligations to provide statutory severance pay to their employees are fully funded or accrued on the Audited Financial Statements and the Company has no knowledge of any circumstance that is reasonably likely to give rise to any valid claim by a current or former employee for compensation on termination of employment (beyond the statutory severance pay to which employees are entitled) that would reasonably likely to result in the Company or any of its Subsidiaries incurring a material liability. Except as would not reasonably be expected in the Company or any of its Subsidiaries incurring a material liability, there are no pending, or to the Company’s knowledge, threatened or reasonably likely claims or actions against the Company or any of its Subsidiaries by any employee in connection with such employee’s employment or termination of employment by the Company or any of its Subsidiaries.

(d) Except as would not reasonably be expected in the Company or any of its Subsidiaries incurring a material liability, no employee or former employee of the Company or any of its Subsidiaries is owed any wages, benefits or other compensation for past services (other than wages, benefits and compensation accrued in the ordinary course of business during the current pay period and any accrued benefits for services, which by their terms or under applicable law, are payable in the future, such as accrued vacation, recreation leave and severance pay).

2.13. Restrictions on Business Activities.  Except as disclosed in Schedule 2.13 hereto, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its Subsidiaries or their assets or to which the Company or its Subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or its Subsidiaries, any acquisition of property by the Company or its Subsidiaries or the conduct of business by the

Company or its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries.

2.14. Title to Property.

(a) All real property and vessels owned by the Company and its Subsidiaries (including improvements and fixtures thereon, easements and rights of way) are shown or reflected on the balance sheet of the Company included in the Audited Financial Statements and are listed on Schedule 2.14(a) hereto. Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company, and except for vessels that are either undergoing or are en route to a location for refurbishment, repair or maintenance, with respect to each vessel owned or operated by the Company and/or one of its Subsidiaries, such vessels are in satisfactory operating condition for the purpose and in the waters in which such vessels are working as of the date of this Agreement or, if not working on the date or this Agreement, for the purpose and in the waters where it performed its most recently completed customer work.

(b) The Company and/or one of its Subsidiaries has good, valid and marketable fee simple title to the real property identified on Schedule 2.14(a) as being owned by such entity, subject to Permitted Liens, and except as set forth in the Audited Financial Statements, Permitted Liens or as identified on Schedule 2.14(b) hereto, all of such owned real property is held free and clear of (i) all leases, licenses and other rights to occupy or use such real property and (ii) all Liens, rights of way, easements, restrictions, exceptions, variances, reservations, covenants or other title defects or limitations of any kind. Schedule 2.14(b) hereto also contains a list of all options or other contracts under which the Company and its Subsidiaries have a right to acquire or the obligation to sell any interest in real property.

(c) Except as otherwise disclosed on Schedule 2.14(c), all leases of real property held by the Company and its Subsidiaries (“Real Property Leases”), and all material personal property and other material property and assets of the Company and its Subsidiaries owned, used or held for use in connection with the business of the Company and its Subsidiaries (the “Personal Property”) are shown or reflected on the balance sheet included in the Audited Financial Statements, to the extent required by U.S. GAAP, as of the dates of such Audited Financial Statements, other than those entered into or acquired on or after the date of the Audited Financial Statements in the ordinary course of business. Schedule 2.14(c) hereto contains a list of all Real Property Leases and material Personal Property held by the Company and its Subsidiaries (other than leases of vehicles (including vessels), office equipment, or operating equipment made in the ordinary course of business). The Company and its Subsidiaries have good and marketable title to the material Personal Property owned respectively by each such entity, and all such material Personal Property is in each case held free and clear of all Liens, except for Permitted Liens and Liens disclosed in the Audited Financial Statements or in Schedule 2.14(c) hereto, none of which Liens is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries.

(d) All Real Property Leases and leases pursuant to which the Company and/or its Subsidiaries lease from others Personal Property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or its Subsidiaries or, to the Company’s knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries.

2.15. Vessels; Maritime Matters.

(a) Schedule 2.15(a) sets forth a complete list of all vessels owned by the Company or any of its Subsidiaries (the “Owned Vessels”), including the name, registered owner, capacity (gross tonnage or deadweight tonnage, as specified therein), year built, classification society, IMO number and flag state. As of the date hereof, neither the Company nor any Subsidiary leases or charters-in pursuant to a leaseback or charter arrangements (the “Leased Vessels” and together with the Owned Vessels, the “Vessels”) any vessel for a period longer than nine (9) months. Except as set forth on Schedule 2.15(a), each Vessel is operated in compliance with all Maritime Guidelines, except where such failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each of the Company’s Subsidiaries, as applicable, is qualified to own and operate the applicable Owned Vessel under Applicable Law, including the laws of each Owned Vessel’s flag state, except where such failure to be qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) Except as set forth in Schedule 2.15(b), each Owned Vessel is classed by any of Lloyd’s Register of Shipping, American Bureau of Shipping, Det Norske Veritas or a classification society which is a full member of the International Association of Classification Societies and, to the knowledge of the Company, (i) no event has occurred and no condition exists that would cause such Vessel’s class to be suspended or withdrawn, and (ii) has been reasonably maintained consistent with standards generally followed in the industry (ordinary wear and tear excepted).

(c) Except as set forth in Schedule 2.15(c), with respect to each of the Owned Vessels, either the Company or one of its Subsidiaries, as applicable, is the sole owner of each such Vessel and has good title to such Vessel free and clear of all Liens, other than Permitted Liens.

2.16. Taxes.

(a) Tax Definitions.  As used in this Agreement, (i) the term “Tax” (including, with correlative meaning, the terms “Taxes” and “Taxable”) includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, occupation, ad valorem, transfer, recapture, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together will all interest, penalties and additions, and (ii) the term “Tax Return” includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

(b) Tax Returns and Audits.  Except as set forth in Schedule 2.16 hereto:

(i) The Company and its Subsidiaries have timely filed all Tax Returns required to be filed by the Company or its Subsidiaries with any Tax authority prior to the date hereof, except such Tax Returns that are not material to the Company and its Subsidiaries. The Company and its Subsidiaries have paid all Taxes shown to be due and payable on such Tax Returns.

(ii) All material Taxes that the Company and its Subsidiaries are required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii) The Company and its Subsidiaries have not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or its Subsidiaries, nor have the Company or its Subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. The Company and its Subsidiaries have complied in all material respects with all Legal Requirements with respect to payments made to third parties and the withholding of any payment of withheld Taxes and has timely withheld from employee wages and other payments and timely paid over in full to the proper taxing authorities all amounts required to be so withheld and paid over for all periods.

(iv) To the knowledge of the Company, no audit or other examination of any Tax Return of the Company and its Subsidiaries by any Tax authority is presently in progress, nor has the Company or any Subsidiary been notified in writing of any request for such an audit or other examination.

(v) No adjustment relating to any Tax Returns filed by the Company or any Subsidiary has been proposed in writing, formally or informally, by any Tax authority to the Company or any Subsidiary or any representative thereof.

(vi) The Company and its Subsidiaries have no material liability for any unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Audited Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business.

2.17. Environmental Matters.

(a) Except as disclosed in Schedule 2.17 hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) the Company and/or its Subsidiaries are in compliance with all applicable Environmental Laws (as defined below); (ii) there is no Environmental Claim (as defined below) pending or, to the knowledge of the Company, threatened against the Company and/or its Subsidiaries; (iii) neither the Company, any Subsidiary, nor, to the knowledge of the Company, any other person has placed, stored, deposited, discharged, buried, dumped, disposed of or released any Hazardous Substances produced by, or resulting from any of the Company’s or the Subsidiaries’ operations, at any Real Property, except for inventories of such substances to be used, and wastes generated therefrom, in the ordinary course of business of the Company and the Subsidiaries (which inventories and wastes, if any, were and are stored or disposed of in accordance with applicable Environmental Laws); (iv) neither the Company nor its Subsidiaries have received any written notice, demand, letter, claim or request for information alleging that the Company and/or its Subsidiaries may be in violation of or liable under any Environmental Law; and (v) the Company and/or its Subsidiaries are not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b) As used in this Agreement, the term “Environmental Claim” means any claim, action, cause of action, investigation or written notice by any person or entity alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, release or threatened release of any Hazardous Substances at any location, whether or not owned or operated by the Company or any of its Subsidiaries, or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

(c) As used in this Agreement, the term “Environmental Law” means any Maritime Guideline or federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) pollution or protection of human health or the environment, including laws relating to the exposure to, or releases or threatened releases of, Hazardous Substances or (B) the manufacture, processing, distribution, use, treatment, storage, release, transport or handling of Hazardous Substances and all laws relating to the management or use of natural resources.

(d) As used in this Agreement, the term “Hazardous Substance” means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; (iii) explosive or (iv) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

(e) The Company has delivered or otherwise made available for inspection to Quartet complete and correct copies of material studies, audits, assessments, memoranda and investigations pertaining to Hazardous Substances or regarding the Company’s or any Subsidiary’s compliance with applicable Environmental Laws that are in the possession of the Company or any Subsidiary and which have been prepared in the last 5 years.

2.18. Brokers; Third Party Expenses.  The fees, expenses, commissions or other similar charges that the Company and its Affiliates have incurred, or will incur, directly or indirectly, in connection with this Agreement or any transactions contemplated hereby shall not exceed $6,000,000 in the aggregate. Neither the Company nor its Affiliates have entered into any agreement that would result in any common shares, shares of common stock, options, warrants or other securities of either Company or Quartet to be payable to any third party service provider as a result of the Mergers.

2.19. Intellectual Property.

(a) Schedule 2.19 hereto contains a description of all material Registered Intellectual Property of the Company and its Subsidiaries. For the purposes of this Agreement, the following terms have the following definitions:

(i) “Intellectual Property” shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world (“Copyrights”); (iv) domain names, uniform resource locators and other names and locators associated with the Internet (v) industrial designs and any registrations and applications therefor; and (vi) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, “Trademarks”).

(ii) “Company Intellectual Property” shall mean any Intellectual Property that is owned by, or exclusively licensed to, the Company or any of its Subsidiaries, including software and software programs developed by or exclusively licensed to the Company or any of its Subsidiaries (specifically excluding any off the shelf or shrink-wrap software).

(iii) “Registered Intellectual Property” means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any government or other legal authority.

(iv) “Company Products” means all current versions of products or service offerings of the Company or any of its Subsidiaries.

(b) To the Company’s knowledge, the Company and its Subsidiaries own or have enforceable rights to use all Intellectual Property required, in all material respects, for the conduct of their respective business as presently conducted. Except as disclosed in Schedule 2.19 hereto, no Company Intellectual Property or Company Product is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use thereof by the Company or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product, which in any such case could reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(c) Except as disclosed in Schedule 2.19 hereto, the Company and its Subsidiaries owns and has good and exclusive title to each material item of Company Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business).

(d) To the Company’s knowledge, the operation of the business of the Company and its Subsidiaries as such business currently is conducted, including the Company’s and its Subsidiaries’ use of any product, device or process, does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction and the Company and its Subsidiaries have not received any claims or threats from third parties alleging any such infringement, misappropriation or unfair competition or trade practices.

2.20. Agreements, Contracts and Commitments.

(a) Schedule 2.20 hereto sets forth a complete and accurate list of all Material Company Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term “Company Contracts” shall mean all written contracts, agreements, leases, mortgages, indentures, notes, bonds, and other similar understandings, commitments and obligations (including outstanding offers and proposals) of any kind to which the Company or any of its Subsidiaries is a party or by or to which any of the material properties or assets of the Company or any of its Subsidiaries may be bound, subject or affected (including notes or other instruments payable to the Company or any of its Subsidiaries) and (ii) the term “Material Company Contracts” shall mean (x) each Company Contract (A) that would be required to be included as an exhibit to a registration statement with the Securities and Exchange Commission (“SEC”) if the Company had a class of equity securities registered under Section 12(b) or 12(g) of the Exchange Act, (B) providing for payments (present or future) to the Company or any of its Subsidiaries in excess of $2,000,000 in the aggregate (other than any Company Contract that is a vessel charter or other similar agreement) or (C) under or in respect of which the Company or any of its Subsidiaries presently have any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $2,000,000 (other than any Company Contract that is a vessel charter or other similar agreement), (y) each Company Contract that otherwise is or could reasonably be material to the businesses, operations, assets, or condition (financial or otherwise) of the Company and its Subsidiaries, and (z) the limitations of subclause (x) and subclause (y) notwithstanding, each of the following Company Contracts:

(i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money from the Company or any of its Subsidiaries by any officer, director, stockholder or holder of derivative securities of the Company or any of its Subsidiaries (“Insider”);

(ii) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money from an Insider by the Company;

(iii) any guaranty, direct or indirect, by the Company, a Subsidiary or any Insider of the Company of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(iv) any material Company Contract of employment or management pursuant to which the Company or any of its Subsidiaries has made payments in excess of $250,000 in the twelve (12) calendar months ended December 31, 2013;

(v) each material ship-sales, memoranda of agreement or other vessel acquisition Company Contract for vessels under construction or newly constructed for the Company or any of its Subsidiaries, other than Owned Vessels (“Newbuildings”) and secondhand vessels contracted for by the Company (other than Owned Vessels) and other material Company Contracts with respect to Newbuildings and the financing thereof, including charters pursuant to which the Company or any of its Subsidiaries has made payments in excess of $2,000,000 in the twelve (12) calendar months ended December 31, 2013;

(vi) each Company Contract pursuant to which an Owned Vessel is leased or chartered by the Company to a third party, including all bareboat charters in connection with the Leased Vessels pursuant to which the Company or any of its Subsidiaries has received payments in excess of $2,000,000 in the twelve (12) calendar months ended December 31, 2013;

(vii) each material operating agreement, management agreement, crewing agreement, contract of affreightment or financial lease (including sale/leaseback or similar arrangements) with respect to any Vessel pursuant to which the Company or any of its Subsidiaries has made payments (or received payments) in excess of $2,000,000 in the twelve (12) calendar months ended December 31, 2013;

(viii) each Company Contract, including any option, with respect to the purchase or sale of any vessel pursuant to which the Company or any of its Subsidiaries has made payments (or received payments) in excess of $2,000,000 in the twelve (12) calendar months ended December 31, 2013;

(ix) any Company Contract made other than in the ordinary course of business or (x) providing for the grant of any non-arms length rights to purchase or lease any asset of the Company or any of its Subsidiaries or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company or any of its Subsidiaries;

(x) any Company Contract to register any shares of the capital stock or other securities of the Company or any of its Subsidiaries with any Governmental Entity;

(xi) any Company Contract to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

(xii) any collective bargaining agreement with any labor union;

(xiii) any lease or similar arrangement for the use by the Company or any of its Subsidiaries of real property or Personal Property where the annual lease payments are greater than $100,000 (other than any lease of vehicles, office equipment or operating equipment made in the ordinary course of business); and

(xiv) any Company Contract to which any Insider of the Company or any of its Subsidiaries, or any entity owned or controlled by an Insider, is a party.

(b) Each Material Company Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and, to the Company’s knowledge, is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. To the Company’s knowledge, no other party to a Material Company Contract is the subject of a bankruptcy or insolvency proceeding. True, correct and complete copies of all Material Company Contracts and all offers and proposals that, if accepted, would constitute Material Company Contracts (or written summaries in the case of oral Material Company Contracts or offers or proposals) have been made available to Quartet or Quartet’s counsel.

(c) Except as set forth in Schedule 2.20, neither the Company nor, to the Company’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Company Contract, and no party to any Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries. Each Material Company Contract that has not expired by its terms is in full force and effect.

2.21. Insurance.  The Company and its Subsidiaries maintain insurance policies with respect to its assets, business, equipment, properties, operations, employees, officers and directors (collectively, the “Insurance Policies”) that are reasonably consistent with generally accepted standards in the bulk shipping industry. Each vessel the Company operates is covered by hull and machinery, war risk and protection and indemnity insurance. Each Insurance Policy is in full force and effect and all premiums due and payable thereon have been paid in full. As of the date hereof, neither the Company nor any of its Subsidiaries has received a written notice of cancellation or non-renewal or any Insurance Policy, nor to the Company’s knowledge, is the termination of any Insurance Policy threatened. The insurances provided by the Insurance Policies are adequate in amount and scope for the Company’s and its Subsidiaries’ business and operations.

2.22. Governmental Actions/Filings.

(a) The Company and its Subsidiaries have been granted and hold, and have made, all Governmental Actions/Filings (as defined below) (including Governmental Actions/Filings required for emission or discharge of effluents and pollutants into the air and the water) necessary to the conduct by the Company and its Subsidiaries of their business (as presently conducted) or used or held for use by the Company and its Subsidiaries except for any of the foregoing that if not granted, held or made, would not have, individually or in the aggregate, a Material Adverse Effect upon the Company and its Subsidiaries taken as a whole. Each such Governmental Action/Filing is in full force and effect and the Company and its Subsidiaries are in substantial compliance with all of their obligations with respect thereto. To the knowledge of the Company, no event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon the Company or any of its Subsidiaries taken as a whole. To the knowledge of the Company, no Governmental Action/Filing is necessary to be obtained, secured or made by the Company or any of its Subsidiaries to enable any of them to continue to conduct its business and operations and use its properties after the Closing in a manner that is consistent with current practice except for any of such that, if not obtained, secured or made, would not, either individually or in the aggregate, have a Material Adverse Effect upon the Company or any of its Subsidiaries taken as a whole.

(b) Except as set forth in Schedule 2.22(b), to the knowledge of the Company, no contractors’ licenses are necessary to be obtained, secured or made by the Company or any of its Subsidiaries to enable any of them to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice. To the knowledge of the Company, all of the contractors’ licenses listed on Schedule 2.22(b) have been obtained, secured or made and are in full force and effect.

(c) For purposes of this Agreement, the term “Governmental Action/Filing” shall mean any material franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

2.23. Interested Party Transactions.  Except as set forth in the Schedule 2.23 hereto, no employee, officer, director or stockholder of the Company or any of its Subsidiaries or a member of his or her immediate family is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 2.23, to the knowledge of the Company, no officer, director or shareholder or any member of their immediate families is, directly or indirectly, interested in any Material Company Contract with the Company or any of its Subsidiaries (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company or any of its Subsidiaries).

2.24. Board Approval.  The Company Board has, as of the date of this Agreement, duly approved this Agreement and the transactions contemplated hereby.

2.25. Stockholder Approval.  The Company Common Shares owned by the Stockholders constitute, in the aggregate, the requisite amount of shares necessary for the adoption of this Agreement and the approval of the Transaction Merger by the stockholders of the Company in accordance with Applicable Law.

2.26. No Illegal or Improper Transactions.  Since January 1, 2011, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any officer, director, employee, agent or Affiliate of the Company or its Subsidiaries on its behalf has offered, paid or agreed to pay to any person or entity (including any governmental official) or solicited, received or agreed to receive from any such person or entity, directly or indirectly, any money or anything of value for the purpose or with the intent of (a) obtaining or maintaining business for the Company or any of its Subsidiaries, (b) facilitating the purchase or sale of any product or service, or (c) avoiding the imposition of any fine or penalty, in any manner which is in violation of any applicable ordinance, regulation or law, the effect of which, individually or in the aggregate, would have a Material Adverse Effect. To the Company’s knowledge, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable law. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any officer, employee, contractor, subcontractor or agent of the Company or any of its Subsidiaries has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. §1514A(a).

2.27. Representations and Warranties Complete.  Except for the representations and warranties contained in Article III, the Company acknowledges that neither Quartet nor any other Person on behalf of Quartet or any of its Affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Quartet or with respect to any other information provided to the Company and Quartet disclaims any such representation or warranty. Neither Quartet nor any other Person will have or be subject to any liability or indemnification obligation to the Company or any other Person resulting from the distribution to the Company, or its use of, any such information.

2.28. Survival of Representations and Warranties.  The representations and warranties of the Company and its Subsidiaries set forth in this Agreement shall survive the Closing as set forth in Section 7.4(a).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF QUARTET, HOLDCO AND MERGER SUB

Subject to the exceptions set forth in Schedule 3 attached hereto (the “Quartet Schedule”), Quartet, Holdco and Merger Sub represent and warrant to the Company and Stockholders, as follows:

3.1. Organization and Qualification.

(a) Quartet is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Quartet is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Quartet. Complete and correct copies of the Charter Documents of Quartet, as amended and currently in effect, have been heretofore delivered to the Company or its counsel. Quartet is not in violation of any of the provisions of Quartet’s Charter Documents.

(b) Quartet is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing could not reasonably be expected to have a Material Adverse Effect on Quartet.

3.2. Subsidiaries and Other Interests.

(a) Quartet has no Subsidiaries except for Holdco and Merger Sub. Except for Holdco and Merger Sub, Quartet does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and Quartet has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b) Except for Holdco and Merger Sub, Quartet does not own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity (other than investments in short term investment securities).

(c) Each of Holdco and Merger Sub is an exempted company duly incorporated, validly existing and in good standing under the laws of Bermuda and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Holdco and Merger Sub is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Quartet. Complete and correct copies of the Charter Documents of Holdco and the Merger Sub, as amended and currently in effect, have been heretofore delivered to the Company or its counsel. Neither Holdco nor Merger Sub is in violation of any of the provisions of its Charter Documents.

(d) Each of Holdco and Merger Sub is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Quartet.

(e) Neither Holdco nor Merger Sub has any assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever, except for such obligations as are imposed under this Agreement.

3.3. Capitalization.

(a) The authorized capital stock of Quartet consists of 15,000,000 shares of Quartet Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Quartet Preferred Stock” and, together with the Quartet Preferred Stock, the “Quartet Capital Stock”), of which 12,683,125 shares of Quartet Common Stock and no shares of Quartet Preferred Stock are issued and outstanding. Except as set forth in Schedule 3.3(a), all of such securities are validly issued, fully paid and nonassessable and free of preemptive rights or rights of first refusal created by statute, the Charter Documents of Quartet or any agreement to which Quartet is a party or by which it is bound, and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof or under applicable federal or state securities or “blue sky” laws. Except as set forth in Schedule 3.3(a), Quartet has no outstanding bonds, debentures, notes or other obligations the holders of which have or upon the happening of certain events would have the right to vote (or which are convertible into or exercisable or exchangeable for securities having the right to vote) with the stockholders of Quartet on any matter.

(b) Except for the Quartet Rights and Quartet UPOs or as set forth in Schedule 3.3(b), there are no (i) options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, stock appreciation rights, restricted stock units, phantom stock or similar derivative securities, equity-based compensation or instruments or commitments which obligate Quartet to issue, transfer or sell any Quartet Capital Stock or make any payments in lieu thereof, (ii) agreements or understandings to which Quartet is a party with respect to the voting of any Quartet Capital Stock or which restrict the transfer of any such shares, agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares, (iii) outstanding contractual obligations of Quartet to repurchase, redeem or otherwise acquire any Quartet Capital Stock or any other securities of Quartet, (iv) outstanding options to purchase Quartet Common Stock or Quartet Preferred Stock granted to employees of Quartet or other parties, (v) outstanding warrants to purchase Quartet Common Stock or Quartet Preferred Stock or (vi) outstanding notes, debentures, securities or agreements convertible into Quartet Common Stock or Quartet Preferred Stock. All shares of Quartet Common Stock and Quartet Preferred Stock have been duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of Quartet Common Stock and all outstanding Quartet Rights have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable agreements.

(c) Except as set forth in Schedule 3.3(c), there are no registrations rights, and there is no voting trust, proxy, rights plan, antitakeover plan or other agreements or understandings to which Quartet is a party or by which Quartet is bound with respect to any security of any class of Quartet.

(d) Except as set forth in Schedule 3.3(d), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options or other securities of Quartet are issuable and no rights in connection with any shares, warrants, options or other securities of Quartet accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(e) The Holdco Shares to be issued by Holdco in connection with the Mergers, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such Holdco Shares will be fully paid and nonassessable.

(f) The authorized share capital of Holdco is 100,000,000 shares, par value $0.0001 per share, of which 10 shares are issued and outstanding. Quartet owns all of the issued and outstanding equity securities of Holdco, free and clear of all Liens.

(g) The authorized share capital of Merger Sub is 100 shares, par value $1.00 per share, of which 100 shares are issued and outstanding. Holdco owns all of the issued and outstanding equity securities of Merger Sub, free and clear of all Liens.

3.4. Authority Relative to this Agreement.  Each of Quartet, Holdco and Merger Sub has full corporate power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document that Quartet, Holdco or Merger Sub has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Quartet’s, Holdco’s and Merger Sub’s obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Mergers). Other than the Quartet Stockholder Approval (as defined in Section 5.1(a)), the execution and delivery of this Agreement by Quartet, Holdco and Merger Sub and the consummation by Quartet, Holdco and Merger Sub of the transactions contemplated hereby (including the Mergers) have been duly and validly authorized by all necessary corporate action on the part of Quartet, Holdco and Merger Sub (including the approval by the Quartet Board, Holdco Board and Merger Sub Board and shareholders of Holdco with respect to the Redomestication Merger and shareholders of Merger Sub with respect to the Transaction Merger as the case may be), and no other corporate proceedings on the part of Quartet, Holdco or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Quartet, Holdco and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Quartet, Holdco and Merger Sub, enforceable against Quartet, Holdco and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.5. No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Quartet, Holdco and Merger Sub does not, and the performance of this Agreement by Quartet, Holdco and Merger Sub shall not: (i) conflict with or violate Quartet’s, Holdco’s or Merger Sub’s Charter Documents, or (ii) assuming the accuracy of the representations and warranties of the Company set forth in Section 2.5, conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Quartet’s, Holdco’s or Merger Sub’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Quartet pursuant to, any Quartet Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Quartet.

(b) The execution and delivery of this Agreement by Quartet, Holdco and Merger Sub does not, and the performance of it hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Quartet, Holdco or

Merger Sub is qualified to do business and (ii) for the filing of any notifications required under the HSR Act, if required upon advice of counsel, and the expiration of the required waiting period thereunder.

3.6. Compliance.  Each of Quartet, Holdco and Merger Sub has complied with, and is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Quartet. The business and activities of Quartet, Holdco and Merger Sub have not been and are not being conducted in violation of any Legal Requirements. Neither Quartet, Holdco nor Merger Sub is in default or violation of any term, condition or provision of any applicable Charter Documents. No written notice of non-compliance with any Legal Requirements has been received by Quartet.

3.7. SEC Filings; Financial Statements; Internal Controls.

(a) Quartet has made available to the Company and the Stockholders a correct and complete copy of each report, registration statement and definitive proxy statement filed by Quartet (the “Quartet SEC Reports”) with the SEC, which are all the forms, reports and documents required to be filed by Quartet with the SEC prior to the date of this Agreement. All Quartet SEC Reports required to be filed by Quartet in the twelve (12) month period prior to the date of this Agreement were filed in a timely manner. As of their respective dates the Quartet SEC Reports: (i) were prepared in accordance and complied with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Quartet SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Quartet makes no representation or warranty whatsoever concerning any Quartet SEC Report as of any time other than the date or period with respect to which it was filed. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Quartet SEC Documents are accurate and complete and comply as to form and content with all applicable laws or rules of applicable governmental and regulatory authorities in all material respects.

(b) Each set of financial statements (including, in each case, any related notes thereto) contained in Quartet SEC Reports, including each Quartet SEC Report filed after the date hereof until the Closing, complied or will comply as to form with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Quartet at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Quartet taken as a whole.

(c) Quartet maintains disclosure controls and procedures that satisfy the requirements of Rule 13a-15 under the Exchange Act, and such disclosure controls and procedures are designed to ensure that all material information concerning Quartet is made known on a timely basis to the individuals responsible for the preparation of Quartet’s filings with the SEC and other public disclosure documents.

(d) To the knowledge of Quartet, Quartet’s auditor has at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) “independent” with respect to Quartet within the meaning of Regulation S-X under the Exchange Act; and (iii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

3.8. No Undisclosed Liabilities.  Neither Quartet, Holdco nor Merger Sub has any liabilities (absolute, accrued, contingent or otherwise) of a nature required under U.S. GAAP, as in effect on the date of this Agreement, to be disclosed on a balance sheet or in the related notes to the financial statements included in Quartet SEC Reports that are, individually or in the aggregate, material to the business, results of operations or financial condition of Quartet, except (i) liabilities provided for in or otherwise disclosed in Quartet SEC Reports filed prior to the date hereof, (ii) liabilities incurred since December 31, 2013 in the ordinary course of business, or (iii) incurred in connection with the transactions contemplated by this Agreement, none of which individually or in the aggregate would have a Material Adverse Effect on Quartet. Neither Quartet, Holdco nor Merger Sub is or has been a party to any securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K under the Securities Act).

3.9. Absence of Certain Changes or Events.  Except as set forth in Quartet SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since December 31, 2013, there has not been: (i) any Material Adverse Effect on Quartet, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Quartet’s capital stock, or any purchase, redemption or other acquisition by Quartet of any of Quartet’s capital stock or any other securities of Quartet or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Quartet’s capital stock, (iv) any granting by Quartet of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Quartet of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Quartet of any increase in severance or termination pay or any entry by Quartet into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Quartet of the nature contemplated hereby, (v) any material change by Quartet in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vi) any change in the auditors of Quartet, (vi) any issuance of capital stock of Quartet, or (vii) any revaluation by Quartet of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Quartet other than in the ordinary course of business.

3.10. Litigation.  There are no claims, suits, actions or proceedings pending or to Quartet’s knowledge, threatened against Quartet, Holdco or Merger Sub before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator.

3.11. Employee Benefit Plans.  Quartet does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Quartet, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

3.12. Labor Matters.  Neither Quartet, Holdco or Merger Sub is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Quartet, Holdco or merger Sub and neither Quartet, Holdco or Merger Sub knows of any activities or proceedings of any labor union to organize any such employees.

3.13. Business Activities.  Since its organization, neither Quartet, Holdco nor Merger Sub has conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Quartet Charter Documents, there is no agreement, commitment, judgment, injunction, order or decree binding upon Quartet, Holdco or Merger Sub or to which Quartet, Holdco or Merger Sub is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Quartet, any acquisition of property by Quartet or the conduct of business by Quartet as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on Quartet.

3.14. Title to Property.  Neither Quartet, Holdco nor Merger Sub owns or leases any real property or personal property. Except as set forth in Schedule 3.14, there are no options or other contracts under which Quartet, Holdco or Merger Sub has a right or obligation to acquire or lease any interest in real property or personal property.

3.15. Taxes.  Except as set forth in Schedule 3.15 hereto:

(a) Each of Quartet, Holdco and Merger Sub has timely filed all Tax Returns required to be filed by Quartet, Holdco and Merger Sub with any Tax authority prior to the date hereof. Each of Quartet, Holdco and Merger Sub has paid or accrued for in Quartet’s, Holdco’s or Merger Sub’s books and records of account all Taxes shown to be due on such Tax Returns.

(b) All material Taxes that Quartet, Holdco or Merger Sub is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Neither Quartet, Holdco nor Merger Sub has been delinquent in the payment of any material Tax that has not been accrued for in Quartet’s, Holdco’s or Merger Sub’s books and records of account for the period for which such Tax relates nor is there any material Tax deficiency outstanding, proposed or assessed against Quartet, Holdco or Merger Sub nor has Quartet, Holdco or Merger Sub executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. Quartet, Holdco and Merger Sub have complied in all material respects with all Legal Requirements with respect to payments made to third parties and the withholding of any payment of withheld Taxes and has timely withheld from employee wages and all other payments and timely paid over in full to the proper taxing authorities all amounts required to be so withheld and paid over for all periods.

(d) No audit or other examination of any Tax Return of Quartet, Holdco or Merger Sub by any Tax authority is presently in progress, nor has Quartet, Holdco or Merger Sub been notified in writing of any request for such an audit or other examination.

(e) No adjustment relating to any Tax Returns filed by Quartet, Holdco or Merger Sub has been proposed in writing, formally or informally, by any Tax authority to Quartet, Holdco or Merger Sub or any representative thereof.

(f) Neither Quartet, Holdco nor Merger Sub has any material liability for any unpaid Taxes which have not been accrued for or reserved on Quartet’s, Holdco’s or Merger Sub’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Quartet in the ordinary course of business.

3.16. Environmental Matters.  Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) Quartet has complied with all applicable Environmental Laws; (ii) there is no Environmental Claim pending or, to the knowledge of Quartet, threatened against Quartet, Holdco or Merger Sub; (iii) neither Quartet, Holdco or Merger Sub is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) neither Quartet, Holdco nor Merger Sub has been associated with any release or threat of release of any Hazardous Substance; (iv) neither Quartet, Holdco nor Merger Sub has received any notice, demand, letter, claim or request for information alleging that Quartet may be in violation of or liable under any Environmental Law; and (v) neither Quartet, Holdco nor Merger Sub is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

3.17. Brokers; Third Party Expenses.  The fees, expenses, commissions or other similar charges that Quartet and its Affiliates have incurred, or will incur, directly or indirectly, in connection with this Agreement or any transactions contemplated hereby shall not exceed $6,000,000 in the aggregate. Except with respect to the Quartet UPOs, neither Quartet nor its Affiliates have entered into any agreement that would result in any common shares, shares of common stock, options, warrants or other securities of either Company or Quartet to be payable to any third party service provider as a result of the Mergers.

3.18. Intellectual Property.  Neither Quartet, Holdco nor Merger Sub owns, licenses or otherwise has any right, title or interest in any material Intellectual Property or Registered Intellectual Property except non-exclusive rights to the name “Quartet.”

3.19. Agreements, Contracts and Commitments.

(a) Except as set forth in the Quartet SEC Reports filed prior to the date of this Agreement or as set forth in Schedule 3.19, other than confidentiality and non-disclosure agreements, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including outstanding offers or proposals) of any kind, whether written or oral, to which Quartet, Holdco or Merger Sub is a party or by or to which any of the properties or assets of Quartet, Holdco or Merger Sub may be bound, subject or affected, which may not be cancelled by Quartet, Holdco or Merger Sub on 30 days’ or less prior notice (“Quartet Contracts”). All Quartet Contracts are listed in Schedule 3.19 other than those that are exhibits to the Quartet SEC Reports.

(b) Except as set forth in the Quartet SEC Reports filed prior to the date of this Agreement, each Quartet Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Quartet Contracts (or written summaries in the case of oral Quartet Contracts) have been heretofore been made available to the Company or Company counsel.

(c) Neither Quartet, Holdco or Merger Sub nor, to the knowledge of Quartet, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Quartet Contract, and no party to any Quartet Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Quartet. Each agreement, contract or commitment to which Quartet, Holdco or Merger Sub is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Quartet.

3.20. Insurance.  Except for directors’ and officers’ liability insurance, neither Quartet, Holdco nor Merger Sub maintains any Insurance Policies.

3.21. Interested Party Transactions.  Except as set forth in the Quartet SEC Reports filed prior to the date of this Agreement: (a) no employee, officer, director or stockholder of Quartet, Holdco or Merger Sub or a member of his or her immediate family is indebted to Quartet nor is Quartet indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Quartet; and (b) to Quartet’s knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Quartet (other than such contracts as relate to any such individual ownership of capital stock or other securities of Quartet).

3.22. Indebtedness.  Except as set forth in the Quartet SEC Reports filed prior to the date of this Agreement, neither Quartet, Holdco nor Merger Sub has any indebtedness for borrowed money.

3.23. Listing of Securities.  The Quartet Units, Quartet Common Stock and Quartet Rights are listed for trading on the Nasdaq Capital Market (“Nasdaq”). There is no action or proceeding pending or, to Quartet’s knowledge, threatened against Quartet by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of the Quartet Units, Quartet Common Stock or Quartet Rights on the Nasdaq.

3.24. Board Approval.  The Quartet Board has, as of the date of this Agreement, unanimously (i) declared the advisability of the Mergers and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Mergers are in the best interests of the stockholders of Quartet, and (iii) determined that the fair market value of the Company is equal to at least 80% of the balance in the Trust Fund (as defined in Section 3.25). Quartet has taken all action necessary to exempt the Mergers, this

Agreement, any ancillary agreement hereto (including the Lock-Up Agreements and the Founding Shareholder Agreements (as defined below)), and the transactions contemplated hereby and thereby, from Section 203 of the DGCL, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions. No other “control share acquisition,” “fair price,” “moratorium” or other antitakeover laws enacted under U.S. state or federal laws apply to the Mergers, this Agreement, any ancillary agreement hereto (including the Lock-Up Agreements and the Founding Shareholder Agreements), and the transactions contemplated hereby and thereby.

3.25. Financial Capacity/Trust Fund.  Quartet has as of the date hereof all funds necessary to consummate the transactions contemplated by this Agreement and to perform its obligations hereunder (without taking into account any disbursements contemplated by Section 5.21). As of the date hereof and immediately prior to the Effective Time, Quartet has and will have no less than $98,491,750 in a trust account administered by Continental (the “Trust Fund”); provided that a portion of the Trust Fund shall be utilized in accordance with Section 5.21.

3.26. Governmental Filings.  Except as set forth in Schedule 3.26, each of Quartet, Holdco and Merger Sub has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by Quartet, Holdco and Merger Sub of its business (as presently conducted) or used or held for use by Quartet, Holdco and Merger, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 3.26, will not expire prior to December 31, 2014, and each of Quartet, Holdco and Merger Sub is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon Quartet.

3.27. Representations and Warranties Complete.  Except for the representations and warranties contained in Article II, each of Quartet, Holdco and Merger Sub acknowledges that neither the Company nor any other Person on behalf of the Company or any of its Affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company (or any of its Subsidiaries) or with respect to any other information provided to Quartet and the Company disclaims any such representation or warranty. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to Quartet or any other Person resulting from the distribution to Quartet, or its use of, any such information.

3.28. Survival of Representations and Warranties.  The representations and warranties of Quartet, Holdco and Merger Sub set forth in this Agreement shall survive until the Closing.

ARTICLE IV.

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1. Conduct of Business by the Company and Quartet, Holdco and Merger Sub.  Except as set forth in Schedule 4.1 hereto, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, its Subsidiaries and Quartet, Holdco and Merger Sub shall, except to the extent that the other party shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not be reasonably likely to result in a Material Adverse Effect), use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement or any ancillary agreement hereto, to the extent required by Applicable Law, or set forth in

Schedule 4.1 hereto, without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, its Subsidiaries and Quartet, Holdco and Merger Sub shall not do any of the following:

(a) waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b) transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company, its Subsidiaries or Quartet, Holdco or Merger Sub, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall the Company, its Subsidiaries or Quartet, Holdco or Merger Sub license on an exclusive basis or sell any Intellectual Property of the Company, its Subsidiaries or Quartet, Holdco or Merger Sub as applicable;

(c) grant any severance or termination pay to any officer or employee outside the ordinary course of business except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(d) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e) purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company, its Subsidiaries and Quartet, Holdco and Merger Sub, as applicable;

(f) issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

(g) amend its Charter Documents;

(h) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Quartet, the Company or its Subsidiaries as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services. For purposes of this paragraph, “material” includes the requirement that, as a result of such transaction, financial statements of the acquired, merged or consolidated entity be included in the Proxy Statement/Prospectus (as defined in Section 5.1);

(i) sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory and property, plant and equipment in the ordinary course of business consistent with past practice, and (B) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to Quartet or the Company;

(j) except in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person or Persons (other than Affiliates), issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Quartet, Holdco, Merger Sub, the Company or any of its Subsidiaries, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

(k) except in the ordinary course of business consistent with past practices or pursuant to applicable law, a Plan or written agreement, adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants;

(l) pay, discharge, settle or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction of claims, obligations or litigations in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the Audited Financial Statements or in the most recent financial statements included in the Quartet SEC Reports filed prior to the date of this Agreement, as applicable, or incurred since the date of such financial statements;

(m) waive the benefits of, agree to modify in any manner, terminate, release any officer, director or stockholder from or knowingly fail to enforce any material confidentiality or material similar agreement to which the Company or Quartet is a party or of which the Company or Quartet is a beneficiary, as applicable

(n) except in the ordinary course of business consistent with past practices, modify, amend or terminate, in each case in any material respect, any Material Company Contract or Quartet Contract, as applicable, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(o) except as required by U.S. GAAP or as set forth in Schedule 4.1(o), revalue any of its assets or make any change in accounting methods, principles or practices;

(p) except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $7,500,000 in any 12 month period;

(q) settle any material litigation where the consideration given is other than monetary except in the ordinary course of business consistent with past practices;

(r) make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Tax Return in a manner inconsistent with past practice;

(s) make capital expenditures in excess of $10,000,000 in the aggregate, except as otherwise permitted in this Agreement;

(t) make or omit to take any action which would be reasonably likely to have a Material Adverse Effect;

(u) enter into any material transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other Affiliates other than in the ordinary course of business consistent with prior practice or, in the case of Quartet, advancement or reimbursement of expenses in connection with Quartet’s search for a business combination; or

(v) agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1(a) through (u) above.

ARTICLE V.

ADDITIONAL AGREEMENTS

5.1. Proxy Statement/Prospectus; Registration Statement; Special Meeting.

(a) As soon as is reasonably practicable and in any event no later than 25 Business Days following the date of this Agreement, the Company, Quartet and Holdco shall prepare and file with the SEC under the Securities Act, and with all other applicable regulatory bodies, a registration statement on Form S-4 with respect to the Holdco Shares to be issued in connection with the Redomestication Merger (the “Registration Statement”), which shall include proxy materials for the purpose of soliciting proxies from holders of Quartet Common Stock to vote, at a meeting of the holders of Quartet Common Stock to be called for such purpose (the “Special Meeting”), in favor of (i) the adoption of this Agreement and the approval of the Mergers (“Quartet Stockholder Approval”) and (ii) an adjournment proposal, if necessary, to adjourn the Special Meeting if, based on the tabulated vote count, Quartet is not authorized to proceed with the Mergers. Such proxy materials shall be in the form of a proxy statement/prospectus to be used for the purpose of soliciting proxies from holders of Quartet Common Stock for the matters to be acted upon at the Special Meeting and also for the purpose of issuing the Holdco Shares as contemplated hereby (the “Proxy Statement/Prospectus”). Each of the Company and Quartet shall furnish to the other all information concerning its respective company and business as may reasonably be requested in connection with the preparation of the Registration Statement and Proxy Statement/Prospectus, including providing the Company with (i) updates with respect to the tabulated vote counts received by Quartet, (ii) the right to demand postponement or adjournment of the Special Meeting if, based on the tabulated vote count, Quartet will not receive the required approval of the Quartet shareholders authorized necessary to proceed with the Mergers, and (iii) the right to review and comment on all communications send to or received from Quartet stockholders, holders of Quartet Rights and/or proxy solicitation firms.

(b) Quartet, Holdco and the Company, with the assistance of their respective counsel, shall promptly respond to any SEC comments on such filings and shall otherwise use reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable, and keep the Registration Statement effective as long as is necessary to consummate the Mergers. Each of Quartet, Holdco and the Company shall also take any and all actions required to satisfy the requirements of the Securities Act and the Exchange Act.

(c) As soon as practicable following the SEC declaring the Registration Statement effective, but in any event no later than five (5) Business Days following such declaration, Quartet and Holdco shall distribute the Proxy Statement/Prospectus to the holders of Quartet Common Stock and Quartet Rights and, pursuant thereto, shall duly call, give notice of, convene and hold the Special Meeting in accordance with the DGCL for a date no later than thirty (30) days following the SEC declaring the Registration Statement effective and, subject to the other provisions of this Agreement, solicit proxies from the holders of Quartet Common Stock to vote in favor of the adoption of this Agreement and the approval of the Mergers and the other matters presented to the stockholders of Quartet for approval or adoption at the Special Meeting, including the matters described in Section 5.1(a). Unless otherwise agreed in writing by the Company, Quartet agrees that its obligations to hold the Special Meeting pursuant to this Section 5.1(a) shall exist irrespective of whether the Quartet Board believes Quartet’s stockholders will vote to approve this Agreement and the Mergers and shall not be affected by the commencement, public proposal, public disclosure or communication to Quartet of any alternative transaction and nothing contained herein shall be deemed to relieve Quartet of such obligation. Neither the Quartet Board nor any committee or agent or representative thereof shall (i) withdraw (or modify in any manner adverse to the Company), or propose to withdraw (or modify in any manner adverse to the Company), the Quartet Board’s recommendation in favor of this Agreement and the Mergers, (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Alternative Transaction Proposal (as defined below), (iii) approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or allow Quartet to execute or enter into, any agreement related to an Alternative Transaction Proposal, (iv) enter into any agreement, letter of intent, or agreement in principle requiring Quartet to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder, (v) fail to recommend against any Alternative Transaction Proposal, (vi) fail to re-affirm the aforementioned Quartet Board recommendation at the written request of the Company within five (5) Business Days or (vii) resolve or agree to do any of the foregoing.

(d) The Company and Quartet shall, and shall use reasonable best efforts to ensure that the Registration Statement and the Proxy Statement/Prospectus, comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement/Prospectus, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting.

(e) The Company, Quartet and Holdco shall make all necessary filings with respect to the Mergers and the transactions contemplated hereby under the Securities Act and the Exchange Act and applicable Blue Sky Laws and the rules and regulations thereunder. Quartet and Holdco will advise the Company, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. No amendment or supplement to the Proxy Statement/Prospectus or the Registration Statement shall be filed without the approval of both the Company and Quartet, which approval shall not be unreasonably withheld or delayed. If, at any time prior to the Effective Time, any information relating to the Company or Quartet, or any of their respective Affiliates, officers or directors should be discovered by the Company or Quartet that should be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement/Prospectus so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party hereto that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the shareholders or stockholders of the Company and Quartet.

(f) Quartet, acting through its board of directors, shall include in the Proxy Statement/Prospectus the recommendation of its board of directors that the holders of Quartet Common Stock vote in favor of the adoption of this Agreement and the approval of the Mergers, and shall otherwise use best efforts to obtain the Quartet Stockholder Approval.

5.2. Directors and Officers of Holdco After Merger.  The Quartet Founding Shareholders shall be entitled to appoint two directors to Holdco Board effective at Closing, and the Stockholders shall be entitled to appoint six directors to Holdco Board effective at Closing. The Stockholders shall be entitled to appoint the executive officers of Holdco effective at Closing. All such appointees shall serve in such positions effective immediately after the Closing and in accordance with the terms and conditions of the Memorandum of Association and Bye-Laws of Holdco.

5.3. HSR Act.  If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, Quartet and the Company shall each prepare and file the notification required of it thereunder in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Quartet and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the transactions contemplated by this Agreement, (b) give the other prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding or investigation by or before any Governmental Entity with respect to such transactions and (c) keep the other reasonably informed as to the status of any such action, suit, litigation, arbitration, proceeding or investigation. Filing fees with respect to the notifications required under the HSR Act shall be paid by the Company.

5.4. Other Actions.

(a) As promptly as practicable after execution of this Agreement, Quartet will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement (“Signing Form 8-K”). Promptly after the execution of this Agreement, Quartet and the Company shall also issue a mutually agreeable press release announcing the execution of this Agreement (the “Signing Press Release”).

(b) At least five (5) days prior to Closing, Quartet and Holdco shall prepare draft Form 8-Ks in connection with and announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Mergers in any report or form to be filed with the SEC (the “Closing Form 8-Ks”). Prior to Closing, Quartet and the Company shall prepare a mutually agreeable press release announcing the consummation of the Mergers hereunder (“Closing Press Release”). Concurrently with the Closing, the Company shall distribute the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Quartet and Holdco shall file the Closing Form 8-Ks with the SEC.

5.5. Required Information.

(a) In connection with the preparation of the Signing Form 8-K, the Signing Press Release, the Registration Statement, the Proxy Statement/Prospectus, the Closing Form 8-Ks and the Closing Press Release, or any other statement, filing, notice, release or application made by or on behalf of Quartet, Holdco and/or the Company to any Government Entity in connection with Mergers and the other transactions contemplated hereby (each, a “Reviewable Document”), and for such other reasonable purposes, the Company and Quartet each shall, upon request by the other, promptly furnish the other with all information concerning themselves, their respective directors, officers, shareholders, stockholders and Affiliates (including the directors of the Company to be elected effective as of the Closing pursuant to Section 5.2 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Mergers and the preparation of such document. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects as of the date of filing, issuance or other submission or public disclosure of such document and the Closing Date and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (provided, that each party shall not be responsible for the accuracy or completeness of any information relating to the other party or any other information furnished by the other party for inclusion in any such document).

(b) At a reasonable time prior to the filing, issuance or other submission or public disclosure of a Reviewable Document by either Quartet, Holdco or the Company, the other party shall be given an opportunity to review and comment upon such Reviewable Document and give its consent to the form thereof, such consent not to be unreasonably withheld, and each party shall accept and incorporate all reasonable comments from the other party to any such Reviewable Document prior to filing, issuance, submission or disclosure thereof.

(c) Any language included in a Reviewable Document that reflects the comments of the reviewing party, as well as any text as to which the reviewing party has not commented upon after being given a reasonable opportunity to comment (and in any event no fewer than three (3) Business Days, shall be deemed to have been approved by the reviewing party and may henceforth be used by other party in other Reviewable Documents and in other documents distributed by the other party in connection with the transactions contemplated by this Agreement without further review or consent of the reviewing party.

(d) Prior to the Effective Time (i) the Company, Quartet and Holdco shall notify each other as promptly as reasonably practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, a Reviewable Document that has been filed with the SEC, and (ii) the Company and Quartet shall each notify the other as promptly as practicable after the receipt by it of any written or oral comments of the SEC on, or of any written or oral request by the SEC for amendments or supplements to, any such Reviewable Document, and shall promptly supply the other with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing filings. Quartet and the Company shall use their respective reasonable best efforts, after consultation with each other, to resolve all such requests or comments with respect to the any Reviewable Document as promptly as reasonably practicable after receipt of any comments of the SEC. All correspondence and communications to the SEC made by Quartet or Holdco with respect to the transactions contemplated by this Agreement or any agreement ancillary hereto shall be considered to be Reviewable Documents subject to the provisions of this Section 5.5.

5.6. Confidentiality; Access to Information.

(a) Confidentiality.  Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to one party or their respective agents or representatives or prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; (iv) disclosure required by law, regulation or stock exchange rule; or (v) disclosure consented to in writing by the other party. In the event this Agreement is terminated as provided in Article VIII hereof, each party will destroy or return or cause to be destroyed or returned to the other all documents and other material obtained from the other in connection with the Mergers contemplated hereby.

(b) Access to Information.

(i) The Company will afford Quartet and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of the Company, as Quartet may reasonably request. No information or knowledge obtained by Quartet in any investigation pursuant to this Section 5.6 will affect or be deemed to modify or create any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Mergers.

(ii) Quartet will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Quartet, Holdco and Merger Sub during the period prior to the Closing to obtain all information concerning the business, including properties, results of operations and personnel of Quartet, Holdco and Merger Sub, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.6 will affect or be deemed to modify or create any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Mergers.

5.7. Commercially Reasonable Efforts.  Upon the terms and subject to the conditions set forth in this Agreement, each of Quartet, Holdco, Merger Sub and the Company agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, including the consents referred to in Schedule 2.5 of the Company Schedule,

(iv) providing suitably knowledgeable directors, officers, employees and other Persons to attend “road shows” that are to be presented to existing and prospective Quartet security holders; (v) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (vi) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement; provided the Company’s compliance with the foregoing shall not require it or its employees to unreasonably disrupt the ordinary course operations of the Company. In connection with and without limiting the generality of the foregoing, the Quartet Board, the Company and the Company Board shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Mergers, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Mergers and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Quartet, the Company or any Stockholder to agree to any divestiture by itself or any of its Affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

5.8. Registration Rights.  The Parties hereto agree to enter into a registration rights agreement (the “Registration Rights Agreement”) in the form attached as Exhibit C at the Closing pursuant to which Holdco will agree to register for resale under the Securities Act the Holdco Shares to be issued to the Stockholders pursuant to this Agreement, including those individuals to be appointed as officers or directors of Holdco following the Closing pursuant to Section 5.2 hereof.

5.9. Treatment as a Reorganization.  None of Quartet, Holdco, Merger Sub, the Company or the Stockholders shall take any action prior to or following the Mergers that could reasonably be expected to cause either of the Mergers to fail to qualify as a “reorganization” within the meaning of Section 368(a)(i)(A) of the Code and the regulations thereunder.

5.10. No Quartet Securities Transactions.  Neither the Company, the Stockholders nor any of their respective Affiliates, directly or indirectly, shall engage in any transactions involving the securities of Quartet prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use commercially reasonable efforts to require each of its officers, directors, employees, agents, advisors, contractors, associates, clients, customers and representatives, to comply with the foregoing requirement.

5.11. No Claim Against Trust Fund.  Notwithstanding anything else in this Agreement, the Company and the Stockholders acknowledge that they have read Quartet’s final prospectus dated October 28, 2013 (“Final Prospectus”) and understand that Quartet has committed to seeking to have any business with which it enters into a business combination execute a waiver of its rights, title, interest or claim of any kind in or to any monies in the Trust Fund. The Company and the Stockholders further acknowledge that, if Quartet does not consummate a business combination by May 1, 2015 (or November 1, 2015 if certain conditions are met), Quartet will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, the Company, for itself and its subsidiaries, affiliated entities, directors, officers, employees, shareholders, stockholders, representatives, advisors and all other associates and Affiliates, and the Stockholders, for themselves (collectively, the “Company and Stockholder Releasors”), hereby waive all rights, title, interest or claim of any kind against any monies in the Trust Fund for any monies that may be owed to the Company and Stockholder Releasors by Quartet for any reason whatsoever, including but not limited to a breach of this Agreement by Quartet or any negotiations, agreements or understandings with Quartet (whether in the past, present or future), and the Company and Stockholder Releasors will not seek recourse against the Trust Fund at any time for any reason whatsoever. Notwithstanding the foregoing, in the event this Agreement is terminated pursuant to any of Sections 8.1 (b) (but only if the transactions contemplated hereby have failed to close by September 30, 2014 because of Quartet’s breach of an obligation herein), 8.1(d), 8.1(g)(i) or 8.1(g)(ii) (but only if the transactions contemplated hereby have failed to close within 45 days after the Proxy Statement/Prospectus being cleared by the SEC because of Quartet’s breach of an obligation herein), and

Quartet completes a business combination with another company, neither the Company nor any Stockholder Releasor shall be prohibited from filing and pursuing a claim for damages in connection with this Agreement or the transactions contemplated herein following consummation by Quartet of an alternative business combination, in each case against Quartet or any other entity that is party to such alternative business combination or any Affiliate thereof. Furthermore, Quartet shall not execute any definitive agreement related to such business combination that (i) attempts to prevent the Company or any Stockholder Releasor from so filing or pursuing any such claim, or (ii) permits the entity that survives such combination to not assume Quartet’s obligation for damages in connection with this Agreement and the transactions contemplated herein. This paragraph will survive the termination of this Agreement for any reason.

5.12. Disclosure of Certain Matters.  Each of Quartet, Holdco, Merger Sub, the Company and the Stockholders will provide the others with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VI will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations or condition (financial or otherwise) of the Company, or (e) would require any amendment or supplement to the Proxy Statement/Prospectus. The parties shall have the obligation to supplement or amend the Company Schedules and Quartet Schedules (the “Disclosure Schedules”) being delivered concurrently with the execution of this Agreement with respect to any material matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to amend or supplement the Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 6.2(a), 6.3(a), 7.1(a)(i), 8.1(d) and 8.1(e), the representations and warranties of the parties shall be made with reference to the Disclosure Schedules as they exist at the time of execution of this Agreement, subject to such anticipated changes as are set forth in Schedule 4.1 or otherwise expressly contemplated by this Agreement or that are set forth in the Disclosure Schedules as they exist on the date of this Agreement.

5.13. Holdco Listing.  Quartet, Holdco and the Company shall use reasonable best efforts to obtain the listing for trading on the New York Stock Exchange (“NYSE”) or Nasdaq of the Holdco Stock.

5.14. Further Actions.  The parties hereto shall use their best efforts to take such actions as are necessary to fulfill their respective obligations under this Agreement.

5.15. No Solicitation.  None of the Company, Quartet, or any of their respective Affiliates, directors, employees, agents and representatives will, directly or indirectly, (i) solicit or initiate, or knowingly encourage, induce or facilitate (including by way of providing information) a proposal for an alternative transaction involving the Company or Quartet (an “Alternative Transaction Proposal”) or any inquiry or proposal that constitutes or may reasonably be expected to result in an Alternative Transaction Proposal, (ii) participate in any discussions or negotiations with any Person regarding, or furnish to any Person any information with respect to, or cooperate in any way with any Person (whether or not a Person making an Alternative Transaction Proposal) with respect to any Alternative Transaction Proposal or any inquiry or proposal that may reasonably be expected to result in an Alternative Transaction Proposal, (iii) approve or recommend, or propose to approve or recommend, any Alternative Transaction Proposal, (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, memorandum of understanding, merger agreement, asset or share purchase or share exchange agreement, option agreement or other similar agreement related to any Alternative Transaction Proposal, (v) enter into any agreement or agreement in principle requiring the Company or Quartet to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder, or (vi) propose or agree to do any of the foregoing. Each of the Company and Quartet shall, and shall cause its respective agents and representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Alternative Transaction Proposal, or any inquiry or proposal that may reasonably be expected to result in an Alternative Transaction Proposal, request the prompt return or destruction of all confidential information previously furnished with respect to an Alternative Transaction Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person or its agents or representatives with respect to an Alternative Transaction Proposal. For the avoidance of doubt, this Section 5.15 shall not in any way prohibit Crescendo Advisors II, LLC and its Affiliates, directors, employees, agents and representatives from directly or indirectly soliciting or initiating, or knowingly encouraging, inducing or facilitating, proposals for transactions not involving Quartet.

5.16. Liability Insurance.

(a) From and after the Effective Time, each of Holdco and the Surviving Pubco agrees that it will (i) indemnify and hold harmless, to the extent Quartet is obligated to indemnify and hold harmless such Persons as of the date of this Agreement to the fullest extent permitted by Applicable Law (and Holdco and the Surviving Pubco shall also advance expenses as incurred to the extent Quartet is obligated to advance such expenses as of the date of this Agreement, provided the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer and special advisor of Quartet and Holdco (in each case, when acting in such capacity) (the “Holdco Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, settlements, losses, claims, damages or liabilities (collectively, “Costs”) incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including the Mergers and (ii) include and cause to be maintained in effect in the Surviving Pubco’s (or any successor’s) constitutional documents after the Effective Time provisions regarding the elimination of liability of directors and officers and the indemnification of the Indemnified Parties that are no less advantageous to the intended beneficiaries than the corresponding provisions contained in the current Charter Documents of Quartet.

(b) Prior to the Effective Time, Quartet and Holdco shall, and if Quartet or Holdco is unable to, the Company shall cause the Surviving Pubco as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of six years from and after the Effective Time from one or more insurance carriers with the same or better credit rating as Quartet’s current insurance carriers with respect to directors’ and officers’ liability insurance and fiduciary liability insurance to the fullest extent permitted by Applicable Law (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable as Quartet’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If Quartet, Holdco and the Surviving Pubco for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Pubco shall, and the Company shall cause the Surviving Pubco to, continue to maintain in effect for a period of six years from and after the Effective Time the D&O Insurance in place as of the date hereof with benefits and levels of coverage at least as favorable as provided in Quartet’s existing policies as of the date hereof, or the Surviving Pubco shall, and the Company shall cause the Surviving Pubco to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in Quartet’s existing policies as of the date hereof; provided, however, that in no event shall the Company or the Surviving Pubco be required to expend for such policies premium amounts in excess of 250% of the premiums currently paid by Quartet for such insurance; and, provided, further that if the annual premiums of such insurance coverage exceed such amount, the Surviving Pubco shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) If Holdco or the Surviving Pubco or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Holdco or the Surviving Pubco assume the obligations set forth in this Section 5.16.

(d) The provisions of this Section 5.16 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Quartet and Holdco for all periods ending on or before the Closing Date and may not be changed without the consent of the Representative.

(e) The rights of the Indemnified Parties under this Section 5.16 shall be in addition to any rights such Indemnified Parties may have under the Charter Documents of Quartet or Holdco, or under any applicable contracts or Applicable Law.

5.17. Insider Loans; Equity Ownership in Subsidiaries.  The Stockholders, at or prior to Closing, shall (i) repay to the Company any loan by the Company to such Stockholders and any other amount owed by the Stockholders to the Company; (ii) cause any guaranty or similar arrangement pursuant to which the Company has guaranteed the payment or performance of any obligations of such Stockholders to a third party to be terminated; and (iii) cease to own any direct equity interests in any Subsidiary of the Company. The Company shall use its best efforts to enable the Stockholders to accomplish the foregoing.

5.18. Certain Financial Information.  Within twenty (20) Business Days after the end of each month between the date hereof and the earlier of the Closing Date and the date on which this Agreement is terminated, the Company shall deliver to Quartet unaudited consolidated financial statements of the Company and its Subsidiaries for such month, including a balance sheet, statement of operations, and statements of stockholders’ equity and cash flow, prepared in accordance with the U.S. GAAP applied on a consistent basis to prior periods (except as may be indicated in the notes thereto) and that fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations for the period indicated, except that such statements need not contain notes.

5.19. Access to Financial Information.  The Company will, and will cause its auditors to, (a) continue to provide Quartet and its advisors full access to all of the Company’s financial information used in the preparation of its Audited Financial Statements and the financial information furnished pursuant to Section 5.18 hereof and (b) cooperate fully with any reviews performed by Quartet or its advisors of any such financial statements or information.

5.20. Quartet Borrowings.  Through the Closing, Quartet shall be allowed to borrow up to $1,000,000 of funds from its directors, officers and/or stockholders to meet Quartet’s reasonable working capital requirements, with any such loans to be made only as reasonably required by the operation of Quartet in due course on a non-interest bearing basis and repayable in cash at Closing (or, with respect to up to $500,000 of loans, convertible into securities of Quartet in accordance with the terms of the promissory notes issued to evidence the borrowing, which such terms have been set in the Final Prospectus).

5.21. Trust Fund Disbursement.  Quartet shall cause the Trust Fund to be disbursed to the Company and as otherwise contemplated by this Agreement immediately upon the Closing. All liabilities and obligations of Quartet due and owing or incurred at or prior to the Effective Time shall be paid as and when due, including all amounts payable (i) to stockholders who elect to have their shares of Quartet Common Stock converted to cash in accordance with the provisions of Quartet’s Charter Documents, (ii) for income tax or other tax obligations of Quartet prior to Closing, (iii) as repayment of loans and reimbursement of expenses to directors, officers and founding stockholders of Quartet, and (iv) to third parties (e.g., professionals, printers, etc.) who have rendered services to Quartet in connection with its operations and efforts to effect a business combination, including the Mergers.

5.22. Section 16 Matters.  Prior to the Effective Time, Quartet and Holdco shall take all reasonable steps as may be required or permitted to cause any dispositions of the Quartet Shares and Quartet Rights that occur or are deemed to occur by reason of or pursuant to the Mergers by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Quartet to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters.

5.23. Holdco Plan.  As soon as practicable following Closing, Holdco shall create an incentive stock plan (the “Holdco Plan”) that provides that an aggregate of no more than 4.0% of the Holdco Shares to be outstanding immediately after the Effective Time shall be reserved for issuance pursuant to the Holdco Plan.

5.24. Founding Shareholder Letters.  In connection with the execution and delivery of this Agreement, as of the date hereof, Quartet will cause the Quartet Founding Shareholders to execute letter agreements (“Founding Shareholder Agreements”) in the form of Exhibit D.

ARTICLE VI.

CONDITIONS TO THE TRANSACTION

6.1. Conditions to Obligations of Each Party to Effect the Mergers.  The respective obligations of each party to this Agreement to effect the Mergers shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a) Registration Statement.  The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order suspending the effectiveness of the Registration Statement nor shall proceedings for that purpose have been threatened.

(b) Quartet Stockholder Approval.  This Agreement and the Mergers shall have been duly approved and adopted by the stockholders of Quartet by the requisite vote under the laws of the State of Delaware and the Quartet Charter Documents.

(c) Quartet Common Stock.  Holders of no more than 9,169,603 of the shares of Quartet Common Stock issued in Quartet’s initial public offering of securities and outstanding immediately before the Closing (or such greater or lesser number as may be derived from the Quartet SEC Reports filed after the date hereof) shall have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Quartet’s Charter Documents.

(d) HSR Act; No Order.  All specified waiting periods under the HSR Act shall have expired and no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Mergers illegal or otherwise prohibiting consummation of the Mergers, substantially on the terms contemplated by this Agreement.

(e) Listing.  Quartet shall receive written confirmation from NYSE or Nasdaq that the Company meets all the requirements for listing on such exchange other than the requirement to have a sufficient number of round lot holders.

6.2. Additional Conditions to Obligations of the Company.  The obligations of the Company and the Stockholders to consummate and effect the Mergers shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties.  Each representation and warranty of Quartet, Holdco and Merger Sub contained in this Agreement shall have been true and correct (without regard to any materiality or Material Adverse Effect qualifier contained therein) (A) as of the date of this Agreement and (B) subject to the last sentence of Section 5.12, on and as of the Closing Date (except for any representations and warranties made as of an earlier date, which shall be true and correct as of the specified date) with the same force and effect as if made on the Closing Date with the same force and effect as if made on the Closing Date, except (i) where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect with respect to Quartet and (ii) that the representations and warranties set forth in Sections 3.3, 3.4, 3.22, 3.23, 3.24 and 3.25 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of Quartet, Holdco and Merger Sub by an authorized officer of Quartet, Holdco and Merger Sub (“Quartet Closing Certificate”).

(b) Agreements and Covenants.  Quartet, Holdco and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, in each case in all material respects, and the Quartet Closing Certificate shall include a provision to such effect.

(c) No Litigation.  No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Quartet or the

Company to own, operate or control any of the assets and operations of Surviving Pubco or the Surviving Corp following the Mergers and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents.  Quartet, Holdco and Merger Sub shall have obtained all consents, waivers and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Quartet and the Quartet Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect.  No Material Adverse Effect with respect to Quartet shall have occurred since the date of this Agreement.

(f) SEC Compliance.  Immediately prior to Closing, Quartet shall be in compliance with the reporting requirements under the Exchange Act.

(g) Registration Rights Agreement.  The Registration Rights Agreement, in the form of Exhibit C shall be executed by Quartet and delivered to the Company.

(h) Other Deliveries.  At or prior to Closing, Quartet shall have delivered to the Company (i) copies of resolutions and actions taken by the respective board of directors and shareholders or stockholders of Quartet, Holdco and Merger Sub in connection with the approval of this Agreement and the transactions contemplated hereunder, (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder, and (iii) the Cash Consideration by wire transfer of immediately available funds to an account designated in writing to the Representative.

(i) Trust Fund.  Quartet shall have made appropriate arrangements to have the Trust Fund, less amounts paid and to be paid pursuant to Section 5.21, disbursed to the Company upon the Closing.

(j) Opinion of Quartet Counsel.  The Company shall have received from Graubard Miller, counsel to Quartet, an opinion of counsel in substantially the form of Exhibit E annexed hereto.

(k) Opinion of Holdco and Merger Sub Counsel.  The Company shall have received from Cox Hallett Wilkinson Limited, counsel to Holdco and Merger Sub, an opinion of counsel in substantially the form of Exhibit F annexed hereto.

(l) Founding Shareholder Agreements.  The Quartet Founding Shareholders shall have delivered the Founding Shareholder Agreements.

6.3. Additional Conditions to the Obligations of Quartet, Holdco and Merger Sub.  The obligations of Quartet, Holdco and Merger Sub to consummate and effect the Mergers shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Quartet:

(a) Representations and Warranties.  Each representation and warranty of the Company and the Stockholder contained in this Agreement shall have been true and correct (without regard to any materiality or Material Adverse Effect qualifier contained therein) (A) as of the date of this Agreement and (B) subject to the last sentence of Section 5.12, on and as of the Closing Date (except for any representations and warranties made as of an earlier date, which shall be true and correct as of the specified date) with the same force and effect as if made on the Closing Date, except (i) where the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect and (ii) that the representations and warranties set forth in Sections 2.3, 2.4, 2.24 and 2.25 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date. Quartet shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company (“Company Closing Certificate”).

(b) Agreements and Covenants.  The Company and the Stockholder shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply

(other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of the Company) does not, or will not, constitute a Material Adverse Effect on the Company, and the Company Closing Certificate shall include a provision to such effect.

(c) No Litigation.  No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Quartet or the Company to own, operate or control any of the assets and operations of Surviving Pubco or the Surviving Corp following the Mergers and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d) Consents.  The Company shall have obtained all consents, waivers, permits and approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and the Company Closing Certificate shall include a provision to such effect.

(e) Material Adverse Effect.  No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

(f) Board of Directors.  The persons listed in Schedule 5.2 shall have been appointed as officers and directors of Holdco.

(g) Lock-Up Agreement.  The Lock-Up Agreements shall be executed by the Stockholders and delivered to Quartet.

(h) Negative Assurance Letter.  Quartet shall have received a negative assurance letter in a form that is reasonably acceptable to Quartet from outside counsel to the Company that is reasonably acceptable to Quartet.

(i) Opinion of Company Counsel.  Quartet shall have received from Appleby, counsel to the Company, an opinion of counsel in substantially the form of Exhibit H annexed hereto.

(j) Other Deliveries.  At or prior to Closing, the Company shall have delivered to Quartet: (i) copies of resolutions and actions taken by the Company’s board of directors and shareholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by Quartet and its counsel in order to consummate the transactions contemplated hereunder.

(k) Insider Loans; Equity Ownership in Subsidiaries.   (i) All outstanding indebtedness owed by Insiders to the Company shall have been repaid in full, including the indebtedness and other obligations described on Schedule 2.23; (ii) all outstanding guaranties and similar arrangements pursuant to which the Company has guaranteed the payment or performance of any obligations of any Insider to a third party shall have been terminated; and (iii) no Insider shall own any direct equity interests in any Subsidiary of the Company.

ARTICLE VII.

INDEMNIFICATION

7.1. Indemnification of Surviving Pubco by the Stockholders.

(a) Effective at and after the Closing, subject to the terms and conditions of this Article VII (including without limitation the limitations set forth in Section 7.4), the Surviving Pubco and its representatives, successors and permitted assigns (the “Indemnified Parties”) shall be indemnified, defended and held harmless by the Stockholders, but only to the extent of the Escrow Shares, from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Indemnified Party by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of the Company contained in or made pursuant to this Agreement, including any Schedule or ancillary agreement hereto, or contained in any certificate delivered by the Company to Quartet pursuant to this Agreement with respect hereto or thereto in connection with the Closing; and

(ii) the non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement;

(b) As used in this Article VII, the term “Losses” shall include on a dollar for dollar basis all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid; provided that in no event will Losses include any indirect, remote, exemplary, consequential, punitive or multiple-based losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs or expenses. Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which the Indemnified Parties may be entitled to indemnification pursuant to Article VII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as “material,” “materially,” or “Material Adverse Effect” shall be deemed made or given without such qualification and without giving effect to such words.

7.2. Indemnification of Third Party Claims.  The indemnification obligations and liabilities under this Article VII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against a party under an obligation to indemnify pursuant to Sections 7.1 other than the Indemnified Parties (a “Third Party Claim”) shall be subject to the following terms and conditions:

(a) Notice of Claim.  The Indemnified Parties will give the party allegedly required to provide indemnification protection under this Article VII (the “Indemnifying Party”) prompt written notice after receiving written notice of any Third Party Claim or discovering the liability, obligation or facts giving rise to such Third Party Claim (a “Notice of Claim”) which Notice of Third Party Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the underlying representation, warranty or covenant alleged to have been breached and the facts then known on which such alleged breach is based, (iii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iv) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Indemnifying Party shall be entitled to participate in the defense of Third Party Claim at its expense.

(b) Defense.  The Indemnifying Parties shall have the right, at their option (subject to the limitations set forth in subsection 7.2(c) below) and at their own expense, by written notice to the Indemnified Parties, to assume the entire control of, subject to the right of the Indemnified Parties to participate (at their expense and with counsel of their choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given, and shall be entitled to appoint a recognized and reputable counsel to be the lead counsel in connection with such defense; provided that an Indemnifying Party’s assumption of the defense of a Third Party Claim will not, vis-à-vis the Indemnified Parties, constitute acceptance of liability to the Indemnified Parties under this Article VII. If the Indemnifying Parties elect to assume the defense of a Third Party Claim:

(i) the Indemnifying Parties shall diligently and in good faith defend such Third Party Claim and shall keep the Indemnified Parties reasonably informed of the status of such defense; provided, however, that in the case of any settlement providing for remedies which are not merely incidental to a primary damage claim or claims for monetary damages, the Indemnified Parties shall have the right to approve any settlement, which approval will not be unreasonably withheld, delayed or conditioned; and

(ii) the Indemnified Parties shall cooperate fully in all respects with the Indemnifying Parties in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and the Indemnified Parties shall make available to the Indemnifying Parties all pertinent information and documents under its control.

(c) Limitations of Right to Assume Defense.  The Indemnifying Parties shall not be entitled to assume control of such defense and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Parties if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) the Third Party Claim seeks an injunction or equitable relief against the Indemnifying Parties which is not merely incidental to a primary damage claim or claims for monetary damages; or (iii) there is a reasonable probability that a Third Party Claim could result in a Material Adverse Effect of Holdco.

(d) Other Limitations.  Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not constitute a defense (in whole or in part) to any Third Party Claim by the Indemnified Parties against the Indemnifying Parties and shall not affect the Indemnifying Parties’ duties or obligations under this Article VII, except to the extent (and only to the extent that) such failure shall have (i) adversely affected the ability of the Indemnifying Parties to defend against or reduce their liability or (ii) caused or increased such liability or otherwise caused the Losses for which the Indemnifying Parties are obligated to be greater than such Losses would have been had the Indemnified Parties given the Indemnifying Parties prompt notice hereunder. So long as the Indemnifying Parties are defending any such action actively and in good faith, the Indemnified Parties shall not settle such action. The Indemnified Parties shall make available to the Indemnifying Parties all relevant records and other relevant materials required by them and in the possession or under the control of the Indemnified Parties, for the use of the Indemnifying Parties and their representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.

(e) Failure to Defend.  If the Indemnifying Parties, promptly after receiving a Notice of Claim, fail to defend such Third Party Claim in good faith, the Indemnified Parties, at its own cost and expense, will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Indemnifying Parties shall have the right to approve any settlement, which approval will not be unreasonably withheld, delayed or conditioned.

(f) Indemnified Parties’ Rights.  Anything in this Section 7.2 to the contrary notwithstanding, the Indemnifying Parties shall not, without the written consent of the Indemnified Parties (which consent will not be unreasonably withheld, conditioned or delayed), settle or compromise any action or consent to the entry of any judgment which does not include a full and unconditional release from all liability and obligation in respect of such action without any payment by the Indemnified Parties.

(g) Indemnifying Parties Consent.  Unless the Indemnifying Parties have consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement.

7.3. Insurance Effect.  To the extent that any Losses that are subject to indemnification pursuant to this Article VII are covered by insurance paid for by the Surviving Pubco or the Surviving Corp prior to or after the Closing, the Surviving Pubco and the Surviving Corp shall use commercially reasonable efforts to obtain the maximum recovery under such insurance; provided that the Indemnified Parties shall nevertheless be entitled to bring a claim for indemnification under this Article VII in respect of such Losses and the time limitations set forth in Section 7.4 hereof for bringing a claim of indemnification under this Agreement shall be tolled during the pendency of such insurance claim. The existence of a claim by the Indemnified Parties for monies from an insurer or against a third party in respect of any Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing by the Indemnifying Parties. If the Surviving Pubco or the Surviving Corp has received the payment required by this Agreement from the Indemnifying Parties in respect of any Loss and later receives proceeds from insurance or other amounts in respect of such Loss, then it shall hold such proceeds or other amounts in trust for the benefit of the Indemnifying Parties and shall pay to the Indemnifying Parties, as promptly as practicable after receipt, a sum equal to the amount of such proceeds or other amount received, up to the aggregate amount of any payments received from the Indemnifying Parties pursuant to this Agreement in respect of such Loss. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated.

7.4. Limitations on Indemnification.  Notwithstanding anything to the contrary in this Article VII or elsewhere in this Agreement, the following terms will apply to any claim arising out of this Agreement or related to the transactions contemplated hereby:

(a) Survival: Time Limitation.  The representations and warranties of the Parties under this Agreement will survive the execution and delivery of this Agreement until the first anniversary of the Closing Date, at which time such representations and warranties will expire (the “Basic Survival Period”) except that the right of the Indemnified Parties to bring (i) Environmental Indemnity Claims shall survive the Closing for the period that ends on the Environmental Indemnity Escrow Termination Date (the “Environmental Indemnity Survival Period”), (ii) Claims for the breach of the representations and warranties in Sections 2.1(a) and (b), 2.3, 2.4 and 1.13(c)(iv) shall survive without limitation as to time, and (iii) Claims for the breach of the representations and warranties in Sections 3.1, 3.3, and 3.4 shall survive without limitation as to time. The covenants and agreements of the parties hereto contained in this Agreement, any ancillary agreement hereto or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith shall survive the Closing indefinitely or for the shorter period explicitly specified therein, except that for such covenants and agreements that survive for such shorter period, breaches thereof shall survive indefinitely or until the latest date permitted by law.

(b) Any indemnification claim made by the Indemnified Parties prior to the termination of the Basic Survival Period or the Environmental Indemnity Survival Period (each a “Survival Period”), as the case may be, shall be preserved despite the subsequent termination of such Survival Period and any claim set forth in a Notice of Claim sent prior to the expiration of such Survival Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, no claim for indemnification under this Article VII shall be brought after the end of the Survival Period or the Environmental Indemnity Survival Period, as the case may be.

(c) Deductible.  No amount shall be payable under Article VII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $2,000,000 (the “Deductible”), in which event the amount payable shall be only the Losses that are indemnifiable pursuant to Section 7.1 in excess of the amount of the Deductible (including, for avoidance of doubt and subject to the limitations set forth in this Article VII, all Losses that are indemnifiable pursuant to Section 7.1 from time to time after the Deductible has been exceeded). Notwithstanding the foregoing, the Deductible shall not apply to Losses that arise out of (i) a breach of the representations and warranties in Section 1.13(c)(iv) or Section 2.3, or (ii) an Environmental Indemnification Claim, each of which shall be indemnifiable as to all Losses that so arise from the first dollar thereof.

(d) Aggregate Amount Limitations.  The aggregate liability for Losses pursuant to Section 7.1 shall not in any event exceed the Escrow Shares in the case of Basic Indemnity Claims or the Environmental Indemnity Shares in the case of Environmental Indemnity Claims, and Surviving Pubco shall have no claim against the Shareholders other than for any of such Escrow Shares (and any dividends declared and actually paid with respect to the Escrow Shares).

(e) No Double Recovery.  In the event that any Losses for which indemnification is provided under this Article VII are recoverable under more than one provision of this Agreement, the Indemnified Parties will only be permitted to recover with respect to any particular Losses suffered by it one time as it is the parties’ intention that once any particular Losses have been recovered by the Indemnified Parties under one provision, such Losses no longer exist and, therefore, recovery by the Indemnified Parties for such same Losses under another provision would constitute an unintended and prohibited “double” recovery.

(f) Miscellaneous Limitations.  Notwithstanding anything to the contrary contained in this Agreement or otherwise, the Indemnified Parties will not be entitled to indemnification pursuant to Section 7.1 for any Loss underlying such indemnification claim to the extent that: (i) the Indemnified Parties could have, with commercially reasonable efforts, mitigated or prevented such Loss (or any part thereof); (ii) such Loss (or any part thereof) results from or is increased by the action or inaction of any Indemnified Parties or any Affiliate thereof; or (iii) such Loss (or any part thereof) arises, or is increased, as a result of a change after the Closing in any accounting principle, method or policy.

7.5. EXCLUSIVE REMEDY.   HOLDCO (WHICH SHALL SURVIVE THE REDOMESTICATION MERGER TO BECOME SURVIVING PUBCO), ON BEHALF OF ITSELF AND THE OTHER INDEMNIFIED PARTIES, HEREBY ACKNOWLEDGES AND AGREES THAT, FROM AND AFTER THE CLOSING, THE SOLE AND EXCLUSIVE REMEDY OF THE INDEMNIFIED PARTIES WITH RESPECT TO ANY AND ALL CLAIMS FOR LOSSES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE PURSUANT AND SUBJECT TO THE REQUIREMENTS OF THE INDEMNIFICATION PROVISIONS SET FORTH IN THIS ARTICLE VII. ACCORDINGLY, EACH OF THE PARTIES TO THIS AGREEMENT EXPRESSLY WAIVES AND RELEASES ANY REMEDY, LIABILITY AND ANY RIGHTS IT MAY HAVE PURSUANT TO LAW OR EQUITY OTHER THAN THE REMEDIES EXPRESSLY PROVIDED UNDER THIS ARTICLE VII. FURTHERMORE, EACH PARTY TO THIS AGREEMENT COVENANTS NOT TO SUE OR OTHERWISE THREATEN ANY CLAIM THAT INCLUDES ANY REMEDY WAIVED BY THE PRECEDING SENTENCE, AND SUCH PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE AGREEMENT, WAIVERS AND RELEASES CONTAINED IN THIS SECTION 7.5 ARE CONSPICUOUS. NOTWITHSTANDING ANY OF THE FOREGOING, NOTHING CONTAINED IN THIS ARTICLE VII SHALL IN ANY WAY IMPAIR, MODIFY OR OTHERWISE LIMIT THE INDEMNIFIED PARTIES’ RIGHT TO BRING ANY CLAIM, DEMAND OR SUIT AGAINST THE OTHER PARTY BASED UPON SUCH OTHER PARTY’S ACTUAL FRAUD OR INTENTIONAL OR WILLFUL MISREPRESENTATION OR OMISSION, IT BEING UNDERSTOOD THAT A MERE BREACH OF A REPRESENTATION AND WARRANTY, WITHOUT INTENTIONAL OR WILLFUL MISREPRESENTATION OR OMISSION, DOES NOT CONSTITUTE FRAUD.

7.6. Adjustment to Merger Consideration.  Amounts paid for indemnification under Article VII shall be deemed to be an adjustment to the value of the Holdco Shares issued by Holdco as a result of the Mergers, except as otherwise required by Law.

7.7. Representative Capacities; Application of Escrow Shares.  The parties acknowledge that the Representative’s obligations under this Article VII are solely as a representative of the Surviving Corp in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify the Surviving Corp under this Article VII and that the Representative shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to the Surviving Corp as a result of such indemnification obligations shall be made solely from, and to the extent of, the Escrow Shares. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne in the first instance by the Surviving Corp, which may make a claim for reimbursement thereof against the Escrow Shares upon the claim with respect to which such expenses are incurred becoming an Established Claim (as defined in the Escrow Agreement). The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Shares to satisfy any claim for indemnification pursuant to this Article VII. The value of the Escrow Shares shall be determined in accordance with the Escrow Agreement. The Escrow Agent will hold the remaining portion of the Escrow Shares until final resolution of all claims for indemnification or disputes relating thereto.

7.8. Tax Benefits.  The amount of any Losses for which indemnification is provided shall be reduced by any net Tax benefit to such Indemnified Party and its Affiliates, to the extent realized by such party as a result of such Losses, including the present value (determined by discounting at 8%) of the benefit arising from an increase in the Tax basis of assets, net of any Tax costs incurred by the Indemnified Party as a result of the receipt of the indemnification payments hereunder. In calculating the amount of net Tax benefit, the Indemnified Party and its Affiliates shall be presumed to pay Taxes at a forty percent (40%) Tax rate. The Indemnified Party shall provide the Indemnifying Party with such documentation as may be reasonably requested in order to ascertain or confirm the amount of any net Tax benefit or net Tax cost referred to herein.

7.9. Mitigation.  A Indemnified Party shall use commercially reasonably efforts to mitigate Losses suffered, incurred or sustained by it arising out of any matter for which it is entitled to indemnification hereunder; provided that no Indemnified Party shall be required to (i) take any action or refrain from taking any action that is contrary to any applicable Contract, order or law binding on it or any Affiliate thereof or (ii) incur any out-of-pocket expense in connection with such mitigation (other than de minimus incidental expenses).

7.10. NO RELIANCE.  AS MODIFIED BY THE APPLICABLE DISCLOSURE SCHEDULES, THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONTAINED IN ARTICLE II AND QUARTET, HOLDCO AND MERGER SUB IN ARTICLE III, CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE PARTIES TO THIS AGREEMENT AND IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ANCILLARY AGREEMENT HERETO. EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES, NO PARTY TO THIS AGREEMENT MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF ANY NATURE. EACH PARTY CONFIRMS THAT IT IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OTHER THAN AS SET FORTH IN THIS AGREEMENT AND EACH PARTY ACKNOWLEDGES THAT THIS NO RELIANCE CONFIRMATION IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S WILLINGNESS TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY AND BY ANY ANCILLARY AGREEMENT HERETO. WITHOUT LIMITING THE FOREGOING, THE PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE II, THE COMPANY IS NOT MAKING AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO MATERIALS FURNISHED TO QUARTET OR ITS REPRESENTATIVES DURING THE DILIGENCE PROCESS OR OTHERWISE (INCLUDING FINANCIAL OR OPERATIONAL FORECASTS) OR MATTERS THAT WERE DISCUSSED ORALLY OR IN WRITING ON OR PRIOR TO THE DATE HEREOF.

ARTICLE VIII.

TERMINATION

8.1. Termination.  This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written agreement of Quartet and the Company at any time;

(b) by either Quartet or the Company if the Mergers shall not have been consummated by September 30, 2014 (the “Termination Date”) for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Mergers to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c) by either Quartet or the Company if a Governmental Entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, which order, decree, ruling or other action is final and nonappealable;

(d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Quartet set forth in this Agreement, or if any representation or warranty of Quartet shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Quartet is curable by Quartet prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for fifteen (15) days after delivery of written notice from the Company to Quartet of such breach (or if the Termination Date is less than fifteen (15) days from notice by the Company, is not cured, or by its nature or timing cannot be cured, by the Company by the Termination Date), provided Quartet continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by Quartet is cured during such fifteen (15)-day period);

(e) by Quartet, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company prior to the Closing Date, then Quartet may not terminate this Agreement under this Section 8.1(e) for fifteen (15) days after delivery of written notice from Quartet to the Company of such breach (or if the Termination Date is less than fifteen (15) days from notice by Quartet, is not cured, or by its nature or timing cannot be cured, by Quartet by the Termination Date), provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Quartet may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by the Company is cured during such fifteen (15)-day period);

(f) by the Company, if, at the Special Meeting (including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Quartet Common Stock required under Quartet’s Charter Documents, or the holders of more than 9,169,603 of the shares of Quartet Common Stock issued in Quartet’s initial public offering and outstanding as of the date of the record date of the Special Meeting (or such greater or lesser number as may be derived from the Quartet SEC Reports filed after the date hereof) shall exercise their rights to convert the shares of Quartet Common Stock held by them into cash in accordance with Quartet’s Charter Documents;

(g) by the Company if (i) the Quartet Board shall change its recommendation that Quartet’s stockholders vote in favor of this Agreement or the Mergers, or fails to reaffirm such recommendation as promptly as practicable (and in any event within five Business Days) after receipt of any written request to do so from the Company, or Quartet breaches any of its obligations under Section 5.1 (it being understood, however, that the Company may not terminate this Agreement pursuant to this Section 8.1(g) if the breach of Quartet’s obligations under Section 5.1 arises as a result of the Company’s failure to provide the information concerning the Company required to be included in the Registration Statement and Proxy Statement/Prospectus or the Company’s failure to provide the necessary consents and approvals for the Registration Statement and Proxy Statement/Prospectus from its auditors within 20 Business Days after the date of this Agreement) or (ii) the Mergers have not been consummated within 45 days after the Proxy Statement/Prospectus has been cleared by the SEC; and

(h) by the Company, if at any point Quartet does not have cash on hand (or in Quartet’s Trust Fund) of at least $25,000,000 (including immediately prior to the Mergers, after giving effect to the payment to stockholders who elect to have their shares of Quartet Common Stock converted to cash in accordance with the provisions of Quartet’s Charter Documents).

8.2. Notice of Termination; Effect of Termination.  Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Mergers shall be abandoned, except for and subject to the following: (i) Sections 5.6, 5.12, 8.2 and 8.3 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement, including a breach by a party electing to terminate this Agreement pursuant to Section 8.1(b) caused by the action or failure to act of such party constituting a principal cause of or resulting in the failure of the Mergers to occur on or before the date stated therein.

8.3. Fees and Expenses.  All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including the preparation, review and filing of any filings prepared for filing with the SEC) shall be paid by the party incurring such expenses whether or not the Mergers are consummated. All documented fees and expenses incurred in direct connection with this Agreement, the transactions contemplated hereby, and the S-1 filed previously by the Company shall be paid by the party incurring such expenses whether or not the Mergers are consummated. All fees and expenses incurred by any Affiliates of the Company (including for the avoidance of doubt Cartesian Capital Group, LLC and its Affiliates) in connection with this Agreement and the transactions contemplated hereby shall be deemed to be expenses of the Company. Any fee or expense in excess of $25,000 incurred by either party in connection with this Agreement and the transactions contemplated hereby will be subject to the approval of the other party, such approval not to be unreasonably withheld, delayed or conditioned.

ARTICLE IX.

DEFINED TERMS

Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“Accounting Arbiter”	Section 1.14(g)
“Affiliate”	Section 10.2(g)
“Agreement”	Header
“Alternative Transaction Proposal”	Section 5.15
“Applicable Law”	Section 1.3
“Approvals”	Section 2.1(a)
“Audited Financial Statements”	Section 2.7(a)
“Basic Indemnity Escrow Termination Date”	Section 1.2
“Basic Survival Period”	Section 7.5(a)
“Bermuda Certificate of Merger”	Section 1.2
“Bermuda Merger Sub Certificate of Merger”	Section 1.2
“Blue Sky Laws”	Section 1.13(c)(i)
“Business Days”	Section 10.2(i)
“Cancellation Shares”	Section 1.15(a)
“Certificates of Merger”	Section 1.2
“Charter Documents”	Section 2.1(a)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Closing Form 8-Ks	Section 5.4(b)
“Closing Press Release”	Section 5.4(b)
“Code”	Section 1.9(a)
“Companies Act”	Recital A
“Company and Stockholder Releasors”	Section 5.10
“Reviewable Document”	Section 5.5(a)

“Company Board”	Recital B
“Company Certificates”	Section 1.5(b)(i)
“Company Closing Certificate”	Section 6.3(a)
“Company Common Shares”	Section 1.3
“Company Contracts”	Section 2.20(a)
“Company Intellectual Property”	Section 2.19(a)(ii)
“Company Preferred Shares”	Section 1.3
“Company Products”	Section 2.19(a)(iv)
“Company Schedule”	Article II Preamble
“Continental”	Section 1.6(a)
“Copyrights”	Section 2.19(a)(i)
“Corporate Records”	Section 2.1(c)
“Costs”	Section 5.16(a)
“D&O Insurance”	Section 5.16(b)
“Deductible”	Section 7.5(c)
“Delaware Certificate of Merger”	Section 1.2
“Disqualification Event”	Section 1.13(c)(iii)
“DGCL”	Recital A
“Disclosure Schedules”	Section 5.12
“Effective Time”	Section 1.2
“Elected Cash Consideration”	Section 1.5(b)(iii)
“Environmental Claim”	Section 2.17(c)
“Environmental Indemnification Claim”	Section 1.11
“Environmental Indemnity Escrow Termination Date”	Section 1.11
“Environmental Indemnity Shares”	Section 1.11
“Environmental Indemnity Survival Period”	Section 7.5(a)
“Environmental Law”	Section 2.17(b)
“ERISA”	Section 2.11(c)
“Escrow Account”	Section 1.11
“Escrow Agent”	Section 1.11
“Escrow Agreement”	Section 1.11
“Escrow Shares”	Section 1.11
“Exchange Act”	Section 1.13(c)(i)
“Exchange Agent”	Section 1.6(a)
“Final Prospectus”	Section 5.11
“Founding Shareholder Agreements”	Section 5.24
“Governmental Action/Filing”	Section 2.22(c)
“Governmental Entity”	Section 1.13(c)(i)
“Hazardous Substance”	Section 2.17(d)
“Holdco”	Heading
“Holdco Board”	Recital B
“Holdco Certificates”	Section 1.6(a)
“Holdco Indemnified Parties”	Section 5.16(a)
“Holdco Plan”	Section 5.23
“Holdco Shares”	Section 1.5(a)(i)
“HSR Act”	Section 2.5(b)
“Indemnified Parties”	Section 7.1(a)
“Indemnifying Parties”	Section 7.3(a)
“Insider”	Section 2.20(a)(i)

“Insurance Policies”	Section 2.21
“Intellectual Property”	Section 2.19(a)(i)
“knowledge”	Section 10.2(e)
“Leased Vessels”	Section 2.15(a)
“Legal Requirements”	Section 10.2(b)
“Lien”	Section 10.2(f)
“Lock-Up Agreements”	Section 1.17
“Losses”	Section 7.1(b)
“Maritime Guidelines”	Section 10.2(c)
“Material Adverse Effect”	Section 10.2(a)
“Material Company Contracts”	Section 2.20(a)
“Mergers”	Recital A
“Merger Sub”	Heading
“Merger Sub Board”	Recital B
“Nasdaq”	Section 3.23
“Net Income”	Section 1.14(e)(i)
“Net Income Calculation”	Section 1.14(g)
“Net Income Shares”	Section 1.14(e)(ii)
“Newbuildings”	Section 2.20(a)(v)
“Notice of Claim”	Section 7.3(a)
“NYSE”	Section 5.13
“Owned Vessels”	Section 2.15(a)
“Permitted Liens”	Section 10.2(h)
“Person”	Section 10.2(d)
“Personal Property”	Section 2.14(c)
“Plan/Plans”	Section 2.11(a)
“Potential Cash Consideration”	Section 1.5(b)(iii)
“Proxy Statement/Prospectus”	Section 5.1(a)
“Quartet”	Heading
“Quartet Board”	Recital B
“Quartet Capital Stock”	Section 3.3(a)
“Quartet Certificates”	Section 1.5(a)(ii)
“Quartet Common Certificate”	Section 1.5(a)(i)
“Quartet Closing Certificate”	Section 6.2(a)
“Quartet Common Stock”	Section 1.5(a)(i)
“Quartet Contracts”	Section 3.19(a)
“Quartet Founding Shareholders”	Section 1.15(b)
“Quartet Preferred Stock”	Section 3.3(a)
“Quartet Rights”	Section 1.5(a)(ii)
“Quartet Rights Certificate”	Section 1.5(a)(ii)
“Quartet Schedule”	Article III Preamble
“Quartet SEC Reports”	Section 3.7(a)
“Quartet Stockholder Approval”	Section 5.1(a)
“Quartet Units”	Section 1.5(a)(iii)
“Quartet UPOs”	Section 1.5(a)(iii)
“Real Property Leases”	Section 2.14(c)
“Redomestication Merger”	Recital A
“Registered Intellectual Property”	Section 2.19(a)(iii)
“Registration Rights Agreement”	Section 5.8

“Registration Statement”	Section 5.1(a)
“Representative”	Section 1.12
“Reviewable Document”	Section 5.5(a)
“SEC”	Section 2.20(a)
“Securities Act”	Section 1.13(c)(i)
“Special Meeting”	Section 5.1(a)
“Signing Form 8-K	Section 5.4(a)
“Signing Press Release”	Section 5.4(a)
“Stockholder/Stockholders”	Heading
“Subsidiary/Subsidiaries”	Section 2.2(a)
“Survival Period”	Section 7.5(b)
“Surviving Corp”	Section 1.1
“Surviving Pubco”	Section 1.1
“Tax/Taxes”	Section 2.16(a)
“Taxable”	Section 2.16(a)
“Tax Return”	Section 2.16(a)
“Termination Date”	Section 8.1(b)
“Third Party Claim”	Section 7.3
“Trademarks”	Section 2.19(a)(i)
“Transaction Merger”	Recital A
“Trust Fund”	Section 3.25
“Uncertificated Shares”	Section 1.6(a)
“U.S. GAAP”	Section 2.7(a)
“Vessels”	Section 2.15(a)

ARTICLE X.

GENERAL PROVISIONS

10.1. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via email or telecopy to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to Quartet, Holdco or Merger Sub, to:	Quartet Merger Corp. 777 Third Avenue, 37th Floor New York, New York 10017 Attention: Eric Rosenfeld Telephone: 212-319-7676 Telecopy: 212-319-0760 E-mail: erosenfeld@crescendopartners.com
with a copy to:	Graubard Miller 405 Lexington Avenue New York, New York 10174-1901 Attention: David Alan Miller, Esq. Telephone: 212-818-8880 Telecopy: 212-818-8881 Email: dmiller@graubard.com

if to the Company or Stockholder, to:	Pangaea Logistics Solutions Ltd.. 109 Long Wharf, 2nd Floor Newport, RI 02840 Attention: Edward Coll Telephone: 401 846 7790 Telecopy: E-mail: ecoll@phoenixbulkus.com
with a copy to:	Cartesian Capital Group
505 Fifth Avenue 15th Floor
New York, NY 10017
Attention: Peter Yu Paul Hong
Telephone: 212 461 6363
Telecopy: 212 461 6366
E-mail: peter.yu@cartesiangroup.com
paul.hong@cartesiangroup.com
with a copy to:	Willkie Farr & Gallagher LLP 787 7th Avenue New York, NY 10036 Attention: Kirk A. Radke Telephone: 212 728 8996 Telecopy: 212 728 9996 E-mail: kradke@willkie.com

10.2. Interpretation.  The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any pronoun shall include the corresponding masculine, feminine and neuter forms. When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity. For purposes of this Agreement:

(a) the term “Material Adverse Effect” when used in connection with an entity means any change, event, or circumstance or effect, individually or when aggregated with other changes, events, circumstances or effects, which has had a material adverse effect on the business, assets (including intangible assets), revenues, financial condition, or results of operations of such entity and its subsidiaries, taken as a whole, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) any outbreak or any development, change, worsening or escalation of hostilities (whether or not armed), acts of war (whether or not declared), sabotage or terrorism, (ii) any act of God, hurricane, tornado, flood, volcano, earthquake or other natural or man-made disaster, (iii) any proposal, enactment or change in interpretation of, or other change in, applicable law, U.S. GAAP (or equivalent accounting practice in any other jurisdiction) or governmental policy or any development or effect of any investigation, audit or review of the Company or any of its Subsidiaries by any Governmental Entity commencing from and after the date hereof, (iv) general conditions in the industries in which the Company or any of its Subsidiaries operate (except to the extent the party suffering such event is affected in a disproportionate manner relative to other companies in the industry in which such party conducts business), (v) the failure, in and of itself, of the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenue, earnings or other financial or operating metrics before, on or after the date of this Agreement, or changes in the credit rating of the Company or any of its Subsidiaries (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Material Adverse Effect if otherwise contemplated by this definition), (vi) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (vii) changes in general national or regional political, economic or industry-wide conditions (except to the extent the party suffering such event is affected in a disproportionate manner relative to other companies in the industry in which such party conducts business), and (viii) any action taken or omitted to be taken by the Company or its Subsidiaries at Quartet’s direction or written request (including any action not taken as a result of the failure of Quartet to consent to any action requiring Quartet’s consent) or otherwise required or permitted to be taken or omitted to be taken by this Agreement;

(b) the term “Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, requirement or Maritime Guideline issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and all requirements set forth in applicable Company Contracts or Quartet Contracts;

(c) the term “Maritime Guidelines” means any United States, international or non-United States (including Bermuda) rule, code of practice, convention, protocol, guideline or similar requirement or restriction concerning or relating to an Owned Vessel, and to which an Owned Vessel is subject and required to comply with, imposed, published or promulgated by any Governmental Entity, the International Maritime Organization, such Owned Vessel’s classification society or the insurer(s) of such Owned Vessel;

(d) the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(e) the term “knowledge” means actual knowledge or awareness as to a specified fact or event and, with respect to the Company or Quartet of each of the persons listed on Schedule 10.2(e);

(f) the term “Lien” means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the Company or any Affiliate of the Company, or any agreement to give any security interest);

(g) the term “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise;

(h) the term “Permitted Liens” means any and all Liens (a) which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings along with the posting of any security or bond required under applicable Law in connection with such contest, (b) imposed or promulgated by law or any Governmental Entity, (c) arising in connection with any cashiers’, landlords’, workers’, mechanics’, carriers’, repairers’ or other similar lien imposed by law and arising out of obligations incurred in the ordinary course of business, (d) created as a result of any action taken by Quartet or any of its Affiliates, (e) that are expressly listed as exceptions in insurance policies, (f) listed on Schedule 10.2(h), (g) under any financing mortgages over the Owned Vessels, and including with respect to any asset, (h) covenants, conditions, restrictions, encroachments, Liens, easements, rights of way, licenses, grants, building or use restrictions, exceptions, reservations, limitations or other imperfections of title with respect to such asset which, individually or in the aggregate, does not materially detract from the value of, or materially interfere with the present occupancy or use of, such asset and the continuation of the present occupancy or use of such asset, (i) purchase money liens or liens securing rental payments under capital lease arrangements; and (j) which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby and would not otherwise have a Material Adverse Effect;

(i) the term “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close;

(j) the term “have been made available to Quartet or Quartet’s counsel” means that the Company or its advisors have either provided the applicable document, data or material to Quartet in electronic format (including by email or by uploading such document, data or material to an electronic data room to which Quartet and its counsel were provided access) or have been willing (and will be willing at any time prior to Closing) to provide such materials in such format to Quartet and its counsel; and

(k) all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

10.3. Counterparts; Facsimile Signatures.  This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by email or facsimile to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

10.4. Entire Agreement; Third Party Beneficiaries.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Exhibits and Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between Quartet and the Company dated March 20, 2014 is hereby terminated in its entirety and shall be of no further force and effect (except to the extent expressly stated to survive the execution of this Agreement and the consummation of the transactions contemplated hereby); and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

10.5. Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.6. Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.7. No Recourse.  Except as expressly set forth in this Agreement, and other than in the case of fraud or willful and intentional breach of this Agreement or any ancillary agreement hereto, notwithstanding any rights of Quartet at law or in equity, in the event of any default or breach by the Company under this Agreement or any ancillary agreement hereto, Quartet’s remedies shall be restricted to enforcement of its rights against the property and assets of the Company, and no liability whatsoever shall attach to, be imposed on or otherwise be incurred by, any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder, stockholder or Affiliate of the Company (other than the Company), any Stockholder, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, shareholder, stockholder or Affiliate (other than the Company) of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, for any obligations or liabilities of the parties to this Agreement or any ancillary agreement hereto or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby or thereby. Except as expressly set forth in this Agreement or any ancillary agreement, and other than in the case of fraud or willful and intentional breach of this Agreement, notwithstanding any rights of the Company at law or in equity, in the event of any default or breach by Quartet, under this Agreement or any ancillary agreement hereto, the remedies of the Company and the Stockholders shall be restricted to enforcement of its rights against any other property and assets of Quartet, and no liability whatsoever shall attach to, be imposed on or otherwise be, incurred by, any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of Quartet, (other than Quartet) or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing (other than Quartet), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, for any obligations or Liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Without limiting the generality of the foregoing, each party hereto agrees that it shall, and shall cause its Affiliate to, not file, or threaten to file, any claim, suit, action or proceeding in violation of this Section 10.7. Quartet and the Company will be liable for all attorneys’ fees and court costs arising from a breach of this Section 10.7.

10.8. Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

10.9. Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.10. Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.10, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.11. Amendment.  This Agreement may be amended by the parties hereto at any time prior to the Closing Date by execution of an instrument in writing signed on behalf of each of the parties. After the Closing Date, this Agreement may be amended only with the consent of the Representative.

10.12. Extension; Waiver.  At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

10.13. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.   EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK OF THE STATE OF NEW YORK OR THE COUNTY OF WILMINGTON OF THE STATE OF DELAWARE IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR

ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR PURPOSES OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT RELATED HERETO, OR ANY TRANSACTION RELATED HERETO (INCLUDING THE MERGERS) OR THERETO. Each of the parties hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) the defense of sovereign immunity, (ii) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (iii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iv) to the fullest extent permitted by applicable law that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper and (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 10.1. Such service of process shall have the same effect as if the party being served were a resident of the State of New York and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to service process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts.

10.14. WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.14.

10.15. Currency.  All references to currency amounts in this Agreement shall mean United States dollars.

[The Signature Page is the following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

QUARTET MERGER CORP.

By:	/s/ Eric Rosenfeld Name: Eric Rosenfeld Title: Chief Executive Officer

QUARTET HOLDCO LTD.

By:	/s/ Eric Rosenfeld Name: Eric Rosenfeld Title: President

QUARTET MERGER SUB, LTD.

By:	/s/ Eric Rosenfeld Name: Eric Rosenfeld Title: President

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Arthur Jones Name: Arthur Jones Title: Authorized Signatory

SIGNING SECURITYHOLDERS,
for the purposes of Sections 1.11, 1.13, 5.11, 5.12, 5.17 and Articles VII and X:

/s/ Edward Coll
Edward Coll

/s/ Anthony Laura
Anthony Laura

LAGOA INVESTMENTS

By:	/s/ Deborah L. Davis Name: Deborah L. Davis Title: Director

PANGAEA ONE, L.P.

By: Pangaea One GP, LLC
Its: General Partner

By:	/s/ Peter Yu Name: Peter Yu Its: Managing Member

PANGAEA ONE PARALLEL FUND (B), L.P.

By: Pangaea One GP, LLC
Its: General Partner

By:	/s/ Peter Yu Name: Peter Yu Its: Managing Member

PANGAEA ONE (CAYMAN), L.P.

By: Pangaea One GP (Cayman), L.P.
Its: General Partner

By: Pangaea One GP (Cayman), Co.
Its: General Partner

By:	/s/ Peter Yu Name: Peter Yu Its: Director

PANGAEA ONE PARALLEL FUND, L.P.

By: Pangaea One GP2 (Cayman), L.P.
Its: General Partner

By: Pangaea One GP2 (Cayman), Co.
Its: General Partner

By:	/s/ Peter Yu Name: Peter Yu Its: Director

List of Omitted Schedules

The following is a list of the Schedules to the Merger Agreement, omitted pursuant to Rule 601(b)(2) of Regulation S-K:

Schedule 1.5(b)(i).	Allocations of Holdco Stock, Net Income Shares, and Cancellation Shares
Schedule 1.14(f).	Allocations of Net Income Share
Pangaea Disclosure Schedules
Schedule 2.1.	Jurisdictions
Schedule 2.2.	Subsidiaries
Schedule 2.3.	Capitalization
Schedule 2.5.	No Conflict; Required Filings and Consents
Schedule 2.6.	Compliance
Schedule 2.8.	No Undisclosed Liabilities
Schedule 2.9.	Absence of Certain Changes
Schedule 2.10.	Litigation
Schedule 2.11.	Employee Benefits
Schedule 2.12.	Labor Matters
Schedule 2.13.	Restriction on Business Activities
Schedule 2.14(a).	Real Property and Vessels Owned
Schedule 2.14(b).	Permitted Liens
Schedule 2.14(c).	Real Property Leases
Schedule 2.15.	Vessels
Schedule 2.16.	Taxes
Schedule 2.17.	Environmental Matters
Schedule 2.19.	Intellectual Property
Schedule 2.20.	Material Company Contracts
Schedule 2.22(b).	Governmental Actions/Filings
Schedule 2.23.	Interested Party Transaction
Quartet Disclosure Schedules
Schedule 3.3(a).	Capitalization
Schedule 3.3(b).	Capitalization
Schedule 3.3(c).	Capitalization
Schedule 3.3(d).	Capitalization
Schedule 3.14.	Title to Property
Schedule 3.15.	Taxes
Schedule 3.17.	Brokers
Schedule 3.19.	Agreements, Contracts and Commitments
Schedule 3.26.	Government Filings
Schedule 4.1.	Conduct of Business
Schedule 10.2(e).	Knowledge
Schedule 10.2(h).	Permitted Liens

B Y E - L A W S

OF

[PANGAEA LOGISTICS SOLUTIONS LTD.]

INTERPRETATION

1.	INTERPRETATION
1.1	In these Bye-Laws, unless the context otherwise requires:

Appointed Stock Exchange:  has the meaning given such term in the Companies Acts.

Bermuda:  the Islands of Bermuda;

Board:  the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum;

clear days:  in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

Companies Acts:  every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

Company:  the company incorporated in Bermuda under the name of Quartet Holdco, Ltd. on 29 April 2014 and subsequently merged as the surviving entity with Quartet Merger Corp. on [          ] 2014;

Director:  such person or persons as shall be appointed to the Board from time to time pursuant to these Bye-Laws;

Indemnified Person:  any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators;

Officer:  a person appointed by the Board pursuant to these Bye-Laws and shall not include an auditor of the Company;

paid up:  paid up or credited as paid up;

Register:  the Register of Shareholders of the Company and, except in Bye-Law 10, includes any branch register;

Registered Office:  the registered office for the time being of the Company;

Resident Representative:  (if any) the individual or the company appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

Resolution:  a resolution of the Shareholders passed in general meeting or, where required, of a separate class or separate classes of shareholders passed in a separate general meeting or in either case adopted by resolution in writing, in accordance with the provisions of these Bye-Laws;

Seal:  the common seal of the Company and includes any authorised duplicate thereof;

Secretary:  includes a joint, temporary, assistant or deputy Secretary and the individual or the company appointed by the Board to perform any of the duties of the Secretary;

share:  share in the capital of the Company and includes a fraction of a share;

Shareholder:  a shareholder or member of the Company, provided that for the purposes of Bye-Law 45 it shall also include any holder of notes, debentures or bonds issued by the Company;

Specified Place:  the place, if any, specified in the notice of any meeting of the shareholders, or adjourned meeting of the shareholders, at which the chairman of the meeting shall preside;

Subsidiary:  and Holding Company have the same meanings as in section 86 of the Companies Act 1981, except that references in that section to a company shall include any body corporate or other legal entity, whether incorporated or established in Bermuda or elsewhere;

these Bye-Laws:  these Bye-Laws in their present form.

1.2	For the purposes of these Bye-Laws, a corporation which is a shareholder shall be deemed to be present in person at a general meeting if, in accordance with the Companies Acts, its authorised representative is present.
1.3	Words importing only the singular number include the plural number and vice versa.
1.4	Words importing only the masculine gender include the feminine and neuter genders respectively.
1.5	Words importing persons include companies or associations or bodies of persons, whether corporate or un-incorporate.
1.6	A reference to writing shall include typewriting, printing, lithography, photography and electronic record.
1.7	Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).
1.8	A reference to anything being done by electronic means includes its being done by means of any electronic or other communications equipment or facilities and reference to any communication being delivered or received, or being delivered or received at a particular place, includes the transmission of an electronic record to a recipient identified in such manner or by such means as the Board may from time to time approve or prescribe, either generally or for a particular purpose.
1.9	A reference to a signature or to anything being signed or executed include such forms of electronic signature or other means of verifying the authenticity of an electronic record as the Board may from time to time approve or prescribe, either generally or for a particular purpose.
1.10	A reference to any statute or statutory provision (whether in Bermuda or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force.
1.11	In these Bye-Laws:
1.11.1	powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto;
1.11.2	the word Board in the context of the exercise of any power contained in these Bye-Laws includes any committee consisting of one or more Directors, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the ease may be, to whom the power in question has been delegated;
1.11.3	no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of any other power of delegation; and
1.11.4	except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Bye-Laws or under another delegation of the powers.

REGISTERED OFFICE

2.	REGISTERED OFFICE

The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARES AND SHARE RIGHTS

3.	SHARE CAPITAL
3.1	The authorised share capital of the Company at the date of adoption of these Bye-Laws is [ ] divided into [ ] Common Shares of par value [ ] each and [ ] Undesignated Shares of par value [ ] each.
3.2	Common Shares

The Common Shares shall, subject to the other provisions of these Bye-Laws, entitle the holders thereof to the following rights:

3.2.1	as regards dividend:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Board resolves to distribute in paying such profits or reserves to the holder of the Common Shares in respect of their holding of such shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.2	as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Common Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of holders of any preferred shares in the Company then in issue having preferred rights on the return of capital) in respect of their holdings of Common Shares pari passu and pro rata to the number of Common Shares held by each of them;

3.2.3	as regards voting in general meetings:

the holders of the Common Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; every holder of Common Shares present in person or by proxy shall on a poll have one vote for each Common Share held by him.

3.3	Undesignated Shares

The rights attaching to the Undesignated Shares, subject to these Bye-Laws generally and to Bye-Law 3.4 in particular, shall be as follows:

3.3.1	each Undesignated Share shall have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Common Shares or voting or otherwise, as the Board may determine on or before its allotment;
3.3.2	the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;
3.3.3	the particular rights and restrictions attached to any Undesignated Shares shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws; and
3.3.4	the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.
3.4	Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to Bye-Law 3.3) which:
3.4.1	are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or;
3.4.2	are liable to be redeemed at the option of the Company and/or, if authorised by the Memorandum of Association of the Company, at the option of the holder.
3.5	The terms and manner of the redemption of any redeemable shares created pursuant to Bye-Law 3.3 shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be either:
3.5.1	as the Shareholders may by Resolution determine; or
3.5.2	insofar as the Shareholders do not by any Resolution determine, as the Board may by resolution determine, in either case, before the allotment of such shares. A copy of any such Resolution or resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these Bye-Laws.
3.6	The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to Bye-Law 3.3) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.
3.7	Subject to the foregoing and to any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.
3.8	The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.
3.9	The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own shares, of any class, at any price (whether at par or above or below par), and any shares to be so purchased may be selected in any manner whatsoever, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts. The whole or any part of the amount payable on any such acquisition may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts. The Company shall be entered in the Register as a Shareholder in respect of the shares held by the Company as treasury shares and shall be a Shareholder of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those shares save as expressly provided for in the Companies Act.
4.	MODIFICATION OF RIGHTS
4.1	Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy five percent (75%) of the issued shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two (2) or more persons holding or representing by proxy the majority of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.
4.2	For the purposes of this Bye-Law, unless otherwise expressly provided by the rights attached to any shares or class of shares, those rights attaching to any class of shares for the time being shall not be deemed to be altered by:
4.2.1	the creation or issue of further shares ranking pari passu with them;
4.2.2	the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them; or
4.2.3	the purchase or redemption by the Company of any of its own shares.
5.	SHARES
5.1	Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.
5.2	Subject to the provisions of these Bye-Laws, any shares of the Company held by the Company as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.
5.3	The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law. Subject to the provisions of the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.
5.4	Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
5.5	Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as otherwise provided in these Bye-Laws or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

6.	CERTIFICATES
6.1	No share certificates shall be issued by the Company unless, in respect of a class of shares, the Board has either for all or for some holders of such shares (who may be determined in such manner as the Board thinks fit) determined that the holder of such shares may be entitled to share certificates. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.
6.2	If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.
6.3	All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine and issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, or may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on, any certificate ceases for any reason to hold his office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.
6.4	Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts, and the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations.
7.	LIEN
7.1	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such share in respect of such share, and the Company shall also have a first and paramount lien on every share (other than a fully paid share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not. The Company's lien on a share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Bye-Law.
7.2	The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.
7.3	The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person who was the holder of the share immediately before such sale. For giving effect to any such sale, the Board may authorise some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale.

7.4

7.4.1	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in any of the Company’s registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:
(a)	the death of such Shareholder;
(b)	the non-payment of any income tax or other tax by such Shareholder;
(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or
(d)	any other act or thing;
7.4.2	in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):
(a)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;
(b)	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in any of the Company’s registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest at the rate of fifteen percent (15%) per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;
(c)	the Company may recover as a debt due from such Shareholder or his executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and
(d)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

7.5	Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.
8.	CALLS ON SHARES
8.1	The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt excluding the Company in respect of any nil or partly paid shares held by the Company as treasury shares) in respect of any monies unpaid on their shares (whether on account of the par value of the shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.
8.2	A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
8.3	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.
8.4	If a sum called in respect of the share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.
8.5	Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.
8.6	The Board may on the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.
9.	FORFEITURE OF SHARES
9.1	If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.
9.2	The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or instalment is payable will be liable to be forfeited. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.
9.3	If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

9.4	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.
9.5	A forfeited share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.
9.6	A person whose shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which at the date of forfeiture were presently payable by him to the Company in respect of the shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.
9.7	An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the share to the person to whom the same is sold, re-allotted or disposed of, and he shall thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

REGISTER OF SHAREHOLDERS

10.	REGISTER OF SHAREHOLDERS
10.1	The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts. Subject to the provisions of the Companies Acts, the Company may keep one or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers. The Board may authorise any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.
10.2	The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 5.5.

REGISTER OF DIRECTORS AND OFFICERS

11.	REGISTER OF DIRECTORS AND OFFICERS

The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 9:00 a.m. and 5:00 p.m. in Bermuda on every working day.

TRANSFER OF SHARES

12.	TRANSFER OF SHARES
12.1	Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form, in any other form which the Board may approve, or, provided such shares are listed on an Appointed Stock Exchange, by any means permitted by the rules of such exchange.
12.2	Subject to Bye-Law 12.1, any instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully-paid, the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer unless such shares are listed on an Appointed Stock Exchange or:
12.2.1	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,
12.2.2	the instrument of transfer is in respect of only one class of share,
12.2.3	the instrument of transfer is in favour of less than five (5) persons jointly; and
12.2.4	it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.
12.3	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.
12.4	If the Board declines to register a transfer it shall, within three (3) months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.
12.5	[No fee/A fee to be determined by the Board] shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share, (except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on it in connection with such transfer or entry).

TRANSMISSION OF SHARES

13.	TRANSMISSION OF SHARES
13.1	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.
13.2	Any person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.
13.3	A person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within sixty (60) days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the shares until the requirements of the notice have been complied with.
13.4	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

SHARE CAPITAL

14.	INCREASE OF CAPITAL
14.1	The Company may from time to time increase its capital by such sum to be divided into shares of such par value as the Company by Resolution shall prescribe.
14.2	The Company may, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.
14.3	The new shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.
15.	ALTERATION OF CAPITAL
15.1	The Company may from time to time by Resolution:
15.1.1	divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;
15.1.2	consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;
15.1.3	sub-divide its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;
15.1.4	make provision for the issue and allotment of shares which do not carry any voting rights;
15.1.5	cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled; and
15.1.6	change the currency denomination of its share capital.
15.2	Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.
15.3	Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference shares into redeemable preference shares.
16.	REDUCTION OF CAPITAL
16.1	Subject to the Companies Acts, its memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.
16.2	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of shares, those shares to be affected.

GENERAL MEETINGS AND RESOLUTIONS IN WRITING

17.	GENERAL MEETINGS AND RESOLUTIONS IN WRITING
17.1	The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when requisitioned by shareholders pursuant to the provisions of the Companies Acts, convene general meetings other than Annual General Meetings, which shall be called Special General Meetings, at such time and place as the Board may appoint.
17.2	Except in the case of the removal of auditors or Directors, anything which may be done by resolution of the Shareholders in general meeting or by resolution of any class of Shareholders in a separate general meeting may be done by resolution in writing, signed by the Shareholders (or the holders of such class of shares) who at the date of the notice of the resolution in writing represent the majority of votes that would be required if the resolution had been voted on at a meeting of the Shareholders. Such resolution in writing may be signed by the Shareholder or its proxy, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) by its representative on behalf of such Shareholder, in as many counterparts as may be necessary.
17.3	Notice of any resolution in writing to be made under this Bye-Law shall be given to all the Shareholders who would be entitled to attend a meeting and vote on the resolution. The requirement to give notice of any resolution in writing to be made under this Bye-Law to such Shareholders shall be satisfied by giving to those Shareholders a copy of that resolution in writing in the same manner as that required for a notice of a general meeting of the Company at which the resolution could have been considered, except that the length of the period of notice shall not apply. The date of the notice shall be set out in the copy of the resolution in writing.
17.4	The accidental omission to give notice, in accordance with this Bye-Law, of a resolution in writing to, or the non-receipt of such notice by, any person entitled to receive such notice shall not invalidate the passing of the resolution in writing.
17.5	For the purposes of this Bye-Law, the date of the resolution in writing is the date when the resolution in writing is signed by, or on behalf of, the Shareholder who establishes the majority of votes required for the passing of the resolution in writing and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this Bye-Law, a reference to such date.
17.6	A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this Bye-Law shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.
18.	NOTICE OF GENERAL MEETINGS
18.1	An Annual General Meeting shall be called by not less than 10 (ten) and more than 60 (sixty) clear days notice in writing and a Special General Meeting shall be called by not less than 10 (ten) and more than 60 (sixty clear days notice in writing. The notice shall specify the place, day and time of the meeting, (including any satellite meeting place arranged for the purposes of Bye-Law 19) and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these Bye-Laws to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the shares they hold, are not entitled to receive such notice from the Company and to each Director, and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.
18.2	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.
18.3	A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.
18.4	The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with these Bye-Laws upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with this Bye-Law.
19.	GENERAL MEETINGS AT MORE THAN ONE PLACE
19.1	The provisions of this Bye-Law shall apply if any general meeting is convened at or adjourned to more than one place.
19.2	The notice of any meeting or adjourned meeting may specify the Specified Place and the Board shall make arrangements for simultaneous attendance and participation in a satellite meeting at other places (whether adjoining the Specified Place or in a different and separate place or places altogether or otherwise) by Shareholders. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:
19.2.1	communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and
19.2.2	have access to all documents which are required by the Companies Acts and these Bye-Laws to be made available at the meeting.
19.3	The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the Specified Place. If it appears to the chairman of the general meeting that the facilities at the Specified Place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.
19.4	The Board may from time to time make such arrangements for the purpose of controlling the level of attendance at any such satellite meeting (whether involving the issue of tickets or the imposition of some means of selection or otherwise) as they shall in their absolute discretion consider appropriate, and may from time to time vary any such arrangements or make new arrangements in place of them, provided that a Shareholder who is not entitled to attend, in person or by proxy, at any particular place shall be entitled so to attend at one of the other places and the entitlement of any Shareholder so to attend the meeting or adjourned meeting at such place shall be subject to any such arrangements as may be for the time being in force and by the notice of meeting or adjourned meeting stated to apply to the meeting.
19.5	If a meeting is adjourned to more than one place, notice of the adjourned meeting shall be given in the manner required by Bye-Law 18.
20.	PROCEEDINGS AT GENERAL MEETINGS
20.1	In accordance with the Companies Acts, a general meeting may be held with only one individual present provided that the requirement for a quorum is satisfied. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least two (2) Shareholders present in person or by proxy and entitled to vote representing the holders of more than [ ] of the issued shares entitled to vote at such meeting shall be a quorum for all purposes; provided, however, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.
20.2	If within five (5) minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting two (2) Shareholders present in person or by proxy and entitled to vote and representing the holders of more than [ ] of the issued shares entitled to vote at such meeting shall be a quorum, provided that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum. The Company shall give not less than [ ] clear days notice of any meeting adjourned through want of a quorum and such notice shall state that the sole Shareholder or, if more than one, two (2) Shareholders present in person or by proxy and entitled to vote and representing the holders of more than [ ] of the issued shares entitled to vote at such meeting shall be a quorum. If at the adjourned meeting a quorum is not present within fifteen (15) minutes after the time appointed for holding the meeting, the meeting shall be dissolved.
20.3	A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone, or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. If it appears to the chairman of a general meeting that the Specified Place is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the Specified Place or elsewhere, to ensure that each such person who is unable to be accommodated at the Specified Place is able to communicate simultaneously and instantaneously with the persons present at the Specified Place, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.
20.4	Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:
20.4.1	it is proposed by or at the direction of the Board; or
20.4.2	it is proposed at the direction of the Court; or
20.4.3	it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with, the relevant provisions of the Companies Acts; or
20.4.4	the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.
20.5	No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.
20.6	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.
20.7	The Resident Representative, if any, upon giving the notice referred to in Bye-Law 18.1 above, shall be entitled to attend any general meeting of the Company and each Director shall be entitled to attend and speak at any general meeting of the Company.
20.8	The Board may choose one of their number to preside as chairman at every general meeting. If there is no such chairman, or if at any meeting the chairman is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present shall choose one of their number to act or if only one Director is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.
20.9	The chairman of the meeting may, with the consent by resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time (or sine die) and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. In addition to any other power of adjournment conferred by law, the chairman of the meeting may at any time without consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Board. When a meeting is adjourned for three (3) months or more or for an indefinite period, at least [ ] clear days’ notice shall be given of the adjourned meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

21.	VOTING
21.1	Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.
21.2	Subject to Bye-Law 38.2 and to any rights or restrictions attached to any class of shares, at any meeting of the Company, each Shareholder present in person shall be entitled to one vote on any question to be decided on a show of hands and each Shareholder present in person or by proxy shall be entitled on a poll to one vote for each share held by him.
21.3	At any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands or by a count of votes received in the form of electronic records, unless (before or on the declaration of the result of the show of hands or count of votes received as electronic records or on the withdrawal of any other demand for a poll) a poll is demanded by:
21.3.1	the chairman of the meeting; or
21.3.2	at least three (3) Shareholders present in person or represented by proxy; or
21.3.3	any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth ( 1/10) of the total voting rights of all the Shareholders having the right to vote at such meeting; or
21.3.4	a Shareholder or Shareholders present in person or represented by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth ( 1/10) of the total sum paid up on all such shares conferring such right.

The demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands or count of votes received as electronic records declared before the demand was made. If the demand for a poll is withdrawn, the chairman or any other Shareholder entitled may demand a poll.

21.4	Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has, on a show of hands or count of votes received as electronic records, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.
21.5	If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.
21.6	A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time (being not later than three (3) months after the date of the demand) and place as the chairman shall direct and he may appoint scrutineers (who need not be Shareholders) and fix a time and place for declaring the result of the poll. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.

21.7	The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.
21.8	On a poll, votes may be cast either personally or by proxy.
21.9	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.
21.10	In the case of an equality of votes at a general meeting, whether on a show of hands or count of votes received as electronic records or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.
21.11	In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.
21.12	A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.
21.13	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.
21.14	If:
21.14.1	any objection shall be raised to the qualification of any voter; or,
21.14.2	any votes have been counted which ought not to have been counted or which might have been rejected; or,
21.14.3	any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

22.	PROXIES AND CORPORATE REPRESENTATIVES
22.1	A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some only of his shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder. The instrument appointing a proxy shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.
22.2	A Shareholder which is a corporation may, by written authorisation, appoint any person (or two (2) or more persons in the alternative) as its representative to represent it and vote on its behalf at any general meeting (including an adjourned meeting) and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder and the Shareholder shall for the purposes of these Bye-Laws be deemed to be present in person at any such meeting if a person so authorised is present at it.
22.3	Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.
22.4	Subject to Bye-Law 22.3, the instrument appointing a proxy or corporate representative together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a resolution in writing, in any document sent therewith) not less than [ ] hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a resolution in writing, prior to the effective date of the resolution in writing and in default the instrument of proxy or authorisation shall not be treated as valid.
22.5	Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any resolution in writing forms of instruments of proxy or authorisation for use at that meeting or in connection with that resolution in writing. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a resolution in writing or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates. If the terms of the appointment of a proxy include a power of substitution, any proxy appointed by substitution under such power shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these Bye-Laws relating to the execution and delivery of an instrument or other form of communication appointing or evidencing the appointment of a proxy shall apply, mutates mutandis, to the instrument or other form of communication effecting or evidencing such an appointment by substitution.
22.6	A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the corporate authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any resolution in writing at which the instrument of proxy or authorisation is used.
22.7	Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign resolutions in writing.

BOARD OF DIRECTORS

23.	APPOINTMENT AND REMOVAL OF DIRECTORS
23.1	At the point of adoption of these Bye-Laws on [ ] 20 [ ], the Board consists of the following persons: [ ]
23.2	[ ]is designated as a class I Director, [ ] is designated as a class II Director and [ ] is designated as a class III Director for the purposes of these Bye-Laws. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in Bye-Laws 23.4, 23.5 and 23.6. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.
23.3	Upon resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces.
23.4	Each class I Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 20 [ ]and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class I Directors together were last appointed or re-appointed.
23.5	Each class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 20 [ ] and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.
23.6	Each class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve initially until the conclusion of the Annual General Meeting of the Company held in the calendar year 20 [ ] and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.
23.7	Any Director retiring at an Annual General Meeting will be eligible for re-appointment and will retain office until the close of the meeting at which he retires or (if earlier) until a Resolution is passed at that meeting not to fill the vacancy or the resolution to re-appoint him is put to a vote at the meeting and is lost.

23.8	If the Company, at the meeting at which a Director (of any class) retires by rotation or otherwise, does not fill the vacancy, the retiring Director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the Director is put to the meeting and lost.
23.9	No person other than a Director retiring by rotation shall be appointed a Director at any general meeting unless:
23.9.1	he is recommended by the Board; or
23.9.2	in the case of an Annual General Meeting, not less than one hundred twenty (120) nor more than one hundred fifty (150) days before the date of the Company’s proxy statement released to Shareholders in connection with the prior year’s Annual General Meeting, a notice executed by a Shareholder (not being the person to be proposed) has been received by the Secretary of the Company of the intention to propose such person for appointment, setting forth as to each person whom the Shareholder proposes to nominate for election or re-election as a Director:
(a)	the name, age, business address and residence address of such person;
(b)	the principal occupation or employment of such person;
(c)	the class, series and number of shares of the Company which are beneficially owned by such person;
(d)	particulars which would, if he were so appointed, be required to be included in the Company’s register of Directors and Officers; and
(e)	all other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934 of the United States of America (as amended), together with notice executed by such person of his willingness to serve as a Director if so elected; provided, however, that no Shareholder shall be entitled to propose any person to be appointed, elected or re-elected Director at any special general meeting.
23.10	Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a Director shall be effected by a separate Resolution. Subject to Bye-Law 23.3, the Resolution appointing any Director must designate the Director as a class I, class II or class III Director.
23.11	All Directors, upon election or appointment, except upon re-election or re-appointment at an Annual General Meeting, must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty (30) days of their appointment.
23.12	The number of Directors shall be not less than three (3) and not more than [ ] or such number in excess thereof as the Board by resolution may from time to time determine. Any one or more vacancies in the Board not filled at any general meeting shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time, subject to Bye-Laws 23.1, 23.2 and 23.3, to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall hold office only until the next following Annual General Meeting and shall not be taken into account in determining the Directors who are to retire by rotation at the meeting. If not reappointed at such Annual General Meeting, he shall vacate office at the conclusion thereof.

24.	RESIGNATION AND DISQUALIFICATION OF DIRECTORS
24.1	The office of a Director shall be vacated upon the happening of any of the following events:
24.1.1	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;
24.1.2	if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;
24.1.3	if he becomes bankrupt under the laws of any country or compounds with his creditors;
24.1.4	if he is prohibited by law from being a Director;
24.1.5	if he ceases to be a Director by virtue of the Companies Acts or these Bye-Laws or is removed from office pursuant to these Bye-Laws;
24.1.6	if he shall for more than six (6) consecutive months have been absent without permission of the Board from meetings of the Board held during that period and his Alternate Director (if any) shall not during such period have attended in his stead and the Board resolves that his office be vacated;
24.1.7	if he is requested to resign in writing by not less than three quarters of the other Directors. [In calculating the number of Directors who are required to make such a request to the Director, there shall be excluded any Alternate Director appointed by him acting in his capacity as such; [and the Director and any Alternate Director appointed by him and acting in his capacity as such shall constitute a single Director for this purpose, so that the signature of either shall be sufficient].]
24.2	The provisions of section 93 of the Companies Act 1981 of Bermuda shall not apply to the Company.
25.	ALTERNATE DIRECTORS
25.1	Any Director (other than an Alternate Director) may appoint any other Director, or any other person approved by resolution of the Board and willing to act, to be an Alternate Director and may remove from office an Alternate Director so appointed by him. Any appointment or removal of an Alternate Director by a Director shall be effected by delivery of a written notice of appointment or removal to the Secretary at the Registered Office, signed by such Director, and such notice shall be effective immediately upon receipt or on any later date specified in that notice. Any Alternate Director may also be removed by resolution of the Board. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.
25.2	An Alternate Director shall cease to be an Alternate Director:
25.2.1	if his appointor ceases to be a Director; but, if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he retires, any appointment of an Alternate Director made by him which was in force immediately prior to his retirement shall continue after his reappointment;
25.2.2	on the happening of any event which, if he were a Director, would cause him to vacate his office as Director;
25.2.3	if he is removed from office pursuant to Bye-Law 25.1; or
25.2.4	if he resigns his office by notice to the Company.
25.3	An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present, and generally to perform all the functions of any Director to whom he is alternate in his absence.

25.4	Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director. Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.
26.	DIRECTORS' INTERESTS
26.1	A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.
26.2	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.
26.3	Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.
26.4	So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.
26.5	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.
26.6	For the purposes of these Bye-Laws, without limiting the generality of the foregoing, a Director is deemed to have an interest in a transaction or arrangement with the Company if he is the holder of or beneficially interested in [ ] per cent or more of any class of the equity share capital of any body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate with which the Company is proposing to enter into a transaction or arrangement, provided that there shall be disregarded any shares held by such Director as bare or custodian trustee and in which he has no beneficial interest, any shares comprised in a trust in which the Director’s interest is in reversion or remainder if and so long as some other person is entitled to receive the income thereof, and any shares comprised in an authorised unit trust in which the Director is only interested as a unit holder. For the purposes of this Bye-Law, an interest of a person who is connected with a Director shall be treated as an interest of the Director.
27.	POWERS AND DUTIES OF THE BOARD
27.1	Subject to the provisions of the Companies Acts, these Bye-Laws and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.
27.2	The Board may exercise all the powers of the Company except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Shareholders.
27.3	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.
28.	FEES, GRATUITIES AND PENSIONS
28.1	The ordinary remuneration of the Directors office for their services (excluding amounts payable under any other provision of these Bye-Laws) shall be determined by Board and each such Director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.
28.2	In addition to its powers under Bye-Law 28.1 the Board may (by establishment of or maintenance of schemes or otherwise) provide additional benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present Director or employee of the Company or any of its subsidiaries or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.
28.3	No Director or former Director shall be accountable to the Company or the Shareholders for any benefit provided pursuant to this Bye-Law and the receipt of any such benefit shall not disqualify any person from being or becoming a Director of the Company.
29.	DELEGATION OF THE BOARD'S POWERS
29.1	The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney may, if so authorised by the power of attorney, execute any deed, instrument or other document on behalf of the Company.
29.2	The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 29.3, other person any of the powers, authorities and discretions exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions, and may from time to time revoke or vary all or any of such powers, authorities and discretions but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.
29.3	When required under the requirements from time to time of any stock exchange on which the shares of the Company are listed, the Board shall appoint an Audit Committee and a Compensation Committee in accordance with the requirements of such stock exchange. The Board also may delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two (2) or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.
30.	PROCEEDINGS OF THE BOARD
30.1	The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes, the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.
30.2	Notice of a meeting of the Board may be given to a Director by word of mouth or in any manner permitted by these Bye-Laws. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.
30.3	The quorum necessary for the transaction of the business of the Board shall be such number as constitutes a majority of the Directors then in office. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and, subject to Bye-Law 30.13, be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
30.4	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present.
30.5	The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at and to receive minutes of all meetings of the Board.
30.6	So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.
30.7	The Board may choose one of their number to preside as chairman at every meeting of the Board. If there is no such chairman, or if at any meeting the chairman is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

30.8	The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.
30.9	A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by an Alternate Director, as provided for in these Bye-Laws or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.
30.10	A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.
30.11	All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.
30.12	The Company may by resolution suspend or relax to any extent, either generally or in respect of any particular matter, any provision of these Bye-Laws prohibiting a Director from voting at a meeting of the Board or of a committee of the Board, or ratify any transaction not duly authorised by reason of a contravention of any such provisions.
30.13	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two (2) or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each Director separately and in such cases each of the Directors concerned (if not debarred from voting under the provisions of Bye-Law 30.4) shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his own appointment.
30.14	If a question arises at a meeting of the Board or a committee of the Board as to the entitlement of a Director to vote or be counted in a quorum, the question may, before the conclusion of the meeting, be referred to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned have not been fairly disclosed. If any such question arises in respect of the chairman of the meeting, it shall be decided by resolution of the Board (on which the chairman shall not vote) and such resolution will be final and conclusive except in a case where the interests of the chairman have not been fairly disclosed.

OFFICERS

31.	OFFICERS
31.1	The Officers of the Company, who may or may not be Directors, may be appointed by the Board at any time, subject to Bye-Law 30.13. Any person appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these

Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.
31.2	[Any appointment of a Director to an executive office shall terminate if he ceases to be a Director but without prejudice to any rights or claims which he may have against the Company by reason of such cesser. A Director appointed to an executive office shall not ipso facto cease to be a Director if his appointment to such executive office terminates.]
31.3	The emoluments of any Director holding executive office for his services as such shall be determined by the Board, and may be of any description, and (without limiting the generality of the foregoing) may include admission to or continuance of membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership or any such scheme or fund.
31.4	Save as otherwise provided, the provisions of these Bye-Laws as to resignation and disqualification of Directors shall mutatis mutandis apply to the resignation and disqualification of Officers.

MINUTES

32.	MINUTES
32.1	The Board shall cause minutes to be made and books kept for the purpose of recording:
32.1.1	all appointments of Officers made by the Board;
32.1.2	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and
32.1.3	all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.
32.2	Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 39.3 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

33.	SECRETARY AND RESIDENT REPRESENTATIVE
33.1	The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.
33.2	A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

34.	THE SEAL
34.1	The Board may authorise the production of a common seal of the Company and one or more duplicate common seals of the Company, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

34.2	Any document required to be under seal or executed as a deed on behalf of the Company may be
34.2.1	executed under the Seal in accordance with these Bye-Laws; or
34.2.2	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.
34.3	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:
34.3.1	a Director; or
34.3.2	the Secretary; or
34.3.3	any one person authorised by the Board for that purpose.

DIVIDENDS AND OTHER PAYMENTS

35.	DIVIDENDS AND OTHER PAYMENTS
35.1	The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Shareholders according to their rights and interests, including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 37, in paying up in full shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.
35.2	Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide:
35.2.1	all dividends or distributions out of contributed surplus may be declared and paid according to the amounts paid up on the shares in respect of which the dividend or distribution is paid, and an amount paid up on a share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the share;
35.2.2	dividends or distributions out of contributed surplus may be apportioned and paid pro rata according to the amounts paid-up on the shares during any portion or portions of the period in respect of which the dividend or distribution is paid.
35.3	The Board may deduct from any dividend, distribution or other monies payable to a Shareholder by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of shares of the Company.
35.4	No dividend, distribution or other monies payable by the Company on or in respect of any share shall bear interest against the Company.
35.5	Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post or by courier addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two (2) or more joint holders may give effectual receipts for any dividends, distributions or other monies payable or property distributable in respect of the shares held by such joint holders.

35.6	Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.
35.7	The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board, provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.
36.	RESERVES

The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

37.	CAPITALISATION OF PROFITS
37.1	The Board may from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid.
37.2	Where any difficulty arises in regard to any distribution under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

38.	RECORD DATES
38.1	Notwithstanding any other provisions of these Bye-Laws, the Company may fix by Resolution, or the Board may fix, any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meeting. Any such record date may be on or at any time not more than [ ] days before any date on which such dividend, distribution, allotment or issue is declared, paid or made or not more than [ ] days before the date of any such meetings.
38.2	In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a record date) which is not more than [ ] days before the date fixed for the meeting (the meeting date) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:
38.2.1	each person entered in the Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a record date holder) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his name at the record date;
38.2.2	as regards any shares, or shares of the relevant class, which are registered in the name of a record date holder at the record date but are not so registered at the meeting date (relevant shares), each holder of any relevant shares at the meeting date shall be deemed to have irrevocably appointed that record date holder as his proxy for the purpose of attending and voting in respect of those relevant shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the record date holder in his absolute discretion may determine; and
38.2.3	accordingly, except through his proxy pursuant to Bye-Law 38.2.2 above, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.
38.3	The entry of the name of a person in the Register as a record date holder shall be sufficient evidence of his appointment as proxy in respect of any relevant shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board’s powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the record date holder as proxy in respect of any relevant shares.

ACCOUNTING RECORDS

39.	ACCOUNTING RECORDS
39.1	The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company's affairs and to show and explain its transactions, in accordance with the Companies Acts.
39.2	The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors, PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three (3) month period. No Shareholder (other than an Officer of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

39.3	A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors' report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

40.	AUDIT

Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

41.	SERVICE OF NOTICES AND OTHER DOCUMENTS
41.1	Any notice or other document (including but not limited to a share certificate, any notice of a general meeting of the Company, any instrument of proxy and any document to be sent in accordance with Bye-Law 39.3) may be sent to, served on or delivered to any Shareholder by the Company
41.1.1	personally;
41.1.2	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register;
41.1.3	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;
41.1.4	where applicable, by sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or
41.1.5	by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs 41.1.1, 41.1.2, 41.1.3 or 41.1.4 of this Bye-Law, in accordance with the Companies Acts.

In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

41.2	Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company
41.2.1	if sent by personal delivery, at the time of delivery;
41.2.2	if sent by post, forty-eight (48) hours after it was put in the post;
41.2.3	if sent by courier or facsimile, twenty-four (24) hours after sending;
41.2.4	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending; or

41.2.5	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

41.3	If any time, by reason of the suspension or curtailment of postal services within Bermuda or any other territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five (5) clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.
41.4	Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on Shareholders shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director, Alternate Director or Resident Representative pursuant to these Bye-Laws.

DESTRUCTION OF DOCUMENTS

42.	DESTRUCTION OF DOCUMENTS

The Company shall be entitled to destroy all instruments of transfer of shares which have been registered and all other documents on the basis of which any entry is made in the register at any time after the expiration of six (6) years from the date of registration thereof and all dividends mandates or variations or cancellations thereof and notifications of change of address at any time after the expiration of two (2) years from the date of recording thereof and all share certificates which have been cancelled at any time after the expiration of one (1) year from the date of cancellation thereof and all paid dividend warrants and cheques at any time after the expiration of one (1) year from the date of actual payment thereof and all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one (1) year from the date of such use and all instruments of proxy which have not been used for the purpose of a poll at any time after one (1) month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded. It shall conclusively be presumed in favour of the Company that every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made, that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered, that every share certificate so destroyed was a valid and effective certificate duly and properly cancelled and that every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company, provided always that:

42.1	the provisions aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;
42.2	nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Bye-Law; and

42.3	references herein to the destruction of any document include references to the disposal thereof in any manner.

UNTRACED SHAREHOLDERS

43.	UNTRACED SHAREHOLDERS
43.1	The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a Shareholder or the shares to which a person is entitled by virtue of transmission on death, bankruptcy, or otherwise by operation of law if and provided that:
43.1.1	during a period of six (6) years, no dividend in respect of those shares has been claimed and at least three (3) cash dividends have become payable on the share in question;
43.1.2	on or after expiry of that period of six (6) years, the Company has inserted an advertisement in a newspaper circulating in the area of the last registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these Bye-Laws and in a national newspaper published in the relevant country, giving notice of its intention to sell such shares:
43.1.3	during that period of six (6) years and the period of three (3) months following the publication of such advertisement, the Company has not received any communication from such Shareholder or person entitled by transmission; and
43.1.4	if so required by the rules of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company’s intention to make such sale.
43.2	If during any six (6) year period referred to in paragraph 43.1 above, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Bye-Law (other than the requirement that they be in issue for six (6) years) have been satisfied in regard to the further shares, the Company may also sell the further shares.
43.3	To give effect to any such sale, the Board may authorise some person to execute an instrument of transfer of the shares sold to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. The transferee shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.
43.4	The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Shareholder or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit.

WINDING UP

44.	WINDING UP

If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY AND INSURANCE

45.	INDEMNITY AND INSURANCE
45.1	Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.
45.2	No Indemnified Person shall be liable to the Company for the acts, defaults or omissions of any other Indemnified Person.
45.3	Every Indemnified Person shall be indemnified out of the assets of the Company against all liabilities incurred by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties, in defending any proceedings, whether civil or criminal, in which judgement is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.
45.4	To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.
45.5	Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claims or rights of action arising out of the fraud of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.
45.6	Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to these Bye-Laws shall be paid by the Company in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if any allegation of fraud or dishonesty is proved against the Indemnified Person PROVIDED THAT no monies shall be paid hereunder unless payment of the same shall be authorised in the specific case upon a determination that indemnification of the Director or Officer would be proper in the circumstances because he has met the standard of conduct which would entitle him to the indemnification thereby provided and such determination shall be made:
45.6.1	by the Board, by a majority vote at a meeting duly constituted by a quorum of Directors not party to the proceedings or matter with regard to which the indemnification is, or would be, claimed; or
45.6.2	in the case such a meeting cannot be constituted by lack of a disinterested quorum, by independent legal counsel in a written opinion; or
45.6.3	by a majority vote of the Shareholders.

45.7	Without prejudice to the provisions of this Bye-Law, the Board shall have the power to purchase and maintain insurance for or for the benefit of any Indemnified Person or any persons who are or were at any time Directors, Officers, employees of the Company, or of any other company which is its holding company or in which the Company or such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or any such other company, or who are or were at any time trustees of any pension fund in which employees of the Company or any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.

AMALGAMATION

46.	AMALGAMATION OR MERGER

Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other company, wherever incorporated, shall require the approval of:

46.1	the Board, by resolution adopted by a majority of Directors then in office, and
46.2	the Shareholders, by resolution passed by a majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 20.1.

CONTINUATION

47.	CONTINUATION

Subject to the Companies Acts, the Company may with the approval of:

47.1	[the Board, by resolution adopted by a majority of Directors then in office, and
47.2	the Shareholders by resolution passed by a majority of votes cast at the general meeting,]
47.3	approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda.

ALTERATION OF BYE-LAWS

48.	ALTERATION OF BYE-LAWS
48.1	Subject to Bye-Laws 48.2 [and 48.3], these Bye-Laws may be revoked or amended only by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders by Resolution passed by a majority of votes cast.
48.2	Where the Board has, by a resolution passed by a majority of the Directors then in office and eligible to vote on that resolution, approved a revocation or amendment of Bye-Laws [23, 24, 46, 47, 48 and 49 inclusive], the revocation or amendment will not be effective unless approved by a Resolution of Shareholders holding not less than 80 per cent of the issued shares of the Company carrying the right to vote at general meetings at the relevant time.
48.3	[No amendment of the Bye-Laws may be made without complying with the requirements of Bye-Law 49.9, if applicable.]

[BUSINESS COMBINATIONS

49.	BUSINESS COMBINATIONS
49.1	The following definitions shall apply with respect to the provisions of this Bye-Law:
49.1.1	the Act: the Securities Exchange Act of 1934 of the United States of America, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing the Act, rules or regulations).
49.1.2	Affiliate: or a person affiliated with a specified person means a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.
49.1.3	Associate: used to indicate a relationship with any person, means
(a)	any corporation or organization (other than the Company or a majority owned subsidiary of the Company) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities,
(b)	any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves a trustee or in a similar fiduciary capacity, and
(c)	any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its parents or subsidiaries.
49.1.4	A person shall be a beneficial owner of any Voting Shares:
(a)	which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;
(b)	which such person or any of its Affiliates or Associates has, directly or indirectly,
(i)	the right to acquire (whether such rights is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or
(ii)	the right to vote pursuant of any agreement, arrangement or understanding; or
(c)	beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding of the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock.

For the purposes of determining whether a person is an Interested Shareholder pursuant to this Bye-Law, the number of Capital Shares deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this paragraph, but shall not include any other Capital Shares that may be issuable pursuant to an agreement arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

49.1.5	Business Combination:
(a)	any merger, consolidation or amalgamation of the Company or any Subsidiary (as hereinafter defined) with
(i)	any Interested Shareholder or
(ii)	any other company (whether or not itself an Interested Shareholder) which is or after such merger, consolidation or amalgamation would be an Affiliate or Associates of an Interested Shareholder; or

(b)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder involving any assets, securities or commitments of the Company, any Subsidiary or any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder (except for any arrangement, whether as employee, consultant or otherwise, other than as a Director, pursuant to which any Interested Shareholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or responsibility for the management of any aspect of the business or affairs of the Company, with respect to which arrangements the value tests set forth below shall not apply), together with all other such arrangements (including all contemplated future events), has an aggregate Fair Market Value and/or involves aggregate commitments of [ ] or more or constitutes more than [ ] percent of the book value of the total assets (in the case of transactions involving assets or commitments other than capital shares) or [ ] percent of the Shareholders’ equity (in the case of transactions in Capital Shares) of the entity in question (the Substantial Part), as reflected in the most recent fiscal year and consolidated balance sheet of such entity existing at the time the Shareholders of the Company would be required to approve or authorize the Business Combinations involving the assets, securities and/or commitments constituting any Substantial Part; or
(c)	the adoption of any plan or proposal for the liquidation or dissolution of the Company or for the discontinuation into another jurisdiction or for any amendment to the Company’s Bye-Laws; or
(d)	any reclassification of shares or other securities (including any reverse stock split), or recapitalization of the Company, or any merger, consolidation or amalgamation of the Company with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Shares, or any securities convertible into Capital Shares or into equity securities of any Subsidiary, that is beneficially owned by an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or
(e)	any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses 49.1.4.1 to 49.1.4.4 inclusive.
49.1.6	Capital Shares: all the authorised shares in the capital of the Company.
49.1.7	Common Shares: all the authorised common shares in the capital of the Company.
49.1.8	Continuing Director: any member of the Board while such person is a member of the Board who is not an Affiliate or Associate or representative of the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Shareholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.
49.1.9	Control: (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

49.1.10	Fair Market Value:
(a)	in the case of cash, the amount of such cash;
(b)	in the case of shares, the highest closing sale price during the 30 day period immediately preceding the date in question of a share on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if such shares are not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed or, if such shares are not listed on any such exchange, the highest closing bid quotation with respect to such shares during the 30 day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System, in the pink sheets of the National Quotation Bureau or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Continuing Directors in good faith; and
(c)	in the case of property other than cash or shares, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.
49.1.11	Interested Shareholder: any person (other than the Company or any Subsidiary and other than any profit sharing, employee share ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of a fiduciary with respect to any such plan when acting in such capacity) who
(a)	is or has announced or publicly disclosed a plan or intention to become the beneficial owner of Voting Shares representing ten percent (10%) or more of the vote entitled to be case by the holders of all then outstanding shares of Voting Shares, or
(b)	is an Affiliate or Associate of the Company and at any time within the two (2) year period immediately prior to the date in question was the beneficial owner of Voting Shares representing ten percent (10%) or more of the votes entitled to be case by the holders of all then outstanding shares of Voting Shares.
49.1.12	Person: any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Shares.
49.1.13	Proposed Action: a Business Combination or any proposal to amend, repeal or adopt any provision of these Bye-Laws inconsistent with this Bye-Law.
49.1.14	Subsidiary: any company, wherever organised, of which a majority of any class of equity security is beneficially owned by the Company; provided, however, that for the purposes of the definition of Interested Shareholder set forth in this Bye-Law, the term Subsidiary shall mean only a company of which a majority of each class of equity security is beneficially owned by the Company.
49.1.15	Voting Shares: shall mean all Capital Shares which by their terms may be voted on all matters submitted to Shareholders of the Company generally.
49.2	In addition to any affirmative vote required by law or these Bye-Laws, and except as otherwise expressly provided in Bye-Law 49.3, a Business Combination with, or proposed by or on behalf of, any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder or any person who thereafter would be an Affiliate or Associate of such Interested Shareholder shall require the affirmative vote of not less than [sixty-six and two-thirds] percent [(66 2/3%)] of the votes entitled to be cast by the holders of all the then outstanding Voting Shares, voting together as a single class, excluding Voting Shares beneficially owned by any Interested Shareholder or any Affiliate or

Associate of such Interested Shareholders. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.
49.3	The provisions of Bye-Law 49.2 shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or any other provision of the Bye-Laws of the Company, if all of the conditions specified in either of the following paragraphs 49.3.1 or 49.3.2 are met:
49.3.1	The Business Combination shall have been approved by a majority of the Continuing Directors.
49.3.2	All of the following conditions shall have been met:
(a)	the aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Shares in such Business Combination shall be at least equal to the highest amount determined under clauses (i) and (ii) below:
(i)	(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Shareholders for beneficial ownership of Common Shares acquired by it (x) within the two (2) year period immediately prior to the first public announcement of the proposed Business Combination (the Announcement Date) or (y) in the transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to the Common Shares; and
(ii)	the Fair Market Value per share of Common Shares on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (the Determination Date), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to the Common Shares.
(b)	The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Shares, other than Common Shares, shall be at least equal to the highest amount determined under clauses (i), (ii) and (iii) below:
(i)	(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by or on behalf of the Interested Shareholder for any such class or series of Capital Shares in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of such class or series of Capital Shares (x) within the two (2) year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent share split, share dividend, subdivision or reclassification with respect to such class or series of Capital Shares;
(ii)	the Fair Market Value per share of such class or series of Capital Shares on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent share split, subdivision or reclassification with respect to such class or series of Capital Shares; and

(iii)	(if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Shares would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company regardless of whether the Business Combination to be consummated constitutes such an event.
(c)	The consideration to be received by holders of a particular class or series of outstanding Capital Shares shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Shareholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Shares. If the consideration so paid for shares of any class or series of Capital Shares varied as to form, the form of consideration for such class or series of Capital Shares shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Shares previously acquired by the Interested Shareholder.
(d)	After the Determination Date and prior to the consummation of such Business Combination;
(i)	except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Shares;
(ii)	there shall have been no reduction in the annual rate of dividends paid on the Common Shares except as necessary to reflect any stock split, stock dividend or subdivision of the Common Shares, or except as approved by a majority of the Common Shares, or except as approved by a majority of the Continuing Directors;
(iii)	there shall have been an increase in the annual rate of dividends paid on the Common Shares as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding Common Shares, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and
(iv)	such Interested Shareholders shall not have become the beneficial owner of any additional Capital Shares except as part of the transaction that results in such Interested Shareholder becoming an Interested Shareholder and except in a transaction that; after giving effect thereto, would not result in any increase in the Interested Shareholder’s percentage beneficial ownership of any class or series of Capital Shares.
(e)	A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Act shall be mailed to all Shareholders of the Company at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, an opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or unfairness) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Shares other than the Interested Shareholder and its Affiliates or Associates, such investment banking firm to be paid a reasonable fee for its services by the Company.
(f)	Such Interested Shareholder shall not have any major change in the Company’s business or equity capital structure without the approval of a majority of the Continuing Directors.
(g)	The provisions of this paragraph 49.3.2 shall be required to be met with respect to every class or series of outstanding Capital Shares, whether or not the Interested Shareholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Shares.
49.4	[In the event of any Business Combination in which the Company survives, the phrase consideration other than cash to be received as used in paragraphs 49.3.2(a) and Bye-Law 49.3.2(b) shall include the Common Shares and/or the shares of any other class or series of Capital Shares retained by the holders of such shares].
49.5	A majority of the Continuing Directors shall have power and duty to determine for the purpose of this Bye-Law, on the basis of information known to them after reasonable inquiry, all questions arising under this Bye-Law including, without limitation,
49.5.1	whether a person is an Interested Shareholder,
49.5.2	the number of shares of Capital Shares or other securities beneficially owned by any person,
49.5.3	whether a person is an Affiliate or Associate of another,
49.5.4	whether a Proposed Action is with, or proposed by, or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder,
49.5.5	whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of or more and
49.5.6	whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part. Any such determination made in good faith shall be binding and conclusive on all parties.

The good faith determination of a majority of the Continuing Directors on such matters shall be conclusive and binding for all purposes of this Bye-Law.

49.6	Nothing contained in this Bye-Law shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.
49.7	The fact that any Business Combination complies with the provisions of this Bye-Law shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board or any member thereof, to approve such Business Combination or recommend its adoption or approval to the Shareholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.
49.8	A Proposed Action is presumed to have been proposed by, or on behalf of, an Interested Shareholder or a person who thereafter would become such if
49.8.1	after the Interested Shareholder became such, the Proposed Action is proposed following the election of any Director who with respect to such Interested Shareholder, would not qualify to serve as a Continuing Director or

49.8.2	such Interested Shareholder, Affiliate, Associate or person votes for or consents to the adoption of any such Proposed Action, unless as to such Interested Shareholder, Affiliate, Associate or person a majority of the Continuing Directors makes a good faith determination that such Proposed Action is not proposed by or on behalf of such Interested Shareholder, Affiliate, Associate or person, based on information known to them after reasonable inquiry.
49.9	Notwithstanding any other provisions of these Bye-Laws (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Bye-Laws), any proposal to amend, repeal or adopt any provision of these Bye-Laws inconsistent with this Bye-Law which is proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder shall require the affirmative vote of the holders of not less than [sixty-six and two-thirds] percent [(66 2/3%)] of the votes entitled to be cast by the holders of all the then outstanding Voting Shares, voting together as a single class, excluding Voting Shares beneficially owned by such Interested Shareholder; provided, however, that this Bye-Law 49.9 shall not apply to, and such [sixty-six and two-thirds] percent [(66 2/3%)] vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board if all of the Directors on the Board are persons who would be eligible to serve as Continuing Directors within the meaning of Bye-Law 49.1.7.]

LETTERHEAD OF CASSEL SALPETER & CO., LLC

April 29, 2014

Quartet Merger Corp.
777 Third Avenue, 37th Floor
New York, NY 10017
Attention: The Board of Directors

Members of the Board of Directors:

We understand that Quartet Merger Corp. (the “Company”) intends to enter into an Agreement and Plan of Reorganization (the “Agreement”) by and among the Company, Quartet Holdco Ltd., a wholly owned subsidiary of the Company (“Holdco”), Quartet Merger Sub, Ltd., a wholly owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd. (“Pangaea”) and certain stockholders of Pangaea. We have been advised that pursuant to the Agreement, among other things, (i) Quartet shall be merged with and into Holdco (the “Redomestication Merger”), the separate corporate existence of Quartet shall cease, and Holdco shall continue as the surviving corporation in the Redomestication Merger, (ii) each issued and outstanding share of common stock, par value $0.0001 per share (the “Company Common Stock”), of the Company shall be automatically converted in the Redomestication Merger into the right to receive, at the election of the holder thereof, either one common share of Holdco (the “Holdco Stock”) or a portion of the proceeds held in the trust account (the “Trust Account”) established by the Company at the consummation of its initial public offering and into which a certain amount of the net proceeds thereof were deposited, (iii) substantially simultaneously with the Redomestication Merger, Merger Sub shall be merged with and into Pangaea (the “Transaction Merger” and, together with the Redomestication Merger, the “Mergers”), the separate corporate existence of Merger Sub shall cease, and Pangaea shall continue as the surviving corporation in the Transaction Merger and as a wholly owned subsidiary of Holdco, and (iv) the holders of the capital stock of Pangaea (the “Pangaea Stockholders”) shall receive in the Transaction Merger, in the aggregate, in exchange for the cancellation of their capital stock and their rights as such holders the following aggregate consideration (the “Transaction Merger Consideration”):

a.	28,431,372 shares of Holdco Stock;
b.	$10,000,000 in cash (the “Cash Consideration”);
c.	an additional number of shares of Holdco Stock (the “Net Income Shares”) to be issued upon and subject to Pangaea achieving certain financial results following the Mergers as provided by and in accordance with the Agreement; and
d.	the Cancellation Shares, if any (defined below).

You have further advised us that the Transaction Merger Consideration is subject to adjustment as provided in the Agreement as follows: (i) if holders of Company Common Stock elect to receive a portion of the proceeds held in the Company’s Trust Account instead of shares of Holdco Stock in the Redomestication Merger (the “Trust Account Election”), then Pangaea Stockholders will receive in the Transaction Merger an additional number of shares of Holdco common stock (the “Cancellation Shares”) and certain holders of Company Common Stock will contribute to Holdco a number of shares of Holdco Stock equal to the number of Cancellation Shares to be issued to the Pangaea Stockholders, and (ii) Pangaea may, in the aggregate, elect that the Pangaea Stockholders receive in lieu of the Cash Consideration up to 980,392 additional shares of Holdco Stock, with each such additional share included in the Transaction Merger Consideration reducing the Cash Consideration included in the Transaction Merger Consideration by an amount per share of Holdco Stock equal to the Per Share Liquidation Value (as defined below). We have, with your consent, assumed, that any such adjustment, or any other adjustment pursuant to the Agreement or otherwise, to the Transaction Merger Consideration would not be material to our analyses or opinion.

The Board of Directors
Quartet Merger Corp.
April 29, 2014

You have requested that Cassel Salpeter & Co., LLC (“CS”) render an opinion (this “Opinion”) to the Board of Directors of the Company (the “Board”) as to whether, as of the date of this Opinion, (i) the Transaction Merger Consideration to be paid by Holdco in the Transaction Merger pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) Pangaea has a fair market value equal to at least 80% of the balance of funds in the Trust Account.

In arriving at this Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

•	Reviewed a draft of the Agreement dated received by us on April 29, 2014.
•	Reviewed certain publicly available financial information and other data with respect to the Company that we deemed relevant, including its Annual Report on Form 10-K for the year ended December 31, 2013.
•	Reviewed certain other information and data with respect to the Company and Pangaea made available to us by the Company and Pangaea, including Pangaea’s internal financial statements for the year ended December 31, 2013 and audited financial statements for the years ended December 31, 2012 and December 31, 2011, financial projections with respect to the future financial performance of Pangaea for the three years ending December 31, 2016, prepared by management of Pangaea (the “Projections”) and other internal financial information furnished to us by or on behalf of the Company and Pangaea.
•	Considered and compared the financial and operating performance of Pangaea with that of companies with publicly traded equity securities that we deemed relevant.
•	Considered a discounted cash flow analysis of Pangaea based upon the Projections.
•	Compared the implied enterprise value reference ranges of Pangaea to the balance, as provided by Company management, in the Company’s Trust Account.
•	Discussed the business, operations, and prospects of Pangaea and the proposed Mergers with the Company’s and Pangaea’s management and certain of the Company’s and Pangaea’s representatives.
•	Conducted such other analyses and inquiries, and considered such other information and factors as we deemed appropriate.

The Board of Directors
Quartet Merger Corp.
April 29, 2014

For purposes of our analysis and this Opinion, we have, with your consent, evaluated the fairness, from a financial point of view, to the Company of the Transaction Merger Consideration to be paid by Holdco in the Transaction Merger pursuant to the Agreement as though such Transaction Merger Consideration was being paid by the Company and Pangaea was becoming a wholly owned subsidiary of the Company. We have not investigated or otherwise evaluated, and our opinion does not address, the potential effects of the Redomestication Merger on the Company, Holdco or Pangaea, and we have assumed that none of the Company, Holdco or Pangaea will be adversely affected by or after giving effect to the Redomestication Merger and, without limitation to the foregoing, except as contemplated by the Trust Account Election (i) all the issued and outstanding securities of the Company shall be automatically converted into a like type and number of securities of Holdco and (ii) there shall be no other securities of Holdco issued, or other consideration paid, in the Redomestication Merger. In addition, for purposes of our analysis and this Opinion we have, with your consent, evaluated whether, as of the date of this Opinion, Pangaea has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account solely upon the basis of a comparison of the implied enterprise value reference ranges indicated by our financial analysis with the balance of the funds remaining in the Company’s Trust Account, which you have advised us and we, for purposes of our analysis and this Opinion, have assumed does not and shall not exceed $98,503,000. We have in addition assumed, for purposes of our analysis and this Opinion, at the direction of the Company’s management that the liquidation value per share of Company Common Stock is equal to $10.20 (the “Per Share Liquidation Value”) and is a reasonable basis upon which to evaluate the Company Common Stock, the Holdco Stock, the Company and Holdco.

This Opinion only addresses whether, as of the date hereof, (i) the Transaction Merger Consideration to be paid by Holdco in the Transaction Merger pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) Pangaea has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account. It does not address any other terms, aspects, or implications of the Mergers or the Agreement, including, without limitation, (i) except for assuming the consummation thereof substantially simultaneously with the Transaction Merger, the Redomestication Merger, (ii) any term or aspect of the Mergers that is not susceptible to financial analysis, (iii) the fairness of the Transaction Merger or all or any portion of the Transaction Merger Consideration, to any security holders of the Company, Holdco, Pangaea or any other person or any creditors or other constituencies of the Company, Holdco, Pangaea or any other person, (iv) the appropriate capital structure of the Company or Holdco or whether the Company or Holdco should be issuing debt or equity securities or a combination of both, nor (v) the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the Mergers, or any class of such persons, relative to the Transaction Merger Consideration to be paid by Holdco in the Transaction Merger pursuant to the Agreement, or otherwise. We are not expressing any opinion as to what the value of shares of Holdco Stock actually will be when issued to the holders of Pangaea common stock in the Transaction Merger, or upon the issuance of the Net Income Shares, or the prices at which shares of Company Common Stock, Holdco Stock or the common stock of Pangaea may trade, be purchased or sold at any time, and we make no representation or warranty regarding the adequacy of this Opinion or the analyses underlying this Opinion for the purpose of the Company’s compliance with the terms of its Amended and Restated Certificate of Incorporation, the rules of any securities exchange or any other general or particular purpose.

This Opinion does not address the relative merits of the Mergers as compared to any alternative transaction or business strategy that might exist for the Company, or the merits of the underlying decision by the Company to engage in or consummate the Mergers. The financial and other terms of the Mergers were determined pursuant to negotiations between the parties to the Agreement and were not determined by or pursuant to any recommendation from us.

The Board of Directors
Quartet Merger Corp.
April 29, 2014

In arriving at this Opinion, we have, with your consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us or available from public sources, and we have further relied upon the assurances of the Company’s and Pangaea’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. We are not legal, tax, environmental, or regulatory advisors and, we do not express any views or opinions as to any legal, tax, environmental, or regulatory matters relating to the Company, Holdco, Pangaea, the Mergers, or otherwise. We understand and have assumed that the Company has obtained or will obtain such advice as it deems necessary or appropriate from qualified legal, tax, environmental, regulatory, and other professionals. You have also advised us and we have assumed that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company and Pangaea with respect to the future financial performance of Pangaea, and that such information provides a reasonable basis upon which to analyze and evaluate Pangaea and form an opinion. We express no view with respect to the Projections or the assumptions on which they are based. We have not evaluated the solvency of the Company, Holdco, Pangaea or any other party to the Mergers, the fair value of the Company, Holdco, Pangaea or any of their respective assets or liabilities, or whether the Company, Holdco or Pangaea or any other party to the Mergers is paying or receiving reasonably equivalent value in the Mergers under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor have we evaluated, in any way, the ability of the Company, Holdco, Pangaea or any other party to the Mergers to pay its obligations when they come due. We have not physically inspected the Company’s, Holdco’s or Pangaea’s properties or facilities and have not made or obtained any evaluations or appraisals of the Company’s, Holdco’s or Pangaea’s assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). We have not attempted to confirm whether the Company, Holdco and Pangaea have good title to their respective assets. CS’s role in reviewing any information was limited solely to performing such reviews as CS deemed necessary to support its own advice and analysis and was not on behalf of the Board, the Company, or any other party.

We have assumed, with your consent, that the Mergers will be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third party consents, approvals, or agreements in connection with the Mergers, no delay, limitation, restriction, or condition will be imposed that would have an adverse effect on the Company, Holdco, Pangaea or the Mergers. We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respect from the draft we have reviewed and that the Mergers will be consummated on the terms set forth in the Agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof that is material to our analyses or this Opinion. We have also assumed that the representations and warranties of the parties to the Agreement contained therein are true and correct and that each such party will perform all of the covenants and agreements to be performed by it under the Agreement. We offer no opinion as to the contractual terms of the Agreement or the likelihood that the conditions to the consummation of the Mergers set forth in the Agreement will be satisfied. You have also advised us, and we have assumed, that for U.S. federal tax income purposes the Mergers shall qualify as a plan of reorganization within the meaning of Section 351 and/or Section 368(a) of the Internal Revenue Code of 1986, as amended.

Our analysis and this Opinion are necessarily based upon market, economic, and other conditions, as they exist on, and could be evaluated as of the date hereof. Accordingly, although subsequent developments may arise that would otherwise affect this Opinion, we do not assume any obligation to update, review, or reaffirm this Opinion to you or any other person or otherwise to comment on or consider events occurring or coming to our attention after the date hereof.

The Board of Directors
Quartet Merger Corp.
April 29, 2014

This Opinion is addressed to the Board for the use and benefit of the members of the Board (in their capacities as such) in connection with the Board’s evaluation of the Mergers. This Opinion is not intended to and does not constitute advice or a recommendation to any of the Company’s stockholders or any other security holders as to how such holder should vote or act with respect to any matter relating to the Mergers or otherwise. This Opinion should not be construed as creating any fiduciary duty on our part to the Company or any other party to the Agreement, any security holder of the Company or such other party, any creditor of the Company or such other party, or any other person.

We will receive a fee for rendering this Opinion, no portion of which is contingent upon the completion of the Mergers. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities that may arise out of our engagement or the rendering of this Opinion. We have in the past provided investment banking or other financial services to affiliates of the Company for which we have received compensation, including acting as the financial advisor to a former affiliate of the Company in connection with an acquisition. In accordance with our policies and procedures, a fairness committee of CS was not required to, and did not, approve the issuance of this Opinion.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this Opinion, (i) the Transaction Merger Consideration to be paid by Holdco in the Transaction Merger pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) Pangaea has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account.

Very truly yours,

/s/ Cassel Salpeter & Co., LLC

Graubard Miller

The Chrysler Building
405 Lexington Avenue
New York, N.Y. 10174-1901
(212) 818-8800

facsimile:
direct dial number

(212) 818-8881

August 8, 2014

Quartet Merger Corp.
777 Third Avenue, 37th Floor
New York, NY 10017

Re: Merger into Quartet Holdco Ltd.

Dear Sirs:

We have acted as counsel to Quartet Merger Corp. (“Quartet”), a corporation organized under the laws of the state of Delaware, in connection with its proposed merger into Quartet Holdco Ltd. (“Holdco”), a Bermuda exempted company. You have requested our opinion in connection with the federal income tax consequences of the proposed merger into Holdco on the securityholders of Quartet.

In rendering this opinion, we have examined the Registration Statement filed with the Securities and Exchange Commission on May 13, 2014, File No. 333-195190, as amended (the “Registration Statement”), and the Agreement of Merger and Plan of Reorganization by and among Quartet, Holdco, Quartet Merger Sub, Ltd., Holdco’s wholly-owned subsidiary, Pangaea Logistics Solutions Ltd. (“Pangaea”) and the securityholders of Pangaea (“Merger Agreement”). For purposes of this opinion we have assumed and relied upon the truth and accuracy of the facts as set forth in the aforesaid documents.

The opinions set forth in the Registration Statement pertaining to the federal income tax consequences (i) of the proposed merger of Quartet into Holdco on the securityholders of Quartet in the Registration Statement under the heading “Material Federal Income Tax Consequences of the Mergers to Quartet and Its Securityholders” and (ii) to the United States Holders (as defined in the Registration Statement), of Holdco common shares following consummation of the business combination under the heading “Business of Pangaea – Tax Considerations - United States Federal Income Tax Considerations” (other than the tax consequences set forth under the heading “Business of Pangaea - Tax Considerations - Passive Foreign Investment Company Status and Significant Tax Consequences”), to the extent they contain statements of federal income tax law or legal conclusions with respect thereto, constitute our opinions regarding the material federal income tax consequences of the Mergers described in the Registration Statement to the securityholders of Quartet and Holdco.

The opinions set forth above are limited in all respects to the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, and related administrative pronouncements and judicial precedents, and we note that such opinions are not binding on the Internal Revenue Service or courts, any of which could take a contrary position.

The opinions expressed herein are based upon facts covered by our opinion and the above-referenced laws and authorities, each as in existence on this date. Such laws and authorities may be repealed, revoked, or modified at any time, and any such change may have retroactive effect. We assume no obligation to update or supplement such opinions to reflect any change or developments in the application or interpretation of any such laws or authorities that may occur, or any fact or circumstance that may come to our attention, after the date of this letter.

D-1

Quartet Merger Corp.
August 8, 2014

We consent to the references to our firm under the captions set forth above in the Registration Statement and to the filing of this opinion as Exhibit 8.1 to the Registration Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required by Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Graubard Miller

D-2

ESCROW AGREEMENT

ESCROW AGREEMENT (“Agreement”) dated          2014 by and among QUARTET HOLDCO LTD., a Bermuda company (“Holdco”), GREGORY MONAHAN (the “Representative”), as the representative of the former stockholders of QUARTET MERGER CORP., a Delaware corporation (“Quartet”), EDWARD COLL, ANTHONY LAURA, LAGOA INVESTMENTS, PANGAEA ONE, L.P., PANGAEA ONE PARALLEL FUND (B), L.P. and PANGAEA ONE PARALLEL FUND, L.P. (together the “Stockholders”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”).

Holdco, Quartet, Quartet Merger Sub, Ltd., a wholly-owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd. (“Company”) and the Stockholders as the former securityholders of the Company are the parties to an Agreement and Plan of Reorganization dated as of         , 2014 (the “Merger Agreement”) pursuant to which (i) Quartet has merged with and into Holdco, with Holdco being the surviving entity of such merger and (ii) Merger Sub has merged with and into the Company, with the Company being the surviving entity of such merger and remaining a wholly-owned subsidiary of Holdco. Pursuant to the Merger Agreement, Holdco is to be indemnified in certain respects. The parties desire to establish an escrow fund as the sole remedy for the indemnification obligations set forth in Article VII of the Merger Agreement. The Stockholders, together with their permitted transferees, are referred to herein as the “Owners”. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

The parties agree as follows:

1. (a) Concurrently with the execution hereof, each of the Stockholders (or Holdco, on their behalf) is delivering to the Escrow Agent, to be held in escrow pursuant to the terms of this Agreement, stock certificates in the amounts set forth in Schedule A hereto issued in the name of such Stockholder representing a portion of the shares of Holdco Shares issued to such Stockholder in the Transaction Merger. The Holdco Shares represented by the stock certificates so delivered by the Stockholders to the Escrow Agent are herein referred to in the aggregate as the “Escrow Fund.” The Escrow Agent shall maintain a separate account for each Stockholder’s, and, subsequent to any transfer permitted pursuant to Paragraph 1(d) hereof, each Owner’s, portion of the Escrow Fund.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. It shall treat the Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Holdco. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entire Escrow Fund in accordance with this Agreement.

(c) Except as herein provided, the Owners shall retain all of their rights as shareholders of Holdco with respect to shares of Holdco Stock constituting the Escrow Fund during the period the Escrow Fund is held by the Escrow Agent (the “Escrow Period”), including, without limitation, the right to vote their shares of Holdco Stock included in the Escrow Fund.

(d) During the Escrow Period, all dividends payable in cash with respect to the shares of Holdco Stock included in the Escrow Fund shall be paid to the Owners, but all dividends payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Fund” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

(e) During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the shares of Holdco Stock in the Escrow Fund except (i) to a “Permitted Transferee” (as hereinafter defined), (ii) by virtue of the laws of descent and distribution upon death of any Owner, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. As used in this Agreement, the term “Permitted Transferee” shall include: (1) members of a Stockholder’s “Immediate Family” (as hereinafter defined); (2) an entity in which (A) a Stockholder and/or members of a Stockholder’s Immediate Family beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a Stockholder and/or a member of such Stockholder’s Immediate Family is a general partner and in which such

Stockholder and/or members of such Stockholder’s Immediate Family beneficially own 100% of all capital accounts of such entity; (3) a revocable trust established by a Stockholder during his lifetime for the benefit of such Stockholder or for the exclusive benefit of all or any of such Stockholder’s Immediate Family; and (4) any Affiliate. As used in this Agreement, the term “Immediate Family” means, with respect to any Stockholder, a spouse, parent, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are members of an Immediate Family of the Stockholder). As used in this Agreement, “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. As used in this Agreement, “Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or governmental entity. In connection with and as a condition to each permitted transfer, the Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement. Upon receipt of such agreement, the Escrow Agent shall deliver to Holdco’s transfer agent the original stock certificate out of which the assigned shares are to be transferred, and shall request that Holdco issue new certificates representing (m) the number of shares, if any, that continue to be owned by the transferring Stockholder, and (n) the number of shares owned by the Permitted Transferee as the result of such transfer. Holdco, the transferring Stockholder and the Permitted Transferee shall cooperate in all respects with the Escrow Agent in documenting each such transfer and in effectuating the result intended to be accomplished thereby. During the Escrow Period, no Owner shall pledge or grant a security interest in such Owner’s shares of Holdco Stock included in the Escrow Fund or grant a security interest in such Owner’s rights under this Agreement.

2. (a) Holdco, acting through the Representative, may make a claim for indemnification pursuant to the Merger Agreement (“Indemnification Claim”) against the Escrow Fund by giving notice (a “Notice”) to the Stockholder Nominee (defined below), with a copy to the Escrow Agent, specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Merger Agreement which it asserts has been breached or otherwise entitles Holdco to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnification Claim, (iii) whether the Indemnification Claim is a Basic Indemnification Claim or an Environmental Indemnification Claim, and (iv) whether the Indemnification Claim results from a Third Party Claim against Holdco or the Company. The Representative also shall deliver to the Escrow Agent (with a copy to the Stockholder Nominee), concurrently with its delivery to the Escrow Agent of the Notice, a certification as to the date on which the Notice was delivered to the Stockholders. As used herein, “Basic Indemnification Claim” means an Indemnification Claim other than an Environmental Indemnification Claim.

(b) If the Stockholder Nominee shall give a notice to the Representative (with a copy to the Escrow Agent and Holdco) (a “Counter Notice”), within 30 days following the date of receipt (as specified in the Representative’s certification) by the Stockholder Nominee of a copy of the Notice, disputing whether the Indemnification Claim is indemnifiable under the Merger Agreement, the Representative and Stockholder Nominee shall attempt to resolve such dispute by voluntary settlement as provided in paragraph 2(c) below. If no Counter Notice with respect to an Indemnification Claim is received by the Escrow Agent from the Stockholder Nominee within such 30-day period, the Indemnification Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Stockholder Nominee delivers a Counter Notice to the Representative and the Escrow Agent, the Representative and Stockholder Nominee shall, during the period of 60 days following the delivery of such Counter Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt to resolve the dispute with respect to which the Counter Notice was given. If the Representative and Stockholder Nominee shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If the

Representative and Stockholder Nominee shall be unable to reach a settlement with respect to a dispute, such dispute shall be resolved by arbitration pursuant to paragraph 2(d) below.

(d) If the Representative and Stockholder Nominee cannot resolve a dispute prior to expiration of the 60-day period referred to in paragraph 2(c) above (or such longer period as the parties may have agreed to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration in accordance with Section 8.

(e) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of paragraph 2(b) above, (ii) Indemnification Claim resolved in favor of Holdco by settlement pursuant to paragraph 2(c) above, resulting in an award to Holdco, (iii) Indemnification Claim established by the decision of an arbitrator pursuant to paragraph 2(d) above, resulting in a dollar award to Holdco, (iv) Third Party Claim that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction, or (v) Third Party Claim that the Representative and Stockholder Nominee have jointly notified the Escrow Agent has been settled in accordance with the provisions of the Merger Agreement; provided that, subject to the terms of the Merger Agreement, notwithstanding anything herein, no Indemnification Claim by Holdco shall become an Established Claim unless and until the aggregate amount of indemnification Losses exceeds (i) $2,000,000 (the “Deductible”), in which event only the amount of such Established Claim(s) in excess of the Deductible shall be payable. The aggregate liability for Losses shall not in any event exceed the Escrow Shares in the case of Basic Indemnity Claims or the Environmental Indemnity Shares in the case of Environmental Indemnity Claims.

(f) (i) Promptly after an Indemnification Claim becomes an Established Claim, the Representative and Stockholder Nominee shall jointly deliver a notice to the Escrow Agent (a “Joint Notice”) directing the Escrow Agent to pay to Holdco, and the Escrow Agent promptly shall deliver Escrow Shares to Holdco, the dollar amount of which shall equal the Loss (as defined in the Merger Agreement) resulting from the Established Claim (or, if at such time there remains in the Escrow Fund less than the full amount so payable, the full amount remaining in the Escrow Fund).

(ii) Payment of an Established Claim shall be made from Escrow Shares pro rata from the account maintained on behalf of each Owner. For purposes of each payment, such shares shall be valued at the “Fair Market Value” (as defined below). However, in no event shall the Escrow Agent be required to calculate Fair Market Value or make a determination of the number of shares to be delivered to Holdco in satisfaction of any Established Claim; rather, such calculation shall be included in and made part of the Joint Notice. The Escrow Agent shall transfer to Holdco out of the Escrow Fund that number of shares of Holdco Stock necessary to satisfy each Established Claim, as set out in the Joint Notice. Any dispute between the Representative and Stockholder Nominee concerning the calculation of Fair Market Value or the number of shares necessary to satisfy any Established Claim, or any other dispute regarding a Joint Notice, shall be resolved between the Representative and Stockholder Nominee in accordance with the procedures specified in paragraph 2(d) above, and shall not involve the Escrow Agent. Each transfer of shares in satisfaction of an Established Claim shall be made by the Escrow Agent delivering to Holdco one or more stock certificates held in each Owner’s account evidencing not less than such Owner’s pro rata portion of the aggregate number of shares specified in the Joint Notice, together with assignments separate from certificate executed in blank by such Owner and completed by the Escrow Agent in accordance with instructions included in the Joint Notice. Upon receipt of the stock certificates and assignments, Holdco shall deliver to the Escrow Agent new certificates representing the number of shares owned by each Owner after such payment. The parties hereto (other than the Escrow Agent) agree that the foregoing right to make payments of Established Claims in shares of Holdco Stock may be made notwithstanding any other agreements restricting or limiting the ability of any Owner to sell any shares of Holdco stock or otherwise. The Representative and Stockholder Nominee shall be required to exercise utmost good faith in all matters relating to the preparation and delivery of each Joint Notice. As used herein, “Fair Market Value” means the average reported closing price for the Holdco Stock for the ten trading days ending on the last trading day prior to (x) the day the Established Claim is paid with respect to Indemnification Claims paid on or before the Basic Indemnity Escrow Termination Date, (y) the Basic Indemnity Escrow Termination Date with respect to shares constituting the Pending Claims Reserve (as hereinafter defined) on the Basic Indemnity Escrow Termination Date, and (z) with respect to shares placed in the Pending Claims Reserve for an Environmental Indemnification Claim asserted after the Basic Indemnity Escrow Termination Date, the day such Environmental Indemnification Claim is asserted. If Holdco Stock is not then listed or admitted to trading on any national securities exchange, the “Fair Market Value” means the average of the reported closing bid and asked prices of Holdco Stock on such date on the principal over the counter market on which Holdco Stock is traded, and if Holdco Stock is not so traded, a market price per share determined in good faith by the Holdco Board of Directors.

(iii) Notwithstanding anything herein to the contrary, at such time as an Indemnification Claim has become an Established Claim, the Stockholders shall have the right to substitute for the Escrow Shares that otherwise would be paid in satisfaction of such claim (the “Claim Shares”), cash in an amount equal to the Fair Market Value of the Claim Shares (“Substituted Cash”). In such event (i) the Joint Notice shall include a statement describing the substitution of Substituted Cash for the Claim Shares, and (ii) substantially contemporaneously with the delivery of such Joint Notice, the Stockholders shall cause currently available funds to be delivered to the Escrow Agent in an amount equal to the Substituted Cash. Upon receipt of such Joint Notice and Substituted Cash, the Escrow Agent shall (y) in payment of the Established Claim described in the Joint Notice, deliver the Substituted Cash to Holdco in lieu of the Claim Shares, and (z) cause the Claim Shares to be returned to the Owners.

3. (a) On the first Business Day after the Basic Indemnity Escrow Termination Date, upon receipt of a Joint Notice, the Escrow Agent shall distribute and deliver to each Owner certificates representing shares of Holdco Stock then in such Owner’s account in the Escrow Fund equal to one-half of the original number of shares placed in such Owner’s account less that number of shares in such Owner’s account equal to the sum of (i) the number of shares applied in satisfaction of Indemnification Claims made prior to that date and (ii) the number of shares in the Pending Claims Reserve allocated to such Owner’s account, as provided in the following sentence, and shall continue to hold the remaining shares in such Owner’s account as Environmental Indemnity Shares. If, at such time, there are any Indemnification Claims with respect to which Notices have been received but which have not been resolved pursuant to Section 2 hereof or in respect of which the Escrow Agent has not been notified of, and received a copy of, a final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be (in either case, “Pending Claims”), and which, if resolved or finally determined in favor of Holdco, would result in a payment to Holdco, the Escrow Agent shall retain in the Pending Claims Reserve that number of shares of Holdco Stock having a Fair Market Value equal to the dollar amount for which indemnification is sought in such Indemnification Claim, allocated pro rata from the account maintained on behalf of each Owner. The Representative and Stockholder Nominee shall certify to the Escrow Agent the Fair Market Value to be used in calculating the Pending Claims Reserve and the number of shares of Holdco Stock to be retained therefor. Thereafter, if any Pending Claim becomes an Established Claim, the Representative and Stockholder Nominee shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to deliver to Holdco the number of shares in the Pending Claims Reserve in respect thereof determined in accordance with paragraph 2(f) above and to deliver to each Owner the remaining shares in the Pending Claims Reserve allocated to such Pending Claim, all as specified in a Joint Notice. If any Pending Claim is resolved against Holdco, the Representative and Stockholder Nominee shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner its pro rata portion of the number of shares allocated to such Pending Claim in the Pending Claims Reserve.

(b) On the first Business Day after the Environmental Escrow Termination Date, upon receipt of a Joint Notice, the Escrow Agent shall distribute and deliver to each Owner certificates representing the remaining shares of Holdco Stock then in such Owner’s account in the Escrow Fund other than Environmental Indemnity Shares in the Pending Claims Reserve. Upon the subsequent resolution of a Claim for which shares remain in the Pending Claims Reserve, upon receipt of a Joint Notice, the Escrow Agent shall distribute and deliver such shares to Holdco, if the Claim is resolved in favor of Holdco, or to the Owners pro rata to the accounts maintained for them, if the Claim is resolved against Holdco. Upon resolution of all Pending Claims, the Representative and Stockholder Nominee shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner the remaining portion of his or her account in the Escrow Fund.

(c) As used herein, the “Pending Claims Reserve” shall mean, at the time any such determination is made, that number of shares of Holdco Stock in the Escrow Fund having a Fair Market Value equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims (as shown in the Notices of such Claims).

4. The Escrow Agent, the Representative and Stockholder Nominee shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Holdco and the Owners in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

5. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Holdco pursuant to the terms of this Agreement or, if such notice is disputed by the Representative or Stockholder Nominee, the settlement with respect to any such dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay to Holdco the amount specified in such notice, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(g), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by the Representative and Stockholder Nominee. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court it reasonably deems appropriate. the Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in this Section 5(e).

(f) The Escrow Agent shall be indemnified and held harmless by Holdco from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in the any state or federal court located in New York County, State of New York.

(g) The Escrow Agent shall be entitled to reasonable compensation from Holdco for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from Holdco for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(h) From time to time on and after the date hereof, the Representative and Stockholder Nominee shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(i) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Representative, the Escrow Agent and a majority of the Stockholders.

8. All disputes arising under this Agreement between the Representative and Stockholder Nominee, including a dispute arising from a party’s failure or refusal to sign a Joint Notice, shall be submitted to arbitration to the American Arbitration Association in New York City. The Representative and Stockholders each hereby consents to the exclusive jurisdiction of the federal and state courts sitting in New York County, State of New York, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Representative or Stockholders in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 10, with copies delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, N.Y. 10174, Attention: David Alan Miller, Esq., and to Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, NY 10036, Attention: Kirk A. Radke, Esq.

9. The Stockholders hereby appoint             to act on their behalf (the “Stockholder Nominee”) to take any and all actions and make any decisions required or permitted to be taken by such Stockholders under this Agreement. Should the Stockholder Nominee resign or be unable to serve, a new Stockholder Nominee will be selected by a majority of the Stockholders, whose appointment shall be effective upon execution by such successor of a joinder agreement providing for such successor to become a party to the Escrow Agreement as the Stockholder Nominee, in which case such successor shall for all purposes of this Agreement be the Stockholder Nominee (and the prior acts taken by the succeeded Stockholder Nominee shall remain valid for purposes of this Agreement). The Stockholder Nominee shall not be liable to the Stockholders for any liability, loss, damage, penalty, fine, cost or expense incurred without gross negligence or willful misconduct by the Stockholder Nominee while acting in good faith and arising out of or in connection with the acceptance or administration of its duties hereunder.

10. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Representative, to it at:

Gregory Monahan
c/o Crescendo Advisors II LLC
777 Third Avenue, 37th Floor
New York, New York 10017
Telecopier No.: 212-319-0760

with a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174-1901
Attention: David Alan Miller, Esq.
Telecopier No.: 212-818-8881
B.	If to the Stockholders, to each at the address listed on Schedule A hereto with a copy to:

[Stockholder Nominee]
Attention:
Telecopier No.:
with a copy to:

Willkie Farr & Gallagher LLP

757 Seventh Avenue
New York, New York 10019
Attention: Kirk A. Radke, Esq.
Telecopier No.: 212-728-9210
C.	If to the Escrow Agent, to it at: Continental Stock Transfer & Trust Company 17 Battery Place New York, New York 10004 Attention: Mark Zimkind Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

11. (a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to paragraph 2(d) of this Agreement.

(b) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Holdco.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

[Signatures are on following page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

QUARTET HOLDCO LTD.

By:

Name:

Title:

THE REPRESENTATIVE

Gregory Monahan

STOCKHOLDERS

Edward Coll

Anthony Laura

LAGOA INVESTMENTS

By:

Name:

Title:

PANGAEA ONE, L.P.

By: Pangaea One GP, LLC
Its: General Partner

By:	Name: Peter Yu Its: Managing Member

PANGAEA ONE PARALLEL FUND (B), L.P.

By: Pangaea One GP, LLC
Its: General Partner

By:	Name: Peter Yu Its: Managing Member

PANGAEA ONE (CAYMAN), L.P.

By: Pangaea One GP (Cayman), L.P.
Its: General Partner

By: Pangaea One GP (Cayman), Co.
Its: General Partner

By:	Name: Peter Yu Its: Director

PANGAEA ONE PARALLEL FUND, L.P.

By: Pangaea One GP2 (Cayman), L.P.
Its: General Partner

By: Pangaea One GP2 (Cayman), Co.
Its: General Partner

By:	Name: Peter Yu Its: Director

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:

Name:

Title:

ANNEX F

AUDIT COMMITTEE CHARTER
OF
PANGAEA LOGISTICS SOLUTIONS LTD.

Purpose

The purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors (“Board”) of Pangaea Logistics Solutions Ltd. (“Company”) are to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall meet the “Audit Committee Requirements” of

The NASDAQ Stock Market LLC and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board at any time. There shall be a Chairman of the Audit Committee which shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditor for the

F-1

purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.
2.	Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).
3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.
4.	Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:
(a)	any significant changes in the Company’s selection or application of accounting principles;
(b)	the Company’s critical accounting policies and practices;
(c)	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;
(d)	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and
(e)	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.	Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.
6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.
7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the

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design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

10.	At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the independent auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.
11.	In connection with its oversight responsibilities, the Audit Committee shall be directly responsible for the resolution of disagreements between management and the independent auditor regarding the Company’s financial reporting.
12.	Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
13.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
14.	Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

15.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.
16.	Review and approve all related-party transactions.
17.	Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.
18.	Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
19.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
20.	Discuss with the Company’s General Counsel or outside legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
21.	Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

F-3

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

F-4

ANNEX G

NOMINATING COMMITTEE CHARTER

OF

PANGAEA LOGISTICS SOLUTIONS LTD.

The responsibilities and powers of the Nominating Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Pangaea Logistics Solutions Ltd. (the “Company”), as delegated by the Board, are set forth in this charter. Whenever the Nominating Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I.	PURPOSE

As set forth herein, the Nominating Committee shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, recruitment and retention of high quality Board members and committee composition and structure.

II.	MEMBERSHIP

The Nominating Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each such member shall be “independent” in accordance with the listing standards of The NASDAQ Stock Market LLC, as amended from time to time.

The Board shall elect the members of this Nominating Committee at the first Board meeting practicable following the first annual meeting of stockholders after the date hereof and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the Board, the members of the Nominating Committee shall designate a chair by majority vote of the full Nominating Committee membership.

A Nominating Committee member may resign by delivering his or her written resignation to the chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

III.	MEETINGS AND COMMITTEE ACTION

The Nominating Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Nominating Committee shall be called by the chairman of the Nominating Committee upon such notice as is provided for in the bye-laws of the company with respect to meetings of the Board. A majority of the members of the Nominating Committee shall constitute a quorum. Actions of the Nominating Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Nominating Committee. The Nominating Committee shall report its minutes from each meeting to the Board.

The chairman of the Nominating Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Nominating Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Nominating Committee. A certificate of the secretary of the Nominating Committee or minutes of a meeting of the Nominating Committee executed by the secretary setting forth the names of the members of the Nominating Committee present at the meeting or actions taken by the Nominating Committee at the meeting shall be sufficient evidence at all times as to the members of the Nominating Committee who were present, or such actions taken.

IV.	COMMITTEE AUTHORITY AND RESPONSIBLITIES

The Nominating Committee shall be responsible for:

•	Developing the criteria and qualifications for membership on the Board.
•	Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board.
•	Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.
•	Establishing subcommittees for the purpose of evaluating special or unique matters.
•	Monitoring and making recommendations regarding committee functions, contributions and composition.
•	Evaluating, on an annual basis, the Nominating Committee’s performance.
V.	REPORTING

The Nominating Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement.

PANGAEA LOGISTICS SOLUTIONS LTD.

Board of Director Candidate Guidelines

The Nominating Committee (the “Nominating Committee”) of the Board of Directors (“Board”) of Pangaea Logistics Solutions Ltd. (the “Company”) will identify, evaluate and recommend candidates to become members of the Board with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s stockholders in accordance with the Company’s policy, a copy of which is attached hereto. Candidates will be reviewed in the context of current composition of the Board (including the diversity in background, experience and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Nominating Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

•	Whether the candidate is independent pursuant to the requirements of the NASDAQ Stock Market LLC.
•	Whether the candidate is accomplished in his or her field, has demonstrated notable or significant achievements in business, education or public service, and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.
•	Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.
•	Whether the candidate has relevant intelligence, education, experience and expertise, would be able to provide insights and practical wisdom based upon that experience and expertise.
•	Whether the candidate has knowledge of the Company and issues affecting the Company.
•	Whether the candidate is committed to enhancing stockholder value.
•	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.
•	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.
•	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

•	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.
•	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.
•	Whether the candidate is able to suggest business opportunities to the Company.

PANGAEA LOGISTICS SOLUTIONS LTD.

Stockholder Recommendations for Directors

Stockholders who wish to recommend to the Nominating Committee (the “Nominating Committee”) of the Board of Directors (“Board”) of Pangaea Logistics Solutions Ltd. (the “Company”), a candidate for election to the Board should send their letters to Pangaea Logistics Solutions Ltd., 109 Long Wharf, 2nd Floor, Newport, Rhode Island 02840, Attention: Nominating Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating Committee. Stockholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by stockholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of stockholders, the Corporate Secretary must receive the stockholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

The recommendation must contain the following information about the candidate:

•	Name;
•	Age;
•	Business and current residence addresses, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;
•	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of common stock of the Company beneficially owned by the candidate;
•	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and
•	A signed consent of the nominee to serve as a director of the Company, if elected.

COMPENSATION COMMITTEE CHARTER
OF
QUARTET HOLDCO LTD.

I.	PURPOSE

The Compensation Committee (the “Compensation Committee”) is created by the Board of Directors (the “Board”) of Quartet Holdco Ltd. (the “Company”) to discharge the responsibilities set forth in this Charter. The Compensation Committee shall have the authority and membership and shall operate according to the procedures provided in this Charter.

II.	MEMBERSHIP

The Compensation Committee shall consist of at least three members, comprised solely of directors deemed by the Board to be independent and who meet the independence and other applicable requirements of The [Nasdaq Capital Market], as amended from time to time (“Nasdaq”) and the Securities Exchange Commission (the “SEC”). In addition, members must also qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934. The Board shall recommend nominees for appointment to the Compensation Committee annually and as vacancies or newly created positions occur. Compensation Committee members shall be appointed by the Board and may be removed by the Board at any time. Unless a chair is elected by the Board, the members of the Compensation Committee shall designate a chair by majority vote of the full Compensation Committee membership.

III.	RESPONSIBILITIES

In addition to any other responsibilities which may be assigned from time to time by the Board, the Compensation Committee is responsible for the following matters.

Executive Compensation

•	The Compensation Committee shall review and approve the compensation of the CEO and each of the Company’s other executive officers. In reviewing and approving CEO and executive officer compensation, the Compensation Committee shall, among other things:
•	identify, review and approve corporate goals and objectives relevant to the CEO and each executive officer’s compensation;
•	evaluate the CEO’s and each executive officer’s performance in light of such goals and objectives and determine the CEO’s and each executive officer’s compensation based on such evaluation, including such other factors as the Compensation Committee deems appropriate and in the best interests of the Company; and
•	determine any long-term incentive component of the CEO’s and each executive officer’s compensation.

Management Succession

•	The Compensation Committee shall, in consultation with the Company’s CEO, periodically review the Company’s management succession planning, including policies for CEO selection and succession in the event of the incapacitation, retirement or removal of the CEO, and evaluations of, and development plans for, any potential successors to the CEO.

Compensation Policies and Plans

•	The Compensation Committee shall review and evaluate the Company’s executive compensation and benefits policies generally (subject, if applicable, to shareholder approval), including the review and recommendation of any incentive-compensation and equity-based plans of the Company that are subject to Board approval. In reviewing such compensation and benefits policies, the Compensation Committee may consider the recruitment, development, promotion, retention and compensation of executive officers of the Company and any other factors that it deems appropriate.

Disclosure

•	The Compensation Committee shall prepare the Compensation Committee Report required by SEC rules to be included in the Company’s annual Form 10-K, and the Compensation Committee shall

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review and discuss the Company’s Compensation Disclosure and Analysis as required by SEC rules (“CD&A”) with management and provide a recommendation to the Company’s Board regarding the inclusion of the CD&A within the Company’s Form 10-K and/or proxy statement.

Reporting to the Board

•	The Compensation Committee shall report to the Board periodically.
•	At least annually, the Compensation Committee shall evaluate its own performance and report to the Board on such evaluation.
•	The Compensation Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

Risk Assessment

•	The Compensation Committee shall review and assess risks arising from the Company’s compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company.
IV.	AUTHORITY AND DELEGATIONS

The Compensation Committee has the sole authority to retain and terminate any advisors, compensation consultant or legal counsel (each an “Advisor”), including sole authority to approve all such Advisors’ fees and other retention terms, which fees shall be borne by the Company. The Committee may retain an Advisor only after assessing such Advisor’s independence in accordance with applicable Nasdaq and SEC rules and regulations.

The Compensation Committee may delegate its authority to subcommittees or the chair of the Compensation Committee when it deems it appropriate and in the best interests of the Company.

The Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of stock rights or options to any non-Section 16 officer of the Company under such of the Company’s incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans.

V.	PROCEDURES

The Compensation Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but at least annually. The Chairman of the Compensation Committee, in consultation with the other Compensation Committee members, shall determine the frequency and length of the Compensation Committee meetings and shall set meeting agendas consistent with this charter.

No executive officer should attend that portion of any meeting where such executive’s performance or compensation is discussed, unless specifically invited by the Compensation Committee. The CEO may not be present during voting or deliberations related to his or her compensation. Any members of the Compensation Committee that are not independent may not be involved in the determination or recommendation of the compensation provided to the CEO or any of the other executive officers.

H-2

ANNEX I

PANGAEA LOGISTICS SOLUTIONS LTD.
2014 SHARE INCENTIVE PLAN

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of such individuals with those of such shareholders. The Plan authorizes the award of Share-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of shareholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“Award” means any Option, Restricted Share, Restricted Share Unit, Share Appreciation Right, Performance Award, or other Share-based or cash-based award granted under the Plan.

“Award Agreement” means an Option Agreement, a Restricted Share Agreement, an RSU Agreement, an SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Share-based or cash-based Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, in the absence of an Award Agreement or Employment Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or its Affiliates, or (4) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. In the event that there is an Award Agreement or Employment Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Employment Agreement are complied with.

“Change in Control” means the first of the following to occur after the Effective Date:

(1) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);

(2) the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the

“Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including but not limited to a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(3) the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a “Non-Control Transaction”);

(4) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

“Company” means Pangaea Logistics Solutions Ltd., a limited liability company organized under the laws of Bermuda, and its successors by operation of law; provided that, prior to the Effective Date, “Company” means Quartet Holdco Ltd., a wholly-owned subsidiary of Quartet Merger Corp.

“Company Voting Securities” has the meaning set forth within the definition of “Change in Control.”

“Corporate Event” has the meaning set forth in Section 11(b) below.

“Data” has the meaning set forth in Section 21(c) below.

“Disability” means, in the absence of an Award Agreement or Employment Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Employment Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Employment Agreement.

“Disqualifying Disposition” means any disposition (including any sale) of Shares acquired upon the exercise of an Incentive Stock Option made within the period that ends either (i) two years after the date on which the Participant was granted the Incentive Stock Option or (ii) one year after the date upon which the Participant acquired the Shares.

“Effective Date” means the effective date of the mergers contemplated by the Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet Merger Corp., a Delaware corporation, Quartet Holdco Ltd., a wholly-owned subsidiary of Quartet Merger Corp., Quartet Merger Sub, Ltd., a wholly-owned subsidiary of Quartet Holdco Ltd., and Pangaea Logistics Solutions Ltd. (“Pangaea”) and the security holders of Pangaea.

“Eligible Person” means (1) each employee and officer of the Company or of any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (4) each natural person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term Affiliate for this purpose shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term “Affiliate” as used for this purpose shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Code Section 424(f). An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.

“Employment Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

“Expiration Date” means the date upon which the term of an Option or Share Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

“Fair Market Value” means, as of any date when the Shares are listed on Nasdaq Capital Market or an other national securities exchange, the closing price reported on the principal national securities exchange on which such Shares are listed and traded on the date of determination, or if the closing price is not reported on such date of determination, the closing price on the most recent date on which such closing price is reported. If the Shares are not listed on a national securities exchange, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per Share.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Board” shall have the meaning set forth within the definition of “Change in Control.”

“Non-Control Transaction” has the meaning set forth within the definition of “Change in Control.”

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Shares at a specified price during a specified time period.

“Option Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

“Parent Company” has the meaning set forth within the definition of “Change in Control.”

“Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other Person who holds an Award.

“Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a “Performance Share” or a “Performance Unit” at the time of grant.

“Performance Award Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

“Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

“Performance Period” means the period designated for the achievement of Performance Objectives.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

“Plan” means this Pangaea Logistics Solutions Ltd. 2014 Stock Incentive Plan, as amended from time to time.

“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act.

“Qualifying Committee” has the meaning set forth in Section 3(b) hereof.

“Reorganization” has the meaning set forth within the definition of “Change in Control.”

“Restricted Share” means a Share granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

“Restricted Share Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Share grant.

“Restricted Share Unit” means a notional unit representing the right to receive one Share (or the cash value of one Share, if so determined by the Committee) on a specified settlement date.

“RSU Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Share Units.

“SAR Agreement” means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Share Appreciation Rights.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

“Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

“Shares” means the Company’s common shares, par value $.0001, and such other securities as may be substituted for such shares pursuant to Section 11 hereof.

“Share Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Shares over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) below, Share Appreciation Rights shall be settled in Shares.

“Surviving Company” has the meaning set forth within the definition of “Change in Control.”

“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

3. Administration.

(a) Authority of the Committee.  Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of Shares subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and

(7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

(b) Manner of Exercise of Committee Authority.  At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company must be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee and the taking of any action by the Committee shall not be construed as limiting any power or authority of the Committee.

(c) Delegation.  To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

(d) Section 409A; Section 457A.  All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A or Section 457A of the Code shall be interpreted, administered and construed to comply with Section 409A or Section 457A, as applicable, and all Awards made under the Plan that are intended to be exempt from Section 409A or Section 457A shall be interpreted, administered and construed to comply with and preserve such exemption, as applicable. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Section 409A or Section 457A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

4. Shares Available Under the Plan.

(a) Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 11 hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall equal 1,500,000. Notwithstanding the foregoing, the number of Shares available for issuance hereunder shall not be reduced by Shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NASDAQ Listing Rule 5635(c) and IM-5635-1, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations.

(b) Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of Shares to which the Award related, the undelivered Shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and Shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan.

(c) Incentive Stock Options.  All Shares reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

(d) Limitation on Awards to Non-Employee Directors.  Notwithstanding anything to the contrary herein, the maximum number of Shares that may be subject to Awards granted to any non-employee director of the Company in any one calendar year shall not exceed 10,000 Shares (subject to adjustment as provided in Section 11 hereof).

5. Options.

(a) General.  Certain Options granted under the Plan are intended to qualify as Incentive Stock Options. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.

(b) Term.  The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price.  The exercise price per Share for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended to qualify as either (1) a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, or (2) an Incentive Stock Option, then in each case the applicable exercise price shall not be less than the Fair Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option.

(d) Payment for Shares.  Payment for Shares acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option in immediately available funds in United States dollars or by certified or bank cashier’s check, or if approved by the Committee (1) by delivery of Shares having a value equal to the exercise price, (2) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (3) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting.  Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires.

(f) Termination of Employment or Service.  Except as provided by the Committee in an Option Agreement or otherwise:

(1) In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Options shall cease, (B) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested

Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Options shall cease, (ii) each of such Participant’s outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the person or persons to whom a Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Options were vested by such Participant at the time of such Termination.

(3) In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.

(g) Special Provisions Applicable to Incentive Stock Options.

(1) No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

(2) To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(3) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Shares.

(a) General.  Restricted Shares may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Shares shall be set forth in separate Restricted Share Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Share Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote such Restricted Shares. Unless otherwise set forth in a Participant’s Restricted Shares Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Restricted Shares to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Vesting and Restrictions on Transfer.  Restricted Shares shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Share Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Shares at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Shares shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s

Restricted Share Agreement, until such time as the Restricted Shares has vested pursuant to the terms of the Restricted Share Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Shares.

(c) Termination of Employment or Service.  Except as provided by the Committee in a Restricted Share Agreement, Employment Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Shares have vested, all vesting with respect to such Participant’s Restricted Shares shall cease and all of Participant’s unvested Restricted Shares shall be immediately forfeited to the Company by the Participant for no consideration as of the date of such Termination.

7. Restricted Share Units.

(a) General.  Restricted Share Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Share Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

(b) Vesting.  Restricted Share Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Restricted Share Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Share Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.

(c) Settlement.  Restricted Share Units shall be settled in Shares, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, with respect to Restricted Share Units prior to the actual delivery of Shares.

(d) Termination of Employment or Service.  Except as provided by the Committee in an RSU Agreement, Employment Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Share Units have been settled, (1) all vesting with respect to such Participant’s Restricted Share Units shall cease, (2) each of such Participant’s outstanding unvested Restricted Share Units shall be immediately forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Share Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8. Share Appreciation Rights.

(a) General.  Share Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Share Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.

(b) Term.  The term of each Share Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Share Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Base Price.  The base price per Share for each Share Appreciation Right shall be set by the Committee at the time of grant; provided, however, that if a Share Appreciation Right is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, then the applicable base price shall not be less than the Fair Market Value on the date of grant.

(d) Vesting.  Share Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that notwithstanding any such vesting dates, but in all cases subject to Section 11 below, the Committee may in its sole discretion accelerate the vesting of any Share Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Share Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Share Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Share Appreciation Right expires.

(e) Payment upon Exercise.  Payment upon exercise of a Share Appreciation Right may be made in cash, Shares, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each Shares underlying the portion of the Share Appreciation Right so exercised, equal to the difference between the base price of such Share Appreciation Right and the Fair Market Value of one (1) Share on the exercise date. For purposes of clarity, each Share to be issued in settlement of a Share Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) Share on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Share Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

(f) Termination of Employment or Service.  Except as provided by the Committee in a SAR Agreement, Employment Agreement or otherwise:

(1) In the event of a Participant’s Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Share Appreciation Rights shall cease, (B) each of such Participant’s outstanding unvested Share Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant’s outstanding vested Share Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

(2) In the event of a Participant’s Termination by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s outstanding Share Appreciation Rights shall cease, (ii) each of such Participant’s outstanding unvested Share Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant’s outstanding vested Share Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Share Appreciation Rights shall remain exercisable by the person or persons to whom a Participant’s rights under the Share Appreciation Rights pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Share Appreciation Rights were vested by such Participant at the time of such Termination.

(3) In the event of a Participant’s Termination by the Service Recipient for Cause, all of such Participant’s outstanding Share Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.

9. Performance Awards.

(a) General.  Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical.

(b) Value of Performance Units and Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Shares on the date of grant. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant.

(c) Earning of Performance Units and Performance Shares.  Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met.

(d) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Shares, or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any cash, Shares, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

(e) Termination of Employment or Service.  Except as provided by the Committee in a Performance Award Agreement, Employment Agreement or otherwise, if, prior to the time that the applicable Performance Period has expired, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be immediately forfeited by the Participant to the Company for no consideration.

(f) Performance Objectives.  Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

10. Other Share-Based or Cash-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other equity-based or cash-based Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Shares as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer) and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

11. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments.  The aggregate number of Shares that may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4, the number of Shares covered by each outstanding Award, and the price per Share underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price, or kind of a Share or other consideration subject to such Awards (1) in the event of changes in the outstanding Shares or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of Shares, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

(b) Corporate Events.  Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1) The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

(2) The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event, with any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods;

(3) The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation based upon the per-share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options, Share Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Share Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration; and

(4) The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Shares, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

(c) Fractional Shares.  Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

12. Use of Proceeds.

The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

13. Rights and Privileges as a Shareholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Share ownership in respect of Shares that are subject to Awards hereunder until such shares have been issued to that person.

14. Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

15. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

16. Compliance with Laws.

The obligation of the Company to deliver Shares upon vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares to be issued upon exercise or settlement of Awards. If the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Share certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17. Withholding Obligations.

As a condition to the vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit Shares to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of Shares that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

18. Amendment of the Plan or Awards.

(a) Amendment of Plan.  The Board or the Committee may amend the Plan at any time and from time to time.

(b) Amendment of Awards.  The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

(c) Shareholder Approval; No Material Impairment.  Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without shareholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Shares are listed. No amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

(d) No Repricing of Awards Without Shareholder Approval.  Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without shareholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a)), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b).

19. Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

20. Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to shareholder approval.

21. Miscellaneous.

(a) Certificates.  Shares acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Shares are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Shares, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Shares. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Shares shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

(b) Clawback/Recoupment Policy.  Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.

(c) Data Privacy.  As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(d) Participants Outside of the United States.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(d) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–United States nationals or are primarily employed or providing services outside the United States.

(e) No Liability of Committee Members.  Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or byelaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(f) Payments Following Accidents or Illness.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(g) Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of Bermuda without reference to the principles of conflicts of laws thereof.

(h) Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

(i) Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

(j) Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

ANNEX J

August 11, 2014

Pangaea Logistics Solutions Ltd.
109 Long Wharf, 2nd Floor
Newport, RI 02840
Attention: Edward Coll

Re:	Registration Statement on Form S-4 Registration No. 333-195910

Ladies & Gentlemen:

We have acted as counsel for Pangaea Logistics Solutions Ltd. (the “Company”), a Bermuda company, in connection with its proposed merger into Quartet Merger Sub, Ltd., a Bermuda wholly-owned subsidiary of Quartet Holdco Ltd. (“Holdco”), a Bermuda exempted company, which is a wholly-owned subsidiary of Quartet Merger Corp., a publicly-traded Delaware corporation.

In formulating our opinion as to these matters, we have examined such documents as we have deemed appropriate, including Holdco’s Registration Statement on Form S-4 (File No. 333-195910) (the “Registration Statement”) as filed publicly with the U.S. Securities and Exchange Commission (the “Commission”) on May 13, 2014, as thereafter amended or supplemented and the prospectus of Holdco (the “Prospectus”) included in the Registration Statement. We have also obtained such additional information as we have deemed relevant and necessary from representatives of the Company. Capitalized terms not defined herein have the meanings ascribed to them in the Registration Statement.

Based on the facts as set forth in the Registration Statement and, in particular, on the representations, covenants, assumptions, conditions and qualifications described under the captions “Risk Factors”, “Tax Considerations” and “Business of Pangaea” therein, the opinions set forth in the Registration Statement under the captions “Risk Factors — United States tax authorities could treat us as a “passive foreign investment company,” which could have adverse United States federal income tax consequences to U.S. holders” and “Business of Pangaea — Tax Considerations — Passive Foreign Investment Company Status and Significant Tax Consequences”, insofar as such information describes the provisions of the federal tax laws of the United States constitute the opinions of Willkie Farr & Gallagher LLP as to such laws.

Our opinions and the tax discussion as set forth in the Registration Statement are based on the current provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations promulgated thereunder, published pronouncements of the Internal Revenue Service which may be cited or used as precedents, and case law, any of which may be changed at any time with retroactive effect. No opinion is expressed on any matters other than those specifically referred to above by reference to the Registration Statement.

We hereby consent to the references to our firm under the captions set forth above in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

/s/ WILLKIE FARR & GALLAGHER LLP

J-1

ANNEX K

Pangaea Logistics Solutions Ltd. 109 Long Wharf, 2nd Floor Newport, RI 02840 Attention: Edward Coll	Email jbodi@applebyglobal.com Direct Dial 441.298.3240

11 August 2014

Dear Sirs

Pangaea Logistics Solutions Ltd. (the “Company”)

This opinion as to Bermuda law is addressed to you in connection with the Company’s proposed merger into Quartet Merger Sub, Ltd., a Bermuda wholly-owned subsidiary of Quartet Holdco Ltd. (“Holdco”), a Bermuda exempted company, which is a wholly-owned subsidiary of Quartet Merger Corp., a publicly-traded Delaware corporation, and in connection with the filing of Holdco’s Registration Statement on Form S-4 (File No. 333-195910) (the “Registration Statement”) as filed publicly with the U.S. Securities and Exchange Commission (the “Commission”) on May 13, 2014, as thereafter amended or supplemented and the prospectus of Holdco (the “Prospectus”) included in the Registration Statement.

For the purposes of this opinion we have examined and relied upon the Registration Statement and Prospectus (Documents) together with such other documentation as we have considered requisite to this opinion. Unless otherwise defined herein, capitalised terms have the meanings assigned to them in the Registration Statement.

ASSUMPTIONS

In stating our opinion we have assumed:

(1)	the authenticity, accuracy and completeness of all Documents and other documentation examined by us submitted to us as originals and the conformity to authentic original documents of all Documents and other such Documentation submitted to us as certified, conformed, notarised or photostatic copies;
(2)	that each of the Documents and other such documentation which was received by electronic means is complete, intact and in conformity with the transmission as sent;
(3)	the genuineness of all signatures on the Documents;
(4)	the authority, capacity and power of each of the persons signing the Documents; and
(5)	that any factual statements made in any of the Documents are true, accurate and complete.

OPINION

Based upon and subject to the foregoing and subject to the reservations set out below and to any matters not disclosed to us, we confirm that the statements in the Registration Statement/Prospectus under the headings “Business of Pangaea – Tax Considerations – Bermuda Tax Considerations”, insofar as such information describes the provisions of the tax laws of Bermuda, constitute our opinion as to such laws.

RESERVATIONS

We have the following reservations:

(1)	We express no opinion as to any law other than Bermuda law and none of the opinions expressed herein relates to compliance with or matters governed by the laws of any jurisdiction except Bermuda. This opinion is limited to Bermuda law as applied by the courts of Bermuda at the date hereof.
(2)	Where an obligation is to be performed in a jurisdiction other than Bermuda, the courts of Bermuda may refuse to enforce it to the extent that such performance would be illegal under the laws of, or contrary to public policy of, such other jurisdiction.

K-1

DISCLOSURE

This opinion is given in connection with filing of the Registration Statement and Prospectus with the Commission and not for any other purpose except as may be required by law or regulatory authority. We consent to the filing of this opinion as an exhibit to the Registration Statement of the Company.

We also consent to the reference to our Firm under the captions “Business of Pangaea – Tax Considerations – Bermuda Tax Considerations” in the Registration Statement.

This opinion speaks as of its date and is strictly limited to the matters stated herein and we assume no obligation to review or update this opinion if applicable laws or the existing facts or circumstances should change.

This opinion is governed by and is to be construed in accordance with Bermuda law. It is given on the basis that it will not give rise to any legal proceedings with respect thereto in any jurisdiction other than Bermuda.

Yours faithfully,

/s/ Appleby (Bermuda) Limited

Bermuda •   British Virgin Islands •   Cayman Islands •  Guemsey •   Hong Kong •   Isle of Man •   Jersey •   London •   Mauritius •   Seychelles •   Shanghai •   Zurich

K-2

REVISED PRELIMINARY COPY SUBJECT TO COMPLETION

DATED AUGUST 12, 2014

QUARTET MERGER CORP.
777 Third Avenue, 37th Floor
New York, New York 10017

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
QUARTET MERGER CORP.

This proxy is solicited on behalf of the Board of Directors of Quartet Merger Corp. (“Quartet”). The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on [•  ], 2014 (the “meeting”). Please mark your vote in black ink, sign, date, and mail your proxy card in the envelope provided as soon as possible. Please do not write outside the designated areas. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

The undersigned appoints Eric S. Rosenfeld and David D. Sgro as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Quartet held of record by the undersigned on July 14, 2014, at the meeting, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 HEREIN. THE QUARTET BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 HEREIN.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

(Continued and to be signed on reverse side)

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 HEREIN. THE QUARTET BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 HEREIN.

1.	To adopt the Agreement and Plan of Reorganization, dated as of April 30, 2014, by and among Quartet, Quartet Holdco Ltd. (“Holdco”), Quartet Merger Sub, Ltd., Pangaea Logistics Solutions Ltd. (“Pangaea”) and the securityholders of Pangaea, and to approve the business combination contemplated by the Merger Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
If you affirmatively vote “FOR” or “AGAINST” Proposal Number 1 and you hold shares of Quartet common stock issued in the Quartet initial public offering, you may exercise your conversion rights and demand that Quartet convert your shares of common stock into a full pro rata portion of the trust account (as defined in the final prospectus of Quartet’s initial public offering, dated October 28, 2013) in which certain proceeds of Quartet’s initial public offering are held. To properly exercise your conversion rights, you must (a) affirmatively vote “FOR” or “AGAINST” Proposal 1, (b) demand that Quartet convert your shares into cash no later than the close of the vote at the meeting by marking the “I Hereby Exercise My Conversion Rights” box below or submitting a demand in writing to Quartet’s secretary, and (c) deliver your stock to Quartet’s transfer agent prior to the meeting either physically by delivering your stock certificate or electronically by using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System. Even if you properly exercise your conversion rights, you will only be entitled to receive cash for these shares if the mergers contemplated by the Merger Agreement are completed. If you properly exercise your conversion rights and the mergers are completed, then you will be exchanging your shares of Quartet common stock for cash and will no longer own these shares.
	I HEREBY EXERCISE MY CONVERSION RIGHTS.	☐
	I communicated with the following financial institution(s) in determining how to direct my vote on the mergers (check box & fill in as needed):	Jefferies ☐	☐ ____________________ (Institution name)
SHAREHOLDER CERTIFICATION
	I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other shareholder with respect to the shares of common stock of Quartet owned by me in connection with the proposed business combination between Quartet and Pangaea.	☐
2a.	To approve the following difference between the constitutional documents of Holdco to be in effect following the mergers and the current amended and restated certificate of incorporation of Quartet: the name of the new public entity will be “Pangaea Logistics Solutions Ltd.” as opposed to “Quartet Merger Corp.”	FOR ☐	AGAINST ☐	ABSTAIN ☐
2b.	To approve the following difference between the constitutional documents of Holdco to be in effect following the mergers and the current amended and restated certificate of incorporation of Quartet: Holdco will have 100,000,000 authorized common shares and 1,000,000 authorized preferred shares, as opposed to Quartet having 15,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2c.	To approve the following difference between the constitutional documents of Holdco to be in effect following the mergers and the current amended and restated certificate of incorporation of Quartet: Holdco’s corporate existence will be perpetual as opposed to Quartet’s corporate existence terminating if a business combination is not consummated by Quartet within a specified period of time.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2d.	To approve the following difference between the constitutional documents of Holdco to be in effect following the mergers and the current amended and restated certificate of incorporation of Quartet: Holdco’s bye-laws will not include the various provisions applicable only to specified purpose acquisition corporations that Quartet’s amended and restated certificate of incorporation contains.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To approve the adoption of the 2014 Share Incentive Plan which authorizes the award of share-based incentives in order to attract, retain, motivate, and reward certain key employees, officers, directors, and consultants of Holdco.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, Quartet is not authorized to consummate the mergers.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐
PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

AUTHORIZED SIGNATURES

This section must be completed for your vote to be counted.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, corporate officer, custodian, trustee or guardian, please give full title as such. If the signer is a corporation, please sign using the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in the partnership’s name by a duly authorized person.

Name of Stockholder:	_________________________________________________________________ (Please Print)
Number of Shares:	_________________________________________________________________
Signature of Stockholder:*	_________________________________________________________________
Signature of Stockholder:	_________________________________________________________________
Date:	_________________________________________________________________

PLEASE RETURN THIS PROXY.